FEDERATED MANAGED GROWTH FUND
Lifecycle Investing
MANAGED SERIES TRUST

INSTITUTIONAL SHARES

Federated Managed Growth Fund is part of Managed Series Trust, a lifecycle investing program from Federated Investors.

Other Funds available in Managed Series Trust are Federated Managed Income Fund, Federated Managed Growth and Income Fund, and Federated Managed Aggressive Growth Fund.

(LOGO)
FEDERATED SECURITIES CORP.
Distributor
A subsidiary of Federated Investors

(LOGO)

FEDERATED MANAGED GROWTH FUND
(A PORTFOLIO OF MANAGED SERIES TRUST)
INSTITUTIONAL SHARES
PROSPECTUS


The Institutional Shares of Federated Managed Growth Fund (the "Fund") offered by this prospectus represent interests in the Fund, which is a diversified investment portfolio of Managed Series Trust (the "Trust"). The Trust is an open-end management investment company (a mutual fund).
The investment objective of the Fund is to seek capital appreciation. In pursuing its objective, the Fund will consider the current income of the investments it selects. The Fund invests in both bonds and stocks. Institutional Shares are sold at net asset value.



THE INSTITUTIONAL SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE INSTITUTIONAL SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


This prospectus contains the information you should read and know before you invest in Institutional Shares of the Fund. Keep this prospectus for future reference.


The Fund has also filed a Statement of Additional Information for Institutional Shares and Select Shares of all portfolios of the Trust dated January 31, 1996, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information, or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-235-4669. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated January 31, 1996



TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY OF FUND EXPENSES                                                       1
------------------------------------------------------


FINANCIAL HIGHLIGHTS-
  INSTITUTIONAL SHARES                                                         2

------------------------------------------------------

GENERAL INFORMATION                                                            3
------------------------------------------------------

INVESTMENT INFORMATION                                                         3
------------------------------------------------------

  Investment Objective                                                         3
  Investment Policies                                                          3
  Investment Limitations                                                      15

TRUST INFORMATION                                                             15
------------------------------------------------------
  Management of the Trust                                                     15
  Distribution of Institutional Shares                                        19
  Administration of the Fund                                                  19
  Brokerage Transactions                                                      20

NET ASSET VALUE                                                               21
------------------------------------------------------


INVESTING IN INSTITUTIONAL SHARES                                             21

------------------------------------------------------

  Share Purchases                                                             21

  Minimum Investment Required                                                 22
  What Shares Cost                                                            22
  Subaccounting Services                                                      22
  Systematic Investment Program                                               22
  Certificates and Confirmations                                              23
  Dividends                                                                   23
  Capital Gains                                                               23


REDEEMING INSTITUTIONAL SHARES                                                23

------------------------------------------------------

  Through a Financial Institution                                             23
  Telephone Redemption                                                        23
  Written Requests                                                            24

  Systematic Withdrawal Program                                               24
  Accounts with Low Balances                                                  25

SHAREHOLDER INFORMATION                                                       25
------------------------------------------------------

  Voting Rights                                                               25

TAX INFORMATION                                                               25
------------------------------------------------------

  Federal Income Tax                                                          25

  State and Local Taxes                                                       26


PERFORMANCE INFORMATION                                                       26
------------------------------------------------------

OTHER CLASSES OF SHARES                                                       26
------------------------------------------------------

FINANCIAL HIGHLIGHTS--SELECT SHARES                                           27
------------------------------------------------------

FINANCIAL STATEMENTS                                                          28
------------------------------------------------------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                                      67
------------------------------------------------------

APPENDIX                                                                      68
------------------------------------------------------
ADDRESSES                                                                     71
------------------------------------------------------


SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

                                                     INSTITUTIONAL SHARES
                                               SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)............................       None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)....................................................................       None
Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds, as applicable)...........................................................       None
Redemption Fee (as a percentage of amount redeemed, if applicable).......................................       None
Exchange Fee.............................................................................................       None
                                                   ANNUAL OPERATING EXPENSES
                                            (As a percentage of average net assets)
Management Fee (after waiver) (1)........................................................................       0.24%
12b-1 Fee................................................................................................       None
Total Other Expenses.....................................................................................       0.76%
     Shareholder Services Fee (after waiver) (2)..............................................       0.00%
          Total Operating Expenses (3)...................................................................       1.00%


------------
(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75%.

(2) The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 1.76% absent the voluntary waivers of a portion of the management fee and shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Institutional Shares" and "Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE                                                                  1 year     3 years    5 years    10 years
You would pay the following expenses on a $1,000 investment assuming
(1) 5% annual return and (2) redemption at the end of each time
period................................................................     $10        $32        $55        $122


     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FEDERATED MANAGED GROWTH FUND
FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FORMERLY, INSTITUTIONAL SERVICE SHARES)

--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Reference is made to the Report of Independent Public Accountants on page 67.

                                                                                 YEAR ENDED        PERIOD ENDED
                                                                                NOVEMBER 30,       NOVEMBER 30,
                                                                                    1995              1994(A)
----------------------------------------------------------------------------  -----------------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $    9.82          $   10.00
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------
  Net investment income                                                                0.40               0.20
----------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
  foreign currency, and futures contracts                                              1.70              (0.26)
----------------------------------------------------------------------------        -------            -------
  Total from investment operations                                                     2.10              (0.06)
----------------------------------------------------------------------------
LESS DISTRIBUTIONS
----------------------------------------------------------------------------
  Distributions from net investment income                                            (0.40)             (0.12)
----------------------------------------------------------------------------        -------            -------
NET ASSET VALUE, END OF PERIOD                                                    $   11.52          $    9.82
----------------------------------------------------------------------------        -------            -------
TOTAL RETURN (B)                                                                     21.79%              (0.59%)
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------
  Expenses                                                                             1.00%              0.89%*
----------------------------------------------------------------------------
  Net investment income                                                                4.29%              4.28%*
----------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                     0.76%              0.90%*
----------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                           $68,313            $28,973
----------------------------------------------------------------------------
  Portfolio turnover                                                                    106%                71%
----------------------------------------------------------------------------


   * Computed on an annualized basis.

 (a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from January 27, 1994 (start of business) to May 24, 1994 the Fund had no investment activity.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

Further information about the Fund's performance is contained in the Fund's annual report for the year ended November 30, 1995, which can be obtained free of charge.


GENERAL INFORMATION
--------------------------------------------------------------------------------


The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interest in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") have established two classes of shares of the Fund, known as Institutional Shares and Select Shares. This prospectus relates only to Institutional Shares.



Institutional Shares ("Shares") of the Fund are designed to give institutions, individuals, and financial institutions acting in a fiduciary or agency capacity a convenient means of accumulating an interest in a professionally managed, diversified investment portfolio. A minimum initial investment of $25,000 over a 90-day period is required.


Shares are currently sold and redeemed at net asset value without a sales charge imposed by the Fund.

INVESTMENT INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek capital appreciation. In pursuing its objective, the Fund will consider the current income of the investments it selects. There can be, of course, no assurance that the Fund will achieve its investment objective. The Fund's investment objective cannot be changed without the approval of shareholders. Unless otherwise noted, the Fund's investment policies may be changed by the Trustees without shareholder approval.

INVESTMENT POLICIES

ASSET ALLOCATION. The Fund will primarily invest in two types of assets: equities and bonds. The Fund's investment approach is based on the conviction that, over time, the choice of investment asset categories and their relative long-term weightings within the portfolio will have the primary impact on its investment performance. Of secondary importance to the Fund's performance are the shifting of money among asset categories and the selection of securities within asset categories. Therefore, the Fund will pursue its investment objective in the following manner: (1) by setting long-term ranges for each asset category; (2) by moving money among asset categories within those defined ranges; and (3) by actively selecting securities within each of the asset categories. The Fund attempts to minimize risk by allocating its assets in such a fashion.

Within each of these types of investments, the Fund has designated asset categories. As a matter of investment policy, ranges have been set for each asset category's portfolio commitment.

The Fund will invest between 50 and 70 percent of its assets in equities. The equities asset categories are large company stocks, utility stocks, small company stocks, foreign stocks and equity reserves.

The Fund will invest between 30 and 50 percent of its assets in bonds. The Fund's adviser believes that bonds offer opportunities for growth of capital or otherwise may be desirable under prevailing market or economic conditions. The bond asset categories are U.S. Treasury securities, mortgage-backed securities, investment-grade corporate bonds, high yield corporate bonds and foreign bonds.

The following is a summary of the asset categories and the amount of the Fund's total assets which may be invested in each asset category:

ASSET CATEGORY                              RANGE
EQUITIES                                    50-70%
Large Company Stocks                        0-70%
Utility Stocks                              0-7.5%
Small Company Stocks                        0-21%
Foreign Stocks                              0-21%
Equity Reserves                             0-15%

BONDS                                       30-50%
U.S. Treasury Securities                    0-45%
Mortgage-Backed Securities                  0-15%
Investment-Grade Corporate Bonds            0-15%
High Yield Corporate Bonds                  0-15%
Foreign Bonds                               0-15%


The Fund's adviser will regularly review the Fund's allocation among the asset categories and make any changes, within the ranges established for each asset category, that it believes will provide the most favorable outlook for achieving the Fund's investment objective. The Fund's adviser will attempt to exploit inefficiencies among the various asset categories. If, for example, foreign stocks are judged to be unusually attractive relative to other asset categories, the allocation for foreign stocks may be moved to its upper limit. At other times, when foreign stocks appear to be overvalued, the commitment may be moved down to a lesser allocation. There is no assurance, however, that the adviser's attempts to pursue this strategy will result in a benefit to the Fund.

Each asset category within the Fund will be a managed portfolio. The Fund will seek superior investment performance through security selection in addition to determining the percentage of its assets to allocate to each of the asset categories.

EQUITY ASSET CATEGORIES. The portion of the Fund's assets which is invested in equities will be allocated among the following asset categories within the ranges specified:

     LARGE COMPANY STOCKS. Large company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of high-quality companies selected by the Fund's adviser. Ordinarily, these companies will be in the top 25 percent of their industries with regard to revenues and have a market capitalization of $500,000,000 or more. However, other factors, such as a company's product position, market share, current earnings and/or dividend and earnings growth prospects, will be considered by the Fund's adviser and may outweigh revenues. The Fund may invest up to 70 percent of its total assets in large company stocks.

     UTILITY STOCKS. Utility stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of utility companies. The Fund may invest up to 7.5 percent of its total assets in utility stocks. Common stocks of utilities are generally characterized by higher dividend yields and lower growth rates than common stocks of industrial companies. Under normal market conditions, the higher income stream from utility stocks tends to make them less volatile than stocks of industrial companies.

     SMALL COMPANY STOCKS. Small company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of companies with a market capitalization (market price x number of shares outstanding) below the top 1,000 stocks that comprise the large and mid-range capitalization sector of the United States equity market. These stocks are comparable to, but not limited to, the stocks comprising the Russell 2000 Index, an index of small capitalization stocks. The Fund may invest up to 21 percent of its total assets in small company stocks.


         INVESTMENT RISKS. Stocks in the small capitalization sector of the United States equity market have historically been more volatile in price than larger capitalization stocks, such as those included in the Standard & Poor's Ratings Group 500 Index. This is because, among other things, small companies have less certain growth prospects than larger companies; have a lower degree of liquidity in the equity market; and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, the stocks of small companies may, to some degree, fluctuate independently of the stocks of large companies; that is, small company stocks may decline in price as large company stocks rise in price or vice versa.

     FOREIGN STOCKS. Foreign stocks are equity securities of established companies in economically developed countries other than the United States. These securities may be either dollar-denominated or denominated in foreign currencies. American Depository Receipts ("ADRs"), including dollar denominated ADRs which are issued by domestic banks and traded in the United States on exchanges or over-the-counter, are treated as foreign stocks for purposes of the asset category ranges. The Fund may invest up to 21 percent of its total assets in foreign stocks.


     EQUITY RESERVES. When the adviser believes that a temporary defensive position is desirable, the Fund may invest in equity reserves. Equity reserves will be used to adjust the risk level of the equity portion of the Fund in response to market conditions. Equity reserves will consist of U.S. and foreign short-term money market instruments such as commercial paper rated A-1 by Standard and Poor's Ratings Group ("Standard & Poor's"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1 by Fitch Investors Service, Inc. ("Fitch"). The Fund may invest up to 15 percent of its total assets in equity reserves.


BOND ASSET CATEGORIES. The portion of the Fund's assets which is invested in bonds ("Bond Assets") will be allocated among the following asset categories within the ranges specified. The prices of fixed income securities fluctuate inversely to the direction of interest rates. Generally, the

Fund will invest in Bond Assets which are believed to offer opportunities for growth of capital when the adviser believes interest rates will decline and, therefore, the value of the debt securities will increase, or the market value of bonds will increase due to factors affecting certain types of bonds or particular issuers, such as improvement in credit quality due to company fundamentals or economic conditions or assumptions on changes in trends in prepayment rates with respect to mortgage-backed securities. The average duration of the Fund's Bond Assets will be not less than three nor more than seven years. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with shorter durations generally have less volatile prices than securities of comparable quality with longer durations. The Fund should be expected to maintain a higher average duration during periods of lower expected market volatility, and a lower average duration during periods of higher expected market volatility.

     U.S. TREASURY SECURITIES. U.S. Treasury securities are direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds. The Fund may invest up to 45 percent of its total assets in U.S. Treasury securities. The Fund may invest in other U.S. government securities if, in the judgment of the adviser, other U.S. government securities are more attractive than U.S. Treasury securities.

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an undivided interest in a pool of residential mortgages or may be collateralized by a pool of residential mortgages. Mortgage-backed securities are generally either issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") or other U.S. government agencies or instrumentalities. Mortgage-backed securities may also be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. The Fund may invest up to 15 percent of its total assets in mortgage-backed securities.

     INVESTMENT-GRADE CORPORATE BONDS. Investment-grade corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BBB or higher by a nationally recognized statistical rating organization ("NRSRO"). The Fund may invest up to 15 percent of its total assets in investment-grade corporate bonds. In certain cases, the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the investment-grade bonds described above. Yankee bonds, which are U.S. dollar-denominated bonds issued and traded in the United States by foreign issuers, are treated as investment-grade corporate bonds for purposes of the asset category ranges.

     HIGH YIELD CORPORATE BONDS. High yield corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BB or lower by NRSROs (commonly known as junk bonds). The Fund may invest up to 15 percent of its total assets in high yield corporate bonds. There is no minimal acceptable rating for a security to be purchased or held in the Fund's portfolio, and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category. (See "Appendix.") In certain cases the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the high yield bonds described above.

         INVESTMENT RISKS. Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time. As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities.

         Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

     FOREIGN BONDS. Foreign bonds are high-quality debt securities of countries other than the United States. The Fund's portfolio of foreign bonds will be comprised mainly of foreign government, foreign governmental agency or supranational institution bonds. The Fund will also invest in high-quality debt securities issued by corporations in countries other than the United States and subject to the Fund's credit limitations for foreign bonds. The Fund may invest up to 15 percent of its total assets in foreign bonds.

ACCEPTABLE INVESTMENTS

     EQUITY SECURITIES. Common stocks represent ownership interest in a corporation. Unlike bonds, which are debt securities, common stocks have neither fixed maturity dates nor fixed schedules of promised payments. Utility stocks are common stocks of utility companies, including water companies, companies that produce, transmit, or distribute gas and electric energy and those companies that provide communications facilities, such as telephone and telegraph companies. Foreign stocks are equity securities of foreign issuers.
     FOREIGN SECURITIES. The foreign bonds in which the Fund invests are rated within the four highest ratings for bonds by Moody's (Aaa, Aa, A or Baa) or by Standard & Poor's (AAA, AA, A or BBB) or are unrated if determined to be of equivalent quality by the Fund's adviser.

         INVESTMENT RISKS. Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities apply to securities issued by foreign corporations and sovereign governments. These risks relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, currency fluctuations, withholding taxes on interest, limitations on the use or transfer of Fund assets, political or social instability and adverse diplomatic developments. It may also be more difficult to enforce contractual obligations or obtain court judgments abroad than would be the case in the United States because of differences in the legal systems. If the issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, the Fund may have limited legal recourse in the event of default. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Additional differences exist between investing in foreign and domestic securities. Examples of such differences include: less publicly available information about foreign issuers; credit risks associated with certain foreign governments; the lack of uniform financial accounting standards applicable to foreign issuers; less readily available market quotations on foreign issuers; the likelihood that securities of foreign issuers may be less liquid or more volatile; generally higher foreign brokerage commissions; and unreliable mail service between countries.

     EQUITY RESERVES. The Fund's equity reserves may be cash received from the sale of Fund shares, reserves for temporary defensive purposes or to take advantage of market opportunities.

         REPURCHASE AGREEMENTS. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

     CONVERTIBLE SECURITIES. Convertible securities are fixed-income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The adviser may treat convertible securities as large company stocks, small company stocks, or high yield bonds for purposes of the asset category ranges, depending upon current market conditions, including the relationship of the then-current price to the conversion price. The convertible securities in which the Fund invests may be rated "high yield" or of comparable quality at the time of purchase.

     U.S. TREASURY AND OTHER U.S. GOVERNMENT SECURITIES. The U.S. Treasury and other U.S. government securities in which the Fund invests are either issued or guaranteed by the U.S.

     government, its agencies or instrumentalities. The U.S. government securities in which the Fund may invest are limited to:

       direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and

       obligations issued by U.S. government agencies or instrumentalities, including securities that are supported by the full faith and credit of the U.S. Treasury (such as GNMA certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of an agency or instrumentality (such as FNMA and FHLMC bonds).

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities collateralized by residential mortgages. The mortgage-backed securities in which the Fund may invest may be:

       issued by an agency of the U.S. government, typically GNMA, FNMA or FHLMC;

       privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

       privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and

       other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are bonds issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. Most of the CMOs in which the Fund would invest use the same basic structure:

             Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date; the final class (or Z bond) typically receives the residual income from the underlying investments after payments are made to the other classes.

             The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities.

             The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest maturity security (or B bond). This process continues until all of the classes have been paid off.

             Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. The interest portion of these payments is distributed by the Fund as income and the capital portion is reinvested.

             The Fund will invest only in CMOs which are rated AAA or Aaa by an NRSRO.

         REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations or a segregated pool of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates, and a single class of "residual interests." To qualify as a REMIC, substantially all of the assets of the entity must be in assets directly or indirectly secured principally by real property.

         CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying mortgages. Distributions to holders of mortgage-backed securities include both interest and principal payments. Principal payments represent the amortization of the principal of the underlying mortgages and any prepayments of principal due to prepayment, refinancing, or foreclosure of the underlying mortgages. Although maturities of the underlying mortgage loans may range up to 30 years, amortization and prepayments substantially shorten the effective maturities of mortgage-backed securities. Due to these features, mortgage-backed securities are less effective as a means of "locking in" attractive long-term interest rates than fixed-income securities which pay only a stated amount of interest until maturity, when the entire principal amount is returned. This is caused by the need to reinvest at lower interest rates both distributions of principal generally and significant prepayments which become more likely as mortgage interest rates decline. Since comparatively high interest rates cannot be effectively "locked in," mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other non-callable, fixed-income government securities of comparable stated maturities. However, mortgage-backed securities may experience less pronounced declines in value during periods of rising interest rates.

         In addition, some of the CMOs purchased by the Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or "SMBSs"). Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased by the Fund. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs and a reduction in the amount of payments made to holders of interest-only SMBSs. It is possible that the Fund might not recover its original investment in interest-only SMBSs if there are substantial prepayments on the underlying mortgages. Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities. The Fund's adviser intends to use this characteristic of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Fund's portfolio, while continuing to pursue the Fund's investment objective.

     CORPORATE BONDS. The investment-grade corporate bonds in which the Fund invests are:

       rated within the four highest ratings for corporate bonds by Moody's (Aaa, Aa, A, or Baa), Standard & Poor's (AAA, AA, A, or BBB), or Fitch (AAA, AA, A, or BBB);

       unrated if other long-term debt securities of that issuer are rated, at the time of purchase, Baa or better by Moody's or BBB or better by Standard & Poor's or Fitch; or

       unrated if determined to be of equivalent quality to one of the foregoing rating categories by the Fund's adviser.

     Securities which are rated BBB by Standard & Poor's or Fitch or Baa by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. If a security's rating is reduced below the required minimum after the Fund has purchased it, the Fund is not required to sell the security, but may consider doing so.

     The high yield corporate bonds in which the Fund invests are rated Ba or lower by Moody's or BB or lower by Standard & Poor's or Fitch (commonly known as junk bonds). A description of the rating categories is contained in the Appendix to this prospectus.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies, but it will not own more than 3 percent of the total outstanding voting stock of any such investment company, invest more than 5 percent of its total assets in any one such investment company, or invest more than 10 percent of its total assets in such other investment companies in general. To the extent that the Fund invests in securities issued by other investment companies, the Fund will indirectly bear its proportionate share of any fees and expenses paid by such companies in addition to the fees and expenses payable directly by the Fund.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. However, the Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15 percent of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.


The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100 percent of the value of the securities loaned.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

FOREIGN CURRENCY TRANSACTIONS. The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency exchanges may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

     CURRENCY RISKS. To the extent that debt securities purchased by the Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated and are maintained until the contract has been settled. The Fund will not enter into a forward contract with a term of more than one year.

The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served. The Fund will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the Fund's assets denominated in that currency. The Fund will not invest more than 21% of its total assets in forward foreign currency exchange contracts.

OPTIONS. The Fund may deal in options on foreign currencies, foreign currency futures, securities, and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. The Fund will use options only to manage interest rate and currency risks. The Fund may write covered call options to generate income. The Fund may write covered call options and secured put options on up to 25 percent of its net assets and may purchase put and call options provided that no more than 5 percent of the fair market value of its net assets may be invested in premiums on such options.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying currency, security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying currency, security or other asset at the exercise price during the option period. The writer of a covered call owns assets that are acceptable for escrow, and the writer of a secured put invests an amount not less than the exercise price in eligible assets to the extent that it is obligated as a writer. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset at a disadvantageous price.

Over-the-counter options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options, which may not be continuously liquid, are available for a greater variety of assets and with a wider range of expiration dates and exercise prices, than are exchange traded options.

FUTURES AND OPTIONS ON FUTURES. The Fund may purchase and sell futures contracts to accommodate cash flows into and out of the Fund's portfolio and to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions.

Interest rate futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract, and the buyer agrees to take delivery of the instrument at the specified future time.

Stock index futures contracts are based on indexes that reflect the market value of common stock of the firms included in the indexes. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The Fund may utilize stock index futures to handle cash flows into and out of the Fund and to potentially reduce transactional costs.

The Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect its portfolio securities against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5 percent of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts are unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security or will make deposits to collateralize the position as discussed above.

     RISKS. When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option.

     It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.


PORTFOLIO TURNOVER. Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The Fund's rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover involves correspondingly greater transaction expenses which must be borne directly by the Fund, and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them. (Further information is contained in the Fund's Statement of Additional Information within the sections "Brokerage Transactions" and "Tax Status".) Nevertheless, transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the Fund's adviser deems it appropriate to make changes in the Fund's portfolio.


INVESTMENT LIMITATIONS

The Fund will not:

       borrow money directly or through reverse repurchase agreements or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15 percent of the value of those assets to secure such borrowings;
       lend any securities except for portfolio securities; or

       underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations.

The above investment limitations cannot be changed without shareholder approval.

TRUST INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.


INVESTMENT ADVISER. Except as noted below with regard to the sub-adviser, investment decisions for the Fund are made by Federated Management, the Fund's investment adviser (the "Adviser"), subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.


     ADVISORY FEES. The Fund's adviser receives an annual investment advisory fee equal to .75 of 1% of the Fund's average daily net assets. The fee paid by the Fund, while higher than the advisory fee paid by other mutual funds in general, is comparable to fees paid by other mutual funds with similar objectives and policies. Under the advisory contract, which provides for voluntary reimbursement of expenses by the adviser, the adviser may voluntarily waive some or all of its fee. This does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities. The adviser has also undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states.

     ADVISER'S BACKGROUND. Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940.


SUB-ADVISER. Under the terms of the Sub-Advisory Agreement between the Adviser and Federated Global Research Corp. (the "Sub-Adviser"), the Sub-Adviser will provide the Adviser such investment advice, statistical and other factual information as may, from time to time, be reasonably requested by the Adviser.

     SUB-ADVISORY FEES. For its services under the Sub-Advisory Agreement, the Sub-Adviser receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

     SUB-ADVISER'S BACKGROUND. Federated Global Research Corp., incorporated in Delaware on May 12, 1995, is a registered investment adviser under the Investment Advisers Act of 1940. Prior to September 1995, the Sub-Adviser had not served as an investment adviser to mutual funds.

The Adviser and Sub-Adviser are subsidiaries of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


Federated Management, Federated Global Research Corp. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $80 billion invested across more than 250 funds under management and/or administration by its subsidiaries, as of December 31, 1995, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,800 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.

The Trust, the Adviser, and the Sub-Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of these codes are subject to review by the Trustees, and could result in severe penalties.


     PORTFOLIO MANAGERS' BACKGROUNDS.

     Charles A. Ritter is the portfolio
     manager for the Fund and performs the overall allocation of the assets of the Fund among the various asset categories. He has performed these duties since the Fund's inception. In allocating the Fund's assets, Mr. Ritter evaluates the market environment and economic outlook, utilizing the services of the Adviser's economist and strategist. Mr. Ritter joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser since 1992. From 1988 until 1991, Mr. Ritter acted as an Assistant Vice President. Mr. Ritter is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Chicago and his M.S. in Economics from Carnegie Mellon University.

     The portfolio managers for each of the individual asset categories are as follows:

     Peter R. Anderson and Aash Shah are portfolio managers for the domestic large company stocks asset category. Mr. Anderson has performed this duty since the Fund's inception. Mr. Shah assumed his responsibilities in December 1995. Mr. Anderson joined Federated Investors in 1972 and is presently a Senior Vice President of the Fund's Adviser. Mr. Anderson is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Wisconsin. Mr. Shah joined Federated Investors in 1993 as an Investment Analyst and has been an Assistant Vice President of the Fund's Adviser since 1995. Mr. Shah was employed at Westinghouse Credit Corp. from 1990 to 1993 as an Investment Analyst. Mr. Shah received his M.S.I.A. from Carnegie Mellon University with a concentration in finance and accounting. Mr. Shah is a Chartered Financial Analyst.

     James Grefenstette is the portfolio manager for the domestic small company stocks asset category. He has served in this capacity since August 1994. Mr. Grefenstette joined Federated Investors in 1992 and has been an Assistant Vice President of the Fund's Adviser since 1994. From 1992 until 1994, Mr. Grefenstette acted as an investment analyst. Mr. Grefenstette was a credit analyst at Westinghouse Credit Corp. from 1990 until 1992. Mr. Grefenstette received his M.S.I.A. from Carnegie Mellon University.

     Christopher H. Wiles is the portfolio manager for the utility stocks asset category of all the portfolios of Managed Series Trust except for Federated Managed Aggressive Growth Fund, and has been one of the Fund's portfolio managers since its inception. Mr. Wiles joined Federated Investors in 1990 and has been a Vice President of the Fund's Adviser since 1992. Mr. Wiles served as Assistant Vice President of the Fund's Adviser from 1990 until 1992. Mr. Wiles is a Chartered Financial Analyst and received his M.B.A. in Finance from Cleveland State University.


     Henry Frantzen, Drew Collins, Mark Kopinski, Frank Semack, and Alexandre de Bethmann are portfolio managers for the foreign stocks asset category.



     Henry A. Frantzen has been a portfolio manager of the Fund since November 1995. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of the Fund's Sub-Adviser. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 to 1995. He was the Executive Vice President and Director of Equities at Oppenheimer Management Corporation from 1989 to 1991. Mr. Frantzen received his B.S. in finance and marketing from the University of North Dakota.


     Drew J. Collins has been a portfolio manager of the Fund since November 1995. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's Sub-Adviser.
     Mr. Collins served as a Vice President/Portfolio Manager of international equity portfolios at Arnhold and S. Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/ Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the University of Pennsylvania.



     Mark S. Kopinski has been a portfolio manager of the Fund since November 1995. Mr. Kopinski joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. Kopinski served as Vice President/Portfolio Manager of international equity funds at Twentieth Century Mutual Funds from 1990 to 1995. Mr. Kopinski received his M.B.A. in Asian Studies from the University of Illinois.



     Frank Semack has been a portfolio manager of the Fund since November 1995. Mr. Semack joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. Semack served as an Investment Analyst at Omega Advisers, Inc. from 1993 to 1994. He served as an Associate Director/Portfolio Manager of Wardley Investment Services, Ltd. from 1987 to 1993. Mr. Semack received his M.Sc. in economics from the London School of Economics.



     Alexandre de Bethmann has been a portfolio manager of the Fund since November 1995. Mr. de Bethmann joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. de Bethmann served as Assistant Vice President/Portfolio Manager for Japanese and Korean equities at the College Retirement Equities Fund from 1994 to 1995. He served as an International Equities Analyst and then as an Assistant Portfolio Manager at the College Retirement Equities Fund between 1987 and 1994. Mr. de Bethmann received his M.B.A. in Finance from Duke University.
     Henry Frantzen, Drew Collins, and Robert Kowit are portfolio managers for the foreign bonds asset category. They have performed these duties since November 1995.

     Robert M. Kowit joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. Kowit served as a Managing Partner of Copernicus Global Asset Management from January 1995 through October 1995. From 1990 to 1994, he served as Senior Vice President of International Fixed Income and Foreign Exchange for John Hancock Advisers. Mr. Kowit received his M.B.A. from Iona College with a concentration in finance.

     Susan M. Nason and Joseph M. Balestrino are portfolio managers for the U.S. Treasury securities asset category. Ms. Nason has performed this duty since the Fund's inception. Mr. Balestrino assumed his responsibilities on March 1, 1995. Ms. Nason joined Federated Investors in 1987 and has been a Vice President of the Fund's Adviser since 1993. Ms. Nason served as an Assistant Vice President of the Adviser from 1990 until 1992. Ms. Nason is a Chartered Financial Analyst and received her M.S.I.A. in Finance from Carnegie Mellon University. Mr. Balestrino joined Federated Investors in 1986 and has been Vice President of the Fund's Adviser since 1995. Mr. Balestrino served as an Assistant Vice President from 1991 until 1995, and as an investment analyst of the Adviser from 1989 until 1991. Mr. Balestrino is a Chartered

     Financial Analyst and received his M.A. in Urban and Regional Planning from the University of Pittsburgh.

     Thomas M. Franks is the portfolio manager for the equity reserves asset category. He has performed these duties since the Fund's inception. Mr. Franks joined Federated Investors in 1985 and has been a Vice President of the Fund's Adviser since 1990. Mr. Franks is a Chartered Financial Analyst and received his M.S.I.A. in Business Administration from Carnegie Mellon University.

     Kathleen M. Foody-Malus and James D. Roberge are portfolio managers for the mortgage-backed securities asset category. Ms. Foody-Malus has performed this duty since the Fund's inception. Mr. Roberge assumed his responsibilities on March 1, 1995. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser since 1993. Ms. Foody-Malus served as an Assistant Vice President of the Adviser from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh. Mr. Roberge joined Federated Investors in 1990 and has been a Vice President of the Fund's Adviser since October, 1994. Prior to this, Mr. Roberge served as an Assistant Vice President of the Fund's Adviser. From 1990 until 1992, Mr. Roberge acted as an investment analyst. Mr. Roberge is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pennsylvania.

     Joseph M. Balestrino and Susan M. Nason are portfolio managers for the investment-grade corporate bonds asset category. They have performed these duties since the Fund's inception.


     Mark E. Durbiano is the portfolio manager for the high yield corporate bonds asset category. He has performed these duties since the Fund's inception. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of the Fund's Adviser since January 1996. Mr. Durbiano was a Vice President of the Fund's Adviser from 1988 through 1995. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.


DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the principal distributor for Shares. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Administrative Services provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors ("Federated Funds") as specified below:

        MAXIMUM                   AVERAGE AGGREGATE DAILY
  ADMINISTRATIVE FEE         NET ASSETS OF THE FEDERATED FUNDS
      0.15 of 1%              on the first $250 million
      0.125 of 1%             on the next $250 million
      0.10 of 1%              on the next $250 million
      0.075 of 1%             on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Administrative Services may choose voluntarily to waive a portion of its fee.


SHAREHOLDER SERVICES. The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to .25 of 1% of the average daily net asset value of the Institutional Shares, computed at an annual rate, to obtain certain personal services for shareholders and provide maintenance of shareholder accounts ("shareholder services"). From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily.



Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.



SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. In addition to receiving the payments under the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Adviser or its affiliates.


BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

NET ASSET VALUE
--------------------------------------------------------------------------------

The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by adding the interest of the Shares in the market value of all securities and other assets of the Fund, subtracting the interest of the Shares in the liabilities of the Fund and those attributable to Shares, and dividing the remainder by the total number of Shares outstanding. The net asset value for Institutional Shares may exceed that of Select Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

INVESTING IN INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open for business. Shares may be purchased through a financial institution which has a sales agreement with the distributor or by wire or mail.

To purchase Shares, open an account by calling Federated Securities Corp. Information needed to establish an account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

THROUGH A FINANCIAL INSTITUTION. An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.


BY WIRE. To purchase Shares by Federal Reserve wire, call the Fund before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows: Federated Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated Managed Growth Fund-- Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Wire Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.


BY MAIL. To purchase Shares by mail, send a check made payable to Federated Managed Growth Fund--Institutional Shares to Federated Services Company, P.O. Box 8600, Boston, Massachusetts

02266-8600. Orders by mail are considered received after payment by check is converted by State Street Bank into federal funds. This is normally the next business day after State Street Bank receives the check.


MINIMUM INVESTMENT REQUIRED

The minimum initial investment in Shares is $25,000. However, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund. Accounts established through a non-affiliated bank or broker may be subject to a smaller minimum investment.

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Shares through a non-affiliated bank or broker may be charged an additional service fee by that bank or broker.
The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities such that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


SUBACCOUNTING SERVICES


Institutions are encouraged to open single master accounts. However, certain institutions may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Institutions holding Shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided which may be related to the ownership of Shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed. State securities laws may require certain financial institutions such as depository institutions to register as dealers.


SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account had been opened, shareholders may add to their investment on a regular basis. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Shares at the net asset value next determined after an order is received by the Fund. A shareholder may apply for participation in this program through Federated Securities Corp.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested by contacting the Fund.

Detailed confirmations of each purchase or redemption are sent to each shareholder. Quarterly confirmations are sent to report dividends paid during that quarter.

DIVIDENDS

Dividends are declared and paid quarterly to all shareholders invested in the Fund on the record date. Unless shareholders request cash payments by writing the Fund, dividends are automatically reinvested in additional Shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge.

CAPITAL GAINS

Capital gains realized by the Fund, if any, will be distributed at least once every 12 months.

REDEEMING INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

The Fund redeems Shares at their net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made through a financial institution, by telephone request or by written request.

THROUGH A FINANCIAL INSTITUTION

A shareholder may redeem Shares by calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written instructions to the Fund. The financial institution may charge customary fees and commissions for this service.

TELEPHONE REDEMPTION


Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern time). All proceeds will normally be wire transferred the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If at any time, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.


An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests," should be considered.

WRITTEN REQUESTS


Shares may also be redeemed by sending a written request to the Fund. Call the Fund for specific instructions before redeeming by letter. The shareholder will be asked to provide in the request his name, the Fund name and class of shares name, his account number, and the Share or dollar amount requested. If Share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to: Federated Services Company, P.O. Box 8600, Boston, MA 02266-8600.

SIGNATURES. Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:

       a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation ("FDIC");

       a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange;

       a savings bank or savings association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or

       any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

RECEIVING PAYMENT. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request, provided the Fund or its agents have received payment for Shares from the shareholder.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually use up, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $25,000. A shareholder may apply for participation in this program through Federated Securities Corp.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000. This requirement does not apply, however, if the balance falls below $25,000 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights except that, in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders for this purpose shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote.

TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional Shares.


STATE AND LOCAL TAXES



In the opinion of Houston, Houston & Donnelly, counsel to the Trust, Fund shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Fund would be subject to such taxes if owned directly by residents of those jurisdictions.


Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Fund advertises its total return and yield for Shares.

Total return represents the change, over a specified period of time, in the value of an investment in Shares after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Shares is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by Shares over a thirty-day period by the maximum offering price per share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.


From time to time, advertisements for the Fund's Institutional Shares may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.


OTHER CLASSES OF SHARES
--------------------------------------------------------------------------------


The Fund also offers another class of shares called Select Shares that are sold at net asset value primarily to retail and private banking customers of financial institutions and are subject to a minimum initial investment of $1,500.

Select Shares are distributed under a 12b-1 Plan adopted by the Fund and also are subject to shareholder services fees.



Select Shares and Institutional Shares are subject to certain of the same expenses. Expense differences, however, between Select Shares and Institutional Shares may affect the performance of each class.



To obtain more information and a prospectus for Select Shares, investors may call 1-800-235-4669.


FEDERATED MANAGED GROWTH FUND
FINANCIAL HIGHLIGHTS--SELECT SHARES
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Reference is made to the Report of Independent Public Accountants on page 67.

                                                                                 YEAR ENDED        PERIOD ENDED
                                                                                NOVEMBER 30,       NOVEMBER 30,
                                                                                    1995              1994(A)
----------------------------------------------------------------------------  -----------------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $    9.81          $   10.00
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------
  Net investment income                                                                0.23               0.15
----------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
  foreign currency, and futures contracts                                              1.79              (0.24)
----------------------------------------------------------------------------        -------            -------
  Total from investment operations                                                     2.02              (0.09)
----------------------------------------------------------------------------
LESS DISTRIBUTIONS
----------------------------------------------------------------------------
  Distributions from net investment income                                            (0.33)             (0.10)
----------------------------------------------------------------------------        -------            -------
NET ASSET VALUE, END OF PERIOD                                                    $   11.50          $    9.81
----------------------------------------------------------------------------        -------            -------
TOTAL RETURN (B)                                                                     20.95%              (0.90%)
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------
  Expenses                                                                             1.75%              1.70%*
----------------------------------------------------------------------------
  Net investment income                                                                3.48%              3.53%*
----------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                     0.76%              1.15%*
----------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                           $27,358             $2,952
----------------------------------------------------------------------------
  Portfolio turnover rate                                                               106%                71%
----------------------------------------------------------------------------


   * Computed on an annualized basis.

 (a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from January 27, 1994 (start of business) to May 24, 1994 the Fund had no investment activity.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

Further information about the Fund's performance is contained in the Fund's annual report for the year ended November 30, 1995, which can be obtained free of charge.



FEDERATED MANAGED GROWTH FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--37.0%
---------------------------------------------------------------------------------------------------
                 (A) LARGE COMPANY--13.3%
                 ----------------------------------------------------------------------------------
                 BASIC INDUSTRY--1.6%
                 ----------------------------------------------------------------------------------
         9,100   Allegheny Ludlum Corp.                                                              $     169,487
                 ----------------------------------------------------------------------------------
         3,500   Aluminum Co. of America                                                                   204,750
                 ----------------------------------------------------------------------------------
         3,400   Du Pont (E.I.) de Nemours & Co.                                                           226,100
                 ----------------------------------------------------------------------------------
         3,200   Eastman Chemical Co.                                                                      210,000
                 ----------------------------------------------------------------------------------
         3,500   International Paper Co.                                                                   133,437
                 ----------------------------------------------------------------------------------
         4,900   Phelps Dodge Corp.                                                                        332,588
                 ----------------------------------------------------------------------------------
         7,000   Praxair, Inc.                                                                             203,875
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,480,237
                 ----------------------------------------------------------------------------------  -------------
                 CONSUMER DURABLES--0.6%
                 ----------------------------------------------------------------------------------
         4,000   Eastman Kodak Co.                                                                         272,000
                 ----------------------------------------------------------------------------------
         6,900   Mattel, Inc.                                                                              193,200
                 ----------------------------------------------------------------------------------
         7,100   Volvo AB, ADR                                                                             149,100
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     614,300
                 ----------------------------------------------------------------------------------  -------------
                 CONSUMER NON-DURABLES--1.4%
                 ----------------------------------------------------------------------------------
         2,500   Avon Products, Inc.                                                                       181,562
                 ----------------------------------------------------------------------------------
         8,500   IBP, Inc.                                                                                 531,250
                 ----------------------------------------------------------------------------------
         4,000   Philip Morris Cos., Inc.                                                                  351,000
                 ----------------------------------------------------------------------------------
         4,900   Reebok International Ltd.                                                                 127,400
                 ----------------------------------------------------------------------------------
        31,100   RJR Nabisco Holdings Corp., Conv. Pfd., Series C, $0.6012                                 182,713
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,373,925
                 ----------------------------------------------------------------------------------  -------------
                 ENERGY MINERALS--0.8%
                 ----------------------------------------------------------------------------------
         5,300   Chevron Corp.                                                                             261,687
                 ----------------------------------------------------------------------------------
         5,700   Occidental Petroleum Corp.                                                                126,113
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (A) LARGE COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 ENERGY MINERALS--CONTINUED
                 ----------------------------------------------------------------------------------
         3,200   Texaco, Inc.                                                                        $     236,800
                 ----------------------------------------------------------------------------------
         8,500   USX-Marathon Group                                                                        156,188
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     780,788
                 ----------------------------------------------------------------------------------  -------------
                 FINANCE--2.8%
                 ----------------------------------------------------------------------------------
         4,913   Allstate Corp.                                                                            201,433
                 ----------------------------------------------------------------------------------
         2,700   American Express Co.                                                                      114,750
                 ----------------------------------------------------------------------------------
         4,700   Bank of Boston Corp.                                                                      217,962
                 ----------------------------------------------------------------------------------
         3,600   Chemical Banking Corp.                                                                    216,000
                 ----------------------------------------------------------------------------------
         2,200   CIGNA Corp.                                                                               242,000
                 ----------------------------------------------------------------------------------
         4,400   Citicorp                                                                                  311,300
                 ----------------------------------------------------------------------------------
         3,200   Dean Witter, Discover & Co.                                                               163,200
                 ----------------------------------------------------------------------------------
         5,302   Mellon Bank Corp.                                                                         283,657
                 ----------------------------------------------------------------------------------
         3,000   Merrill Lynch & Co., Inc., STRYPES, $3.12                                                 158,250
                 ----------------------------------------------------------------------------------
         4,400   Providian Corp.                                                                           176,550
                 ----------------------------------------------------------------------------------
         2,200   Sunamerica, Inc., Conv. Pfd., Series E, $3.10                                             147,400
                 ----------------------------------------------------------------------------------
         6,600   Travelers Group, Inc.                                                                     392,700
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   2,625,202
                 ----------------------------------------------------------------------------------  -------------
                 FOOD & DRUG RETAILERS--0.0%
                 ----------------------------------------------------------------------------------
         1,325   Grand Union Co.                                                                             9,937
                 ----------------------------------------------------------------------------------  -------------
                 HEALTH CARE--1.1%
                 ----------------------------------------------------------------------------------
         3,550   American Home Products Corp.                                                              323,937
                 ----------------------------------------------------------------------------------
         3,200   Becton, Dickinson & Co.                                                                   223,200
                 ----------------------------------------------------------------------------------
         3,200   Bristol-Myers Squibb Co.                                                                  256,800
                 ----------------------------------------------------------------------------------
         3,200   Merck & Co., Inc.                                                                         198,000
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,001,937
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (A) LARGE COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 PRODUCER MANUFACTURING--1.5%
                 ----------------------------------------------------------------------------------
         3,200   (b)FMC Corp.                                                                        $     236,400
                 ----------------------------------------------------------------------------------
         2,800   General Electric Co.                                                                      188,300
                 ----------------------------------------------------------------------------------
         1,500   ITT Corp.                                                                                 183,937
                 ----------------------------------------------------------------------------------
         1,500   Loews Corp.                                                                               230,250
                 ----------------------------------------------------------------------------------
         4,500   Textron, Inc.                                                                             344,813
                 ----------------------------------------------------------------------------------
        16,100   (c)Westinghouse Electric Corp., PEPs, Series C, $1.30                                     265,650
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,449,350
                 ----------------------------------------------------------------------------------  -------------
                 RETAIL TRADE--0.4%
                 ----------------------------------------------------------------------------------
         6,400   American Stores Co.                                                                       168,000
                 ----------------------------------------------------------------------------------
         5,300   Sears, Roebuck & Co.                                                                      208,688
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     376,688
                 ----------------------------------------------------------------------------------  -------------
                 SERVICES--0.4%
                 ----------------------------------------------------------------------------------
         6,400   Baker Hughes, Inc.                                                                        130,400
                 ----------------------------------------------------------------------------------
         2,700   Gannett Co., Inc.                                                                         164,700
                 ----------------------------------------------------------------------------------
         2,300   (b)Western Atlas, Inc.                                                                    110,113
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     405,213
                 ----------------------------------------------------------------------------------  -------------
                 TECHNOLOGY--1.8%
                 ----------------------------------------------------------------------------------
         5,800   General Motors Corp., Class E                                                             292,900
                 ----------------------------------------------------------------------------------
         3,100   Hewlett-Packard Co.                                                                       256,912
                 ----------------------------------------------------------------------------------
         3,000   Intel Corp.                                                                               182,625
                 ----------------------------------------------------------------------------------
         1,500   International Business Machines Corp.                                                     144,937
                 ----------------------------------------------------------------------------------
         3,000   (b)Litton Industries, Inc.                                                                134,625
                 ----------------------------------------------------------------------------------
         4,900   Lockheed Martin Corp.                                                                     359,538
                 ----------------------------------------------------------------------------------
         3,600   Raytheon Co.                                                                              160,200
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (A) LARGE COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 TECHNOLOGY--CONTINUED
                 ----------------------------------------------------------------------------------
         3,600   Rockwell International Corp.                                                        $     176,400
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,708,137
                 ----------------------------------------------------------------------------------  -------------
                 TRANSPORTATION--0.2%
                 ----------------------------------------------------------------------------------
         3,100   Consolidated Rail Corp.                                                                   216,612
                 ----------------------------------------------------------------------------------  -------------
                 (D) UTILITIES--0.7%
                 ----------------------------------------------------------------------------------
         4,700   AT&T Corp.                                                                                310,200
                 ----------------------------------------------------------------------------------
           700   CMS Energy Corp.                                                                           19,075
                 ----------------------------------------------------------------------------------
         1,000   (b)Columbia Gas System, Inc.                                                               43,250
                 ----------------------------------------------------------------------------------
         2,800   Enron Corp.                                                                               105,000
                 ----------------------------------------------------------------------------------
           700   FPL Group, Inc.                                                                            30,363
                 ----------------------------------------------------------------------------------
         6,300   MCI Communications Corp.                                                                  168,525
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     676,413
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL LARGE COMPANY                                                                    12,718,739
                 ----------------------------------------------------------------------------------  -------------
                 (A) SMALL COMPANY--7.6%
                 ----------------------------------------------------------------------------------
                 BASIC INDUSTRY--0.7%
                 ----------------------------------------------------------------------------------
         5,300   (b)Applied Extrusion Technologies, Inc.                                                    66,912
                 ----------------------------------------------------------------------------------
         2,747   Brush Wellman, Inc.                                                                        48,072
                 ----------------------------------------------------------------------------------
         1,800   Cambrex Corp.                                                                              66,600
                 ----------------------------------------------------------------------------------
         1,800   Carpenter Technology Corp.                                                                 77,850
                 ----------------------------------------------------------------------------------
         1,800   Chesapeake Corp.                                                                           53,100
                 ----------------------------------------------------------------------------------
         1,400   (b)Cytec Industries, Inc.                                                                  89,600
                 ----------------------------------------------------------------------------------
         2,300   First Mississippi Corp.                                                                    58,650
                 ----------------------------------------------------------------------------------
         3,900   (b)Magma Copper Co.                                                                        82,875
                 ----------------------------------------------------------------------------------
         1,200   Springs Industries, Inc., Class A                                                          50,400
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (A) SMALL COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 BASIC INDUSTRY--CONTINUED
                 ----------------------------------------------------------------------------------
         1,200   Texas Industries, Inc.                                                              $      61,500
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     655,559
                 ----------------------------------------------------------------------------------  -------------
                 CONSUMER DURABLES--0.4%
                 ----------------------------------------------------------------------------------
         1,400   Barnes Group, Inc.                                                                         54,250
                 ----------------------------------------------------------------------------------
         3,400   (b)Champion Enterprises, Inc.                                                             102,000
                 ----------------------------------------------------------------------------------
         3,200   Coachmen Industries, Inc.                                                                  62,000
                 ----------------------------------------------------------------------------------
         1,455   Harman International Industries, Inc.                                                      63,838
                 ----------------------------------------------------------------------------------
         4,200   (b)Toll Brothers, Inc.                                                                     76,125
                 ----------------------------------------------------------------------------------
         2,200   Toro Co.                                                                                   69,575
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     427,788
                 ----------------------------------------------------------------------------------  -------------
                 CONSUMER NON-DURABLES--0.2%
                 ----------------------------------------------------------------------------------
         2,500   Hudson Foods, Inc., Class A                                                                40,000
                 ----------------------------------------------------------------------------------
         3,600   (b)Mondavi, Robert Corp., Class A                                                         114,750
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     154,750
                 ----------------------------------------------------------------------------------  -------------
                 ENERGY MINERALS--0.1%
                 ----------------------------------------------------------------------------------
         2,000   KCS Energy, Inc.                                                                           27,500
                 ----------------------------------------------------------------------------------
        10,100   (b)Tesoro Petroleum Corp.                                                                  84,588
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     112,088
                 ----------------------------------------------------------------------------------  -------------
                 FINANCE--1.7%
                 ----------------------------------------------------------------------------------
         1,500   Alex Brown, Inc.                                                                           69,000
                 ----------------------------------------------------------------------------------
         1,900   Allied Group, Inc.                                                                         67,450
                 ----------------------------------------------------------------------------------
         1,800   American Bankers Insurance Group, Inc.                                                     65,025
                 ----------------------------------------------------------------------------------
         2,400   (b)American Travellers Corp.                                                               60,000
                 ----------------------------------------------------------------------------------
         1,575   Associated Banc Corp.                                                                      62,606
                 ----------------------------------------------------------------------------------
         2,423   Bankers First Corp.                                                                        66,330
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (A) SMALL COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 FINANCE--CONTINUED
                 ----------------------------------------------------------------------------------
         2,000   (b)Brooklyn Bancorp, Inc.                                                           $      80,500
                 ----------------------------------------------------------------------------------
         1,900   Centura Banks, Inc.                                                                        64,600
                 ----------------------------------------------------------------------------------
         4,300   City National Corp.                                                                        59,125
                 ----------------------------------------------------------------------------------
         1,400   Cullen Frost Bankers, Inc.                                                                 71,050
                 ----------------------------------------------------------------------------------
         4,800   CWM Mortgage Holdings, Inc.                                                                72,600
                 ----------------------------------------------------------------------------------
         3,100   FirstBank Puerto Rico                                                                      58,512
                 ----------------------------------------------------------------------------------
         5,100   (b)Glendale Federal Bank                                                                   82,237
                 ----------------------------------------------------------------------------------
         6,400   Hibernia Corp., Class A                                                                    67,200
                 ----------------------------------------------------------------------------------
         1,600   Irwin Financial Corp.                                                                      63,200
                 ----------------------------------------------------------------------------------
         3,000   Money Stores, Inc.                                                                        141,750
                 ----------------------------------------------------------------------------------
         2,500   North Fork Bancorp, Inc.                                                                   58,125
                 ----------------------------------------------------------------------------------
         3,600   Peoples Heritage Financial Group                                                           75,600
                 ----------------------------------------------------------------------------------
         1,400   PHH Corp.                                                                                  64,050
                 ----------------------------------------------------------------------------------
         1,800   Queens County Bancorp, Inc.                                                                72,450
                 ----------------------------------------------------------------------------------
         3,100   (b)St. Francis Capital Corp.                                                               72,075
                 ----------------------------------------------------------------------------------
         1,600   Student Loan Corp.                                                                         56,600
                 ----------------------------------------------------------------------------------
         1,700   WestAmerica Bancorporation                                                                 70,125
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,620,210
                 ----------------------------------------------------------------------------------  -------------
                 HEALTH CARE--0.7%
                 ----------------------------------------------------------------------------------
         4,400   Bindley Western Industries, Inc.                                                           78,650
                 ----------------------------------------------------------------------------------
         2,100   (b)Bio Rad Laboratories, Inc., Class A                                                     86,625
                 ----------------------------------------------------------------------------------
         2,500   (b)Foxmeyer Health Corp.                                                                   65,000
                 ----------------------------------------------------------------------------------
         3,900   ICN Pharmaceuticals, Inc.                                                                  78,975
                 ----------------------------------------------------------------------------------
         8,800   Kinetic Concepts, Inc.                                                                    100,100
                 ----------------------------------------------------------------------------------
         4,200   (b)Maxicare Health Plans, Inc.                                                             91,875
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (A) SMALL COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 HEALTH CARE--CONTINUED
                 ----------------------------------------------------------------------------------
         9,500   (b)North American Biologicals, Inc.                                                 $      91,438
                 ----------------------------------------------------------------------------------
         8,100   (b)Oec-Medical Systems, Inc.                                                               81,000
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     673,663
                 ----------------------------------------------------------------------------------  -------------
                 PRODUCER MANUFACTURING--0.5%
                 ----------------------------------------------------------------------------------
         1,550   AGCO Corp.                                                                                 66,844
                 ----------------------------------------------------------------------------------
         2,100   Blount Intl, Inc., Class A                                                                 63,262
                 ----------------------------------------------------------------------------------
         1,600   Borg-Warner Automotive, Inc.                                                               47,400
                 ----------------------------------------------------------------------------------
         5,300   Brenco, Inc.                                                                               55,650
                 ----------------------------------------------------------------------------------
         4,800   JLG Industries, Inc.                                                                      136,200
                 ----------------------------------------------------------------------------------
         1,100   NACCO Industries, Inc., Class A                                                            62,700
                 ----------------------------------------------------------------------------------
         2,800   (b)NCI Building System, Inc.                                                               64,400
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     496,456
                 ----------------------------------------------------------------------------------  -------------
                 RETAIL TRADE--0.5%
                 ----------------------------------------------------------------------------------
         1,900   (b)CompUSA, Inc.                                                                           70,537
                 ----------------------------------------------------------------------------------
         1,500   (b)Eckerd Corp.                                                                            63,937
                 ----------------------------------------------------------------------------------
         3,800   Great Atlantic & Pacific Tea Co., Inc.                                                     83,125
                 ----------------------------------------------------------------------------------
         6,300   (b)MacFrugal's Bargains CloseOuts, Inc.                                                    82,688
                 ----------------------------------------------------------------------------------
         6,600   Pier 1 Imports, Inc.                                                                       71,775
                 ----------------------------------------------------------------------------------
         5,400   Ruddick Corp.                                                                              58,050
                 ----------------------------------------------------------------------------------
         3,500   (b)Waban, Inc.                                                                             64,750
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     494,862
                 ----------------------------------------------------------------------------------  -------------
                 SERVICES--1.0%
                 ----------------------------------------------------------------------------------
         3,000   (b)American Buildings Co.                                                                  67,875
                 ----------------------------------------------------------------------------------
         1,900   Butler Manufacturing Co.                                                                   65,550
                 ----------------------------------------------------------------------------------
         4,300   Castle (A.M.) & Co.                                                                       105,350
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (A) SMALL COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 SERVICES--CONTINUED
                 ----------------------------------------------------------------------------------
         2,000   (b)Devon Group, Inc.                                                                $      77,000
                 ----------------------------------------------------------------------------------
         2,500   Granite Construction, Inc.                                                                 69,375
                 ----------------------------------------------------------------------------------
         2,000   Plenum Publishing Corp.                                                                    72,500
                 ----------------------------------------------------------------------------------
         7,800   (b)Pride Petroleum Services, Inc.                                                          76,050
                 ----------------------------------------------------------------------------------
         2,400   Pulitzer Publishing Co.                                                                   110,400
                 ----------------------------------------------------------------------------------
         3,367   Richfood Holdings, Inc.                                                                    94,697
                 ----------------------------------------------------------------------------------
         1,701   (b)United Video Satellite Group, Inc., Class A                                             49,329
                 ----------------------------------------------------------------------------------
         8,000   (b)Westcott Communications                                                                114,000
                 ----------------------------------------------------------------------------------
         3,200   (b)Western Waste Industries                                                                58,800
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     960,926
                 ----------------------------------------------------------------------------------  -------------
                 TECHNOLOGY--1.2%
                 ----------------------------------------------------------------------------------
         2,793   (b)Bell Industries, Inc.                                                                   63,541
                 ----------------------------------------------------------------------------------
         3,150   (b)Burr Brown Corp.                                                                        90,562
                 ----------------------------------------------------------------------------------
         8,200   (b)Computervision Corp.                                                                   102,500
                 ----------------------------------------------------------------------------------
         1,400   (b)Electronics for Imaging, Inc.                                                          120,400
                 ----------------------------------------------------------------------------------
         1,600   (b)International Rectifier Corp.                                                           79,400
                 ----------------------------------------------------------------------------------
         3,400   (b)Kemet Corp.                                                                            103,700
                 ----------------------------------------------------------------------------------
         2,000   (b)Marshall Industries                                                                     70,500
                 ----------------------------------------------------------------------------------
         1,900   (b)Network Equipment Technologies, Inc.                                                    62,938
                 ----------------------------------------------------------------------------------
         4,600   (b)S3, Inc.                                                                                86,825
                 ----------------------------------------------------------------------------------
         2,300   (b)SCI Systems, Inc.                                                                       77,050
                 ----------------------------------------------------------------------------------
         1,900   (b)Tech-Sym Corp.                                                                          56,763
                 ----------------------------------------------------------------------------------
         2,200   (b)Tencor Instruments                                                                      83,050
                 ----------------------------------------------------------------------------------
         1,500   Watkins Johnson Co.                                                                        68,063
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (A) SMALL COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 TECHNOLOGY--CONTINUED
                 ----------------------------------------------------------------------------------
         1,700   Wyle Labs                                                                           $      66,938
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,132,230
                 ----------------------------------------------------------------------------------  -------------
                 TRANSPORTATION--0.2%
                 ----------------------------------------------------------------------------------
         4,100   (b)America West Airlines, Inc., Class B                                                    73,287
                 ----------------------------------------------------------------------------------
         1,800   (b)Continental Airlines, Inc., Class B                                                     70,425
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     143,712
                 ----------------------------------------------------------------------------------  -------------
                 (D) UTILITIES--0.4%
                 ----------------------------------------------------------------------------------
         2,400   Central Hudson Gas & Electric Service                                                      72,900
                 ----------------------------------------------------------------------------------
         2,200   Eastern Enterprises                                                                        71,500
                 ----------------------------------------------------------------------------------
         2,800   Oneok, Inc.                                                                                65,800
                 ----------------------------------------------------------------------------------
         4,800   (b)Public Service Co. New Mexico                                                           84,600
                 ----------------------------------------------------------------------------------
           600   Tele Danmark                                                                               16,725
                 ----------------------------------------------------------------------------------
         2,000   Teppco Partners, L.P.                                                                      72,500
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     384,025
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL SMALL COMPANY                                                                     7,256,269
                 ----------------------------------------------------------------------------------  -------------
                 (D) UTILITY--5.2%
                 ----------------------------------------------------------------------------------
                 ELECTRIC UTILITIES--2.0%
                 ----------------------------------------------------------------------------------
         4,000   Baltimore Gas & Electric Co.                                                              106,500
                 ----------------------------------------------------------------------------------
         3,739   Cinergy Corp.                                                                             110,301
                 ----------------------------------------------------------------------------------
         3,300   CMS Energy Corp.                                                                           89,925
                 ----------------------------------------------------------------------------------
         4,400   DPL, Inc.                                                                                 105,600
                 ----------------------------------------------------------------------------------
         3,750   DQE, Inc.                                                                                 108,281
                 ----------------------------------------------------------------------------------
         2,400   Duke Power Co.                                                                            107,700
                 ----------------------------------------------------------------------------------
         3,100   Florida Progress Corp.                                                                    106,562
                 ----------------------------------------------------------------------------------
         1,900   FPL Group, Inc.                                                                            82,413
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (D) UTILITY--CONTINUED
                 ----------------------------------------------------------------------------------
                 ELECTRIC UTILITIES--CONTINUED
                 ----------------------------------------------------------------------------------
         3,400   General Public Utilities                                                            $     107,525
                 ----------------------------------------------------------------------------------
         3,700   Illinova Corp.                                                                            104,987
                 ----------------------------------------------------------------------------------
         2,900   NIPSCO Industries, Inc.                                                                   107,300
                 ----------------------------------------------------------------------------------
         5,600   Pacificorp                                                                                109,900
                 ----------------------------------------------------------------------------------
         3,700   Peco Energy Co.                                                                           107,300
                 ----------------------------------------------------------------------------------
         3,900   Pinnacle West Capital Corp.                                                               106,275
                 ----------------------------------------------------------------------------------
         5,700   SCE Corp.                                                                                  89,063
                 ----------------------------------------------------------------------------------
         4,500   Southern Co.                                                                              102,938
                 ----------------------------------------------------------------------------------
         2,800   Texas Utilities Co.                                                                       107,800
                 ----------------------------------------------------------------------------------
         3,700   Utilicorp United, Inc.                                                                    103,138
                 ----------------------------------------------------------------------------------
         3,200   Western Resources, Inc.                                                                   106,000
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,969,508
                 ----------------------------------------------------------------------------------  -------------
                 NATURAL GAS DISTRIBUTION--0.2%
                 ----------------------------------------------------------------------------------
         3,700   MCN Corp.                                                                                  80,475
                 ----------------------------------------------------------------------------------
         3,000   Pacific Enterprises                                                                        80,250
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     160,725
                 ----------------------------------------------------------------------------------  -------------
                 OIL/GAS TRANSMISSION--0.3%
                 ----------------------------------------------------------------------------------
         2,900   Panhandle Eastern Corp.                                                                    82,288
                 ----------------------------------------------------------------------------------
         2,500   Sonat, Inc.                                                                                80,625
                 ----------------------------------------------------------------------------------
         2,100   Williams Companies, Inc.                                                                   88,200
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     251,113
                 ----------------------------------------------------------------------------------  -------------
                 SERVICES--0.0%
                 ----------------------------------------------------------------------------------
           600   (b)U.S. West Media Group                                                                   10,800
                 ----------------------------------------------------------------------------------  -------------
                 TELECOMMUNICATIONS--2.7%
                 ----------------------------------------------------------------------------------
         5,800   Ameritech Corp.                                                                           319,000
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (D) UTILITY--CONTINUED
                 ----------------------------------------------------------------------------------
                 TELECOMMUNICATIONS--CONTINUED
                 ----------------------------------------------------------------------------------
           700   AT&T Corp.                                                                          $      46,200
                 ----------------------------------------------------------------------------------
         4,900   Bell Atlantic Corp.                                                                       308,700
                 ----------------------------------------------------------------------------------
         8,200   BellSouth Corp.                                                                           318,775
                 ----------------------------------------------------------------------------------
         7,600   GTE Corp.                                                                                 323,950
                 ----------------------------------------------------------------------------------
        11,200   MCI Communications Corp.                                                                  299,600
                 ----------------------------------------------------------------------------------
         6,500   NYNEX Corp.                                                                               322,563
                 ----------------------------------------------------------------------------------
         5,900   SBC Communications, Inc.                                                                  318,600
                 ----------------------------------------------------------------------------------
        10,000   U.S. West Communications Group                                                            312,500
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   2,569,888
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL UTILITY                                                                           4,962,034
                 ----------------------------------------------------------------------------------  -------------
                 FOREIGN EQUITY--10.9%
                 ----------------------------------------------------------------------------------
                 ARGENTINA--0.1%
                 ----------------------------------------------------------------------------------
           200   Banco Frances del Rio de la Plata SA, ADR                                                   5,225
                 ----------------------------------------------------------------------------------
         2,200   Compania Naviera Perez Companc SA, Class B                                                 10,674
                 ----------------------------------------------------------------------------------
           606   IRSA Inversiones y Representaciones SA, GDR                                                13,172
                 ----------------------------------------------------------------------------------
           600   YPF Sociedad Anonima, ADR                                                                  11,700
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                      40,771
                 ----------------------------------------------------------------------------------  -------------
                 AUSTRALIA--0.3%
                 ----------------------------------------------------------------------------------
        11,000   Mayne Nickless Ltd.                                                                        50,616
                 ----------------------------------------------------------------------------------
        17,000   News Corporation Ltd.                                                                      89,075
                 ----------------------------------------------------------------------------------
        17,500   Woodside Petroleum Ltd.                                                                    86,890
                 ----------------------------------------------------------------------------------
        32,000   Woolworth's Ltd.                                                                           74,811
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     301,392
                 ----------------------------------------------------------------------------------  -------------
                 FINLAND--0.0%
                 ----------------------------------------------------------------------------------
           400   Nokia AB-A                                                                                 21,947
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 ----------------------------------------------------------------------------------
                 FRANCE--0.6%
                 ----------------------------------------------------------------------------------
           605   Accor SA                                                                            $      73,466
                 ----------------------------------------------------------------------------------
         1,400   AXA                                                                                        83,767
                 ----------------------------------------------------------------------------------
         1,500   Compagnie Financiere de Paribas, Class A                                                   83,288
                 ----------------------------------------------------------------------------------
         1,080   LaFarge-Coppee                                                                             68,602
                 ----------------------------------------------------------------------------------
         4,300   Lagardere Groupe                                                                           83,665
                 ----------------------------------------------------------------------------------
           600   LVMH (Moet-Hennessy)                                                                      114,217
                 ----------------------------------------------------------------------------------
           805   Lyonnaise des Eaux SA                                                                      77,104
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     584,109
                 ----------------------------------------------------------------------------------  -------------
                 GERMANY--0.7%
                 ----------------------------------------------------------------------------------
           300   BASF AG                                                                                    65,754
                 ----------------------------------------------------------------------------------
           355   Commerzbank AG, Frankfurt                                                                  82,104
                 ----------------------------------------------------------------------------------
         1,380   Deutsche Bank Ag                                                                           64,740
                 ----------------------------------------------------------------------------------
           270   Gea AG, Pfd.                                                                               85,874
                 ----------------------------------------------------------------------------------
           175   Henkel KGaA--Vorzug, Pfd.                                                                  65,581
                 ----------------------------------------------------------------------------------
           185   Kaufhof Holding AG                                                                         56,026
                 ----------------------------------------------------------------------------------
           105   Linde AG                                                                                   61,564
                 ----------------------------------------------------------------------------------
           200   Mannesmann AG                                                                              64,399
                 ----------------------------------------------------------------------------------
           200   Siemens AG                                                                                104,473
                 ----------------------------------------------------------------------------------
            85   Wella AG, Pfd.                                                                             39,964
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     690,479
                 ----------------------------------------------------------------------------------  -------------
                 HONG KONG--0.4%
                 ----------------------------------------------------------------------------------
        64,000   Amoy Properties Ltd.                                                                       61,229
                 ----------------------------------------------------------------------------------
           800   Cheung Kong                                                                                 4,551
                 ----------------------------------------------------------------------------------
        35,000   Hong Kong Telecom                                                                          59,503
                 ----------------------------------------------------------------------------------
         3,751   HSBC Holdings PLC                                                                          55,284
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 ----------------------------------------------------------------------------------
                 HONG KONG--CONTINUED
                 ----------------------------------------------------------------------------------
       134,000   Manhattan Card Co., Ltd.                                                            $      59,768
                 ----------------------------------------------------------------------------------
         8,000   Sun Hung Kai Properties                                                                    64,383
                 ----------------------------------------------------------------------------------
        16,000   Television Broadcasts Ltd.                                                                 60,402
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     365,120
                 ----------------------------------------------------------------------------------  -------------
                 INDONESIA--0.2%
                 ----------------------------------------------------------------------------------
        29,000   Astra International                                                                        57,784
                 ----------------------------------------------------------------------------------
        18,000   Hero Supermarket                                                                           35,472
                 ----------------------------------------------------------------------------------
         9,000   Indocement Tungal                                                                          30,545
                 ----------------------------------------------------------------------------------
        15,000   Lippo Bank                                                                                 22,006
                 ----------------------------------------------------------------------------------
        16,000   United Tractors                                                                            29,078
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     174,885
                 ----------------------------------------------------------------------------------  -------------
                 ITALY--0.2%
                 ----------------------------------------------------------------------------------
        17,800   La Rinascente S.P.A.                                                                       99,732
                 ----------------------------------------------------------------------------------
        63,000   (b)Telecom Italia Mobile                                                                  101,640
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     201,372
                 ----------------------------------------------------------------------------------  -------------
                 JAPAN--4.4%
                 ----------------------------------------------------------------------------------
        15,000   Asahi Chemical Industry Co. Ltd.                                                          112,039
                 ----------------------------------------------------------------------------------
         6,000   Bridgestone Corp.                                                                          88,452
                 ----------------------------------------------------------------------------------
         3,000   Canon, Inc.                                                                                52,776
                 ----------------------------------------------------------------------------------
         6,000   Dai Nippon Printing Co. Ltd.                                                              104,963
                 ----------------------------------------------------------------------------------
        18,000   Daimaru, Inc.                                                                             118,526
                 ----------------------------------------------------------------------------------
        28,000   Dainippon Ink and Chemical, Inc.                                                          129,612
                 ----------------------------------------------------------------------------------
            11   DDI Corp.                                                                                  88,432
                 ----------------------------------------------------------------------------------
        11,000   Fujitsu Ltd.                                                                              129,730
                 ----------------------------------------------------------------------------------
         6,000   Hitachi Cable                                                                              42,634
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 ----------------------------------------------------------------------------------
                 JAPAN--CONTINUED
                 ----------------------------------------------------------------------------------
        11,000   Jaccs                                                                               $     108,108
                 ----------------------------------------------------------------------------------
        17,000   (b)Japan Airlines Co.                                                                     108,767
                 ----------------------------------------------------------------------------------
         4,000   JUSCO Co.                                                                                  95,921
                 ----------------------------------------------------------------------------------
         6,000   Kandenko Co., Ltd.                                                                         73,120
                 ----------------------------------------------------------------------------------
        22,000   Kawasaki Heavy Industries                                                                 100,108
                 ----------------------------------------------------------------------------------
        33,000   Kawasaki Steel                                                                            117,081
                 ----------------------------------------------------------------------------------
         4,000   Kokuyo Co.                                                                                 86,093
                 ----------------------------------------------------------------------------------
        19,000   Kubota Corp.                                                                              124,924
                 ----------------------------------------------------------------------------------
        10,000   Kuraray Co. Ltd.                                                                          102,211
                 ----------------------------------------------------------------------------------
         2,000   Kurita Water Industries                                                                    55,627
                 ----------------------------------------------------------------------------------
        11,000   Kyowa Hakko Kogyo Co.                                                                     108,108
                 ----------------------------------------------------------------------------------
        13,000   Minebea Co.                                                                               108,088
                 ----------------------------------------------------------------------------------
        23,000   Mitsubishi Heavy Industries                                                               183,322
                 ----------------------------------------------------------------------------------
        15,000   Mitsui Marine & Fire Insurance Co.                                                        100,983
                 ----------------------------------------------------------------------------------
        15,000   Nagoya Railroad Co. Ltd.                                                                   73,710
                 ----------------------------------------------------------------------------------
         8,000   NEC Corp.                                                                                 102,211
                 ----------------------------------------------------------------------------------
         5,000   NGK Insulators                                                                             49,631
                 ----------------------------------------------------------------------------------
        14,000   Nihon Cement Co., Ltd.                                                                     92,737
                 ----------------------------------------------------------------------------------
         5,000   Nippon Electric Glass Co., Ltd.                                                            92,875
                 ----------------------------------------------------------------------------------
        12,000   Nippon Express Co. Ltd.                                                                   104,138
                 ----------------------------------------------------------------------------------
        17,000   Nippon Sheet Glass Co.                                                                     75,853
                 ----------------------------------------------------------------------------------
         6,000   Nishimatsu Construction                                                                    71,941
                 ----------------------------------------------------------------------------------
        46,000   (b)NKK Corp.                                                                              126,585
                 ----------------------------------------------------------------------------------
        10,000   Sakura Bank Ltd., Tokyo                                                                   108,108
                 ----------------------------------------------------------------------------------
         1,000   Secom Co.                                                                                  67,518
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 ----------------------------------------------------------------------------------
                 JAPAN--CONTINUED
                 ----------------------------------------------------------------------------------
         2,000   Sega Enterprises                                                                    $     108,108
                 ----------------------------------------------------------------------------------
         6,000   Sekisui House Ltd.                                                                         70,172
                 ----------------------------------------------------------------------------------
         8,000   Shionogi and Co.                                                                           68,953
                 ----------------------------------------------------------------------------------
         2,000   Sony Music Entertainment, Inc.                                                             89,435
                 ----------------------------------------------------------------------------------
        20,000   Sumitomo Chemical Co.                                                                      99,459
                 ----------------------------------------------------------------------------------
        33,000   Sumitomo Heavy Industries                                                                 105,081
                 ----------------------------------------------------------------------------------
         4,000   Takeda Chemical Industries                                                                 59,754
                 ----------------------------------------------------------------------------------
        10,000   Tokio Marine & Fire                                                                       114,005
                 ----------------------------------------------------------------------------------
         1,000   Tostem Corp.                                                                               30,467
                 ----------------------------------------------------------------------------------
         5,000   Toto Ltd.                                                                                  67,813
                 ----------------------------------------------------------------------------------
         4,000   Yamanouchi Pharmaceutical                                                                  86,093
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   4,204,272
                 ----------------------------------------------------------------------------------  -------------
                 MALAYSIA--0.2%
                 ----------------------------------------------------------------------------------
         5,000   Malayan Banking Bhd                                                                        39,614
                 ----------------------------------------------------------------------------------
        47,000   Malayan United Industries Bhd                                                              35,755
                 ----------------------------------------------------------------------------------
        20,000   Malayawata Steel Berhad                                                                    34,214
                 ----------------------------------------------------------------------------------
        16,000   Malaysian International Shipping Bhd                                                       39,101
                 ----------------------------------------------------------------------------------
        11,000   (d)Tenaga Nasional Berhad                                                                  41,190
                 ----------------------------------------------------------------------------------
        15,000   UMW Holdings Bhd                                                                           35,179
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     225,053
                 ----------------------------------------------------------------------------------  -------------
                 MEXICO--0.1%
                 ----------------------------------------------------------------------------------
         1,200   Cemex SA, Class B, ADR                                                                      8,025
                 ----------------------------------------------------------------------------------
           800   Empresas ICA Sociedad Controladora S.A., ADR                                                8,200
                 ----------------------------------------------------------------------------------
         1,500   Grupo Financiero Bancomer, S.A. de C.V., Class B, ADR                                       8,625
                 ----------------------------------------------------------------------------------
           300   Pan American Beverage, Class A                                                              9,675
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 ----------------------------------------------------------------------------------
                 MEXICO--CONTINUED
                 ----------------------------------------------------------------------------------
         1,000   Transportacion Maritima Mexicana SA , Class L, ADR                                  $       7,625
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                      42,150
                 ----------------------------------------------------------------------------------  -------------
                 NETHERLANDS--0.4%
                 ----------------------------------------------------------------------------------
         7,500   Elsevier NV                                                                               102,359
                 ----------------------------------------------------------------------------------
         1,500   Polygram NV                                                                                90,317
                 ----------------------------------------------------------------------------------
         3,850   Royal PTT Nederland NV                                                                    137,186
                 ----------------------------------------------------------------------------------
           700   Unilever NV-Cert                                                                           92,509
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     422,371
                 ----------------------------------------------------------------------------------  -------------
                 NEW ZEALAND--0.0%
                 ----------------------------------------------------------------------------------
        12,000   Fletcher Challenge Ltd.                                                                    29,771
                 ----------------------------------------------------------------------------------
         1,703   Fletcher Challenge Ltd.--Forestry Shares                                                    2,402
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                      32,173
                 ----------------------------------------------------------------------------------  -------------
                 SINGAPORE--0.2%
                 ----------------------------------------------------------------------------------
        14,000   First Capital Corp., Ltd., Singapore                                                       37,717
                 ----------------------------------------------------------------------------------
         3,000   Fraser and Neave Ltd.                                                                      35,732
                 ----------------------------------------------------------------------------------
        20,000   Haw Par Brothers International Ltd.                                                        43,105
                 ----------------------------------------------------------------------------------
         4,000   Singapore Airlines Ltd.                                                                    37,434
                 ----------------------------------------------------------------------------------
         3,000   Singapore Press Holdings Ltd.                                                              47,430
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     201,418
                 ----------------------------------------------------------------------------------  -------------
                 SPAIN--0.3%
                 ----------------------------------------------------------------------------------
           360   Acerinox SA                                                                                36,072
                 ----------------------------------------------------------------------------------
         3,000   Repsol SA                                                                                  94,560
                 ----------------------------------------------------------------------------------
         1,000   Zardoya-Otis SA                                                                           103,850
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     234,482
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 ----------------------------------------------------------------------------------
                 SWEDEN--0.2%
                 ----------------------------------------------------------------------------------
         7,950   Stora Kopparbergs, Class A                                                          $     100,050
                 ----------------------------------------------------------------------------------
         3,400   Svedala Industri AB Free                                                                   94,135
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     194,185
                 ----------------------------------------------------------------------------------  -------------
                 SWITZERLAND--0.7%
                 ----------------------------------------------------------------------------------
            63   BBC Brown Boveri                                                                           72,352
                 ----------------------------------------------------------------------------------
            50   Ciba-Giegy AG-R                                                                            44,577
                 ----------------------------------------------------------------------------------
           800   CS Holding                                                                                 75,883
                 ----------------------------------------------------------------------------------
           420   Merkur Holding AG                                                                          90,038
                 ----------------------------------------------------------------------------------
           100   Nestle SA                                                                                 106,593
                 ----------------------------------------------------------------------------------
            25   Roche Holdings AG Genusscheine                                                            188,856
                 ----------------------------------------------------------------------------------
           253   Zurich Versicherungsgesellschaft                                                           77,697
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     655,996
                 ----------------------------------------------------------------------------------  -------------
                 UNITED KINGDOM--1.9%
                 ----------------------------------------------------------------------------------
        16,900   Associated British Ports Holdings PLC                                                      73,220
                 ----------------------------------------------------------------------------------
         9,100   Boots Co. PLC                                                                              78,852
                 ----------------------------------------------------------------------------------
        19,000   (d)British Gas PLC                                                                         70,974
                 ----------------------------------------------------------------------------------
        27,000   British Steel PLC                                                                          69,856
                 ----------------------------------------------------------------------------------
        15,000   BTR PLC                                                                                    76,814
                 ----------------------------------------------------------------------------------
        10,400   Cadbury Schweppes PLC                                                                      88,683
                 ----------------------------------------------------------------------------------
        23,200   Caradon PLC                                                                                69,792
                 ----------------------------------------------------------------------------------
        15,000   Chubb Security                                                                             74,288
                 ----------------------------------------------------------------------------------
        11,500   Compass Group                                                                              78,785
                 ----------------------------------------------------------------------------------
        12,300   Grand Metropolitan PLC                                                                     83,230
                 ----------------------------------------------------------------------------------
         6,100   Imperial Chemical Industries PLC                                                           70,974
                 ----------------------------------------------------------------------------------
        13,500   Marks & Spencer PLC                                                                        91,247
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 ----------------------------------------------------------------------------------
                 UNITED KINGDOM--CONTINUED
                 ----------------------------------------------------------------------------------
         6,000   (d)Midlands Electricity                                                             $      85,150
                 ----------------------------------------------------------------------------------
        11,900   Rank Organisation PLC                                                                      75,058
                 ----------------------------------------------------------------------------------
         7,500   Reckitt & Colman PLC                                                                       76,872
                 ----------------------------------------------------------------------------------
         5,200   RMC Group PLC                                                                              82,593
                 ----------------------------------------------------------------------------------
         5,600   RTZ Corp. PLC                                                                              80,374
                 ----------------------------------------------------------------------------------
        48,600   Rugby Group PLC                                                                            79,611
                 ----------------------------------------------------------------------------------
        13,700   (d)Scottish Power PLC                                                                      79,071
                 ----------------------------------------------------------------------------------
        42,200   Sedgwick Group PLC                                                                         77,849
                 ----------------------------------------------------------------------------------
        12,600   Smith, W.H. Group PLC                                                                      83,524
                 ----------------------------------------------------------------------------------
         9,000   Thames Water PLC                                                                           76,125
                 ----------------------------------------------------------------------------------
        19,300   Tomkins PLC                                                                                78,004
                 ----------------------------------------------------------------------------------
        11,000   Williams Holdings PLC                                                                      55,825
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,856,771
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL FOREIGN EQUITY                                                                   10,448,946
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL STOCKS (IDENTIFIED COST $31,160,132)                                             35,385,988
                 ----------------------------------------------------------------------------------  -------------
   PRINCIPAL
    AMOUNT
---------------
BONDS--45.1%
---------------------------------------------------------------------------------------------------
                 TREASURY--23.0%
                 ----------------------------------------------------------------------------------
$   10,790,000   United States Treasury Note 6.50%, 4/30/1997                                        $  10,954,224
                 ----------------------------------------------------------------------------------
     7,525,000   United States Treasury Note 7.25%, 8/15/2004                                            8,275,845
                 ----------------------------------------------------------------------------------
     1,350,000   United States Treasury Note 7.50% 2/15/2005                                             1,512,959
                 ----------------------------------------------------------------------------------
       475,000   United States Treasury Note 7.50%, 1/31/1997                                              486,177
                 ----------------------------------------------------------------------------------
       600,000   United States Treasury Note 7.875%, 11/15/2004                                            686,676
                 ----------------------------------------------------------------------------------  -------------
                 Total Treasury                                                                         21,915,881
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 MORTGAGE-BACKED SECURITIES--7.8%
                 ----------------------------------------------------------------------------------
                 GOVERNMENT AGENCY--7.8%
                 ----------------------------------------------------------------------------------
 $     288,483   Federal Home Loan Mortgage Corp., 7.50%, 5/01/2024                                  $     292,083
                 ----------------------------------------------------------------------------------
       499,681   Federal Home Loan Mortgage Corp., 7.50%, 10/1/2025                                        509,040
                 ----------------------------------------------------------------------------------
       980,000   Federal Home Loan Mortgage Corp., 7.50%, 11/1/2025                                        998,355
                 ----------------------------------------------------------------------------------
       983,961   Federal National Mortgage Association, 7.50%, 7/1/2025                                  1,001,476
                 ----------------------------------------------------------------------------------
       331,963   Federal National Mortgage Association, 7.00%, 5/1/2001                                    337,145
                 ----------------------------------------------------------------------------------
       233,622   Federal National Mortgage Association, 7.00%, 9/1/2009                                    236,392
                 ----------------------------------------------------------------------------------
       845,150   Federal National Mortgage Association, 8.50%, 3/1/2025                                    878,154
                 ----------------------------------------------------------------------------------
       244,721   Federal National Mortgage Association 8.00%, 11/1/2024                                    252,060
                 ----------------------------------------------------------------------------------
       208,768   Federal National Mortgage Association, 8.50%, 3/1/2025                                    216,921
                 ----------------------------------------------------------------------------------
       504,810   Federal National Mortgage Association, 7.00%, 9/1/2010                                    510,798
                 ----------------------------------------------------------------------------------
     1,199,046   Federal National Mortgage Association, 6.50%, 10/1/2025                                 1,173,926
                 ----------------------------------------------------------------------------------
       483,782   Government National Mortgage Association, 8.00%, 8/15/2025                                500,709
                 ----------------------------------------------------------------------------------
       257,034   Government National Mortgage Association, 7.00%, 5/15/2024                                257,754
                 ----------------------------------------------------------------------------------
       311,141   Government National Mortgage Association, 8.00%, 11/15/2024                               322,027
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL MORTGAGE-BACKED SECURITIES                                                        7,486,840
                 ----------------------------------------------------------------------------------  -------------
                 HIGH YIELD--4.5%
                 ----------------------------------------------------------------------------------
                 AEROSPACE & DEFENSE--0.1%
                 ----------------------------------------------------------------------------------
        25,000   (c)Howmet Corporation, Sr. Sub. Note, 10.00%, 12/1/2003                                    25,812
                 ----------------------------------------------------------------------------------
        50,000   Tracor, Inc., Sr. Sub. Note, 10.875%, 8/15/2001                                            51,875
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                      77,687
                 ----------------------------------------------------------------------------------  -------------
                 AUTOMOTIVE--0.1%
                 ----------------------------------------------------------------------------------
        50,000   Aftermarket Technology Co., Sr. Sub. Note, 12.00%, 8/1/2004                                52,375
                 ----------------------------------------------------------------------------------
        75,000   Exide Corp., Sr. Note, 10%, 4/15/2005                                                      81,000
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     133,375
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 HIGH YIELD--CONTINUED
                 ----------------------------------------------------------------------------------
                 BANKING--0.1%
                 ----------------------------------------------------------------------------------
 $     125,000   First Nationwide Holdings, Sr. Note, 12.25%, 5/15/2001                              $     142,656
                 ----------------------------------------------------------------------------------  -------------
                 BROADCAST RADIO & TV--0.4%
                 ----------------------------------------------------------------------------------
        50,000   Allbritton Communication Co., Sr. Sub. Note, 11.50%, 8/15/2004                             52,500
                 ----------------------------------------------------------------------------------
        50,000   Argyle Television, Inc., Sr. Sub., 9.75%, 11/1/2005                                        49,312
                 ----------------------------------------------------------------------------------
        50,000   Chancellor Broadcasting Co., Sr. Sub. Note, 12.50%, 10/1/2004                              53,750
                 ----------------------------------------------------------------------------------
        75,000   SCI Television, Sr. Secd. Note, 11.00%, 6/30/2005                                          79,500
                 ----------------------------------------------------------------------------------
        50,000   Sinclair Broadcast Group, Sr. Sub. Note, 10.00%, 9/30/2005                                 51,375
                 ----------------------------------------------------------------------------------
        50,000   Young Broadcasting Corp., Sr. Sub. Note, 10.125%, 2/15/2005                                52,875
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     339,312
                 ----------------------------------------------------------------------------------  -------------
                 BUSINESS EQUIPMENT & SERVICES--0.1%
                 ----------------------------------------------------------------------------------
        50,000   United Stationers Supply, Sr. Sub. Note, 12.75%, 5/1/2005                                  54,500
                 ----------------------------------------------------------------------------------  -------------
                 CABLE TELEVISION--0.4%
                 ----------------------------------------------------------------------------------
        50,000   CAI Wireless Systems, Sr. Note, 12.25%, 9/15/2002                                          52,937
                 ----------------------------------------------------------------------------------
        50,000   CF Cable TV, Inc., Sr. Secd. 2nd Priority Note, 11.625%, 2/15/2005                         54,562
                 ----------------------------------------------------------------------------------
        75,000   Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013                                         79,125
                 ----------------------------------------------------------------------------------
       100,000   International Cabletel, Sr. Note, 0/12.75%, 4/15/2005                                      61,125
                 ----------------------------------------------------------------------------------
        50,000   Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority Note, 10.00%,
                 3/15/2005                                                                                  52,625
                 ----------------------------------------------------------------------------------
       100,000   TeleWest PLC, Sr. Disc. Deb., 0/11.00%, 10/1/2007                                          58,625
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     358,999
                 ----------------------------------------------------------------------------------  -------------
                 CHEMICALS & PLASTICS--0.5%
                 ----------------------------------------------------------------------------------
        75,000   Arcadian Partners L.P., Sr. Note, Series B, 10.75%, 5/1/2005                               82,500
                 ----------------------------------------------------------------------------------
        50,000   (c)Crain Industries, Inc., Sr. Sub. Note, 13.5%, 8/15/2005                                 50,875
                 ----------------------------------------------------------------------------------
        50,000   Foamex L.P., Sr. Note, 11.25%, 10/1/2002                                                   50,250
                 ----------------------------------------------------------------------------------
       150,000   G-I Holdings, Sr. Disc. Note, 0%, 10/1/1998                                               113,812
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 HIGH YIELD--CONTINUED
                 ----------------------------------------------------------------------------------
                 CHEMICALS & PLASTICS--CONTINUED
                 ----------------------------------------------------------------------------------
 $      50,000   Harris Chemical, Sr. Secd. Disc. Note, 0/10.25%, 7/15/2001                          $      46,750
                 ----------------------------------------------------------------------------------
       125,000   Polymer Group, Sr. Note, 12.25%, 7/15/2002                                                129,375
                 ----------------------------------------------------------------------------------
        50,000   (c)RBX Corp., Sr. Sub. Note, 11.25%, 10/15/2005                                            49,875
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     523,437
                 ----------------------------------------------------------------------------------  -------------
                 CLOTHING & TEXTILES--0.1%
                 ----------------------------------------------------------------------------------
        75,000   Westpoint Stevens, Inc., Sr. Sub. Deb., 9.375%, 12/15/2005                                 76,125
                 ----------------------------------------------------------------------------------  -------------
                 CONGLOMERATES--0.1%
                 ----------------------------------------------------------------------------------
        75,000   Sherritt Gordon Ltd., Sr. Note, 9.75%, 4/1/2003                                            78,375
                 ----------------------------------------------------------------------------------  -------------
                 CONSUMER PRODUCTS--0.2%
                 ----------------------------------------------------------------------------------
        75,000   (c)Herff Jones, Inc., Sr. Sub. Note, 11.00%, 8/15/2005                                     79,312
                 ----------------------------------------------------------------------------------
        50,000   Hosiery Corp. Of America, Sr. Sub. Note, 13.75%, 8/1/2002                                  54,750
                 ----------------------------------------------------------------------------------
        50,000   Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003                            44,250
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     178,312
                 ----------------------------------------------------------------------------------  -------------
                 CONTAINER & GLASS PRODUCTS--0.2%
                 ----------------------------------------------------------------------------------
       100,000   Owens Illinois, Inc., Sr. Sub. Note, 10.50%, 6/15/2002                                    106,000
                 ----------------------------------------------------------------------------------
        50,000   Owens Illinois, Inc., Sr. Sub. Note, 9.75%, 8/15/2004                                      52,125
                 ----------------------------------------------------------------------------------
        50,000   Portola Packaging, Inc., Sr. Note, 10.75%, 10/1/2005                                       51,625
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     209,750
                 ----------------------------------------------------------------------------------  -------------
                 FOOD & DRUG RETAILERS--0.1%
                 ----------------------------------------------------------------------------------
        25,000   (c)Carr-Gottstein Foods, Sr. Sub. Note, 12.00%, 11/15/2005                                 25,062
                 ----------------------------------------------------------------------------------
        50,000   Pathmark Stores, Inc., Sr. Sub. Note, 9.625%, 5/1/2003                                     46,813
                 ----------------------------------------------------------------------------------
        50,000   Ralph's Grocery Co., Sr. Note, 10.45%, 6/15/2004                                           49,375
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     121,250
                 ----------------------------------------------------------------------------------  -------------
                 FOOD PRODUCTS--0.2%
                 ----------------------------------------------------------------------------------
       100,000   Curtice-Burns Foods, Inc., Sr. Sub. Note, 12.25%, 2/1/2005                                103,000
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 HIGH YIELD--CONTINUED
                 ----------------------------------------------------------------------------------
                 FOOD PRODUCTS--CONTINUED
                 ----------------------------------------------------------------------------------
 $      50,000   Specialty Foods Corp., Sr. Note, 11.125%, 10/1/2002                                 $      47,500
                 ----------------------------------------------------------------------------------
        50,000   (c)Van de Kamp's, Inc., Sr. Sub. Note, 12.00%, 9/15/2005                                   51,625
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     202,125
                 ----------------------------------------------------------------------------------  -------------
                 FOOD SERVICES--0.1%
                 ----------------------------------------------------------------------------------
        75,000   Flagstar Corp., Sr. Note, 10.875%, 12/1/2002                                               68,625
                 ----------------------------------------------------------------------------------  -------------
                 FOREST PRODUCTS--0.1%
                 ----------------------------------------------------------------------------------
        50,000   Repap New Brunswick, 2nd Priority Sr. Secd. Note, 10.625%,
                 4/15/2005                                                                                  49,688
                 ----------------------------------------------------------------------------------
        75,000   Stone Container Corp., Sr. Note, 9.875%, 2/1/2001                                          73,031
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     122,719
                 ----------------------------------------------------------------------------------  -------------
                 HEALTHCARE--0.2%
                 ----------------------------------------------------------------------------------
        50,000   Amerisource Health Corp., Sr. Deb., 11.25%, 7/15/2005                                      54,750
                 ----------------------------------------------------------------------------------
       100,000   Tenet Healthcare, Sr. Sub. Note, 10.125%, 3/1/2005                                        108,875
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     163,625
                 ----------------------------------------------------------------------------------  -------------
                 HOME PRODUCTS & FURNISHINGS--0.1%
                 ----------------------------------------------------------------------------------
        75,000   American Standard, Inc., Sr. Sub. Disc. Deb., 0/10.50%, 6/1/2005                           63,375
                 ----------------------------------------------------------------------------------  -------------
                 INDUSTRIAL PRODUCTS & EQUIPMENT--0.1%
                 ----------------------------------------------------------------------------------
        50,000   Cabot Safety Acquisition Corp., Sr. Sub. Note, 12.50%, 7/15/2005                           53,000
                 ----------------------------------------------------------------------------------  -------------
                 LEISURE & ENTERTAINMENT--0.1%
                 ----------------------------------------------------------------------------------
        50,000   Alliance Entertainment , Sr. Sub. Note, 11.25%, 7/15/2005                                  50,000
                 ----------------------------------------------------------------------------------
       100,000   (c)Six Flags Theme Parks, Sr. Sub. Disc. Note, 0/12.25%, 6/15/2005                         78,250
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     128,250
                 ----------------------------------------------------------------------------------  -------------
                 MACHINERY & EQUIPMENT--0.1%
                 ----------------------------------------------------------------------------------
       100,000   Primeco, Inc., Sr. Sub. Note, 12.75%, 3/1/2005                                            104,250
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 HIGH YIELD--CONTINUED
                 ----------------------------------------------------------------------------------
                 OIL & GAS--0.1%
                 ----------------------------------------------------------------------------------
 $      50,000   Falcon Drilling Company, Sr. Note, 9.75%, 1/15/2001                                 $      50,750
                 ----------------------------------------------------------------------------------
        50,000   United Meridian Corp., Sr. Sub. Note, 10.375%, 10/15/2005                                  51,125
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     101,875
                 ----------------------------------------------------------------------------------  -------------
                 PRINTING & PUBLISHING--0.1%
                 ----------------------------------------------------------------------------------
        50,000   Garden State Newspapers, Inc., Sr. Sub. Note, 12.00%, 7/1/2004                             50,250
                 ----------------------------------------------------------------------------------  -------------
                 RETAILERS--0.1%
                 ----------------------------------------------------------------------------------
       125,000   Brylane Capital Corp., Sr. Sub. Note, 10.00%, 9/1/2003                                    109,375
                 ----------------------------------------------------------------------------------  -------------
                 SERVICES--0.0%
                 ----------------------------------------------------------------------------------
        25,000   (c)Coinmach Corporation, Sr. Note, 11.75%, 11/15/2005                                      25,312
                 ----------------------------------------------------------------------------------  -------------
                 STEEL--0.2%
                 ----------------------------------------------------------------------------------
       125,000   GS Technologies Operating Co., Inc., Sr. Note, 12.00%, 9/1/2004                           123,750
                 ----------------------------------------------------------------------------------
        75,000   Northwestern Steel & Wire, Sr. Note, 9.50%, 6/15/2001                                      74,250
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     198,000
                 ----------------------------------------------------------------------------------  -------------
                 SURFACE TRANSPORTATION--0.2%
                 ----------------------------------------------------------------------------------
        50,000   Gearbulk Holding Limited, Sr. Note, 11.25%, 12/1/2004                                      53,125
                 ----------------------------------------------------------------------------------
        25,000   Great Dane Holdings, Sr. Sub. Deb., 12.75%, 8/1/2001                                       22,625
                 ----------------------------------------------------------------------------------
        50,000   Sea Containers, Sr. Note, 9.50% 7/1/2003                                                   49,125
                 ----------------------------------------------------------------------------------
       100,000   Trism, Inc., Sr. Sub. Note, 10.75%, 12/15/2000                                             98,000
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     222,875
                 ----------------------------------------------------------------------------------  -------------
                 TELECOMMUNICATIONS & CELLULAR--0.3%
                 ----------------------------------------------------------------------------------
        50,000   (c)IXC Communications, Inc., Sr. Note, 12.50%, 10/1/2005                                   52,375
                 ----------------------------------------------------------------------------------
        50,000   MetroCall, Inc., Sr. Sub. Note, 10.375%, 10/1/2007                                         51,750
                 ----------------------------------------------------------------------------------
        25,000   MobileMedia Communication, Sr. Sub. Note, 9.375%, 11/1/2007                                25,313
                 ----------------------------------------------------------------------------------
        75,000   Nextel Communications, Inc., Sr. Disc. Note, 0/11.50%, 9/1/2003                            45,188
                 ----------------------------------------------------------------------------------
        50,000   Paging Network, Sr. Sub. Note, 10.125%, 8/1/2007                                           53,375
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 HIGH YIELD--CONTINUED
                 ----------------------------------------------------------------------------------
                 TELECOMMUNICATIONS & CELLULAR--CONTINUED
                 ----------------------------------------------------------------------------------
 $      75,000   Panamsat, L.P., Sr. Sub. Disc. Note, 0/11.375%, 8/1/2003                            $      61,125
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     289,126
                 ----------------------------------------------------------------------------------  -------------
                 UTILITIES--0.1%
                 ----------------------------------------------------------------------------------
       125,000   California Energy Co., Sr. Disc. Note, 0/10.25%, 1/15/2004                                116,250
                 ----------------------------------------------------------------------------------  -------------
                 Total High Yield                                                                        4,312,810
                 ----------------------------------------------------------------------------------  -------------
                 INVESTMENT GRADE--2.7%
                 ----------------------------------------------------------------------------------
                 BEVERAGE & TOBACCO--0.3%
                 ----------------------------------------------------------------------------------
       300,000   Philip Morris Cos., Inc., Deb., 6.00%, 7/15/2001                                          295,560
                 ----------------------------------------------------------------------------------  -------------
                 CONGLOMERATES--0.3%
                 ----------------------------------------------------------------------------------
       250,000   Leucadia National Corp., Sr. Sub., 10.375%, 6/15/2002                                     271,875
                 ----------------------------------------------------------------------------------  -------------
                 FINANCIAL INTERMEDIARIES--0.5%
                 ----------------------------------------------------------------------------------
       200,000   Equitable Cos., Inc., Sr. Note, 9%, 12/15/2004                                            233,220
                 ----------------------------------------------------------------------------------
       250,000   Greentree Financial Corp, Sr. Sub. Note, 10.25%, 6/1/2002                                 301,950
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     535,170
                 ----------------------------------------------------------------------------------  -------------
                 INDUSTRIAL PRODUCTS & EQUIPMENT--0.3%
                 ----------------------------------------------------------------------------------
       250,000   Joy Technologies Inc, Sr. Note, 10.25%, 9/1/2003                                          282,453
                 ----------------------------------------------------------------------------------  -------------
                 INSURANCE--0.3%
                 ----------------------------------------------------------------------------------
       250,000   Sunamerica, Inc., Medium Term Note, 7.34%, 8/30/2005                                      262,984
                 ----------------------------------------------------------------------------------  -------------
                 OIL & GAS--0.1%
                 ----------------------------------------------------------------------------------
       100,000   Occidental Petroleum Corp., Sr. Note, 11.75%, 3/15/2011                                   106,673
                 ----------------------------------------------------------------------------------  -------------
                 PRINTING & PUBLISHING--0.3%
                 ----------------------------------------------------------------------------------
       250,000   News America Holdings, Sr. Note, 7.50%, 3/1/2000                                          262,038
                 ----------------------------------------------------------------------------------  -------------
                 RETAILERS--0.3%
                 ----------------------------------------------------------------------------------
       250,000   Penney (J.C.) Co., Inc., Deb., 9.45%, 7/15/2002                                           283,935
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 INVESTMENT GRADE--CONTINUED
                 ----------------------------------------------------------------------------------
                 SOVEREIGN GOVERNMENT--0.3%
                 ----------------------------------------------------------------------------------
 $     250,000   (c)Freeport Terminal (Malta), GTD. Global Note, 7.50%, 3/29/2004                    $     264,407
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL INVESTMENT GRADE                                                                  2,565,095
                 ----------------------------------------------------------------------------------  -------------
    FOREIGN
   CURRENCY
      PAR
    AMOUNT
---------------  ----------------------------------------------------------------------------------
                 FOREIGN--7.1%
                 ----------------------------------------------------------------------------------
                 AUSTRALIAN DOLLAR--0.1%
                 ----------------------------------------------------------------------------------
       150,000   State Bank of New South Wales, 12.25%, 2/26/2001                                          129,973
                 ----------------------------------------------------------------------------------  -------------
                 BELGIAN FRANC--0.4%
                 ----------------------------------------------------------------------------------
     1,500,000   Belgian Gov't., Foreign Gov't. Guarantee, 10.00%, 4/5/1996                                 51,519
                 ----------------------------------------------------------------------------------
     9,000,000   Belgium Kingdom, 7.75%, 10/15/2004                                                        323,491
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     375,010
                 ----------------------------------------------------------------------------------  -------------
                 CANADIAN DOLLAR--0.3%
                 ----------------------------------------------------------------------------------
       400,000   Ontario Hydro, 9.00%, 6/24/2002                                                           320,913
                 ----------------------------------------------------------------------------------  -------------
                 DANISH KRONE--0.2%
                 ----------------------------------------------------------------------------------
     1,200,000   Denmark, 8.00%, 5/15/2003                                                                 225,369
                 ----------------------------------------------------------------------------------  -------------
                 DEUTSCHE MARK--1.1%
                 ----------------------------------------------------------------------------------
       400,000   Bundesobligationen, Deb., 7.25%, 10/20/1997                                               292,415
                 ----------------------------------------------------------------------------------
     1,050,000   Treuhandanstalt, 7.75%, 10/1/2002                                                         802,510
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,094,925
                 ----------------------------------------------------------------------------------  -------------
                 FRENCH FRANC--0.9%
                 ----------------------------------------------------------------------------------
     3,100,000   France O.A.T., 8.50%, 11/25/2002                                                          685,038
                 ----------------------------------------------------------------------------------
       800,000   KFW International Finance, 7.00%, 5/12/2000                                               165,214
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     850,252
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

    FOREIGN
   CURRENCY                                                                                              VALUE
      PAR                                                                                               IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 FOREIGN--CONTINUED
                 ----------------------------------------------------------------------------------
                 ITALIAN LIRA--0.6%
                 ----------------------------------------------------------------------------------
   950,000,000   Buoni Poliennali Del Tes, 9.50%, 1/1/2005                                           $     536,375
                 ----------------------------------------------------------------------------------  -------------
                 JAPANESE YEN--1.8%
                 ----------------------------------------------------------------------------------
   100,000,000   Export-Import Bank Japan, 4.375%, 10/1/2003                                             1,101,966
                 ----------------------------------------------------------------------------------
    10,000,000   Interamerican Development Bank, Deb., 7.25%, 5/15/2000                                    121,990
                 ----------------------------------------------------------------------------------
    42,000,000   KFW International Finance, 6.00%, 11/29/1999                                              487,076
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,711,032
                 ----------------------------------------------------------------------------------  -------------
                 NETHERLANDS GUILDER--0.4%
                 ----------------------------------------------------------------------------------
       650,000   Netherlands Government, 5.75%, 1/15/2004                                                  395,788
                 ----------------------------------------------------------------------------------  -------------
                 SPANISH PESETA--0.3%
                 ----------------------------------------------------------------------------------
    40,000,000   Spanish Government, 10.00%, 2/28/2005                                                     320,830
                 ----------------------------------------------------------------------------------  -------------
                 SWEDISH KRONA--0.3%
                 ----------------------------------------------------------------------------------
     1,900,000   Sweden, 6.00%, 2/9/2005                                                                   241,755
                 ----------------------------------------------------------------------------------  -------------
                 UNITED KINGDOM POUND--0.7%
                 ----------------------------------------------------------------------------------
       375,000   UK Conversion, 9.00%, 3/3/2000                                                            617,872
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL FOREIGN                                                                           6,820,094
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL BONDS (IDENTIFIED COST $41,784,046)                                              43,100,720
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
(A)CASH EQUIVALENTS--17.3%
---------------------------------------------------------------------------------------------------
                 TREASURY SECURITY--11.9%
                 ----------------------------------------------------------------------------------
$   11,500,000   United States Treasury Bill, 3/14/1996 (identified cost $11,325,331)                $  11,327,960
                 ----------------------------------------------------------------------------------
                 (E)REPURCHASE AGREEMENT--5.4%
                 ----------------------------------------------------------------------------------
     5,200,000   J.P. Morgan Securities, Inc., 5.930%, dated 11/30/1995, due 12/1/1995 (at
                 amortized cost)                                                                         5,200,000
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL CASH EQUIVALENTS                                                                 16,527,960
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL INVESTMENTS (IDENTIFIED COST $89,469,509)(F)                                  $  95,014,668
                 ----------------------------------------------------------------------------------  -------------


 (a) The Fund purchases Index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to stocks and minimizing trading costs. The total market value of open Index futures contracts is $9,748,125 at November 30, 1995, which represents 10.2% of net assets. Taking into consideration these open Index futures contracts, the Fund's effective, total exposure to stocks is 47.2%. The Fund holds cash equivalents as collateral for the twenty three S & P 500 futures contracts with a market value of $7,008,125. Consequently, the Fund's exposure to large cap stocks is 20.6% of the fund. The Fund holds cash equivalents as collateral for the twenty five S & P Midcap futures contracts with a market value of $2,740,000. Consequently, the Fund's exposure to small cap stocks is 10.4% of the Fund.

 (b) Non-income producing security.


 (c) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At the end of the period, these securities amounted to $968,555 which represents 1.0% of net assets.



 (d) The utility stocks are shown in the asset category in which they were purchased. The Fund's total exposure to utility stocks is 6.6% of net assets.



 (e) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations. The investment in the repurchase agreement was through participation in a joint account with other Federated funds.



 (f) The cost of investments for federal tax purposes amounts to $89,514,976. The net unrealized appreciation of investments on a federal tax basis amounts to $5,499,692 which is comprised of $6,231,054 appreciation and $731,362 depreciation at November 30, 1995.


FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

Note: The categories of investments are shown as a percentage of net assets
      ($95,670,615) at November 30, 1995.

The following acronyms are used throughout this portfolio:

ADR--American Depository Receipt
GDR--Global Depository Receipts
GTD--Guaranty
L.P.--Limited Partnership
PEPs--Participating Equity Preferred Stock
PLC--Public Limited Company
STRYPES--Structured Yield Product Exchangeable for Stock

(See Notes which are an integral part of the Financial Statements)



FEDERATED MANAGED GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

ASSETS:
----------------------------------------------------------------------------------------------------
Total investments in securities, at value (identified cost: $89,469,509 and tax cost $89,514,976)     $ 95,014,668
----------------------------------------------------------------------------------------------------
Cash denominated in foreign currencies (identified cost $99,994)                                            98,712
----------------------------------------------------------------------------------------------------
Income receivable                                                                                          736,588
----------------------------------------------------------------------------------------------------
Receivable for investments sold                                                                            129,755
----------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                 479,073
----------------------------------------------------------------------------------------------------
Receivable for foreign currency sold                                                                       279,184
----------------------------------------------------------------------------------------------------
Deferred expenses                                                                                           36,476
----------------------------------------------------------------------------------------------------  ------------
    Total assets                                                                                        96,774,456
----------------------------------------------------------------------------------------------------
LIABILITIES:
----------------------------------------------------------------------------------------------------
Payable for investments purchased                                                          $ 466,002
-----------------------------------------------------------------------------------------
Payable for shares redeemed                                                                    5,100
-----------------------------------------------------------------------------------------
Payable to Bank                                                                              272,494
-----------------------------------------------------------------------------------------
Payable for taxes withheld                                                                     5,478
-----------------------------------------------------------------------------------------
Payable for daily variation margin                                                             3,550
-----------------------------------------------------------------------------------------
Payable for foreign currency purchased                                                       279,184
-----------------------------------------------------------------------------------------
Accrued expenses                                                                              72,033
-----------------------------------------------------------------------------------------  ---------
    Total liabilities                                                                                    1,103,841
----------------------------------------------------------------------------------------------------  ------------
NET ASSETS for 8,309,115 shares outstanding                                                           $ 95,670,615
----------------------------------------------------------------------------------------------------  ------------
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------
Paid in capital                                                                                       $ 87,285,933
----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, translation of assets and liabilities in
foreign currency, and futures contracts                                                                  5,921,914
----------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments, foreign currency transactions, and
futures contracts                                                                                        1,577,280
----------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                        885,488
----------------------------------------------------------------------------------------------------  ------------
    Total Net Assets                                                                                  $ 95,670,615
----------------------------------------------------------------------------------------------------  ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
----------------------------------------------------------------------------------------------------
Institutional Shares $68,312,920 / 5,929,677 shares outstanding                                             $11.52
----------------------------------------------------------------------------------------------------  ------------
Select Shares $27,357,695 / 2,379,438 shares outstanding                                                    $11.50
----------------------------------------------------------------------------------------------------  ------------

 (See Notes which are an integral part of the Financial Statements)


FEDERATED MANAGED GROWTH FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
----------------------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $15,790)                                                  $  515,991
----------------------------------------------------------------------------------------------------
Interest (net of foreign taxes withheld of $4,502)                                                     2,541,077
----------------------------------------------------------------------------------------------------  ----------
    Total income                                                                                       3,057,068
----------------------------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------------------------------
Investment advisory fee                                                                    $ 434,181
-----------------------------------------------------------------------------------------
Administrative personnel and services fee                                                    155,000
-----------------------------------------------------------------------------------------
Custodian fees                                                                                92,761
-----------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                      56,115
-----------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                      1,855
-----------------------------------------------------------------------------------------
Auditing fees                                                                                 12,407
-----------------------------------------------------------------------------------------
Legal fees                                                                                     3,920
-----------------------------------------------------------------------------------------
Portfolio accounting fees                                                                     32,512
-----------------------------------------------------------------------------------------
Distribution services fee--Select Shares                                                      87,921
-----------------------------------------------------------------------------------------
Shareholder services fee--Institutional Shares                                               115,420
-----------------------------------------------------------------------------------------
Shareholder services fee--Select Shares                                                       29,307
-----------------------------------------------------------------------------------------
Share registration costs                                                                      32,562
-----------------------------------------------------------------------------------------
Printing and postage                                                                          33,620
-----------------------------------------------------------------------------------------
Insurance premiums                                                                             4,700
-----------------------------------------------------------------------------------------
Miscellaneous                                                                                 15,278
-----------------------------------------------------------------------------------------  ---------
    Total expenses                                                                         1,107,559
-----------------------------------------------------------------------------------------
Waivers--
-----------------------------------------------------------------------------------------
Waiver of investment advisory fee                                               $(294,373)
------------------------------------------------------------------------------
Waiver of distribution services fee--Select Shares                                (29,307)
------------------------------------------------------------------------------
Waiver of shareholder services fee--Institutional Shares                         (115,420)
------------------------------------------------------------------------------  ---------
    Total waivers                                                                           (439,100)
-----------------------------------------------------------------------------------------  ---------
    Net expenses                                                                                         668,459
----------------------------------------------------------------------------------------------------  ----------
        Net investment income                                                                          2,388,609
----------------------------------------------------------------------------------------------------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FUTURES CONTRACTS
----------------------------------------------------------------------------------------------------
Net realized gain on investments, foreign currency transactions, and futures contracts                 1,792,344
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments, translation
of assets and liabilities in foreign currency, and futures contracts                                   6,797,361
----------------------------------------------------------------------------------------------------  ----------
    Net realized and unrealized gain on investments, foreign currency, and futures contracts           8,589,705
----------------------------------------------------------------------------------------------------  ----------
        Change in net assets resulting from operations                                                $10,978,314
----------------------------------------------------------------------------------------------------  ----------


(See Notes which are an integral part of the Financial Statements)


FEDERATED MANAGED GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       YEAR ENDED              PERIOD ENDED
                                                                   NOVEMBER 30, 1995        NOVEMBER 30, 1994*
INCREASE (DECREASE) IN NET ASSETS:
---------------------------------------------------------------
OPERATIONS--
---------------------------------------------------------------
Net investment income                                                $    2,388,609           $      547,410
---------------------------------------------------------------
Net realized gain (loss) on investments, foreign
currency transactions, and futures contracts
($2,146,546 net gain and $146,501 net loss respectively,
as computed for federal tax purposes)                                     1,792,344                  (55,426)
---------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of
investments, translation of assets and liabilities in foreign
currency, and futures contracts                                           6,797,361                 (875,447)
---------------------------------------------------------------  ----------------------  ------------------------
     Change in net assets resulting from operations                      10,978,314                 (383,463)
---------------------------------------------------------------  ----------------------  ------------------------
DISTRIBUTIONS TO SHAREHOLDERS--
---------------------------------------------------------------
Distributions from net investment income
---------------------------------------------------------------
     Institutional Shares                                                (1,589,524)                (281,776)
---------------------------------------------------------------
     Select Shares                                                         (320,621)                 (19,872)
---------------------------------------------------------------  ----------------------  ------------------------
          Change in net assets resulting from
          distributions to shareholders                                  (1,910,145)                (301,648)
---------------------------------------------------------------  ----------------------  ------------------------
SHARE TRANSACTIONS--
---------------------------------------------------------------
Proceeds from sale of shares                                             63,762,378               34,167,264
---------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                                    1,014,253                  142,853
---------------------------------------------------------------
Cost of shares redeemed                                                 (10,099,348)              (1,699,843)
---------------------------------------------------------------  ----------------------  ------------------------
     Change in net assets resulting from share
     transactions                                                        54,677,283               32,610,274
---------------------------------------------------------------  ----------------------  ------------------------
          Change in net assets                                           63,745,452               31,925,163
---------------------------------------------------------------
NET ASSETS:
---------------------------------------------------------------
Beginning of period                                                      31,925,163                 --
---------------------------------------------------------------  ----------------------  ------------------------
End of period (including undistributed net investment income of
$885,488 and $252,009, respectively)                                 $   95,670,615           $   31,925,163
---------------------------------------------------------------  ----------------------  ------------------------


* For the period from January 27, 1994 (start of business) to November 30, 1994.

(See Notes which are an integral part of the Financial Statements)


FEDERATED MANAGED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

(1) ORGANIZATION

Managed Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four diversified portfolios. The financial statements included herein are only those of Federated Managed Growth Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.


The Fund offers two classes of shares: Institutional Shares (formerly, Institutional Service Shares) and Select Shares. The Institutional Service Shares changed its name to Institutional Shares effective June 30, 1995.


(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.


     INVESTMENT VALUATIONS--Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.Listed equity securities are valued at the last sale price reported on national security exchanges. All other securities are valued at prices provided by an independent pricing service.

     REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal


FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------
     Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency and futures transactions.



     As a result of differences, the following required reclassifications have been made to the current year financial statements.

                    INCREASE (DECREASE)
                      ACCUMULATED       UNDISTRIBUTED NET
                      NET REALIZED          INVESTMENT
 PAID-IN CAPITAL       GAIN/LOSS              INCOME
    ($   1,647)       ($   153,367)        $    155,014


     Net investment income, net realized gains/losses, and net assets were not affected by this change.

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DEFERRED EXPENSES--The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized using the straight-line method over a period of five years from the Fund's commencement date.

     CONCENTRATION OF CREDIT RISK--The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.


FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

     At November 30, 1995, the industry diversification of the foreign securities was as follows:

                                              % OF                                                              % OF
INDUSTRY                                   NET ASSETS      INDUSTRY                                          NET AASSETS
Agency                                            2.2      Industrial Components                         0.4
Automobiles                                       0.1      Insurance                                     0.5
Banking                                           0.6      Leisure & Tourism                             0.2
Beverages & Tobacco                               0.2      Machinery & Engineering                       1.1
Broadcasting & Publishing                         0.3      Merchandising                                 0.8
Building Materials & Components                   0.5      Metals                                        0.5
Business & Public Services                        0.5      Miscellaneous Materials & Commodities         0.2
Chemicals                                         0.7      Multi-Industry                                0.4
Construction & Housing                            0.2      Real Estate                                   0.2
Data Processing & Reproduction                    0.2      Recreation, Other Consumer Goods              0.3
Electrical & Electronics                          0.3      Retail Trade                                  0.1
Energy Sources                                    0.2      Sovereign                                     4.7
Financial Services                                0.2      State/Provincial                              0.1
Food & Household Products                         0.5      Supranational                                 0.1
Forest Products & Paper                           0.1      Telecommunications                            0.4
Health & Personal Care                            0.6      Transportation                                0.4
                                                           Utilities--Electrical & Gas                   0.3


     FUTURES CONTRACTS--The Fund may purchase and sell futures contracts to accommodate cash flows into and out of the Fund's portfolio and to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Upon entering into a stock futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. For the period ended November 30, 1995, the Fund had realized losses of $1,116,967 on futures contracts. At November 30, 1995, the Fund had outstanding futures contracts as set forth below:


FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                         UNREALIZED
                         CONTRACTS TO       TOTAL FACE                  APPRECIATION
  EXPIRATION DATE      DELIVER/RECEIVE        VALUE       POSITION     (DEPRECIATION)
     December 1995   14 S&P 500              4,019,050         Long      $   231,700
     December 1995   21 S&P Mid Cap          2,232,171         Long           65,229
        March 1996   4 S&P Mid Cap             429,500         Long           13,100
        March 1996   9 S&P 500               2,688,600         Long           68,775
                                                                      -----------------
    Net Unrealized Appreciation/(Depreciation) on Futures Contracts      $   378,804


     DOLLAR ROLL TRANSACTIONS--The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund loans mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financining arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.



     FOREIGN CURRENCY COMMITMENTS--The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At November 30, 1995, the Fund had outstanding foreign currency commitments as set forth below:

                                                                                           UNREALIZED
                                          CONTRACTS TO                                    APPRECIATION
     SETTLEMENT DATE                     DELIVER/RECEIVE            IN EXCHANGE FOR      (DEPRECIATION)
     CONTRACTS PURCHASED:
     December 1, 1995            275,178 Hong Kong Dollar              $  35,581                   (5)
     December 1, 1995            4,724 Argentine Peso                  $   4,725               --
     December 4, 1995            4,574,474 Japanese Yen                $  45,202                 (244)
     December 5, 1995            61,663 Pound Sterling                 $  94,005                  396
     CONTRACTS SOLD:
     December 4, 1995            5,443,173 Japanese Yen                $  45,073                  291
     December 4, 1995            2,520,000 Japanese Yen                $  24,662                 (104)
     December 6, 1995            24,999 Swiss Franc                    $  21,222                  (46)
                                                                                                -----
     Net Unrealized Appreciation/(Depreciation) on Foreign Currency
     Commitments                                                                                  288
                                                                                                -----
                                                                                                -----



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

     FOREIGN CURRENCY TRANSLATION--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

     Additional information on each restricted security held at November 30, 1995 is as follows:


FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                               FUND
     SECURITY                                                            ACQUISITION DATE      ACQUISITION COST
     Carr-Goldstein Foods Sr. Sub Note                                             11/9/95        $   25,000
     Coinmach Corporation, Sr. Note                                               11/14/95            25,000
     Crain Industries, Inc., Sr. Sub Note                                          9/22/95            51,375
     Freeport Terminal (Malta), Gtd. Global Note                                   5/12/95           247,740
     Herff Jones, Inc., Sr. Sub Note                                               9/14/95            77,625
     Howmet Corporation, Sr. Sub Note                                             11/22/95            25,000
     IXC Communications, Inc., Sr. Note                                            9/25/95            48,623
     RBX Corp., Sr. Sub Note                                                       10/6/95            50,000
     Six Flags Theme Parks, Sr. Sub Disc. Note                                     6/16/95            73,975
     Van De Kamp's Inc., Sr. Sub Note                                              9/14/95            50,000
     Westinghouse Electric Corp., PEPS                                     9/27/95-9/28/95           245,525


     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                                            YEAR ENDED                PERIOD ENDED
                                                         NOVEMBER 30, 1995        NOVEMBER 30, 1994(A)
INSTITUTIONAL SHARES                                   SHARES       AMOUNT        SHARES       AMOUNT
Shares sold                                           3,678,939  $  39,452,689   3,096,651  $  31,041,322
---------------------------------------------------
Shares issued to shareholders in
payment of distributions declared                        72,763        769,585      12,494        125,915
---------------------------------------------------
Shares redeemed                                        (772,807)    (8,225,144)   (158,363)    (1,579,515)
---------------------------------------------------  ----------  -------------  ----------  -------------
     Net change resulting from Institutional Share
       transactions                                   2,978,895  $  31,997,130   2,950,782  $  29,587,722
---------------------------------------------------  ----------  -------------  ----------  -------------


(a) For the period from January 27, 1994 (start of business) to November 30,
    1994.


FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                            YEAR ENDED                PERIOD ENDED
                                                         NOVEMBER 30, 1995        NOVEMBER 30, 1994(A)
SELECT SHARES                                          SHARES       AMOUNT        SHARES       AMOUNT
Shares sold                                           2,233,281  $  24,309,689     311,261  $   3,125,942
---------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                   22,609        244,668       1,680         16,938
---------------------------------------------------
Shares redeemed                                        (177,462)    (1,874,204)    (11,931)      (120,328)
---------------------------------------------------  ----------  -------------  ----------  -------------
     Net change resulting from Select Share
       transactions                                   2,078,428  $  22,680,153     301,010  $   3,022,552
---------------------------------------------------  ----------  -------------  ----------  -------------
          Total net change resulting from Share
            transactions                              5,057,323  $  54,677,283   3,251,792  $  32,610,274
---------------------------------------------------  ----------  -------------  ----------  -------------


(a) For the period from January 27, 1994 (start of business) to November 30,
    1994.

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to .75 of 1% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Under the terms of a sub-advisory agreement between the Adviser and Federated Global Research Corp., Federated Global Research Corp. receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. This fee is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Select shares. The Plan provides that the Fund may incur distribution expenses of up to .75 of 1% of average net assets, annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------


SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to .25 of 1% of average daily net assets of the Fund for the period. This fee is to obtain certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion. For the fiscal year ended November 30, 1995, the Institutional Shares fully waived its shareholder service fee.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES--Federated Services Company ("FServ") serves as transfer and dividend disbursing agent for the Fund. This fee is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses ($35,959) and start-up administrative service expenses of ($39,068) were borne initially by Adviser. The Fund has agreed to reimburse Adviser for the organizational and start-up administrative expenses during the five year period following effective date. For the period ended November 30, 1995, the Fund paid $7,896 and $5,001, respectively, pursuant to this agreement.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1995, were as follows:

--------------------------------------------------------------------------------------------------
PURCHASES                                                                                           $  110,105,897
--------------------------------------------------------------------------------------------------  --------------
SALES                                                                                               $   57,736,580
--------------------------------------------------------------------------------------------------  --------------



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of MANAGED SERIES TRUST
(Federated Managed Growth Fund):

We have audited the accompanying statement of assets and liabilities of Federated Managed Growth Fund (an investment portfolio of Managed Series Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of November 30, 1995, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights (see pages 2 and 27 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Managed Growth Fund (an investment portfolio of Managed Series Trust) as of November 30, 1995, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.


                                                             ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania
January 18, 1996



APPENDIX
--------------------------------------------------------------------------------

STANDARD AND POOR'S RATINGS GROUP LONG-TERM DEBT RATINGS

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B--Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC--Debt rated CCC has currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.
C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI--The rating CI is reserved for income bonds on which no interest is being paid.

D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICE, INC., LONG-TERM DEBT RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

NR--NR indicates that Fitch does not rate the specific issue.

PLUS (+) OR MINUS (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.


ADDRESSES
--------------------------------------------------------------------------------

Federated Managed Growth Fund
                    Institutional Shares                                          Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------

Distributor
                    Federated Securities Corp.                             Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------

Investment Adviser
                    Federated Management                                   Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------

Sub-Adviser
                    Federated Global                                       175 Water Street
                    Research Corp.                                         New York, NY 10038-4965
---------------------------------------------------------------------------------------------------------------------

Custodian
                    State Street Bank and                                  P.O. Box 8600
                    Trust Company                                          Boston, Massachusetts 02266-8600
---------------------------------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent
                    Federated Services Company                             P.O. Box 8600
                                                                           Boston, Massachusetts 02266-8600
---------------------------------------------------------------------------------------------------------------------

Independent Public Accountants
                    Arthur Andersen LLP                                    2100 One PPG Place
                                                                           Pittsburgh, Pennsylvania 15222
---------------------------------------------------------------------------------------------------------------------



FEDERATED MANAGED
GROWTH FUND
INSTITUTIONAL SHARES
PROSPECTUS

A Diversified Portfolio
of Managed Series Trust,
an Open-End Management
Investment Company


Prospectus dated January 31, 1996


[LOGO]  FEDERATED SECURITIES CORP.
        ---------------------------------------------
        Distributor
        A subsidiary of FEDERATED INVESTORS

        FEDERATED INVESTORS TOWER
        PITTSBURGH, PENNSYLVANIA 15222-3779

        Cusip 56166K503
        3122010A-SS (1/96)

Lifecycle Investing
MANAGED SERIES TRUST
From Federated Investors
[LOGO]

FEDERATED MANAGED GROWTH FUND
Lifecycle Investing
MANAGED SERIES TRUST
SELECT SHARES

Federated Managed Growth Fund is part of Managed Series Trust, a lifecycle investing program from Federated Investors.

Other Funds available in Managed Series Trust are Federated Managed Income Fund, Federated Managed Growth and Income Fund, and Federated Managed Aggressive Growth Fund.

(LOGO)
FEDERATED SECURITIES CORP.
Distributor
A subsidiary of Federated Investors
(LOGO)

FEDERATED MANAGED GROWTH FUND
(A PORTFOLIO OF MANAGED SERIES TRUST)
SELECT SHARES
PROSPECTUS

The Select Shares of Federated Managed Growth Fund (the "Fund") offered by this prospectus represent interests in the Fund, which is a diversified investment portfolio of Managed Series Trust (the "Trust"). The Trust is an open-end management investment company (a mutual fund).

The investment objective of the Fund is to seek capital appreciation. In pursuing its objective, the Fund will consider the current income of the investments it selects. The Fund invests in both bonds and stocks. Select Shares are sold at net asset value.
THE SELECT SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SELECT SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Select Shares of the Fund. Keep this prospectus for future reference.


The Fund has also filed a Statement of Additional Information for Select Shares and Institutional Shares of all portfolios of the Trust dated January 31, 1996, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information, or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-235-4669. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated January 31, 1996



TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY OF FUND EXPENSES                                                       1
------------------------------------------------------


FINANCIAL HIGHLIGHTS--SELECT SHARES                                            2

------------------------------------------------------

GENERAL INFORMATION                                                            3
------------------------------------------------------

INVESTMENT INFORMATION                                                         3
------------------------------------------------------
  Investment Objective                                                         3
  Investment Policies                                                          3

  Investment Limitations                                                      15


TRUST INFORMATION                                                             15
------------------------------------------------------
  Management of the Trust                                                     15
  Distribution of Select Shares                                               19
  Administration of the Fund                                                  20
  Brokerage Transactions                                                      21

NET ASSET VALUE                                                               21
------------------------------------------------------

INVESTING IN SELECT SHARES                                                    21
------------------------------------------------------
  Share Purchases                                                             21

  Minimum Investment Required                                                 22
  What Shares Cost                                                            22
  Subaccounting Services                                                      22
  Systematic Investment Program                                               23
  Certificates and Confirmations                                              23
  Dividends                                                                   23
  Capital Gains                                                               23

REDEEMING SELECT SHARES                                                       23
------------------------------------------------------
  Through a Financial Institution                                             23
  Telephone Redemption                                                        24
  Written Requests                                                            24

  Systematic Withdrawal Program                                               25
  Accounts with Low Balances                                                  25

SHAREHOLDER INFORMATION                                                       25
------------------------------------------------------
  Voting Rights                                                               25

TAX INFORMATION                                                               26
------------------------------------------------------
  Federal Income Tax                                                          26

  State and Local Taxes                                                       26

PERFORMANCE INFORMATION                                                       26
------------------------------------------------------

OTHER CLASSES OF SHARES                                                       27
------------------------------------------------------

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES                                    28
------------------------------------------------------

FINANCIAL STATEMENTS                                                          29
------------------------------------------------------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                                      68
------------------------------------------------------

APPENDIX                                                                      69
------------------------------------------------------

ADDRESSES                                                                     72
------------------------------------------------------


SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

                                                        SELECT SHARES
                                               SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)...................................................................       None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)...................................................................       None
Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds, as applicable)..........................................................       None
Redemption Fee (as a percentage of amount redeemed, if applicable)......................................       None
Exchange Fee............................................................................................       None
                                                  ANNUAL OPERATING EXPENSES
                                           (As a percentage of average net assets)

Management Fee (after waiver) (1).......................................................................       0.24%
12b-1 Fee (after waiver) (2)............................................................................       0.50%
Total Other Expenses....................................................................................       1.01%
     Shareholder Services Fee................................................................      0.25%
          Total Operating Expenses (3)..................................................................       1.75%


------------

(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75%.

(2) The maximum 12b-1 fee is 0.75%.


(3) The total operating expenses would have been 2.51% absent the voluntary waivers of a portion of the management fee and the 12b-1 fee.



     The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Select Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Select Shares" and "Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE                                                                  1 year     3 years    5 years    10 years
You would pay the following expenses on a $1,000 investment assuming
(1) 5% annual return and (2) redemption at the end of each time
period................................................................     $18        $55        $95        $206


     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


FEDERATED MANAGED GROWTH FUND
FINANCIAL HIGHLIGHTS--SELECT SHARES
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 68.

                                                                                 YEAR ENDED        PERIOD ENDED
                                                                                NOVEMBER 30,       NOVEMBER 30,
                                                                                    1995              1994(A)
----------------------------------------------------------------------------        -------            -------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $    9.81          $   10.00
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------
  Net investment income                                                                0.23               0.15
----------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
  foreign currency, and futures contracts                                              1.79              (0.24)
----------------------------------------------------------------------------        -------            -------
  Total from investment operations                                                     2.02              (0.09)
----------------------------------------------------------------------------        -------            -------
LESS DISTRIBUTIONS
----------------------------------------------------------------------------
  Distributions from net investment income                                            (0.33)             (0.10)
----------------------------------------------------------------------------        -------            -------
NET ASSET VALUE, END OF PERIOD                                                    $   11.50          $    9.81
----------------------------------------------------------------------------        -------            -------
TOTAL RETURN (B)                                                                     20.95%             (0.90%)
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------
  Expenses                                                                             1.75%              1.70%*
----------------------------------------------------------------------------
  Net investment income                                                                3.48%              3.53%*
----------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                     0.76%              1.15%*
----------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                           $27,358             $2,952
----------------------------------------------------------------------------
  Portfolio turnover                                                                    106%                71%
----------------------------------------------------------------------------


  * Computed on an annualized basis.

 (a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from January 27, 1994 (start of business) to May 24, 1994 the Fund had no investment activity.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

Further information about the Fund's performance is contained in the Fund's annual report for the year ended November 30, 1995, which can be obtained free of charge.



GENERAL INFORMATION
--------------------------------------------------------------------------------

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") have established two classes of shares of the Fund, known as Select Shares and Institutional Shares. This prospectus relates only to Select Shares.


Select Shares ("Shares") of the Fund are designed primarily for retail and private banking customers of financial institutions as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of bonds and equities. A minimum initial investment of $1,500 is required.

Shares are currently sold and redeemed at net asset value without a sales charge imposed by the Fund.

INVESTMENT INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek capital appreciation. In pursuing its objective, the Fund will consider the current income of the investments it selects. There can be, of course, no assurance that the Fund will achieve its investment objective. The Fund's investment objective cannot be changed without the approval of shareholders. Unless otherwise noted, the Fund's investment policies may be changed by the Trustees without shareholder approval.

INVESTMENT POLICIES

ASSET ALLOCATION. The Fund will primarily invest in two types of assets: equities and bonds. The Fund's investment approach is based on the conviction that, over time, the choice of investment asset categories and their relative long-term weightings within the portfolio will have the primary impact on its investment performance. Of secondary importance to the Fund's performance are the shifting of money among asset categories and the selection of securities within asset categories. Therefore, the Fund will pursue its investment objective in the following manner: (1) by setting long-term ranges for each asset category; (2) by moving money among asset categories within those defined ranges; and (3) by actively selecting securities within each of the asset categories. The Fund attempts to minimize risk by allocating its assets in such a fashion.

Within each of these types of investments, the Fund has designated asset categories. As a matter of investment policy, ranges have been set for each asset category's portfolio commitment.

The Fund will invest between 50 and 70 percent of its assets in equities. The equities asset categories are large company stocks, utility stocks, small company stocks, foreign stocks and equity reserves.

The Fund will invest between 30 and 50 percent of its assets in bonds. The Fund's adviser believes that bonds offer opportunities for growth of capital or otherwise may be desirable under prevailing market or economic conditions. The bond asset categories are U.S. Treasury securities, mortgage-backed securities, investment-grade corporate bonds, high yield corporate bonds and foreign bonds.

The following is a summary of the asset categories and the amount of the Fund's total assets which may be invested in each asset category:

ASSET CATEGORY                              RANGE
EQUITIES                                    50-70%
Large Company Stocks                        0-70%
Utility Stocks                              0-7.5%
Small Company Stocks                        0-21%
Foreign Stocks                              0-21%
Equity Reserves                             0-15%

BONDS                                       30-50%
U.S. Treasury Securities                    0-45%
Mortgage-Backed Securities                  0-15%
Investment-Grade Corporate Bonds            0-15%
High Yield Corporate Bonds                  0-15%
Foreign Bonds                               0-15%


The Fund's adviser will regularly review the Fund's allocation among the asset categories and make any changes, within the ranges established for each asset category, that it believes will provide the most favorable outlook for achieving the Fund's investment objective. The Fund's adviser will attempt to exploit inefficiencies among the various asset categories. If, for example, foreign stocks are judged to be unusually attractive relative to other asset categories, the allocation for foreign stocks may be moved to its upper limit. At other times, when foreign stocks appear to be overvalued, the commitment may be moved down to a lesser allocation. There is no assurance, however, that the adviser's attempts to pursue this strategy will result in a benefit to the Fund.

Each asset category within the Fund will be a managed portfolio. The Fund will seek superior investment performance through security selection in addition to determining the percentage of its assets to allocate to each of the asset categories.

EQUITY ASSET CATEGORIES. The portion of the Fund's assets which is invested in equities will be allocated among the following asset categories within the ranges specified:

     LARGE COMPANY STOCKS. Large company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of high-quality companies selected by the Fund's adviser. Ordinarily, these companies will be in the top 25 percent of their industries with regard to revenues and have a market capitalization of $500,000,000 or more. However, other factors, such as a company's product position, market share, current earnings and/or dividend and earnings growth prospects, will be considered by the Fund's adviser and may outweigh revenues. The Fund may invest up to 70 percent of its total assets in large company stocks.

     UTILITY STOCKS. Utility stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of utility companies. The Fund may invest up to 7.5 percent of its total assets in utility stocks. Common stocks of utilities are generally characterized by higher dividend yields and lower growth rates than common stocks of industrial companies. Under normal market conditions, the higher income stream from utility stocks tends to make them less volatile than stocks of industrial companies.

     SMALL COMPANY STOCKS. Small company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of companies with a market capitalization (market price x number of shares outstanding) below the top 1,000 stocks that comprise the large and mid-range capitalization sector of the United States equity market. These stocks are comparable to, but not limited to, the stocks comprising the Russell 2000 Index, an index of small capitalization stocks. The Fund may invest up to 21 percent of its total assets in small company stocks.


         INVESTMENT RISKS. Stocks in the small capitalization sector of the United States equity market have historically been more volatile in price than larger capitalization stocks, such as those included in the Standard & Poor's Ratings Group 500 Index. This is because, among other things, small companies have less certain growth prospects than larger companies; have a lower degree of liquidity in the equity market; and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, the stocks of small companies may, to some degree, fluctuate independently of the stocks of large companies; that is, small company stocks may decline in price as large company stocks rise in price or vice versa.

     FOREIGN STOCKS. Foreign stocks are equity securities of established companies in economically developed countries other than the United States. These securities may be either dollar-denominated or denominated in foreign currencies. American Depository Receipts ("ADRs"), including dollar denominated ADRs which are issued by domestic banks and traded in the United States on exchanges or over-the-counter, are treated as foreign stocks for purposes of the asset category ranges. The Fund may invest up to 21 percent of its total assets in foreign stocks.


     EQUITY RESERVES. When the adviser believes that a temporary defensive position is desirable, the Fund may invest in equity reserves. Equity reserves will be used to adjust the risk level of the equity portion of the Fund in response to market conditions. Equity reserves will consist of U.S. and foreign short-term money market instruments such as commercial paper rated A-1 by Standard and Poor's Ratings Group ("Standard & Poor's"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1 by Fitch Investors Service, Inc. ("Fitch"). The Fund may invest up to 15 percent of its total assets in equity reserves.


BOND ASSET CATEGORIES. The portion of the Fund's assets which is invested in bonds ("Bond Assets") will be allocated among the following asset categories within the ranges specified. The prices of fixed income securities fluctuate inversely to the direction of interest rates. Generally, the

Fund will invest in Bond Assets which are believed to offer opportunities for growth of capital when the adviser believes interest rates will decline and, therefore, the value of the debt securities will increase, or the market value of bonds will increase due to factors affecting certain types of bonds or particular issuers, such as improvement in credit quality due to company fundamentals or economic conditions or assumptions on changes in trends in prepayment rates with respect to mortgage-backed securities. The average duration of the Fund's Bond Assets will be not less than three nor more than seven years. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with shorter durations generally have less volatile prices than securities of comparable quality with longer durations. The Fund should be expected to maintain a higher average duration during periods of lower expected market volatility, and a lower average duration during periods of higher expected market volatility.

     U.S. TREASURY SECURITIES. U.S. Treasury securities are direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds. The Fund may invest up to 45 percent of its total assets in U.S. Treasury securities. The Fund may invest in other U.S. government securities if, in the judgment of the adviser, other U.S. government securities are more attractive than U.S. Treasury securities.

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an undivided interest in a pool of residential mortgages or may be collateralized by a pool of residential mortgages. Mortgage-backed securities are generally either issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") or other U.S. government agencies or instrumentalities. Mortgage-backed securities may also be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. The Fund may invest up to 15 percent of its total assets in mortgage-backed securities.

     INVESTMENT-GRADE CORPORATE BONDS. Investment-grade corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BBB or higher by a nationally recognized statistical rating organization ("NRSRO"). The Fund may invest up to 15 percent of its total assets in investment-grade corporate bonds. In certain cases, the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the investment-grade bonds described above. Yankee bonds, which are U.S. dollar-denominated bonds issued and traded in the United States by foreign issuers, are treated as investment-grade corporate bonds for purposes of the asset category ranges.

     HIGH YIELD CORPORATE BONDS. High yield corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BB or lower by NRSROs (commonly known as junk bonds). The Fund may invest up to 15 percent of its total assets in high yield corporate bonds. There is no minimal acceptable rating for a security to be purchased or held in the Fund's portfolio, and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category. (See "Appendix.") In certain cases the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the high yield bonds described above.

         INVESTMENT RISKS. Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time. As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities.

         Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

     FOREIGN BONDS. Foreign bonds are high-quality debt securities of countries other than the United States. The Fund's portfolio of foreign bonds will be comprised mainly of foreign government, foreign governmental agency or supranational institution bonds. The Fund will also invest in high-quality debt securities issued by corporations in countries other than the United States and subject to the Fund's credit limitations for foreign bonds. The Fund may invest up to 15 percent of its total assets in foreign bonds.

ACCEPTABLE INVESTMENTS

     EQUITY SECURITIES. Common stocks represent ownership interest in a corporation. Unlike bonds, which are debt securities, common stocks have neither fixed maturity dates nor fixed schedules of promised payments. Utility stocks are common stocks of utility companies, including water companies, companies that produce, transmit, or distribute gas and electric energy and those companies that provide communications facilities, such as telephone and telegraph companies. Foreign stocks are equity securities of foreign issuers.
     FOREIGN SECURITIES. The foreign bonds in which the Fund invests are rated within the four highest ratings for bonds by Moody's (Aaa, Aa, A or Baa) or by Standard & Poor's (AAA, AA, A or BBB) or are unrated if determined to be of equivalent quality by the Fund's adviser.

         INVESTMENT RISKS. Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities apply to securities issued by foreign corporations and sovereign governments. These risks relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, currency fluctuations, withholding taxes on interest, limitations on the use or transfer of Fund assets, political or social instability and adverse diplomatic developments. It may also be more difficult to enforce contractual obligations or obtain court judgments abroad than would be the case in the United States because of differences in the legal systems. If the issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, the Fund may have limited legal recourse in the event of default. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Additional differences exist between investing in foreign and domestic securities. Examples of such differences include: less publicly available information about foreign issuers; credit risks associated with certain foreign governments; the lack of uniform financial accounting standards applicable to foreign issuers; less readily available market quotations on foreign issuers; the likelihood that securities of foreign issuers may be less liquid or more volatile; generally higher foreign brokerage commissions; and unreliable mail service between countries.

     EQUITY RESERVES. The Fund's equity reserves may be cash received from the sale of Fund shares, reserves for temporary defensive purposes or to take advantage of market opportunities.

         REPURCHASE AGREEMENTS. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

     CONVERTIBLE SECURITIES. Convertible securities are fixed-income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The adviser may treat convertible securities as large company stocks, small company stocks, or high yield bonds for purposes of the asset category ranges, depending upon current market conditions, including the relationship of the then-current price to the conversion price. The convertible securities in which the Fund invests may be rated "high yield" or of comparable quality at the time of purchase.

     U.S. TREASURY AND OTHER U.S. GOVERNMENT SECURITIES. The U.S. Treasury and other U.S. government securities in which the Fund invests are either issued or guaranteed by the U.S.

     government, its agencies or instrumentalities. The U.S. government securities in which the Fund may invest are limited to:

       direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and

       obligations issued by U.S. government agencies or instrumentalities, including securities that are supported by the full faith and credit of the U.S. Treasury (such as GNMA certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of an agency or instrumentality (such as FNMA and FHLMC bonds).

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities collateralized by residential mortgages. The mortgage-backed securities in which the Fund may invest may be:

       issued by an agency of the U.S. government, typically GNMA, FNMA or FHLMC;

       privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

       privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and

       other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are bonds issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. Most of the CMOs in which the Fund would invest use the same basic structure:

             Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date; the final class (or Z bond) typically receives the residual income from the underlying investments after payments are made to the other classes.

             The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities.

             The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest maturity security (or B bond). This process continues until all of the classes have been paid off.

         Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. The interest portion of these payments is distributed by the Fund as income and the capital portion is reinvested.

         The Fund will invest only in CMOs which are rated AAA or Aaa by an NRSRO.

         REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations or a segregated pool of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates, and a single class of "residual interests." To qualify as a REMIC, substantially all of the assets of the entity must be in assets directly or indirectly secured principally by real property.

         CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying mortgages. Distributions to holders of mortgage-backed securities include both interest and principal payments. Principal payments represent the amortization of the principal of the underlying mortgages and any prepayments of principal due to prepayment, refinancing, or foreclosure of the underlying mortgages. Although maturities of the underlying mortgage loans may range up to 30 years, amortization and prepayments substantially shorten the effective maturities of mortgage-backed securities. Due to these features, mortgage-backed securities are less effective as a means of "locking in" attractive long-term interest rates than fixed-income securities which pay only a stated amount of interest until maturity, when the entire principal amount is returned. This is caused by the need to reinvest at lower interest rates both distributions of principal generally and significant prepayments which become more likely as mortgage interest rates decline. Since comparatively high interest rates cannot be effectively "locked in," mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other non-callable, fixed-income government securities of comparable stated maturities. However, mortgage-backed securities may experience less pronounced declines in value during periods of rising interest rates.

         In addition, some of the CMOs purchased by the Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or "SMBSs"). Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased by the Fund. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs and a reduction in the amount of payments made to holders of interest-only SMBSs. It is possible that the Fund might not recover its original investment in interest-only SMBSs if there are substantial prepayments on the underlying mortgages. Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities. The Fund's adviser intends to use this characteristic of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Fund's portfolio, while continuing to pursue the Fund's investment objective.

     CORPORATE BONDS. The investment-grade corporate bonds in which the Fund invests are:

       rated within the four highest ratings for corporate bonds by Moody's (Aaa, Aa, A, or Baa), Standard & Poor's (AAA, AA, A, or BBB), or Fitch (AAA, AA, A, or BBB);

       unrated if other long-term debt securities of that issuer are rated, at the time of purchase, Baa or better by Moody's or BBB or better by Standard & Poor's or Fitch; or

       unrated if determined to be of equivalent quality to one of the foregoing rating categories by the Fund's adviser.

     Securities which are rated BBB by Standard & Poor's or Fitch or Baa by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. If a security's rating is reduced below the required minimum after the Fund has purchased it, the Fund is not required to sell the security, but may consider doing so.

     The high yield corporate bonds in which the Fund invests are rated Ba or lower by Moody's or BB or lower by Standard & Poor's or Fitch (commonly known as junk bonds). A description of the rating categories is contained in the Appendix to this prospectus.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies, but it will not own more than 3 percent of the total outstanding voting stock of any such investment company, invest more than 5 percent of its total assets in any one such investment company, or invest more than 10 percent of its total assets in such other investment companies in general. To the extent that the Fund invests in securities issued by other investment companies, the Fund will indirectly bear its proportionate share of any fees and expenses paid by such companies in addition to the fees and expenses payable directly by the Fund.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. However, the Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15 percent of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.


The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.


LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100 percent of the value of the securities loaned.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

FOREIGN CURRENCY TRANSACTIONS. The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency exchanges may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

     CURRENCY RISKS. To the extent that debt securities purchased by the Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated and are maintained until the contract has been settled. The Fund will not enter into a forward contract with a term of more than one year.

The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served. The Fund will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the Fund's assets denominated in that currency. The Fund will not invest more than 21% of its total assets in forward foreign currency exchange contracts.

OPTIONS. The Fund may deal in options on foreign currencies, foreign currency futures, securities, and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. The Fund will use options only to manage interest rate and currency risks. The Fund may write covered call options to generate income. The Fund may write covered call options and secured put options on up to 25 percent of its net assets and may purchase put and call options provided that no more than 5 percent of the fair market value of its net assets may be invested in premiums on such options.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying currency, security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying currency, security or other asset at the exercise price during the option period. The writer of a covered call owns assets that are acceptable for escrow, and the writer of a secured put invests an amount not less than the exercise price in eligible assets to the extent that it is obligated as a writer. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset at a disadvantageous price. Over-the-counter options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options, which may not be continuously liquid, are available for a greater variety of assets and with a wider range of expiration dates and exercise prices, than are exchange traded options.

FUTURES AND OPTIONS ON FUTURES. The Fund may purchase and sell futures contracts to accommodate cash flows into and out of the Fund's portfolio and to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Interest rate futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract, and the buyer agrees to take delivery of the instrument at the specified future time.

Stock index futures contracts are based on indexes that reflect the market value of common stock of the firms included in the indexes. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The Fund may utilize stock index futures to handle cash flows into and out of the Fund and to potentially reduce transactional costs.

The Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect its portfolio securities against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5 percent of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts are unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security or will make deposits to collateralize the position as discussed above.

     RISKS. When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option.

     It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.


PORTFOLIO TURNOVER. Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The Fund's rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover involves correspondingly greater transaction expenses which must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them. (Further information is contained in the Fund's Statement of Additional Information within the sections "Brokerage Transactions" and "Tax Status"). Nevertheless, transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the Fund's adviser deems it appropriate to make changes in the Fund's portfolio.


INVESTMENT LIMITATIONS

The Fund will not:

       borrow money directly or through reverse repurchase agreements or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15 percent of the value of those assets to secure such borrowings;

       lend any securities except for portfolio securities; or

       underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations.

The above investment limitations cannot be changed without shareholder approval.

TRUST INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.


INVESTMENT ADVISER. Except as noted below with regard to the sub-adviser, investment decisions for the Fund are made by Federated Management, the Fund's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.


     ADVISORY FEES. The Adviser receives an annual investment advisory fee equal to .75 of 1% of the Fund's average daily net assets. The fee paid by the Fund, while higher than the advisory fee paid by other mutual funds in general, is comparable to fees paid by other mutual funds with similar objectives and policies. Under the advisory contract, which provides for voluntary reimbursement of expenses by the Adviser, the Adviser may voluntarily waive some or all of its fee. This does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities. The Adviser has also undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states.

     ADVISER'S BACKGROUND. Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940.
<R<

SUB-ADVISER. Under the terms of the Sub-Advisory Agreement between the Adviser and Federated Global Research Corp. (the "Sub-Adviser"), the Sub-Adviser will provide the Adviser such investment advice, statistical and other factual information as may, from time to time, be reasonably requested by the Adviser.

     SUB-ADVISORY FEES. For its services under the Sub-Advisory Agreement, the Sub-Adviser receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

     SUB-ADVISER'S BACKGROUND. Federated Global Research Corp., incorporated in Delaware on May 12, 1995, is a registered investment adviser under the Investment Advisers Act of 1940. Prior to September 1995, the Sub-Adviser had not served as an investment adviser to mutual funds.

The Adviser and Sub-Adviser are subsidiaries of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son,
J. Christopher Donahue, who is President and Trustee of Federated Investors. Federated Management, Federated Global Research Corp. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $80 billion invested across more than 250 funds under management and/or administration by its subsidiaries, as of December 31, 1995, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,800 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.

The Trust, the Adviser, and the Sub-Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of these codes are subject to review by the Trustees, and could result in severe penalties.

PORTFOLIO MANAGERS' BACKGROUNDS

     Charles A. Ritter is the portfolio manager for the Fund and performs the overall allocation of the assets of the Fund among the various asset categories. He has performed these duties since the Fund's inception. In allocating the Fund's assets, Mr. Ritter evaluates the market environment and economic outlook, utilizing the services of the Adviser's economist and strategist. Mr. Ritter joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser since 1992. From 1988 until 1991, Mr. Ritter acted as an Assistant Vice President.
     Mr. Ritter is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Chicago and his M.S. in Economics from Carnegie Mellon University.

     The portfolio managers for each of the individual asset categories are as follows:


     Peter R. Anderson and Aash Shah are portfolio managers for the domestic large company stocks asset category. Mr. Anderson has performed this duty since the Fund's inception. Mr. Shah assumed his responsibilities in December 1995. Mr. Anderson joined Federated Investors in 1972 and is presently a Senior Vice President of the Fund's Adviser. Mr. Anderson is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Wisconsin. Mr. Shah joined Federated Investors in 1993 as an Investment Analyst and has been an Assistant Vice President of the Fund's Adviser since 1995. Mr. Shah was employed at Westinghouse Credit Corp. from 1990 to 1993 as an Investment Analyst. Mr. Shah received his M.S.I.A. from Carnegie Mellon University with a concentration in finance and accounting. Mr. Shah is a Chartered Financial Analyst.

     James Grefenstette is the portfolio manager for the domestic small company stocks asset category. He has served in this capacity since August 1994. Mr. Grefenstette joined Federated Investors in 1992 and has been an Assistant Vice President of the Fund's Adviser since 1994. From 1992 until 1994, Mr. Grefenstette acted as an investment analyst. Mr. Grefenstette was a credit analyst at Westinghouse Credit Corp. from 1990 until 1992. Mr. Grefenstette received his M.S.I.A. from Carnegie Mellon University.

     Christopher H. Wiles is the portfolio manager for the utility stocks asset category, and has been one of the Fund's portfolio managers since its inception. Mr. Wiles joined Federated Investors in 1990 and has been a Vice President of the Fund's Adviser since 1992. Mr. Wiles served as Assistant Vice President of the Fund's Adviser from 1990 until 1992. Mr. Wiles is a Chartered Financial Analyst and received his M.B.A. in Finance from Cleveland State University.

     Henry Frantzen, Drew Collins, Mark Kopinski, Frank Semack, and Alexandre de Bethmann are portfolio managers for the foreign stocks asset category.



     Henry A. Frantzen has been a portfolio manager of the Fund since November 1995. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of the Fund's Sub-Adviser. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 to 1995. He was the Executive Vice President and

     Director of Equities at Oppenheimer Management Corporation from 1989 to 1991. Mr. Frantzen received his B.S. in finance and marketing from the University of North Dakota.

     Drew J. Collins has been a portfolio manager of the Fund since November 1995. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's Sub-Adviser. Mr. Collins served as a Vice President/Portfolio Manager of international equity portfolios at Arnhold and S. Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/ Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the University of Pennsylvania.



     Mark S. Kopinski has been a portfolio manager of the Fund since November 1995. Mr. Kopinski joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. Kopinski served as Vice President/Portfolio Manager of international equity funds at Twentieth Century Mutual Funds from 1990 to 1995. Mr. Kopinski received his M.B.A. in Asian Studies from the University of Illinois.



     Frank Semack has been a portfolio manager of the Fund since November 1995. Mr. Semack joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. Semack served as an Investment Analyst at Omega Advisers, Inc. from 1993 to 1994. He served as an Associate Director/Portfolio Manager of Wardley Investment Services, Ltd. from 1987 to 1993. Mr. Semack received his M.Sc. in economics from the London School of Economics.



     Alexandre de Bethmann has been a portfolio manager of the Fund since November 1995. Mr. de Bethmann joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. de Bethmann served as Assistant Vice President/Portfolio Manager for Japanese and Korean equities at the College Retirement Equities Fund from 1994 to 1995. He served as an International Equities Analyst and then as an Assistant Portfolio Manager at the College Retirement Equities Fund between 1987 and 1994. Mr. de Bethmann received his M.B.A. in Finance from Duke University.


     Henry Frantzen, Drew Collins, and Robert Kowit are portfolio managers for the foreign bonds asset category. They have performed these duties since November 1995.

     Robert M. Kowit joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. Kowit served as a Managing Partner of Copernicus Global Asset Management from January 1995 through October 1995. From 1990 to 1994, he served as Senior Vice President of International Fixed Income and Foreign Exchange for John Hancock Advisers. Mr. Kowit received his M.B.A. from Iona College with a concentration in finance.

     Susan M. Nason and Joseph M. Balestrino are portfolio managers for the U.S. Treasury securities asset category. Ms. Nason has performed this duty since the Fund's inception. Mr. Balestrino assumed his responsibilities on March 1, 1995. Ms. Nason joined Federated Investors in 1987 and has been a Vice President of the Fund's Adviser since 1993. Ms. Nason served as an Assistant Vice President of the Adviser from 1990 until 1992. Ms. Nason is a Chartered Financial Analyst and received her M.S.I.A. in Finance from Carnegie Mellon University.
     Mr. Balestrino joined Federated Investors in 1986 and has been Vice President of the Fund's

     Adviser since 1995. Mr. Balestrino served as an Assistant Vice President from 1991 until 1995, and as an investment analyst of the Adviser from 1989 until 1991. Mr. Balestrino is a Chartered Financial Analyst and received his M.A. in Urban and Regional Planning from the University of Pittsburgh.

     Thomas M. Franks is the portfolio manager for the equity reserves asset category. He has performed these duties since the Fund's inception. Mr. Franks joined Federated Investors in 1985 and has been a Vice President of the Fund's Adviser since 1990. Mr. Franks is a Chartered Financial Analyst and received his M.S.I.A. in Business Administration from Carnegie Mellon University.

     Kathleen M. Foody-Malus and James D. Roberge are portfolio managers for the mortgage-backed securities asset category. Ms. Foody-Malus has performed this duty since the Fund's inception. Mr. Roberge assumed his responsibilities on March 1, 1995. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser since 1993. Ms. Foody-Malus served as an Assistant Vice President of the Adviser from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh. Mr. Roberge joined Federated Investors in 1990 and has been a Vice President of the Fund's Adviser since October, 1994. Prior to this, Mr. Roberge served as an Assistant Vice President of the Fund's Adviser. From 1990 until 1992, Mr. Roberge acted as an investment analyst. Mr. Roberge is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pennsylvania.

     Joseph M. Balestrino and Susan M. Nason are portfolio managers for the investment-grade corporate bonds asset category. They have performed these duties since the Fund's inception.

     Mark E. Durbiano is the portfolio manager for the high yield corporate bonds asset category. He has performed these duties since the Fund's inception. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of the Fund's Adviser since January 1996. Mr. Durbiano was a Vice President of the Fund's Adviser from 1988 through 1995. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.


DISTRIBUTION OF SELECT SHARES

Federated Securities Corp. is the principal distributor for Shares. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.


DISTRIBUTION PLAN AND SHAREHOLDER SERVICES. Under a distribution plan adopted in accordance with Investment Company Act Rule 12b-1 (the "Distribution Plan"), the distributor may be paid a fee in an amount computed at an annual rate of .75 of 1% of the average daily net assets of Select Shares to finance any activity which is principally intended to result in the sale of Shares subject to the Distribution Plan. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers.


The Distribution Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay separately for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from payments made by the Fund under the Distribution Plan.



In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to .25 of 1% of the average daily net asset value of the Select Shares to obtain certain personal services for shareholders and for the maintenance of shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholders Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.



SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. In addition to receiving the payments under the Distribution Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Adviser or its affiliates.


ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Administrative Services provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors ("Federated Funds") as specified below:

        MAXIMUM                   AVERAGE AGGREGATE DAILY
  ADMINISTRATIVE FEE         NET ASSETS OF THE FEDERATED FUNDS
      0.15 of 1%              on the first $250 million
      0.125 of 1%             on the next $250 million
      0.10 of 1%              on the next $250 million
      0.075 of 1%             on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Administrative Services may choose voluntarily to waive a portion of its fee.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.
<R<
NET ASSET VALUE
--------------------------------------------------------------------------------

The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by adding the interest of the Shares in the market value of all securities and other assets of the Fund, subtracting the interest of the Shares in the liabilities of the Fund and those attributable to Shares, and dividing the remainder by the total number of Shares outstanding. The net asset value for Institutional Shares may exceed that of Select Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

INVESTING IN SELECT SHARES
--------------------------------------------------------------------------------

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open for business. Shares may be purchased through a financial institution which has a sales agreement with the distributor or by wire or mail.

To purchase Shares, open an account by calling Federated Securities Corp. Information needed to establish an account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

THROUGH A FINANCIAL INSTITUTION. An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.


BY WIRE. To purchase Shares by Federal Reserve wire, call the Fund before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows: Federated Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated Managed Growth Fund-- Select Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Wire Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.



BY MAIL. To purchase Shares by mail, send a check made payable to Federated Managed Growth Fund--Select Shares to Federated Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received after payment by check is converted by State Street Bank into federal funds. This is normally the next business day after State Street Bank receives the check.


MINIMUM INVESTMENT REQUIRED

The minimum initial investment in Shares is $1,500. Accounts established through a non-affiliated bank or broker may be subject to a smaller minimum investment.

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Shares through a non-affiliated bank or broker may be charged an additional service fee by that bank or broker.


The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities such that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


SUBACCOUNTING SERVICES


Institutions are encouraged to open single master accounts. However, certain institutions may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Institutions holding Shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided which may be related to the ownership of Shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed. State securities laws may require certain financial institutions such as depository institutions to register as dealers.


SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Shares at the net asset value next determined after an order is received by the Fund. A shareholder may apply for participation in this program through Federated Securities Corp.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested by contacting the Fund.

Detailed confirmations of each purchase or redemption are sent to each shareholder. Quarterly confirmations are sent to report dividends paid during the quarter.

DIVIDENDS

Dividends are declared and paid quarterly to all shareholders invested in the Fund on the record date. Unless shareholders request cash payments by writing the Fund, dividends are automatically reinvested in additional Shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge.

CAPITAL GAINS

Capital gains realized by the Fund, if any, will be distributed at least once every 12 months.

REDEEMING SELECT SHARES
--------------------------------------------------------------------------------

The Fund redeems Shares at their net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made through a financial institution, by telephone request or by written request.

THROUGH A FINANCIAL INSTITUTION
A shareholder may redeem Shares by calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. The financial institution may charge customary fees and commissions for this service.

TELEPHONE REDEMPTION


Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern time). All proceeds will normally be wire transferred the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If at any time, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.


An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests," should be considered.

WRITTEN REQUESTS


Shares may also be redeemed by sending a written request to the Fund. Call the Fund for specific instructions before redeeming by letter. The shareholder will be asked to provide in the request his name, the Fund name and class of shares name, his account number, and the Share or dollar amount requested. If Share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to: Federated Services Company, P.O. Box 8600, Boston, MA 02266-8600.



SIGNATURES. Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:


       a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation ("FDIC");

       a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange;
       a savings bank or savings association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or

       any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

RECEIVING PAYMENT. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request, provided the Fund or its agents have received payment for Shares from the shareholder.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually use up, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through Federated Securities Corp.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,500. This requirement does not apply, however, if the balance falls below $1,500 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights except that, in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders for this purpose shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote.

TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional Shares.


STATE AND LOCAL TAXES



In the opinion of Houston, Houston & Donnelly, counsel to the Trust, Fund shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Fund would be subject to such taxes if owned directly by residents of those jurisdictions.


Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Fund advertises its total return and yield for Shares.

Total return represents the change, over a specified period of time, in the value of an investment in Shares after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Shares is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by Shares over a thirty-day period by the maximum offering price per share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.


From time to time, advertisements for the Fund's Select Shares may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.


OTHER CLASSES OF SHARES
--------------------------------------------------------------------------------


The Fund also offers another class of shares called Institutional Shares that are sold at net asset value primarily to financial institutions acting in a fiduciary or agency capacity and are subject to a minimum initial investment of $25,000 over a 90-day period.



Institutional Shares are distributed with no 12b-1 Plan but are subject to shareholder services fees.
Institutional Shares and Select Shares are subject to certain of the same expenses. Expense differences, however, between Institutional Shares and Select Shares may affect the performance of each class.



To obtain more information and a prospectus for Institutional Shares, investors may call 1-800-235-4669.



FEDERATED MANAGED GROWTH FUND
FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES
(FORMERLY, INSTITUTIONAL SERVICE SHARES)

--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Reference is made to the Report of Independent Public Accountants on page 68.

                                                                                 YEAR ENDED        PERIOD ENDED
                                                                                NOVEMBER 30,       NOVEMBER 30,
                                                                                    1995              1994(A)
----------------------------------------------------------------------------        -------            -------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $    9.82          $   10.00
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------
  Net investment income                                                                0.40               0.20
----------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
  foreign currency and futures contracts                                               1.70              (0.26)
----------------------------------------------------------------------------        -------            -------
  Total from investment operations                                                     2.10              (0.06)
----------------------------------------------------------------------------        -------            -------
LESS DISTRIBUTIONS
----------------------------------------------------------------------------
  Distributions from net investment income                                            (0.40)             (0.12)
----------------------------------------------------------------------------        -------            -------
NET ASSET VALUE, END OF PERIOD                                                    $   11.52          $    9.82
----------------------------------------------------------------------------        -------            -------
TOTAL RETURN (B)                                                                     21.79%             (0.59%)
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------
  Expenses                                                                             1.00%              0.89%*
----------------------------------------------------------------------------
  Net investment income                                                                4.29%              4.28%*
----------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                     0.76%              0.90%*
----------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                           $68,313            $28,973
----------------------------------------------------------------------------
  Portfolio turnover                                                                    106%                71%
----------------------------------------------------------------------------


   * Computed on an annualized basis.

 (a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from January 27, 1994 (start of business) to May 24, 1994 the Fund had no investment activity.


 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.


 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

Further information about the Fund's performance is contained in the Fund's annual report for the year ended November 30, 1995, which can be obtained free of charge.




FEDERATED MANAGED GROWTH FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--37.0%
---------------------------------------------------------------------------------------------------
                 (A)LARGE COMPANY--13.3%
                 ----------------------------------------------------------------------------------
                 BASIC INDUSTRY--1.6%
                 ----------------------------------------------------------------------------------
         9,100   Allegheny Ludlum Corp.                                                              $     169,487
                 ----------------------------------------------------------------------------------
         3,500   Aluminum Co. of America                                                                   204,750
                 ----------------------------------------------------------------------------------
         3,400   Du Pont (E.I.) de Nemours & Co.                                                           226,100
                 ----------------------------------------------------------------------------------
         3,200   Eastman Chemical Co.                                                                      210,000
                 ----------------------------------------------------------------------------------
         3,500   International Paper Co.                                                                   133,437
                 ----------------------------------------------------------------------------------
         4,900   Phelps Dodge Corp.                                                                        332,588
                 ----------------------------------------------------------------------------------
         7,000   Praxair, Inc.                                                                             203,875
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,480,237
                 ----------------------------------------------------------------------------------  -------------
                 CONSUMER DURABLES--0.6%
                 ----------------------------------------------------------------------------------
         4,000   Eastman Kodak Co.                                                                         272,000
                 ----------------------------------------------------------------------------------
         6,900   Mattel, Inc.                                                                              193,200
                 ----------------------------------------------------------------------------------
         7,100   Volvo AB, ADR                                                                             149,100
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     614,300
                 ----------------------------------------------------------------------------------  -------------
                 CONSUMER NON-DURABLES--1.4%
                 ----------------------------------------------------------------------------------
         2,500   Avon Products, Inc.                                                                       181,562
                 ----------------------------------------------------------------------------------
         8,500   IBP, Inc.                                                                                 531,250
                 ----------------------------------------------------------------------------------
         4,000   Philip Morris Cos., Inc.                                                                  351,000
                 ----------------------------------------------------------------------------------
         4,900   Reebok International Ltd.                                                                 127,400
                 ----------------------------------------------------------------------------------
        31,100   RJR Nabisco Holdings Corp., Conv. Pfd., Series C, $0.6012                                 182,713
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,373,925
                 ----------------------------------------------------------------------------------  -------------
                 ENERGY MINERALS--0.8%
                 ----------------------------------------------------------------------------------
         5,300   Chevron Corp.                                                                             261,687
                 ----------------------------------------------------------------------------------
         5,700   Occidental Petroleum Corp.                                                                126,113
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (A)LARGE COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 ENERGY MINERALS--CONTINUED
                 ----------------------------------------------------------------------------------
         3,200   Texaco, Inc.                                                                        $     236,800
                 ----------------------------------------------------------------------------------
         8,500   USX-Marathon Group                                                                        156,188
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     780,788
                 ----------------------------------------------------------------------------------  -------------
                 FINANCE--2.8%
                 ----------------------------------------------------------------------------------
         4,913   Allstate Corp.                                                                            201,433
                 ----------------------------------------------------------------------------------
         2,700   American Express Co.                                                                      114,750
                 ----------------------------------------------------------------------------------
         4,700   Bank of Boston Corp.                                                                      217,962
                 ----------------------------------------------------------------------------------
         3,600   Chemical Banking Corp.                                                                    216,000
                 ----------------------------------------------------------------------------------
         2,200   CIGNA Corp.                                                                               242,000
                 ----------------------------------------------------------------------------------
         4,400   Citicorp                                                                                  311,300
                 ----------------------------------------------------------------------------------
         3,200   Dean Witter, Discover & Co.                                                               163,200
                 ----------------------------------------------------------------------------------
         5,302   Mellon Bank Corp.                                                                         283,657
                 ----------------------------------------------------------------------------------
         3,000   Merrill Lynch & Co., Inc., STRYPES, $3.12                                                 158,250
                 ----------------------------------------------------------------------------------
         4,400   Providian Corp.                                                                           176,550
                 ----------------------------------------------------------------------------------
         2,200   Sunamerica, Inc., Conv. Pfd., Series E, $3.10                                             147,400
                 ----------------------------------------------------------------------------------
         6,600   Travelers Group, Inc.                                                                     392,700
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   2,625,202
                 ----------------------------------------------------------------------------------  -------------
                 FOOD & DRUG RETAILERS--0.0%
                 ----------------------------------------------------------------------------------
         1,325   Grand Union Co.                                                                             9,937
                 ----------------------------------------------------------------------------------  -------------
                 HEALTH CARE--1.1%
                 ----------------------------------------------------------------------------------
         3,550   American Home Products Corp.                                                              323,937
                 ----------------------------------------------------------------------------------
         3,200   Becton, Dickinson & Co.                                                                   223,200
                 ----------------------------------------------------------------------------------
         3,200   Bristol-Myers Squibb Co.                                                                  256,800
                 ----------------------------------------------------------------------------------
         3,200   Merck & Co., Inc.                                                                         198,000
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,001,937
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (A)LARGE COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 PRODUCER MANUFACTURING--1.5%
                 ----------------------------------------------------------------------------------
         3,200   (b)FMC Corp.                                                                        $     236,400
                 ----------------------------------------------------------------------------------
         2,800   General Electric Co.                                                                      188,300
                 ----------------------------------------------------------------------------------
         1,500   (b)ITT Corp.                                                                              183,937
                 ----------------------------------------------------------------------------------
         1,500   Loews Corp.                                                                               230,250
                 ----------------------------------------------------------------------------------
         4,500   Textron, Inc.                                                                             344,813
                 ----------------------------------------------------------------------------------
        16,100   (c)Westinghouse Electric Corp., PEPs, Series C, $1.30                                     265,650
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,449,350
                 ----------------------------------------------------------------------------------  -------------
                 RETAIL TRADE--0.4%
                 ----------------------------------------------------------------------------------
         6,400   American Stores Co.                                                                       168,000
                 ----------------------------------------------------------------------------------
         5,300   Sears, Roebuck & Co.                                                                      208,688
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     376,688
                 ----------------------------------------------------------------------------------  -------------
                 SERVICES--0.4%
                 ----------------------------------------------------------------------------------
         6,400   Baker Hughes, Inc.                                                                        130,400
                 ----------------------------------------------------------------------------------
         2,700   Gannett Co., Inc.                                                                         164,700
                 ----------------------------------------------------------------------------------
         2,300   (b)Western Atlas, Inc.                                                                    110,113
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     405,213
                 ----------------------------------------------------------------------------------  -------------
                 TECHNOLOGY--1.8%
                 ----------------------------------------------------------------------------------
         5,800   General Motors Corp., Class E                                                             292,900
                 ----------------------------------------------------------------------------------
         3,100   Hewlett-Packard Co.                                                                       256,912
                 ----------------------------------------------------------------------------------
         3,000   Intel Corp.                                                                               182,625
                 ----------------------------------------------------------------------------------
         1,500   International Business Machines Corp.                                                     144,937
                 ----------------------------------------------------------------------------------
         3,000   (b)Litton Industries, Inc.                                                                134,625
                 ----------------------------------------------------------------------------------
         4,900   Lockheed Martin Corp.                                                                     359,538
                 ----------------------------------------------------------------------------------
         3,600   Raytheon Co.                                                                              160,200
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (A)LARGE COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 TECHNOLOGY--CONTINUED
                 ----------------------------------------------------------------------------------
         3,600   Rockwell International Corp.                                                        $     176,400
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,708,137
                 ----------------------------------------------------------------------------------  -------------
                 TRANSPORTATION--0.2%
                 ----------------------------------------------------------------------------------
         3,100   Consolidated Rail Corp.                                                                   216,612
                 ----------------------------------------------------------------------------------  -------------
                 (D)UTILITIES--0.7%
                 ----------------------------------------------------------------------------------
         4,700   AT&T Corp.                                                                                310,200
                 ----------------------------------------------------------------------------------
           700   CMS Energy Corp.                                                                           19,075
                 ----------------------------------------------------------------------------------
         1,000   (b)Columbia Gas System, Inc.                                                               43,250
                 ----------------------------------------------------------------------------------
         2,800   Enron Corp.                                                                               105,000
                 ----------------------------------------------------------------------------------
           700   FPL Group, Inc.                                                                            30,363
                 ----------------------------------------------------------------------------------
         6,300   MCI Communications Corp.                                                                  168,525
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     676,413
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL LARGE COMPANY                                                                    12,718,739
                 ----------------------------------------------------------------------------------  -------------
                 (A)SMALL COMPANY--7.6%
                 ----------------------------------------------------------------------------------
                 BASIC INDUSTRY--0.7%
                 ----------------------------------------------------------------------------------
         5,300   (b)Applied Extrusion Technologies, Inc.                                                    66,912
                 ----------------------------------------------------------------------------------
         2,747   Brush Wellman, Inc.                                                                        48,072
                 ----------------------------------------------------------------------------------
         1,800   Cambrex Corp.                                                                              66,600
                 ----------------------------------------------------------------------------------
         1,800   Carpenter Technology Corp.                                                                 77,850
                 ----------------------------------------------------------------------------------
         1,800   Chesapeake Corp.                                                                           53,100
                 ----------------------------------------------------------------------------------
         1,400   (b)Cytec Industries, Inc.                                                                  89,600
                 ----------------------------------------------------------------------------------
         2,300   First Mississippi Corp.                                                                    58,650
                 ----------------------------------------------------------------------------------
         3,900   (b)Magma Copper Co.                                                                        82,875
                 ----------------------------------------------------------------------------------
         1,200   Springs Industries, Inc., Class A                                                          50,400
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (A)SMALL COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 BASIC INDUSTRY--CONTINUED
                 ----------------------------------------------------------------------------------
         1,200   Texas Industries, Inc.                                                              $      61,500
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     655,559
                 ----------------------------------------------------------------------------------  -------------
                 CONSUMER DURABLES--0.4%
                 ----------------------------------------------------------------------------------
         1,400   Barnes Group, Inc.                                                                         54,250
                 ----------------------------------------------------------------------------------
         3,400   (b)Champion Enterprises, Inc.                                                             102,000
                 ----------------------------------------------------------------------------------
         3,200   Coachmen Industries, Inc.                                                                  62,000
                 ----------------------------------------------------------------------------------
         1,455   Harman International Industries, Inc.                                                      63,838
                 ----------------------------------------------------------------------------------
         4,200   (b)Toll Brothers, Inc.                                                                     76,125
                 ----------------------------------------------------------------------------------
         2,200   Toro Co.                                                                                   69,575
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     427,788
                 ----------------------------------------------------------------------------------  -------------
                 CONSUMER NON-DURABLES--0.2%
                 ----------------------------------------------------------------------------------
         2,500   Hudson Foods, Inc., Class A                                                                40,000
                 ----------------------------------------------------------------------------------
         3,600   (b)Mondavi, Robert Corp., Class A                                                         114,750
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     154,750
                 ----------------------------------------------------------------------------------  -------------
                 ENERGY MINERALS--0.1%
                 ----------------------------------------------------------------------------------
         2,000   KCS Energy, Inc.                                                                           27,500
                 ----------------------------------------------------------------------------------
        10,100   (b)Tesoro Petroleum Corp.                                                                  84,588
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     112,088
                 ----------------------------------------------------------------------------------  -------------
                 FINANCE--1.7%
                 ----------------------------------------------------------------------------------
         1,500   Alex Brown, Inc.                                                                           69,000
                 ----------------------------------------------------------------------------------
         1,900   Allied Group, Inc.                                                                         67,450
                 ----------------------------------------------------------------------------------
         1,800   American Bankers Insurance Group, Inc.                                                     65,025
                 ----------------------------------------------------------------------------------
         2,400   (b)American Travellers Corp.                                                               60,000
                 ----------------------------------------------------------------------------------
         1,575   Associated Banc Corp.                                                                      62,606
                 ----------------------------------------------------------------------------------
         2,423   Bankers First Corp.                                                                        66,330
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (A)SMALL COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 FINANCE--CONTINUED
                 ----------------------------------------------------------------------------------
         2,000   (b)Brooklyn Bancorp, Inc.                                                           $      80,500
                 ----------------------------------------------------------------------------------
         1,900   Centura Banks, Inc.                                                                        64,600
                 ----------------------------------------------------------------------------------
         4,300   City National Corp.                                                                        59,125
                 ----------------------------------------------------------------------------------
         1,400   Cullen Frost Bankers, Inc.                                                                 71,050
                 ----------------------------------------------------------------------------------
         4,800   CWM Mortgage Holdings, Inc.                                                                72,600
                 ----------------------------------------------------------------------------------
         3,100   FirstBank Puerto Rico                                                                      58,512
                 ----------------------------------------------------------------------------------
         5,100   (b)Glendale Federal Bank                                                                   82,237
                 ----------------------------------------------------------------------------------
         6,400   Hibernia Corp., Class A                                                                    67,200
                 ----------------------------------------------------------------------------------
         1,600   Irwin Financial Corp.                                                                      63,200
                 ----------------------------------------------------------------------------------
         3,000   Money Stores, Inc.                                                                        141,750
                 ----------------------------------------------------------------------------------
         2,500   North Fork Bancorp, Inc.                                                                   58,125
                 ----------------------------------------------------------------------------------
         3,600   Peoples Heritage Financial Group                                                           75,600
                 ----------------------------------------------------------------------------------
         1,400   PHH Corp.                                                                                  64,050
                 ----------------------------------------------------------------------------------
         1,800   Queens County Bancorp, Inc.                                                                72,450
                 ----------------------------------------------------------------------------------
         3,100   (b)St. Francis Capital Corp.                                                               72,075
                 ----------------------------------------------------------------------------------
         1,600   Student Loan Corp.                                                                         56,600
                 ----------------------------------------------------------------------------------
         1,700   WestAmerica Bancorporation                                                                 70,125
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,620,210
                 ----------------------------------------------------------------------------------  -------------
                 HEALTH CARE--0.7%
                 ----------------------------------------------------------------------------------
         4,400   Bindley Western Industries, Inc.                                                           78,650
                 ----------------------------------------------------------------------------------
         2,100   (b)Bio Rad Laboratories, Inc., Class A                                                     86,625
                 ----------------------------------------------------------------------------------
         2,500   (b)Foxmeyer Health Corp.                                                                   65,000
                 ----------------------------------------------------------------------------------
         3,900   ICN Pharmaceuticals, Inc.                                                                  78,975
                 ----------------------------------------------------------------------------------
         8,800   Kinetic Concepts, Inc.                                                                    100,100
                 ----------------------------------------------------------------------------------
         4,200   (b)Maxicare Health Plans, Inc.                                                             91,875
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (A)SMALL COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 HEALTH CARE--CONTINUED
                 ----------------------------------------------------------------------------------
         9,500   (b)North American Biologicals, Inc.                                                 $      91,438
                 ----------------------------------------------------------------------------------
         8,100   (b)Oec-Medical Systems, Inc.                                                               81,000
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     673,663
                 ----------------------------------------------------------------------------------  -------------
                 PRODUCER MANUFACTURING--0.5%
                 ----------------------------------------------------------------------------------
         1,550   AGCO Corp.                                                                                 66,844
                 ----------------------------------------------------------------------------------
         2,100   Blount Intl, Inc., Class A                                                                 63,262
                 ----------------------------------------------------------------------------------
         1,600   Borg-Warner Automotive, Inc.                                                               47,400
                 ----------------------------------------------------------------------------------
         5,300   Brenco, Inc.                                                                               55,650
                 ----------------------------------------------------------------------------------
         4,800   JLG Industries, Inc.                                                                      136,200
                 ----------------------------------------------------------------------------------
         1,100   NACCO Industries, Inc., Class A                                                            62,700
                 ----------------------------------------------------------------------------------
         2,800   (b)NCI Building System, Inc.                                                               64,400
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     496,456
                 ----------------------------------------------------------------------------------  -------------
                 RETAIL TRADE--0.5%
                 ----------------------------------------------------------------------------------
         1,900   (b)CompUSA, Inc.                                                                           70,537
                 ----------------------------------------------------------------------------------
         1,500   (b)Eckerd Corp.                                                                            63,937
                 ----------------------------------------------------------------------------------
         3,800   Great Atlantic & Pacific Tea Co., Inc.                                                     83,125
                 ----------------------------------------------------------------------------------
         6,300   (b)MacFrugal's Bargains CloseOuts, Inc.                                                    82,688
                 ----------------------------------------------------------------------------------
         6,600   Pier 1 Imports, Inc.                                                                       71,775
                 ----------------------------------------------------------------------------------
         5,400   Ruddick Corp.                                                                              58,050
                 ----------------------------------------------------------------------------------
         3,500   (b)Waban, Inc.                                                                             64,750
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     494,862
                 ----------------------------------------------------------------------------------  -------------
                 SERVICES--1.0%
                 ----------------------------------------------------------------------------------
         3,000   (b)American Buildings Co.                                                                  67,875
                 ----------------------------------------------------------------------------------
         1,900   Butler Manufacturing Co.                                                                   65,550
                 ----------------------------------------------------------------------------------
         4,300   Castle (A.M.) & Co.                                                                       105,350
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (A)SMALL COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 SERVICES--CONTINUED
                 ----------------------------------------------------------------------------------
         2,000   (b)Devon Group, Inc.                                                                $      77,000
                 ----------------------------------------------------------------------------------
         2,500   Granite Construction, Inc.                                                                 69,375
                 ----------------------------------------------------------------------------------
         2,000   Plenum Publishing Corp.                                                                    72,500
                 ----------------------------------------------------------------------------------
         7,800   (b)Pride Petroleum Services, Inc.                                                          76,050
                 ----------------------------------------------------------------------------------
         2,400   Pulitzer Publishing Co.                                                                   110,400
                 ----------------------------------------------------------------------------------
         3,367   Richfood Holdings, Inc.                                                                    94,697
                 ----------------------------------------------------------------------------------
         1,701   (b)United Video Satellite Group, Inc., Class A                                             49,329
                 ----------------------------------------------------------------------------------
         8,000   (b)Westcott Communications                                                                114,000
                 ----------------------------------------------------------------------------------
         3,200   (b)Western Waste Industries                                                                58,800
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     960,926
                 ----------------------------------------------------------------------------------  -------------
                 TECHNOLOGY--1.2%
                 ----------------------------------------------------------------------------------
         2,793   (b)Bell Industries, Inc.                                                                   63,541
                 ----------------------------------------------------------------------------------
         3,150   (b)Burr Brown Corp.                                                                        90,562
                 ----------------------------------------------------------------------------------
         8,200   (b)Computervision Corp.                                                                   102,500
                 ----------------------------------------------------------------------------------
         1,400   (b)Electronics for Imaging, Inc.                                                          120,400
                 ----------------------------------------------------------------------------------
         1,600   (b)International Rectifier Corp.                                                           79,400
                 ----------------------------------------------------------------------------------
         3,400   (b)Kemet Corp.                                                                            103,700
                 ----------------------------------------------------------------------------------
         2,000   (b)Marshall Industries                                                                     70,500
                 ----------------------------------------------------------------------------------
         1,900   (b)Network Equipment Technologies, Inc.                                                    62,938
                 ----------------------------------------------------------------------------------
         4,600   (b)S3, Inc.                                                                                86,825
                 ----------------------------------------------------------------------------------
         2,300   (b)SCI Systems, Inc.                                                                       77,050
                 ----------------------------------------------------------------------------------
         1,900   (b)Tech-Sym Corp.                                                                          56,763
                 ----------------------------------------------------------------------------------
         2,200   (b)Tencor Instruments                                                                      83,050
                 ----------------------------------------------------------------------------------
         1,500   Watkins Johnson Co.                                                                        68,063
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (A)SMALL COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 TECHNOLOGY--CONTINUED
                 ----------------------------------------------------------------------------------
         1,700   Wyle Labs                                                                           $      66,938
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,132,230
                 ----------------------------------------------------------------------------------  -------------
                 TRANSPORTATION--0.2%
                 ----------------------------------------------------------------------------------
         4,100   (b)America West Airlines, Inc., Class B                                                    73,287
                 ----------------------------------------------------------------------------------
         1,800   (b)Continental Airlines, Inc., Class B                                                     70,425
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     143,712
                 ----------------------------------------------------------------------------------  -------------
                 (D)UTILITIES--0.4%
                 ----------------------------------------------------------------------------------
         2,400   Central Hudson Gas & Electric Service                                                      72,900
                 ----------------------------------------------------------------------------------
         2,200   Eastern Enterprises                                                                        71,500
                 ----------------------------------------------------------------------------------
         2,800   Oneok, Inc.                                                                                65,800
                 ----------------------------------------------------------------------------------
         4,800   (b)Public Service Co. New Mexico                                                           84,600
                 ----------------------------------------------------------------------------------
           600   Tele Danmark                                                                               16,725
                 ----------------------------------------------------------------------------------
         2,000   Teppco Partners, L.P.                                                                      72,500
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     384,025
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL SMALL COMPANY                                                                     7,256,269
                 ----------------------------------------------------------------------------------  -------------
                 (D)UTILITY--5.2%
                 ----------------------------------------------------------------------------------
                 ELECTRIC UTILITIES--2.0%
                 ----------------------------------------------------------------------------------
         4,000   Baltimore Gas & Electric Co.                                                              106,500
                 ----------------------------------------------------------------------------------
         3,739   Cinergy Corp.                                                                             110,301
                 ----------------------------------------------------------------------------------
         3,300   CMS Energy Corp.                                                                           89,925
                 ----------------------------------------------------------------------------------
         4,400   DPL, Inc.                                                                                 105,600
                 ----------------------------------------------------------------------------------
         3,750   DQE, Inc.                                                                                 108,281
                 ----------------------------------------------------------------------------------
         2,400   Duke Power Co.                                                                            107,700
                 ----------------------------------------------------------------------------------
         3,100   Florida Progress Corp.                                                                    106,562
                 ----------------------------------------------------------------------------------
         1,900   FPL Group, Inc.                                                                            82,413
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (D)UTILITY--CONTINUED
                 ----------------------------------------------------------------------------------
                 ELECTRIC UTILITIES--CONTINUED
                 ----------------------------------------------------------------------------------
         3,400   General Public Utilities                                                            $     107,525
                 ----------------------------------------------------------------------------------
         3,700   Illinova Corp.                                                                            104,987
                 ----------------------------------------------------------------------------------
         2,900   NIPSCO Industries, Inc.                                                                   107,300
                 ----------------------------------------------------------------------------------
         5,600   Pacificorp                                                                                109,900
                 ----------------------------------------------------------------------------------
         3,700   Peco Energy Co.                                                                           107,300
                 ----------------------------------------------------------------------------------
         3,900   Pinnacle West Capital Corp.                                                               106,275
                 ----------------------------------------------------------------------------------
         5,700   SCE Corp.                                                                                  89,063
                 ----------------------------------------------------------------------------------
         4,500   Southern Co.                                                                              102,938
                 ----------------------------------------------------------------------------------
         2,800   Texas Utilities Co.                                                                       107,800
                 ----------------------------------------------------------------------------------
         3,700   Utilicorp United, Inc.                                                                    103,138
                 ----------------------------------------------------------------------------------
         3,200   Western Resources, Inc.                                                                   106,000
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,969,508
                 ----------------------------------------------------------------------------------  -------------
                 NATURAL GAS DISTRIBUTION--0.2%
                 ----------------------------------------------------------------------------------
         3,700   MCN Corp.                                                                                  80,475
                 ----------------------------------------------------------------------------------
         3,000   Pacific Enterprises                                                                        80,250
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     160,725
                 ----------------------------------------------------------------------------------  -------------
                 OIL/GAS TRANSMISSION--0.3%
                 ----------------------------------------------------------------------------------
         2,900   Panhandle Eastern Corp.                                                                    82,288
                 ----------------------------------------------------------------------------------
         2,500   Sonat, Inc.                                                                                80,625
                 ----------------------------------------------------------------------------------
         2,100   Williams Companies, Inc.                                                                   88,200
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     251,113
                 ----------------------------------------------------------------------------------  -------------
                 SERVICES--0.0%
                 ----------------------------------------------------------------------------------
           600   (b)U.S. West Media Group                                                                   10,800
                 ----------------------------------------------------------------------------------  -------------
                 TELECOMMUNICATIONS--2.7%
                 ----------------------------------------------------------------------------------
         5,800   Ameritech Corp.                                                                           319,000
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (D)UTILITY--CONTINUED
                 ----------------------------------------------------------------------------------
                 TELECOMMUNICATIONS--CONTINUED
                 ----------------------------------------------------------------------------------
           700   AT&T Corp.                                                                          $      46,200
                 ----------------------------------------------------------------------------------
         4,900   Bell Atlantic Corp.                                                                       308,700
                 ----------------------------------------------------------------------------------
         8,200   BellSouth Corp.                                                                           318,775
                 ----------------------------------------------------------------------------------
         7,600   GTE Corp.                                                                                 323,950
                 ----------------------------------------------------------------------------------
        11,200   MCI Communications Corp.                                                                  299,600
                 ----------------------------------------------------------------------------------
         6,500   NYNEX Corp.                                                                               322,563
                 ----------------------------------------------------------------------------------
         5,900   SBC Communications, Inc.                                                                  318,600
                 ----------------------------------------------------------------------------------
        10,000   U.S. West Communications Group                                                            312,500
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   2,569,888
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL UTILITY                                                                           4,962,034
                 ----------------------------------------------------------------------------------  -------------
                 FOREIGN EQUITY--10.9%
                 ----------------------------------------------------------------------------------
                 ARGENTINA--0.1%
                 ----------------------------------------------------------------------------------
           200   Banco Frances del Rio de la Plata SA, ADR                                                   5,225
                 ----------------------------------------------------------------------------------
         2,200   Compania Naviera Perez Companc SA, Class B                                                 10,674
                 ----------------------------------------------------------------------------------
           606   IRSA Inversiones y Representaciones SA, GDR                                                13,172
                 ----------------------------------------------------------------------------------
           600   YPF Sociedad Anonima, ADR                                                                  11,700
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                      40,771
                 ----------------------------------------------------------------------------------  -------------
                 AUSTRALIA--0.3%
                 ----------------------------------------------------------------------------------
        11,000   Mayne Nickless Ltd.                                                                        50,616
                 ----------------------------------------------------------------------------------
        17,000   News Corporation Ltd.                                                                      89,075
                 ----------------------------------------------------------------------------------
        17,500   Woodside Petroleum Ltd.                                                                    86,890
                 ----------------------------------------------------------------------------------
        32,000   Woolworth's Ltd.                                                                           74,811
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     301,392
                 ----------------------------------------------------------------------------------  -------------
                 FINLAND--0.0%
                 ----------------------------------------------------------------------------------
           400   Nokia AB-A                                                                                 21,947
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 ----------------------------------------------------------------------------------
                 FRANCE--0.6%
                 ----------------------------------------------------------------------------------
           605   Accor SA                                                                            $      73,466
                 ----------------------------------------------------------------------------------
         1,400   AXA                                                                                        83,767
                 ----------------------------------------------------------------------------------
         1,500   Compagnie Financiere de Paribas, Class A                                                   83,288
                 ----------------------------------------------------------------------------------
         1,080   LaFarge-Coppee                                                                             68,602
                 ----------------------------------------------------------------------------------
         4,300   Lagardere Groupe                                                                           83,665
                 ----------------------------------------------------------------------------------
           600   LVMH (Moet-Hennessy)                                                                      114,217
                 ----------------------------------------------------------------------------------
           805   Lyonnaise des Eaux SA                                                                      77,104
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     584,109
                 ----------------------------------------------------------------------------------  -------------
                 GERMANY--0.7%
                 ----------------------------------------------------------------------------------
           300   BASF AG                                                                                    65,754
                 ----------------------------------------------------------------------------------
           355   Commerzbank AG, Frankfurt                                                                  82,104
                 ----------------------------------------------------------------------------------
         1,380   Deutsche Bank Ag                                                                           64,740
                 ----------------------------------------------------------------------------------
           270   Gea AG, Pfd.                                                                               85,874
                 ----------------------------------------------------------------------------------
           175   Henkel KGaA--Vorzug, Pfd.                                                                  65,581
                 ----------------------------------------------------------------------------------
           185   Kaufhof Holding AG                                                                         56,026
                 ----------------------------------------------------------------------------------
           105   Linde AG                                                                                   61,564
                 ----------------------------------------------------------------------------------
           200   Mannesmann AG                                                                              64,399
                 ----------------------------------------------------------------------------------
           200   Siemens AG                                                                                104,473
                 ----------------------------------------------------------------------------------
            85   Wella AG, Pfd.                                                                             39,964
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     690,479
                 ----------------------------------------------------------------------------------  -------------
                 HONG KONG--0.4%
                 ----------------------------------------------------------------------------------
        64,000   Amoy Properties Ltd.                                                                       61,229
                 ----------------------------------------------------------------------------------
           800   Cheung Kong                                                                                 4,551
                 ----------------------------------------------------------------------------------
        35,000   Hong Kong Telecom                                                                          59,503
                 ----------------------------------------------------------------------------------
         3,751   HSBC Holdings PLC                                                                          55,284
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 ----------------------------------------------------------------------------------
                 HONG KONG--CONTINUED
                 ----------------------------------------------------------------------------------
       134,000   Manhattan Card Co., Ltd.                                                            $      59,768
                 ----------------------------------------------------------------------------------
         8,000   Sun Hung Kai Properties                                                                    64,383
                 ----------------------------------------------------------------------------------
        16,000   Television Broadcasts Ltd.                                                                 60,402
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     365,120
                 ----------------------------------------------------------------------------------  -------------
                 INDONESIA--0.2%
                 ----------------------------------------------------------------------------------
        29,000   Astra International                                                                        57,784
                 ----------------------------------------------------------------------------------
        18,000   Hero Supermarket                                                                           35,472
                 ----------------------------------------------------------------------------------
         9,000   Indocement Tungal                                                                          30,545
                 ----------------------------------------------------------------------------------
        15,000   Lippo Bank                                                                                 22,006
                 ----------------------------------------------------------------------------------
        16,000   United Tractors                                                                            29,078
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     174,885
                 ----------------------------------------------------------------------------------  -------------
                 ITALY--0.2%
                 ----------------------------------------------------------------------------------
        17,800   La Rinascente S.P.A.                                                                       99,732
                 ----------------------------------------------------------------------------------
        63,000   (b)Telecom Italia Mobile                                                                  101,640
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     201,372
                 ----------------------------------------------------------------------------------  -------------
                 JAPAN--4.4%
                 ----------------------------------------------------------------------------------
        15,000   Asahi Chemical Industry Co. Ltd.                                                          112,039
                 ----------------------------------------------------------------------------------
         6,000   Bridgestone Corp.                                                                          88,452
                 ----------------------------------------------------------------------------------
         3,000   Canon, Inc.                                                                                52,776
                 ----------------------------------------------------------------------------------
         6,000   Dai Nippon Printing Co. Ltd.                                                              104,963
                 ----------------------------------------------------------------------------------
        18,000   Daimaru, Inc.                                                                             118,526
                 ----------------------------------------------------------------------------------
        28,000   Dainippon Ink and Chemical, Inc.                                                          129,612
                 ----------------------------------------------------------------------------------
            11   DDI Corp.                                                                                  88,432
                 ----------------------------------------------------------------------------------
        11,000   Fujitsu Ltd.                                                                              129,730
                 ----------------------------------------------------------------------------------
         6,000   Hitachi Cable                                                                              42,634
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 ----------------------------------------------------------------------------------
                 JAPAN--CONTINUED
                 ----------------------------------------------------------------------------------
        11,000   Jaccs                                                                               $     108,108
                 ----------------------------------------------------------------------------------
        17,000   (b)Japan Airlines Co.                                                                     108,767
                 ----------------------------------------------------------------------------------
         4,000   JUSCO Co.                                                                                  95,921
                 ----------------------------------------------------------------------------------
         6,000   Kandenko Co., Ltd.                                                                         73,120
                 ----------------------------------------------------------------------------------
        22,000   Kawasaki Heavy Industries                                                                 100,108
                 ----------------------------------------------------------------------------------
        33,000   Kawasaki Steel                                                                            117,081
                 ----------------------------------------------------------------------------------
         4,000   Kokuyo Co.                                                                                 86,093
                 ----------------------------------------------------------------------------------
        19,000   Kubota Corp.                                                                              124,924
                 ----------------------------------------------------------------------------------
        10,000   Kuraray Co. Ltd.                                                                          102,211
                 ----------------------------------------------------------------------------------
         2,000   Kurita Water Industries                                                                    55,627
                 ----------------------------------------------------------------------------------
        11,000   Kyowa Hakko Kogyo Co.                                                                     108,108
                 ----------------------------------------------------------------------------------
        13,000   Minebea Co.                                                                               108,088
                 ----------------------------------------------------------------------------------
        23,000   Mitsubishi Heavy Industries                                                               183,322
                 ----------------------------------------------------------------------------------
        15,000   Mitsui Marine & Fire Insurance Co.                                                        100,983
                 ----------------------------------------------------------------------------------
        15,000   Nagoya Railroad Co. Ltd.                                                                   73,710
                 ----------------------------------------------------------------------------------
         8,000   NEC Corp.                                                                                 102,211
                 ----------------------------------------------------------------------------------
         5,000   NGK Insulators                                                                             49,631
                 ----------------------------------------------------------------------------------
        14,000   Nihon Cement Co., Ltd.                                                                     92,737
                 ----------------------------------------------------------------------------------
         5,000   Nippon Electric Glass Co., Ltd.                                                            92,875
                 ----------------------------------------------------------------------------------
        12,000   Nippon Express Co. Ltd.                                                                   104,138
                 ----------------------------------------------------------------------------------
        17,000   Nippon Sheet Glass Co.                                                                     75,853
                 ----------------------------------------------------------------------------------
         6,000   Nishimatsu Construction                                                                    71,941
                 ----------------------------------------------------------------------------------
        46,000   (b)NKK Corp.                                                                              126,585
                 ----------------------------------------------------------------------------------
        10,000   Sakura Bank Ltd., Tokyo                                                                   108,108
                 ----------------------------------------------------------------------------------
         1,000   Secom Co.                                                                                  67,518
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 ----------------------------------------------------------------------------------
                 JAPAN--CONTINUED
                 ----------------------------------------------------------------------------------
         2,000   Sega Enterprises                                                                    $     108,108
                 ----------------------------------------------------------------------------------
         6,000   Sekisui House Ltd.                                                                         70,172
                 ----------------------------------------------------------------------------------
         8,000   Shionogi and Co.                                                                           68,953
                 ----------------------------------------------------------------------------------
         2,000   Sony Music Entertainment, Inc.                                                             89,435
                 ----------------------------------------------------------------------------------
        20,000   Sumitomo Chemical Co.                                                                      99,459
                 ----------------------------------------------------------------------------------
        33,000   Sumitomo Heavy Industries                                                                 105,081
                 ----------------------------------------------------------------------------------
         4,000   Takeda Chemical Industries                                                                 59,754
                 ----------------------------------------------------------------------------------
        10,000   Tokio Marine & Fire                                                                       114,005
                 ----------------------------------------------------------------------------------
         1,000   Tostem Corp.                                                                               30,467
                 ----------------------------------------------------------------------------------
         5,000   Toto Ltd.                                                                                  67,813
                 ----------------------------------------------------------------------------------
         4,000   Yamanouchi Pharmaceutical                                                                  86,093
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   4,204,272
                 ----------------------------------------------------------------------------------  -------------
                 MALAYSIA--0.2%
                 ----------------------------------------------------------------------------------
         5,000   Malayan Banking Bhd                                                                        39,614
                 ----------------------------------------------------------------------------------
        47,000   Malayan United Industries Bhd                                                              35,755
                 ----------------------------------------------------------------------------------
        20,000   Malayawata Steel Berhad                                                                    34,214
                 ----------------------------------------------------------------------------------
        16,000   Malaysian International Shipping Bhd                                                       39,101
                 ----------------------------------------------------------------------------------
        11,000   (d)Tenaga Nasional Berhad                                                                  41,190
                 ----------------------------------------------------------------------------------
        15,000   UMW Holdings Bhd                                                                           35,179
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     225,053
                 ----------------------------------------------------------------------------------  -------------
                 MEXICO--0.1%
                 ----------------------------------------------------------------------------------
         1,200   Cemex SA, Class B, ADR                                                                      8,025
                 ----------------------------------------------------------------------------------
           800   Empresas ICA Sociedad Controladora S.A., ADR                                                8,200
                 ----------------------------------------------------------------------------------
         1,500   Grupo Financiero Bancomer, S.A. de C.V., Class B, ADR                                       8,625
                 ----------------------------------------------------------------------------------
           300   Pan American Beverage, Class A                                                              9,675
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 ----------------------------------------------------------------------------------
                 MEXICO--CONTINUED
                 ----------------------------------------------------------------------------------
         1,000   Transportacion Maritima Mexicana SA , Class L, ADR                                  $       7,625
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                      42,150
                 ----------------------------------------------------------------------------------  -------------
                 NETHERLANDS--0.4%
                 ----------------------------------------------------------------------------------
         7,500   Elsevier NV                                                                               102,359
                 ----------------------------------------------------------------------------------
         1,500   Polygram NV                                                                                90,317
                 ----------------------------------------------------------------------------------
         3,850   Royal PTT Nederland NV                                                                    137,186
                 ----------------------------------------------------------------------------------
           700   Unilever NV-Cert                                                                           92,509
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     422,371
                 ----------------------------------------------------------------------------------  -------------
                 NEW ZEALAND--0.0%
                 ----------------------------------------------------------------------------------
        12,000   Fletcher Challenge Ltd.                                                                    29,771
                 ----------------------------------------------------------------------------------
         1,703   Fletcher Challenge Ltd.--Forestry Shares                                                    2,402
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                      32,173
                 ----------------------------------------------------------------------------------  -------------
                 SINGAPORE--0.2%
                 ----------------------------------------------------------------------------------
        14,000   First Capital Corp., Ltd., Singapore                                                       37,717
                 ----------------------------------------------------------------------------------
         3,000   Fraser and Neave Ltd.                                                                      35,732
                 ----------------------------------------------------------------------------------
        20,000   Haw Par Brothers International Ltd.                                                        43,105
                 ----------------------------------------------------------------------------------
         4,000   Singapore Airlines Ltd.                                                                    37,434
                 ----------------------------------------------------------------------------------
         3,000   Singapore Press Holdings Ltd.                                                              47,430
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     201,418
                 ----------------------------------------------------------------------------------  -------------
                 SPAIN--0.3%
                 ----------------------------------------------------------------------------------
           360   Acerinox SA                                                                                36,072
                 ----------------------------------------------------------------------------------
         3,000   Repsol SA                                                                                  94,560
                 ----------------------------------------------------------------------------------
         1,000   Zardoya-Otis SA                                                                           103,850
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     234,482
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 ----------------------------------------------------------------------------------
                 SWEDEN--0.2%
                 ----------------------------------------------------------------------------------
         7,950   Stora Kopparbergs, Class A                                                          $     100,050
                 ----------------------------------------------------------------------------------
         3,400   Svedala Industri AB Free                                                                   94,135
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     194,185
                 ----------------------------------------------------------------------------------  -------------
                 SWITZERLAND--0.7%
                 ----------------------------------------------------------------------------------
            63   BBC Brown Boveri                                                                           72,352
                 ----------------------------------------------------------------------------------
            50   Ciba-Giegy AG-R                                                                            44,577
                 ----------------------------------------------------------------------------------
           800   CS Holding                                                                                 75,883
                 ----------------------------------------------------------------------------------
           420   Merkur Holding AG                                                                          90,038
                 ----------------------------------------------------------------------------------
           100   Nestle SA                                                                                 106,593
                 ----------------------------------------------------------------------------------
            25   Roche Holdings AG Genusscheine                                                            188,856
                 ----------------------------------------------------------------------------------
           253   Zurich Versicherungsgesellschaft                                                           77,697
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     655,996
                 ----------------------------------------------------------------------------------  -------------
                 UNITED KINGDOM--1.9%
                 ----------------------------------------------------------------------------------
        16,900   Associated British Ports Holdings PLC                                                      73,220
                 ----------------------------------------------------------------------------------
         9,100   Boots Co. PLC                                                                              78,852
                 ----------------------------------------------------------------------------------
        19,000   (d)British Gas PLC                                                                         70,974
                 ----------------------------------------------------------------------------------
        27,000   British Steel PLC                                                                          69,856
                 ----------------------------------------------------------------------------------
        15,000   BTR PLC                                                                                    76,814
                 ----------------------------------------------------------------------------------
        10,400   Cadbury Schweppes PLC                                                                      88,683
                 ----------------------------------------------------------------------------------
        23,200   Caradon PLC                                                                                69,792
                 ----------------------------------------------------------------------------------
        15,000   Chubb Security                                                                             74,288
                 ----------------------------------------------------------------------------------
        11,500   Compass Group                                                                              78,785
                 ----------------------------------------------------------------------------------
        12,300   Grand Metropolitan PLC                                                                     83,230
                 ----------------------------------------------------------------------------------
         6,100   Imperial Chemical Industries PLC                                                           70,974
                 ----------------------------------------------------------------------------------
        13,500   Marks & Spencer PLC                                                                        91,247
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 ----------------------------------------------------------------------------------
                 UNITED KINGDOM--CONTINUED
                 ----------------------------------------------------------------------------------
         6,000   (d)Midlands Electricity                                                             $      85,150
                 ----------------------------------------------------------------------------------
        11,900   Rank Organisation PLC                                                                      75,058
                 ----------------------------------------------------------------------------------
         7,500   Reckitt & Colman PLC                                                                       76,872
                 ----------------------------------------------------------------------------------
         5,200   RMC Group PLC                                                                              82,593
                 ----------------------------------------------------------------------------------
         5,600   RTZ Corp. PLC                                                                              80,374
                 ----------------------------------------------------------------------------------
        48,600   Rugby Group PLC                                                                            79,611
                 ----------------------------------------------------------------------------------
        13,700   (d)Scottish Power PLC                                                                      79,071
                 ----------------------------------------------------------------------------------
        42,200   Sedgwick Group PLC                                                                         77,849
                 ----------------------------------------------------------------------------------
        12,600   Smith, W.H. Group PLC                                                                      83,524
                 ----------------------------------------------------------------------------------
         9,000   Thames Water PLC                                                                           76,125
                 ----------------------------------------------------------------------------------
        19,300   Tomkins PLC                                                                                78,004
                 ----------------------------------------------------------------------------------
        11,000   Williams Holdings PLC                                                                      55,825
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,856,771
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL FOREIGN EQUITY                                                                   10,448,946
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL STOCKS (IDENTIFIED COST $31,160,132)                                             35,385,988
                 ----------------------------------------------------------------------------------  -------------
   PRINCIPAL
    AMOUNT
---------------
BONDS--45.1%
---------------------------------------------------------------------------------------------------
                 TREASURY--23.0%
                 ----------------------------------------------------------------------------------
$   10,790,000   United States Treasury Note 6.50%, 4/30/1997                                           10,954,224
                 ----------------------------------------------------------------------------------
     7,525,000   United States Treasury Note 7.25%, 8/15/2004                                            8,275,845
                 ----------------------------------------------------------------------------------
     1,350,000   United States Treasury Note 7.50% 2/15/2005                                             1,512,959
                 ----------------------------------------------------------------------------------
       475,000   United States Treasury Note 7.50%, 1/31/1997                                              486,177
                 ----------------------------------------------------------------------------------
       600,000   United States Treasury Note 7.875%, 11/15/2004                                            686,676
                 ----------------------------------------------------------------------------------  -------------
                 Total Treasury                                                                         21,915,881
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 MORTGAGE-BACKED SECURITIES--7.8%
                 ----------------------------------------------------------------------------------
                 GOVERNMENT AGENCY--7.8%
                 ----------------------------------------------------------------------------------
 $     288,483   Federal Home Loan Mortgage Corp., 7.50%, 5/1/2024                                   $     292,083
                 ----------------------------------------------------------------------------------
       499,681   Federal Home Loan Mortgage Corp., 7.50%, 10/1/2025                                        509,040
                 ----------------------------------------------------------------------------------
       980,000   Federal Home Loan Mortgage Corp., 7.50%, 11/1/2025                                        998,355
                 ----------------------------------------------------------------------------------
       983,961   Federal National Mortgage Association, 7.50%, 7/1/2025                                  1,001,476
                 ----------------------------------------------------------------------------------
       331,963   Federal National Mortgage Association, 7.00%, 5/1/2001                                    337,145
                 ----------------------------------------------------------------------------------
       233,622   Federal National Mortgage Association, 7.00%, 9/1/2009                                    236,392
                 ----------------------------------------------------------------------------------
       845,150   Federal National Mortgage Association, 8.50%, 3/1/2025                                    878,154
                 ----------------------------------------------------------------------------------
       244,721   Federal National Mortgage Association, 8.00%, 11/1/2024                                   252,060
                 ----------------------------------------------------------------------------------
       208,768   Federal National Mortgage Association, 8.50%, 3/1/2025                                    216,921
                 ----------------------------------------------------------------------------------
       504,810   Federal National Mortgage Association, 7.00%, 9/1/2010                                    510,798
                 ----------------------------------------------------------------------------------
     1,199,046   Federal National Mortgage Association, 6.50%, 10/1/2025                                 1,173,926
                 ----------------------------------------------------------------------------------
       483,782   General National Mortgage Association, 8.00%, 8/15/2025                                   500,709
                 ----------------------------------------------------------------------------------
       257,034   Government National Mortgage Association, 7.00%, 5/15/2024                                257,754
                 ----------------------------------------------------------------------------------
       311,141   Government National Mortgage Association, 8.00%, 11/15/2024                               322,027
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL MORTGAGE-BACKED SECURITIES                                                        7,486,840
                 ----------------------------------------------------------------------------------  -------------
                 HIGH YIELD--4.5%
                 ----------------------------------------------------------------------------------
                 AEROSPACE & DEFENSE--0.1%
                 ----------------------------------------------------------------------------------
        25,000   (c)Howmet Corporation, Sr. Sub. Note, 10.00%, 12/1/2003                                    25,812
                 ----------------------------------------------------------------------------------
        50,000   Tracor, Inc., Sr. Sub. Note, 10.875%, 8/15/2001                                            51,875
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                      77,687
                 ----------------------------------------------------------------------------------  -------------
                 AUTOMOTIVE--0.1%
                 ----------------------------------------------------------------------------------
        50,000   Aftermarket Technology Co., Sr. Sub. Note, 12.00%, 8/1/2004                                52,375
                 ----------------------------------------------------------------------------------
        75,000   Exide Corp., Sr. Note, 10%, 4/15/2005                                                      81,000
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     133,375
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 HIGH YIELD--CONTINUED
                 ----------------------------------------------------------------------------------
                 BANKING--0.1%
                 ----------------------------------------------------------------------------------
 $     125,000   First Nationwide Holdings, Sr. Note, 12.25%, 5/15/2001                              $     142,656
                 ----------------------------------------------------------------------------------  -------------
                 BROADCAST RADIO & TV--0.4%
                 ----------------------------------------------------------------------------------
        50,000   Allbritton Communication Co., Sr. Sub. Note, 11.50%, 8/15/2004                             52,500
                 ----------------------------------------------------------------------------------
        50,000   Argyle Television, Inc., Sr. Sub., 9.75%, 11/1/2005                                        49,312
                 ----------------------------------------------------------------------------------
        50,000   Chancellor Broadcasting Co., Sr. Sub. Note, 12.50%, 10/1/2004                              53,750
                 ----------------------------------------------------------------------------------
        75,000   SCI Television, Sr. Secd. Note, 11.00%, 6/30/2005                                          79,500
                 ----------------------------------------------------------------------------------
        50,000   Sinclair Broadcast Group, Sr. Sub. Note, 10.00%, 9/30/2005                                 51,375
                 ----------------------------------------------------------------------------------
        50,000   Young Broadcasting Corp., Sr. Sub. Note, 10.125%, 2/15/2005                                52,875
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     339,312
                 ----------------------------------------------------------------------------------  -------------
                 BUSINESS EQUIPMENT & SERVICES--0.1%
                 ----------------------------------------------------------------------------------
        50,000   United Stationers Supply, Sr. Sub. Note, 12.75%, 5/1/2005                                  54,500
                 ----------------------------------------------------------------------------------  -------------
                 CABLE TELEVISION--0.4%
                 ----------------------------------------------------------------------------------
        50,000   CAI Wireless Systems, Sr. Note, 12.25%, 9/15/2002                                          52,937
                 ----------------------------------------------------------------------------------
        50,000   CF Cable TV, Inc., Sr. Secd. 2nd Priority Note, 11.625%, 2/15/2005                         54,562
                 ----------------------------------------------------------------------------------
        75,000   Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013                                         79,125
                 ----------------------------------------------------------------------------------
       100,000   International Cabletel, Sr. Note, 0/12.75% 4/15/2005                                       61,125
                 ----------------------------------------------------------------------------------
        50,000   Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority Note, 10.00%,
                 3/15/2005                                                                                  52,625
                 ----------------------------------------------------------------------------------
       100,000   TeleWest PLC, Sr. Disc. Deb., 0/11.00%, 10/1/2007                                          58,625
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     358,999
                 ----------------------------------------------------------------------------------  -------------
                 CHEMICALS & PLASTICS--0.5%
                 ----------------------------------------------------------------------------------
        75,000   Arcadian Partners L.P., Sr. Note, Series B, 10.75%, 5/1/2005                               82,500
                 ----------------------------------------------------------------------------------
        50,000   (c)Crain Industries, Inc., Sr. Sub. Note, 13.5%, 8/15/2005                                 50,875
                 ----------------------------------------------------------------------------------
        50,000   Foamex L.P., Sr. Note, 11.25%, 10/1/2002                                                   50,250
                 ----------------------------------------------------------------------------------
       150,000   G-I Holdings, Sr. Disc. Note, 0%, 10/1/1998                                               113,812
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 HIGH YIELD--CONTINUED
                 ----------------------------------------------------------------------------------
                 CHEMICALS & PLASTICS--CONTINUED
                 ----------------------------------------------------------------------------------
 $      50,000   Harris Chemical, Sr. Secd. Disc. Note, 0/10.25%, 7/15/2001                          $      46,750
                 ----------------------------------------------------------------------------------
       125,000   Polymer Group, Sr. Note, 12.25%, 7/15/2002                                                129,375
                 ----------------------------------------------------------------------------------
        50,000   (c)RBX Corp., Sr. Sub. Note, 11.25%, 10/15/2005                                            49,875
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     523,437
                 ----------------------------------------------------------------------------------  -------------
                 CLOTHING & TEXTILES--0.1%
                 ----------------------------------------------------------------------------------
        75,000   Westpoint Stevens, Inc., Sr. Sub. Deb., 9.375%, 12/15/2005                                 76,125
                 ----------------------------------------------------------------------------------  -------------
                 CONGLOMERATES--0.1%
                 ----------------------------------------------------------------------------------
        75,000   Sherritt Gordon Ltd., Sr. Note, 9.75%, 4/1/2003                                            78,375
                 ----------------------------------------------------------------------------------  -------------
                 CONSUMER PRODUCTS--0.2%
                 ----------------------------------------------------------------------------------
        75,000   (c)Herff Jones, Inc., Sr. Sub. Note, 11.00%, 8/15/2005                                     79,312
                 ----------------------------------------------------------------------------------
        50,000   Hosiery Corp. Of America, Sr. Sub. Note, 13.75%, 8/1/2002                                  54,750
                 ----------------------------------------------------------------------------------
        50,000   Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003                            44,250
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     178,312
                 ----------------------------------------------------------------------------------  -------------
                 CONTAINER & GLASS PRODUCTS--0.2%
                 ----------------------------------------------------------------------------------
       100,000   Owens Illinois, Inc., Sr. Sub. Note, 10.50%, 6/15/2002                                    106,000
                 ----------------------------------------------------------------------------------
        50,000   Owens Illinois, Inc., Sr. Sub. Note, 9.75%, 8/15/2004                                      52,125
                 ----------------------------------------------------------------------------------
        50,000   Portola Packaging, Inc., Sr. Note, 10.75%, 10/1/2005                                       51,625
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     209,750
                 ----------------------------------------------------------------------------------  -------------
                 FOOD & DRUG RETAILERS--0.1%
                 ----------------------------------------------------------------------------------
        25,000   (c)Carr-Gottstein Foods, Sr. Sub. Note, 12.00%, 11/15/2005                                 25,062
                 ----------------------------------------------------------------------------------
        50,000   Pathmark Stores, Inc., Sr. Sub. Note, 9.625%, 5/1/2003                                     46,813
                 ----------------------------------------------------------------------------------
        50,000   Ralph's Grocery Co., Sr. Note, 10.45%, 6/15/2004                                           49,375
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     121,250
                 ----------------------------------------------------------------------------------  -------------
                 FOOD PRODUCTS--0.2%
                 ----------------------------------------------------------------------------------
       100,000   Curtice-Burns Foods, Inc., Sr. Sub. Note, 12.25%, 2/1/2005                                103,000
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 HIGH YIELD--CONTINUED
                 ----------------------------------------------------------------------------------
                 FOOD PRODUCTS--CONTINUED
                 ----------------------------------------------------------------------------------
 $      50,000   Specialty Foods Corp., Sr. Note, 11.125%, 10/1/2002                                 $      47,500
                 ----------------------------------------------------------------------------------
        50,000   (c)Van de Kamp's, Inc., Sr. Sub. Note, 12.00%, 9/15/2005                                   51,625
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     202,125
                 ----------------------------------------------------------------------------------  -------------
                 FOOD SERVICES--0.1%
                 ----------------------------------------------------------------------------------
        75,000   Flagstar Corp., Sr. Note, 10.875%, 12/1/2002                                               68,625
                 ----------------------------------------------------------------------------------  -------------
                 FOREST PRODUCTS--0.1%
                 ----------------------------------------------------------------------------------
        50,000   Repap New Brunswick, 2nd Priority Sr. Secd. Note, 10.625%,
                 4/15/2005                                                                                  49,688
                 ----------------------------------------------------------------------------------
        75,000   Stone Container Corp., Sr. Note, 9.875%, 2/1/2001                                          73,031
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     122,719
                 ----------------------------------------------------------------------------------  -------------
                 HEALTHCARE--0.2%
                 ----------------------------------------------------------------------------------
        50,000   Amerisource Health Corp., Sr. Deb., 11.25%, 7/15/2005                                      54,750
                 ----------------------------------------------------------------------------------
       100,000   Tenet Healthcare, Sr. Sub. Note, 10.125%, 3/1/2005                                        108,875
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     163,625
                 ----------------------------------------------------------------------------------  -------------
                 HOME PRODUCTS & FURNISHINGS--0.1%
                 ----------------------------------------------------------------------------------
        75,000   American Standard, Inc., Sr. Sub. Disc. Deb., 0/10.50%, 6/1/2005                           63,375
                 ----------------------------------------------------------------------------------  -------------
                 INDUSTRIAL PRODUCTS & EQUIPMENT--0.1%
                 ----------------------------------------------------------------------------------
        50,000   Cabot Safety Acquisition Corp., Sr. Sub. Note, 12.50%, 7/15/2005                           53,000
                 ----------------------------------------------------------------------------------  -------------
                 LEISURE & ENTERTAINMENT--0.1%
                 ----------------------------------------------------------------------------------
        50,000   Alliance Entertainment , Sr. Sub. Note, 11.25%, 7/15/2005                                  50,000
                 ----------------------------------------------------------------------------------
       100,000   (c)Six Flags Theme Parks, Sr. Sub. Disc. Note, 0/12.25%, 6/15/2005                         78,250
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     128,250
                 ----------------------------------------------------------------------------------  -------------
                 MACHINERY & EQUIPMENT--0.1%
                 ----------------------------------------------------------------------------------
       100,000   Primeco, Inc., Sr. Sub. Note, 12.75%, 3/1/2005                                            104,250
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 HIGH YIELD--CONTINUED
                 ----------------------------------------------------------------------------------
                 OIL & GAS--0.1%
                 ----------------------------------------------------------------------------------
 $      50,000   Falcon Drilling Company, Sr. Note, 9.75%, 1/15/2001                                 $      50,750
                 ----------------------------------------------------------------------------------
        50,000   United Meridian Corp., Sr. Sub. Note, 10.375%, 10/15/2005                                  51,125
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     101,875
                 ----------------------------------------------------------------------------------  -------------
                 PRINTING & PUBLISHING--0.1%
                 ----------------------------------------------------------------------------------
        50,000   Garden State Newspapers, Inc., Sr. Sub. Note, 12.00%, 7/1/2004                             50,250
                 ----------------------------------------------------------------------------------  -------------
                 RETAILERS--0.1%
                 ----------------------------------------------------------------------------------
       125,000   Brylane Capital Corp., Sr. Sub. Note, 10.00%, 9/1/2003                                    109,375
                 ----------------------------------------------------------------------------------  -------------
                 SERVICES--0.0%
                 ----------------------------------------------------------------------------------
        25,000   (c)Coinmach Corporation, Sr. Note, 11.75%, 11/15/2005                                      25,312
                 ----------------------------------------------------------------------------------  -------------
                 STEEL--0.2%
                 ----------------------------------------------------------------------------------
       125,000   GS Technologies Operating Co., Inc., Sr. Note, 12.00%, 9/1/2004                           123,750
                 ----------------------------------------------------------------------------------
        75,000   Northwestern Steel & Wire, Sr. Note, 9.50%, 6/15/2001                                      74,250
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     198,000
                 ----------------------------------------------------------------------------------  -------------
                 SURFACE TRANSPORTATION--0.2%
                 ----------------------------------------------------------------------------------
        50,000   Gearbulk Holding Limited, Sr. Note, 11.25%, 12/1/2004                                      53,125
                 ----------------------------------------------------------------------------------
        25,000   Great Dane Holdings, Sr. Sub. Deb., 12.75%, 8/1/2001                                       22,625
                 ----------------------------------------------------------------------------------
        50,000   Sea Containers, Sr. Note, 9.50%, 7/1/2003                                                  49,125
                 ----------------------------------------------------------------------------------
       100,000   Trism, Inc., Sr. Sub. Note, 10.75%, 12/15/2000                                             98,000
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     222,875
                 ----------------------------------------------------------------------------------  -------------
                 TELECOMMUNICATIONS & CELLULAR--0.3%
                 ----------------------------------------------------------------------------------
        50,000   (c)IXC Communications, Inc., Sr. Note, 12.50%, 10/1/2005                                   52,375
                 ----------------------------------------------------------------------------------
        50,000   MetroCall, Inc., Sr. Sub. Note, 10.375%, 10/1/2007                                         51,750
                 ----------------------------------------------------------------------------------
        25,000   MobileMedia Communication, Sr. Sub. Note, 9.375%, 11/1/2007                                25,313
                 ----------------------------------------------------------------------------------
        75,000   Nextel Communications, Inc., Sr. Disc. Note, 0/11.50%, 9/1/2003                            45,188
                 ----------------------------------------------------------------------------------
        50,000   Paging Network, Sr. Sub. Note, 10.125%, 8/1/2007                                           53,375
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 HIGH YIELD--CONTINUED
                 ----------------------------------------------------------------------------------
                 TELECOMMUNICATIONS & CELLULAR--CONTINUED
                 ----------------------------------------------------------------------------------
        75,000   Panamsat, L.P., Sr. Sub. Disc. Note, 0/11.375%, 8/1/2003                                   61,125
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     289,126
                 ----------------------------------------------------------------------------------  -------------
                 UTILITIES--0.1%
                 ----------------------------------------------------------------------------------
       125,000   California Energy Co., Sr. Disc. Note, 0/10.25% 1/15/2004                                 116,250
                 ----------------------------------------------------------------------------------  -------------
                 Total High Yield                                                                        4,312,810
                 ----------------------------------------------------------------------------------  -------------
                 INVESTMENT GRADE--2.7%
                 ----------------------------------------------------------------------------------
                 BEVERAGE & TOBACCO--0.3%
                 ----------------------------------------------------------------------------------
       300,000   Philip Morris Cos., Inc., Deb., 6.00%, 7/15/2001                                          295,560
                 ----------------------------------------------------------------------------------  -------------
                 ]CONGLOMERATES--0.3%
                 ----------------------------------------------------------------------------------
       250,000   Leucadia National Corp., Sr. Sub., 10.375%, 6/15/2002                                     271,875
                 ----------------------------------------------------------------------------------  -------------
                 FINANCIAL INTERMEDIARIES--0.5%
                 ----------------------------------------------------------------------------------
       200,000   Equitable Cos., Inc., Sr. Note, 9%, 12/15/2004                                            233,220
                 ----------------------------------------------------------------------------------
       250,000   Greentree Financial Corp, Sr. Sub. Note, 10.25%, 6/1/2002                                 301,950
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     535,170
                 ----------------------------------------------------------------------------------  -------------
                 INDUSTRIAL PRODUCTS & EQUIPMENT--0.3%
                 ----------------------------------------------------------------------------------
       250,000   Joy Technologies Inc, Sr. Note, 10.25%, 9/1/2003                                          282,453
                 ----------------------------------------------------------------------------------  -------------
                 INSURANCE--0.3%
                 ----------------------------------------------------------------------------------
       250,000   Sunamerica, Inc., Medium Term Note, 7.34%, 8/30/2005                                      262,984
                 ----------------------------------------------------------------------------------  -------------
                 OIL & GAS--0.1%
                 ----------------------------------------------------------------------------------
       100,000   Occidental Petroleum Corp., Sr. Note, 11.75%, 3/15/2011                                   106,673
                 ----------------------------------------------------------------------------------  -------------
                 PRINTING & PUBLISHING--0.3%
                 ----------------------------------------------------------------------------------
       250,000   News America Holdings, Sr. Note, 7.50%, 3/1/2000                                          262,038
                 ----------------------------------------------------------------------------------  -------------
                 RETAILERS--0.3%
                 ----------------------------------------------------------------------------------
       250,000   Penney (J.C.) Co., Inc., Deb., 9.45%, 7/15/2002                                           283,935
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 INVESTMENT GRADE--CONTINUED
                 ----------------------------------------------------------------------------------
                 SOVEREIGN GOVERNMENT--0.3%
                 ----------------------------------------------------------------------------------
 $     250,000   (c)Freeport Terminal (Malta), GTD. Global Note, 7.50%, 3/29/2004                    $     264,407
                 ----------------------------------------------------------------------------------  -------------
                 Total Investment Grade                                                                  2,565,095
                 ----------------------------------------------------------------------------------  -------------
    FOREIGN
   CURRENCY
      PAR
    AMOUNT
---------------  ----------------------------------------------------------------------------------
                 FOREIGN--7.1%
                 ----------------------------------------------------------------------------------
                 AUSTRALIAN DOLLAR--0.1%
                 ----------------------------------------------------------------------------------
       150,000   State Bank of New South Wales, 12.25%, 2/26/2001                                          129,973
                 ----------------------------------------------------------------------------------  -------------
                 BELGIAN FRANC--0.4%
                 ----------------------------------------------------------------------------------
     1,500,000   Belgian Gov't., Foreign Gov't. Guarantee, 10.00%, 4/5/1996                                 51,519
                 ----------------------------------------------------------------------------------
     9,000,000   Belgium Kingdom, 7.75%, 10/15/2004                                                        323,491
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     375,010
                 ----------------------------------------------------------------------------------  -------------
                 CANADIAN DOLLAR--0.3%
                 ----------------------------------------------------------------------------------
       400,000   Ontario Hydro, 9.00%, 6/24/2002                                                           320,913
                 ----------------------------------------------------------------------------------  -------------
                 DANISH KRONE--0.2%
                 ----------------------------------------------------------------------------------
     1,200,000   Denmark, 8.00%, 5/15/2003                                                                 225,369
                 ----------------------------------------------------------------------------------  -------------
                 DEUTSCHE MARK--1.1%
                 ----------------------------------------------------------------------------------
       400,000   Bundesobligationen, Deb., 7.25%, 10/20/1997                                               292,415
                 ----------------------------------------------------------------------------------
     1,050,000   Treuhandanstalt, 7.75%, 10/1/2002                                                         802,510
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,094,925
                 ----------------------------------------------------------------------------------  -------------
                 FRENCH FRANC--0.9%
                 ----------------------------------------------------------------------------------
     3,100,000   France O.A.T., 8.50%, 11/25/2002                                                          685,038
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

    FOREIGN
   CURRENCY                                                                                              VALUE
      PAR                                                                                               IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 FOREIGN--CONTINUED
                 ----------------------------------------------------------------------------------
                 FRENCH FRANC--CONTINUED
                 ----------------------------------------------------------------------------------
       800,000   KFW International Finance, 7.00%, 5/12/2000                                         $     165,214
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     850,252
                 ----------------------------------------------------------------------------------  -------------
                 ITALIAN LIRA--0.6%
                 ----------------------------------------------------------------------------------
   950,000,000   Buoni Poliennali Del Tes, 9.50%, 1/1/2005                                                 536,375
                 ----------------------------------------------------------------------------------  -------------
                 JAPANESE YEN--1.8%
                 ----------------------------------------------------------------------------------
   100,000,000   Export-Import Bank Japan, 4.375%, 10/1/2003                                             1,101,966
                 ----------------------------------------------------------------------------------
    10,000,000   Interamerican Development Bank, Deb., 7.25%, 5/15/2000                                    121,990
                 ----------------------------------------------------------------------------------
    42,000,000   KFW International Finance, 6.00%, 11/29/1999                                              487,076
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,711,032
                 ----------------------------------------------------------------------------------  -------------
                 NETHERLANDS GUILDER--0.4%
                 ----------------------------------------------------------------------------------
       650,000   Netherlands Government, 5.75%, 1/15/2004                                                  395,788
                 ----------------------------------------------------------------------------------  -------------
                 SPANISH PESETA--0.3%
                 ----------------------------------------------------------------------------------
    40,000,000   Spanish Government, 10.00%, 2/28/2005                                                     320,830
                 ----------------------------------------------------------------------------------  -------------
                 SWEDISH KRONA--0.3%
                 ----------------------------------------------------------------------------------
     1,900,000   Sweden, 6.00%, 2/9/2005                                                                   241,755
                 ----------------------------------------------------------------------------------  -------------
                 UNITED KINGDOM POUND--0.7%
                 ----------------------------------------------------------------------------------
       375,000   UK Conversion, 9.00%, 3/3/2000                                                            617,872
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL FOREIGN                                                                           6,820,094
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL BONDS (IDENTIFIED COST $41,784,046)                                              43,100,720
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
(A)CASH EQUIVALENTS--17.3%
---------------------------------------------------------------------------------------------------
                 TREASURY SECURITY--11.9%
                 ----------------------------------------------------------------------------------
$   11,500,000   United States Treasury Bill, 3/14/1996 (identified cost $11,325,331)                $  11,327,960
                 ----------------------------------------------------------------------------------
                 (E)REPURCHASE AGREEMENT--5.4%
                 ----------------------------------------------------------------------------------
     5,200,000   J.P. Morgan Securities, Inc., 5.930%, dated 11/30/1995, due 12/1/1995 (at
                 amortized cost)                                                                         5,200,000
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL CASH EQUIVALENTS                                                                 16,527,960
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL INVESTMENTS (IDENTIFIED COST $89,469,509)(F)                                  $  95,014,668
                 ----------------------------------------------------------------------------------  -------------


 (a) The Fund purchases Index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to stocks and minimizing trading costs. The total market value of open Index futures contracts is $9,748,125 at November 30, 1995, which represents 10.2% of net assets. Taking into consideration these open Index futures contracts, the Fund's effective, total exposure to stocks is 47.2%. The Fund holds cash equivalents as collateral for the twenty three S & P 500 futures contracts with a market value of $7,008,125. Consequently, the Fund's exposure to large cap stocks is 20.6% of the fund. The Fund holds cash equivalents as collateral for the twenty five S & P Midcap futures contracts with a market value of $2,740,000. Consequently, the Fund's exposure to small cap stocks is 10.4% of the Fund.

 (b) Non-income producing security.


 (c) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At the end of the period, these securities amounted to $968,555 which represents 1.0% of net assets.


 (d) The utility stocks are shown in the asset category in which they were purchased. The Fund's total exposure to utility stocks is 6.6% of net assets.



 (e) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations. The investment in the repurchase agreement was through participation in a joint account with other Federated funds.



 (f) The cost of investments for federal tax purposes amounts to $89,514,976. The net unrealized appreciation of investments on a federal tax basis amounts to $5,499,692 which is comprised of $6,231,054 appreciation and $731,362 depreciation at November 30, 1995.

Note: The categories of investments are shown as a percentage of net assets
      ($95,670,615) at November 30, 1995.


FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

The following acronyms are used throughout this portfolio:

ADR--American Depository Receipt
GDR--Global Depository Receipts
GTD--Guaranty
L.P.--Limited Partnership
PEPs--Participating Equity Preferred Stock
PLC--Public Limited Company
STRYPES--Structured Yield Product Exchangeable for Stock
 (See Notes which are an integral part of the Financial Statements)


FEDERATED MANAGED GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

ASSETS:
----------------------------------------------------------------------------------------------------
Total investments in securities, at value (identified cost: $89,469,509 and tax cost: $89,514,976)    $ 95,014,668
----------------------------------------------------------------------------------------------------
Cash denominated in foreign currencies (identified cost: $99,994)                                           98,712
----------------------------------------------------------------------------------------------------
Income receivable                                                                                          736,588
----------------------------------------------------------------------------------------------------
Receivable for investments sold                                                                            129,755
----------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                 479,073
----------------------------------------------------------------------------------------------------
Receivable for foreign currency sold                                                                       279,184
----------------------------------------------------------------------------------------------------
Deferred expenses                                                                                           36,476
----------------------------------------------------------------------------------------------------  ------------
    Total assets                                                                                        96,774,456
----------------------------------------------------------------------------------------------------
LIABILITIES:
----------------------------------------------------------------------------------------------------
Payable for investments purchased                                                          $ 466,002
-----------------------------------------------------------------------------------------
Payable for shares redeemed                                                                    5,100
-----------------------------------------------------------------------------------------
Payable to Bank                                                                              272,494
-----------------------------------------------------------------------------------------
Payable for taxes withheld                                                                     5,478
-----------------------------------------------------------------------------------------
Payable for daily variation margin                                                             3,550
-----------------------------------------------------------------------------------------
Payable for foreign currency purchased                                                       279,184
-----------------------------------------------------------------------------------------
Accrued expenses                                                                              72,033
-----------------------------------------------------------------------------------------  ---------
    Total liabilities                                                                                    1,103,841
----------------------------------------------------------------------------------------------------  ------------
NET ASSETS for 8,309,115 shares outstanding                                                           $ 95,670,615
----------------------------------------------------------------------------------------------------  ------------
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------
Paid in capital                                                                                       $ 87,285,933
----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, translation of assets and liabilities in
foreign currency, and futures contracts                                                                  5,921,914
----------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments, foreign currency transactions, and
futures contracts                                                                                        1,577,280
----------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                        885,488
----------------------------------------------------------------------------------------------------  ------------
    Total Net Assets                                                                                  $ 95,670,615
----------------------------------------------------------------------------------------------------  ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
----------------------------------------------------------------------------------------------------
Institutional Shares $68,312,920 / 5,929,677 shares outstanding                                             $11.52
----------------------------------------------------------------------------------------------------  ------------
Select Shares $27,357,695 / 2,379,438 shares outstanding                                                    $11.50
----------------------------------------------------------------------------------------------------  ------------


(See Notes which are an integral part of the Financial Statements)


FEDERATED MANAGED GROWTH FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
----------------------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $15,790)                                                  $  515,991
----------------------------------------------------------------------------------------------------
Interest (net of foreign taxes withheld of $4,502)                                                     2,541,077
----------------------------------------------------------------------------------------------------  ----------
    Total income                                                                                       3,057,068
----------------------------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------------------------------
Investment advisory fee                                                                    $ 434,181
-----------------------------------------------------------------------------------------
Administrative personnel and services fee                                                    155,000
-----------------------------------------------------------------------------------------
Custodian fees                                                                                92,761
-----------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                      56,115
-----------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                      1,855
-----------------------------------------------------------------------------------------
Auditing fees                                                                                 12,407
-----------------------------------------------------------------------------------------
Legal fees                                                                                     3,920
-----------------------------------------------------------------------------------------
Portfolio accounting fees                                                                     32,512
-----------------------------------------------------------------------------------------
Distribution services fee--Select Shares                                                      87,921
-----------------------------------------------------------------------------------------
Shareholder services fee--Institutional Shares                                               115,420
-----------------------------------------------------------------------------------------
Shareholder services fee--Select Shares                                                       29,307
-----------------------------------------------------------------------------------------
Share registration costs                                                                      32,562
-----------------------------------------------------------------------------------------
Printing and postage                                                                          33,620
-----------------------------------------------------------------------------------------
Insurance premiums                                                                             4,700
-----------------------------------------------------------------------------------------
Miscellaneous                                                                                 15,278
-----------------------------------------------------------------------------------------  ---------
    Total expenses                                                                         1,107,559
-----------------------------------------------------------------------------------------
Waivers--
-----------------------------------------------------------------------------------------
Waiver of investment advisory fee                                               $(294,373)
------------------------------------------------------------------------------
Waiver of distribution services fee--Select Shares                                (29,307)
------------------------------------------------------------------------------
Waiver of shareholder services fee--Institutional Shares                         (115,420)
------------------------------------------------------------------------------  ---------
    Total waivers                                                                           (439,100)
-----------------------------------------------------------------------------------------  ---------
    Net expenses                                                                                         668,459
----------------------------------------------------------------------------------------------------  ----------
        Net investment income                                                                          2,388,609
----------------------------------------------------------------------------------------------------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY, AND FUTURES CONTRACTS:
----------------------------------------------------------------------------------------------------
Net realized gain on investments, foreign currency transactions, and futures contracts                 1,792,344
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments, translation
of assets and liabilities in foreign currency, and futures contracts                                   6,797,361
----------------------------------------------------------------------------------------------------  ----------
    Net realized and unrealized gain on investments, foreign currency, and futures contracts           8,589,705
----------------------------------------------------------------------------------------------------  ----------
        Change in net assets resulting from operations                                                $10,978,314
----------------------------------------------------------------------------------------------------  ----------


(See Notes which are an integral part of the Financial Statements)


FEDERATED MANAGED GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       YEAR ENDED              PERIOD ENDED
                                                                   NOVEMBER 30, 1995        NOVEMBER 30, 1994*
INCREASE (DECREASE) IN NET ASSETS:
---------------------------------------------------------------
OPERATIONS--
---------------------------------------------------------------
Net investment income                                                $    2,388,609           $      547,410
---------------------------------------------------------------
Net realized gain (loss) on investments, foreign
currency transactions, and futures contracts,
($2,146,546 net gain and $146,501 net loss,
respectively, as computed for federal tax purposes)                       1,792,344                  (55,426)
---------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of
investments, translation of assets and liabilities in foreign
currency, and futures contracts                                           6,797,361                 (875,447)
---------------------------------------------------------------  ----------------------  ------------------------
     Change in net assets resulting from operations                      10,978,314                 (383,463)
---------------------------------------------------------------  ----------------------  ------------------------
DISTRIBUTIONS TO SHAREHOLDERS--
---------------------------------------------------------------
Distributions from net investment income
---------------------------------------------------------------
     Institutional Shares                                                (1,589,524)                (281,776)
---------------------------------------------------------------
     Select Shares                                                         (320,621)                 (19,872)
---------------------------------------------------------------  ----------------------  ------------------------
          Change in net assets resulting from
          distributions to shareholders                                  (1,910,145)                (301,648)
---------------------------------------------------------------  ----------------------  ------------------------
SHARE TRANSACTIONS--
---------------------------------------------------------------
Proceeds from sale of shares                                             63,762,378               34,167,264
---------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                                    1,014,253                  142,853
---------------------------------------------------------------
Cost of shares redeemed                                                 (10,099,348)              (1,699,843)
---------------------------------------------------------------  ----------------------  ------------------------
     Change in net assets resulting from share
     transactions                                                        54,677,283               32,610,274
---------------------------------------------------------------  ----------------------  ------------------------
          Change in net assets                                           63,745,452               31,925,163
---------------------------------------------------------------
NET ASSETS:
---------------------------------------------------------------
Beginning of period                                                      31,925,163                 --
---------------------------------------------------------------  ----------------------  ------------------------
End of period (including undistributed net investment income of
$885,488 and $252,009, respectively)                                 $   95,670,615           $   31,925,163
---------------------------------------------------------------  ----------------------  ------------------------


* For the period from January 27, 1994 (start of business) to November 30, 1994.

(See Notes which are an integral part of the Financial Statements)



FEDERATED MANAGED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

(1) ORGANIZATION

Managed Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four diversified portfolios. The financial statements included herein are only those of Federated Managed Growth Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.


The Fund offers two classes of shares: Institutional Shares (formerly, Institutional Service Shares) and Select Shares. The Institutional Service Shares changed its name to Institutional Shares effective June 30, 1995.


(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.


     INVESTMENT VALUATIONS--Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Listed equity securities are valued at the last sale price reported on national security exchanges. All other securities are valued at prices provided by an independent pricing service.

     REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal
FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------
     Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency and futures transactions. As a result of these differences, the following required reclassifications have been made to the current year financial statements.

                    INCREASE (DECREASE)
                      ACCUMULATED       UNDISTRIBUTED NET
                      NET REALIZED          INVESTMENT
 PAID-IN CAPITAL       GAIN/LOSS              INCOME
    ($   1,647)       ($   153,367)        $    155,014

>
     Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.


     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DEFERRED EXPENSES--The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized using the straight-line method over a period of five years from the Fund's commencement date.

     CONCENTRATION OF CREDIT RISK--The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.


FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

     At November 30, 1995, the industry diversification of the foreign securities was as follows:

                                                % OF
INDUSTRY                                     NET ASSETS
Agency                                              2.2
Automobiles                                         0.1
Banking                                             0.6
Beverages & Tobacco                                 0.2
Broadcasting & Publishing                           0.3
Building Materials & Components                     0.5
Business & Public Services                          0.5
Chemicals                                           0.7
Construction & Housing                              0.2
Data Processing & Reproduction                      0.2
Electrical & Electronics                            0.3
Energy Sources                                      0.2
Financial Services                                  0.2
Food & Household Products                           0.5
Forest Products & Paper                             0.1
Health & Personal Care                              0.6
Industrial Components                               0.4

                                                % OF
INDUSTRY                                     NET ASSETS
Insurance                                           0.5
Leisure & Tourism                                   0.2
Machinery & Engineering                             1.1
Merchandising                                       0.8
Metals                                              0.5
Miscellaneous Materials & Commodities               0.2
Multi-Industry                                      0.4
Real Estate                                         0.2
Recreation, Other Consumer Goods                    0.3
Retail Trade                                        0.1
Sovereign                                           4.7
State/Provincial                                    0.1
Supranational                                       0.1
Telecommunications                                  0.4
Transportion                                        0.4
Utilities--Electrical & Gas                         0.3


     FUTURES CONTRACTS--The Fund may purchase and sell futures contracts to accommodate cash flows into and out of the Fund's portfolio and to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Upon entering into a stock futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. For the period ended November 30, 1995, the Fund had realized losses of $1,116,967 on futures contracts. At November 30, 1995, the Fund had outstanding futures contracts as set forth below:


FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                         UNREALIZED
                         CONTRACTS TO       TOTAL FACE                  APPRECIATION
  EXPIRATION DATE      DELIVER/RECEIVE        VALUE       POSITION     (DEPRECIATION)
     December 1995   14 S&P 500              4,019,050         Long      $   231,700
     December 1995   21 S&P Mid Cap          2,232,171         Long           65,229
        March 1996   4 S&P Mid Cap             429,500         Long           13,100
        March 1996   9 S&P 500               2,688,600         Long           68,775
                                                                      -----------------
    Net Unrealized Appreciation/(Depreciation) on Futures Contracts      $   378,804


     DOLLAR ROLL TRANSACTIONS--The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA, and FHLMC, in which the Fund loans mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.



     FOREIGN CURRENCY COMMITMENTS--The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At November 30, 1995, the Fund had outstanding foreign currency commitments as set forth below:

                                                                                           UNREALIZED
                                          CONTRACTS TO                                    APPRECIATION
     SETTLEMENT DATE                     DELIVER/RECEIVE            IN EXCHANGE FOR      (DEPRECIATION)
     CONTRACTS PURCHASED:
     December 1, 1995            275,178 Hong Kong Dollar              $  35,581                   (5)
     December 1, 1995            4,724 Argentine Peso                  $   4,725               --
     December 4,1995             4,574,474 Japanese Yen                $  45,202                 (244)
     December 5, 1995            61,663 Pound Sterling                 $  94,005                  396
     CONTRACTS SOLD:
     December 4, 1995            5,443,173 Japanese Yen                $  45,073                  291
     December 4, 1995            2,520,000 Japanese Yen                $  24,662                 (104)
     December 6, 1995            24,999 Swiss Franc                    $  21,222                  (46)
                                                                                                -----
     Net Unrealized Appreciation (Depreciation) on Foreign Currency
     Commitments                                                                                  288
                                                                                                -----
                                                                                                -----



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

     FOREIGN CURRENCY TRANSLATION--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.


FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

     Additional information on each restricted security held at November 30, 1995 is as follows:

                                                                   ACQUISITION       ACQUISITION
     SECURITY                                                          DATE              COST
Carr-Goldstein Foods Sr. Sub Notes                                         11/9/95    $   25,000
Coinmach Corporation, Sr. Note                                            11/14/95        25,000
Crain Industries, Inc., Sr. Sub Note                                       9/22/95        51,375
Freeport Terminal (Malta), Gtd. Global Note                                5/12/95       247,740
Herff Jones, Inc., Sr. Sub Note                                            9/14/95        77,625
Howmet Corporation, Sr. Sub Note                                          11/22/95        25,000
IXC Communications, Inc., Sr. Note                                         9/25/95        48,623
RBX Corp., Sr. Sub Note                                                    10/6/95        50,000
Six Flags Theme Parks, Sr. Sub Disc. Note                                  6/16/95        73,975
Van De Kamp's Inc., Sr. Sub Note                                           9/14/95        50,000
Westinghouse Electric Corp., PEPS                                  9/27/95-9/28/95       245,525


     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                                                  YEAR ENDED                PERIOD ENDED
                                                               NOVEMBER 30, 1995        NOVEMBER 30, 1994(A)
INSTITUTIONAL SHARES                                         SHARES       AMOUNT        SHARES       AMOUNT
Shares sold                                                 3,678,939  $  39,452,689   3,096,651  $  31,041,322
---------------------------------------------------------
Shares issued to shareholders in
payment of distributions declared                              72,763        769,585      12,494        125,915
---------------------------------------------------------
Shares redeemed                                              (772,807)    (8,225,144)   (158,363)    (1,579,515)
---------------------------------------------------------  ----------  -------------  ----------  -------------
     Net change resulting from Institutional Share
       transactions                                         2,978,895  $  31,997,130   2,950,782  $  29,587,722
---------------------------------------------------------  ----------  -------------  ----------  -------------


(a) For the period from January 27, 1994 (start of business) to November 30,
    1994.


FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                  YEAR ENDED                PERIOD ENDED
                                                               NOVEMBER 30, 1995        NOVEMBER 30, 1994(A)
SELECT SHARES                                                SHARES       AMOUNT        SHARES       AMOUNT
Shares sold                                                 2,233,281  $  24,309,689     311,261  $   3,125,942
---------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                       22,609        244,668       1,680         16,938
---------------------------------------------------------
Shares redeemed                                              (177,462)    (1,874,204)    (11,931)      (120,328)
---------------------------------------------------------  ----------  -------------  ----------  -------------
     Net change resulting from Select Share transactions    2,078,428  $  22,680,153     301,010  $   3,022,552
---------------------------------------------------------  ----------  -------------  ----------  -------------
          Total net change resulting from Share
            transactions                                    5,057,323  $  54,677,283   3,251,792  $  32,610,274
---------------------------------------------------------  ----------  -------------  ----------  -------------


(a) For the period from January 27, 1994 (start of business) to November 30,
    1994.

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to .75 of 1% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Under the terms of a sub-advisory agreement between the Adviser and Federated Global Research Corp., Federated Global Research Corp. receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. This fee is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Select shares. The Plan provides that the Fund may incur distribution expenses of up to .75 of 1% of average net assets, annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------


SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to .25 of 1% of average daily net assets of the Fund for the period. This fee is to obtain certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion. For the fiscal year ended November 30, 1995, the Institutional Shares fully waived its shareholder services fee.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES--Federated Services Company ("FServ") serves as transfer and dividend disbursing agent for the Fund. This fee is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses ($35,959) and start-up administrative service expenses of ($39,068) were borne initially by Adviser. The Fund has agreed to reimburse Adviser for the organizational and start-up administrative expenses during the five year period following effective date. For the period ended November 30, 1995, the Fund paid $7,896 and $5,001, respectively, pursuant to this agreement.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1995, were as follows:

--------------------------------------------------------------------------------------------------
PURCHASES                                                                                           $  110,105,897
--------------------------------------------------------------------------------------------------  --------------
SALES                                                                                               $   57,736,580
--------------------------------------------------------------------------------------------------  --------------


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of MANAGED SERIES TRUST
(Federated Managed Growth Fund):


We have audited the accompanying statement of assets and liabilities of Federated Managed Growth Fund (an investment portfolio of Managed Series Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of November 30, 1995, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights (see pages 2 and 28 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Managed Growth Fund (an investment portfolio of Managed Series Trust) as of November 30, 1995, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.


                                                             ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania
January 18, 1996



APPENDIX
--------------------------------------------------------------------------------

STANDARD AND POOR'S RATINGS GROUP LONG-TERM DEBT RATINGS

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B--Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC--Debt rated CCC has currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.
C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI--The rating CI is reserved for income bonds on which no interest is being paid.

D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICE, INC., LONG-TERM DEBT RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

NR--NR indicates that Fitch does not rate the specific issue.

PLUS (+) OR MINUS (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.


ADDRESSES
--------------------------------------------------------------------------------

Federated Managed Growth Fund
                    Select Shares                                          Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------

Distributor
                    Federated Securities Corp.                             Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------

Investment Adviser
                    Federated Management                                   Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------

Sub-Adviser
                    Federated Global                                       175 Water Street
                    Research Corp.                                         New York, NY 10038-4965
---------------------------------------------------------------------------------------------------------------------

Custodian
                    State Street Bank and                                  P.O. Box 8600
                    Trust Company                                          Boston, Massachusetts 02266-8600
---------------------------------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent
                    Federated Services Company                             P.O. Box 8600
                                                                           Boston, Massachusetts 02266-8600
---------------------------------------------------------------------------------------------------------------------

Independent Public Accountants
                    Arthur Andersen LLP                                    2100 One PPG Place
                                                                           Pittsburgh, Pennsylvania 15222
---------------------------------------------------------------------------------------------------------------------



                                            FEDERATED MANAGED
                                            GROWTH FUND
                                            SELECT SHARES
                                            PROSPECTUS

                                            A Diversified Portfolio
                                            of Managed Series Trust,
                                            an Open-End Management
                                            Investment Company


                                            Prospectus dated January 31, 1996


[LOGO]  FEDERATED SECURITIES CORP.
        ---------------------------------------------
        Distributor
        A subsidiary of FEDERATED INVESTORS

        FEDERATED INVESTORS TOWER
        PITTSBURGH, PENNSYLVANIA 15222-3779

        Cusip 56166K602
        3122011A-SEL (1/96)

Lifecycle Investing
MANAGED SERIES TRUST
From Federated Investors
(LOGO)


FEDERATED MANAGED GROWTH FUND
Lifecycle Investing
MANAGED SERIES TRUST

INSTITUTIONAL SHARES

Federated Managed Growth Fund is part of Managed Series Trust, a lifecycle investing program from Federated Investors.

Other Funds available in Managed Series Trust are Federated Managed Income Fund, Federated Managed Growth and Income Fund, and Federated Managed Aggressive Growth Fund.

(LOGO)
FEDERATED SECURITIES CORP.
Distributor
A subsidiary of Federated Investors

(LOGO)

FEDERATED MANAGED GROWTH FUND
(A PORTFOLIO OF MANAGED SERIES TRUST)
INSTITUTIONAL SHARES
PROSPECTUS


The Institutional Shares of Federated Managed Growth Fund (the "Fund") offered by this prospectus represent interests in the Fund, which is a diversified investment portfolio of Managed Series Trust (the "Trust"). The Trust is an open-end management investment company (a mutual fund).


The investment objective of the Fund is to seek capital appreciation. In pursuing its objective, the Fund will consider the current income of the investments it selects. The Fund invests in both bonds and stocks. Institutional Shares are sold at net asset value.



THE INSTITUTIONAL SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE INSTITUTIONAL SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


This prospectus contains the information you should read and know before you invest in Institutional Shares of the Fund. Keep this prospectus for future reference.


The Fund has also filed a Statement of Additional Information for Institutional Shares and Select Shares of all portfolios of the Trust dated January 31, 1996, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information, or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-235-4669. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated January 31, 1996



TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY OF FUND EXPENSES                                                       1
------------------------------------------------------


FINANCIAL HIGHLIGHTS-
  INSTITUTIONAL SHARES                                                         2

------------------------------------------------------

GENERAL INFORMATION                                                            3
------------------------------------------------------

INVESTMENT INFORMATION                                                         3
------------------------------------------------------

  Investment Objective                                                         3
  Investment Policies                                                          3
  Investment Limitations                                                      15

TRUST INFORMATION                                                             15
------------------------------------------------------

  Management of the Trust                                                     15
  Distribution of Institutional Shares                                        19
  Administration of the Fund                                                  19
  Brokerage Transactions                                                      20

NET ASSET VALUE                                                               21
------------------------------------------------------


INVESTING IN INSTITUTIONAL SHARES                                             21

------------------------------------------------------

  Share Purchases                                                             21

  Minimum Investment Required                                                 22
  What Shares Cost                                                            22
  Subaccounting Services                                                      22
  Systematic Investment Program                                               22
  Certificates and Confirmations                                              23
  Dividends                                                                   23
  Capital Gains                                                               23


REDEEMING INSTITUTIONAL SHARES                                                23

------------------------------------------------------

  Through a Financial Institution                                             23
  Telephone Redemption                                                        23
  Written Requests                                                            24

  Systematic Withdrawal Program                                               24
  Accounts with Low Balances                                                  25

SHAREHOLDER INFORMATION                                                       25
------------------------------------------------------

  Voting Rights                                                               25

TAX INFORMATION                                                               25
------------------------------------------------------

  Federal Income Tax                                                          25

  State and Local Taxes                                                       26


PERFORMANCE INFORMATION                                                       26
------------------------------------------------------

OTHER CLASSES OF SHARES                                                       26
------------------------------------------------------

FINANCIAL HIGHLIGHTS--SELECT SHARES                                           27
------------------------------------------------------

FINANCIAL STATEMENTS                                                          28
------------------------------------------------------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                                      67
------------------------------------------------------

APPENDIX                                                                      68
------------------------------------------------------

ADDRESSES                                                                     71
------------------------------------------------------


SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

                                                     INSTITUTIONAL SHARES
                                               SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)............................       None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)....................................................................       None
Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds, as applicable)...........................................................       None
Redemption Fee (as a percentage of amount redeemed, if applicable).......................................       None
Exchange Fee.............................................................................................       None
                                                   ANNUAL OPERATING EXPENSES
                                            (As a percentage of average net assets)
Management Fee (after waiver) (1)........................................................................       0.24%
12b-1 Fee................................................................................................       None
Total Other Expenses.....................................................................................       0.76%
     Shareholder Services Fee (after waiver) (2)..............................................       0.00%
          Total Operating Expenses (3)...................................................................       1.00%


------------
(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75%.

(2) The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 1.76% absent the voluntary waivers of a portion of the management fee and shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Institutional Shares" and "Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE                                                                  1 year     3 years    5 years    10 years
You would pay the following expenses on a $1,000 investment assuming
(1) 5% annual return and (2) redemption at the end of each time
period................................................................     $10        $32        $55        $122


     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FEDERATED MANAGED GROWTH FUND
FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FORMERLY, INSTITUTIONAL SERVICE SHARES)

--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Reference is made to the Report of Independent Public Accountants on page 67.

                                                                                 YEAR ENDED        PERIOD ENDED
                                                                                NOVEMBER 30,       NOVEMBER 30,
                                                                                    1995              1994(A)
----------------------------------------------------------------------------  -----------------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $    9.82          $   10.00
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------
  Net investment income                                                                0.40               0.20
----------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
  foreign currency, and futures contracts                                              1.70              (0.26)
----------------------------------------------------------------------------        -------            -------
  Total from investment operations                                                     2.10              (0.06)
----------------------------------------------------------------------------
LESS DISTRIBUTIONS
----------------------------------------------------------------------------
  Distributions from net investment income                                            (0.40)             (0.12)
----------------------------------------------------------------------------        -------            -------
NET ASSET VALUE, END OF PERIOD                                                    $   11.52          $    9.82
----------------------------------------------------------------------------        -------            -------
TOTAL RETURN (B)                                                                     21.79%              (0.59%)
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------
  Expenses                                                                             1.00%              0.89%*
----------------------------------------------------------------------------
  Net investment income                                                                4.29%              4.28%*
----------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                     0.76%              0.90%*
----------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                           $68,313            $28,973
----------------------------------------------------------------------------
  Portfolio turnover                                                                    106%                71%
----------------------------------------------------------------------------


   * Computed on an annualized basis.

 (a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from January 27, 1994 (start of business) to May 24, 1994 the Fund had no investment activity.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

Further information about the Fund's performance is contained in the Fund's annual report for the year ended November 30, 1995, which can be obtained free of charge.


GENERAL INFORMATION
--------------------------------------------------------------------------------


The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interest in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") have established two classes of shares of the Fund, known as Institutional Shares and Select Shares. This prospectus relates only to Institutional Shares.



Institutional Shares ("Shares") of the Fund are designed to give institutions, individuals, and financial institutions acting in a fiduciary or agency capacity a convenient means of accumulating an interest in a professionally managed, diversified investment portfolio. A minimum initial investment of $25,000 over a 90-day period is required.


Shares are currently sold and redeemed at net asset value without a sales charge imposed by the Fund.

INVESTMENT INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek capital appreciation. In pursuing its objective, the Fund will consider the current income of the investments it selects. There can be, of course, no assurance that the Fund will achieve its investment objective. The Fund's investment objective cannot be changed without the approval of shareholders. Unless otherwise noted, the Fund's investment policies may be changed by the Trustees without shareholder approval.

INVESTMENT POLICIES

ASSET ALLOCATION. The Fund will primarily invest in two types of assets: equities and bonds. The Fund's investment approach is based on the conviction that, over time, the choice of investment asset categories and their relative long-term weightings within the portfolio will have the primary impact on its investment performance. Of secondary importance to the Fund's performance are the shifting of money among asset categories and the selection of securities within asset categories. Therefore, the Fund will pursue its investment objective in the following manner: (1) by setting long-term ranges for each asset category; (2) by moving money among asset categories within those defined ranges; and (3) by actively selecting securities within each of the asset categories. The Fund attempts to minimize risk by allocating its assets in such a fashion.

Within each of these types of investments, the Fund has designated asset categories. As a matter of investment policy, ranges have been set for each asset category's portfolio commitment.

The Fund will invest between 50 and 70 percent of its assets in equities. The equities asset categories are large company stocks, utility stocks, small company stocks, foreign stocks and equity reserves.

The Fund will invest between 30 and 50 percent of its assets in bonds. The Fund's adviser believes that bonds offer opportunities for growth of capital or otherwise may be desirable under prevailing market or economic conditions. The bond asset categories are U.S. Treasury securities, mortgage-backed securities, investment-grade corporate bonds, high yield corporate bonds and foreign bonds.

The following is a summary of the asset categories and the amount of the Fund's total assets which may be invested in each asset category:

ASSET CATEGORY                              RANGE
EQUITIES                                    50-70%
Large Company Stocks                        0-70%
Utility Stocks                              0-7.5%
Small Company Stocks                        0-21%
Foreign Stocks                              0-21%
Equity Reserves                             0-15%

BONDS                                       30-50%
U.S. Treasury Securities                    0-45%
Mortgage-Backed Securities                  0-15%
Investment-Grade Corporate Bonds            0-15%
High Yield Corporate Bonds                  0-15%
Foreign Bonds                               0-15%


The Fund's adviser will regularly review the Fund's allocation among the asset categories and make any changes, within the ranges established for each asset category, that it believes will provide the most favorable outlook for achieving the Fund's investment objective. The Fund's adviser will attempt to exploit inefficiencies among the various asset categories. If, for example, foreign stocks are judged to be unusually attractive relative to other asset categories, the allocation for foreign stocks may be moved to its upper limit. At other times, when foreign stocks appear to be overvalued, the commitment may be moved down to a lesser allocation. There is no assurance, however, that the adviser's attempts to pursue this strategy will result in a benefit to the Fund.

Each asset category within the Fund will be a managed portfolio. The Fund will seek superior investment performance through security selection in addition to determining the percentage of its assets to allocate to each of the asset categories.

EQUITY ASSET CATEGORIES. The portion of the Fund's assets which is invested in equities will be allocated among the following asset categories within the ranges specified:

     LARGE COMPANY STOCKS. Large company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of high-quality companies selected by the Fund's adviser. Ordinarily, these companies will be in the top 25 percent of their industries with regard to revenues and have a market capitalization of $500,000,000 or more. However, other factors, such as a company's product position, market share, current earnings and/or dividend and earnings growth prospects, will be considered by the Fund's adviser and may outweigh revenues. The Fund may invest up to 70 percent of its total assets in large company stocks.

     UTILITY STOCKS. Utility stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of utility companies. The Fund may invest up to 7.5 percent of its total assets in utility stocks. Common stocks of utilities are generally characterized by higher dividend yields and lower growth rates than common stocks of industrial companies. Under normal market conditions, the higher income stream from utility stocks tends to make them less volatile than stocks of industrial companies.

     SMALL COMPANY STOCKS. Small company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of companies with a market capitalization (market price x number of shares outstanding) below the top 1,000 stocks that comprise the large and mid-range capitalization sector of the United States equity market. These stocks are comparable to, but not limited to, the stocks comprising the Russell 2000 Index, an index of small capitalization stocks. The Fund may invest up to 21 percent of its total assets in small company stocks.


         INVESTMENT RISKS. Stocks in the small capitalization sector of the United States equity market have historically been more volatile in price than larger capitalization stocks, such as those included in the Standard & Poor's Ratings Group 500 Index. This is because, among other things, small companies have less certain growth prospects than larger companies; have a lower degree of liquidity in the equity market; and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, the stocks of small companies may, to some degree, fluctuate independently of the stocks of large companies; that is, small company stocks may decline in price as large company stocks rise in price or vice versa.

     FOREIGN STOCKS. Foreign stocks are equity securities of established companies in economically developed countries other than the United States. These securities may be either dollar-denominated or denominated in foreign currencies. American Depository Receipts ("ADRs"), including dollar denominated ADRs which are issued by domestic banks and traded in the United States on exchanges or over-the-counter, are treated as foreign stocks for purposes of the asset category ranges. The Fund may invest up to 21 percent of its total assets in foreign stocks.


     EQUITY RESERVES. When the adviser believes that a temporary defensive position is desirable, the Fund may invest in equity reserves. Equity reserves will be used to adjust the risk level of the equity portion of the Fund in response to market conditions. Equity reserves will consist of U.S. and foreign short-term money market instruments such as commercial paper rated A-1 by Standard and Poor's Ratings Group ("Standard & Poor's"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1 by Fitch Investors Service, Inc. ("Fitch"). The Fund may invest up to 15 percent of its total assets in equity reserves.


BOND ASSET CATEGORIES. The portion of the Fund's assets which is invested in bonds ("Bond Assets") will be allocated among the following asset categories within the ranges specified. The prices of fixed income securities fluctuate inversely to the direction of interest rates. Generally, the

Fund will invest in Bond Assets which are believed to offer opportunities for growth of capital when the adviser believes interest rates will decline and, therefore, the value of the debt securities will increase, or the market value of bonds will increase due to factors affecting certain types of bonds or particular issuers, such as improvement in credit quality due to company fundamentals or economic conditions or assumptions on changes in trends in prepayment rates with respect to mortgage-backed securities. The average duration of the Fund's Bond Assets will be not less than three nor more than seven years. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with shorter durations generally have less volatile prices than securities of comparable quality with longer durations. The Fund should be expected to maintain a higher average duration during periods of lower expected market volatility, and a lower average duration during periods of higher expected market volatility.

     U.S. TREASURY SECURITIES. U.S. Treasury securities are direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds. The Fund may invest up to 45 percent of its total assets in U.S. Treasury securities. The Fund may invest in other U.S. government securities if, in the judgment of the adviser, other U.S. government securities are more attractive than U.S. Treasury securities.

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an undivided interest in a pool of residential mortgages or may be collateralized by a pool of residential mortgages. Mortgage-backed securities are generally either issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") or other U.S. government agencies or instrumentalities. Mortgage-backed securities may also be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. The Fund may invest up to 15 percent of its total assets in mortgage-backed securities.

     INVESTMENT-GRADE CORPORATE BONDS. Investment-grade corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BBB or higher by a nationally recognized statistical rating organization ("NRSRO"). The Fund may invest up to 15 percent of its total assets in investment-grade corporate bonds. In certain cases, the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the investment-grade bonds described above. Yankee bonds, which are U.S. dollar-denominated bonds issued and traded in the United States by foreign issuers, are treated as investment-grade corporate bonds for purposes of the asset category ranges.

     HIGH YIELD CORPORATE BONDS. High yield corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BB or lower by NRSROs (commonly known as junk bonds). The Fund may invest up to 15 percent of its total assets in high yield corporate bonds. There is no minimal acceptable rating for a security to be purchased or held in the Fund's portfolio, and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category. (See "Appendix.") In certain cases the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the high yield bonds described above.

         INVESTMENT RISKS. Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time. As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities.

         Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

     FOREIGN BONDS. Foreign bonds are high-quality debt securities of countries other than the United States. The Fund's portfolio of foreign bonds will be comprised mainly of foreign government, foreign governmental agency or supranational institution bonds. The Fund will also invest in high-quality debt securities issued by corporations in countries other than the United States and subject to the Fund's credit limitations for foreign bonds. The Fund may invest up to 15 percent of its total assets in foreign bonds.

ACCEPTABLE INVESTMENTS

     EQUITY SECURITIES. Common stocks represent ownership interest in a corporation. Unlike bonds, which are debt securities, common stocks have neither fixed maturity dates nor fixed schedules of promised payments. Utility stocks are common stocks of utility companies, including water companies, companies that produce, transmit, or distribute gas and electric energy and those companies that provide communications facilities, such as telephone and telegraph companies. Foreign stocks are equity securities of foreign issuers.
     FOREIGN SECURITIES. The foreign bonds in which the Fund invests are rated within the four highest ratings for bonds by Moody's (Aaa, Aa, A or Baa) or by Standard & Poor's (AAA, AA, A or BBB) or are unrated if determined to be of equivalent quality by the Fund's adviser.

         INVESTMENT RISKS. Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities apply to securities issued by foreign corporations and sovereign governments. These risks relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, currency fluctuations, withholding taxes on interest, limitations on the use or transfer of Fund assets, political or social instability and adverse diplomatic developments. It may also be more difficult to enforce contractual obligations or obtain court judgments abroad than would be the case in the United States because of differences in the legal systems. If the issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, the Fund may have limited legal recourse in the event of default. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Additional differences exist between investing in foreign and domestic securities. Examples of such differences include: less publicly available information about foreign issuers; credit risks associated with certain foreign governments; the lack of uniform financial accounting standards applicable to foreign issuers; less readily available market quotations on foreign issuers; the likelihood that securities of foreign issuers may be less liquid or more volatile; generally higher foreign brokerage commissions; and unreliable mail service between countries.

     EQUITY RESERVES. The Fund's equity reserves may be cash received from the sale of Fund shares, reserves for temporary defensive purposes or to take advantage of market opportunities.

         REPURCHASE AGREEMENTS. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

     CONVERTIBLE SECURITIES. Convertible securities are fixed-income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The adviser may treat convertible securities as large company stocks, small company stocks, or high yield bonds for purposes of the asset category ranges, depending upon current market conditions, including the relationship of the then-current price to the conversion price. The convertible securities in which the Fund invests may be rated "high yield" or of comparable quality at the time of purchase.

     U.S. TREASURY AND OTHER U.S. GOVERNMENT SECURITIES. The U.S. Treasury and other U.S. government securities in which the Fund invests are either issued or guaranteed by the U.S.

     government, its agencies or instrumentalities. The U.S. government securities in which the Fund may invest are limited to:

       direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and

       obligations issued by U.S. government agencies or instrumentalities, including securities that are supported by the full faith and credit of the U.S. Treasury (such as GNMA certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of an agency or instrumentality (such as FNMA and FHLMC bonds).

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities collateralized by residential mortgages. The mortgage-backed securities in which the Fund may invest may be:

       issued by an agency of the U.S. government, typically GNMA, FNMA or FHLMC;

       privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

       privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and

       other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are bonds issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. Most of the CMOs in which the Fund would invest use the same basic structure:

             Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date; the final class (or Z bond) typically receives the residual income from the underlying investments after payments are made to the other classes.

             The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities.

             The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest maturity security (or B bond). This process continues until all of the classes have been paid off.

             Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. The interest portion of these payments is distributed by the Fund as income and the capital portion is reinvested.

             The Fund will invest only in CMOs which are rated AAA or Aaa by an NRSRO.

         REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations or a segregated pool of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates, and a single class of "residual interests." To qualify as a REMIC, substantially all of the assets of the entity must be in assets directly or indirectly secured principally by real property.

         CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying mortgages. Distributions to holders of mortgage-backed securities include both interest and principal payments. Principal payments represent the amortization of the principal of the underlying mortgages and any prepayments of principal due to prepayment, refinancing, or foreclosure of the underlying mortgages. Although maturities of the underlying mortgage loans may range up to 30 years, amortization and prepayments substantially shorten the effective maturities of mortgage-backed securities. Due to these features, mortgage-backed securities are less effective as a means of "locking in" attractive long-term interest rates than fixed-income securities which pay only a stated amount of interest until maturity, when the entire principal amount is returned. This is caused by the need to reinvest at lower interest rates both distributions of principal generally and significant prepayments which become more likely as mortgage interest rates decline. Since comparatively high interest rates cannot be effectively "locked in," mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other non-callable, fixed-income government securities of comparable stated maturities. However, mortgage-backed securities may experience less pronounced declines in value during periods of rising interest rates.

         In addition, some of the CMOs purchased by the Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or "SMBSs"). Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased by the Fund. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs and a reduction in the amount of payments made to holders of interest-only SMBSs. It is possible that the Fund might not recover its original investment in interest-only SMBSs if there are substantial prepayments on the underlying mortgages. Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities. The Fund's adviser intends to use this characteristic of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Fund's portfolio, while continuing to pursue the Fund's investment objective.

     CORPORATE BONDS. The investment-grade corporate bonds in which the Fund invests are:

       rated within the four highest ratings for corporate bonds by Moody's (Aaa, Aa, A, or Baa), Standard & Poor's (AAA, AA, A, or BBB), or Fitch (AAA, AA, A, or BBB);

       unrated if other long-term debt securities of that issuer are rated, at the time of purchase, Baa or better by Moody's or BBB or better by Standard & Poor's or Fitch; or

       unrated if determined to be of equivalent quality to one of the foregoing rating categories by the Fund's adviser.

     Securities which are rated BBB by Standard & Poor's or Fitch or Baa by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. If a security's rating is reduced below the required minimum after the Fund has purchased it, the Fund is not required to sell the security, but may consider doing so.

     The high yield corporate bonds in which the Fund invests are rated Ba or lower by Moody's or BB or lower by Standard & Poor's or Fitch (commonly known as junk bonds). A description of the rating categories is contained in the Appendix to this prospectus.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies, but it will not own more than 3 percent of the total outstanding voting stock of any such investment company, invest more than 5 percent of its total assets in any one such investment company, or invest more than 10 percent of its total assets in such other investment companies in general. To the extent that the Fund invests in securities issued by other investment companies, the Fund will indirectly bear its proportionate share of any fees and expenses paid by such companies in addition to the fees and expenses payable directly by the Fund.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. However, the Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15 percent of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.


The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100 percent of the value of the securities loaned.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

FOREIGN CURRENCY TRANSACTIONS. The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency exchanges may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

     CURRENCY RISKS. To the extent that debt securities purchased by the Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated and are maintained until the contract has been settled. The Fund will not enter into a forward contract with a term of more than one year.

The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served. The Fund will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the Fund's assets denominated in that currency. The Fund will not invest more than 21% of its total assets in forward foreign currency exchange contracts.

OPTIONS. The Fund may deal in options on foreign currencies, foreign currency futures, securities, and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. The Fund will use options only to manage interest rate and currency risks. The Fund may write covered call options to generate income. The Fund may write covered call options and secured put options on up to 25 percent of its net assets and may purchase put and call options provided that no more than 5 percent of the fair market value of its net assets may be invested in premiums on such options.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying currency, security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying currency, security or other asset at the exercise price during the option period. The writer of a covered call owns assets that are acceptable for escrow, and the writer of a secured put invests an amount not less than the exercise price in eligible assets to the extent that it is obligated as a writer. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset at a disadvantageous price.

Over-the-counter options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options, which may not be continuously liquid, are available for a greater variety of assets and with a wider range of expiration dates and exercise prices, than are exchange traded options.

FUTURES AND OPTIONS ON FUTURES. The Fund may purchase and sell futures contracts to accommodate cash flows into and out of the Fund's portfolio and to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions.

Interest rate futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract, and the buyer agrees to take delivery of the instrument at the specified future time.

Stock index futures contracts are based on indexes that reflect the market value of common stock of the firms included in the indexes. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The Fund may utilize stock index futures to handle cash flows into and out of the Fund and to potentially reduce transactional costs.

The Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect its portfolio securities against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5 percent of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts are unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security or will make deposits to collateralize the position as discussed above.

     RISKS. When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option.

     It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.


PORTFOLIO TURNOVER. Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The Fund's rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover involves correspondingly greater transaction expenses which must be borne directly by the Fund, and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them. (Further information is contained in the Fund's Statement of Additional Information within the sections "Brokerage Transactions" and "Tax Status".) Nevertheless, transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the Fund's adviser deems it appropriate to make changes in the Fund's portfolio.


INVESTMENT LIMITATIONS

The Fund will not:

       borrow money directly or through reverse repurchase agreements or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15 percent of the value of those assets to secure such borrowings;
       lend any securities except for portfolio securities; or

       underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations.

The above investment limitations cannot be changed without shareholder approval.

TRUST INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.


INVESTMENT ADVISER. Except as noted below with regard to the sub-adviser, investment decisions for the Fund are made by Federated Management, the Fund's investment adviser (the "Adviser"), subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.


     ADVISORY FEES. The Fund's adviser receives an annual investment advisory fee equal to .75 of 1% of the Fund's average daily net assets. The fee paid by the Fund, while higher than the advisory fee paid by other mutual funds in general, is comparable to fees paid by other mutual funds with similar objectives and policies. Under the advisory contract, which provides for voluntary reimbursement of expenses by the adviser, the adviser may voluntarily waive some or all of its fee. This does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities. The adviser has also undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states.

     ADVISER'S BACKGROUND. Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940.


SUB-ADVISER. Under the terms of the Sub-Advisory Agreement between the Adviser and Federated Global Research Corp. (the "Sub-Adviser"), the Sub-Adviser will provide the Adviser such investment advice, statistical and other factual information as may, from time to time, be reasonably requested by the Adviser.

     SUB-ADVISORY FEES. For its services under the Sub-Advisory Agreement, the Sub-Adviser receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

     SUB-ADVISER'S BACKGROUND. Federated Global Research Corp., incorporated in Delaware on May 12, 1995, is a registered investment adviser under the Investment Advisers Act of 1940. Prior to September 1995, the Sub-Adviser had not served as an investment adviser to mutual funds.

The Adviser and Sub-Adviser are subsidiaries of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


Federated Management, Federated Global Research Corp. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $80 billion invested across more than 250 funds under management and/or administration by its subsidiaries, as of December 31, 1995, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,800 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.

The Trust, the Adviser, and the Sub-Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of these codes are subject to review by the Trustees, and could result in severe penalties.


     PORTFOLIO MANAGERS' BACKGROUNDS.

     Charles A. Ritter is the portfolio
     manager for the Fund and performs the overall allocation of the assets of the Fund among the various asset categories. He has performed these duties since the Fund's inception. In allocating the Fund's assets, Mr. Ritter evaluates the market environment and economic outlook, utilizing the services of the Adviser's economist and strategist. Mr. Ritter joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser since 1992. From 1988 until 1991, Mr. Ritter acted as an Assistant Vice President. Mr. Ritter is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Chicago and his M.S. in Economics from Carnegie Mellon University.

     The portfolio managers for each of the individual asset categories are as follows:

     Peter R. Anderson and Aash Shah are portfolio managers for the domestic large company stocks asset category. Mr. Anderson has performed this duty since the Fund's inception. Mr. Shah assumed his responsibilities in December 1995. Mr. Anderson joined Federated Investors in 1972 and is presently a Senior Vice President of the Fund's Adviser. Mr. Anderson is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Wisconsin. Mr. Shah joined Federated Investors in 1993 as an Investment Analyst and has been an Assistant Vice President of the Fund's Adviser since 1995. Mr. Shah was employed at Westinghouse Credit Corp. from 1990 to 1993 as an Investment Analyst. Mr. Shah received his M.S.I.A. from Carnegie Mellon University with a concentration in finance and accounting. Mr. Shah is a Chartered Financial Analyst.

     James Grefenstette is the portfolio manager for the domestic small company stocks asset category. He has served in this capacity since August 1994. Mr. Grefenstette joined Federated Investors in 1992 and has been an Assistant Vice President of the Fund's Adviser since 1994. From 1992 until 1994, Mr. Grefenstette acted as an investment analyst. Mr. Grefenstette was a credit analyst at Westinghouse Credit Corp. from 1990 until 1992. Mr. Grefenstette received his M.S.I.A. from Carnegie Mellon University.

     Christopher H. Wiles is the portfolio manager for the utility stocks asset category of all the portfolios of Managed Series Trust except for Federated Managed Aggressive Growth Fund, and has been one of the Fund's portfolio managers since its inception. Mr. Wiles joined Federated Investors in 1990 and has been a Vice President of the Fund's Adviser since 1992. Mr. Wiles served as Assistant Vice President of the Fund's Adviser from 1990 until 1992. Mr. Wiles is a Chartered Financial Analyst and received his M.B.A. in Finance from Cleveland State University.


     Henry Frantzen, Drew Collins, Mark Kopinski, Frank Semack, and Alexandre de Bethmann are portfolio managers for the foreign stocks asset category.



     Henry A. Frantzen has been a portfolio manager of the Fund since November 1995. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of the Fund's Sub-Adviser. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 to 1995. He was the Executive Vice President and Director of Equities at Oppenheimer Management Corporation from 1989 to 1991. Mr. Frantzen received his B.S. in finance and marketing from the University of North Dakota.


     Drew J. Collins has been a portfolio manager of the Fund since November 1995. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's Sub-Adviser.
     Mr. Collins served as a Vice President/Portfolio Manager of international equity portfolios at Arnhold and S. Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/ Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the University of Pennsylvania.



     Mark S. Kopinski has been a portfolio manager of the Fund since November 1995. Mr. Kopinski joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. Kopinski served as Vice President/Portfolio Manager of international equity funds at Twentieth Century Mutual Funds from 1990 to 1995. Mr. Kopinski received his M.B.A. in Asian Studies from the University of Illinois.



     Frank Semack has been a portfolio manager of the Fund since November 1995. Mr. Semack joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. Semack served as an Investment Analyst at Omega Advisers, Inc. from 1993 to 1994. He served as an Associate Director/Portfolio Manager of Wardley Investment Services, Ltd. from 1987 to 1993. Mr. Semack received his M.Sc. in economics from the London School of Economics.



     Alexandre de Bethmann has been a portfolio manager of the Fund since November 1995. Mr. de Bethmann joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. de Bethmann served as Assistant Vice President/Portfolio Manager for Japanese and Korean equities at the College Retirement Equities Fund from 1994 to 1995. He served as an International Equities Analyst and then as an Assistant Portfolio Manager at the College Retirement Equities Fund between 1987 and 1994. Mr. de Bethmann received his M.B.A. in Finance from Duke University.
     Henry Frantzen, Drew Collins, and Robert Kowit are portfolio managers for the foreign bonds asset category. They have performed these duties since November 1995.

     Robert M. Kowit joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. Kowit served as a Managing Partner of Copernicus Global Asset Management from January 1995 through October 1995. From 1990 to 1994, he served as Senior Vice President of International Fixed Income and Foreign Exchange for John Hancock Advisers. Mr. Kowit received his M.B.A. from Iona College with a concentration in finance.

     Susan M. Nason and Joseph M. Balestrino are portfolio managers for the U.S. Treasury securities asset category. Ms. Nason has performed this duty since the Fund's inception. Mr. Balestrino assumed his responsibilities on March 1, 1995. Ms. Nason joined Federated Investors in 1987 and has been a Vice President of the Fund's Adviser since 1993. Ms. Nason served as an Assistant Vice President of the Adviser from 1990 until 1992. Ms. Nason is a Chartered Financial Analyst and received her M.S.I.A. in Finance from Carnegie Mellon University. Mr. Balestrino joined Federated Investors in 1986 and has been Vice President of the Fund's Adviser since 1995. Mr. Balestrino served as an Assistant Vice President from 1991 until 1995, and as an investment analyst of the Adviser from 1989 until 1991. Mr. Balestrino is a Chartered

     Financial Analyst and received his M.A. in Urban and Regional Planning from the University of Pittsburgh.

     Thomas M. Franks is the portfolio manager for the equity reserves asset category. He has performed these duties since the Fund's inception. Mr. Franks joined Federated Investors in 1985 and has been a Vice President of the Fund's Adviser since 1990. Mr. Franks is a Chartered Financial Analyst and received his M.S.I.A. in Business Administration from Carnegie Mellon University.

     Kathleen M. Foody-Malus and James D. Roberge are portfolio managers for the mortgage-backed securities asset category. Ms. Foody-Malus has performed this duty since the Fund's inception. Mr. Roberge assumed his responsibilities on March 1, 1995. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser since 1993. Ms. Foody-Malus served as an Assistant Vice President of the Adviser from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh. Mr. Roberge joined Federated Investors in 1990 and has been a Vice President of the Fund's Adviser since October, 1994. Prior to this, Mr. Roberge served as an Assistant Vice President of the Fund's Adviser. From 1990 until 1992, Mr. Roberge acted as an investment analyst. Mr. Roberge is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pennsylvania.

     Joseph M. Balestrino and Susan M. Nason are portfolio managers for the investment-grade corporate bonds asset category. They have performed these duties since the Fund's inception.


     Mark E. Durbiano is the portfolio manager for the high yield corporate bonds asset category. He has performed these duties since the Fund's inception. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of the Fund's Adviser since January 1996. Mr. Durbiano was a Vice President of the Fund's Adviser from 1988 through 1995. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.


DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the principal distributor for Shares. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Administrative Services provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors ("Federated Funds") as specified below:

        MAXIMUM                   AVERAGE AGGREGATE DAILY
  ADMINISTRATIVE FEE         NET ASSETS OF THE FEDERATED FUNDS
      0.15 of 1%              on the first $250 million
      0.125 of 1%             on the next $250 million
      0.10 of 1%              on the next $250 million
      0.075 of 1%             on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Administrative Services may choose voluntarily to waive a portion of its fee.


SHAREHOLDER SERVICES. The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to .25 of 1% of the average daily net asset value of the Institutional Shares, computed at an annual rate, to obtain certain personal services for shareholders and provide maintenance of shareholder accounts ("shareholder services"). From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily.



Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.



SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. In addition to receiving the payments under the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Adviser or its affiliates.


BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

NET ASSET VALUE
--------------------------------------------------------------------------------

The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by adding the interest of the Shares in the market value of all securities and other assets of the Fund, subtracting the interest of the Shares in the liabilities of the Fund and those attributable to Shares, and dividing the remainder by the total number of Shares outstanding. The net asset value for Institutional Shares may exceed that of Select Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

INVESTING IN INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open for business. Shares may be purchased through a financial institution which has a sales agreement with the distributor or by wire or mail.

To purchase Shares, open an account by calling Federated Securities Corp. Information needed to establish an account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

THROUGH A FINANCIAL INSTITUTION. An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.


BY WIRE. To purchase Shares by Federal Reserve wire, call the Fund before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows: Federated Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated Managed Growth Fund-- Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Wire Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.


BY MAIL. To purchase Shares by mail, send a check made payable to Federated Managed Growth Fund--Institutional Shares to Federated Services Company, P.O. Box 8600, Boston, Massachusetts

02266-8600. Orders by mail are considered received after payment by check is converted by State Street Bank into federal funds. This is normally the next business day after State Street Bank receives the check.


MINIMUM INVESTMENT REQUIRED

The minimum initial investment in Shares is $25,000. However, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund. Accounts established through a non-affiliated bank or broker may be subject to a smaller minimum investment.

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Shares through a non-affiliated bank or broker may be charged an additional service fee by that bank or broker.
The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities such that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


SUBACCOUNTING SERVICES


Institutions are encouraged to open single master accounts. However, certain institutions may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Institutions holding Shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided which may be related to the ownership of Shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed. State securities laws may require certain financial institutions such as depository institutions to register as dealers.


SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account had been opened, shareholders may add to their investment on a regular basis. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Shares at the net asset value next determined after an order is received by the Fund. A shareholder may apply for participation in this program through Federated Securities Corp.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested by contacting the Fund.

Detailed confirmations of each purchase or redemption are sent to each shareholder. Quarterly confirmations are sent to report dividends paid during that quarter.

DIVIDENDS

Dividends are declared and paid quarterly to all shareholders invested in the Fund on the record date. Unless shareholders request cash payments by writing the Fund, dividends are automatically reinvested in additional Shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge.

CAPITAL GAINS

Capital gains realized by the Fund, if any, will be distributed at least once every 12 months.

REDEEMING INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

The Fund redeems Shares at their net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made through a financial institution, by telephone request or by written request.

THROUGH A FINANCIAL INSTITUTION

A shareholder may redeem Shares by calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written instructions to the Fund. The financial institution may charge customary fees and commissions for this service.

TELEPHONE REDEMPTION


Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern time). All proceeds will normally be wire transferred the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If at any time, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.


An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests," should be considered.

WRITTEN REQUESTS


Shares may also be redeemed by sending a written request to the Fund. Call the Fund for specific instructions before redeeming by letter. The shareholder will be asked to provide in the request his name, the Fund name and class of shares name, his account number, and the Share or dollar amount requested. If Share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to: Federated Services Company, P.O. Box 8600, Boston, MA 02266-8600.

SIGNATURES. Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:

       a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation ("FDIC");

       a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange;

       a savings bank or savings association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or

       any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

RECEIVING PAYMENT. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request, provided the Fund or its agents have received payment for Shares from the shareholder.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually use up, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $25,000. A shareholder may apply for participation in this program through Federated Securities Corp.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000. This requirement does not apply, however, if the balance falls below $25,000 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights except that, in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders for this purpose shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote.

TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional Shares.


STATE AND LOCAL TAXES



In the opinion of Houston, Houston & Donnelly, counsel to the Trust, Fund shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Fund would be subject to such taxes if owned directly by residents of those jurisdictions.


Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Fund advertises its total return and yield for Shares.

Total return represents the change, over a specified period of time, in the value of an investment in Shares after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Shares is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by Shares over a thirty-day period by the maximum offering price per share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.


From time to time, advertisements for the Fund's Institutional Shares may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.


OTHER CLASSES OF SHARES
--------------------------------------------------------------------------------


The Fund also offers another class of shares called Select Shares that are sold at net asset value primarily to retail and private banking customers of financial institutions and are subject to a minimum initial investment of $1,500.

Select Shares are distributed under a 12b-1 Plan adopted by the Fund and also are subject to shareholder services fees.



Select Shares and Institutional Shares are subject to certain of the same expenses. Expense differences, however, between Select Shares and Institutional Shares may affect the performance of each class.



To obtain more information and a prospectus for Select Shares, investors may call 1-800-235-4669.


FEDERATED MANAGED GROWTH FUND
FINANCIAL HIGHLIGHTS--SELECT SHARES
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Reference is made to the Report of Independent Public Accountants on page 67.

                                                                                 YEAR ENDED        PERIOD ENDED
                                                                                NOVEMBER 30,       NOVEMBER 30,
                                                                                    1995              1994(A)
----------------------------------------------------------------------------  -----------------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $    9.81          $   10.00
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------
  Net investment income                                                                0.23               0.15
----------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
  foreign currency, and futures contracts                                              1.79              (0.24)
----------------------------------------------------------------------------        -------            -------
  Total from investment operations                                                     2.02              (0.09)
----------------------------------------------------------------------------
LESS DISTRIBUTIONS
----------------------------------------------------------------------------
  Distributions from net investment income                                            (0.33)             (0.10)
----------------------------------------------------------------------------        -------            -------
NET ASSET VALUE, END OF PERIOD                                                    $   11.50          $    9.81
----------------------------------------------------------------------------        -------            -------
TOTAL RETURN (B)                                                                     20.95%              (0.90%)
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------
  Expenses                                                                             1.75%              1.70%*
----------------------------------------------------------------------------
  Net investment income                                                                3.48%              3.53%*
----------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                     0.76%              1.15%*
----------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                           $27,358             $2,952
----------------------------------------------------------------------------
  Portfolio turnover rate                                                               106%                71%
----------------------------------------------------------------------------


   * Computed on an annualized basis.

 (a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from January 27, 1994 (start of business) to May 24, 1994 the Fund had no investment activity.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

Further information about the Fund's performance is contained in the Fund's annual report for the year ended November 30, 1995, which can be obtained free of charge.



FEDERATED MANAGED GROWTH FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--37.0%
---------------------------------------------------------------------------------------------------
                 (A) LARGE COMPANY--13.3%
                 ----------------------------------------------------------------------------------
                 BASIC INDUSTRY--1.6%
                 ----------------------------------------------------------------------------------
         9,100   Allegheny Ludlum Corp.                                                              $     169,487
                 ----------------------------------------------------------------------------------
         3,500   Aluminum Co. of America                                                                   204,750
                 ----------------------------------------------------------------------------------
         3,400   Du Pont (E.I.) de Nemours & Co.                                                           226,100
                 ----------------------------------------------------------------------------------
         3,200   Eastman Chemical Co.                                                                      210,000
                 ----------------------------------------------------------------------------------
         3,500   International Paper Co.                                                                   133,437
                 ----------------------------------------------------------------------------------
         4,900   Phelps Dodge Corp.                                                                        332,588
                 ----------------------------------------------------------------------------------
         7,000   Praxair, Inc.                                                                             203,875
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,480,237
                 ----------------------------------------------------------------------------------  -------------
                 CONSUMER DURABLES--0.6%
                 ----------------------------------------------------------------------------------
         4,000   Eastman Kodak Co.                                                                         272,000
                 ----------------------------------------------------------------------------------
         6,900   Mattel, Inc.                                                                              193,200
                 ----------------------------------------------------------------------------------
         7,100   Volvo AB, ADR                                                                             149,100
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     614,300
                 ----------------------------------------------------------------------------------  -------------
                 CONSUMER NON-DURABLES--1.4%
                 ----------------------------------------------------------------------------------
         2,500   Avon Products, Inc.                                                                       181,562
                 ----------------------------------------------------------------------------------
         8,500   IBP, Inc.                                                                                 531,250
                 ----------------------------------------------------------------------------------
         4,000   Philip Morris Cos., Inc.                                                                  351,000
                 ----------------------------------------------------------------------------------
         4,900   Reebok International Ltd.                                                                 127,400
                 ----------------------------------------------------------------------------------
        31,100   RJR Nabisco Holdings Corp., Conv. Pfd., Series C, $0.6012                                 182,713
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,373,925
                 ----------------------------------------------------------------------------------  -------------
                 ENERGY MINERALS--0.8%
                 ----------------------------------------------------------------------------------
         5,300   Chevron Corp.                                                                             261,687
                 ----------------------------------------------------------------------------------
         5,700   Occidental Petroleum Corp.                                                                126,113
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (A) LARGE COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 ENERGY MINERALS--CONTINUED
                 ----------------------------------------------------------------------------------
         3,200   Texaco, Inc.                                                                        $     236,800
                 ----------------------------------------------------------------------------------
         8,500   USX-Marathon Group                                                                        156,188
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     780,788
                 ----------------------------------------------------------------------------------  -------------
                 FINANCE--2.8%
                 ----------------------------------------------------------------------------------
         4,913   Allstate Corp.                                                                            201,433
                 ----------------------------------------------------------------------------------
         2,700   American Express Co.                                                                      114,750
                 ----------------------------------------------------------------------------------
         4,700   Bank of Boston Corp.                                                                      217,962
                 ----------------------------------------------------------------------------------
         3,600   Chemical Banking Corp.                                                                    216,000
                 ----------------------------------------------------------------------------------
         2,200   CIGNA Corp.                                                                               242,000
                 ----------------------------------------------------------------------------------
         4,400   Citicorp                                                                                  311,300
                 ----------------------------------------------------------------------------------
         3,200   Dean Witter, Discover & Co.                                                               163,200
                 ----------------------------------------------------------------------------------
         5,302   Mellon Bank Corp.                                                                         283,657
                 ----------------------------------------------------------------------------------
         3,000   Merrill Lynch & Co., Inc., STRYPES, $3.12                                                 158,250
                 ----------------------------------------------------------------------------------
         4,400   Providian Corp.                                                                           176,550
                 ----------------------------------------------------------------------------------
         2,200   Sunamerica, Inc., Conv. Pfd., Series E, $3.10                                             147,400
                 ----------------------------------------------------------------------------------
         6,600   Travelers Group, Inc.                                                                     392,700
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   2,625,202
                 ----------------------------------------------------------------------------------  -------------
                 FOOD & DRUG RETAILERS--0.0%
                 ----------------------------------------------------------------------------------
         1,325   Grand Union Co.                                                                             9,937
                 ----------------------------------------------------------------------------------  -------------
                 HEALTH CARE--1.1%
                 ----------------------------------------------------------------------------------
         3,550   American Home Products Corp.                                                              323,937
                 ----------------------------------------------------------------------------------
         3,200   Becton, Dickinson & Co.                                                                   223,200
                 ----------------------------------------------------------------------------------
         3,200   Bristol-Myers Squibb Co.                                                                  256,800
                 ----------------------------------------------------------------------------------
         3,200   Merck & Co., Inc.                                                                         198,000
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,001,937
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (A) LARGE COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 PRODUCER MANUFACTURING--1.5%
                 ----------------------------------------------------------------------------------
         3,200   (b)FMC Corp.                                                                        $     236,400
                 ----------------------------------------------------------------------------------
         2,800   General Electric Co.                                                                      188,300
                 ----------------------------------------------------------------------------------
         1,500   ITT Corp.                                                                                 183,937
                 ----------------------------------------------------------------------------------
         1,500   Loews Corp.                                                                               230,250
                 ----------------------------------------------------------------------------------
         4,500   Textron, Inc.                                                                             344,813
                 ----------------------------------------------------------------------------------
        16,100   (c)Westinghouse Electric Corp., PEPs, Series C, $1.30                                     265,650
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,449,350
                 ----------------------------------------------------------------------------------  -------------
                 RETAIL TRADE--0.4%
                 ----------------------------------------------------------------------------------
         6,400   American Stores Co.                                                                       168,000
                 ----------------------------------------------------------------------------------
         5,300   Sears, Roebuck & Co.                                                                      208,688
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     376,688
                 ----------------------------------------------------------------------------------  -------------
                 SERVICES--0.4%
                 ----------------------------------------------------------------------------------
         6,400   Baker Hughes, Inc.                                                                        130,400
                 ----------------------------------------------------------------------------------
         2,700   Gannett Co., Inc.                                                                         164,700
                 ----------------------------------------------------------------------------------
         2,300   (b)Western Atlas, Inc.                                                                    110,113
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     405,213
                 ----------------------------------------------------------------------------------  -------------
                 TECHNOLOGY--1.8%
                 ----------------------------------------------------------------------------------
         5,800   General Motors Corp., Class E                                                             292,900
                 ----------------------------------------------------------------------------------
         3,100   Hewlett-Packard Co.                                                                       256,912
                 ----------------------------------------------------------------------------------
         3,000   Intel Corp.                                                                               182,625
                 ----------------------------------------------------------------------------------
         1,500   International Business Machines Corp.                                                     144,937
                 ----------------------------------------------------------------------------------
         3,000   (b)Litton Industries, Inc.                                                                134,625
                 ----------------------------------------------------------------------------------
         4,900   Lockheed Martin Corp.                                                                     359,538
                 ----------------------------------------------------------------------------------
         3,600   Raytheon Co.                                                                              160,200
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (A) LARGE COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 TECHNOLOGY--CONTINUED
                 ----------------------------------------------------------------------------------
         3,600   Rockwell International Corp.                                                        $     176,400
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,708,137
                 ----------------------------------------------------------------------------------  -------------
                 TRANSPORTATION--0.2%
                 ----------------------------------------------------------------------------------
         3,100   Consolidated Rail Corp.                                                                   216,612
                 ----------------------------------------------------------------------------------  -------------
                 (D) UTILITIES--0.7%
                 ----------------------------------------------------------------------------------
         4,700   AT&T Corp.                                                                                310,200
                 ----------------------------------------------------------------------------------
           700   CMS Energy Corp.                                                                           19,075
                 ----------------------------------------------------------------------------------
         1,000   (b)Columbia Gas System, Inc.                                                               43,250
                 ----------------------------------------------------------------------------------
         2,800   Enron Corp.                                                                               105,000
                 ----------------------------------------------------------------------------------
           700   FPL Group, Inc.                                                                            30,363
                 ----------------------------------------------------------------------------------
         6,300   MCI Communications Corp.                                                                  168,525
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     676,413
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL LARGE COMPANY                                                                    12,718,739
                 ----------------------------------------------------------------------------------  -------------
                 (A) SMALL COMPANY--7.6%
                 ----------------------------------------------------------------------------------
                 BASIC INDUSTRY--0.7%
                 ----------------------------------------------------------------------------------
         5,300   (b)Applied Extrusion Technologies, Inc.                                                    66,912
                 ----------------------------------------------------------------------------------
         2,747   Brush Wellman, Inc.                                                                        48,072
                 ----------------------------------------------------------------------------------
         1,800   Cambrex Corp.                                                                              66,600
                 ----------------------------------------------------------------------------------
         1,800   Carpenter Technology Corp.                                                                 77,850
                 ----------------------------------------------------------------------------------
         1,800   Chesapeake Corp.                                                                           53,100
                 ----------------------------------------------------------------------------------
         1,400   (b)Cytec Industries, Inc.                                                                  89,600
                 ----------------------------------------------------------------------------------
         2,300   First Mississippi Corp.                                                                    58,650
                 ----------------------------------------------------------------------------------
         3,900   (b)Magma Copper Co.                                                                        82,875
                 ----------------------------------------------------------------------------------
         1,200   Springs Industries, Inc., Class A                                                          50,400
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (A) SMALL COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 BASIC INDUSTRY--CONTINUED
                 ----------------------------------------------------------------------------------
         1,200   Texas Industries, Inc.                                                              $      61,500
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     655,559
                 ----------------------------------------------------------------------------------  -------------
                 CONSUMER DURABLES--0.4%
                 ----------------------------------------------------------------------------------
         1,400   Barnes Group, Inc.                                                                         54,250
                 ----------------------------------------------------------------------------------
         3,400   (b)Champion Enterprises, Inc.                                                             102,000
                 ----------------------------------------------------------------------------------
         3,200   Coachmen Industries, Inc.                                                                  62,000
                 ----------------------------------------------------------------------------------
         1,455   Harman International Industries, Inc.                                                      63,838
                 ----------------------------------------------------------------------------------
         4,200   (b)Toll Brothers, Inc.                                                                     76,125
                 ----------------------------------------------------------------------------------
         2,200   Toro Co.                                                                                   69,575
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     427,788
                 ----------------------------------------------------------------------------------  -------------
                 CONSUMER NON-DURABLES--0.2%
                 ----------------------------------------------------------------------------------
         2,500   Hudson Foods, Inc., Class A                                                                40,000
                 ----------------------------------------------------------------------------------
         3,600   (b)Mondavi, Robert Corp., Class A                                                         114,750
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     154,750
                 ----------------------------------------------------------------------------------  -------------
                 ENERGY MINERALS--0.1%
                 ----------------------------------------------------------------------------------
         2,000   KCS Energy, Inc.                                                                           27,500
                 ----------------------------------------------------------------------------------
        10,100   (b)Tesoro Petroleum Corp.                                                                  84,588
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     112,088
                 ----------------------------------------------------------------------------------  -------------
                 FINANCE--1.7%
                 ----------------------------------------------------------------------------------
         1,500   Alex Brown, Inc.                                                                           69,000
                 ----------------------------------------------------------------------------------
         1,900   Allied Group, Inc.                                                                         67,450
                 ----------------------------------------------------------------------------------
         1,800   American Bankers Insurance Group, Inc.                                                     65,025
                 ----------------------------------------------------------------------------------
         2,400   (b)American Travellers Corp.                                                               60,000
                 ----------------------------------------------------------------------------------
         1,575   Associated Banc Corp.                                                                      62,606
                 ----------------------------------------------------------------------------------
         2,423   Bankers First Corp.                                                                        66,330
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (A) SMALL COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 FINANCE--CONTINUED
                 ----------------------------------------------------------------------------------
         2,000   (b)Brooklyn Bancorp, Inc.                                                           $      80,500
                 ----------------------------------------------------------------------------------
         1,900   Centura Banks, Inc.                                                                        64,600
                 ----------------------------------------------------------------------------------
         4,300   City National Corp.                                                                        59,125
                 ----------------------------------------------------------------------------------
         1,400   Cullen Frost Bankers, Inc.                                                                 71,050
                 ----------------------------------------------------------------------------------
         4,800   CWM Mortgage Holdings, Inc.                                                                72,600
                 ----------------------------------------------------------------------------------
         3,100   FirstBank Puerto Rico                                                                      58,512
                 ----------------------------------------------------------------------------------
         5,100   (b)Glendale Federal Bank                                                                   82,237
                 ----------------------------------------------------------------------------------
         6,400   Hibernia Corp., Class A                                                                    67,200
                 ----------------------------------------------------------------------------------
         1,600   Irwin Financial Corp.                                                                      63,200
                 ----------------------------------------------------------------------------------
         3,000   Money Stores, Inc.                                                                        141,750
                 ----------------------------------------------------------------------------------
         2,500   North Fork Bancorp, Inc.                                                                   58,125
                 ----------------------------------------------------------------------------------
         3,600   Peoples Heritage Financial Group                                                           75,600
                 ----------------------------------------------------------------------------------
         1,400   PHH Corp.                                                                                  64,050
                 ----------------------------------------------------------------------------------
         1,800   Queens County Bancorp, Inc.                                                                72,450
                 ----------------------------------------------------------------------------------
         3,100   (b)St. Francis Capital Corp.                                                               72,075
                 ----------------------------------------------------------------------------------
         1,600   Student Loan Corp.                                                                         56,600
                 ----------------------------------------------------------------------------------
         1,700   WestAmerica Bancorporation                                                                 70,125
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,620,210
                 ----------------------------------------------------------------------------------  -------------
                 HEALTH CARE--0.7%
                 ----------------------------------------------------------------------------------
         4,400   Bindley Western Industries, Inc.                                                           78,650
                 ----------------------------------------------------------------------------------
         2,100   (b)Bio Rad Laboratories, Inc., Class A                                                     86,625
                 ----------------------------------------------------------------------------------
         2,500   (b)Foxmeyer Health Corp.                                                                   65,000
                 ----------------------------------------------------------------------------------
         3,900   ICN Pharmaceuticals, Inc.                                                                  78,975
                 ----------------------------------------------------------------------------------
         8,800   Kinetic Concepts, Inc.                                                                    100,100
                 ----------------------------------------------------------------------------------
         4,200   (b)Maxicare Health Plans, Inc.                                                             91,875
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (A) SMALL COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 HEALTH CARE--CONTINUED
                 ----------------------------------------------------------------------------------
         9,500   (b)North American Biologicals, Inc.                                                 $      91,438
                 ----------------------------------------------------------------------------------
         8,100   (b)Oec-Medical Systems, Inc.                                                               81,000
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     673,663
                 ----------------------------------------------------------------------------------  -------------
                 PRODUCER MANUFACTURING--0.5%
                 ----------------------------------------------------------------------------------
         1,550   AGCO Corp.                                                                                 66,844
                 ----------------------------------------------------------------------------------
         2,100   Blount Intl, Inc., Class A                                                                 63,262
                 ----------------------------------------------------------------------------------
         1,600   Borg-Warner Automotive, Inc.                                                               47,400
                 ----------------------------------------------------------------------------------
         5,300   Brenco, Inc.                                                                               55,650
                 ----------------------------------------------------------------------------------
         4,800   JLG Industries, Inc.                                                                      136,200
                 ----------------------------------------------------------------------------------
         1,100   NACCO Industries, Inc., Class A                                                            62,700
                 ----------------------------------------------------------------------------------
         2,800   (b)NCI Building System, Inc.                                                               64,400
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     496,456
                 ----------------------------------------------------------------------------------  -------------
                 RETAIL TRADE--0.5%
                 ----------------------------------------------------------------------------------
         1,900   (b)CompUSA, Inc.                                                                           70,537
                 ----------------------------------------------------------------------------------
         1,500   (b)Eckerd Corp.                                                                            63,937
                 ----------------------------------------------------------------------------------
         3,800   Great Atlantic & Pacific Tea Co., Inc.                                                     83,125
                 ----------------------------------------------------------------------------------
         6,300   (b)MacFrugal's Bargains CloseOuts, Inc.                                                    82,688
                 ----------------------------------------------------------------------------------
         6,600   Pier 1 Imports, Inc.                                                                       71,775
                 ----------------------------------------------------------------------------------
         5,400   Ruddick Corp.                                                                              58,050
                 ----------------------------------------------------------------------------------
         3,500   (b)Waban, Inc.                                                                             64,750
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     494,862
                 ----------------------------------------------------------------------------------  -------------
                 SERVICES--1.0%
                 ----------------------------------------------------------------------------------
         3,000   (b)American Buildings Co.                                                                  67,875
                 ----------------------------------------------------------------------------------
         1,900   Butler Manufacturing Co.                                                                   65,550
                 ----------------------------------------------------------------------------------
         4,300   Castle (A.M.) & Co.                                                                       105,350
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (A) SMALL COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 SERVICES--CONTINUED
                 ----------------------------------------------------------------------------------
         2,000   (b)Devon Group, Inc.                                                                $      77,000
                 ----------------------------------------------------------------------------------
         2,500   Granite Construction, Inc.                                                                 69,375
                 ----------------------------------------------------------------------------------
         2,000   Plenum Publishing Corp.                                                                    72,500
                 ----------------------------------------------------------------------------------
         7,800   (b)Pride Petroleum Services, Inc.                                                          76,050
                 ----------------------------------------------------------------------------------
         2,400   Pulitzer Publishing Co.                                                                   110,400
                 ----------------------------------------------------------------------------------
         3,367   Richfood Holdings, Inc.                                                                    94,697
                 ----------------------------------------------------------------------------------
         1,701   (b)United Video Satellite Group, Inc., Class A                                             49,329
                 ----------------------------------------------------------------------------------
         8,000   (b)Westcott Communications                                                                114,000
                 ----------------------------------------------------------------------------------
         3,200   (b)Western Waste Industries                                                                58,800
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     960,926
                 ----------------------------------------------------------------------------------  -------------
                 TECHNOLOGY--1.2%
                 ----------------------------------------------------------------------------------
         2,793   (b)Bell Industries, Inc.                                                                   63,541
                 ----------------------------------------------------------------------------------
         3,150   (b)Burr Brown Corp.                                                                        90,562
                 ----------------------------------------------------------------------------------
         8,200   (b)Computervision Corp.                                                                   102,500
                 ----------------------------------------------------------------------------------
         1,400   (b)Electronics for Imaging, Inc.                                                          120,400
                 ----------------------------------------------------------------------------------
         1,600   (b)International Rectifier Corp.                                                           79,400
                 ----------------------------------------------------------------------------------
         3,400   (b)Kemet Corp.                                                                            103,700
                 ----------------------------------------------------------------------------------
         2,000   (b)Marshall Industries                                                                     70,500
                 ----------------------------------------------------------------------------------
         1,900   (b)Network Equipment Technologies, Inc.                                                    62,938
                 ----------------------------------------------------------------------------------
         4,600   (b)S3, Inc.                                                                                86,825
                 ----------------------------------------------------------------------------------
         2,300   (b)SCI Systems, Inc.                                                                       77,050
                 ----------------------------------------------------------------------------------
         1,900   (b)Tech-Sym Corp.                                                                          56,763
                 ----------------------------------------------------------------------------------
         2,200   (b)Tencor Instruments                                                                      83,050
                 ----------------------------------------------------------------------------------
         1,500   Watkins Johnson Co.                                                                        68,063
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (A) SMALL COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 TECHNOLOGY--CONTINUED
                 ----------------------------------------------------------------------------------
         1,700   Wyle Labs                                                                           $      66,938
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,132,230
                 ----------------------------------------------------------------------------------  -------------
                 TRANSPORTATION--0.2%
                 ----------------------------------------------------------------------------------
         4,100   (b)America West Airlines, Inc., Class B                                                    73,287
                 ----------------------------------------------------------------------------------
         1,800   (b)Continental Airlines, Inc., Class B                                                     70,425
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     143,712
                 ----------------------------------------------------------------------------------  -------------
                 (D) UTILITIES--0.4%
                 ----------------------------------------------------------------------------------
         2,400   Central Hudson Gas & Electric Service                                                      72,900
                 ----------------------------------------------------------------------------------
         2,200   Eastern Enterprises                                                                        71,500
                 ----------------------------------------------------------------------------------
         2,800   Oneok, Inc.                                                                                65,800
                 ----------------------------------------------------------------------------------
         4,800   (b)Public Service Co. New Mexico                                                           84,600
                 ----------------------------------------------------------------------------------
           600   Tele Danmark                                                                               16,725
                 ----------------------------------------------------------------------------------
         2,000   Teppco Partners, L.P.                                                                      72,500
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     384,025
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL SMALL COMPANY                                                                     7,256,269
                 ----------------------------------------------------------------------------------  -------------
                 (D) UTILITY--5.2%
                 ----------------------------------------------------------------------------------
                 ELECTRIC UTILITIES--2.0%
                 ----------------------------------------------------------------------------------
         4,000   Baltimore Gas & Electric Co.                                                              106,500
                 ----------------------------------------------------------------------------------
         3,739   Cinergy Corp.                                                                             110,301
                 ----------------------------------------------------------------------------------
         3,300   CMS Energy Corp.                                                                           89,925
                 ----------------------------------------------------------------------------------
         4,400   DPL, Inc.                                                                                 105,600
                 ----------------------------------------------------------------------------------
         3,750   DQE, Inc.                                                                                 108,281
                 ----------------------------------------------------------------------------------
         2,400   Duke Power Co.                                                                            107,700
                 ----------------------------------------------------------------------------------
         3,100   Florida Progress Corp.                                                                    106,562
                 ----------------------------------------------------------------------------------
         1,900   FPL Group, Inc.                                                                            82,413
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (D) UTILITY--CONTINUED
                 ----------------------------------------------------------------------------------
                 ELECTRIC UTILITIES--CONTINUED
                 ----------------------------------------------------------------------------------
         3,400   General Public Utilities                                                            $     107,525
                 ----------------------------------------------------------------------------------
         3,700   Illinova Corp.                                                                            104,987
                 ----------------------------------------------------------------------------------
         2,900   NIPSCO Industries, Inc.                                                                   107,300
                 ----------------------------------------------------------------------------------
         5,600   Pacificorp                                                                                109,900
                 ----------------------------------------------------------------------------------
         3,700   Peco Energy Co.                                                                           107,300
                 ----------------------------------------------------------------------------------
         3,900   Pinnacle West Capital Corp.                                                               106,275
                 ----------------------------------------------------------------------------------
         5,700   SCE Corp.                                                                                  89,063
                 ----------------------------------------------------------------------------------
         4,500   Southern Co.                                                                              102,938
                 ----------------------------------------------------------------------------------
         2,800   Texas Utilities Co.                                                                       107,800
                 ----------------------------------------------------------------------------------
         3,700   Utilicorp United, Inc.                                                                    103,138
                 ----------------------------------------------------------------------------------
         3,200   Western Resources, Inc.                                                                   106,000
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,969,508
                 ----------------------------------------------------------------------------------  -------------
                 NATURAL GAS DISTRIBUTION--0.2%
                 ----------------------------------------------------------------------------------
         3,700   MCN Corp.                                                                                  80,475
                 ----------------------------------------------------------------------------------
         3,000   Pacific Enterprises                                                                        80,250
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     160,725
                 ----------------------------------------------------------------------------------  -------------
                 OIL/GAS TRANSMISSION--0.3%
                 ----------------------------------------------------------------------------------
         2,900   Panhandle Eastern Corp.                                                                    82,288
                 ----------------------------------------------------------------------------------
         2,500   Sonat, Inc.                                                                                80,625
                 ----------------------------------------------------------------------------------
         2,100   Williams Companies, Inc.                                                                   88,200
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     251,113
                 ----------------------------------------------------------------------------------  -------------
                 SERVICES--0.0%
                 ----------------------------------------------------------------------------------
           600   (b)U.S. West Media Group                                                                   10,800
                 ----------------------------------------------------------------------------------  -------------
                 TELECOMMUNICATIONS--2.7%
                 ----------------------------------------------------------------------------------
         5,800   Ameritech Corp.                                                                           319,000
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (D) UTILITY--CONTINUED
                 ----------------------------------------------------------------------------------
                 TELECOMMUNICATIONS--CONTINUED
                 ----------------------------------------------------------------------------------
           700   AT&T Corp.                                                                          $      46,200
                 ----------------------------------------------------------------------------------
         4,900   Bell Atlantic Corp.                                                                       308,700
                 ----------------------------------------------------------------------------------
         8,200   BellSouth Corp.                                                                           318,775
                 ----------------------------------------------------------------------------------
         7,600   GTE Corp.                                                                                 323,950
                 ----------------------------------------------------------------------------------
        11,200   MCI Communications Corp.                                                                  299,600
                 ----------------------------------------------------------------------------------
         6,500   NYNEX Corp.                                                                               322,563
                 ----------------------------------------------------------------------------------
         5,900   SBC Communications, Inc.                                                                  318,600
                 ----------------------------------------------------------------------------------
        10,000   U.S. West Communications Group                                                            312,500
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   2,569,888
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL UTILITY                                                                           4,962,034
                 ----------------------------------------------------------------------------------  -------------
                 FOREIGN EQUITY--10.9%
                 ----------------------------------------------------------------------------------
                 ARGENTINA--0.1%
                 ----------------------------------------------------------------------------------
           200   Banco Frances del Rio de la Plata SA, ADR                                                   5,225
                 ----------------------------------------------------------------------------------
         2,200   Compania Naviera Perez Companc SA, Class B                                                 10,674
                 ----------------------------------------------------------------------------------
           606   IRSA Inversiones y Representaciones SA, GDR                                                13,172
                 ----------------------------------------------------------------------------------
           600   YPF Sociedad Anonima, ADR                                                                  11,700
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                      40,771
                 ----------------------------------------------------------------------------------  -------------
                 AUSTRALIA--0.3%
                 ----------------------------------------------------------------------------------
        11,000   Mayne Nickless Ltd.                                                                        50,616
                 ----------------------------------------------------------------------------------
        17,000   News Corporation Ltd.                                                                      89,075
                 ----------------------------------------------------------------------------------
        17,500   Woodside Petroleum Ltd.                                                                    86,890
                 ----------------------------------------------------------------------------------
        32,000   Woolworth's Ltd.                                                                           74,811
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     301,392
                 ----------------------------------------------------------------------------------  -------------
                 FINLAND--0.0%
                 ----------------------------------------------------------------------------------
           400   Nokia AB-A                                                                                 21,947
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 ----------------------------------------------------------------------------------
                 FRANCE--0.6%
                 ----------------------------------------------------------------------------------
           605   Accor SA                                                                            $      73,466
                 ----------------------------------------------------------------------------------
         1,400   AXA                                                                                        83,767
                 ----------------------------------------------------------------------------------
         1,500   Compagnie Financiere de Paribas, Class A                                                   83,288
                 ----------------------------------------------------------------------------------
         1,080   LaFarge-Coppee                                                                             68,602
                 ----------------------------------------------------------------------------------
         4,300   Lagardere Groupe                                                                           83,665
                 ----------------------------------------------------------------------------------
           600   LVMH (Moet-Hennessy)                                                                      114,217
                 ----------------------------------------------------------------------------------
           805   Lyonnaise des Eaux SA                                                                      77,104
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     584,109
                 ----------------------------------------------------------------------------------  -------------
                 GERMANY--0.7%
                 ----------------------------------------------------------------------------------
           300   BASF AG                                                                                    65,754
                 ----------------------------------------------------------------------------------
           355   Commerzbank AG, Frankfurt                                                                  82,104
                 ----------------------------------------------------------------------------------
         1,380   Deutsche Bank Ag                                                                           64,740
                 ----------------------------------------------------------------------------------
           270   Gea AG, Pfd.                                                                               85,874
                 ----------------------------------------------------------------------------------
           175   Henkel KGaA--Vorzug, Pfd.                                                                  65,581
                 ----------------------------------------------------------------------------------
           185   Kaufhof Holding AG                                                                         56,026
                 ----------------------------------------------------------------------------------
           105   Linde AG                                                                                   61,564
                 ----------------------------------------------------------------------------------
           200   Mannesmann AG                                                                              64,399
                 ----------------------------------------------------------------------------------
           200   Siemens AG                                                                                104,473
                 ----------------------------------------------------------------------------------
            85   Wella AG, Pfd.                                                                             39,964
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     690,479
                 ----------------------------------------------------------------------------------  -------------
                 HONG KONG--0.4%
                 ----------------------------------------------------------------------------------
        64,000   Amoy Properties Ltd.                                                                       61,229
                 ----------------------------------------------------------------------------------
           800   Cheung Kong                                                                                 4,551
                 ----------------------------------------------------------------------------------
        35,000   Hong Kong Telecom                                                                          59,503
                 ----------------------------------------------------------------------------------
         3,751   HSBC Holdings PLC                                                                          55,284
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 ----------------------------------------------------------------------------------
                 HONG KONG--CONTINUED
                 ----------------------------------------------------------------------------------
       134,000   Manhattan Card Co., Ltd.                                                            $      59,768
                 ----------------------------------------------------------------------------------
         8,000   Sun Hung Kai Properties                                                                    64,383
                 ----------------------------------------------------------------------------------
        16,000   Television Broadcasts Ltd.                                                                 60,402
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     365,120
                 ----------------------------------------------------------------------------------  -------------
                 INDONESIA--0.2%
                 ----------------------------------------------------------------------------------
        29,000   Astra International                                                                        57,784
                 ----------------------------------------------------------------------------------
        18,000   Hero Supermarket                                                                           35,472
                 ----------------------------------------------------------------------------------
         9,000   Indocement Tungal                                                                          30,545
                 ----------------------------------------------------------------------------------
        15,000   Lippo Bank                                                                                 22,006
                 ----------------------------------------------------------------------------------
        16,000   United Tractors                                                                            29,078
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     174,885
                 ----------------------------------------------------------------------------------  -------------
                 ITALY--0.2%
                 ----------------------------------------------------------------------------------
        17,800   La Rinascente S.P.A.                                                                       99,732
                 ----------------------------------------------------------------------------------
        63,000   (b)Telecom Italia Mobile                                                                  101,640
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     201,372
                 ----------------------------------------------------------------------------------  -------------
                 JAPAN--4.4%
                 ----------------------------------------------------------------------------------
        15,000   Asahi Chemical Industry Co. Ltd.                                                          112,039
                 ----------------------------------------------------------------------------------
         6,000   Bridgestone Corp.                                                                          88,452
                 ----------------------------------------------------------------------------------
         3,000   Canon, Inc.                                                                                52,776
                 ----------------------------------------------------------------------------------
         6,000   Dai Nippon Printing Co. Ltd.                                                              104,963
                 ----------------------------------------------------------------------------------
        18,000   Daimaru, Inc.                                                                             118,526
                 ----------------------------------------------------------------------------------
        28,000   Dainippon Ink and Chemical, Inc.                                                          129,612
                 ----------------------------------------------------------------------------------
            11   DDI Corp.                                                                                  88,432
                 ----------------------------------------------------------------------------------
        11,000   Fujitsu Ltd.                                                                              129,730
                 ----------------------------------------------------------------------------------
         6,000   Hitachi Cable                                                                              42,634
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 ----------------------------------------------------------------------------------
                 JAPAN--CONTINUED
                 ----------------------------------------------------------------------------------
        11,000   Jaccs                                                                               $     108,108
                 ----------------------------------------------------------------------------------
        17,000   (b)Japan Airlines Co.                                                                     108,767
                 ----------------------------------------------------------------------------------
         4,000   JUSCO Co.                                                                                  95,921
                 ----------------------------------------------------------------------------------
         6,000   Kandenko Co., Ltd.                                                                         73,120
                 ----------------------------------------------------------------------------------
        22,000   Kawasaki Heavy Industries                                                                 100,108
                 ----------------------------------------------------------------------------------
        33,000   Kawasaki Steel                                                                            117,081
                 ----------------------------------------------------------------------------------
         4,000   Kokuyo Co.                                                                                 86,093
                 ----------------------------------------------------------------------------------
        19,000   Kubota Corp.                                                                              124,924
                 ----------------------------------------------------------------------------------
        10,000   Kuraray Co. Ltd.                                                                          102,211
                 ----------------------------------------------------------------------------------
         2,000   Kurita Water Industries                                                                    55,627
                 ----------------------------------------------------------------------------------
        11,000   Kyowa Hakko Kogyo Co.                                                                     108,108
                 ----------------------------------------------------------------------------------
        13,000   Minebea Co.                                                                               108,088
                 ----------------------------------------------------------------------------------
        23,000   Mitsubishi Heavy Industries                                                               183,322
                 ----------------------------------------------------------------------------------
        15,000   Mitsui Marine & Fire Insurance Co.                                                        100,983
                 ----------------------------------------------------------------------------------
        15,000   Nagoya Railroad Co. Ltd.                                                                   73,710
                 ----------------------------------------------------------------------------------
         8,000   NEC Corp.                                                                                 102,211
                 ----------------------------------------------------------------------------------
         5,000   NGK Insulators                                                                             49,631
                 ----------------------------------------------------------------------------------
        14,000   Nihon Cement Co., Ltd.                                                                     92,737
                 ----------------------------------------------------------------------------------
         5,000   Nippon Electric Glass Co., Ltd.                                                            92,875
                 ----------------------------------------------------------------------------------
        12,000   Nippon Express Co. Ltd.                                                                   104,138
                 ----------------------------------------------------------------------------------
        17,000   Nippon Sheet Glass Co.                                                                     75,853
                 ----------------------------------------------------------------------------------
         6,000   Nishimatsu Construction                                                                    71,941
                 ----------------------------------------------------------------------------------
        46,000   (b)NKK Corp.                                                                              126,585
                 ----------------------------------------------------------------------------------
        10,000   Sakura Bank Ltd., Tokyo                                                                   108,108
                 ----------------------------------------------------------------------------------
         1,000   Secom Co.                                                                                  67,518
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 ----------------------------------------------------------------------------------
                 JAPAN--CONTINUED
                 ----------------------------------------------------------------------------------
         2,000   Sega Enterprises                                                                    $     108,108
                 ----------------------------------------------------------------------------------
         6,000   Sekisui House Ltd.                                                                         70,172
                 ----------------------------------------------------------------------------------
         8,000   Shionogi and Co.                                                                           68,953
                 ----------------------------------------------------------------------------------
         2,000   Sony Music Entertainment, Inc.                                                             89,435
                 ----------------------------------------------------------------------------------
        20,000   Sumitomo Chemical Co.                                                                      99,459
                 ----------------------------------------------------------------------------------
        33,000   Sumitomo Heavy Industries                                                                 105,081
                 ----------------------------------------------------------------------------------
         4,000   Takeda Chemical Industries                                                                 59,754
                 ----------------------------------------------------------------------------------
        10,000   Tokio Marine & Fire                                                                       114,005
                 ----------------------------------------------------------------------------------
         1,000   Tostem Corp.                                                                               30,467
                 ----------------------------------------------------------------------------------
         5,000   Toto Ltd.                                                                                  67,813
                 ----------------------------------------------------------------------------------
         4,000   Yamanouchi Pharmaceutical                                                                  86,093
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   4,204,272
                 ----------------------------------------------------------------------------------  -------------
                 MALAYSIA--0.2%
                 ----------------------------------------------------------------------------------
         5,000   Malayan Banking Bhd                                                                        39,614
                 ----------------------------------------------------------------------------------
        47,000   Malayan United Industries Bhd                                                              35,755
                 ----------------------------------------------------------------------------------
        20,000   Malayawata Steel Berhad                                                                    34,214
                 ----------------------------------------------------------------------------------
        16,000   Malaysian International Shipping Bhd                                                       39,101
                 ----------------------------------------------------------------------------------
        11,000   (d)Tenaga Nasional Berhad                                                                  41,190
                 ----------------------------------------------------------------------------------
        15,000   UMW Holdings Bhd                                                                           35,179
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     225,053
                 ----------------------------------------------------------------------------------  -------------
                 MEXICO--0.1%
                 ----------------------------------------------------------------------------------
         1,200   Cemex SA, Class B, ADR                                                                      8,025
                 ----------------------------------------------------------------------------------
           800   Empresas ICA Sociedad Controladora S.A., ADR                                                8,200
                 ----------------------------------------------------------------------------------
         1,500   Grupo Financiero Bancomer, S.A. de C.V., Class B, ADR                                       8,625
                 ----------------------------------------------------------------------------------
           300   Pan American Beverage, Class A                                                              9,675
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 ----------------------------------------------------------------------------------
                 MEXICO--CONTINUED
                 ----------------------------------------------------------------------------------
         1,000   Transportacion Maritima Mexicana SA , Class L, ADR                                  $       7,625
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                      42,150
                 ----------------------------------------------------------------------------------  -------------
                 NETHERLANDS--0.4%
                 ----------------------------------------------------------------------------------
         7,500   Elsevier NV                                                                               102,359
                 ----------------------------------------------------------------------------------
         1,500   Polygram NV                                                                                90,317
                 ----------------------------------------------------------------------------------
         3,850   Royal PTT Nederland NV                                                                    137,186
                 ----------------------------------------------------------------------------------
           700   Unilever NV-Cert                                                                           92,509
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     422,371
                 ----------------------------------------------------------------------------------  -------------
                 NEW ZEALAND--0.0%
                 ----------------------------------------------------------------------------------
        12,000   Fletcher Challenge Ltd.                                                                    29,771
                 ----------------------------------------------------------------------------------
         1,703   Fletcher Challenge Ltd.--Forestry Shares                                                    2,402
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                      32,173
                 ----------------------------------------------------------------------------------  -------------
                 SINGAPORE--0.2%
                 ----------------------------------------------------------------------------------
        14,000   First Capital Corp., Ltd., Singapore                                                       37,717
                 ----------------------------------------------------------------------------------
         3,000   Fraser and Neave Ltd.                                                                      35,732
                 ----------------------------------------------------------------------------------
        20,000   Haw Par Brothers International Ltd.                                                        43,105
                 ----------------------------------------------------------------------------------
         4,000   Singapore Airlines Ltd.                                                                    37,434
                 ----------------------------------------------------------------------------------
         3,000   Singapore Press Holdings Ltd.                                                              47,430
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     201,418
                 ----------------------------------------------------------------------------------  -------------
                 SPAIN--0.3%
                 ----------------------------------------------------------------------------------
           360   Acerinox SA                                                                                36,072
                 ----------------------------------------------------------------------------------
         3,000   Repsol SA                                                                                  94,560
                 ----------------------------------------------------------------------------------
         1,000   Zardoya-Otis SA                                                                           103,850
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     234,482
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 ----------------------------------------------------------------------------------
                 SWEDEN--0.2%
                 ----------------------------------------------------------------------------------
         7,950   Stora Kopparbergs, Class A                                                          $     100,050
                 ----------------------------------------------------------------------------------
         3,400   Svedala Industri AB Free                                                                   94,135
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     194,185
                 ----------------------------------------------------------------------------------  -------------
                 SWITZERLAND--0.7%
                 ----------------------------------------------------------------------------------
            63   BBC Brown Boveri                                                                           72,352
                 ----------------------------------------------------------------------------------
            50   Ciba-Giegy AG-R                                                                            44,577
                 ----------------------------------------------------------------------------------
           800   CS Holding                                                                                 75,883
                 ----------------------------------------------------------------------------------
           420   Merkur Holding AG                                                                          90,038
                 ----------------------------------------------------------------------------------
           100   Nestle SA                                                                                 106,593
                 ----------------------------------------------------------------------------------
            25   Roche Holdings AG Genusscheine                                                            188,856
                 ----------------------------------------------------------------------------------
           253   Zurich Versicherungsgesellschaft                                                           77,697
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     655,996
                 ----------------------------------------------------------------------------------  -------------
                 UNITED KINGDOM--1.9%
                 ----------------------------------------------------------------------------------
        16,900   Associated British Ports Holdings PLC                                                      73,220
                 ----------------------------------------------------------------------------------
         9,100   Boots Co. PLC                                                                              78,852
                 ----------------------------------------------------------------------------------
        19,000   (d)British Gas PLC                                                                         70,974
                 ----------------------------------------------------------------------------------
        27,000   British Steel PLC                                                                          69,856
                 ----------------------------------------------------------------------------------
        15,000   BTR PLC                                                                                    76,814
                 ----------------------------------------------------------------------------------
        10,400   Cadbury Schweppes PLC                                                                      88,683
                 ----------------------------------------------------------------------------------
        23,200   Caradon PLC                                                                                69,792
                 ----------------------------------------------------------------------------------
        15,000   Chubb Security                                                                             74,288
                 ----------------------------------------------------------------------------------
        11,500   Compass Group                                                                              78,785
                 ----------------------------------------------------------------------------------
        12,300   Grand Metropolitan PLC                                                                     83,230
                 ----------------------------------------------------------------------------------
         6,100   Imperial Chemical Industries PLC                                                           70,974
                 ----------------------------------------------------------------------------------
        13,500   Marks & Spencer PLC                                                                        91,247
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 ----------------------------------------------------------------------------------
                 UNITED KINGDOM--CONTINUED
                 ----------------------------------------------------------------------------------
         6,000   (d)Midlands Electricity                                                             $      85,150
                 ----------------------------------------------------------------------------------
        11,900   Rank Organisation PLC                                                                      75,058
                 ----------------------------------------------------------------------------------
         7,500   Reckitt & Colman PLC                                                                       76,872
                 ----------------------------------------------------------------------------------
         5,200   RMC Group PLC                                                                              82,593
                 ----------------------------------------------------------------------------------
         5,600   RTZ Corp. PLC                                                                              80,374
                 ----------------------------------------------------------------------------------
        48,600   Rugby Group PLC                                                                            79,611
                 ----------------------------------------------------------------------------------
        13,700   (d)Scottish Power PLC                                                                      79,071
                 ----------------------------------------------------------------------------------
        42,200   Sedgwick Group PLC                                                                         77,849
                 ----------------------------------------------------------------------------------
        12,600   Smith, W.H. Group PLC                                                                      83,524
                 ----------------------------------------------------------------------------------
         9,000   Thames Water PLC                                                                           76,125
                 ----------------------------------------------------------------------------------
        19,300   Tomkins PLC                                                                                78,004
                 ----------------------------------------------------------------------------------
        11,000   Williams Holdings PLC                                                                      55,825
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,856,771
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL FOREIGN EQUITY                                                                   10,448,946
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL STOCKS (IDENTIFIED COST $31,160,132)                                             35,385,988
                 ----------------------------------------------------------------------------------  -------------
   PRINCIPAL
    AMOUNT
---------------
BONDS--45.1%
---------------------------------------------------------------------------------------------------
                 TREASURY--23.0%
                 ----------------------------------------------------------------------------------
$   10,790,000   United States Treasury Note 6.50%, 4/30/1997                                        $  10,954,224
                 ----------------------------------------------------------------------------------
     7,525,000   United States Treasury Note 7.25%, 8/15/2004                                            8,275,845
                 ----------------------------------------------------------------------------------
     1,350,000   United States Treasury Note 7.50% 2/15/2005                                             1,512,959
                 ----------------------------------------------------------------------------------
       475,000   United States Treasury Note 7.50%, 1/31/1997                                              486,177
                 ----------------------------------------------------------------------------------
       600,000   United States Treasury Note 7.875%, 11/15/2004                                            686,676
                 ----------------------------------------------------------------------------------  -------------
                 Total Treasury                                                                         21,915,881
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 MORTGAGE-BACKED SECURITIES--7.8%
                 ----------------------------------------------------------------------------------
                 GOVERNMENT AGENCY--7.8%
                 ----------------------------------------------------------------------------------
 $     288,483   Federal Home Loan Mortgage Corp., 7.50%, 5/01/2024                                  $     292,083
                 ----------------------------------------------------------------------------------
       499,681   Federal Home Loan Mortgage Corp., 7.50%, 10/1/2025                                        509,040
                 ----------------------------------------------------------------------------------
       980,000   Federal Home Loan Mortgage Corp., 7.50%, 11/1/2025                                        998,355
                 ----------------------------------------------------------------------------------
       983,961   Federal National Mortgage Association, 7.50%, 7/1/2025                                  1,001,476
                 ----------------------------------------------------------------------------------
       331,963   Federal National Mortgage Association, 7.00%, 5/1/2001                                    337,145
                 ----------------------------------------------------------------------------------
       233,622   Federal National Mortgage Association, 7.00%, 9/1/2009                                    236,392
                 ----------------------------------------------------------------------------------
       845,150   Federal National Mortgage Association, 8.50%, 3/1/2025                                    878,154
                 ----------------------------------------------------------------------------------
       244,721   Federal National Mortgage Association 8.00%, 11/1/2024                                    252,060
                 ----------------------------------------------------------------------------------
       208,768   Federal National Mortgage Association, 8.50%, 3/1/2025                                    216,921
                 ----------------------------------------------------------------------------------
       504,810   Federal National Mortgage Association, 7.00%, 9/1/2010                                    510,798
                 ----------------------------------------------------------------------------------
     1,199,046   Federal National Mortgage Association, 6.50%, 10/1/2025                                 1,173,926
                 ----------------------------------------------------------------------------------
       483,782   Government National Mortgage Association, 8.00%, 8/15/2025                                500,709
                 ----------------------------------------------------------------------------------
       257,034   Government National Mortgage Association, 7.00%, 5/15/2024                                257,754
                 ----------------------------------------------------------------------------------
       311,141   Government National Mortgage Association, 8.00%, 11/15/2024                               322,027
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL MORTGAGE-BACKED SECURITIES                                                        7,486,840
                 ----------------------------------------------------------------------------------  -------------
                 HIGH YIELD--4.5%
                 ----------------------------------------------------------------------------------
                 AEROSPACE & DEFENSE--0.1%
                 ----------------------------------------------------------------------------------
        25,000   (c)Howmet Corporation, Sr. Sub. Note, 10.00%, 12/1/2003                                    25,812
                 ----------------------------------------------------------------------------------
        50,000   Tracor, Inc., Sr. Sub. Note, 10.875%, 8/15/2001                                            51,875
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                      77,687
                 ----------------------------------------------------------------------------------  -------------
                 AUTOMOTIVE--0.1%
                 ----------------------------------------------------------------------------------
        50,000   Aftermarket Technology Co., Sr. Sub. Note, 12.00%, 8/1/2004                                52,375
                 ----------------------------------------------------------------------------------
        75,000   Exide Corp., Sr. Note, 10%, 4/15/2005                                                      81,000
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     133,375
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 HIGH YIELD--CONTINUED
                 ----------------------------------------------------------------------------------
                 BANKING--0.1%
                 ----------------------------------------------------------------------------------
 $     125,000   First Nationwide Holdings, Sr. Note, 12.25%, 5/15/2001                              $     142,656
                 ----------------------------------------------------------------------------------  -------------
                 BROADCAST RADIO & TV--0.4%
                 ----------------------------------------------------------------------------------
        50,000   Allbritton Communication Co., Sr. Sub. Note, 11.50%, 8/15/2004                             52,500
                 ----------------------------------------------------------------------------------
        50,000   Argyle Television, Inc., Sr. Sub., 9.75%, 11/1/2005                                        49,312
                 ----------------------------------------------------------------------------------
        50,000   Chancellor Broadcasting Co., Sr. Sub. Note, 12.50%, 10/1/2004                              53,750
                 ----------------------------------------------------------------------------------
        75,000   SCI Television, Sr. Secd. Note, 11.00%, 6/30/2005                                          79,500
                 ----------------------------------------------------------------------------------
        50,000   Sinclair Broadcast Group, Sr. Sub. Note, 10.00%, 9/30/2005                                 51,375
                 ----------------------------------------------------------------------------------
        50,000   Young Broadcasting Corp., Sr. Sub. Note, 10.125%, 2/15/2005                                52,875
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     339,312
                 ----------------------------------------------------------------------------------  -------------
                 BUSINESS EQUIPMENT & SERVICES--0.1%
                 ----------------------------------------------------------------------------------
        50,000   United Stationers Supply, Sr. Sub. Note, 12.75%, 5/1/2005                                  54,500
                 ----------------------------------------------------------------------------------  -------------
                 CABLE TELEVISION--0.4%
                 ----------------------------------------------------------------------------------
        50,000   CAI Wireless Systems, Sr. Note, 12.25%, 9/15/2002                                          52,937
                 ----------------------------------------------------------------------------------
        50,000   CF Cable TV, Inc., Sr. Secd. 2nd Priority Note, 11.625%, 2/15/2005                         54,562
                 ----------------------------------------------------------------------------------
        75,000   Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013                                         79,125
                 ----------------------------------------------------------------------------------
       100,000   International Cabletel, Sr. Note, 0/12.75%, 4/15/2005                                      61,125
                 ----------------------------------------------------------------------------------
        50,000   Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority Note, 10.00%,
                 3/15/2005                                                                                  52,625
                 ----------------------------------------------------------------------------------
       100,000   TeleWest PLC, Sr. Disc. Deb., 0/11.00%, 10/1/2007                                          58,625
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     358,999
                 ----------------------------------------------------------------------------------  -------------
                 CHEMICALS & PLASTICS--0.5%
                 ----------------------------------------------------------------------------------
        75,000   Arcadian Partners L.P., Sr. Note, Series B, 10.75%, 5/1/2005                               82,500
                 ----------------------------------------------------------------------------------
        50,000   (c)Crain Industries, Inc., Sr. Sub. Note, 13.5%, 8/15/2005                                 50,875
                 ----------------------------------------------------------------------------------
        50,000   Foamex L.P., Sr. Note, 11.25%, 10/1/2002                                                   50,250
                 ----------------------------------------------------------------------------------
       150,000   G-I Holdings, Sr. Disc. Note, 0%, 10/1/1998                                               113,812
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 HIGH YIELD--CONTINUED
                 ----------------------------------------------------------------------------------
                 CHEMICALS & PLASTICS--CONTINUED
                 ----------------------------------------------------------------------------------
 $      50,000   Harris Chemical, Sr. Secd. Disc. Note, 0/10.25%, 7/15/2001                          $      46,750
                 ----------------------------------------------------------------------------------
       125,000   Polymer Group, Sr. Note, 12.25%, 7/15/2002                                                129,375
                 ----------------------------------------------------------------------------------
        50,000   (c)RBX Corp., Sr. Sub. Note, 11.25%, 10/15/2005                                            49,875
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     523,437
                 ----------------------------------------------------------------------------------  -------------
                 CLOTHING & TEXTILES--0.1%
                 ----------------------------------------------------------------------------------
        75,000   Westpoint Stevens, Inc., Sr. Sub. Deb., 9.375%, 12/15/2005                                 76,125
                 ----------------------------------------------------------------------------------  -------------
                 CONGLOMERATES--0.1%
                 ----------------------------------------------------------------------------------
        75,000   Sherritt Gordon Ltd., Sr. Note, 9.75%, 4/1/2003                                            78,375
                 ----------------------------------------------------------------------------------  -------------
                 CONSUMER PRODUCTS--0.2%
                 ----------------------------------------------------------------------------------
        75,000   (c)Herff Jones, Inc., Sr. Sub. Note, 11.00%, 8/15/2005                                     79,312
                 ----------------------------------------------------------------------------------
        50,000   Hosiery Corp. Of America, Sr. Sub. Note, 13.75%, 8/1/2002                                  54,750
                 ----------------------------------------------------------------------------------
        50,000   Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003                            44,250
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     178,312
                 ----------------------------------------------------------------------------------  -------------
                 CONTAINER & GLASS PRODUCTS--0.2%
                 ----------------------------------------------------------------------------------
       100,000   Owens Illinois, Inc., Sr. Sub. Note, 10.50%, 6/15/2002                                    106,000
                 ----------------------------------------------------------------------------------
        50,000   Owens Illinois, Inc., Sr. Sub. Note, 9.75%, 8/15/2004                                      52,125
                 ----------------------------------------------------------------------------------
        50,000   Portola Packaging, Inc., Sr. Note, 10.75%, 10/1/2005                                       51,625
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     209,750
                 ----------------------------------------------------------------------------------  -------------
                 FOOD & DRUG RETAILERS--0.1%
                 ----------------------------------------------------------------------------------
        25,000   (c)Carr-Gottstein Foods, Sr. Sub. Note, 12.00%, 11/15/2005                                 25,062
                 ----------------------------------------------------------------------------------
        50,000   Pathmark Stores, Inc., Sr. Sub. Note, 9.625%, 5/1/2003                                     46,813
                 ----------------------------------------------------------------------------------
        50,000   Ralph's Grocery Co., Sr. Note, 10.45%, 6/15/2004                                           49,375
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     121,250
                 ----------------------------------------------------------------------------------  -------------
                 FOOD PRODUCTS--0.2%
                 ----------------------------------------------------------------------------------
       100,000   Curtice-Burns Foods, Inc., Sr. Sub. Note, 12.25%, 2/1/2005                                103,000
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 HIGH YIELD--CONTINUED
                 ----------------------------------------------------------------------------------
                 FOOD PRODUCTS--CONTINUED
                 ----------------------------------------------------------------------------------
 $      50,000   Specialty Foods Corp., Sr. Note, 11.125%, 10/1/2002                                 $      47,500
                 ----------------------------------------------------------------------------------
        50,000   (c)Van de Kamp's, Inc., Sr. Sub. Note, 12.00%, 9/15/2005                                   51,625
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     202,125
                 ----------------------------------------------------------------------------------  -------------
                 FOOD SERVICES--0.1%
                 ----------------------------------------------------------------------------------
        75,000   Flagstar Corp., Sr. Note, 10.875%, 12/1/2002                                               68,625
                 ----------------------------------------------------------------------------------  -------------
                 FOREST PRODUCTS--0.1%
                 ----------------------------------------------------------------------------------
        50,000   Repap New Brunswick, 2nd Priority Sr. Secd. Note, 10.625%,
                 4/15/2005                                                                                  49,688
                 ----------------------------------------------------------------------------------
        75,000   Stone Container Corp., Sr. Note, 9.875%, 2/1/2001                                          73,031
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     122,719
                 ----------------------------------------------------------------------------------  -------------
                 HEALTHCARE--0.2%
                 ----------------------------------------------------------------------------------
        50,000   Amerisource Health Corp., Sr. Deb., 11.25%, 7/15/2005                                      54,750
                 ----------------------------------------------------------------------------------
       100,000   Tenet Healthcare, Sr. Sub. Note, 10.125%, 3/1/2005                                        108,875
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     163,625
                 ----------------------------------------------------------------------------------  -------------
                 HOME PRODUCTS & FURNISHINGS--0.1%
                 ----------------------------------------------------------------------------------
        75,000   American Standard, Inc., Sr. Sub. Disc. Deb., 0/10.50%, 6/1/2005                           63,375
                 ----------------------------------------------------------------------------------  -------------
                 INDUSTRIAL PRODUCTS & EQUIPMENT--0.1%
                 ----------------------------------------------------------------------------------
        50,000   Cabot Safety Acquisition Corp., Sr. Sub. Note, 12.50%, 7/15/2005                           53,000
                 ----------------------------------------------------------------------------------  -------------
                 LEISURE & ENTERTAINMENT--0.1%
                 ----------------------------------------------------------------------------------
        50,000   Alliance Entertainment , Sr. Sub. Note, 11.25%, 7/15/2005                                  50,000
                 ----------------------------------------------------------------------------------
       100,000   (c)Six Flags Theme Parks, Sr. Sub. Disc. Note, 0/12.25%, 6/15/2005                         78,250
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     128,250
                 ----------------------------------------------------------------------------------  -------------
                 MACHINERY & EQUIPMENT--0.1%
                 ----------------------------------------------------------------------------------
       100,000   Primeco, Inc., Sr. Sub. Note, 12.75%, 3/1/2005                                            104,250
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 HIGH YIELD--CONTINUED
                 ----------------------------------------------------------------------------------
                 OIL & GAS--0.1%
                 ----------------------------------------------------------------------------------
 $      50,000   Falcon Drilling Company, Sr. Note, 9.75%, 1/15/2001                                 $      50,750
                 ----------------------------------------------------------------------------------
        50,000   United Meridian Corp., Sr. Sub. Note, 10.375%, 10/15/2005                                  51,125
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     101,875
                 ----------------------------------------------------------------------------------  -------------
                 PRINTING & PUBLISHING--0.1%
                 ----------------------------------------------------------------------------------
        50,000   Garden State Newspapers, Inc., Sr. Sub. Note, 12.00%, 7/1/2004                             50,250
                 ----------------------------------------------------------------------------------  -------------
                 RETAILERS--0.1%
                 ----------------------------------------------------------------------------------
       125,000   Brylane Capital Corp., Sr. Sub. Note, 10.00%, 9/1/2003                                    109,375
                 ----------------------------------------------------------------------------------  -------------
                 SERVICES--0.0%
                 ----------------------------------------------------------------------------------
        25,000   (c)Coinmach Corporation, Sr. Note, 11.75%, 11/15/2005                                      25,312
                 ----------------------------------------------------------------------------------  -------------
                 STEEL--0.2%
                 ----------------------------------------------------------------------------------
       125,000   GS Technologies Operating Co., Inc., Sr. Note, 12.00%, 9/1/2004                           123,750
                 ----------------------------------------------------------------------------------
        75,000   Northwestern Steel & Wire, Sr. Note, 9.50%, 6/15/2001                                      74,250
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     198,000
                 ----------------------------------------------------------------------------------  -------------
                 SURFACE TRANSPORTATION--0.2%
                 ----------------------------------------------------------------------------------
        50,000   Gearbulk Holding Limited, Sr. Note, 11.25%, 12/1/2004                                      53,125
                 ----------------------------------------------------------------------------------
        25,000   Great Dane Holdings, Sr. Sub. Deb., 12.75%, 8/1/2001                                       22,625
                 ----------------------------------------------------------------------------------
        50,000   Sea Containers, Sr. Note, 9.50% 7/1/2003                                                   49,125
                 ----------------------------------------------------------------------------------
       100,000   Trism, Inc., Sr. Sub. Note, 10.75%, 12/15/2000                                             98,000
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     222,875
                 ----------------------------------------------------------------------------------  -------------
                 TELECOMMUNICATIONS & CELLULAR--0.3%
                 ----------------------------------------------------------------------------------
        50,000   (c)IXC Communications, Inc., Sr. Note, 12.50%, 10/1/2005                                   52,375
                 ----------------------------------------------------------------------------------
        50,000   MetroCall, Inc., Sr. Sub. Note, 10.375%, 10/1/2007                                         51,750
                 ----------------------------------------------------------------------------------
        25,000   MobileMedia Communication, Sr. Sub. Note, 9.375%, 11/1/2007                                25,313
                 ----------------------------------------------------------------------------------
        75,000   Nextel Communications, Inc., Sr. Disc. Note, 0/11.50%, 9/1/2003                            45,188
                 ----------------------------------------------------------------------------------
        50,000   Paging Network, Sr. Sub. Note, 10.125%, 8/1/2007                                           53,375
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 HIGH YIELD--CONTINUED
                 ----------------------------------------------------------------------------------
                 TELECOMMUNICATIONS & CELLULAR--CONTINUED
                 ----------------------------------------------------------------------------------
 $      75,000   Panamsat, L.P., Sr. Sub. Disc. Note, 0/11.375%, 8/1/2003                            $      61,125
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     289,126
                 ----------------------------------------------------------------------------------  -------------
                 UTILITIES--0.1%
                 ----------------------------------------------------------------------------------
       125,000   California Energy Co., Sr. Disc. Note, 0/10.25%, 1/15/2004                                116,250
                 ----------------------------------------------------------------------------------  -------------
                 Total High Yield                                                                        4,312,810
                 ----------------------------------------------------------------------------------  -------------
                 INVESTMENT GRADE--2.7%
                 ----------------------------------------------------------------------------------
                 BEVERAGE & TOBACCO--0.3%
                 ----------------------------------------------------------------------------------
       300,000   Philip Morris Cos., Inc., Deb., 6.00%, 7/15/2001                                          295,560
                 ----------------------------------------------------------------------------------  -------------
                 CONGLOMERATES--0.3%
                 ----------------------------------------------------------------------------------
       250,000   Leucadia National Corp., Sr. Sub., 10.375%, 6/15/2002                                     271,875
                 ----------------------------------------------------------------------------------  -------------
                 FINANCIAL INTERMEDIARIES--0.5%
                 ----------------------------------------------------------------------------------
       200,000   Equitable Cos., Inc., Sr. Note, 9%, 12/15/2004                                            233,220
                 ----------------------------------------------------------------------------------
       250,000   Greentree Financial Corp, Sr. Sub. Note, 10.25%, 6/1/2002                                 301,950
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     535,170
                 ----------------------------------------------------------------------------------  -------------
                 INDUSTRIAL PRODUCTS & EQUIPMENT--0.3%
                 ----------------------------------------------------------------------------------
       250,000   Joy Technologies Inc, Sr. Note, 10.25%, 9/1/2003                                          282,453
                 ----------------------------------------------------------------------------------  -------------
                 INSURANCE--0.3%
                 ----------------------------------------------------------------------------------
       250,000   Sunamerica, Inc., Medium Term Note, 7.34%, 8/30/2005                                      262,984
                 ----------------------------------------------------------------------------------  -------------
                 OIL & GAS--0.1%
                 ----------------------------------------------------------------------------------
       100,000   Occidental Petroleum Corp., Sr. Note, 11.75%, 3/15/2011                                   106,673
                 ----------------------------------------------------------------------------------  -------------
                 PRINTING & PUBLISHING--0.3%
                 ----------------------------------------------------------------------------------
       250,000   News America Holdings, Sr. Note, 7.50%, 3/1/2000                                          262,038
                 ----------------------------------------------------------------------------------  -------------
                 RETAILERS--0.3%
                 ----------------------------------------------------------------------------------
       250,000   Penney (J.C.) Co., Inc., Deb., 9.45%, 7/15/2002                                           283,935
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 INVESTMENT GRADE--CONTINUED
                 ----------------------------------------------------------------------------------
                 SOVEREIGN GOVERNMENT--0.3%
                 ----------------------------------------------------------------------------------
 $     250,000   (c)Freeport Terminal (Malta), GTD. Global Note, 7.50%, 3/29/2004                    $     264,407
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL INVESTMENT GRADE                                                                  2,565,095
                 ----------------------------------------------------------------------------------  -------------
    FOREIGN
   CURRENCY
      PAR
    AMOUNT
---------------  ----------------------------------------------------------------------------------
                 FOREIGN--7.1%
                 ----------------------------------------------------------------------------------
                 AUSTRALIAN DOLLAR--0.1%
                 ----------------------------------------------------------------------------------
       150,000   State Bank of New South Wales, 12.25%, 2/26/2001                                          129,973
                 ----------------------------------------------------------------------------------  -------------
                 BELGIAN FRANC--0.4%
                 ----------------------------------------------------------------------------------
     1,500,000   Belgian Gov't., Foreign Gov't. Guarantee, 10.00%, 4/5/1996                                 51,519
                 ----------------------------------------------------------------------------------
     9,000,000   Belgium Kingdom, 7.75%, 10/15/2004                                                        323,491
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     375,010
                 ----------------------------------------------------------------------------------  -------------
                 CANADIAN DOLLAR--0.3%
                 ----------------------------------------------------------------------------------
       400,000   Ontario Hydro, 9.00%, 6/24/2002                                                           320,913
                 ----------------------------------------------------------------------------------  -------------
                 DANISH KRONE--0.2%
                 ----------------------------------------------------------------------------------
     1,200,000   Denmark, 8.00%, 5/15/2003                                                                 225,369
                 ----------------------------------------------------------------------------------  -------------
                 DEUTSCHE MARK--1.1%
                 ----------------------------------------------------------------------------------
       400,000   Bundesobligationen, Deb., 7.25%, 10/20/1997                                               292,415
                 ----------------------------------------------------------------------------------
     1,050,000   Treuhandanstalt, 7.75%, 10/1/2002                                                         802,510
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,094,925
                 ----------------------------------------------------------------------------------  -------------
                 FRENCH FRANC--0.9%
                 ----------------------------------------------------------------------------------
     3,100,000   France O.A.T., 8.50%, 11/25/2002                                                          685,038
                 ----------------------------------------------------------------------------------
       800,000   KFW International Finance, 7.00%, 5/12/2000                                               165,214
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     850,252
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

    FOREIGN
   CURRENCY                                                                                              VALUE
      PAR                                                                                               IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 FOREIGN--CONTINUED
                 ----------------------------------------------------------------------------------
                 ITALIAN LIRA--0.6%
                 ----------------------------------------------------------------------------------
   950,000,000   Buoni Poliennali Del Tes, 9.50%, 1/1/2005                                           $     536,375
                 ----------------------------------------------------------------------------------  -------------
                 JAPANESE YEN--1.8%
                 ----------------------------------------------------------------------------------
   100,000,000   Export-Import Bank Japan, 4.375%, 10/1/2003                                             1,101,966
                 ----------------------------------------------------------------------------------
    10,000,000   Interamerican Development Bank, Deb., 7.25%, 5/15/2000                                    121,990
                 ----------------------------------------------------------------------------------
    42,000,000   KFW International Finance, 6.00%, 11/29/1999                                              487,076
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   1,711,032
                 ----------------------------------------------------------------------------------  -------------
                 NETHERLANDS GUILDER--0.4%
                 ----------------------------------------------------------------------------------
       650,000   Netherlands Government, 5.75%, 1/15/2004                                                  395,788
                 ----------------------------------------------------------------------------------  -------------
                 SPANISH PESETA--0.3%
                 ----------------------------------------------------------------------------------
    40,000,000   Spanish Government, 10.00%, 2/28/2005                                                     320,830
                 ----------------------------------------------------------------------------------  -------------
                 SWEDISH KRONA--0.3%
                 ----------------------------------------------------------------------------------
     1,900,000   Sweden, 6.00%, 2/9/2005                                                                   241,755
                 ----------------------------------------------------------------------------------  -------------
                 UNITED KINGDOM POUND--0.7%
                 ----------------------------------------------------------------------------------
       375,000   UK Conversion, 9.00%, 3/3/2000                                                            617,872
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL FOREIGN                                                                           6,820,094
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL BONDS (IDENTIFIED COST $41,784,046)                                              43,100,720
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
(A)CASH EQUIVALENTS--17.3%
---------------------------------------------------------------------------------------------------
                 TREASURY SECURITY--11.9%
                 ----------------------------------------------------------------------------------
$   11,500,000   United States Treasury Bill, 3/14/1996 (identified cost $11,325,331)                $  11,327,960
                 ----------------------------------------------------------------------------------
                 (E)REPURCHASE AGREEMENT--5.4%
                 ----------------------------------------------------------------------------------
     5,200,000   J.P. Morgan Securities, Inc., 5.930%, dated 11/30/1995, due 12/1/1995 (at
                 amortized cost)                                                                         5,200,000
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL CASH EQUIVALENTS                                                                 16,527,960
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL INVESTMENTS (IDENTIFIED COST $89,469,509)(F)                                  $  95,014,668
                 ----------------------------------------------------------------------------------  -------------


 (a) The Fund purchases Index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to stocks and minimizing trading costs. The total market value of open Index futures contracts is $9,748,125 at November 30, 1995, which represents 10.2% of net assets. Taking into consideration these open Index futures contracts, the Fund's effective, total exposure to stocks is 47.2%. The Fund holds cash equivalents as collateral for the twenty three S & P 500 futures contracts with a market value of $7,008,125. Consequently, the Fund's exposure to large cap stocks is 20.6% of the fund. The Fund holds cash equivalents as collateral for the twenty five S & P Midcap futures contracts with a market value of $2,740,000. Consequently, the Fund's exposure to small cap stocks is 10.4% of the Fund.

 (b) Non-income producing security.


 (c) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At the end of the period, these securities amounted to $968,555 which represents 1.0% of net assets.



 (d) The utility stocks are shown in the asset category in which they were purchased. The Fund's total exposure to utility stocks is 6.6% of net assets.



 (e) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations. The investment in the repurchase agreement was through participation in a joint account with other Federated funds.



 (f) The cost of investments for federal tax purposes amounts to $89,514,976. The net unrealized appreciation of investments on a federal tax basis amounts to $5,499,692 which is comprised of $6,231,054 appreciation and $731,362 depreciation at November 30, 1995.


FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

Note: The categories of investments are shown as a percentage of net assets
      ($95,670,615) at November 30, 1995.

The following acronyms are used throughout this portfolio:

ADR--American Depository Receipt
GDR--Global Depository Receipts
GTD--Guaranty
L.P.--Limited Partnership
PEPs--Participating Equity Preferred Stock
PLC--Public Limited Company
STRYPES--Structured Yield Product Exchangeable for Stock

(See Notes which are an integral part of the Financial Statements)



FEDERATED MANAGED GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

ASSETS:
----------------------------------------------------------------------------------------------------
Total investments in securities, at value (identified cost: $89,469,509 and tax cost $89,514,976)     $ 95,014,668
----------------------------------------------------------------------------------------------------
Cash denominated in foreign currencies (identified cost $99,994)                                            98,712
----------------------------------------------------------------------------------------------------
Income receivable                                                                                          736,588
----------------------------------------------------------------------------------------------------
Receivable for investments sold                                                                            129,755
----------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                 479,073
----------------------------------------------------------------------------------------------------
Receivable for foreign currency sold                                                                       279,184
----------------------------------------------------------------------------------------------------
Deferred expenses                                                                                           36,476
----------------------------------------------------------------------------------------------------  ------------
    Total assets                                                                                        96,774,456
----------------------------------------------------------------------------------------------------
LIABILITIES:
----------------------------------------------------------------------------------------------------
Payable for investments purchased                                                          $ 466,002
-----------------------------------------------------------------------------------------
Payable for shares redeemed                                                                    5,100
-----------------------------------------------------------------------------------------
Payable to Bank                                                                              272,494
-----------------------------------------------------------------------------------------
Payable for taxes withheld                                                                     5,478
-----------------------------------------------------------------------------------------
Payable for daily variation margin                                                             3,550
-----------------------------------------------------------------------------------------
Payable for foreign currency purchased                                                       279,184
-----------------------------------------------------------------------------------------
Accrued expenses                                                                              72,033
-----------------------------------------------------------------------------------------  ---------
    Total liabilities                                                                                    1,103,841
----------------------------------------------------------------------------------------------------  ------------
NET ASSETS for 8,309,115 shares outstanding                                                           $ 95,670,615
----------------------------------------------------------------------------------------------------  ------------
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------
Paid in capital                                                                                       $ 87,285,933
----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, translation of assets and liabilities in
foreign currency, and futures contracts                                                                  5,921,914
----------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments, foreign currency transactions, and
futures contracts                                                                                        1,577,280
----------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                        885,488
----------------------------------------------------------------------------------------------------  ------------
    Total Net Assets                                                                                  $ 95,670,615
----------------------------------------------------------------------------------------------------  ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
----------------------------------------------------------------------------------------------------
Institutional Shares $68,312,920 / 5,929,677 shares outstanding                                             $11.52
----------------------------------------------------------------------------------------------------  ------------
Select Shares $27,357,695 / 2,379,438 shares outstanding                                                    $11.50
----------------------------------------------------------------------------------------------------  ------------

 (See Notes which are an integral part of the Financial Statements)


FEDERATED MANAGED GROWTH FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
----------------------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $15,790)                                                  $  515,991
----------------------------------------------------------------------------------------------------
Interest (net of foreign taxes withheld of $4,502)                                                     2,541,077
----------------------------------------------------------------------------------------------------  ----------
    Total income                                                                                       3,057,068
----------------------------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------------------------------
Investment advisory fee                                                                    $ 434,181
-----------------------------------------------------------------------------------------
Administrative personnel and services fee                                                    155,000
-----------------------------------------------------------------------------------------
Custodian fees                                                                                92,761
-----------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                      56,115
-----------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                      1,855
-----------------------------------------------------------------------------------------
Auditing fees                                                                                 12,407
-----------------------------------------------------------------------------------------
Legal fees                                                                                     3,920
-----------------------------------------------------------------------------------------
Portfolio accounting fees                                                                     32,512
-----------------------------------------------------------------------------------------
Distribution services fee--Select Shares                                                      87,921
-----------------------------------------------------------------------------------------
Shareholder services fee--Institutional Shares                                               115,420
-----------------------------------------------------------------------------------------
Shareholder services fee--Select Shares                                                       29,307
-----------------------------------------------------------------------------------------
Share registration costs                                                                      32,562
-----------------------------------------------------------------------------------------
Printing and postage                                                                          33,620
-----------------------------------------------------------------------------------------
Insurance premiums                                                                             4,700
-----------------------------------------------------------------------------------------
Miscellaneous                                                                                 15,278
-----------------------------------------------------------------------------------------  ---------
    Total expenses                                                                         1,107,559
-----------------------------------------------------------------------------------------
Waivers--
-----------------------------------------------------------------------------------------
Waiver of investment advisory fee                                               $(294,373)
------------------------------------------------------------------------------
Waiver of distribution services fee--Select Shares                                (29,307)
------------------------------------------------------------------------------
Waiver of shareholder services fee--Institutional Shares                         (115,420)
------------------------------------------------------------------------------  ---------
    Total waivers                                                                           (439,100)
-----------------------------------------------------------------------------------------  ---------
    Net expenses                                                                                         668,459
----------------------------------------------------------------------------------------------------  ----------
        Net investment income                                                                          2,388,609
----------------------------------------------------------------------------------------------------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FUTURES CONTRACTS
----------------------------------------------------------------------------------------------------
Net realized gain on investments, foreign currency transactions, and futures contracts                 1,792,344
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments, translation
of assets and liabilities in foreign currency, and futures contracts                                   6,797,361
----------------------------------------------------------------------------------------------------  ----------
    Net realized and unrealized gain on investments, foreign currency, and futures contracts           8,589,705
----------------------------------------------------------------------------------------------------  ----------
        Change in net assets resulting from operations                                                $10,978,314
----------------------------------------------------------------------------------------------------  ----------


(See Notes which are an integral part of the Financial Statements)


FEDERATED MANAGED GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       YEAR ENDED              PERIOD ENDED
                                                                   NOVEMBER 30, 1995        NOVEMBER 30, 1994*
INCREASE (DECREASE) IN NET ASSETS:
---------------------------------------------------------------
OPERATIONS--
---------------------------------------------------------------
Net investment income                                                $    2,388,609           $      547,410
---------------------------------------------------------------
Net realized gain (loss) on investments, foreign
currency transactions, and futures contracts
($2,146,546 net gain and $146,501 net loss respectively,
as computed for federal tax purposes)                                     1,792,344                  (55,426)
---------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of
investments, translation of assets and liabilities in foreign
currency, and futures contracts                                           6,797,361                 (875,447)
---------------------------------------------------------------  ----------------------  ------------------------
     Change in net assets resulting from operations                      10,978,314                 (383,463)
---------------------------------------------------------------  ----------------------  ------------------------
DISTRIBUTIONS TO SHAREHOLDERS--
---------------------------------------------------------------
Distributions from net investment income
---------------------------------------------------------------
     Institutional Shares                                                (1,589,524)                (281,776)
---------------------------------------------------------------
     Select Shares                                                         (320,621)                 (19,872)
---------------------------------------------------------------  ----------------------  ------------------------
          Change in net assets resulting from
          distributions to shareholders                                  (1,910,145)                (301,648)
---------------------------------------------------------------  ----------------------  ------------------------
SHARE TRANSACTIONS--
---------------------------------------------------------------
Proceeds from sale of shares                                             63,762,378               34,167,264
---------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                                    1,014,253                  142,853
---------------------------------------------------------------
Cost of shares redeemed                                                 (10,099,348)              (1,699,843)
---------------------------------------------------------------  ----------------------  ------------------------
     Change in net assets resulting from share
     transactions                                                        54,677,283               32,610,274
---------------------------------------------------------------  ----------------------  ------------------------
          Change in net assets                                           63,745,452               31,925,163
---------------------------------------------------------------
NET ASSETS:
---------------------------------------------------------------
Beginning of period                                                      31,925,163                 --
---------------------------------------------------------------  ----------------------  ------------------------
End of period (including undistributed net investment income of
$885,488 and $252,009, respectively)                                 $   95,670,615           $   31,925,163
---------------------------------------------------------------  ----------------------  ------------------------


* For the period from January 27, 1994 (start of business) to November 30, 1994.

(See Notes which are an integral part of the Financial Statements)


FEDERATED MANAGED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

(1) ORGANIZATION

Managed Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four diversified portfolios. The financial statements included herein are only those of Federated Managed Growth Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.


The Fund offers two classes of shares: Institutional Shares (formerly, Institutional Service Shares) and Select Shares. The Institutional Service Shares changed its name to Institutional Shares effective June 30, 1995.


(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.


     INVESTMENT VALUATIONS--Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.Listed equity securities are valued at the last sale price reported on national security exchanges. All other securities are valued at prices provided by an independent pricing service.

     REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal


FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------
     Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency and futures transactions.



     As a result of differences, the following required reclassifications have been made to the current year financial statements.

                    INCREASE (DECREASE)
                      ACCUMULATED       UNDISTRIBUTED NET
                      NET REALIZED          INVESTMENT
 PAID-IN CAPITAL       GAIN/LOSS              INCOME
    ($   1,647)       ($   153,367)        $    155,014


     Net investment income, net realized gains/losses, and net assets were not affected by this change.

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DEFERRED EXPENSES--The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized using the straight-line method over a period of five years from the Fund's commencement date.

     CONCENTRATION OF CREDIT RISK--The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.


FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

     At November 30, 1995, the industry diversification of the foreign securities was as follows:

                                              % OF                                                              % OF
INDUSTRY                                   NET ASSETS      INDUSTRY                                          NET AASSETS
Agency                                            2.2      Industrial Components                         0.4
Automobiles                                       0.1      Insurance                                     0.5
Banking                                           0.6      Leisure & Tourism                             0.2
Beverages & Tobacco                               0.2      Machinery & Engineering                       1.1
Broadcasting & Publishing                         0.3      Merchandising                                 0.8
Building Materials & Components                   0.5      Metals                                        0.5
Business & Public Services                        0.5      Miscellaneous Materials & Commodities         0.2
Chemicals                                         0.7      Multi-Industry                                0.4
Construction & Housing                            0.2      Real Estate                                   0.2
Data Processing & Reproduction                    0.2      Recreation, Other Consumer Goods              0.3
Electrical & Electronics                          0.3      Retail Trade                                  0.1
Energy Sources                                    0.2      Sovereign                                     4.7
Financial Services                                0.2      State/Provincial                              0.1
Food & Household Products                         0.5      Supranational                                 0.1
Forest Products & Paper                           0.1      Telecommunications                            0.4
Health & Personal Care                            0.6      Transportation                                0.4
                                                           Utilities--Electrical & Gas                   0.3


     FUTURES CONTRACTS--The Fund may purchase and sell futures contracts to accommodate cash flows into and out of the Fund's portfolio and to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Upon entering into a stock futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. For the period ended November 30, 1995, the Fund had realized losses of $1,116,967 on futures contracts. At November 30, 1995, the Fund had outstanding futures contracts as set forth below:


FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                         UNREALIZED
                         CONTRACTS TO       TOTAL FACE                  APPRECIATION
  EXPIRATION DATE      DELIVER/RECEIVE        VALUE       POSITION     (DEPRECIATION)
     December 1995   14 S&P 500              4,019,050         Long      $   231,700
     December 1995   21 S&P Mid Cap          2,232,171         Long           65,229
        March 1996   4 S&P Mid Cap             429,500         Long           13,100
        March 1996   9 S&P 500               2,688,600         Long           68,775
                                                                      -----------------
    Net Unrealized Appreciation/(Depreciation) on Futures Contracts      $   378,804


     DOLLAR ROLL TRANSACTIONS--The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund loans mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financining arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.



     FOREIGN CURRENCY COMMITMENTS--The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At November 30, 1995, the Fund had outstanding foreign currency commitments as set forth below:

                                                                                           UNREALIZED
                                          CONTRACTS TO                                    APPRECIATION
     SETTLEMENT DATE                     DELIVER/RECEIVE            IN EXCHANGE FOR      (DEPRECIATION)
     CONTRACTS PURCHASED:
     December 1, 1995            275,178 Hong Kong Dollar              $  35,581                   (5)
     December 1, 1995            4,724 Argentine Peso                  $   4,725               --
     December 4, 1995            4,574,474 Japanese Yen                $  45,202                 (244)
     December 5, 1995            61,663 Pound Sterling                 $  94,005                  396
     CONTRACTS SOLD:
     December 4, 1995            5,443,173 Japanese Yen                $  45,073                  291
     December 4, 1995            2,520,000 Japanese Yen                $  24,662                 (104)
     December 6, 1995            24,999 Swiss Franc                    $  21,222                  (46)
                                                                                                -----
     Net Unrealized Appreciation/(Depreciation) on Foreign Currency
     Commitments                                                                                  288
                                                                                                -----
                                                                                                -----



FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

     FOREIGN CURRENCY TRANSLATION--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

     Additional information on each restricted security held at November 30, 1995 is as follows:


FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                                               FUND
     SECURITY                                                            ACQUISITION DATE      ACQUISITION COST
     Carr-Goldstein Foods Sr. Sub Note                                             11/9/95        $   25,000
     Coinmach Corporation, Sr. Note                                               11/14/95            25,000
     Crain Industries, Inc., Sr. Sub Note                                          9/22/95            51,375
     Freeport Terminal (Malta), Gtd. Global Note                                   5/12/95           247,740
     Herff Jones, Inc., Sr. Sub Note                                               9/14/95            77,625
     Howmet Corporation, Sr. Sub Note                                             11/22/95            25,000
     IXC Communications, Inc., Sr. Note                                            9/25/95            48,623
     RBX Corp., Sr. Sub Note                                                       10/6/95            50,000
     Six Flags Theme Parks, Sr. Sub Disc. Note                                     6/16/95            73,975
     Van De Kamp's Inc., Sr. Sub Note                                              9/14/95            50,000
     Westinghouse Electric Corp., PEPS                                     9/27/95-9/28/95           245,525


     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                                            YEAR ENDED                PERIOD ENDED
                                                         NOVEMBER 30, 1995        NOVEMBER 30, 1994(A)
INSTITUTIONAL SHARES                                   SHARES       AMOUNT        SHARES       AMOUNT
Shares sold                                           3,678,939  $  39,452,689   3,096,651  $  31,041,322
---------------------------------------------------
Shares issued to shareholders in
payment of distributions declared                        72,763        769,585      12,494        125,915
---------------------------------------------------
Shares redeemed                                        (772,807)    (8,225,144)   (158,363)    (1,579,515)
---------------------------------------------------  ----------  -------------  ----------  -------------
     Net change resulting from Institutional Share
       transactions                                   2,978,895  $  31,997,130   2,950,782  $  29,587,722
---------------------------------------------------  ----------  -------------  ----------  -------------


(a) For the period from January 27, 1994 (start of business) to November 30,
    1994.


FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------

                                                            YEAR ENDED                PERIOD ENDED
                                                         NOVEMBER 30, 1995        NOVEMBER 30, 1994(A)
SELECT SHARES                                          SHARES       AMOUNT        SHARES       AMOUNT
Shares sold                                           2,233,281  $  24,309,689     311,261  $   3,125,942
---------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                   22,609        244,668       1,680         16,938
---------------------------------------------------
Shares redeemed                                        (177,462)    (1,874,204)    (11,931)      (120,328)
---------------------------------------------------  ----------  -------------  ----------  -------------
     Net change resulting from Select Share
       transactions                                   2,078,428  $  22,680,153     301,010  $   3,022,552
---------------------------------------------------  ----------  -------------  ----------  -------------
          Total net change resulting from Share
            transactions                              5,057,323  $  54,677,283   3,251,792  $  32,610,274
---------------------------------------------------  ----------  -------------  ----------  -------------


(a) For the period from January 27, 1994 (start of business) to November 30,
    1994.

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to .75 of 1% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Under the terms of a sub-advisory agreement between the Adviser and Federated Global Research Corp., Federated Global Research Corp. receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. This fee is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Select shares. The Plan provides that the Fund may incur distribution expenses of up to .75 of 1% of average net assets, annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

FEDERATED MANAGED GROWTH FUND
--------------------------------------------------------------------------------


SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to .25 of 1% of average daily net assets of the Fund for the period. This fee is to obtain certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion. For the fiscal year ended November 30, 1995, the Institutional Shares fully waived its shareholder service fee.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES--Federated Services Company ("FServ") serves as transfer and dividend disbursing agent for the Fund. This fee is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses ($35,959) and start-up administrative service expenses of ($39,068) were borne initially by Adviser. The Fund has agreed to reimburse Adviser for the organizational and start-up administrative expenses during the five year period following effective date. For the period ended November 30, 1995, the Fund paid $7,896 and $5,001, respectively, pursuant to this agreement.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1995, were as follows:

--------------------------------------------------------------------------------------------------
PURCHASES                                                                                           $  110,105,897
--------------------------------------------------------------------------------------------------  --------------
SALES                                                                                               $   57,736,580
--------------------------------------------------------------------------------------------------  --------------



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of MANAGED SERIES TRUST
(Federated Managed Growth Fund):

We have audited the accompanying statement of assets and liabilities of Federated Managed Growth Fund (an investment portfolio of Managed Series Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of November 30, 1995, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights (see pages 2 and 27 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Managed Growth Fund (an investment portfolio of Managed Series Trust) as of November 30, 1995, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.


                                                             ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania
January 18, 1996



APPENDIX
--------------------------------------------------------------------------------

STANDARD AND POOR'S RATINGS GROUP LONG-TERM DEBT RATINGS

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B--Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC--Debt rated CCC has currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.
C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI--The rating CI is reserved for income bonds on which no interest is being paid.

D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICE, INC., LONG-TERM DEBT RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

NR--NR indicates that Fitch does not rate the specific issue.

PLUS (+) OR MINUS (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.


ADDRESSES
--------------------------------------------------------------------------------

Federated Managed Growth Fund
                    Institutional Shares                                          Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------

Distributor
                    Federated Securities Corp.                             Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------

Investment Adviser
                    Federated Management                                   Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------

Sub-Adviser
                    Federated Global                                       175 Water Street
                    Research Corp.                                         New York, NY 10038-4965
---------------------------------------------------------------------------------------------------------------------

Custodian
                    State Street Bank and                                  P.O. Box 8600
                    Trust Company                                          Boston, Massachusetts 02266-8600
---------------------------------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent
                    Federated Services Company                             P.O. Box 8600
                                                                           Boston, Massachusetts 02266-8600
---------------------------------------------------------------------------------------------------------------------

Independent Public Accountants
                    Arthur Andersen LLP                                    2100 One PPG Place
                                                                           Pittsburgh, Pennsylvania 15222
---------------------------------------------------------------------------------------------------------------------



FEDERATED MANAGED
GROWTH FUND
INSTITUTIONAL SHARES
PROSPECTUS

A Diversified Portfolio
of Managed Series Trust,
an Open-End Management
Investment Company


Prospectus dated January 31, 1996


[LOGO]  FEDERATED SECURITIES CORP.
        ---------------------------------------------
        Distributor
        A subsidiary of FEDERATED INVESTORS

        FEDERATED INVESTORS TOWER
        PITTSBURGH, PENNSYLVANIA 15222-3779

        Cusip 56166K503
        3122010A-SS (1/96)

Lifecycle Investing
MANAGED SERIES TRUST
From Federated Investors
(LOGO)



FEDERATED MANAGED AGGRESSIVE GROWTH FUND
Lifecycle Investing
MANAGED SERIES TRUST
SELECT SHARES

Federated Managed Aggesive Growth Fund is part of Managed Series Trust, a lifecycleinvesting program from Federated Investors.

Other Funds available in Managed Series Trust are Federated Managed Income Fund, Federated Managed Growth and Income Fund, and Federated Managed
Growth Fund.

(LOGO)
FEDERATED SECURITIES CORP.
Distributor
A subsidiary of Federated Investors

(LOGO)


FEDERATED MANAGED AGGRESSIVE GROWTH FUND
(A PORTFOLIO OF MANAGED SERIES TRUST)
SELECT SHARES
PROSPECTUS

The Select Shares of Federated Managed Aggressive Growth Fund (the "Fund") offered by this prospectus represent interests in the Fund, which is a diversified investment portfolio of Managed Series Trust (the "Trust"). The Trust is an open-end management investment company (a mutual fund).

The investment objective of the Fund is to seek capital appreciation. The Fund invests in both bonds and stocks. Select Shares are sold at net asset value.
THE SELECT SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SELECT SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Select Shares of the Fund. Keep this prospectus for future reference.


The Fund has also filed a Statement of Additional Information for Select Shares and Institutional Shares of all portfolios of the Trust dated January 31, 1996 with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information, or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-235-4669. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated January 31, 1996



TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY OF FUND EXPENSES                                                       1
------------------------------------------------------


FINANCIAL HIGHLIGHTS--SELECT SHARES                                            2
------------------------------------------------------


GENERAL INFORMATION                                                            3
------------------------------------------------------

INVESTMENT INFORMATION                                                         3
------------------------------------------------------

  Investment Objective                                                         3
  Investment Policies                                                          3

  Investment Limitations                                                      15

TRUST INFORMATION                                                             15
------------------------------------------------------

  Management of the Trust                                                     15
  Distribution of Select Shares                                               19
  Administration of the Fund                                                  20
  Brokerage Transactions                                                      20

NET ASSET VALUE                                                               20
------------------------------------------------------

INVESTING IN SELECT SHARES                                                    21
------------------------------------------------------

  Share Purchases                                                             21

  Minimum Investment Required                                                 21
  What Shares Cost                                                            22
  Subaccounting Services                                                      22
  Systematic Investment Program                                               22
  Certificates and Confirmations                                              22
  Dividends                                                                   22
  Capital Gains                                                               23

REDEEMING SELECT SHARES                                                       23
------------------------------------------------------

  Through a Financial Institution                                             23
  Telephone Redemption                                                        23
  Written Requests                                                            24

  Systematic Withdrawal Program                                               24
  Accounts with Low Balances                                                  24

SHAREHOLDER INFORMATION                                                       25
------------------------------------------------------

  Voting Rights                                                               25


TAX INFORMATION                                                               25
------------------------------------------------------

  Federal Income Tax                                                          25
  State and Local Taxes                                                       25

PERFORMANCE INFORMATION                                                       26
------------------------------------------------------

OTHER CLASSES OF SHARES                                                       26
------------------------------------------------------


FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES                                    27
------------------------------------------------------


FINANCIAL STATEMENTS                                                          28
------------------------------------------------------


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                                      62

------------------------------------------------------

APPENDIX                                                                      63
------------------------------------------------------

ADDRESSES                                                                     66
------------------------------------------------------


SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

                                                         SELECT SHARES
                                               SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)....................................................................       None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)....................................................................       None
Contingent Deferred Sales Charge (as a percentage of original
  purchase price or redemption proceeds, as applicable)..................................................       None
Redemption Fee (as a percentage of amount redeemed, if applicable).......................................       None
Exchange Fee.............................................................................................       None
                                                   ANNUAL OPERATING EXPENSES
                                            (As a percentage of average net assets)
Management Fee (after waiver) (1)........................................................................       0.00%
12b-1 Fee (after waiver) (2).............................................................................       0.50%
Total Other Expenses (after expense reimbursement).......................................................       1.25%
     Shareholder Services Fee.................................................................       0.25%
          Total Operating Expenses (3)...................................................................       1.75%


(1) The management fee has been reduced to reflect the voluntary waiver of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75%.

(2) The maximum 12b-1 fee is 0.75%.

(3) The total operating expenses would have been 3.46% absent the voluntary waivers of the management fee and a portion of the 12b-1 fee and the voluntary reimbursement of certain other operating expenses.

     The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Select Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Select Shares" and "Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE                                                                  1 year     3 years    5 years    10 years
You would pay the following expenses on a $1,000 investment assuming
(1) 5% annual return and (2) redemption at the end of each time
period................................................................     $18        $55        $95        $206


     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FEDERATED MANAGED AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS--SELECT SHARES
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Reference is made to the Report of Independent Public Accountants on page 62.

                                                                                     YEAR ENDED        PERIOD ENDED
                                                                                    NOVEMBER 30,       NOVEMBER 30,
                                                                                        1995              1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                  $    9.80          $   10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------
  Net investment income                                                                    0.17               0.13
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
  foreign currency, and futures contracts                                                  1.89              (0.25)
--------------------------------------------------------------------------------        -------            -------
  Total from investment operations                                                         2.06              (0.12)
--------------------------------------------------------------------------------        -------            -------
LESS DISTRIBUTIONS
--------------------------------------------------------------------------------
  Distributions from net investment income                                                (0.25)             (0.08)
--------------------------------------------------------------------------------
  Distributions from net realized gain on investments,
  foreign currency transactions, and futures contracts                                    (0.02)            --
--------------------------------------------------------------------------------        -------            -------
  Total distributions                                                                     (0.27)             (0.08)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                        $   11.59          $    9.80
--------------------------------------------------------------------------------        -------            -------
TOTAL RETURN (B)                                                                          21.36%             (1.20%)
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------
  Expenses                                                                                 1.75%              1.64%*
--------------------------------------------------------------------------------
  Net investment income                                                                    2.65%              2.67%*
--------------------------------------------------------------------------------
  Expense waiver/reimbursement                                                             1.71%(c)       1.97*(d)
--------------------------------------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                               $12,342             $1,673
--------------------------------------------------------------------------------
  Portfolio turnover                                                                        139%                77%
--------------------------------------------------------------------------------


  * Computed on an annualized basis.

(a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from January 27, 1994 (start of business) to May 24, 1994, the Fund had no investment activity.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) The Adviser waived $6,858 of the investment advisory fee, which represents 0.11% of average net assets, to comply with certain state expense limitations. The remainder of the waiver/reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

Further information about the Fund's performance is contained in the Fund's annual report for the year ended November 30, 1995, which can be obtained free of charge.

GENERAL INFORMATION
--------------------------------------------------------------------------------

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") have established two classes of shares of the Fund, known as Select Shares and Institutional Shares. This prospectus relates only to Select Shares.

Select Shares ("Shares") of the Fund are designed primarily for retail and private banking customers of financial institutions as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of bonds and equities. A minimum initial investment of $1,500 is required.

Shares are currently sold and redeemed at net asset value without a sales charge imposed by the Fund.

INVESTMENT INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek capital appreciation. There can be, of course, no assurance that the Fund will achieve its investment objective. The Fund's investment objective cannot be changed without the approval of shareholders. Unless otherwise noted, the Fund's investment policies may be changed by the Trustees without shareholder approval.

INVESTMENT POLICIES

ASSET ALLOCATION. The Fund will primarily invest in two types of assets: equities and bonds. The Fund's investment approach is based on the conviction that, over time, the choice of investment asset categories and their relative long-term weightings within the portfolio will have the primary impact on its investment performance. Of secondary importance to the Fund's performance are the shifting of money among asset categories and the selection of securities within asset categories. Therefore, the Fund will pursue its investment objective in the following manner: (1) by setting long-term ranges for each asset category; (2) by moving money among asset categories within those defined ranges; and (3) by actively selecting securities within each of the asset categories. The Fund attempts to minimize risk by allocating its assets in such a fashion.

Within each of these types of investments, the Fund has designated asset categories. As a matter of investment policy, ranges have been set for each asset category's portfolio commitment.

The Fund will invest between 60 and 100 percent of its assets in equities. The equities asset categories are large company stocks, small company stocks, foreign stocks, and equity reserves.

The Fund will invest between 0 and 40 percent of its assets in bonds. The Fund's adviser believes that bonds offer opportunities for growth of capital or otherwise may be desirable under prevailing market or economic conditions. The bond asset categories are U.S. Treasury securities, mortgage-backed securities, investment-grade corporate bonds, high yield corporate bonds and foreign bonds.

The following is a summary of the asset categories and the amount of the Fund's total assets which may be invested in each asset category:

ASSET CATEGORY                                RANGE
EQUITIES                                     60-100%
Large Company Stocks                         0-100%
Small Company Stocks                          0-40%
Foreign Stocks                                0-40%
Equity Reserves                               0-20%
BONDS                                         0-40%
U.S. Treasury Securities                     0-32.5%
Mortgage-Backed Securities                   0-12.5%
Investment-Grade Corporate Bonds             0-12.5%
High Yield Corporate Bonds                    0-16%
Foreign Bonds                                 0-16%


The Fund's adviser will regularly review the Fund's allocation among the asset categories and make any changes, within the ranges established for each asset category, that it believes will provide the most favorable outlook for achieving the Fund's investment objective. The Fund's adviser will attempt to exploit inefficiencies among the various asset categories. If, for example, foreign stocks are judged to be unusually attractive relative to other asset categories, the allocation for foreign stocks may be moved to its upper limit. At other times, when foreign stocks appear to be overvalued, the commitment may be moved down to a lesser allocation. There is no assurance, however, that the adviser's attempts to pursue this strategy will result in a benefit to the Fund.

Each asset category within the Fund will be a managed portfolio. The Fund will seek superior investment performance through security selection in addition to determining the percentage of its assets to allocate to each of the asset categories.

EQUITY ASSET CATEGORIES. The portion of the Fund's assets which is invested in equities will be allocated among the following asset categories within the ranges specified:

         LARGE COMPANY STOCKS. Large company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of high-quality companies selected by the Fund's adviser. Ordinarily, these companies will be in the top 25 percent of their industries with regard to revenues and have a market capitalization of $500,000,000 or more. However, other factors, such as a company's product position, market share, current earnings and/or dividend and earnings growth prospects, will be considered by the Fund's adviser and may outweigh revenues. The Fund may invest up to 100 percent of its total assets in large company stocks.
         SMALL COMPANY STOCKS. Small company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of companies with a market capitalization (market price x number of shares outstanding) below the top 1,000 stocks that comprise the large and mid-range capitalization sector of the United States equity market. These stocks are comparable to, but not limited to, the stocks comprising the Russell 2000 Index, an index of small capitalization stocks. The Fund may invest up to 40 percent of its total assets in small company stocks.


         INVESTMENT RISKS. Stocks in the small capitalization sector of the United States equity market have historically been more volatile in price than larger capitalization stocks, such as those included in the Standard & Poor's Ratings Group 500 Index. This is because, among other things, small companies have less certain growth prospects than larger companies; have a lower degree of liquidity in the equity market; and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, the stocks of small companies may, to some degree, fluctuate independently of the stocks of large companies; that is, small company stocks may decline in price as large company stocks rise in price or vice versa.


     FOREIGN STOCKS. Foreign stocks are equity securities of established companies in economically developed countries other than the United States. These securities may be either dollar-denominated or denominated in foreign currencies. American Depository Receipts ("ADRs"), including dollar denominated ADRs which are issued by domestic banks and traded in the United States on exchanges or over-the-counter, are treated as foreign stocks for purposes of the asset category ranges. The Fund may invest up to 40 percent of its total assets in foreign stocks.


     EQUITY RESERVES. When the adviser believes that a temporary defensive position is desirable, the Fund may invest in equity reserves. Equity reserves will be used to adjust the risk level of the equity portion of the Fund in response to market conditions. Equity reserves will consist of U.S. and foreign short-term money market instruments such as commercial paper rated A-1 by Standard and Poor's Ratings Group ("Standard & Poor's"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1 by Fitch Investors Service, Inc. ("Fitch"). The Fund may invest up to 20 percent of its total assets in equity reserves.


BOND ASSET CATEGORIES. The portion of the Fund's assets which is invested in bonds ("Bond Assets") will be allocated among the following asset categories within the ranges specified. The prices of fixed income securities fluctuate inversely to the direction of interest rates. Generally, the Fund will invest in Bond Assets which are believed to offer opportunities for growth of capital when the adviser believes interest rates will decline and, therefore, the value of the debt securities will increase, or the market value of bonds will increase due to factors affecting certain types of bonds or particular issuers, such as improvement in credit quality due to company fundamentals or economic conditions or assumptions on changes in trends in prepayment rates with respect to mortgage-backed securities. The average duration of the Fund's Bond Assets will be not less than three nor more than nine years. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with shorter durations generally have less volatile prices than securities of comparable quality with longer durations. The Fund should be expected to maintain a higher average duration during periods of lower expected market volatility, and a lower average duration during periods of higher expected market volatility.

     U.S. TREASURY SECURITIES. U.S. Treasury securities are direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds. The Fund may invest up to 32.5 percent of its total assets in U.S. Treasury securities. The Fund may invest in other U.S. government securities if, in the judgment of the adviser, other U.S. government securities are more attractive than U.S. Treasury securities.

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an undivided interest in a pool of residential mortgages or may be collateralized by a pool of residential mortgages. Mortgage-backed securities are generally either issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") or other U.S. government agencies or instrumentalities. Mortgage-backed securities may also be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. The Fund may invest up to 12.5 percent of its total assets in mortgage-backed securities.

     INVESTMENT-GRADE CORPORATE BONDS. Investment-grade corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BBB or higher by a nationally recognized statistical rating organization ("NRSRO"). The Fund may invest up to 12.5 percent of its total assets in investment-grade corporate bonds. In certain cases, the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the investment-grade bonds described above. Yankee bonds, which are U.S. dollar-denominated bonds issued and traded in the United States by foreign issuers, are treated as investment-grade corporate bonds for purposes of the asset category ranges.

     HIGH YIELD CORPORATE BONDS. High yield corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BB or lower by NRSROs (commonly known as junk bonds). The Fund may invest up to 16 percent of its total assets in high yield corporate bonds. There is no minimal acceptable rating for a security to be purchased or held in the Fund's portfolio, and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category. (See "Appendix.") In certain cases the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the high yield bonds described above.

         INVESTMENT RISKS. Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time. As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities.

         Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

     FOREIGN BONDS. Foreign bonds are high-quality debt securities of countries other than the United States. The Fund's portfolio of foreign bonds will be comprised mainly of foreign government, foreign governmental agency or supranational institution bonds. The Fund will also invest in high-quality debt securities issued by corporations in countries other than the United States and subject to the Fund's credit limitations for foreign bonds. The Fund may invest up to 16 percent of its total assets in foreign bonds.

ACCEPTABLE INVESTMENTS

     EQUITY SECURITIES. Common stocks represent ownership interest in a corporation. Unlike bonds, which are debt securities, common stocks have neither fixed maturity dates nor fixed schedules of promised payments. Foreign stocks are equity securities of foreign issuers.

     FOREIGN SECURITIES. The foreign bonds in which the Fund invests are rated within the four highest ratings for bonds by Moody's (Aaa, Aa, A or Baa) or by Standard & Poor's (AAA, AA, A or BBB) or are unrated if determined to be of equivalent quality by the Fund's adviser.

         INVESTMENT RISKS. Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities apply to securities issued by foreign corporations and sovereign governments. These risks relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, currency fluctuations, withholding taxes on interest, limitations on the use or transfer of Fund assets, political or social instability and adverse diplomatic developments. It may also be more difficult to enforce contractual obligations or obtain court judgments abroad than would be the case in the United States because of differences in the legal systems. If the issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, the Fund may have limited legal recourse in the event of default. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Additional differences exist between investing in foreign and domestic securities. Examples of such differences include: less publicly available information about foreign issuers; credit risks associated with certain foreign governments; the lack of uniform financial accounting standards applicable to foreign issuers; less readily available market quotations on foreign issuers; the likelihood that securities of foreign issuers may be less liquid or more volatile; generally higher foreign brokerage commissions; and unreliable mail service between countries.

     EQUITY RESERVES. The Fund's equity reserves may be cash received from the sale of Fund shares, reserves for temporary defensive purposes or to take advantage of market opportunities.

         REPURCHASE AGREEMENTS. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

     CONVERTIBLE SECURITIES. Convertible securities are fixed-income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The adviser may treat convertible securities as large company stocks, small company stocks, or high yield bonds for purposes of the asset category ranges, depending upon current market conditions, including the relationship of the then-current price to the conversion price. The convertible securities in which the Fund invests may be rated "high yield" or of comparable quality at the time of purchase.

     U.S. TREASURY AND OTHER U.S. GOVERNMENT SECURITIES. The U.S. Treasury and other U.S. government securities in which the Fund invests are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Fund may invest are limited to:

       direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and

       obligations issued by U.S. government agencies or instrumentalities, including securities that are supported by the full faith and credit of the U.S. Treasury (such as GNMA certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of an agency or instrumentality (such as FNMA and FHLMC bonds).

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities collateralized by residential mortgages. The mortgage-backed securities in which the Fund may invest may be:

       issued by an agency of the U.S. government, typically GNMA, FNMA or FHLMC;

       privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

       privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and

       other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are bonds issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. Most of the CMOs in which the Fund would invest use the same basic structure:

             Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date; the final class (or Z bond) typically receives the residual income from the underlying investments after payments are made to the other classes.

             The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities.

             The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest maturity security (or B bond). This process continues until all of the classes have been paid off.

         Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. The interest portion of these payments is distributed by the Fund as income and the capital portion is reinvested.

         The Fund will invest only in CMOs which are rated AAA or Aaa by an NRSRO.

         REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations or a segregated pool of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates, and a single class of "residual interests." To qualify as a REMIC, substantially all of the assets of the entity must be in assets directly or indirectly secured principally by real property.

         CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying mortgages. Distributions to holders of mortgage-backed securities include both interest and principal payments. Principal payments represent the amortization of the principal of the underlying mortgages and any prepayments of principal due to prepayment, refinancing, or foreclosure of the underlying mortgages. Although maturities of the underlying mortgage loans may range up to 30 years, amortization and prepayments substantially shorten the effective maturities of mortgage-backed securities. Due to these features, mortgage-backed securities are less effective as a means of "locking in" attractive long-term interest rates than fixed-income securities which pay only a stated amount of interest until maturity, when the entire principal amount is returned. This is caused by the need to reinvest at lower interest rates both distributions of principal generally and significant prepayments which become more likely as mortgage interest rates decline. Since comparatively high interest rates cannot be effectively "locked in," mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other non-callable, fixed-income government securities of comparable stated maturities. However, mortgage-backed securities may experience less pronounced declines in value during periods of rising interest rates.

         In addition, some of the CMOs purchased by the Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or "SMBSs"). Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased by the Fund. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs and a reduction in the amount of payments made to holders of interest-only SMBSs. It is possible that the Fund might not recover its original investment in interest-only SMBSs if there are substantial prepayments on the underlying mortgages. Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed-income securities. The Fund's adviser intends to use this characteristic of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Fund's portfolio, while continuing to pursue the Fund's investment objective.

     CORPORATE BONDS. The investment-grade corporate bonds in which the Fund invests are:

       rated within the four highest ratings for corporate bonds by Moody's (Aaa, Aa, A, or Baa), Standard & Poor's (AAA, AA, A, or BBB), or Fitch (AAA, AA, A, or BBB);

       unrated if other long-term debt securities of that issuer are rated, at the time of purchase, Baa or better by Moody's or BBB or better by Standard & Poor's or Fitch; or

       unrated if determined to be of equivalent quality to one of the foregoing rating categories by the Fund's adviser.

     Securities which are rated BBB by Standard & Poor's or Fitch or Baa by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. If a security's rating is reduced below the required minimum after the Fund has purchased it, the Fund is not required to sell the security, but may consider doing so.

     The high yield corporate bonds in which the Fund invests are rated Ba or lower by Moody's or BB or lower by Standard & Poor's or Fitch (commonly known as junk bonds). A description of the rating categories is contained in the Appendix to this prospectus.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies, but it will not own more than 3 percent of the total outstanding voting stock of any such investment company, invest more than 5 percent of its total assets in any one such investment company, or invest more than 10 percent of its total assets in such other investment companies in general. To the extent that the Fund invests in securities issued by other investment companies, the Fund will indirectly bear its proportionate share of any fees and expenses paid by such companies in addition to the fees and expenses payable directly by the Fund.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. However, the Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15 percent of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.


The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.


LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100 percent of the value of the securities loaned.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

FOREIGN CURRENCY TRANSACTIONS. The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency exchanges may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

     CURRENCY RISKS. To the extent that debt securities purchased by the Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated and are maintained until the contract has been settled. The Fund will not enter into a forward contract with a term of more than one year.

The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served. The Fund will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the Fund's assets denominated in that currency. The Fund will not invest more than 40% of its total assets in forward foreign currency exchange contracts.

OPTIONS. The Fund may deal in options on foreign currencies, foreign currency futures, securities, and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. The Fund will use options only to manage interest rate and currency risks. The Fund may write covered call options to generate income. The Fund may write covered call options and secured put options on up to 25 percent of its net assets and may purchase put and call options provided that no more than 5 percent of the fair market value of its net assets may be invested in premiums on such options.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying currency, security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying currency, security or other asset at the exercise price during the option period. The writer of a covered call owns assets that are acceptable for escrow, and the writer of a secured put invests an amount not less than the exercise price in eligible assets to the extent that it is obligated as a writer. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset at a disadvantageous price.

Over-the-counter options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options, which may not be continuously liquid, are available for a greater variety of assets and with a wider range of expiration dates and exercise prices, than are exchange traded options.

FUTURES AND OPTIONS ON FUTURES. The Fund may purchase and sell futures contracts to accommodate cash flows into and out of the Fund's portfolio and to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Interest rate futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract, and the buyer agrees to take delivery of the instrument at the specified future time.

Stock index futures contracts are based on indexes that reflect the market value of common stock of the firms included in the indexes. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The Fund may utilize stock index futures to handle cash flows into and out of the Fund and to potentially reduce transactional costs.

The Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect its portfolio securities against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5 percent of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts are unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security or will make deposits to collateralize the position as discussed above.

     RISKS. When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option.

     It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.


PORTFOLIO TURNOVER. Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The Fund's rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover involves correspondingly greater transaction expenses which must be borne directly by the Fund and, thus indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them. (Further information is contained in the Fund's Statement of Additional Information within the sections "Brokerage Transactions" and "Tax Status"). Nevertheless, transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the Fund's adviser deems it appropriate to make changes in the Fund's portfolio.


INVESTMENT LIMITATIONS

The Fund will not:

       borrow money directly or through reverse repurchase agreements or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15 percent of the value of those assets to secure such borrowings;

       lend any securities except for portfolio securities; or

       underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations.

The above investment limitations cannot be changed without shareholder approval.

TRUST INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.


INVESTMENT ADVISER. Except as noted below with regard to the sub-adviser, investment decisions for the Fund are made by Federated Management, the Fund's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.


     ADVISORY FEES. The Adviser receives an annual investment advisory fee equal to .75 of 1% of the Fund's average daily net assets. The fee paid by the Fund, while higher than the advisory fee paid by other mutual funds in general, is comparable to fees paid by other mutual funds with similar objectives and policies. Under the advisory contract, which provides for voluntary reimbursement of expenses by the Adviser, the Adviser may voluntarily waive some or all of its fee. This does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities. The Adviser has also undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states.

     ADVISER'S BACKGROUND. Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940.


SUB-ADVISER. Under the terms of the Sub-Advisory Agreement between the Adviser and Federated Global Research Corp. (the "Sub-Adviser"), the Sub-Adviser will provide the Adviser such investment advice, statistical and other factual information as may, from time to time, be reasonably requested by the Adviser.
     SUB-ADVISORY FEES. For its services under the Sub-Advisory Agreement, the Sub-Adviser receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

     SUB-ADVISER'S BACKGROUND. Federated Global Research Corp., incorporated in Delaware on May 12, 1995, is a registered investment adviser under the Investment Advisers Act of 1940. Prior to September 1995, the Sub-Adviser had not served as an investment adviser to mutual funds.

The Adviser and Sub-Adviser are subsidiaries of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


Federated Management, Federated Global Research Corp. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $80 billion invested across more than 250 funds under management and/or administration by its subsidiaries, as of December 31, 1995, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,800 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.

The Trust, the Adviser, and the Sub-Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of these codes are subject to review by the Trustees, and could result in severe penalties.

PORTFOLIO MANAGERS' BACKGROUNDS

     Charles A. Ritter is the portfolio manager for the Fund and performs the overall allocation of the assets of the Fund among the various asset categories. He has performed these duties since the Fund's inception. In allocating the Fund's assets, Mr. Ritter evaluates the market environment and economic outlook, utilizing the services of the Adviser's economist and strategist. Mr. Ritter joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser since 1992. From 1988 until 1991, Mr. Ritter acted as an Assistant Vice President. Mr. Ritter is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Chicago and his M.S. in Economics from Carnegie Mellon University.

     The portfolio managers for each of the individual asset categories are as follows:


     Peter R. Anderson and Aash Shah are portfolio managers for the domestic large company stocks asset category. Mr. Anderson has performed this duty since the Fund's inception. Mr. Shah assumed his responsibilities in December 1995. Mr. Anderson joined Federated Investors in 1972 and is presently a Senior Vice President of the Fund's Adviser. Mr. Anderson is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Wisconsin. Mr. Shah joined Federated Investors in 1993 as an Investment Analyst and has been an Assistant Vice President of the Fund's Adviser since 1995. Mr. Shah was employed at Westinghouse Credit Corp. from 1990 to 1993 as an Investment Analyst. Mr. Shah received his M.S.I.A. from Carnegie Mellon University with a concentration in finance and accounting. Mr. Shah is a Chartered Financial Analyst.

     James Grefenstette is the portfolio manager for the domestic small company stocks asset category. He has served in this capacity since August 1994. Mr. Grefenstette joined Federated Investors in 1992 and has been an Assistant Vice President of the Fund's Adviser since 1994. From 1992 until 1994, Mr. Grefenstette acted as an investment analyst. Mr. Grefenstette was a credit analyst at Westinghouse Credit Corp. from 1990 until 1992. Mr. Grefenstette received his M.S.I.A. from Carnegie Mellon University.

     Henry Frantzen, Drew Collins, Mark Kopinski, Frank Semack, and Alexandre de Bethmann are portfolio managers for the foreign stocks asset category.



     Henry A. Frantzen has been a portfolio manager of the Fund since November 1995. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of the Fund's Sub-Adviser. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 to 1995. He was the Executive Vice President and Director of Equities at Oppenheimer Management Corporation from 1989 to 1991. Mr. Frantzen received his B.S. in finance and marketing from the University of North Dakota.



     Drew J. Collins has been a portfolio manager of the Fund since November 1995. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's Sub-Adviser. Mr. Collins served as a Vice President/Portfolio Manager of international equity portfolios at Arnhold and S. Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/ Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the University of Pennsylvania.



     Mark S. Kopinski has been a portfolio manager of the Fund since November 1995. Mr. Kopinski joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. Kopinski served as Vice President/Portfolio Manager of international equity funds at Twentieth Century Mutual Funds from 1990 to 1995. Mr. Kopinski received his M.B.A. in Asian Studies from the University of Illinois.



     Frank Semack has been a portfolio manager of the Fund since November 1995. Mr. Semack joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. Semack served as an Investment Analyst at Omega Advisers, Inc. from 1993 to 1994. He served as an



     Associate Director/Portfolio Manager of Wardley Investment Services, Ltd. from 1987 to 1993. Mr. Semack received his M.Sc. in economics from the London School of Economics.



     Alexandre de Bethmann has been a portfolio manager of the Fund since November 1995. Mr. de Bethmann joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. de Bethmann served as Assistant Vice President/Portfolio Manager for Japanese and Korean equities at the College Retirement Equities Fund from 1994 to 1995. He served as an International Equities Analyst and then as an Assistant Portfolio Manager at the College Retirement Equities Fund between 1987 and 1994. Mr. de Bethmann received his M.B.A. in Finance from Duke University.


     Henry Frantzen, Drew Collins, and Robert Kowit are portfolio managers for the foreign bonds asset category. They have performed these duties since November 1995.

     Robert M. Kowit joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. Kowit served as a Managing Partner of Copernicus Global Asset Management from January 1995 through October 1995. From 1990 to 1994, he served as Senior Vice President of International Fixed Income and Foreign Exchange for John Hancock Advisers. Mr. Kowit received his M.B.A. from Iona College with a concentration in finance.

     Susan M. Nason and Joseph M. Balestrino are portfolio managers for the U.S. Treasury securities asset category. Ms. Nason has performed this duty since the Fund's inception. Mr. Balestrino assumed his responsibilities on March 1, 1995. Ms. Nason joined Federated Investors in 1987 and has been a Vice President of the Fund's Adviser since 1993. Ms. Nason served as an Assistant Vice President of the Adviser from 1990 until 1992. Ms. Nason is a Chartered Financial Analyst and received her M.S.I.A. in Finance from Carnegie Mellon University. Mr. Balestrino joined Federated Investors in 1986 and has been Vice President of the Fund's Adviser since 1995. Mr. Balestrino served as an Assistant Vice President from 1991 until 1995, and as an investment analyst of the Adviser from 1989 until 1991. Mr. Balestrino is a Chartered Financial Analyst and received his M.A. in Urban and Regional Planning from the University of Pittsburgh.
     Thomas M. Franks is the portfolio manager for the equity reserves asset category. He has performed these duties since the Fund's inception. Mr. Franks joined Federated Investors in 1985 and has been a Vice President of the Fund's Adviser since 1990. Mr. Franks is a Chartered Financial Analyst and received his M.S.I.A. in Business Administration from Carnegie Mellon University.

     Kathleen M. Foody-Malus and James D. Roberge are portfolio managers for the mortgage-backed securities asset category. Ms. Foody-Malus has performed this duty since the Fund's inception. Mr. Roberge assumed his responsibilities on March 1, 1995. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser since 1993. Ms. Foody-Malus served as an Assistant Vice President of the Adviser from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh. Mr. Roberge joined Federated Investors in 1990 and has been a Vice President of the Fund's Adviser since October, 1994. Prior to this, Mr. Roberge served as an Assistant Vice President of the Fund's Adviser. From 1990 until 1992, Mr. Roberge acted as an investment analyst. Mr. Roberge is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pennsylvania.

     Joseph M. Balestrino and Susan M. Nason are portfolio managers for the investment-grade corporate bonds asset category. They have performed these duties since the Fund's inception.


     Mark E. Durbiano is the portfolio manager for the high yield corporate bonds asset category. He has performed these duties since the Fund's inception. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of the Fund's Adviser since January 1996. Mr. Durbiano was a Vice President of the Fund's Adviser from 1988 through 1995. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.


DISTRIBUTION OF SELECT SHARES

Federated Securities Corp. is the principal distributor for Shares. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.


DISTRIBUTION PLAN AND SHAREHOLDER SERVICES. Under a distribution plan adopted in accordance with Investment Company Act Rule 12b-1 (the "Distribution Plan"), the distributor may be paid a fee in an amount computed at an annual rate of .75 of 1% of the average daily net assets of Select Shares to finance any activity which is principally intended to result in the sale of Shares subject to the Distribution Plan. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers.



The Distribution Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay separately for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from payments made by the Fund under the Distribution Plan.



In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to .25 of 1% of the average daily net asset value of the Select Shares to obtain certain personal services for shareholders and for the maintenance of shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholders Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.



SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. In addition to receiving the payments under the Distribution Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Adviser or its affiliates.


ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Administrative Services provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors ("Federated Funds") as specified below:

        MAXIMUM                   AVERAGE AGGREGATE DAILY
  ADMINISTRATIVE FEE         NET ASSETS OF THE FEDERATED FUNDS
      0.15 of 1%         on the first $250 million
      0.125 of 1%        on the next $250 million
      0.10 of 1%         on the next $250 million
      0.075 of 1%        on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Administrative Services may choose voluntarily to waive a portion of its fee.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

NET ASSET VALUE
--------------------------------------------------------------------------------

The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by adding the interest of the Shares in the market value of all securities and other assets of the Fund, subtracting the interest of the Shares in the liabilities of the Fund and those attributable to Shares, and dividing the remainder by the total number of Shares outstanding. The net asset value for Institutional Shares may exceed that of Select Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

INVESTING IN SELECT SHARES
--------------------------------------------------------------------------------

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open for business. Shares may be purchased through a financial institution which has a sales agreement with the distributor or by wire or mail.

To purchase Shares, open an account by calling Federated Securities Corp. Information needed to establish an account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

THROUGH A FINANCIAL INSTITUTION. An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.


BY WIRE. To purchase Shares by Federal Reserve wire, call the Fund before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows: Federated Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated Managed Aggressive Growth Fund--Select Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Wire Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.


BY MAIL. To purchase Shares by mail, send a check made payable to Federated Managed Aggressive Growth Fund--Select Shares to Federated Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received after payment by check is converted by State Street Bank into federal funds. This is normally the next business day after State Street Bank receives the check.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in Shares is $1,500. Accounts established through a non-affiliated bank or broker may be subject to a smaller minimum investment.

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Shares through a non-affiliated bank or broker may be charged an additional service fee by that bank or broker.


The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities such that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


SUBACCOUNTING SERVICES


Institutions are encouraged to open single master accounts. However, certain institutions may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Institutions holding Shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided which may be related to the ownership of Shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed. State securities laws may require certain financial institutions such as depository institutions to register as dealers.


SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Shares at the net asset value next determined after an order is received by the Fund. A shareholder may apply for participation in this program through Federated Securities Corp.

CERTIFICATES AND CONFIRMATIONS
As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested by contacting the Fund.

Detailed confirmations of each purchase or redemption are sent to each shareholder. Quarterly confirmations are sent to report dividends paid during the quarter.

DIVIDENDS

Dividends are declared and paid quarterly to all shareholders invested in the Fund on the record date. Unless shareholders request cash payments by writing the Fund, dividends are automatically reinvested in additional Shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge.

CAPITAL GAINS

Capital gains realized by the Fund, if any, will be distributed at least once every 12 months.

REDEEMING SELECT SHARES
--------------------------------------------------------------------------------

The Fund redeems Shares at their net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made through a financial institution, by telephone request or by written request.

THROUGH A FINANCIAL INSTITUTION

A shareholder may redeem Shares by calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. The financial institution may charge customary fees and commissions for this service.

TELEPHONE REDEMPTION


Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern time). All proceeds will normally be wire transferred the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If at any time, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.


An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests," should be considered.

WRITTEN REQUESTS


Shares may also be redeemed by sending a written request to the Fund. Call the Fund for specific instructions before redeeming by letter. The shareholder will be asked to provide in the request his name, the Fund name and class of shares name, his account number, and the Share or dollar amount requested. If Share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to: Federated Services Company, P.O. Box 8600, Boston, MA 02266-8600.


SIGNATURES. Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:

       a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation ("FDIC");

       a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange;

       a savings bank or savings association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or

       any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

RECEIVING PAYMENT. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request, provided the Fund or its agents have received payment for Shares from the shareholder.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually use up, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through Federated Securities Corp.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,500. This requirement does not apply, however, if the balance falls below $1,500 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights except that, in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders for this purpose shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote.

TAX INFORMATION
--------------------------------------------------------------------------------
FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional Shares.

STATE AND LOCAL TAXES


In the opinion of Houston, Houston & Donnelly, counsel to the Trust, Fund shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Fund would be subject to such taxes if owned directly by residents of those jurisdictions.


Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Fund advertises its total return and yield for Shares.

Total return represents the change, over a specified period of time, in the value of an investment in Shares after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.
The yield of Shares is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by Shares over a thirty-day period by the maximum offering price per share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.


From time to time, advertisements for the Fund's Select Shares may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.


OTHER CLASSES OF SHARES
--------------------------------------------------------------------------------


The Fund also offers another class of shares called Institutional Shares that are sold at net asset value primarily to financial institutions acting in a fiduciary or agency capacity and are subject to a minimum initial investment of $25,000 over a 90-day period.



Institutional Shares are distributed with no 12b-1 Plan but are subject to shareholder services fees.



Institutional Shares and Select Shares are subject to certain of the same expenses. Expense differences, however, between Institutional Shares and Select Shares may affect the performance of each class.



To obtain more information and a prospectus for Institutional Shares, investors may call 1-800-235-4669.



FEDERATED MANAGED AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES
(FORMERLY, INSTITUTIONAL SERVICE SHARES)

--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Reference is made to the Report of Independent Public Accountants on page 62.

                                                                               YEAR ENDED          PERIOD ENDED
                                                                              NOVEMBER 30,         NOVEMBER 30,
                                                                                  1995                1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                            $    9.82            $   10.00
--------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------
  Net investment income                                                              0.35                 0.17
--------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
  foreign currency, and futures contracts                                            1.77                (0.25)
--------------------------------------------------------------------------        -------              -------
  Total from investment operations                                                   2.12                (0.08)
--------------------------------------------------------------------------        -------              -------
LESS DISTRIBUTIONS
--------------------------------------------------------------------------
  Distributions from net investment income                                          (0.33)               (0.10)
--------------------------------------------------------------------------
  Distributions from net realized gain on investments,
  foreign currency transactions, and futures contracts                              (0.02)              --
--------------------------------------------------------------------------        -------              -------
  Total distributions                                                               (0.35)               (0.10)
--------------------------------------------------------------------------        -------              -------
NET ASSET VALUE, END OF PERIOD                                                  $   11.59            $    9.82
--------------------------------------------------------------------------        -------              -------
TOTAL RETURN (B)                                                                   21.96%                (0.87%)
--------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------
  Expenses                                                                           1.00%                0.89%*
--------------------------------------------------------------------------
  Net investment income                                                              3.42%                3.42%*
--------------------------------------------------------------------------
  Expense waiver/reimbursement                                                       1.71%(c)             1.72%*(d)
--------------------------------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                         $25,611              $15,696
--------------------------------------------------------------------------
  Portfolio turnover                                                                  139%                  77%
--------------------------------------------------------------------------


 * Computed on an annualized basis.

 (a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from January 27, 1994, the Fund had no investment activity.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

 (d) The Adviser waived $6,858 of the investment advisory fee, which represents 0.11% of average net assets, to comply with certain state expense limitations. The remainder of the waiver/reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

Further information about the Fund's performance is contained in the Fund's annual report for the year ended November 30, 1995, which can be obtained free of charge.


FEDERATED MANAGED AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
--------------  ---------------------------------------------------------------------------------  -------------
STOCKS--47.5%
-------------------------------------------------------------------------------------------------
                (A)(A)LARGE COMPANY STOCKS--13.5%
                ---------------------------------------------------------------------------------
                BASIC INDUSTRY--1.6%
                ---------------------------------------------------------------------------------
         3,600  Allegheny Ludlum Corp.                                                             $      67,050
                ---------------------------------------------------------------------------------
         1,600  Aluminum Co. of America                                                                   93,600
                ---------------------------------------------------------------------------------
         1,400  Du Pont (E.I.) de Nemours & Co.                                                           93,100
                ---------------------------------------------------------------------------------
         1,100  Eastman Chemical Co.                                                                      72,187
                ---------------------------------------------------------------------------------
         1,400  International Paper Co.                                                                   53,375
                ---------------------------------------------------------------------------------
         2,000  Phelps Dodge Corp.                                                                       135,750
                ---------------------------------------------------------------------------------
         2,800  Praxair, Inc.                                                                             81,550
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    596,612
                ---------------------------------------------------------------------------------  -------------
                CONSUMER DURABLES--0.6%
                ---------------------------------------------------------------------------------
         1,600  Eastman Kodak Co.                                                                        108,800
                ---------------------------------------------------------------------------------
         2,700  Mattel, Inc.                                                                              75,600
                ---------------------------------------------------------------------------------
         2,900  Volvo AB, ADR                                                                             60,900
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    245,300
                ---------------------------------------------------------------------------------  -------------
                CONSUMER NON-DURABLES--1.2%
                ---------------------------------------------------------------------------------
         1,000  Avon Products, Inc.                                                                       72,625
                ---------------------------------------------------------------------------------
         2,200  IBP, Inc.                                                                                137,500
                ---------------------------------------------------------------------------------
         1,600  Philip Morris Cos., Inc.                                                                 140,400
                ---------------------------------------------------------------------------------
        12,400  RJR Nabisco Holdings Corp., Conv. Pfd., Series C, $0.6012                                 72,850
                ---------------------------------------------------------------------------------
         1,900  Reebok International Ltd.                                                                 49,400
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    472,775
                ---------------------------------------------------------------------------------  -------------
                ENERGY MINERALS--0.9%
                ---------------------------------------------------------------------------------
         2,100  Chevron Corp.                                                                            103,687
                ---------------------------------------------------------------------------------
         2,300  Occidental Petroleum Corp.                                                                50,888
                ---------------------------------------------------------------------------------


FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
--------------  ---------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                (A)(A)LARGE COMPANY STOCKS--CONTINUED
                ---------------------------------------------------------------------------------
                ENERGY MINERALS--CONTINUED
                ---------------------------------------------------------------------------------
         1,400  Texaco, Inc.                                                                       $     103,600
                ---------------------------------------------------------------------------------
         3,400  USX-Marathon Group                                                                        62,475
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    320,650
                ---------------------------------------------------------------------------------  -------------
                FINANCE--2.8%
                ---------------------------------------------------------------------------------
         1,946  Allstate Corp.                                                                            79,786
                ---------------------------------------------------------------------------------
         1,500  American Express Co.                                                                      63,750
                ---------------------------------------------------------------------------------
         1,900  Bank of Boston Corp.                                                                      88,112
                ---------------------------------------------------------------------------------
           900  CIGNA Corp.                                                                               99,000
                ---------------------------------------------------------------------------------
         1,600  Chemical Banking Corp.                                                                    96,000
                ---------------------------------------------------------------------------------
         1,700  Citicorp                                                                                 120,275
                ---------------------------------------------------------------------------------
         1,300  Dean Witter, Discover & Co.                                                               66,300
                ---------------------------------------------------------------------------------
         2,124  Mellon Bank Corp.                                                                        113,634
                ---------------------------------------------------------------------------------
         1,500  Merrill Lynch & Co., Inc., STRYPES, $3.12                                                 79,125
                ---------------------------------------------------------------------------------
         1,400  Providian Corp.                                                                           56,175
                ---------------------------------------------------------------------------------
           900  Sunamerica, Inc., Conv. Pfd., Series E, $3.10                                             60,300
                ---------------------------------------------------------------------------------
         2,600  Travelers Group, Inc.                                                                    154,700
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                  1,077,157
                ---------------------------------------------------------------------------------  -------------
                FOOD & DRUG RETAILERS--0.0%
                ---------------------------------------------------------------------------------
           883  Grand Union Co.                                                                            6,623
                ---------------------------------------------------------------------------------  -------------
                HEALTH CARE--1.1%
                ---------------------------------------------------------------------------------
         1,400  American Home Products Corp.                                                             127,750
                ---------------------------------------------------------------------------------
         1,400  Becton, Dickinson & Co.                                                                   97,650
                ---------------------------------------------------------------------------------
         1,400  Bristol-Myers Squibb Co.                                                                 112,350
                ---------------------------------------------------------------------------------
         1,300  Merck & Co., Inc.                                                                         80,438
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    418,188
                ---------------------------------------------------------------------------------  -------------


FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
--------------  ---------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                (A)(A)LARGE COMPANY STOCKS--CONTINUED
                ---------------------------------------------------------------------------------
                PRODUCER MANUFACTURING--1.5%
                ---------------------------------------------------------------------------------
         1,300  (b)FMC Corp.                                                                       $      96,037
                ---------------------------------------------------------------------------------
         1,100  General Electric Co.                                                                      73,975
                ---------------------------------------------------------------------------------
           500  (b)ITT Corp.                                                                              61,312
                ---------------------------------------------------------------------------------
           700  Loews Corp.                                                                              107,450
                ---------------------------------------------------------------------------------
         1,800  Textron, Inc.                                                                            137,925
                ---------------------------------------------------------------------------------
         6,400  (c)Westinghouse Electric Corp., PEPS, Series C, $1.30                                    105,600
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    582,299
                ---------------------------------------------------------------------------------  -------------
                RETAIL TRADE--0.4%
                ---------------------------------------------------------------------------------
         2,500  American Stores Co.                                                                       65,625
                ---------------------------------------------------------------------------------
         2,100  Sears, Roebuck & Co.                                                                      82,688
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    148,313
                ---------------------------------------------------------------------------------  -------------
                SERVICES--0.4%
                ---------------------------------------------------------------------------------
         2,600  Baker Hughes, Inc.                                                                        52,975
                ---------------------------------------------------------------------------------
         1,000  Gannett Co., Inc.                                                                         61,000
                ---------------------------------------------------------------------------------
           900  (b)Western Atlas, Inc.                                                                    43,088
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    157,063
                ---------------------------------------------------------------------------------  -------------
                TECHNOLOGY--1.9%
                ---------------------------------------------------------------------------------
         2,300  General Motors Corp., Class E                                                            116,150
                ---------------------------------------------------------------------------------
         1,400  Hewlett-Packard Co.                                                                      116,025
                ---------------------------------------------------------------------------------
         1,200  Intel Corp.                                                                               73,050
                ---------------------------------------------------------------------------------
           600  International Business Machines Corp.                                                     57,975
                ---------------------------------------------------------------------------------
         1,200  (b)Litton Industries, Inc.                                                                53,850
                ---------------------------------------------------------------------------------
         1,900  Lockheed Martin Corp.                                                                    139,413
                ---------------------------------------------------------------------------------
         1,600  Raytheon Co.                                                                              71,200
                ---------------------------------------------------------------------------------


FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
--------------  ---------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                (A)(A)LARGE COMPANY STOCKS--CONTINUED
                ---------------------------------------------------------------------------------
         1,600  Rockwell International Corp.                                                       $      78,400
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    706,063
                ---------------------------------------------------------------------------------  -------------
                TRANSPORTATION--0.2%
                ---------------------------------------------------------------------------------
         1,300  Consolidated Rail Corp.                                                                   90,837
                ---------------------------------------------------------------------------------  -------------
                (D) UTILITIES--0.9%
                ---------------------------------------------------------------------------------
         1,700  AT&T Corp.                                                                               112,200
                ---------------------------------------------------------------------------------
           800  (b)CMS Energy Corp.                                                                       21,800
                ---------------------------------------------------------------------------------
         1,100  (b)Columbia Gas System, Inc.                                                              47,575
                ---------------------------------------------------------------------------------
         1,100  Enron Corp.                                                                               41,250
                ---------------------------------------------------------------------------------
           800  FPL Group, Inc.                                                                           34,700
                ---------------------------------------------------------------------------------
         2,500  MCI Communications Corp.                                                                  66,875
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    324,400
                ---------------------------------------------------------------------------------  -------------
                TOTAL LARGE COMPANY STOCKS                                                             5,146,280
                ---------------------------------------------------------------------------------  -------------
                (A)SMALL COMPANY STOCKS--16.5%
                ---------------------------------------------------------------------------------
                BASIC INDUSTRY--1.7%
                ---------------------------------------------------------------------------------
         4,600  (b)Applied Extrusion Technologies, Inc.                                                   58,075
                ---------------------------------------------------------------------------------
         3,079  Brush Wellman, Inc.                                                                       53,882
                ---------------------------------------------------------------------------------
         1,600  Cambrex Corp.                                                                             59,200
                ---------------------------------------------------------------------------------
         1,500  Carpenter Technology Corp.                                                                64,875
                ---------------------------------------------------------------------------------
         2,100  Chesapeake Corp.                                                                          61,950
                ---------------------------------------------------------------------------------
         1,000  (b)Cytec Industries, Inc.                                                                 64,000
                ---------------------------------------------------------------------------------
         3,000  First Mississippi Corp.                                                                   76,500
                ---------------------------------------------------------------------------------
         4,000  (b)Magma Copper Co.                                                                       85,000
                ---------------------------------------------------------------------------------
         1,200  Springs Industries, Inc., Class A                                                         50,400
                ---------------------------------------------------------------------------------
         1,200  Texas Industries, Inc.                                                                    61,500
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    635,382
                ---------------------------------------------------------------------------------  -------------


FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
--------------  ---------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                (A)SMALL COMPANY STOCKS--CONTINUED
                ---------------------------------------------------------------------------------
                CONSUMER DURABLES--1.0%
                ---------------------------------------------------------------------------------
         1,500  Barnes Group, Inc.                                                                 $      58,125
                ---------------------------------------------------------------------------------
         2,400  (b)Champion Enterprises, Inc.                                                             72,000
                ---------------------------------------------------------------------------------
         3,400  Coachmen Industries, Inc.                                                                 65,875
                ---------------------------------------------------------------------------------
         1,350  Harman International Industries, Inc.                                                     59,231
                ---------------------------------------------------------------------------------
         3,100  (b)Toll Brothers, Inc.                                                                    56,188
                ---------------------------------------------------------------------------------
         1,900  Toro Co.                                                                                  60,088
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    371,507
                ---------------------------------------------------------------------------------  -------------
                CONSUMER NON-DURABLES--0.5%
                ---------------------------------------------------------------------------------
         3,600  Hudson Foods, Inc., Class A                                                               57,600
                ---------------------------------------------------------------------------------
         3,500  (b)Mondavi Robert Corp., Class A                                                         111,563
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    169,163
                ---------------------------------------------------------------------------------  -------------
                ENERGY MINERALS--0.3%
                ---------------------------------------------------------------------------------
         3,200  KCS Energy, Inc.                                                                          44,000
                ---------------------------------------------------------------------------------
         7,900  (b)Tesoro Petroleum Corp.                                                                 66,163
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    110,163
                ---------------------------------------------------------------------------------  -------------
                FINANCE--3.8%
                ---------------------------------------------------------------------------------
         1,300  Alex Brown, Inc.                                                                          59,800
                ---------------------------------------------------------------------------------
         1,700  Allied Group, Inc.                                                                        60,350
                ---------------------------------------------------------------------------------
         1,500  American Bankers Insurance Group, Inc.                                                    54,187
                ---------------------------------------------------------------------------------
         2,000  (b)American Travellers Corp.                                                              50,000
                ---------------------------------------------------------------------------------
         1,200  Associated Banc Corp.                                                                     47,700
                ---------------------------------------------------------------------------------
         2,523  Bankers First Corp.                                                                       69,067
                ---------------------------------------------------------------------------------
         1,600  (b)Brooklyn Bancorp, Inc.                                                                 64,400
                ---------------------------------------------------------------------------------
         3,700  CWM Mortgage Holdings, Inc.                                                               55,962
                ---------------------------------------------------------------------------------
         1,800  Centura Banks, Inc.                                                                       61,200
                ---------------------------------------------------------------------------------


FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
--------------  ---------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                (A)SMALL COMPANY STOCKS--CONTINUED
                ---------------------------------------------------------------------------------
                FINANCE--CONTINUED
                ---------------------------------------------------------------------------------
         4,900  City National Corp.                                                                $      67,375
                ---------------------------------------------------------------------------------
         1,000  Cullen Frost Bankers, Inc.                                                                50,750
                ---------------------------------------------------------------------------------
         4,000  FirstBank Puerto Rico                                                                     75,500
                ---------------------------------------------------------------------------------
         4,300  (b)Glendale Federal Bank                                                                  69,338
                ---------------------------------------------------------------------------------
         6,200  Hibernia Corp., Class A                                                                   65,100
                ---------------------------------------------------------------------------------
         1,600  Irwin Financial Corp.                                                                     63,200
                ---------------------------------------------------------------------------------
         2,250  Money Stores, Inc.                                                                       106,313
                ---------------------------------------------------------------------------------
         3,700  North Fork Bancorp, Inc.                                                                  86,025
                ---------------------------------------------------------------------------------
         1,000  PHH Corp.                                                                                 45,750
                ---------------------------------------------------------------------------------
         3,000  Peoples Heritage Financial Group                                                          63,000
                ---------------------------------------------------------------------------------
         1,400  Queens County Bancorp, Inc.                                                               56,350
                ---------------------------------------------------------------------------------
         2,400  (b)St. Francis Capital Corp.                                                              55,800
                ---------------------------------------------------------------------------------
         1,700  Student Loan Corp.                                                                        60,138
                ---------------------------------------------------------------------------------
         1,100  WestAmerica Bancorporation                                                                45,375
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                  1,432,680
                ---------------------------------------------------------------------------------  -------------
                HEALTH CARE--1.5%
                ---------------------------------------------------------------------------------
         3,800  Bindley Western Industries, Inc.                                                          67,925
                ---------------------------------------------------------------------------------
         1,900  (b)Bio Rad Laboratories, Inc., Class A                                                    78,375
                ---------------------------------------------------------------------------------
         2,600  (b)Foxmeyer Health Corp.                                                                  67,600
                ---------------------------------------------------------------------------------
         3,200  ICN Pharmaceuticals, Inc.                                                                 64,800
                ---------------------------------------------------------------------------------
         7,600  Kinetic Concepts, Inc.                                                                    86,450
                ---------------------------------------------------------------------------------
         3,100  (b)Maxicare Health Plans, Inc.                                                            67,813
                ---------------------------------------------------------------------------------
         8,000  (b)North American Biologicals, Inc.                                                       77,000
                ---------------------------------------------------------------------------------
         7,000  (b)Oec-Medical Systems, Inc.                                                              70,000
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    579,963
                ---------------------------------------------------------------------------------  -------------


FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
--------------  ---------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                (A)SMALL COMPANY STOCKS--CONTINUED
                ---------------------------------------------------------------------------------
                PRODUCER MANUFACTURING--1.1%
                ---------------------------------------------------------------------------------
         1,300  AGCO Corp.                                                                         $      56,063
                ---------------------------------------------------------------------------------
         1,950  Blount Intl, Inc., Class A                                                                58,744
                ---------------------------------------------------------------------------------
         2,100  Borg-Warner Automotive, Inc.                                                              62,212
                ---------------------------------------------------------------------------------
         4,100  Brenco, Inc.                                                                              43,050
                ---------------------------------------------------------------------------------
         3,200  JLG Industries, Inc.                                                                      90,800
                ---------------------------------------------------------------------------------
         1,100  NACCO Industries, Inc., Class A                                                           62,700
                ---------------------------------------------------------------------------------
         2,300  (b)NCI Building System, Inc.                                                              52,900
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    426,469
                ---------------------------------------------------------------------------------  -------------
                RETAIL TRADE--1.0%
                ---------------------------------------------------------------------------------
         1,700  (b)CompUSA, Inc.                                                                          63,112
                ---------------------------------------------------------------------------------
         1,100  (b)Eckerd Corp.                                                                           46,887
                ---------------------------------------------------------------------------------
         3,200  Great Atlantic & Pacific Tea Co., Inc.                                                    70,000
                ---------------------------------------------------------------------------------
         5,300  (b)MacFrugal's Bargains CloseOuts, Inc.                                                   69,563
                ---------------------------------------------------------------------------------
         4,900  Pier 1 Imports, Inc.                                                                      53,288
                ---------------------------------------------------------------------------------
         4,000  Ruddick Corp.                                                                             43,000
                ---------------------------------------------------------------------------------
         2,200  (b)Waban, Inc.                                                                            40,700
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    386,550
                ---------------------------------------------------------------------------------  -------------
                SERVICES--2.0%
                ---------------------------------------------------------------------------------
         2,500  (b)American Buildings Co.                                                                 56,562
                ---------------------------------------------------------------------------------
         1,600  Butler Manufacturing Co.                                                                  55,200
                ---------------------------------------------------------------------------------
         3,100  Castle (A.M.) & Co.                                                                       75,950
                ---------------------------------------------------------------------------------
         1,900  (b)Devon Group, Inc.                                                                      73,150
                ---------------------------------------------------------------------------------
         1,800  Granite Construction, Inc.                                                                49,950
                ---------------------------------------------------------------------------------
         1,300  Plenum Publishing Corp.                                                                   47,125
                ---------------------------------------------------------------------------------
         6,700  (b)Pride Petroleum Services, Inc.                                                         65,325
                ---------------------------------------------------------------------------------


FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
--------------  ---------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                (A)SMALL COMPANY STOCKS--CONTINUED
                ---------------------------------------------------------------------------------
                SERVICES--CONTINUED
                ---------------------------------------------------------------------------------
         2,299  Pulitzer Publishing Co.                                                            $     105,754
                ---------------------------------------------------------------------------------
         2,245  Richfood Holdings, Inc.                                                                   63,141
                ---------------------------------------------------------------------------------
         1,655  (b)United Video Satellite Group, Inc., Class A                                            47,995
                ---------------------------------------------------------------------------------
         5,600  (b)Westcott Communications                                                                79,800
                ---------------------------------------------------------------------------------
         3,000  (b)Western Waste Industries                                                               55,125
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    775,077
                ---------------------------------------------------------------------------------  -------------
                TECHNOLOGY--2.4%
                ---------------------------------------------------------------------------------
         2,428  (b)Bell Industries, Inc.                                                                  55,237
                ---------------------------------------------------------------------------------
         2,300  (b)Burr Brown Corp.                                                                       66,125
                ---------------------------------------------------------------------------------
         6,600  (b)Computervision Corp.                                                                   82,500
                ---------------------------------------------------------------------------------
           800  (b)Electronics for Imaging, Inc.                                                          68,800
                ---------------------------------------------------------------------------------
         1,200  (b)International Rectifier Corp.                                                          59,550
                ---------------------------------------------------------------------------------
         2,000  (b)Kemet Corp.                                                                            61,000
                ---------------------------------------------------------------------------------
         1,700  (b)Marshall Industries                                                                    59,925
                ---------------------------------------------------------------------------------
         2,400  (b)Network Equipment Technologies, Inc.                                                   79,500
                ---------------------------------------------------------------------------------
         3,900  (b)S3, Inc.                                                                               73,613
                ---------------------------------------------------------------------------------
         1,600  (b)SCI Systems, Inc.                                                                      53,600
                ---------------------------------------------------------------------------------
         2,000  (b)Tech-Sym Corp.                                                                         59,750
                ---------------------------------------------------------------------------------
         1,800  (b)Tencor Instruments                                                                     67,950
                ---------------------------------------------------------------------------------
         1,500  Watkins Johnson Co.                                                                       68,063
                ---------------------------------------------------------------------------------
         1,200  Wyle Labs                                                                                 47,250
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    902,863
                ---------------------------------------------------------------------------------  -------------
                TRANSPORTATION--0.3%
                ---------------------------------------------------------------------------------
         3,900  (b)America West Airlines, Inc., Class B                                                   69,712
                ---------------------------------------------------------------------------------


FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
--------------  ---------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                (A)SMALL COMPANY STOCKS--CONTINUED
                ---------------------------------------------------------------------------------
                TRANSPORTATION--CONTINUED
                ---------------------------------------------------------------------------------
         1,500  (b)Continental Airlines, Inc., Class B                                             $      58,687
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    128,399
                ---------------------------------------------------------------------------------  -------------
                (D)UTILITIES--0.9%
                ---------------------------------------------------------------------------------
         2,200  Central Hudson Gas & Electric Service                                                     66,825
                ---------------------------------------------------------------------------------
         1,900  Eastern Enterprises                                                                       61,750
                ---------------------------------------------------------------------------------
         2,700  Oneok, Inc.                                                                               63,450
                ---------------------------------------------------------------------------------
         4,300  (b)Public Service Co. New Mexico                                                          75,788
                ---------------------------------------------------------------------------------
           500  Tele Danmark                                                                              13,938
                ---------------------------------------------------------------------------------
         1,700  Teppco Partners, L.P.                                                                     61,625
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    343,376
                ---------------------------------------------------------------------------------  -------------
                TOTAL SMALL COMPANY STOCKS                                                             6,261,592
                ---------------------------------------------------------------------------------  -------------
                FOREIGN EQUITY--17.5%
                ---------------------------------------------------------------------------------
                ARGENTINA--0.1%
                ---------------------------------------------------------------------------------
           300  Banco Frances del Rio de la Plata S.A., ADR                                                7,837
                ---------------------------------------------------------------------------------
         1,500  Compania Naviera Perez Companc SA, Class B                                                 7,278
                ---------------------------------------------------------------------------------
           303  IRSA Inversiones y Representaciones S.A., GDR                                              6,586
                ---------------------------------------------------------------------------------
           400  YPF Sociedad Anonima, ADR                                                                  7,800
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                     29,501
                ---------------------------------------------------------------------------------  -------------
                AUSTRALIA--0.5%
                ---------------------------------------------------------------------------------
        10,000  Mayne Nickless Ltd.                                                                       46,015
                ---------------------------------------------------------------------------------
        10,000  News Corporation Ltd.                                                                     52,397
                ---------------------------------------------------------------------------------
        10,500  Woodside Petroleum Ltd.                                                                   52,134
                ---------------------------------------------------------------------------------
        19,500  Woolworth's Ltd.                                                                          45,588
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    196,134
                ---------------------------------------------------------------------------------  -------------


FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
--------------  ---------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                FOREIGN EQUITY--CONTINUED
                ---------------------------------------------------------------------------------
                FINLAND--0.0%
                ---------------------------------------------------------------------------------
           200  Nokia AB-A                                                                         $      10,974
                ---------------------------------------------------------------------------------  -------------
                FRANCE--1.0%
                ---------------------------------------------------------------------------------
           900  AXA                                                                                       53,850
                ---------------------------------------------------------------------------------
           395  Accor SA                                                                                  47,965
                ---------------------------------------------------------------------------------
         1,000  Compagnie Financiere de Paribas, Class A                                                  55,525
                ---------------------------------------------------------------------------------
           400  LVMH (Moet-Hennessy)                                                                      76,145
                ---------------------------------------------------------------------------------
           670  LaFarge-Coppee                                                                            42,559
                ---------------------------------------------------------------------------------
         2,600  Lagardere Groupe                                                                          50,588
                ---------------------------------------------------------------------------------
           525  Lyonnaise des Eaux SA                                                                     50,286
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    376,918
                ---------------------------------------------------------------------------------  -------------
                GERMANY, FEDERAL REPUBLIC OF--1.2%
                ---------------------------------------------------------------------------------
           195  BASF AG                                                                                   42,740
                ---------------------------------------------------------------------------------
           220  Commerzbank AG, Frankfurt                                                                 50,882
                ---------------------------------------------------------------------------------
           900  Deutsche Bank AG                                                                          42,222
                ---------------------------------------------------------------------------------
           181  Gea AG, Pfd.                                                                              57,568
                ---------------------------------------------------------------------------------
           115  Henkel KGaA--Vorzug, Pfd.                                                                 43,096
                ---------------------------------------------------------------------------------
           121  Kaufhof Holding AG                                                                        36,644
                ---------------------------------------------------------------------------------
            70  Linde AG                                                                                  41,043
                ---------------------------------------------------------------------------------
           140  Mannesmann AG                                                                             45,079
                ---------------------------------------------------------------------------------
           100  Siemens AG                                                                                52,237
                ---------------------------------------------------------------------------------
            55  Wella AG, Pfd.                                                                            25,859
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    437,370
                ---------------------------------------------------------------------------------  -------------
                HONG KONG--0.6%
                ---------------------------------------------------------------------------------
        39,000  Amoy Properties Ltd.                                                                      37,311
                ---------------------------------------------------------------------------------
           300  Cheung Kong                                                                                1,707
                ---------------------------------------------------------------------------------


FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
--------------  ---------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                FOREIGN EQUITY--CONTINUED
                ---------------------------------------------------------------------------------
                HONG KONG--CONTINUED
                ---------------------------------------------------------------------------------
         2,429  HSBC Holdings PLC                                                                  $      35,803
                ---------------------------------------------------------------------------------
        22,000  Hong Kong Telecom                                                                         37,402
                ---------------------------------------------------------------------------------
           500  Hutchison Whampoa                                                                          2,825
                ---------------------------------------------------------------------------------
        82,000  Manhattan Card Co., Ltd.                                                                  36,574
                ---------------------------------------------------------------------------------
         5,000  Sun Hung Kai Properties                                                                   40,240
                ---------------------------------------------------------------------------------
        10,000  Television Broadcasts Ltd.                                                                37,751
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    229,613
                ---------------------------------------------------------------------------------  -------------
                INDONESIA--0.3%
                ---------------------------------------------------------------------------------
        17,000  Astra International                                                                       33,873
                ---------------------------------------------------------------------------------
        11,000  Hero Supermarket                                                                          21,677
                ---------------------------------------------------------------------------------
         6,000  Indocement                                                                                20,363
                ---------------------------------------------------------------------------------
        10,000  Lippo Bank                                                                                14,670
                ---------------------------------------------------------------------------------
        10,000  United Tractors                                                                           18,174
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    108,757
                ---------------------------------------------------------------------------------  -------------
                ITALY--0.3%
                ---------------------------------------------------------------------------------
        11,900  La Rinascente S.P.A.                                                                      66,675
                ---------------------------------------------------------------------------------
        42,000  (b)Telecom Italia Mobile                                                                  67,760
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    134,435
                ---------------------------------------------------------------------------------  -------------
                JAPAN--7.1%
                ---------------------------------------------------------------------------------
         9,000  Asahi Chemical Industry Co. Ltd.                                                          67,224
                ---------------------------------------------------------------------------------
         4,000  Bridgestone Corp.                                                                         58,968
                ---------------------------------------------------------------------------------
         2,000  Canon Inc.                                                                                35,184
                ---------------------------------------------------------------------------------
             7  DDI Corp.                                                                                 56,275
                ---------------------------------------------------------------------------------
         3,000  Dai Nippon Printing Co. Ltd.                                                              52,482
                ---------------------------------------------------------------------------------
        11,000  Daimaru, Inc.                                                                             72,432
                ---------------------------------------------------------------------------------


FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
--------------  ---------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                FOREIGN EQUITY--CONTINUED
                ---------------------------------------------------------------------------------
                JAPAN--CONTINUED
                ---------------------------------------------------------------------------------
        16,000  Dainippon Ink and Chemical, Inc.                                                   $      74,064
                ---------------------------------------------------------------------------------
         5,000  Fujitsu Ltd.                                                                              58,968
                ---------------------------------------------------------------------------------
         3,000  Hitachi Cable                                                                             21,317
                ---------------------------------------------------------------------------------
         4,000  JUSCO Co.                                                                                 95,921
                ---------------------------------------------------------------------------------
         8,000  Jaccs                                                                                     78,624
                ---------------------------------------------------------------------------------
        10,000  (b)Japan Airlines Co.                                                                     63,980
                ---------------------------------------------------------------------------------
         4,000  Kandenko Co., Ltd.                                                                        48,747
                ---------------------------------------------------------------------------------
        15,000  Kawasaki Heavy Industries                                                                 68,256
                ---------------------------------------------------------------------------------
        19,000  Kawasaki Steel                                                                            67,410
                ---------------------------------------------------------------------------------
         3,000  Kokuyo Co.                                                                                64,570
                ---------------------------------------------------------------------------------
        13,000  Kubota Corp.                                                                              85,474
                ---------------------------------------------------------------------------------
         7,000  Kuraray Co. Ltd.                                                                          71,548
                ---------------------------------------------------------------------------------
         1,000  Kurita Water Industries                                                                   27,813
                ---------------------------------------------------------------------------------
         9,000  Kyowa Hakko Kogyo Co.                                                                     88,452
                ---------------------------------------------------------------------------------
         8,000  Minebea Co.                                                                               66,516
                ---------------------------------------------------------------------------------
        14,000  Mitsubishi Heavy Industries                                                              111,587
                ---------------------------------------------------------------------------------
         9,000  Mitsui Marine & Fire Insurance Co.                                                        60,590
                ---------------------------------------------------------------------------------
         5,000  NEC Corp.                                                                                 63,882
                ---------------------------------------------------------------------------------
         3,000  NGK Insulators                                                                            29,779
                ---------------------------------------------------------------------------------
        28,000  (b)NKK Corp.                                                                              77,052
                ---------------------------------------------------------------------------------
        10,000  Nagoya Railroad Co. Ltd.                                                                  49,140
                ---------------------------------------------------------------------------------
         9,000  Nihon Cement Co., Ltd.                                                                    59,617
                ---------------------------------------------------------------------------------
         3,000  Nippon Electric Glass Co., Ltd.                                                           55,725
                ---------------------------------------------------------------------------------
         7,000  Nippon Express Co. Ltd.                                                                   60,747
                ---------------------------------------------------------------------------------
        11,000  Nippon Sheet Glass Co.                                                                    49,081
                ---------------------------------------------------------------------------------


FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
--------------  ---------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                FOREIGN EQUITY--CONTINUED
                ---------------------------------------------------------------------------------
                JAPAN--CONTINUED
                ---------------------------------------------------------------------------------
         4,000  Nishimatsu Construction                                                            $      47,961
                ---------------------------------------------------------------------------------
         7,000  Sakura Bank Ltd., Tokyo                                                                   75,676
                ---------------------------------------------------------------------------------
         1,000  Secom Co.                                                                                 67,518
                ---------------------------------------------------------------------------------
         1,000  Sega Enterprises                                                                          54,054
                ---------------------------------------------------------------------------------
         4,000  Sekisui House Ltd.                                                                        46,781
                ---------------------------------------------------------------------------------
         5,000  Shionogi and Co.                                                                          43,096
                ---------------------------------------------------------------------------------
         1,000  Sony Music Entertainment, Inc.                                                            44,717
                ---------------------------------------------------------------------------------
        12,000  Sumitomo Chemical Co.                                                                     59,676
                ---------------------------------------------------------------------------------
        20,000  Sumitomo Heavy Industries                                                                 63,686
                ---------------------------------------------------------------------------------
         3,000  Takeda Chemical Industries                                                                44,816
                ---------------------------------------------------------------------------------
         7,000  Tokio Marine & Fire                                                                       79,803
                ---------------------------------------------------------------------------------
         1,000  Tostem Corp.                                                                              30,467
                ---------------------------------------------------------------------------------
         3,000  Toto Ltd.                                                                                 40,688
                ---------------------------------------------------------------------------------
         3,000  Yamanouchi Pharmaceutical                                                                 64,570
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                  2,704,934
                ---------------------------------------------------------------------------------  -------------
                MALAYSIA--0.4%
                ---------------------------------------------------------------------------------
         3,000  Malayan Banking Bhd                                                                       23,768
                ---------------------------------------------------------------------------------
        31,000  Malayan United Industries Bhd                                                             23,583
                ---------------------------------------------------------------------------------
        13,000  Malayawata Steel Berhad                                                                   22,239
                ---------------------------------------------------------------------------------
        10,000  Malaysian International Shipping Bhd                                                      24,438
                ---------------------------------------------------------------------------------
         7,000  (d)Tenaga Nasional Berhad                                                                 26,212
                ---------------------------------------------------------------------------------
        10,000  UMW Holdings Bhd                                                                          23,453
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    143,693
                ---------------------------------------------------------------------------------  -------------
                MEXICO--0.1%
                ---------------------------------------------------------------------------------
           800  Cemex SA, Class B, ADR                                                                     5,350
                ---------------------------------------------------------------------------------


FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
--------------  ---------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                FOREIGN EQUITY--CONTINUED
                ---------------------------------------------------------------------------------
                MEXICO--CONTINUED
                ---------------------------------------------------------------------------------
           500  Empresas ICA Sociedad Controladora S.A., ADR                                       $       5,125
                ---------------------------------------------------------------------------------
           900  Grupo Financiero Bancomer, S.A. de C.V., Class B, ADR                                      5,175
                ---------------------------------------------------------------------------------
           200  Pan American Beverage, Class A                                                             6,450
                ---------------------------------------------------------------------------------
           700  Transportacion Maritima Mexicana SA , Class L, ADR                                         5,338
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                     27,438
                ---------------------------------------------------------------------------------  -------------
                NETHERLANDS--0.7%
                ---------------------------------------------------------------------------------
         4,850  Elsevier NV                                                                               66,192
                ---------------------------------------------------------------------------------
           970  Polygram NV                                                                               58,405
                ---------------------------------------------------------------------------------
         2,400  Royal PTT Nederland NV                                                                    85,518
                ---------------------------------------------------------------------------------
           500  Unilever NV-Cert                                                                          66,078
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    276,193
                ---------------------------------------------------------------------------------  -------------
                NEW ZEALAND--0.1%
                ---------------------------------------------------------------------------------
        10,000  Fletcher Challenge Ltd.                                                                   24,809
                ---------------------------------------------------------------------------------
         1,419  Fletcher Challenge Ltd.--Forestry Shares                                                   2,001
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                     26,810
                ---------------------------------------------------------------------------------  -------------
                SINGAPORE--0.4%
                ---------------------------------------------------------------------------------
         9,000  First Capital Corp., Ltd., Singapore                                                      24,247
                ---------------------------------------------------------------------------------
         2,000  Fraser and Neave Ltd.                                                                     23,821
                ---------------------------------------------------------------------------------
        13,000  Haw Par Brothers International Ltd.                                                       28,018
                ---------------------------------------------------------------------------------
         3,000  Singapore Airlines Ltd.                                                                   28,075
                ---------------------------------------------------------------------------------
         2,000  Singapore Press Holdings Ltd.                                                             31,620
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    135,781
                ---------------------------------------------------------------------------------  -------------
                SPAIN--0.3%
                ---------------------------------------------------------------------------------
           235  Acerinox SA                                                                               23,547
                ---------------------------------------------------------------------------------
         1,500  Repsol SA                                                                                 47,280
                ---------------------------------------------------------------------------------


FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
--------------  ---------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                FOREIGN EQUITY--CONTINUED
                ---------------------------------------------------------------------------------
                SPAIN--CONTINUED
                ---------------------------------------------------------------------------------
           630  Zardoya-Otis SA                                                                    $      65,425
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    136,252
                ---------------------------------------------------------------------------------  -------------
                SWEDEN--0.3%
                ---------------------------------------------------------------------------------
         5,000  Stora Kopparbergs, Class A                                                                62,924
                ---------------------------------------------------------------------------------
         2,000  Svedala Industri AB Free                                                                  55,373
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    118,297
                ---------------------------------------------------------------------------------  -------------
                SWITZERLAND--0.9%
                ---------------------------------------------------------------------------------
            41  BBC Brown Boveri                                                                          47,086
                ---------------------------------------------------------------------------------
           600  CS Holding                                                                                56,912
                ---------------------------------------------------------------------------------
            50  Ciba-Giegy AG-R                                                                           44,577
                ---------------------------------------------------------------------------------
            50  Nestle SA                                                                                 53,296
                ---------------------------------------------------------------------------------
            10  Roche Holdings AG Genusscheine                                                            75,542
                ---------------------------------------------------------------------------------
           165  Zurich Versicherungsgesellschaft                                                          50,672
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    328,085
                ---------------------------------------------------------------------------------  -------------
                UNITED KINGDOM, SCOTLAND & NORTH IRELAND--3.2%
                ---------------------------------------------------------------------------------
        11,000  Associated British Ports Holdings PLC                                                     47,658
                ---------------------------------------------------------------------------------
         8,000  BTR PLC                                                                                   40,968
                ---------------------------------------------------------------------------------
         5,900  Boots Co. PLC                                                                             51,124
                ---------------------------------------------------------------------------------
        12,000  (d)British Gas PLC                                                                        44,825
                ---------------------------------------------------------------------------------
        17,600  British Steel PLC                                                                         45,536
                ---------------------------------------------------------------------------------
         6,700  Cadbury Schweppes PLC                                                                     57,133
                ---------------------------------------------------------------------------------
        15,100  Caradon PLC                                                                               45,425
                ---------------------------------------------------------------------------------
         9,800  Chubb Security                                                                            48,535
                ---------------------------------------------------------------------------------
         7,500  Compass Group                                                                             51,382
                ---------------------------------------------------------------------------------
         8,000  Grand Metropolitan PLC                                                                    54,133
                ---------------------------------------------------------------------------------


FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

  SHARES OR                                                                                            VALUE
  PRINCIPAL                                                                                           IN U.S.
    AMOUNT                                                                                            DOLLARS
--------------  ---------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                FOREIGN EQUITY--CONTINUED
                ---------------------------------------------------------------------------------
                UNITED KINGDOM, SCOTLAND & NORTH IRELAND--CONTINUED
                ---------------------------------------------------------------------------------
         3,960  Imperial Chemical Industries PLC                                                   $      46,075
                ---------------------------------------------------------------------------------
         8,500  Marks & Spencer PLC                                                                       57,452
                ---------------------------------------------------------------------------------
         5,000  (d)Midlands Electricity                                                                   70,959
                ---------------------------------------------------------------------------------
         3,600  RMC Group PLC                                                                             57,180
                ---------------------------------------------------------------------------------
         3,650  RTZ Corp. PLC                                                                             52,386
                ---------------------------------------------------------------------------------
         7,700  Rank Organisation PLC                                                                     48,567
                ---------------------------------------------------------------------------------
         4,900  Reckitt & Colman PLC                                                                      50,223
                ---------------------------------------------------------------------------------
        31,600  Rugby Group PLC                                                                           51,764
                ---------------------------------------------------------------------------------
         8,900  (d)Scottish Power PLC                                                                     51,367
                ---------------------------------------------------------------------------------
        27,500  Sedgwick Group PLC                                                                        50,731
                ---------------------------------------------------------------------------------
         8,400  Smith, W.H. Group PLC                                                                     55,683
                ---------------------------------------------------------------------------------
         6,000  Thames Water PLC                                                                          50,750
                ---------------------------------------------------------------------------------
        12,700  Tomkins PLC                                                                               51,329
                ---------------------------------------------------------------------------------
         9,000  Williams Holdings PLC                                                                     45,675
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                  1,226,860
                ---------------------------------------------------------------------------------  -------------
                TOTAL FOREIGN EQUITY                                                                   6,648,045
                ---------------------------------------------------------------------------------  -------------
                TOTAL STOCKS (IDENTIFIED COST $16,009,177)                                            18,055,917
                ---------------------------------------------------------------------------------  -------------
BONDS--25.7%
-------------------------------------------------------------------------------------------------
                TREASURY--9.1%
                ---------------------------------------------------------------------------------
$    2,025,000  United States Treasury Note 6.50%, 05/15/2005                                          2,132,447
                ---------------------------------------------------------------------------------
       860,000  United States Treasury Note 7.25%, 08/15/2004                                            945,811
                ---------------------------------------------------------------------------------
       350,000  United States Treasury Note, 7.50% 02/15/2005                                            392,249
                ---------------------------------------------------------------------------------  -------------
                TOTAL TREASURY                                                                         3,470,507
                ---------------------------------------------------------------------------------  -------------


FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
  PRINCIPAL                                                                                           IN U.S.
    AMOUNT                                                                                            DOLLARS
--------------  ---------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
-------------------------------------------------------------------------------------------------
                MORTGAGE-BACKED SECURITIES--5.0%
                ---------------------------------------------------------------------------------
                GOVERNMENT AGENCY--5.0%
                ---------------------------------------------------------------------------------
$      499,681  Federal Home Loan Mortgage Corp., 7.50%, 10/1/2025                                 $     509,040
                ---------------------------------------------------------------------------------
       197,052  Federal Home Loan Mortgage Corp., 7.00%, 4/1/2009                                        199,513
                ---------------------------------------------------------------------------------
        97,635  Federal National Mortgage Association, 7.00%, 5/1/2001                                    99,159
                ---------------------------------------------------------------------------------
       244,678  Federal National Mortgage Association, 8.00%, 7/1/2023                                   252,627
                ---------------------------------------------------------------------------------
       307,666  Government National Mortgage Association, 7.50%, 1/15/2024                               314,197
                ---------------------------------------------------------------------------------
       505,454  Government National Mortgage Association, 8.00%, 7/15/2025                               523,140
                ---------------------------------------------------------------------------------  -------------
                TOTAL MORTGAGE-BACKED SECURITIES                                                       1,897,676
                ---------------------------------------------------------------------------------  -------------
                HIGH YIELD BONDS--4.5%
                ---------------------------------------------------------------------------------
                AUTOMOTIVE--0.2%
                ---------------------------------------------------------------------------------
        75,000  Exide Corp., Sr. Note, 10%, 0/12.75%, 4/15/2005                                           81,000
                ---------------------------------------------------------------------------------  -------------
                BANKING--0.3%
                ---------------------------------------------------------------------------------
       100,000  First Nationwide Holdings, Sr. Note, 12.25%, 5/15/2001                                   114,125
                ---------------------------------------------------------------------------------  -------------
                BROADCAST RADIO & TV--0.4%
                ---------------------------------------------------------------------------------
        50,000  Chancellor Broadcasting Co., Sr. Sub. Note, 12.50%, 10/1/2004                             53,750
                ---------------------------------------------------------------------------------
        50,000  SCI Television, Sr. Secd. Note, 11.00%, 6/30/2005                                         53,000
                ---------------------------------------------------------------------------------
        50,000  Sinclair Broadcast Group, Sr. Sub. Note, 10.00%, 9/30/2005                                51,375
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    158,125
                ---------------------------------------------------------------------------------  -------------
                CABLE TELEVISION--0.4%
                ---------------------------------------------------------------------------------
        25,000  CAI Wireless Systems, Sr. Note, 12.25%, 9/15/2002                                         26,469
                ---------------------------------------------------------------------------------
        50,000  Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013                                        52,750
                ---------------------------------------------------------------------------------
        25,000  Fundy Cable Ltd./Ltee, Sr. Secd. 2nd Priority Note,
                11.00%, 11/15/2005                                                                        25,563
                ---------------------------------------------------------------------------------
       100,000  International Cabletel, Sr. Note, 0/12.75%, 4/15/2005                                     61,125
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    165,907
                ---------------------------------------------------------------------------------  -------------


FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
  PRINCIPAL                                                                                           IN U.S.
    AMOUNT                                                                                            DOLLARS
--------------  ---------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
-------------------------------------------------------------------------------------------------
                HIGH YIELD BONDS--CONTINUED
                ---------------------------------------------------------------------------------
                CHEMICALS & PLASTICS--0.3%
                ---------------------------------------------------------------------------------
$       50,000  Arcadian Partners Lp, Sr. Note, Series B, 10.75%, 5/1/2005                         $      55,000
                ---------------------------------------------------------------------------------
        50,000  G-I Holdings, Sr. Disc. Note, 0%, 10/1/1998                                               37,937
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                     92,937
                ---------------------------------------------------------------------------------  -------------
                CLOTHING & TEXTILES--0.1%
                ---------------------------------------------------------------------------------
        50,000  Westpoint Stevens, Inc., Sr. Sub. Deb., 9.375%, 12/15/2005                                50,750
                ---------------------------------------------------------------------------------  -------------
                CONGLOMERATES--0.1%
                ---------------------------------------------------------------------------------
        50,000  Sherritt Gordon Ltd., Sr. Note, 9.75%, 4/1/2003                                           52,250
                ---------------------------------------------------------------------------------  -------------
                CONSUMER PRODUCTS--0.3%
                ---------------------------------------------------------------------------------
        50,000  (c)Herff Jones, Inc., Sr. Sub. Note, 11.00%, 8/15/2005                                    52,875
                ---------------------------------------------------------------------------------
        50,000  Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003                           44,250
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                     97,125
                ---------------------------------------------------------------------------------  -------------
                CONTAINER & GLASS PRODUCTS--0.1%
                ---------------------------------------------------------------------------------
        50,000  Owens Illinois, Inc., Sr. Sub. Note, 9.75%, 8/15/2004                                     52,125
                ---------------------------------------------------------------------------------  -------------
                FOOD & DRUG RETAILERS--0.3%
                ---------------------------------------------------------------------------------
        50,000  Pathmark Stores, Inc., Sr. Sub. Note, 9.625%, 5/1/2003                                    46,813
                ---------------------------------------------------------------------------------
        50,000  Ralph's Grocery Co., Sr. Note, 10.45%, 6/15/2004                                          49,375
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                     96,188
                ---------------------------------------------------------------------------------  -------------
                FOOD PRODUCTS--0.2%
                ---------------------------------------------------------------------------------
        50,000  Curtice-Burns Foods, Inc., Sr. Sub. Note, 12.25%, 2/1/2005                                51,500
                ---------------------------------------------------------------------------------
        25,000  (c)Van de Kamp's Inc., Sr. Sub. Note, 12.00%, 9/15/2005                                   25,813
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                     77,313
                ---------------------------------------------------------------------------------  -------------
                FOOD SERVICES--0.1%
                ---------------------------------------------------------------------------------
        50,000  Flagstar Corp., Sr. Note, 10.875%, 12/1/2002                                              45,750
                ---------------------------------------------------------------------------------  -------------


FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
  PRINCIPAL                                                                                           IN U.S.
    AMOUNT                                                                                            DOLLARS
--------------  ---------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
-------------------------------------------------------------------------------------------------
                HIGH YIELD BONDS--CONTINUED
                ---------------------------------------------------------------------------------
                FOREST PRODUCTS--0.3%
                ---------------------------------------------------------------------------------
$       50,000  Repap New Brunswick, 2nd Priority Sr. Secd. Note,
                10.625%, 4/15/2005                                                                 $      49,688
                ---------------------------------------------------------------------------------
        50,000  Stone Container Corp., Sr. Note, 9.875%, 2/1/2001                                         48,688
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                     98,376
                ---------------------------------------------------------------------------------  -------------
                HEALTHCARE--0.1%
                ---------------------------------------------------------------------------------
        50,000  Tenet Healthcare, Sr. Sub. Note, 10.125%, 3/1/2005                                        54,438
                ---------------------------------------------------------------------------------  -------------
                HOME PRODUCTS & FURNISHINGS--0.1%
                ---------------------------------------------------------------------------------
        50,000  American Standard, Inc., Sr. Sub. Disc. Deb., 0/10.50%, 6/1/2005                          42,250
                ---------------------------------------------------------------------------------  -------------
                LEISURE & ENTERTAINMENT--0.1%
                ---------------------------------------------------------------------------------
        50,000  (c)Six Flags Theme Parks, Sr. Sub. Disc. Note, 0/12.25%, 6/15/2005                        39,125
                ---------------------------------------------------------------------------------  -------------
                OIL & GAS--0.1%
                ---------------------------------------------------------------------------------
        50,000  Falcon Drilling Company, Sr. Note, 9.75%, 1/15/2001                                       50,750
                ---------------------------------------------------------------------------------  -------------
                RETAILERS--0.1%
                ---------------------------------------------------------------------------------
        50,000  Brylane Capital Corp., Sr. Sub. Note, 10.00%, 9/1/2003                                    43,750
                ---------------------------------------------------------------------------------  -------------
                SERVICES--0.1%
                ---------------------------------------------------------------------------------
        25,000  (c)Coinmach Corporation, Sr. Note, 11.75%, 11/15/2005                                     25,312
                ---------------------------------------------------------------------------------  -------------
                STEEL--0.3%
                ---------------------------------------------------------------------------------
        50,000  GS Technologies Operating Co., Inc., Sr. Note, 12.00%, 9/1/2004                           49,500
                ---------------------------------------------------------------------------------
        50,000  Northwestern Steel & Wire, Sr. Note, 9.50%, 6/15/2001                                     49,500
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                     99,000
                ---------------------------------------------------------------------------------  -------------
                TELECOMMUNICATIONS & CELLULAR--0.4%
                ---------------------------------------------------------------------------------
        25,000  (c)IXC Communications, Inc., Sr. Note, 12.50%, 10/1/2005                                  26,188
                ---------------------------------------------------------------------------------
        25,000  MobileMedia Communication, Sr. Sub. Note, 9.375%, 11/1/2007                               25,313
                ---------------------------------------------------------------------------------
        50,000  Nextel Communications, Inc., Sr. Disc. Note, 0/11.50%, 9/1/2003                           30,125
                ---------------------------------------------------------------------------------


FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
  PRINCIPAL                                                                                           IN U.S.
    AMOUNT                                                                                            DOLLARS
--------------  ---------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
-------------------------------------------------------------------------------------------------
                HIGH YIELD BONDS--CONTINUED
                ---------------------------------------------------------------------------------
                TELECOMMUNICATIONS & CELLULAR--CONTINUED
                ---------------------------------------------------------------------------------
$       50,000  Paging Network, Sr. Sub. Note, 10.125%, 8/1/2007                                   $      53,375
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    135,001
                ---------------------------------------------------------------------------------  -------------
                UTILITIES--0.1%
                ---------------------------------------------------------------------------------
        50,000  California Energy Co., Sr. Disc. Note, 0/10.25%, 1/15/2004                                46,500
                ---------------------------------------------------------------------------------  -------------
                TOTAL HIGH YIELD BONDS                                                                 1,718,097
                ---------------------------------------------------------------------------------  -------------
   FOREIGN
   CURRENCY                                                                                            VALUE
     PAR                                                                                              IN U.S.
    AMOUNT                                                                                            DOLLARS
--------------  ---------------------------------------------------------------------------------  -------------
                FOREIGN BONDS--7.1%
                ---------------------------------------------------------------------------------
                AUSTRALIAN DOLLAR--0.1%
                ---------------------------------------------------------------------------------
        60,000  State Bank of New South Wales, 12.25%, 2/26/2001                                          51,989
                ---------------------------------------------------------------------------------  -------------
                BELGIUM FRANC--0.4%
                ---------------------------------------------------------------------------------
       200,000  Belgian Gov't., Foreign Gov't. Guarantee, 10.00%, 4/5/1996                                 6,869
                ---------------------------------------------------------------------------------
     4,000,000  Belgium Kingdom, 7.75%, 10/15/2004                                                       143,774
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    150,643
                ---------------------------------------------------------------------------------  -------------
                CANADIAN DOLLAR--0.4%
                ---------------------------------------------------------------------------------
       155,000  Ontario Hydro, 9.00%, 6/24/2002                                                          124,354
                ---------------------------------------------------------------------------------  -------------
                DANISH KRONE--0.3%
                ---------------------------------------------------------------------------------
       500,000  Denmark, 8.00%, 5/15/2003                                                                 93,904
                ---------------------------------------------------------------------------------  -------------
                DEUTSCHE MARK--1.2%
                ---------------------------------------------------------------------------------
       150,000  Bundesobligationen, Deb., 7.25%, 10/20/1997                                              109,656
                ---------------------------------------------------------------------------------
       435,000  Treuhandanstalt, 7.75%, 10/1/2002                                                        332,468
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    442,124
                ---------------------------------------------------------------------------------  -------------
                FRENCH FRANC--0.9%
                ---------------------------------------------------------------------------------
       950,000  France O.A.T., 8.50%, 11/25/2002                                                         209,931
                ---------------------------------------------------------------------------------


FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

   FOREIGN
   CURRENCY                                                                                            VALUE
     PAR                                                                                              IN U.S.
    AMOUNT                                                                                            DOLLARS
--------------  ---------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
-------------------------------------------------------------------------------------------------
                FOREIGN BONDS--CONTINUED
                ---------------------------------------------------------------------------------
                FRENCH FRANC--CONTINUED
                ---------------------------------------------------------------------------------
       600,000  KFW International Finance, 7.00%, 5/12/2000                                        $     123,910
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    333,841
                ---------------------------------------------------------------------------------  -------------
                ITALIAN LIRA--0.4%
                ---------------------------------------------------------------------------------
   300,000,000  Buoni Poliennali Del Tes, 9.50%, 1/1/2005                                                169,382
                ---------------------------------------------------------------------------------  -------------
                JAPANESE YEN--1.8%
                ---------------------------------------------------------------------------------
    28,000,000  Export-import Bank Japan, 4.375%, 10/1/2003                                              308,550
                ---------------------------------------------------------------------------------
    11,000,000  Interamerican Development, Deb., 7.25%, 5/15/2000                                        134,189
                ---------------------------------------------------------------------------------
    20,000,000  KFW International Finance, 6.00%, 11/29/1999                                             231,941
                ---------------------------------------------------------------------------------  -------------
                Total                                                                                    674,680
                ---------------------------------------------------------------------------------  -------------
                NETHERLANDS GUILDER--0.4%
                ---------------------------------------------------------------------------------
       250,000  Netherlands Government, 5.75%, 1/15/2004                                                 152,226
                ---------------------------------------------------------------------------------  -------------
                SPANISH PESETA--0.3%
                ---------------------------------------------------------------------------------
    16,000,000  Spanish Government, 10.00%, 2/28/2005                                                    128,332
                ---------------------------------------------------------------------------------  -------------
                SWEDISH KRONA--0.2%
                ---------------------------------------------------------------------------------
       700,000  Sweden, 6.00%, 2/9/2005                                                                   89,068
                ---------------------------------------------------------------------------------  -------------
                UNITED KINGDOM POUND--0.7%
                ---------------------------------------------------------------------------------
       160,000  UK Conversion, 9.00%, 3/3/2000                                                           263,625
                ---------------------------------------------------------------------------------  -------------
                 TOTAL FOREIGN BONDS                                                                    2,674,168
                 ---------------------------------------------------------------------------------  -------------
                 TOTAL BONDS (IDENTIFIED COST $9,375,356)                                               9,760,448
                 ---------------------------------------------------------------------------------  -------------


FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                        VALUE
   PRINCIPAL                                                                                           IN U.S.
    AMOUNT                                                                                             DOLLARS
---------------  ---------------------------------------------------------------------------------  -------------
(A)CASH EQUIVALENTS--26.3%
--------------------------------------------------------------------------------------------------
                 TREASURY SECURITIES--14.3%
                 ---------------------------------------------------------------------------------
$    5,500,000   United States Treasury Bill 3/14/1996 (identified cost $5,416,634)                 $   5,417,720
                 ---------------------------------------------------------------------------------  -------------
                 (E)REPURCHASE AGREEMENT--12.0%
                 ---------------------------------------------------------------------------------
     4,555,000   J.P. Morgan & Co., Inc., 5.930%, dated 10/31/1995, due 12/1/1995
                 (at amortized cost)                                                                    4,555,000
                 ---------------------------------------------------------------------------------  -------------
                 TOTAL CASH EQUIVALENTS                                                                 9,972,720
                 ---------------------------------------------------------------------------------  -------------
                 TOTAL INVESTMENTS (IDENTIFIED COST $35,356,167)(F)                                 $  37,789,085
                 ---------------------------------------------------------------------------------  -------------


 (a) The Fund purchases Index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to stocks and minimizing trading costs. The total market value of open Index futures contracts is $4,945,475 at November 30, 1995, which represents 13.0% of net assets. Taking into consideration these open Index futures contracts, the Fund's effective, total exposure to stocks is 60.6%. The Fund holds cash equivalents as collateral for thirteen S & P 500 Futures contracts with a market value of $3,960,875. Consequently, the Fund's exposure to large cap stocks is 24.0% of the fund. The Fund holds cash equivalents as collateral for the nine S & P Midcap futures contracts with a market value of $984,600. Consequently, the Fund's exposure to small cap stocks is 19.1% of the Fund.

 (b) Non-income producing security.

(c) Denotes a restricted security which is subject to restrictions or resale under Federal Securities laws. At the end of the period, these securities amounted to $274,913 which represents 0.7% of net assets.



 (d) The utility stocks are shown in the asset category in which they were purchased. The Fund's total exposure to utility stocks is 2.3% of net assets.



 (e) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations. The investment in the repurchase agreement was through participation in a joint account with other Federated funds.



 (f) The cost of investments for federal tax purposes amounts to $35,390,388. The net unrealized appreciation of investments on a federal tax basis amounts to $2,398,697 which is comprised of $2,825,166 appreciation and $426,469 depreciation at November 30, 1995.


FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Note: The categories of investments are shown as a percentage of net assets
      ($37,953,490) at November 30, 1995.

The following acronym(s) are used throughout this portfolio:

ADR--American Depository Receipt
GDR--Global Depository Receipts
LP--Limited Partnership
PEPS--Participating Equity Preferred Stock
PLC--Public Limited Company
STRYPES--Structured Yield Product Exchangeable for Stock

(See Notes which are an integral part of the Financial Statements)


FEDERATED MANAGED AGGRESSIVE GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

ASSETS:
----------------------------------------------------------------------------------------------------
Investment in repurchase agreement                                                       $ 4,555,000
---------------------------------------------------------------------------------------
Investments in securities                                                                 33,234,085
---------------------------------------------------------------------------------------  -----------
Total investments in securities, at value (identified cost: $35,356,167 and tax cost: $35,390,388)    $ 37,789,085
----------------------------------------------------------------------------------------------------
Cash denominated in foreign currencies (identified cost, $58,627)                                           58,117
----------------------------------------------------------------------------------------------------
Income receivable                                                                                          186,093
----------------------------------------------------------------------------------------------------
Receivable for investments sold                                                                            196,344
----------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                 111,753
----------------------------------------------------------------------------------------------------
Receivable for foreign currency sold                                                                       135,369
----------------------------------------------------------------------------------------------------
Deferred expenses                                                                                           30,822
----------------------------------------------------------------------------------------------------  ------------
    Total assets                                                                                        38,507,583
----------------------------------------------------------------------------------------------------
LIABILITIES:
----------------------------------------------------------------------------------------------------
Payable for investments purchased                                                        $   282,297
---------------------------------------------------------------------------------------
Payable for shares redeemed                                                                   57,536
---------------------------------------------------------------------------------------
Payable to Bank                                                                               22,902
---------------------------------------------------------------------------------------
Payable for taxes withheld                                                                     2,694
---------------------------------------------------------------------------------------
Payable for daily variation margin                                                             3,150
---------------------------------------------------------------------------------------
Payable for foreign currency purchased                                                       135,369
---------------------------------------------------------------------------------------
Accrued expenses                                                                              50,145
---------------------------------------------------------------------------------------  -----------
    Total liabilities                                                                                      554,093
----------------------------------------------------------------------------------------------------  ------------
NET ASSETS for 3,274,929 shares outstanding                                                           $ 37,953,490
----------------------------------------------------------------------------------------------------  ------------
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------
Paid in capital                                                                                       $ 34,324,214
----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, translation
of assets and liabilities in foreign currency, and futures contracts                                     2,678,031
----------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments, foreign currency transactions, and futures contracts         608,988
----------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                        342,257
----------------------------------------------------------------------------------------------------  ------------
    Total Net Assets                                                                                  $ 37,953,490
----------------------------------------------------------------------------------------------------  ------------
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
----------------------------------------------------------------------------------------------------
Institutional Shares: $25,611,107 / 2,209,617 shares outstanding                                            $11.59
----------------------------------------------------------------------------------------------------  ------------
Select Shares: $12,342,383 / 1,065,312 shares outstanding                                                   $11.59
----------------------------------------------------------------------------------------------------  ------------


(See Notes which are an integral part of the Financial Statements)

FEDERATED MANAGED AGGRESSIVE GROWTH FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
------------------------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $10,962)                                                    $ 239,488
------------------------------------------------------------------------------------------------------
Interest (net of foreign taxes withheld of $662)                                                          841,801
------------------------------------------------------------------------------------------------------  ---------
    Total income                                                                                        1,081,289
------------------------------------------------------------------------------------------------------
EXPENSES:
-------------------------------------------------------------------------------------------
Investment advisory fee                                                                      $ 183,693
-------------------------------------------------------------------------------------------
Administrative personnel and services fee                                                      155,000
-------------------------------------------------------------------------------------------
Custodian fees                                                                                  91,401
-------------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                        50,845
-------------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                        2,173
-------------------------------------------------------------------------------------------
Auditing fees                                                                                   12,407
-------------------------------------------------------------------------------------------
Legal fees                                                                                       3,809
-------------------------------------------------------------------------------------------
Portfolio accounting fees                                                                       31,136
-------------------------------------------------------------------------------------------
Distribution services fee--Select Shares                                                        40,751
-------------------------------------------------------------------------------------------
Shareholder services fee--Institutional Shares                                                  47,647
-------------------------------------------------------------------------------------------
Shareholder services fee--Select Shares                                                         13,584
-------------------------------------------------------------------------------------------
Share registration costs                                                                        19,542
-------------------------------------------------------------------------------------------
Printing and postage                                                                            34,745
-------------------------------------------------------------------------------------------
Insurance premiums                                                                               3,852
-------------------------------------------------------------------------------------------
Miscellaneous                                                                                   13,664
-------------------------------------------------------------------------------------------  ---------
    Total expenses                                                                             704,249
-------------------------------------------------------------------------------------------
Waivers and reimbursements--
-------------------------------------------------------------------------------------------
Waiver of investment advisory fee                                                 $(183,693)
--------------------------------------------------------------------------------
Waiver of distribution services fee--Select Shares                                  (13,584)
--------------------------------------------------------------------------------
Waiver of shareholder services fee--Institutional Shares                            (47,647)
--------------------------------------------------------------------------------
Reimbursement of other operating expenses                                          (172,998)
--------------------------------------------------------------------------------  ---------
Total waivers and reimbursements                                                              (417,922)
-------------------------------------------------------------------------------------------  ---------
    Net expenses                                                                                          286,327
------------------------------------------------------------------------------------------------------  ---------
        Net investment income                                                                             794,962
------------------------------------------------------------------------------------------------------  ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY, AND FUTURES CONTRACTS:
------------------------------------------------------------------------------------------------------
Net realized gain on investments, foreign currency transactions, and futures contracts                    651,763
------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments,
translation of assets and liabilities in foreign currency, and futures contracts                        3,244,417
------------------------------------------------------------------------------------------------------  ---------
Net realized and unrealized gain on investments, foreign currency, and futures contracts                3,896,180
------------------------------------------------------------------------------------------------------  ---------
        Change in net assets resulting from operations                                                  $4,691,142
------------------------------------------------------------------------------------------------------  ---------


(See Notes which are an integral part of the Financial Statements)

FEDERATED MANAGED AGGRESSIVE GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       YEAR ENDED              PERIOD ENDED
                                                                   NOVEMBER 30, 1995        NOVEMBER 30, 1994*
---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
---------------------------------------------------------------
OPERATIONS--
---------------------------------------------------------------
Net investment income                                                $      794,962           $      225,576
---------------------------------------------------------------
Net realized gain (loss) on investments, foreign
currency transactions, and futures contracts ($888,863 and
$31,171 net gains respectively, as computed for federal tax
purposes)                                                                   651,763                   75,474
---------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of
investments, translation of assets and liabilities in foreign
currency, and futures contracts                                           3,244,417                 (566,386)
---------------------------------------------------------------  ----------------------  ------------------------
    Change in net assets resulting from operations                        4,691,142                 (265,336)
---------------------------------------------------------------  ----------------------  ------------------------
DISTRIBUTIONS TO SHAREHOLDERS--
---------------------------------------------------------------
Distributions from net investment income:
---------------------------------------------------------------
    Institutional Shares                                                   (547,698)                (107,045)
---------------------------------------------------------------
    Select Shares                                                          (101,587)                  (9,749)
---------------------------------------------------------------
Distributions from net realized gains on investments, foreign currency transactions, and futures contracts:
---------------------------------------------------------------
         Institutional Shares                                               (28,086)                      --
---------------------------------------------------------------
         Select Shares                                                       (3,092)                      --
---------------------------------------------------------------  ----------------------  ------------------------
         Change in net assets resulting
         from distributions to shareholders                                (680,463)                (116,794)
---------------------------------------------------------------  ----------------------  ------------------------
SHARE TRANSACTIONS--
---------------------------------------------------------------
Proceeds from sale of shares                                             24,745,587               18,841,563
---------------------------------------------------------------
Net asset value of shares issued to shareholders
in payment of distributions declared                                        492,403                   54,330
---------------------------------------------------------------
Cost of shares redeemed                                                  (8,663,934)              (1,145,008)
---------------------------------------------------------------  ----------------------  ------------------------
    Change in net assets resulting from share transactions               16,574,056               17,750,885
---------------------------------------------------------------  ----------------------  ------------------------
         Change in net assets                                            20,584,735               17,368,755
---------------------------------------------------------------
NET ASSETS:
---------------------------------------------------------------
Beginning of period                                                      17,368,755                 --
---------------------------------------------------------------  ----------------------  ------------------------
End of period (including undistributed net investment income of
$342,257 and $120,335 respectively)                                  $   37,953,490           $   17,368,755
---------------------------------------------------------------  ----------------------  ------------------------


*For the period from January 27, 1994 (start of business) to November 30, 1994.

(See Notes which are an integral part of the Financial Statements)


FEDERATED MANAGED AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1995

--------------------------------------------------------------------------------

(1) ORGANIZATION


Managed Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four diversified portfolios. The financial statements included herein are only those of Federated Managed Aggressive Growth Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers two classes of shares: Institutional Shares (formerly, Institutional Service Shares) and Select Shares. The Institutional Service Shares changed its name to Institutional Shares effective June 30, 1995.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.


     INVESTMENT VALUATIONS--Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. All other securities are valued at prices provided by an independent pricing service.

     REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal

FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

     Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.


     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, and futures transactions. As a result of these differences, the following required reclassifications have been made to the current year financial statements.

                     INCREASE (DECREASE)
                      ACCUMULATED
                      NET REALIZED       UNDISTRIBUTED NET
 PAID-IN CAPITAL       GAIN/LOSS         INVESTMENT INCOME
      ($740)           ($  75,505)           $  76,245



     Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DEFERRED EXPENSES--The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized using the straight-line method over a period of five years from the Fund's commencement date.

     CONCENTRATION OF CREDIT RISK--The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------


     At November 30, 1995, the industry diversification of foreign securities was as follows:

                                                  % OF
     INDUSTRY                                  NET ASSETS
     Agency                                           2.1
     Automobiles                                      0.1
     Banking                                          0.9
     Beverages & Tobacco                              0.2
     Broadcasting & Publishing                        0.5
     Building Materials & Components                  1.0
     Business & Public Services                       0.9
     Chemicals                                        1.0
     Construction & Housing                           0.4
     Data Processing & Reproduction                   0.3
     Electrical & Electronics                         0.4
     Energy Sources                                   0.3
     Financial Services                               0.4
     Food & Household Products                        0.9
     Forest Products & Paper                          0.2
     Health & Personal Care                           0.9
     Industrial Components                            0.8

                                                  % OF
     INDUSTRY                                  NET ASSETS
     Insurance                                        0.8
     Leisure & Tourism                                0.4
     Machinery & Engineering                          1.7
     Merchandising                                    1.2
     Metals                                           0.7
     Miscellaneous Materials & Commodities            0.3
     Multi-Industry                                   0.7
     Real Estate                                      0.3
     Recreation, Other Consumer Goods                 0.4
     Sovereign                                        4.5
     State/Provincial                                 0.1
     Supranational                                    0.4
     Telecommunications                               0.7
     Transportation                                   0.8
     Utilities--Electrical & Gas                      0.5



     FUTURES CONTRACTS--The Fund may purchase and sell futures contracts to accommodate cash flows into and out of the Fund's portfolio and to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Upon entering into a stock futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. For the period ended November 30, 1995, the Fund had realized gains of $414,584 on futures contracts.


FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

     At November 30, 1995, the Fund had outstanding futures contracts as set forth below:

                                                                                              Unrealized
                                                                 TOTAL FACE                  Appreciation
     EXPIRATION DATE           CONTRACTS TO DELIVER/RECEIVE         VALUE       Position    (Depreciation)
     December 1995          9 S&P Midcap                             949,750      Long        $    34,850
     December 1995          8 S&P 500                              2,262,150      Long            166,850
     March 1996             5 S&P 500                              1,487,200      Long             44,675
                                                                               ----------
     Net Unrealized Appreciation (Depreciation) on Futures Contracts                          $   246,375
                                                                                           -----------------



     FOREIGN CURRENCY COMMITMENTS--The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At November 30, 1995, the Fund had outstanding foreign currency commitments as set forth below:

                                                                                          UNREALIZED
                                                                                         APPRECIATION
     SETTLEMENT DATE            CONTRACTS TO DELIVER/RECEIVE       IN EXCHANGE FOR      (DEPRECIATION)
     CONTRACTS PURCHASED:
     December 1, 1995        3,779 Argentine Peso                     $   3,780            $  --
     December 1, 1995        211,338 Hong Kong Dollar                 $  27,326                   (4)
     December 5, 1995        38,825 Pound Sterling                    $  59,189                  249
     CONTRACTS SOLD:
     December 5, 1995        29,566 Pound Sterling                    $  45,073                 (190)
                                                                                              ------
     Net Unrealized Appreciation (Depreciation) on Foreign Currency Commitments
                                                                                           $      55
                                                                                              ------


     FOREIGN CURRENCY TRANSLATION--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of

FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
     operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.


     Reported net realized foreign exchange gains or losses arise from, sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

     Additional information on each restricted security held at November 30, 1995 is as follows:

SECURITY                                              ACQUISITION DATE      ACQUISITION COST
Coinmach Corporation, Sr. Note                            11/14/95             $   25,000
Herff Jones, Inc., Sr. Sub Note                           9/14/95                  51,750
IXC Communications, Inc., Sr. Note                        9/25/95                  24,320
Six Flags Theme Parks, Sr. Sub Disc. Note                 7/17/95                  39,262
Van De Kamp's Inc., Sr. Sub Note                          9/14/95                  25,000
Westinghouse Electric Corp., PEPS                     9/27/95-9/28/95              97,600


     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in capital stock were as follows:

FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

                                                                  YEAR ENDED                PERIOD ENDED
                                                               NOVEMBER 30, 1995        NOVEMBER 30, 1994(A)
INSTITUTIONAL SHARES                                         SHARES       AMOUNT        SHARES       AMOUNT
Shares sold                                                 1,317,111  $  14,153,127   1,703,344  $  17,093,888
---------------------------------------------------------
Shares issued to shareholders in
payment of distributions declared                              39,301        411,923       4,919         49,959
---------------------------------------------------------
Shares redeemed                                              (744,515)    (7,759,093)   (110,543)    (1,106,095)
---------------------------------------------------------  ----------  -------------  ----------  -------------
     Net change resulting from
     Institutional share transactions                         611,897  $   6,805,957   1,597,720  $  16,037,752
---------------------------------------------------------  ----------  -------------  ----------  -------------

                                                                  YEAR ENDED                PERIOD ENDED
                                                               NOVEMBER 30, 1995        NOVEMBER 30, 1994(A)
SELECT SHARES                                                SHARES       AMOUNT        SHARES       AMOUNT
Shares sold                                                   970,853  $  10,592,460     174,124  $   1,747,675
---------------------------------------------------------
Shares issued to shareholders in
payment of distributions declared                               7,409         80,480         431          4,371
---------------------------------------------------------
Shares redeemed                                               (83,687)      (904,841)     (3,818)       (38,913)
---------------------------------------------------------  ----------  -------------  ----------  -------------
     Net change resulting from
     Select share transactions                                894,575  $   9,768,099     170,737  $   1,713,133
---------------------------------------------------------  ----------  -------------  ----------  -------------
          Net change resulting from
          share transactions                                1,506,472  $  16,574,056   1,768,457  $  17,750,885
---------------------------------------------------------  ----------  -------------  ----------  -------------


(a) For the period from January 27, 1994 (start of business) to November 30,
1994.

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Management, the Fund's investment adviser, (the "Adviser"), receives for its services an annual investment advisory fee equal to .75 of 1% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Under the terms of a sub-advisory agreement between the Adviser and Federated Global Research Corp., Federated Global Research Corp. receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. This fee is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Select shares. The Plan provides that the Fund may incur distribution expenses of up to .75 of 1% of average net assets of Select shares ,annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.


SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to .25 of 1% of average daily net assets of the Fund for the period. This fee is to obtain certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion. For the fiscal year ended November 30, 1995, the Institutional Shares fully waived its shareholder services fee.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES--Federated Services Company ("FServ") serves as transfer and dividend disbursing agent for the Fund. This fee is based on the size, type, and number of accounts and transactions made by shareholders.


PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.



ORGANIZATIONAL EXPENSES--Organizational expenses ($36,187) and start-up administrative service expenses of ($39,069) were borne initially by Adviser. The Fund has agreed to reimburse Adviser for the organizational and start-up administrative expenses during the five year period following effective date. For the period ended November 30, 1995, the Fund paid $7,834 and $5,001 pursuant to this agreement.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

FEDERATED MANAGED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1995, were as follows:

---------------------------------------------------------------------------------------------------
PURCHASES                                                                                            $  43,920,779
---------------------------------------------------------------------------------------------------  -------------
SALES                                                                                                $  29,976,038
---------------------------------------------------------------------------------------------------  -------------


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of MANAGED SERIES TRUST:
(Federated Managed Aggressive Growth Fund):


We have audited the accompanying statement of assets and liabilities of Federated Managed Aggressive Growth Fund (an investment portfolio of Managed Series Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of November 30, 1995, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights (see pages 2 and 27 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Managed Aggressive Growth Fund (an investment portfolio of Managed Series Trust) as of November 30, 1995, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.


                                                             ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania
January 18, 1996



APPENDIX
--------------------------------------------------------------------------------

STANDARD AND POOR'S RATINGS GROUP LONG-TERM DEBT RATINGS

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC--Debt rated CCC has currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI--The rating CI is reserved for income bonds on which no interest is being paid.

D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
FITCH INVESTORS SERVICE, INC., LONG-TERM DEBT RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

NR--NR indicates that Fitch does not rate the specific issue.

PLUS (+) OR MINUS (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.


ADDRESSES
--------------------------------------------------------------------------------

Federated Managed Aggressive Growth Fund
                    Select Shares                                          Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------

Distributor
                    Federated Securities Corp.                             Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------

Investment Adviser
                    Federated Management                                   Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------

Sub-Adviser
                    Federated Global                                       175 Water Street
                    Research Corp.                                         New York, NY 10038-4965
---------------------------------------------------------------------------------------------------------------------

Custodian
                    State Street Bank and                                  P.O. Box 8600
                    Trust Company                                          Boston, Massachusetts 02266-8600
---------------------------------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent
                    Federated Services Company                             P.O. Box 8600
                                                                           Boston, Massachusetts 02266-8600
---------------------------------------------------------------------------------------------------------------------

Independent Public Accountants
                    Arthur Andersen LLP                                    2100 One PPG Place
                                                                           Pittsburgh, Pennsylvania 15222
---------------------------------------------------------------------------------------------------------------------



FEDERATED MANAGED
AGGRESSIVE GROWTH FUND
SELECT SHARES
PROSPECTUS

A Diversified Portfolio of
Managed Series Trust,
an Open-End Management
Investment Company


Prospectus dated January 31, 1996


[LOGO]  FEDERATED SECURITIES CORP.
        ---------------------------------------------
        Distributor
        A subsidiary of FEDERATED INVESTORS

        FEDERATED INVESTORS TOWER
        PITTSBURGH, PA 15222-3779

        Cusip 56166K800
        3122008A-SEL (1/96)

Lifecycle Investing
MANAGED SERIES TRUST
From Federated Investors




FEDERATED MANAGED GROWTH AND INCOME FUND

Lifecycle Investing
MANAGED SERIES TRUST
From Federated Investors
[Logo}

INSTITUTIONAL SHARES

Federated Managed
Growth and Income Fund is part of
Managed Series Trust,
a lifecycle investing program from
Federated Investors.

Other funds available
in Managed Series Trust are
Federated Managed Income Fund,
Federated Managed Growth Fund,
and Federated Managed
Aggressive Growth Fund.

[Logo]
FEDERATED SECURITIES CORP.
Distributor
A subsidiary of FEDERATED INVESTORS
[Logo]

FEDERATED MANAGED GROWTH AND INCOME FUND
(A PORTFOLIO OF MANAGED SERIES TRUST)
INSTITUTIONAL SHARES
PROSPECTUS

The Institutional Shares of Federated Managed Growth and Income Fund (the "Fund") offered by this prospectus represent interests in the Fund, which is a diversified investment portfolio of Managed Series Trust (the "Trust"). The Trust is an open-end management investment company (a mutual fund).



The investment objective of the Fund is to seek current income and capital appreciation. The Fund invests in both bonds and stocks. Institutional Shares are sold at net asset value.



THE INSTITUTIONAL SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE INSTITUTIONAL SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



This prospectus contains the information you should read and know before you invest in Institutional Shares of the Fund. Keep this prospectus for future reference.



The Fund has also filed a Statement of Additional Information for Institutional Shares and Select Shares of all portfolios of the Trust dated January 31, 1996, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-235-4669. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated January 31, 1996



TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY OF FUND EXPENSES                                                       1
------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                           2
------------------------------------------------------

GENERAL INFORMATION                                                            3
------------------------------------------------------

INVESTMENT INFORMATION                                                         3
------------------------------------------------------
  Investment Objective                                                         3
  Investment Policies                                                          3
  Investment Limitations                                                      15

TRUST INFORMATION                                                             15
------------------------------------------------------
  Management of the Trust                                                     15
  Distribution of Institutional Shares                                        19
  Administration of the Fund                                                  19
  Brokerage Transactions                                                      20

NET ASSET VALUE                                                               21
------------------------------------------------------

INVESTING IN INSTITUTIONAL SHARES                                             21
------------------------------------------------------
  Share Purchases                                                             21
  Minimum Investment Required                                                 22
  What Shares Cost                                                            22
  Subaccounting Services                                                      22
  Systematic Investment Program                                               22
  Certificates and Confirmations                                              23
  Dividends                                                                   23
  Capital Gains                                                               23

REDEEMING INSTITUTIONAL SHARES                                                23
------------------------------------------------------
  Through a Financial Institution                                             23
  Telephone Redemption                                                        23
  Written Requests                                                            24
  Systematic Withdrawal Program                                               24
  Accounts with Low Balances                                                  25

SHAREHOLDER INFORMATION                                                       25
------------------------------------------------------
  Voting Rights                                                               25

TAX INFORMATION                                                               25
------------------------------------------------------
  Federal Income Tax                                                          25
  State and Local Taxes                                                       25

PERFORMANCE INFORMATION                                                       26
------------------------------------------------------

OTHER CLASSES OF SHARES                                                       26
------------------------------------------------------
  Financial Highlights--Select Shares                                         27

FINANCIAL STATEMENTS                                                          28
------------------------------------------------------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                                      68
------------------------------------------------------

APPENDIX                                                                      69
------------------------------------------------------

ADDRESSES                                                                     72
------------------------------------------------------


SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

                                                      INSTITUTIONAL SHARES
                                                SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)......................................................................       None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)......................................................................       None
Contingent Deferred Sales Charge (as a percentage of original
  purchase price or redemption proceeds, as applicable)....................................................       None
Redemption Fee (as a percentage of amount redeemed, if applicable).........................................       None
Exchange Fee...............................................................................................       None
                                                    ANNUAL OPERATING EXPENSES
                                             (As a percentage of average net assets)
Management Fee (after waiver) (1)..........................................................................       0.45%
12b-1 Fee..................................................................................................       None
Total Other Expenses.......................................................................................       0.55%
     Shareholder Services Fee (after waiver) (2)................................................       0.00%
          Total Operating Expenses (3).....................................................................       1.00%


------------
(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate the voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75%.


(2) The maximum shareholder services fee is 0.25%.


(3) The total operating expenses would have been 1.55% absent the voluntary waivers of a portion of the management fee and shareholder services fee.


     The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Select Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Institutional Shares" and "Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE                                                                  1 year     3 years    5 years    10 years
You would pay the following expenses on a $1,000 investment assuming
(1) 5% annual return and (2) redemption at the end of each time
period................................................................     $10        $32        $55        $122


     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


FEDERATED MANAGED GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES
(FORMERLY, INSTITUTIONAL SERVICE SHARES)

--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Reference is made to the Report of Independent Public Accountants on page 68.

                                                                                 YEAR ENDED        PERIOD ENDED
                                                                                NOVEMBER 30,       NOVEMBER 30,
                                                                                    1995              1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                              $    9.85          $   10.00
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------
  Net investment income                                                                0.50               0.25
----------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
  foreign currency transactions, and futures contracts                                 1.28              (0.25)
----------------------------------------------------------------------------        -------            -------
  Total from investment operations                                                     1.78               0.00
----------------------------------------------------------------------------
LESS DISTRIBUTIONS
----------------------------------------------------------------------------
  Distributions from net investment income                                            (0.49)             (0.15)
----------------------------------------------------------------------------        -------            -------
NET ASSET VALUE, END OF PERIOD                                                    $   11.14          $    9.85
----------------------------------------------------------------------------        -------            -------
TOTAL RETURN (B)                                                                      18.51%              0.02%
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------
  Expenses                                                                             1.00%              0.88%*
----------------------------------------------------------------------------
  Net investment income                                                                5.10%              5.07%*
----------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                     0.55%              0.59%*
----------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                          $103,715            $43,793
----------------------------------------------------------------------------
  Portfolio turnover                                                                    157%               132%
----------------------------------------------------------------------------


   * Computed on an annualized basis.

 (a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from January 27, 1994 (start of business) to May 24, 1994, the Fund had no investment activity.


 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.


 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


Further information about the Fund's performance is contained in the Fund's annual report for the year ended November 30, 1995, which can be obtained free of charge.


GENERAL INFORMATION
--------------------------------------------------------------------------------


The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") have established two classes of shares of the Fund, known as Institutional Shares and Select Shares. This prospectus relates only to Institutional Shares.



Institutional Shares ("Shares") of the Fund are designed to give institutions, individuals, and financial institutions acting in a fiduciary or agency capacity a convenient means of accumulating an interest in a professionally managed, diversified investment portfolio. A minimum initial investment of $25,000 over a 90-day period is required.


Shares are currently sold and redeemed at net asset value without a sales charge imposed by the Fund.

INVESTMENT INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek current income and capital appreciation. The Fund will attempt to minimize investment risk by allocating its assets across various stock and bond categories. There can be, of course, no assurance that the Fund will achieve its investment objective. The Fund's investment objective cannot be changed without the approval of shareholders. Unless otherwise noted, the Fund's investment policies may be changed by the Trustees without shareholder approval.

INVESTMENT POLICIES

ASSET ALLOCATION. The Fund will primarily invest in two types of assets: bonds and equities. The Fund's investment approach is based on the conviction that, over time, the choice of investment asset categories and their relative long-term weightings within the portfolio will have the primary impact on its investment performance. Of secondary importance to the Fund's performance are the shifting of money among asset categories and the selection of securities within asset categories. Therefore, the Fund will pursue its investment objective in the following manner: (1) by setting long-term ranges for each asset category; (2) by moving money among asset categories within those defined ranges; and (3) by actively selecting securities within each of the asset categories. The Fund attempts to minimize risk by allocating its assets in such a fashion.

Within each of these types of investments, the Fund has designated asset categories. As a matter of investment policy, ranges have been set for each asset category's portfolio commitment.

The Fund will invest between 50 and 70 percent of its assets in bonds. The bond asset categories are U.S. Treasury securities, mortgage-backed securities, investment-grade corporate bonds, high yield corporate bonds and foreign bonds.

The Fund will invest between 30 and 50 percent of its assets in equities. The equities asset categories are large company stocks, utility stocks, small company stocks, foreign stocks and equity reserves.

The following is a summary of the asset categories and the amount of the Fund's total assets which may be invested in each asset category:

ASSET CATEGORY                                RANGE
BONDS                                        50-70%
U.S. Treasury Securities                      0-70%
Mortgage-Backed Securities                    0-35%
Investment-Grade Corporate Bonds              0-35%
High Yield Corporate Bonds                   0-7.5%
Foreign Bonds                                0-7.5%
EQUITIES                                     30-50%
Large Company Stocks                          0-50%
Utility Stocks                                0-20%
Small Company Stocks                         0-7.5%
Foreign Stocks                               0-7.5%
Equity Reserves                               0-15%


The Fund's adviser will regularly review the Fund's allocation among the asset categories and make any changes, within the ranges established for each asset category, that it believes will provide the most favorable outlook for achieving the Fund's investment objective. The Fund's adviser will attempt to exploit inefficiencies among the various asset categories. If, for example, foreign stocks are judged to be unusually attractive relative to other asset categories, the allocation for foreign stocks may be moved to its upper limit. At other times, when foreign stocks appear to be overvalued, the commitment may be moved down to a lesser allocation. There is no assurance, however, that the adviser's attempts to pursue this strategy will result in a benefit to the Fund.

Each asset category within the Fund will be a managed portfolio. The Fund will seek superior investment performance through security selection in addition to determining the percentage of its assets to allocate to each of the asset categories.

BOND ASSET CATEGORIES. The portion of the Fund's assets which is invested in bonds ("Bond Assets") will be allocated among the following asset categories within the ranges specified. The prices of fixed income securities fluctuate inversely to the direction of interest rates. The average duration of the Fund's Bond Assets will be not less than three nor more than five years. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with shorter durations generally have less volatile prices than securities of comparable quality with longer durations. The Fund should be expected to maintain a higher average duration during periods of lower expected market volatility, and a lower average duration during periods of higher expected market volatility.

     U.S. TREASURY SECURITIES. U.S. Treasury securities are direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds. The Fund may invest up to 70 percent of its total assets in U.S. Treasury securities. The Fund may invest in other U.S. government securities if, in the judgment of the adviser, other U.S. government securities are more attractive than U.S. Treasury securities.

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an undivided interest in a pool of residential mortgages or may be collateralized by a pool of residential mortgages. Mortgage-backed securities are generally either issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") or other U.S. government agencies or instrumentalities. Mortgage-backed securities may also be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. The Fund may invest up to 35 percent of its total assets in mortgage-backed securities.

     INVESTMENT-GRADE CORPORATE BONDS. Investment-grade corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BBB or higher by a nationally recognized statistical rating organization ("NRSRO"). The Fund may invest up to 35 percent of its total assets in investment-grade corporate bonds. In certain cases, the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the investment-grade bonds described above. Yankee bonds, which are U.S. dollar-denominated bonds issued and traded in the United States by foreign issuers, are treated as investment-grade corporate bonds for purposes of the asset category ranges.

     HIGH YIELD CORPORATE BONDS. High yield corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BB or lower by NRSR's (commonly known as junk bonds). The Fund may invest up to 7.5 percent of its total assets in high yield corporate bonds. There is no minimal acceptable rating for a security to be purchased or held in the Fund's portfolio, and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category. (See "Appendix.") In certain cases the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the high yield bonds described above.

         INVESTMENT RISKS. Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time. As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities.

         Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

     FOREIGN BONDS. Foreign bonds are high-quality debt securities of countries other than the United States. The Fund's portfolio of foreign bonds will be comprised mainly of foreign government, foreign governmental agency or supranational institution bonds. The Fund will also invest in high-quality debt securities issued by corporations in countries other than the United States and subject to the Fund's credit limitations for foreign bonds. The Fund may invest up to 7.5 percent of its total assets in foreign bonds.

     EQUITY ASSET CATEGORIES. The portion of the Fund's assets which is invested in equities will be allocated among the following asset categories within the ranges specified:

     LARGE COMPANY STOCKS. Large company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of high-quality companies selected by the Fund's adviser. Ordinarily, these companies will be in the top 25 percent of their industries with regard to revenues and have a market capitalization of $500,000,000 or more. However, other factors, such as a company's product position, market share, current earnings and/or dividend and earnings growth prospects, will be considered by the Fund's adviser and may outweigh revenues. The Fund may invest up to 50 percent of its total assets in large company stocks.

     UTILITY STOCKS. Utility stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of utility companies. The Fund may invest up to 20 percent of its total assets in utility stocks. Common stocks of utilities are generally characterized by higher dividend yields and lower growth rates than common stocks of industrial companies. Under normal market conditions, the higher income stream from utility stocks tends to make them less volatile than stocks of industrial companies.

     SMALL COMPANY STOCKS. Small company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of companies with a market capitalization (market price x number of shares outstanding) below the top 1,000 stocks that comprise the large and mid-range capitalization sector of the United States equity market. These stocks are comparable to, but not limited to, the stocks comprising the Russell 2000 Index, an index of small capitalization stocks. The Fund may invest up to 7.5 percent of its total assets in small company stocks.


         INVESTMENT RISKS. Stocks in the small capitalization sector of the United States equity market have historically been more volatile in price than larger capitalization stocks, such as those included in the Standard & Poor's Ratings Group 500 Index. This is because, among other things, small companies have less certain growth prospects than larger companies; have a lower degree of liquidity in the equity market; and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, the stocks of small companies may, to some degree, fluctuate independently of the stocks of large companies; that is, small company stocks may decline in price as large company stocks rise in price or vice versa.

     FOREIGN STOCKS. Foreign stocks are equity securities of established companies in economically developed countries other than the United States. These securities may be either dollar-denominated or denominated in foreign currencies. American Depository Receipts ("ADRs"), including dollar denominated ADRs which are issued by domestic banks and traded in the United States on exchanges or over-the-counter, are treated as foreign stocks for purposes of the asset category ranges. The Fund may invest up to
     7.5 percent of its total assets in foreign stocks.


     EQUITY RESERVES. When the adviser believes that a temporary defensive position is desirable, the Fund may invest in equity reserves. Equity reserves will be used to adjust the risk level of the equity portion of the Fund in response to market conditions. Equity reserves will consist of U.S. and foreign short-term money market instruments such as commercial paper rated A-1 by Standard and Poor's Ratings Group ("Standard & Poor's"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1 by Fitch Investors Service, Inc. ("Fitch"). The Fund may invest up to 15 percent of its total assets in equity reserves.


ACCEPTABLE INVESTMENTS

     U.S. TREASURY AND OTHER U.S. GOVERNMENT SECURITIES. The U.S. Treasury and other U.S. government securities in which the Fund invests are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Fund may invest are limited to:

       direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and

       obligations issued by U.S. government agencies or instrumentalities, including securities that are supported by the full faith and credit of the U.S. Treasury (such as GNMA certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of an agency or instrumentality (such as FNMA and FHLMC bonds).
     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities collateralized by residential mortgages. The mortgage-backed securities in which the Fund may invest may be:

       issued by an agency of the U.S. government, typically GNMA, FNMA or FHLMC;

       privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

       privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and

       other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.


         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are bonds issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. Most of the CMOs in which the Fund would invest use the same basic structure:


             Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date; the final class (or Z bond) typically receives the residual income from the underlying investments after payments are made to the other classes.

             The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities.

             The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest maturity security (or B bond). This process continues until all of the classes have been paid off.

             Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. The interest portion of these payments is distributed by the Fund as income and the capital portion is reinvested.

             The Fund will invest only in CMOs which are rated AAA or Aaa by an NRSRO.


         REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations or a segregated pool of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates, and a single class of "residual interests." To qualify as a REMIC, substantially all of the assets of the entity must be in assets directly or indirectly secured principally by real property.


         CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying mortgages. Distributions to holders of mortgage-backed securities include both interest and principal payments. Principal payments represent the amortization of the principal of the underlying mortgages and any prepayments of principal due to prepayment, refinancing, or foreclosure of the underlying mortgages. Although maturities of the underlying mortgage loans may range up to 30 years, amortization and prepayments substantially shorten the effective maturities of mortgage-backed securities. Due to these features, mortgage-backed securities are less effective as a means of "locking in" attractive long-term interest rates than fixed-income securities which pay only a stated amount of interest until maturity, when the entire principal amount is returned. This is caused by the need to reinvest at lower interest rates both distributions of principal generally and significant prepayments which become more likely as mortgage interest rates decline. Since comparatively high interest rates cannot be effectively "locked in," mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other non-callable, fixed-income government securities of comparable stated maturities. However, mortgage-backed securities may experience less pronounced declines in value during periods of rising interest rates. In addition, some of the CMOs purchased by the Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or "SMBSs"). Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased by the Fund. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs and a reduction in the amount of payments made to holders of interest-only SMBSs. It is possible that the Fund might not recover its original investment in interest-only SMBSs if there are substantial prepayments on the underlying mortgages. Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities. The Fund's adviser intends to use this characteristic of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Fund's portfolio, while continuing to pursue the Fund's investment objective.

     CORPORATE BONDS. The investment-grade corporate bonds in which the Fund invests are:


       rated within the four highest ratings for corporate bonds by Moody's (Aaa, Aa, A, or Baa), Standard & Poor's (AAA, AA, A, or BBB), or Fitch (AAA, AA, A, or BBB);


       unrated if other long-term debt securities of that issuer are rated, at the time of purchase, Baa or better by Moody's or BBB or better by Standard & Poor's or Fitch; or unrated if determined to be of equivalent quality to one of the foregoing rating categories by the Fund's adviser.

     Securities which are rated BBB by Standard & Poor's or Fitch or Baa by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. If a security's rating is reduced below the required minimum after the Fund has purchased it, the Fund is not required to sell the security, but may consider doing so.

     The high yield corporate bonds in which the Fund invests are rated Ba or lower by Moody's or BB or lower by Standard & Poor's or Fitch (commonly known as junk bonds). A description of the rating categories is contained in the Appendix to this prospectus.

     EQUITY SECURITIES. Common stocks represent ownership interest in a corporation. Unlike bonds, which are debt securities, common stocks have neither fixed maturity dates nor fixed schedules of promised payments. Utility stocks are common stocks of utility companies, including water companies, companies that produce, transmit, or distribute gas and electric energy and those companies that provide communications facilities, such as telephone and telegraph companies. Foreign stocks are equity securities of foreign issuers.

     FOREIGN SECURITIES. The foreign bonds in which the Fund invests are rated within the four highest ratings for bonds by Moody's (Aaa, Aa, A or Baa) or by Standard & Poor's (AAA, AA, A or BBB) or are unrated if determined to be of equivalent quality by the Fund's adviser.

         INVESTMENT RISKS. Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities apply to securities issued by foreign corporations and sovereign governments. These risks relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, currency fluctuations, withholding taxes on interest, limitations on the use or transfer of Fund assets, political or social instability and adverse diplomatic developments. It may also be more difficult to enforce contractual obligations or obtain court judgments abroad than would be the case in the United States because of differences in the legal systems. If the issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, the Fund may have limited legal recourse in the event of default. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Additional differences exist between investing in foreign and domestic securities. Examples of such differences include: less publicly available information about foreign issuers; credit risks associated with certain foreign governments; the lack of uniform financial accounting standards applicable to foreign issuers; less readily available market quotations on foreign issuers; the likelihood that securities of foreign issuers may be less liquid or more volatile; generally higher foreign brokerage commissions; and unreliable mail service between countries.

     EQUITY RESERVES. The Fund's equity reserves may be cash received from the sale of Fund shares, reserves for temporary defensive purposes or to take advantage of market opportunities.

         REPURCHASE AGREEMENTS. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

     CONVERTIBLE SECURITIES. Convertible securities are fixed-income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The adviser may treat convertible securities as large company stocks, small company stocks, or high yield bonds for purposes of the asset category ranges, depending upon current market conditions, including the relationship of the then-current price to the conversion price. The convertible securities in which the Fund invests may be rated "high yield" or of comparable quality at the time of purchase.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies, but it will not own more than 3 percent of the total outstanding voting stock of any such investment company, invest more than 5 percent of its total assets in any one such investment company, or invest more than 10 percent of its total assets in such other investment companies in general. To the extent that the Fund invests in securities issued by other investment companies, the Fund will indirectly bear its proportionate share of any fees and expenses paid by such companies in addition to the fees and expenses payable directly by the Fund.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. However, the Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15 percent of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.


The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100 percent of the value of the securities loaned.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

FOREIGN CURRENCY TRANSACTIONS. The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency exchanges may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

     CURRENCY RISKS. To the extent that debt securities purchased by the Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated and are maintained until the contract has been settled. The Fund will not enter into a forward contract with a term of more than one year.

The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served. The Fund will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the Fund's assets denominated in that currency. The Fund will not invest more than 21% of its total assets in forward foreign currency exchange contracts.

OPTIONS. The Fund may deal in options on foreign currencies, foreign currency futures, securities, and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. The Fund will use options only to manage interest rate and currency risks. The Fund may write covered call options to generate income. The Fund may write covered call options and secured put options on up to 25 percent of its net assets and may purchase put and call options provided that no more than 5 percent of the fair market value of its net assets may be invested in premiums on such options.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying currency, security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying currency, security or other asset at the exercise price during the option period. The writer of a covered call owns assets that are acceptable for escrow, and the writer of a secured put invests an amount not less than the exercise price in eligible assets to the extent that it is obligated as a writer. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset at a disadvantageous price.

Over-the-counter options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options, which may not be continuously liquid, are available for a greater variety of assets and with a wider range of expiration dates and exercise prices, than are exchange traded options.

FUTURES AND OPTIONS ON FUTURES. The Fund may purchase and sell futures contracts to accommodate cash flows into and out of the Fund's portfolio and to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Interest rate futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract, and the buyer agrees to take delivery of the instrument at the specified future time.

Stock index futures contracts are based on indexes that reflect the market value of common stock of the firms included in the indexes. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The Fund may utilize stock index futures to handle cash flows into and out of the Fund and to potentially reduce transactional costs.

The Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect its portfolio securities against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5 percent of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts are unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security or will make deposits to collateralize the position as discussed above.

     RISKS. When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option.

     It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.


PORTFOLIO TURNOVER. Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The Fund's rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover involves correspondingly greater transaction expenses which must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them. (Further information is contained in the Fund's Statement of Additional Information within the sections "Brokerage Transactions" and "Tax Status".) Nevertheless, transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the Fund's adviser deems it appropriate to make changes in the Fund's portfolio.


INVESTMENT LIMITATIONS

The Fund will not:

       borrow money directly or through reverse repurchase agreements or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15 percent of the value of those assets to secure such borrowings;

       lend any securities except for portfolio securities; or

       underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations.

The above investment limitations cannot be changed without shareholder approval.

TRUST INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.


INVESTMENT ADVISER. Except as noted below with regard to the sub-adviser, investment decisions for the Fund are made by Federated Management, the Fund's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.



     ADVISORY FEES. The Fund's Adviser receives an annual investment advisory fee equal to .75 of 1% of the Fund's average daily net assets. The fee paid by the Fund, while higher than the advisory fee paid by other mutual funds in general, is comparable to fees paid by other mutual funds with similar objectives and policies. Under the advisory contract, which provides for voluntary reimbursement of expenses by the Adviser, the Adviser may voluntarily waive some or all of its fee. This does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities. The Adviser has also undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states.


     ADVISER'S BACKGROUND. Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940.



SUB-ADVISER. Under the terms of the Sub-Advisory Agreement between the Adviser and Federated Global Research Corp. (the "Sub-Adviser"), the Sub-Adviser will provide the Adviser such investment advice, statistical and other factual information as may, from time to time, be reasonably requested by the Adviser.



         SUB-ADVISORY FEES. For its services under the Sub-Advisory Agreement, the Sub-Adviser receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.



         SUB-ADVISER'S BACKGROUND. Federated Global Research Corp., incorporated in Delaware on May 12, 1995, is a registered investment adviser under the Investment Advisers Act of 1940. Prior to September 1995, the Sub-Adviser had not served as an investment adviser to mutual funds.


The Adviser and Sub-Adviser are subsidiaries of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son,
J. Christopher Donahue, who is President and Trustee of Federated Investors.


Federated Management, Federated Global Research Corp. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $80 billion invested across more than 250 funds under management and/or administration by its subsidiaries, as of December 31, 1995, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,800 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.


The Trust, the Adviser, and the Sub-Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Board of Trustees and could result in severe penalties.

     PORTFOLIO MANAGERS' BACKGROUNDS. Charles A. Ritter is the portfolio manager for the Fund and performs the overall allocation of the assets of the Fund among the various asset categories. He has performed these duties since the Fund's inception. In allocating the Fund's assets,

     Mr. Ritter evaluates the market environment and economic outlook, utilizing the services of the Adviser's economist and strategist. Mr. Ritter joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser since 1992. From 1988 until 1991, Mr. Ritter acted as an Assistant Vice President. Mr. Ritter is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Chicago and his M.S. in Economics from Carnegie Mellon University.

     The portfolio managers for each of the individual asset categories are as follows:


     Peter R. Anderson and Aash Shah are portfolio managers for the domestic large company stocks asset category. Mr. Anderson has performed this duty since the Fund's inception. Mr. Shah assumed his responsibilities in December 1995. Mr. Anderson joined Federated Investors in 1972 and is presently a Senior Vice President of the Fund's Adviser. Mr. Anderson is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Wisconsin. Mr. Shah joined Federated Investors in 1993 as an Investment Analyst and has been an Assistant Vice President of the Fund's Adviser since 1995. Mr. Shah was employed at Westinghouse Credit Corp. from 1990 to 1993 as an Investment Analyst. Mr. Shah received his M.S.I.A. from Carnegie Mellon University with a concentration in finance and accounting. Mr. Shah is a Chartered Financial Analyst.


     James Grefenstette is the portfolio manager for the domestic small company stocks asset category. He has served in this capacity since August 1994. Mr. Grefenstette joined Federated Investors in 1992 and has been an Assistant Vice President of the Fund's Adviser since 1994. From 1992 until 1994, Mr. Grefenstette acted as an investment analyst. Mr. Grefenstette was a credit analyst at Westinghouse Credit Corp. from 1990 until 1992. Mr. Grefenstette received his M.S.I.A. from Carnegie Mellon University.

     Christopher H. Wiles is the portfolio manager for the utility stocks asset category of all the portfolios of Managed Series Trust except for Federated Managed Aggressive Growth Fund, and has been one of the Fund's portfolio managers since its inception. Mr. Wiles joined Federated Investors in 1990 and has been a Vice President of the Fund's Adviser since 1992. Mr. Wiles served as Assistant Vice President of the Fund's Adviser from 1990 until 1992. Mr. Wiles is a Chartered Financial Analyst and received his M.B.A. in Finance from Cleveland State University.


     Henry Frantzen, Drew Collins, Mark Kopinski, Frank Semack, and Alexandre de Bethmann are portfolio managers for the foreign stocks asset category.



     Henry A. Frantzen has been a portfolio manager of the Fund since November 1995. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of the Fund's Sub-Adviser. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 to 1995. He was the Executive Vice President and Director of Equities at Oppenheimer Management Corporation from 1989 to 1991. Mr. Frantzen received his B.S. in finance and marketing from the University of North Dakota.



     Drew J. Collins has been a portfolio manager of the Fund since November 1995. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's Sub-Adviser.

     Mr. Collins served as a Vice President/Portfolio Manager of international equity portfolios at Arnhold and S. Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/ Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the University of Pennsylvania.


     Mark S. Kopinski has been a portfolio manager of the Fund since November 1995. Mr. Kopinski joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. Kopinski served as Vice President/Portfolio Manager of international equity funds at Twentieth Century Mutual Funds from 1990 to 1995. Mr. Kopinski received his M.B.A. in Asian Studies from the University of Illinois.



     Frank Semack has been a portfolio manager of the Fund since November 1995. Mr. Semack joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. Semack served as an Investment Analyst at Omega Advisers, Inc. from 1993 to 1994. He served as an Associate Director/Portfolio Manager of Wardley Investment Services, Ltd. from 1987 to 1993. Mr. Semack received his M.Sc. in economics from the London School of Economics.



     Alexandre de Bethmann has been a portfolio manager of the Fund since November 1995. Mr. de Bethmann joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. de Bethmann served as Assistant Vice President/Portfolio Manager for Japanese and Korean equities at the College Retirement Equities Fund from 1994 to 1995. He served as an International Equities Analyst and then as an Assistant Portfolio Manager at the College Retirement Equities Fund between 1987 and 1994. Mr. de Bethmann received his M.B.A. in Finance from Duke University.



     Henry Frantzen, Drew Collins, and Robert Kowit are portfolio managers for the foreign bonds asset category. They have performed these duties since November 1995.


     Robert M. Kowit joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. Kowit served as a Managing Partner of Copernicus Global Asset Management from January 1995 through October 1995. From 1990 to 1994, he served as Senior Vice President of International Fixed Income and Foreign Exchange for John Hancock Advisers. Mr. Kowit received his M.B.A. from Iona College with a concentration in finance.

     Susan M. Nason and Joseph M. Balestrino are portfolio managers for the U.S. Treasury securities asset category. Ms. Nason has performed this duty since the Fund's inception. Mr. Balestrino assumed his responsibilities on March 1, 1995. Ms. Nason joined Federated Investors in 1987 and has been a Vice President of the Fund's Adviser since 1993. Ms. Nason served as an Assistant Vice President of the Adviser from 1990 until 1992. Ms. Nason is a Chartered Financial Analyst and received her M.S.I.A. in Finance from Carnegie Mellon University. Mr. Balestrino joined Federated Investors in 1986 and has been Vice President of the Fund's Adviser since 1995. Mr. Balestrino served as an Assistant Vice President from 1991 until 1995, and as an investment analyst of the Adviser from 1989 until 1991. Mr. Balestrino is a Chartered Financial Analyst and received his M.A. in Urban and Regional Planning from the University of Pittsburgh.

     Thomas M. Franks is the portfolio manager for the equity reserves asset category. He has performed these duties since the Fund's inception. Mr. Franks joined Federated Investors in 1985 and has been a Vice President of the Fund's Adviser since 1990. Mr. Franks is a Chartered Financial Analyst and received his M.S.I.A. in Business Administration from Carnegie Mellon University.

     Kathleen M. Foody-Malus and James D. Roberge are portfolio managers for the mortgage-backed securities asset category. Ms. Foody-Malus has performed this duty since the Fund's inception. Mr. Roberge assumed his responsibilities on March 1, 1995. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser since 1993. Ms. Foody-Malus served as an Assistant Vice President of the Adviser from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh. Mr. Roberge joined Federated Investors in 1990 and has been a Vice President of the Fund's Adviser since October, 1994. Prior to this, Mr. Roberge served as an Assistant Vice President of the Fund's Adviser. From 1990 until 1992, Mr. Roberge acted as an investment analyst. Mr. Roberge is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pennsylvania.

     Joseph M. Balestrino and Susan M. Nason are portfolio managers for the investment-grade corporate bonds asset category. They have performed these duties since the Fund's inception.


     Mark E. Durbiano is the portfolio manager for the high yield corporate bonds asset category. He has performed these duties since the Fund's inception. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of the Fund's Adviser since January 1996. Mr. Durbiano was a Vice President of the Fund's Adviser from 1988 through 1995. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.



DISTRIBUTION OF INSTITUTIONAL SHARES


Federated Securities Corp. is the principal distributor for Shares. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Administrative Services provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors ("Federated Funds") as specified below:

        MAXIMUM                   AVERAGE AGGREGATE DAILY
  ADMINISTRATIVE FEE         NET ASSETS OF THE FEDERATED FUNDS
      .15 of 1%               on the first $250 million
      .125 of 1%              on the next $250 million
      .10 of 1%               on the next $250 million
      .075 of 1%              on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Administrative Services may choose voluntarily to waive a portion of its fee.


SHAREHOLDER SERVICES. The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to .25 of 1% of the average daily net asset value of the Institutional Shares, computed at an annual rate, to obtain certain personal services for shareholders and provide maintenance of shareholder accounts ("shareholder services"). From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.



SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. In addition to receiving the payments under the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Adviser or its affiliates.


BROKERAGE TRANSACTIONS


When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Board of Trustees.

NET ASSET VALUE
--------------------------------------------------------------------------------


The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by adding the interest of the Shares in the market value of all securities and other assets of the Fund, subtracting the interest of the Shares in the liabilities of the Fund and those attributable to Shares, and dividing the remainder by the total number of Shares outstanding. The net asset value for Institutional Shares may exceed that of Select Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

INVESTING IN INSTITUTIONAL SHARES

--------------------------------------------------------------------------------

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open for business. Shares may be purchased through a financial institution which has a sales agreement with the distributor or by wire or mail.

To purchase Shares, open an account by calling Federated Securities Corp. Information needed to establish an account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

THROUGH A FINANCIAL INSTITUTION. An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.


BY WIRE. To purchase Shares by Federal Reserve wire, call the Fund before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows: Federated Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated Managed Growth and Income Fund--Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Wire Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.



BY MAIL. To purchase Shares by mail, send a check made payable to Federated Managed Growth and Income Fund--Institutional Shares to Federated Services Company, P.O. Box 8600, Boston,



Massachusetts 02266-8600. Orders by mail are considered received when payment by check is converted by State Street Bank into federal funds. This is normally the next business day after State Street Bank receives the check.


MINIMUM INVESTMENT REQUIRED

The minimum initial investment in Shares is $25,000. However, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund. Accounts established through a non-affiliated bank or broker may be subject to a smaller minimum investment.

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Shares through a non-affiliated bank or broker may be charged an additional service fee by that bank or broker.


The net asset value is determined as of the close of trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange, Monday through Friday, except on:
(i) days on which there are not sufficient changes in the value of the Fund's portfolio securities such that its net asset value might be materially affected;
(ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


SUBACCOUNTING SERVICES


Institutions are encouraged to open single master accounts. However, certain institutions may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Institutions holding Shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided which may be related to the ownership of Shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed. State securities laws may require certain financial institutions such as depository institutions to register as dealers.


SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account had been opened, shareholders may add to their investment on a regular basis. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Shares at the net asset value next determined after an order is received by the Fund. A shareholder may apply for participation in this program through Federated Securities Corp.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested by contacting the Fund.

Detailed confirmations of each purchase or redemption are sent to each shareholder. Quarterly confirmations are sent to report dividends paid during that quarter.

DIVIDENDS

Dividends are declared and paid quarterly to all shareholders invested in the Fund on the record date. Unless shareholders request cash payments by writing the Fund, dividends are automatically reinvested in additional Shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge.

CAPITAL GAINS

Capital gains realized by the Fund, if any, will be distributed at least once every 12 months.

REDEEMING INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

The Fund redeems Shares at their net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made through a financial institution, by telephone request or by written request.

THROUGH A FINANCIAL INSTITUTION

A shareholder may redeem Shares by calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. The financial institution may charge customary fees and commissions for this service.

TELEPHONE REDEMPTION


Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern time). All proceeds will normally be wire transferred the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If at any time, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.


An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests", should be considered.


WRITTEN REQUESTS


Shares may be redeemed in any amount by mailing a written request to: Federated Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.



SIGNATURES. Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:


       a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation ("FDIC");

       a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange;

       a savings bank or savings and loan association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or

       any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

RECEIVING PAYMENT. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request, provided the Fund or its agents have received payment for Shares from the shareholder.

SYSTEMATIC WITHDRAWAL PROGRAM
Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually use up, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $25,000. A shareholder may apply for participation in this program through Federated Securities Corp.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000. This requirement does not apply, however, if the balance falls below $25,000 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS


Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights except that, in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances.


Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders for this purpose shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote.

TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional Shares.


STATE AND LOCAL TAXES



In the opinion of Houston, Houston & Donnelly, counsel to the Trust, Fund Shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Fund would be subject to such taxes if owned directly by residents of those jurisdictions.



Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Fund advertises its total return and yield for Shares.

Total return represents the change, over a specified period of time, in the value of an investment in Shares after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Shares is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by Shares over a thirty-day period by the maximum offering price per share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Shares are sold without any sales load or other similar non-recurring charges.


Total return and yield will be calculated separately for Institutional Shares and Select Shares.


From time to time, advertisements for the Fund's Institutional Shares may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's Institutional Shares performance to certain indices.


OTHER CLASSES OF SHARES
--------------------------------------------------------------------------------


The Fund also offers another class of shares called Select Shares which are sold at net asset value primarily to retail and private banking customers of financial institutions and are subject to a minimum initial investment of $1,500.



Select Shares are distributed under a 12b-1 Plan adopted by the Fund and also are subject to a shareholder services fees.



Select Shares and Institutional Shares are subject to certain of the same expenses. Expense differences, however, between Select Shares and Institutional Shares may affect the performance of each class.



To obtain more information and a prospectus for Select Shares, investors may call 1-800-235-4669.

FEDERATED MANAGED GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS--SELECT SHARES
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



Reference is made to the Report of Independent Public Accountants on page 68.

                                                                                 YEAR ENDED        PERIOD ENDED
                                                                                NOVEMBER 30,       NOVEMBER 30,
                                                                                    1995              1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                              $    9.83          $   10.00
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------
  Net investment income                                                                0.37               0.21
----------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
  foreign currency transactions, and futures contracts                                 1.34              (0.25)
----------------------------------------------------------------------------        -------            -------
  Total from investment operations                                                     1.71              (0.04)
----------------------------------------------------------------------------
LESS DISTRIBUTIONS
----------------------------------------------------------------------------
  Distributions from net investment income                                            (0.42)             (0.13)
----------------------------------------------------------------------------        -------            -------
NET ASSET VALUE, END OF PERIOD                                                    $   11.12          $    9.83
----------------------------------------------------------------------------        -------            -------
TOTAL RETURN (B)                                                                      17.76%             (0.40%)
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------
  Expenses                                                                             1.75%              1.64%*
----------------------------------------------------------------------------
  Net investment income                                                                4.37%              4.33%*
----------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                     0.55%              0.84%*
----------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                           $24,787             $3,697
----------------------------------------------------------------------------
  Portfolio turnover                                                                    157%               132%
----------------------------------------------------------------------------


   * Computed on an annualized basis.

 (a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from January 27, 1994 (start of business) to May 24, 1994, the Fund had no investment activity.


 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.


 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


Further information about the Fund's performance is contained in the Fund's annual report for the year ended November 30, 1995, which can be obtained free of charge.



FEDERATED MANAGED GROWTH AND INCOME FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--24.6%
-------------------------------------------------------------------------------------------------
                 (A)LARGE COMPANY--6.5%
                 --------------------------------------------------------------------------------
                 BASIC INDUSTRY--0.8%
                 --------------------------------------------------------------------------------
         6,300   Allegheny Ludlum Corp.                                                            $      117,338
                 --------------------------------------------------------------------------------
         2,600   Aluminum Co. of America                                                                  152,100
                 --------------------------------------------------------------------------------
         2,200   Du Pont (E.I.) de Nemours & Co.                                                          146,300
                 --------------------------------------------------------------------------------
         1,600   Eastman Chemical Co.                                                                     105,000
                 --------------------------------------------------------------------------------
         2,400   International Paper Co.                                                                   91,500
                 --------------------------------------------------------------------------------
         3,500   Phelps Dodge Corp.                                                                       237,562
                 --------------------------------------------------------------------------------
         4,900   Praxair, Inc.                                                                            142,712
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    992,512
                 --------------------------------------------------------------------------------  --------------
                 CONSUMER DURABLES--0.3%
                 --------------------------------------------------------------------------------
         2,800   Eastman Kodak Co.                                                                        190,400
                 --------------------------------------------------------------------------------
         4,700   Mattel, Inc.                                                                             131,600
                 --------------------------------------------------------------------------------
         5,000   Volvo AB, ADR                                                                            105,000
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    427,000
                 --------------------------------------------------------------------------------  --------------
                 CONSUMER NON-DURABLES--0.7%
                 --------------------------------------------------------------------------------
         1,700   Avon Products, Inc.                                                                      123,462
                 --------------------------------------------------------------------------------
         4,400   IBP, Inc.                                                                                275,000
                 --------------------------------------------------------------------------------
         2,800   Philip Morris Cos., Inc.                                                                 245,700
                 --------------------------------------------------------------------------------
        21,700   RJR Nabisco Holdings Corp., Conv. Pfd., Series C, $0.6012                                127,487
                 --------------------------------------------------------------------------------
         3,500   Reebok International Ltd.                                                                 91,000
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    862,649
                 --------------------------------------------------------------------------------  --------------
                 ENERGY MINERALS--0.4%
                 --------------------------------------------------------------------------------
         3,700   Chevron Corp.                                                                            182,687
                 --------------------------------------------------------------------------------
         3,900   Occidental Petroleum Corp.                                                                86,287
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 (A)LARGE COMPANY--CONTINUED
                 --------------------------------------------------------------------------------
                 ENERGY MINERALS--CONTINUED
                 --------------------------------------------------------------------------------
         2,300   Texaco, Inc.                                                                      $      170,200
                 --------------------------------------------------------------------------------
         6,000   USX-Marathon Group                                                                       110,250
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    549,424
                 --------------------------------------------------------------------------------  --------------
                 FINANCE--1.4%
                 --------------------------------------------------------------------------------
         3,430   Allstate Corp.                                                                           140,630
                 --------------------------------------------------------------------------------
         1,900   American Express Co.                                                                      80,750
                 --------------------------------------------------------------------------------
         3,200   Bank of Boston Corp.                                                                     148,400
                 --------------------------------------------------------------------------------
         1,600   CIGNA Corp.                                                                              176,000
                 --------------------------------------------------------------------------------
         2,700   Chemical Banking Corp.                                                                   162,000
                 --------------------------------------------------------------------------------
         3,100   Citicorp                                                                                 219,325
                 --------------------------------------------------------------------------------
         2,300   Dean Witter, Discover & Co.                                                              117,300
                 --------------------------------------------------------------------------------
         3,648   Mellon Bank Corp.                                                                        195,168
                 --------------------------------------------------------------------------------
         2,200   Merrill Lynch & Co., Inc., STRYPES, $3.12                                                116,050
                 --------------------------------------------------------------------------------
         2,200   Providian Corp.                                                                           88,275
                 --------------------------------------------------------------------------------
         1,500   Sunamerica, Inc., Conv. Pfd., Series E, $3.10                                            100,500
                 --------------------------------------------------------------------------------
         4,700   Travelers Group, Inc.                                                                    279,650
                 --------------------------------------------------------------------------------
            50   Webb (Del) Corp.                                                                           1,013
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                  1,825,061
                 --------------------------------------------------------------------------------  --------------
                 HEALTH CARE--0.6%
                 --------------------------------------------------------------------------------
         2,400   American Home Products Corp.                                                             219,000
                 --------------------------------------------------------------------------------
         2,300   Becton, Dickinson & Co.                                                                  160,425
                 --------------------------------------------------------------------------------
         2,300   Bristol-Myers Squibb Co.                                                                 184,575
                 --------------------------------------------------------------------------------
         2,200   Merck & Co., Inc.                                                                        136,125
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    700,125
                 --------------------------------------------------------------------------------  --------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 (A)LARGE COMPANY--CONTINUED
                 --------------------------------------------------------------------------------
                 PRODUCER MANUFACTURING--0.8%
                 --------------------------------------------------------------------------------
         2,200   (b)FMC Corp.                                                                      $      162,525
                 --------------------------------------------------------------------------------
         2,100   General Electric Co.                                                                     141,225
                 --------------------------------------------------------------------------------
         1,000   (b)ITT Corp.                                                                             122,625
                 --------------------------------------------------------------------------------
         1,100   Loews Corp.                                                                              168,850
                 --------------------------------------------------------------------------------
         3,200   Textron, Inc.                                                                            245,200
                 --------------------------------------------------------------------------------
        11,100   (c)Westinghouse Electric Corp., PEPS, Series C, $1.30                                    183,150
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                  1,023,575
                 --------------------------------------------------------------------------------  --------------
                 RETAIL TRADE--0.2%
                 --------------------------------------------------------------------------------
         4,600   American Stores Co.                                                                      120,750
                 --------------------------------------------------------------------------------
         3,700   Sears, Roebuck & Co.                                                                     145,688
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    266,438
                 --------------------------------------------------------------------------------  --------------
                 SERVICES--0.2%
                 --------------------------------------------------------------------------------
         4,600   Baker Hughes, Inc.                                                                        93,725
                 --------------------------------------------------------------------------------
         1,200   Gannett Co., Inc.                                                                         73,200
                 --------------------------------------------------------------------------------
         1,600   (b)Western Atlas, Inc.                                                                    76,600
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    243,525
                 --------------------------------------------------------------------------------  --------------
                 TECHNOLOGY--1.0%
                 --------------------------------------------------------------------------------
         4,000   General Motors Corp., Class E                                                            202,000
                 --------------------------------------------------------------------------------
         2,300   Hewlett-Packard Co.                                                                      190,612
                 --------------------------------------------------------------------------------
         2,000   Intel Corp.                                                                              121,750
                 --------------------------------------------------------------------------------
         1,000   International Business Machines Corp.                                                     96,625
                 --------------------------------------------------------------------------------
         2,100   (b)Litton Industries, Inc.                                                                94,238
                 --------------------------------------------------------------------------------
         3,400   Lockheed Martin Corp.                                                                    249,475
                 --------------------------------------------------------------------------------
         2,600   Raytheon Co.                                                                             115,700
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 (A)LARGE COMPANY--CONTINUED
                 --------------------------------------------------------------------------------
                 TECHNOLOGY--CONTINUED
                 --------------------------------------------------------------------------------
         2,900   Rockwell International Corp.                                                      $      142,100
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                  1,212,500
                 --------------------------------------------------------------------------------  --------------
                 TRANSPORTATION--0.1%
                 --------------------------------------------------------------------------------
         2,400   Consolidated Rail Corp.                                                                  167,700
                 --------------------------------------------------------------------------------  --------------
                 (D)UTILITIES--0.0%
                 --------------------------------------------------------------------------------
           800   (b)Columbia Gas System, Inc.                                                              34,600
                 --------------------------------------------------------------------------------  --------------
                 TOTAL LARGE COMPANY                                                                    8,305,109
                 --------------------------------------------------------------------------------  --------------
                 SMALL COMPANY--3.0%
                 --------------------------------------------------------------------------------
                 BASIC INDUSTRY--0.3%
                 --------------------------------------------------------------------------------
         2,800   (b)Applied Extrusion Technologies, Inc.                                                   35,350
                 --------------------------------------------------------------------------------
         1,974   Brush Wellman, Inc.                                                                       34,545
                 --------------------------------------------------------------------------------
         1,000   Cambrex Corp.                                                                             37,000
                 --------------------------------------------------------------------------------
         1,000   Carpenter Technology Corp.                                                                43,250
                 --------------------------------------------------------------------------------
         1,200   Chesapeake Corp.                                                                          35,400
                 --------------------------------------------------------------------------------
           700   (b)Cytec Industries, Inc.                                                                 44,800
                 --------------------------------------------------------------------------------
         1,500   First Mississippi Corp.                                                                   38,250
                 --------------------------------------------------------------------------------
         2,000   (b)Magma Copper Co.                                                                       42,500
                 --------------------------------------------------------------------------------
         1,000   Springs Industries, Inc., Class A                                                         42,000
                 --------------------------------------------------------------------------------
           700   Texas Industries, Inc.                                                                    35,875
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    388,970
                 --------------------------------------------------------------------------------  --------------
                 CONSUMER DURABLES--0.1%
                 --------------------------------------------------------------------------------
           900   Barnes Group, Inc.                                                                        34,875
                 --------------------------------------------------------------------------------
         1,200   (b)Champion Enterprises, Inc.                                                             36,000
                 --------------------------------------------------------------------------------
         1,900   Coachmen Industries, Inc.                                                                 36,813
                 --------------------------------------------------------------------------------
           820   Harman International Industries, Inc.                                                     35,978
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 SMALL COMPANY--CONTINUED
                 --------------------------------------------------------------------------------
                 CONSUMER DURABLES--CONTINUED
                 --------------------------------------------------------------------------------
         2,000   (b)Toll Brothers, Inc.                                                            $       36,250
                 --------------------------------------------------------------------------------
         1,100   Toro Co.                                                                                  34,787
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    214,703
                 --------------------------------------------------------------------------------  --------------
                 CONSUMER NON-DURABLES--0.1%
                 --------------------------------------------------------------------------------
         2,800   Hudson Foods, Inc., Class A                                                               44,800
                 --------------------------------------------------------------------------------
         2,100   (b)Mondavi, Robert Corp., Class A                                                         66,938
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    111,738
                 --------------------------------------------------------------------------------  --------------
                 ENERGY MINERALS--0.0%
                 --------------------------------------------------------------------------------
         2,100   KCS Energy, Inc.                                                                          28,875
                 --------------------------------------------------------------------------------
         5,500   (b)Tesoro Petroleum Corp.                                                                 46,062
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                     74,937
                 --------------------------------------------------------------------------------  --------------
                 FINANCE--0.7%
                 --------------------------------------------------------------------------------
           800   Alex Brown, Inc.                                                                          36,800
                 --------------------------------------------------------------------------------
           900   Allied Group, Inc.                                                                        31,950
                 --------------------------------------------------------------------------------
         1,300   American Bankers Insurance Group, Inc.                                                    46,962
                 --------------------------------------------------------------------------------
         2,200   (b)American Travellers Corp.                                                              55,000
                 --------------------------------------------------------------------------------
         1,100   Associated Banc Corp.                                                                     43,725
                 --------------------------------------------------------------------------------
         1,154   Bankers First Corp.                                                                       31,591
                 --------------------------------------------------------------------------------
           400   (b)Brooklyn Bancorp, Inc.                                                                 16,100
                 --------------------------------------------------------------------------------
         2,300   CWM Mortgage Holdings, Inc.                                                               34,788
                 --------------------------------------------------------------------------------
           900   Centura Banks, Inc.                                                                       30,600
                 --------------------------------------------------------------------------------
         2,200   City National Corp.                                                                       30,250
                 --------------------------------------------------------------------------------
           600   Cullen Frost Bankers, Inc.                                                                30,450
                 --------------------------------------------------------------------------------
         2,200   FirstBank Puerto Rico                                                                     41,525
                 --------------------------------------------------------------------------------
         1,100   (b)Glendale Federal Bank                                                                  17,737
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 SMALL COMPANY--CONTINUED
                 --------------------------------------------------------------------------------
                 FINANCE--CONTINUED
                 --------------------------------------------------------------------------------
         3,200   Hibernia Corp., Class A                                                           $       33,600
                 --------------------------------------------------------------------------------
         1,000   Irwin Financial Corp.                                                                     39,500
                 --------------------------------------------------------------------------------
         1,100   Money Stores, Inc.                                                                        51,975
                 --------------------------------------------------------------------------------
         1,500   North Fork Bancorp, Inc.                                                                  34,875
                 --------------------------------------------------------------------------------
           900   PHH Corp.                                                                                 41,175
                 --------------------------------------------------------------------------------
         1,700   Peoples Heritage Financial Group                                                          35,700
                 --------------------------------------------------------------------------------
         1,100   Queens County Bancorp, Inc.                                                               44,275
                 --------------------------------------------------------------------------------
         1,600   (b)St. Francis Capital Corp.                                                              37,200
                 --------------------------------------------------------------------------------
         1,500   Student Loan Corp.                                                                        53,062
                 --------------------------------------------------------------------------------
         1,000   WestAmerica Bancorporation                                                                41,250
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    860,090
                 --------------------------------------------------------------------------------  --------------
                 HEALTH CARE--0.3%
                 --------------------------------------------------------------------------------
         2,700   Bindley Western Industries, Inc.                                                          48,262
                 --------------------------------------------------------------------------------
         1,400   (b)Bio Rad Laboratories, Inc., Class A                                                    57,750
                 --------------------------------------------------------------------------------
         1,700   (b)Foxmeyer Health Corp.                                                                  44,200
                 --------------------------------------------------------------------------------
           900   ICN Pharmaceuticals, Inc.                                                                 18,225
                 --------------------------------------------------------------------------------
         5,000   Kinetic Concepts, Inc.                                                                    56,875
                 --------------------------------------------------------------------------------
         2,600   (b)Maxicare Health Plans, Inc.                                                            56,875
                 --------------------------------------------------------------------------------
         2,100   (b)North American Biologicals, Inc.                                                       20,212
                 --------------------------------------------------------------------------------
         4,400   (b)Oec-Medical Systems, Inc.                                                              44,000
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    346,399
                 --------------------------------------------------------------------------------  --------------
                 PRODUCER MANUFACTURING--0.2%
                 --------------------------------------------------------------------------------
         1,000   AGCO Corp.                                                                                43,125
                 --------------------------------------------------------------------------------
         1,350   Blount Intl, Inc., Class A                                                                40,669
                 --------------------------------------------------------------------------------
         1,300   Borg-Warner Automotive, Inc.                                                              38,512
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 SMALL COMPANY--CONTINUED
                 --------------------------------------------------------------------------------
                 PRODUCER MANUFACTURING--CONTINUED
                 --------------------------------------------------------------------------------
         3,900   Brenco, Inc.                                                                      $       40,950
                 --------------------------------------------------------------------------------
         2,100   JLG Industries, Inc.                                                                      59,588
                 --------------------------------------------------------------------------------
           600   NACCO Industries, Inc., Class A                                                           34,200
                 --------------------------------------------------------------------------------
         1,800   (b)NCI Building System, Inc.                                                              41,400
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    298,444
                 --------------------------------------------------------------------------------  --------------
                 RETAIL TRADE--0.2%
                 --------------------------------------------------------------------------------
         1,000   (b)CompUSA, Inc.                                                                          37,125
                 --------------------------------------------------------------------------------
         1,100   (b)Eckerd Corp.                                                                           46,887
                 --------------------------------------------------------------------------------
           800   Great Atlantic & Pacific Tea Co., Inc.                                                    17,500
                 --------------------------------------------------------------------------------
         1,400   (b)MacFrugal's Bargains CloseOuts, Inc.                                                   18,375
                 --------------------------------------------------------------------------------
         4,900   Pier 1 Imports, Inc.                                                                      53,288
                 --------------------------------------------------------------------------------
         4,100   Ruddick Corp.                                                                             44,075
                 --------------------------------------------------------------------------------
         2,400   (b)Waban, Inc.                                                                            44,400
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    261,650
                 --------------------------------------------------------------------------------  --------------
                 SERVICES--0.4%
                 --------------------------------------------------------------------------------
         1,600   (b)American Buildings Co.                                                                 36,200
                 --------------------------------------------------------------------------------
         1,400   Butler Manufacturing Co.                                                                  48,300
                 --------------------------------------------------------------------------------
         2,300   Castle (A.M.) & Co.                                                                       56,350
                 --------------------------------------------------------------------------------
         1,200   (b)Devon Group, Inc.                                                                      46,200
                 --------------------------------------------------------------------------------
         1,600   Granite Construction, Inc.                                                                44,400
                 --------------------------------------------------------------------------------
         1,100   Plenum Publishing Corp.                                                                   39,875
                 --------------------------------------------------------------------------------
         4,200   (b)Pride Petroleum Services, Inc.                                                         40,950
                 --------------------------------------------------------------------------------
         1,201   Pulitzer Publishing Co.                                                                   55,246
                 --------------------------------------------------------------------------------
         1,420   Richfood Holdings, Inc.                                                                   39,937
                 --------------------------------------------------------------------------------
           644   (b)United Video Satellite Group, Inc., Class A                                            18,676
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 SMALL COMPANY--CONTINUED
                 --------------------------------------------------------------------------------
                 SERVICES--CONTINUED
                 --------------------------------------------------------------------------------
         3,800   (b)Westcott Communications                                                        $       54,150
                 --------------------------------------------------------------------------------
         2,000   (b)Western Waste Industries                                                               36,750
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    517,034
                 --------------------------------------------------------------------------------  --------------
                 TECHNOLOGY--0.4%
                 --------------------------------------------------------------------------------
         1,677   (b)Bell Industries, Inc.                                                                  38,152
                 --------------------------------------------------------------------------------
         1,350   (b)Burr Brown Corp.                                                                       38,812
                 --------------------------------------------------------------------------------
         3,400   (b)Computervision Corp.                                                                   42,500
                 --------------------------------------------------------------------------------
           400   (b)Electronics for Imaging, Inc.                                                          34,400
                 --------------------------------------------------------------------------------
           900   (b)International Rectifier Corp.                                                          44,662
                 --------------------------------------------------------------------------------
         1,100   (b)Kemet Corp.                                                                            33,550
                 --------------------------------------------------------------------------------
         1,100   (b)Marshall Industries                                                                    38,775
                 --------------------------------------------------------------------------------
           900   (b)Network Equipment Technologies, Inc.                                                   29,813
                 --------------------------------------------------------------------------------
         1,000   (b)S3, Inc.                                                                               18,875
                 --------------------------------------------------------------------------------
         1,200   (b)SCI Systems, Inc.                                                                      40,200
                 --------------------------------------------------------------------------------
         1,100   (b)Tech-Sym Corp.                                                                         32,862
                 --------------------------------------------------------------------------------
           800   (b)Tencor Instruments                                                                     30,200
                 --------------------------------------------------------------------------------
           800   Watkins Johnson Co.                                                                       36,300
                 --------------------------------------------------------------------------------
         1,000   Wyle Labs                                                                                 39,375
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    498,476
                 --------------------------------------------------------------------------------  --------------
                 TRANSPORTATION--0.1%
                 --------------------------------------------------------------------------------
         2,700   (b)America West Airlines, Inc., Class B                                                   48,263
                 --------------------------------------------------------------------------------
         1,300   (b)Continental Airlines, Inc., Class B                                                    50,863
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                     99,126
                 --------------------------------------------------------------------------------  --------------
                 (D)UTILITIES--0.2%
                 --------------------------------------------------------------------------------
         1,500   Central Hudson Gas & Electric Service                                                     45,562
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 SMALL COMPANY--CONTINUED
                 --------------------------------------------------------------------------------
                 (D)UTILITIES--CONTINUED
                 --------------------------------------------------------------------------------
         1,300   Eastern Enterprises                                                               $       42,250
                 --------------------------------------------------------------------------------
         1,700   Oneok, Inc.                                                                               39,950
                 --------------------------------------------------------------------------------
         2,700   (b)Public Service Co. New Mexico                                                          47,588
                 --------------------------------------------------------------------------------
           300   Tele Danmark                                                                               8,362
                 --------------------------------------------------------------------------------
         1,100   Teppco Partners, L.P.                                                                     39,875
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    223,587
                 --------------------------------------------------------------------------------  --------------
                 TOTAL SMALL COMPANY                                                                    3,895,154
                 --------------------------------------------------------------------------------  --------------
                 (D)UTILITY--10.4%
                 --------------------------------------------------------------------------------
                 ELECTRIC UTILITIES--3.9%
                 --------------------------------------------------------------------------------
         9,800   Baltimore Gas & Electric Co.                                                             260,925
                 --------------------------------------------------------------------------------
         9,600   CMS Energy Corp.                                                                         261,600
                 --------------------------------------------------------------------------------
         9,121   Cinergy Corp.                                                                            269,069
                 --------------------------------------------------------------------------------
        10,900   DPL, Inc.                                                                                261,600
                 --------------------------------------------------------------------------------
         9,300   DQE, Inc.                                                                                268,537
                 --------------------------------------------------------------------------------
         5,900   Duke Power Co.                                                                           264,763
                 --------------------------------------------------------------------------------
         6,200   FPL Group, Inc.                                                                          268,925
                 --------------------------------------------------------------------------------
         7,700   Florida Progress Corp.                                                                   264,688
                 --------------------------------------------------------------------------------
         8,400   General Public Utilities                                                                 265,650
                 --------------------------------------------------------------------------------
         9,200   Illinova Corp.                                                                           261,050
                 --------------------------------------------------------------------------------
         7,200   NIPSCO Industries, Inc.                                                                  266,400
                 --------------------------------------------------------------------------------
        13,600   Pacificorp                                                                               266,900
                 --------------------------------------------------------------------------------
         9,200   Peco Energy Co.                                                                          266,800
                 --------------------------------------------------------------------------------
         9,600   Pinnacle West Capital Corp.                                                              261,600
                 --------------------------------------------------------------------------------
        13,800   SCE Corp.                                                                                215,625
                 --------------------------------------------------------------------------------
        11,200   Southern Co.                                                                             256,200
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 (D)UTILITY--CONTINUED
                 --------------------------------------------------------------------------------
                 ELECTRIC UTILITIES--CONTINUED
                 --------------------------------------------------------------------------------
         6,900   Texas Utilities Co.                                                               $      265,650
                 --------------------------------------------------------------------------------
         9,100   Utilicorp United, Inc.                                                                   253,662
                 --------------------------------------------------------------------------------
         8,000   Western Resources, Inc.                                                                  265,000
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                  4,964,644
                 --------------------------------------------------------------------------------  --------------
                 MAJOR U.S. TELECOMMUNICATIONS--5.6%
                 --------------------------------------------------------------------------------
        12,600   AT&T Corp.                                                                               831,600
                 --------------------------------------------------------------------------------
        14,400   Ameritech Corp.                                                                          792,000
                 --------------------------------------------------------------------------------
        12,200   Bell Atlantic Corp.                                                                      768,600
                 --------------------------------------------------------------------------------
        20,300   BellSouth Corp.                                                                          789,162
                 --------------------------------------------------------------------------------
        18,800   GTE Corp.                                                                                801,350
                 --------------------------------------------------------------------------------
        31,300   MCI Communications Corp.                                                                 837,275
                 --------------------------------------------------------------------------------
        15,900   NYNEX Corp.                                                                              789,038
                 --------------------------------------------------------------------------------
        14,600   SBC Communications, Inc.                                                                 788,400
                 --------------------------------------------------------------------------------
        24,500   U.S. West Communications Group                                                           765,625
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                  7,163,050
                 --------------------------------------------------------------------------------  --------------
                 NATURAL GAS DISTRIBUTION--0.3%
                 --------------------------------------------------------------------------------
         9,100   MCN Corp.                                                                                197,925
                 --------------------------------------------------------------------------------
         7,500   Pacific Enterprises                                                                      200,625
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    398,550
                 --------------------------------------------------------------------------------  --------------
                 OIL/GAS TRANSMISSION--0.6%
                 --------------------------------------------------------------------------------
         5,300   Enron Corp.                                                                              198,750
                 --------------------------------------------------------------------------------
         7,200   Panhandle Eastern Corp.                                                                  204,300
                 --------------------------------------------------------------------------------
         6,100   Sonat, Inc.                                                                              196,725
                 --------------------------------------------------------------------------------
         5,300   Williams Companies, Inc.                                                                 222,600
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    822,375
                 --------------------------------------------------------------------------------  --------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 (D)UTILITY--CONTINUED
                 --------------------------------------------------------------------------------
                 SERVICES--0.0%
                 --------------------------------------------------------------------------------
         1,800   (b)U.S. West Media Group                                                          $       32,400
                 --------------------------------------------------------------------------------  --------------
                 TOTAL UTILITY                                                                         13,381,019
                 --------------------------------------------------------------------------------  --------------
                 FOREIGN EQUITY--4.7%
                 --------------------------------------------------------------------------------
                 ARGENTINA--0.0%
                 --------------------------------------------------------------------------------
           600   Banco Frances del Rio de la Plata S.A., ADR                                               15,675
                 --------------------------------------------------------------------------------
         1,300   Compania Naviera Perez Companc SA, Class B                                                 6,308
                 --------------------------------------------------------------------------------
           303   IRSA Inversiones y Representaciones S.A., GDR                                              6,586
                 --------------------------------------------------------------------------------
           400   YPF Sociedad Anonima, ADR                                                                  7,800
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                     36,369
                 --------------------------------------------------------------------------------  --------------
                 AUSTRALIA--0.1%
                 --------------------------------------------------------------------------------
         6,000   Mayne Nickless Ltd.                                                                       27,609
                 --------------------------------------------------------------------------------
        10,000   News Corporation Ltd.                                                                     52,397
                 --------------------------------------------------------------------------------
        10,000   Woodside Petroleum Ltd.                                                                   49,651
                 --------------------------------------------------------------------------------
        19,000   Woolworth's Ltd.                                                                          44,419
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    174,076
                 --------------------------------------------------------------------------------  --------------
                 FINLAND--0.0%
                 --------------------------------------------------------------------------------
           200   Nokia AB-A                                                                                10,974
                 --------------------------------------------------------------------------------  --------------
                 FRANCE--0.2%
                 --------------------------------------------------------------------------------
           800   AXA                                                                                       47,867
                 --------------------------------------------------------------------------------
           340   Accor SA                                                                                  41,286
                 --------------------------------------------------------------------------------
           850   Compagnie Financiere de Paribas, Class A                                                  47,197
                 --------------------------------------------------------------------------------
           300   LVMH (Moet-Hennessy)                                                                      57,109
                 --------------------------------------------------------------------------------
           610   LaFarge-Coppee                                                                            38,748
                 --------------------------------------------------------------------------------
         2,500   Lagardere Groupe                                                                          48,642
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 --------------------------------------------------------------------------------
                 FRANCE--CONTINUED
                 --------------------------------------------------------------------------------
           450   Lyonnaise des Eaux SA                                                             $       43,102
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    323,951
                 --------------------------------------------------------------------------------  --------------
                 GERMANY--0.3%
                 --------------------------------------------------------------------------------
           168   BASF AG                                                                                   36,822
                 --------------------------------------------------------------------------------
           210   Commerzbank AG, Frankfurt                                                                 48,569
                 --------------------------------------------------------------------------------
           775   Deutsche Bank Ag                                                                          36,357
                 --------------------------------------------------------------------------------
           155   Gea AG, Pfd.                                                                              49,298
                 --------------------------------------------------------------------------------
           100   Henkel KGaA--Vorzug, Pfd.                                                                 37,475
                 --------------------------------------------------------------------------------
           105   Kaufhof Holding AG                                                                        31,798
                 --------------------------------------------------------------------------------
            65   Linde AG                                                                                  38,111
                 --------------------------------------------------------------------------------
           120   Mannesmann AG                                                                             38,639
                 --------------------------------------------------------------------------------
           100   Siemens AG                                                                                52,237
                 --------------------------------------------------------------------------------
            50   Wella AG, Pfd.                                                                            23,508
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    392,814
                 --------------------------------------------------------------------------------  --------------
                 HONG KONG--0.2%
                 --------------------------------------------------------------------------------
        37,000   Amoy Properties Ltd.                                                                      35,398
                 --------------------------------------------------------------------------------
           400   Cheung Kong                                                                                2,275
                 --------------------------------------------------------------------------------
         1,839   HSBC Holdings PLC                                                                         27,104
                 --------------------------------------------------------------------------------
        21,000   Hong Kong Telecom                                                                         35,702
                 --------------------------------------------------------------------------------
        78,000   Manhattan Card Co., Ltd.                                                                  34,790
                 --------------------------------------------------------------------------------
         4,000   Sun Hung Kai Properties                                                                   32,192
                 --------------------------------------------------------------------------------
         9,000   Television Broadcasts Ltd.                                                                33,976
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    201,437
                 --------------------------------------------------------------------------------  --------------
                 INDONESIA--0.1%
                 --------------------------------------------------------------------------------
        15,000   Astra International                                                                       29,888
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 --------------------------------------------------------------------------------
                 INDONESIA--CONTINUED
                 --------------------------------------------------------------------------------
         9,000   Hero Supermarket                                                                  $       17,736
                 --------------------------------------------------------------------------------
         5,000   Indocement Tungal                                                                         16,970
                 --------------------------------------------------------------------------------
         8,000   Lippo Bank                                                                                11,736
                 --------------------------------------------------------------------------------
         9,000   United Tractors                                                                           16,356
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                     92,686
                 --------------------------------------------------------------------------------  --------------
                 ITALY--0.1%
                 --------------------------------------------------------------------------------
        10,400   La Rinascente S.P.A.                                                                      58,270
                 --------------------------------------------------------------------------------
        35,000   (b)Telecom Italia Mobile                                                                  56,467
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    114,737
                 --------------------------------------------------------------------------------  --------------
                 JAPAN--2.0%
                 --------------------------------------------------------------------------------
        10,000   Asahi Chemical Industry Co. Ltd.                                                          74,693
                 --------------------------------------------------------------------------------
         4,000   Bridgestone Corp.                                                                         58,968
                 --------------------------------------------------------------------------------
         2,000   Canon Inc.                                                                                35,184
                 --------------------------------------------------------------------------------
             7   DDI Corp.                                                                                 56,275
                 --------------------------------------------------------------------------------
         4,000   Dai Nippon Printing Co. Ltd.                                                              69,975
                 --------------------------------------------------------------------------------
        11,000   Daimaru, Inc.                                                                             72,432
                 --------------------------------------------------------------------------------
        15,000   Dainippon Ink and Chemical, Inc.                                                          69,435
                 --------------------------------------------------------------------------------
         5,000   Fujitsu Ltd.                                                                              58,968
                 --------------------------------------------------------------------------------
         3,000   Hitachi Cable                                                                             21,317
                 --------------------------------------------------------------------------------
         3,000   JUSCO Co.                                                                                 71,941
                 --------------------------------------------------------------------------------
         7,000   Jaccs                                                                                     68,796
                 --------------------------------------------------------------------------------
        10,000   (b)Japan Airlines Co.                                                                     63,980
                 --------------------------------------------------------------------------------
         4,000   Kandenko Co., Ltd.                                                                        48,747
                 --------------------------------------------------------------------------------
        18,000   Kawasaki Heavy Industries                                                                 81,907
                 --------------------------------------------------------------------------------
        19,000   Kawasaki Steel                                                                            67,410
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 --------------------------------------------------------------------------------
                 JAPAN--CONTINUED
                 --------------------------------------------------------------------------------
         3,000   Kokuyo Co.                                                                        $       64,570
                 --------------------------------------------------------------------------------
        11,000   Kubota Corp.                                                                              72,324
                 --------------------------------------------------------------------------------
         6,000   Kuraray Co. Ltd.                                                                          61,327
                 --------------------------------------------------------------------------------
         1,000   Kurita Water Industries                                                                   27,813
                 --------------------------------------------------------------------------------
         8,000   Kyowa Hakko Kogyo Co.                                                                     78,624
                 --------------------------------------------------------------------------------
         8,000   Minebea Co.                                                                               66,516
                 --------------------------------------------------------------------------------
        13,000   Mitsubishi Heavy Industries                                                              103,617
                 --------------------------------------------------------------------------------
         9,000   Mitsui Marine & Fire Insurance Co.                                                        60,590
                 --------------------------------------------------------------------------------
         4,000   NEC Corp.                                                                                 51,106
                 --------------------------------------------------------------------------------
         2,000   NGK Insulators                                                                            19,853
                 --------------------------------------------------------------------------------
        26,000   (b)NKK Corp.                                                                              71,548
                 --------------------------------------------------------------------------------
         9,000   Nagoya Railroad Co. Ltd.                                                                  44,226
                 --------------------------------------------------------------------------------
         9,000   Nihon Cement Co., Ltd.                                                                    59,617
                 --------------------------------------------------------------------------------
         3,000   Nippon Electric Glass Co., Ltd.                                                           55,725
                 --------------------------------------------------------------------------------
         9,000   Nippon Express Co. Ltd.                                                                   78,103
                 --------------------------------------------------------------------------------
         9,000   Nippon Sheet Glass Co.                                                                    40,157
                 --------------------------------------------------------------------------------
         3,000   Nishimatsu Construction                                                                   35,970
                 --------------------------------------------------------------------------------
         6,000   Sakura Bank Ltd., Tokyo                                                                   64,865
                 --------------------------------------------------------------------------------
         1,000   Secom Co.                                                                                 67,518
                 --------------------------------------------------------------------------------
         1,000   Sega Enterprises                                                                          54,054
                 --------------------------------------------------------------------------------
         3,000   Sekisui House Ltd.                                                                        35,086
                 --------------------------------------------------------------------------------
         5,000   Shionogi and Co.                                                                          43,096
                 --------------------------------------------------------------------------------
         1,000   Sony Music Entertainment, Inc.                                                            44,717
                 --------------------------------------------------------------------------------
        12,000   Sumitomo Chemical Co.                                                                     59,676
                 --------------------------------------------------------------------------------
        20,000   Sumitomo Heavy Industries                                                                 63,685
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 --------------------------------------------------------------------------------
                 JAPAN--CONTINUED
                 --------------------------------------------------------------------------------
         2,000   Takeda Chemical Industries                                                        $       29,877
                 --------------------------------------------------------------------------------
         6,000   Tokio Marine & Fire                                                                       68,403
                 --------------------------------------------------------------------------------
         1,000   Tostem Corp.                                                                              30,467
                 --------------------------------------------------------------------------------
         3,000   Toto Ltd.                                                                                 40,688
                 --------------------------------------------------------------------------------
         3,000   Yamanouchi Pharmaceutical                                                                 64,570
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                  2,578,416
                 --------------------------------------------------------------------------------  --------------
                 MALAYSIA--0.1%
                 --------------------------------------------------------------------------------
         3,000   Malayan Banking Bhd                                                                       23,768
                 --------------------------------------------------------------------------------
        26,000   Malayan United Industries Bhd                                                             19,779
                 --------------------------------------------------------------------------------
        11,000   Malayawata Steel Berhad                                                                   18,817
                 --------------------------------------------------------------------------------
         9,000   Malaysian International Shipping Bhd                                                      21,994
                 --------------------------------------------------------------------------------
         6,000   (d)Tenaga Nasional Berhad                                                                 22,467
                 --------------------------------------------------------------------------------
         9,000   UMW Holdings Bhd                                                                          21,108
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    127,933
                 --------------------------------------------------------------------------------  --------------
                 MEXICO--0.0%
                 --------------------------------------------------------------------------------
           700   Cemex SA, Class B, ADR                                                                     4,681
                 --------------------------------------------------------------------------------
           500   Empresas ICA Sociedad Controladora S.A., ADR                                               5,125
                 --------------------------------------------------------------------------------
           900   Grupo Financiero Bancomer, S.A. de C.V., Class B, ADR                                      5,175
                 --------------------------------------------------------------------------------
           200   Pan American Beverage, Class A                                                             6,450
                 --------------------------------------------------------------------------------
           600   Transportacion Maritima Mexicana SA , Class L, ADR                                         4,575
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                     26,006
                 --------------------------------------------------------------------------------  --------------
                 NETHERLANDS--0.2%
                 --------------------------------------------------------------------------------
         4,200   Elsevier NV                                                                               57,321
                 --------------------------------------------------------------------------------
           835   Polygram NV                                                                               50,276
                 --------------------------------------------------------------------------------
         2,250   Royal PTT Nederland NV                                                                    80,173
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 --------------------------------------------------------------------------------
                 NETHERLANDS--CONTINUED
                 --------------------------------------------------------------------------------
           300   Unilever NV-Cert                                                                  $       39,647
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    227,417
                 --------------------------------------------------------------------------------  --------------
                 NEW ZEALAND--0.0%
                 --------------------------------------------------------------------------------
         7,000   Fletcher Challenge Ltd.                                                                   17,366
                 --------------------------------------------------------------------------------
           993   Fletcher Challenge Ltd.--Forestry Shares                                                   1,400
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                     18,766
                 --------------------------------------------------------------------------------  --------------
                 SINGAPORE--0.1%
                 --------------------------------------------------------------------------------
         8,000   First Capital Corp., Ltd., Singapore                                                      21,553
                 --------------------------------------------------------------------------------
         2,000   Fraser and Neave Ltd.                                                                     23,821
                 --------------------------------------------------------------------------------
        11,000   Haw Par Brothers International Ltd.                                                       23,708
                 --------------------------------------------------------------------------------
         2,000   Singapore Airlines Ltd.                                                                   18,717
                 --------------------------------------------------------------------------------
         2,000   Singapore Press Holdings Ltd.                                                             31,620
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    119,419
                 --------------------------------------------------------------------------------  --------------
                 SPAIN--0.1%
                 --------------------------------------------------------------------------------
           200   Acerinox SA                                                                               20,040
                 --------------------------------------------------------------------------------
         1,500   Repsol SA                                                                                 47,280
                 --------------------------------------------------------------------------------
           580   Zardoya-Otis SA                                                                           60,233
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    127,553
                 --------------------------------------------------------------------------------  --------------
                 SWEDEN--0.1%
                 --------------------------------------------------------------------------------
         4,400   Stora Kopparbergs, Class A                                                                55,373
                 --------------------------------------------------------------------------------
         2,000   Svedala Industri AB Free                                                                  55,373
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    110,746
                 --------------------------------------------------------------------------------  --------------
                 SWITZERLAND--0.3%
                 --------------------------------------------------------------------------------
            35   BBC Brown Boveri                                                                          40,196
                 --------------------------------------------------------------------------------
           600   CS Holding                                                                                56,912
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 --------------------------------------------------------------------------------
                 SWITZERLAND--CONTINUED
                 --------------------------------------------------------------------------------
            50   Ciba-Giegy AG-R                                                                   $       44,577
                 --------------------------------------------------------------------------------
            70   Nestle SA                                                                                 74,615
                 --------------------------------------------------------------------------------
            10   Roche Holdings AG Genusscheine                                                            75,542
                 --------------------------------------------------------------------------------
           142   Zurich Versicherungsgesellschaft                                                          43,609
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    335,451
                 --------------------------------------------------------------------------------  --------------
                 UNITED KINGDOM--0.8%
                 --------------------------------------------------------------------------------
         9,450   Associated British Ports Holdings PLC                                                     40,942
                 --------------------------------------------------------------------------------
        10,000   BTR PLC                                                                                   51,209
                 --------------------------------------------------------------------------------
         5,100   Boots Co. PLC                                                                             44,192
                 --------------------------------------------------------------------------------
        10,600   (d)British Gas PLC                                                                        39,596
                 --------------------------------------------------------------------------------
        15,200   British Steel PLC                                                                         39,326
                 --------------------------------------------------------------------------------
         5,800   Cadbury Schweppes PLC                                                                     49,458
                 --------------------------------------------------------------------------------
        13,000   Caradon PLC                                                                               39,107
                 --------------------------------------------------------------------------------
         8,400   Chubb Security                                                                            41,601
                 --------------------------------------------------------------------------------
         6,500   Compass Group                                                                             44,531
                 --------------------------------------------------------------------------------
         6,900   Grand Metropolitan PLC                                                                    46,690
                 --------------------------------------------------------------------------------
         3,400   Imperial Chemical Industries PLC                                                          39,559
                 --------------------------------------------------------------------------------
         8,000   Marks & Spencer PLC                                                                       54,072
                 --------------------------------------------------------------------------------
         4,000   (d)Midlands Electricity                                                                   56,767
                 --------------------------------------------------------------------------------
         3,000   RMC Group PLC                                                                             47,650
                 --------------------------------------------------------------------------------
         3,100   RTZ Corp. PLC                                                                             44,492
                 --------------------------------------------------------------------------------
         6,700   Rank Organisation PLC                                                                     42,260
                 --------------------------------------------------------------------------------
         4,200   Reckitt & Colman PLC                                                                      43,048
                 --------------------------------------------------------------------------------
        27,300   Rugby Group PLC                                                                           44,720
                 --------------------------------------------------------------------------------
         7,700   (d)Scottish Power PLC                                                                     44,441
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 --------------------------------------------------------------------------------
                 UNITED KINGDOM--CONTINUED
                 --------------------------------------------------------------------------------
        23,700   Sedgwick Group PLC                                                                $       43,721
                 --------------------------------------------------------------------------------
         7,000   Smith, W.H. Group PLC                                                                     46,402
                 --------------------------------------------------------------------------------
         5,000   Thames Water PLC                                                                          42,292
                 --------------------------------------------------------------------------------
        10,600   Tomkins PLC                                                                               42,841
                 --------------------------------------------------------------------------------
         6,000   Williams Holdings PLC                                                                     30,450
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                  1,059,367
                 --------------------------------------------------------------------------------  --------------
                 TOTAL FOREIGN EQUITY                                                                   6,078,118
                 --------------------------------------------------------------------------------  --------------
                 TOTAL STOCKS (IDENTIFIED COST $27,323,416)                                            31,659,400
                 --------------------------------------------------------------------------------  --------------
   PRINCIPAL
    AMOUNT
---------------  --------------------------------------------------------------------------------
BONDS--64.5%
-------------------------------------------------------------------------------------------------
                 TREASURY--29.8%
                 --------------------------------------------------------------------------------
 $  36,775,000   U.S. Treasury Notes, 6.50%-7.50%, 04/30/1999-10/31/1999                               38,300,316
                 --------------------------------------------------------------------------------  --------------
                 MORTGAGE-BACKED SECURITIES--19.6%
                 --------------------------------------------------------------------------------
                 GOVERNMENT AGENCY--19.6%
                 --------------------------------------------------------------------------------
       383,067   Federal Home Loan Mortgage Corp., 7.50%, 05/01/2024                                      387,848
                 --------------------------------------------------------------------------------
       995,814   Federal Home Loan Mortgage Corp., 7.00%, 8/1/2025                                        996,730
                 --------------------------------------------------------------------------------
       260,611   Federal Home Loan Mortgage Corp., 7.00%, 07/01/2024                                      259,629
                 --------------------------------------------------------------------------------
     1,064,839   Federal Home Loan Mortgage Corp., 6.50%, 9/1/2025                                      1,043,532
                 --------------------------------------------------------------------------------
       458,661   Federal Home Loan Mortgage Corp., 8.00%, 11/01/2009                                      473,705
                 --------------------------------------------------------------------------------
       364,047   Federal Home Loan Mortgage Corp., 7.00%, 04/01/2009                                      368,593
                 --------------------------------------------------------------------------------
       992,752   Federal Home Loan Mortgage Corp., 9/1/2010                                               990,876
                 --------------------------------------------------------------------------------
       699,444   Federal Home Loan Mortgage Corp., 7.00%, 04/01/2009                                      708,180
                 --------------------------------------------------------------------------------
     1,967,923   Federal National Mortgage Association, 7.50%, 7/1/2025                                 2,002,952
                 --------------------------------------------------------------------------------
       933,439   Federal National Mortgage Association, 7.50%, 9/1/2009                                   955,589
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
   PRINCIPAL                                                                                          IN U.S.
    AMOUNT                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
BONDS--CONTINUED
-------------------------------------------------------------------------------------------------
                 MORTGAGE-BACKED SECURITIES--CONTINUED
                 --------------------------------------------------------------------------------
                 GOVERNMENT AGENCY--CONTINUED
                 --------------------------------------------------------------------------------
 $     468,653   Federal National Mortgage Association, 7.00%, 5/1/2001                            $      475,969
                 --------------------------------------------------------------------------------
       505,967   Federal National Mortgage Association, 7.00%, 07/01/2024                                 505,962
                 --------------------------------------------------------------------------------
     1,074,548   Federal National Mortgage Association, 9.50%, 10/01/2024                               1,138,333
                 --------------------------------------------------------------------------------
       977,995   Federal National Mortgage Association, 7.00%, 1/1/2024                                   977,985
                 --------------------------------------------------------------------------------
       214,678   Federal National Mortgage Association, 7.50%, 06/01/2009                                 219,772
                 --------------------------------------------------------------------------------
       956,516   Federal National Mortgage Association, 6.50%, 6/1/2009                                   954,412
                 --------------------------------------------------------------------------------
       494,336   Federal National Mortgage Association, 8.00%, 11/01/2024                                 509,161
                 --------------------------------------------------------------------------------
       873,750   Federal National Mortgage Association, 9.00%, 5/1/2025                                   916,327
                 --------------------------------------------------------------------------------
       208,768   Federal National Mortgage Association, 8.50%, 02/01/2025                                 216,921
                 --------------------------------------------------------------------------------
       952,545   Federal National Mortgage Association, 8.00%, 7/1/2025                                   981,112
                 --------------------------------------------------------------------------------
     1,016,147   Federal National Mortgage Association, 7.00%, 7/1/2025                                 1,016,137
                 --------------------------------------------------------------------------------
     1,018,206   Federal National Mortgage Association, 6.50%, 9/1/2025                                   996,875
                 --------------------------------------------------------------------------------
     1,099,125   Federal National Mortgage Association, 6.50%, 10/1/2025                                1,076,099
                 --------------------------------------------------------------------------------
     1,094,937   Government National Mortgage Association, 8.00%, 11/15/2024                            1,133,249
                 --------------------------------------------------------------------------------
     1,563,605   Government National Mortgage Association, 8.50%, 10/15/2024                            1,632,482
                 --------------------------------------------------------------------------------
       247,853   Government National Mortgage Association, 7.00%, 08/15/2024                              248,547
                 --------------------------------------------------------------------------------
     2,533,646   Government National Mortgage Association, 7.50%, 4/15/2024                             2,587,436
                 --------------------------------------------------------------------------------
     1,314,626   Government National Mortgage Association, 9.00%, 4/15/2025                             1,386,497
                 --------------------------------------------------------------------------------  --------------
                 TOTAL MORTGAGE-BACKED SECURITIES                                                      25,160,910
                 --------------------------------------------------------------------------------  --------------
                 INVESTMENT GRADE BONDS--7.6%
                 --------------------------------------------------------------------------------
                 AEROSPACE & DEFENSE--0.2%
                 --------------------------------------------------------------------------------
       250,000   McDonnell Douglas Finance, Note, 9.40%, 10/15/2001                                       278,087
                 --------------------------------------------------------------------------------  --------------
                 AUTOMOTIVE--0.2%
                 --------------------------------------------------------------------------------
       200,000   Chrysler Auburn Hills, Deb., 12.00%, 5/1/2020                                            308,380
                 --------------------------------------------------------------------------------  --------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
   PRINCIPAL                                                                                          IN U.S.
    AMOUNT                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
BONDS--CONTINUED
-------------------------------------------------------------------------------------------------
                 INVESTMENT GRADE BONDS--CONTINUED
                 --------------------------------------------------------------------------------
                 BANKING--0.5%
                 --------------------------------------------------------------------------------
 $     330,000   Chase Manhattan, Sub. Note, 8.00%, 5/1/2005                                       $      344,738
                 --------------------------------------------------------------------------------
       250,000   Crestar Financial Corp, Sub. Note, 8.75%, 11/15/2004                                     287,367
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    632,105
                 --------------------------------------------------------------------------------  --------------
                 BEVERAGE & TOBACCO--0.4%
                 --------------------------------------------------------------------------------
       250,000   Philip Morris Cos., Inc., Deb., 6.00%, 7/15/2001                                         246,300
                 --------------------------------------------------------------------------------
       250,000   RJR Nabisco, Inc., Note, 9.25%, 8/5/2013                                                 255,108
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    501,408
                 --------------------------------------------------------------------------------  --------------
                 CHEMICALS & PLASTICS--0.2%
                 --------------------------------------------------------------------------------
       200,000   (c)Bayer Corp, Deb., 7.125%, 10/1/2015                                                   208,180
                 --------------------------------------------------------------------------------  --------------
                 CONGLOMERATES--0.2%
                 --------------------------------------------------------------------------------
       275,000   Leucadia National, Sr. Sub. Note, 8.25%, 6/15/2005                                       290,306
                 --------------------------------------------------------------------------------  --------------
                 FINANCE--AUTOMOTIVE--0.2%
                 --------------------------------------------------------------------------------
       250,000   Ford Motor Credit Co., Note, 6.85%, 8/15/2000                                            258,045
                 --------------------------------------------------------------------------------  --------------
                 FINANCE-RETAIL--0.1%
                 --------------------------------------------------------------------------------
       150,000   Household Finance, Deb., 6.45%, 2/1/2009                                                 148,918
                 --------------------------------------------------------------------------------  --------------
                 FINANCIAL INTERMEDIARIES--0.9%
                 --------------------------------------------------------------------------------
       225,000   American General Corp., S.F. Deb., 9.625%, 2/1/2018                                      248,339
                 --------------------------------------------------------------------------------
       250,000   Equitable Cos., Inc., Sr. Note, 9%, 12/15/2004                                           291,525
                 --------------------------------------------------------------------------------
       250,000   Greentree Financial Corp, Sr. Sub. Note, 10.25%, 6/1/2002                                301,950
                 --------------------------------------------------------------------------------
       300,000   Merrill Lynch, Medium Term Note, 7.25%, 6/14/2004                                        305,334
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                  1,147,148
                 --------------------------------------------------------------------------------  --------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
   PRINCIPAL                                                                                          IN U.S.
    AMOUNT                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
BONDS--CONTINUED
-------------------------------------------------------------------------------------------------
                 INVESTMENT GRADE BONDS--CONTINUED
                 --------------------------------------------------------------------------------
                 FOOD & DRUG RETAILERS--0.3%
                 --------------------------------------------------------------------------------
 $     300,000   Hook-Superx, Inc., Sr. Note, 10.125%, 6/1/2002                                    $      327,942
                 --------------------------------------------------------------------------------  --------------
                 FOOD PRODUCTS--0.4%
                 --------------------------------------------------------------------------------
       275,000   Dr. Pepper-7-Up Cos., Sr. Sub. Disc. Note, 0/11.50%, 11/1/2002                           256,856
                 --------------------------------------------------------------------------------
       500,000   Grand Metropolitan Investment Corp., 8.13%, 1/6/2004                                     298,475
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    555,331
                 --------------------------------------------------------------------------------  --------------
                 GOVERNMENT AGENCY--0.6%
                 --------------------------------------------------------------------------------
       250,000   Federal National Mortgage Association, Note, 7.43%, 8/4/2005                             257,075
                 --------------------------------------------------------------------------------
       250,000   Federal National Mortgage Association 8.59%, 2/3/2005                                    263,398
                 --------------------------------------------------------------------------------
       200,000   Tennessee Valley Authority 7.318%, 5/31/1999                                             201,662
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    722,135
                 --------------------------------------------------------------------------------  --------------
                 INDUSTRIAL PRODUCTS & EQUIPMENT--0.5%
                 --------------------------------------------------------------------------------
       350,000   Joy Technologies Inc, Sr. Note, 10.25%, 9/1/2003                                         395,433
                 --------------------------------------------------------------------------------
       200,000   Varity Corp, Sr. Note, 11.375%, 11/15/1998                                               209,698
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    605,131
                 --------------------------------------------------------------------------------  --------------
                 INSURANCE--0.4%
                 --------------------------------------------------------------------------------
       250,000   Continental Corp, Note, 8.25%, 4/15/1999                                                 264,920
                 --------------------------------------------------------------------------------
       250,000   Sunamerica Inc, Medium Term Note, 7.34%, 8/30/2005                                       262,984
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    527,904
                 --------------------------------------------------------------------------------  --------------
                 METALS & MINING--0.2%
                 --------------------------------------------------------------------------------
       250,000   Santa Fe Pacific Gold Co, Note, 8.375%, 7/1/2005                                         255,000
                 --------------------------------------------------------------------------------  --------------
                 OIL & GAS--0.5%
                 --------------------------------------------------------------------------------
       225,000   Occidental Petroleum Corp., Sr. Note, 11.75%, 3/15/2011                                  240,014
                 --------------------------------------------------------------------------------
       350,000   USX Corp., Note, 6.375%, 7/15/1998                                                       351,498
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    591,512
                 --------------------------------------------------------------------------------  --------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
   PRINCIPAL                                                                                          IN U.S.
    AMOUNT                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
BONDS--CONTINUED
-------------------------------------------------------------------------------------------------
                 INVESTMENT GRADE BONDS--CONTINUED
                 --------------------------------------------------------------------------------
                 PRINTING & PUBLISHING--0.2%
                 --------------------------------------------------------------------------------
 $     250,000   News America Holdings, Sr. Note, 7.50%, 3/1/2000                                  $      262,037
                 --------------------------------------------------------------------------------  --------------
                 RETAILERS--0.2%
                 --------------------------------------------------------------------------------
       250,000   J.C. Penney Co., S.F. Deb., 9.75%, 6/15/2021                                             293,717
                 --------------------------------------------------------------------------------  --------------
                 SOVEREIGN GOVERNMENT--0.6%
                 --------------------------------------------------------------------------------
       300,000   (c)Freeport Terminal (Malta), Gtd. Global Note, 7.50%, 3/29/2009                         317,289
                 --------------------------------------------------------------------------------
       250,000   Quebec Province, Deb., 7.5%, 7/15/2023                                                   256,912
                 --------------------------------------------------------------------------------
       200,000   Republic of South Africa, Global Bond Deb., 9.625%, 12/15/1999                           213,378
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    787,579
                 --------------------------------------------------------------------------------  --------------
                 TELECOMMUNICATIONS & CELLULAR--0.4%
                 --------------------------------------------------------------------------------
       300,000   Cox Communications Inc., Note, 6.375%, 6/15/2000                                         303,453
                 --------------------------------------------------------------------------------
       250,000   TCI Communications Inc, Note, 6.82%, 9/15/2010                                           253,167
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    556,620
                 --------------------------------------------------------------------------------  --------------
                 UTILITIES--0.4%
                 --------------------------------------------------------------------------------
       200,000   Duke Power Co., 1st Mtg. Note, 7.00%, 9/1/2005                                           201,928
                 --------------------------------------------------------------------------------
       200,000   Gulf States Utilities, FMB, 6.75%, 10/1/1998                                             202,174
                 --------------------------------------------------------------------------------
       125,000   Pedernales Electric Coop., Inc., 10.875%, 09/01/17                                       140,761
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    544,863
                 --------------------------------------------------------------------------------  --------------
                 TOTAL INVESTMENT GRADE BONDS                                                           9,802,348
                 --------------------------------------------------------------------------------  --------------
                 HIGH YIELD BONDS--2.4%
                 --------------------------------------------------------------------------------
                 AEROSPACE & DEFENSE--0.0%
                 --------------------------------------------------------------------------------
        50,000   Tracor, Inc., Sr. Sub. Note, 10.875%, 8/15/2001                                           51,875
                 --------------------------------------------------------------------------------  --------------
                 AUTOMOTIVE--0.1%
                 --------------------------------------------------------------------------------
        50,000   Aftermarket Technology Co., Sr. Sub. Note, 12.00%, 8/1/2004                               52,375
                 --------------------------------------------------------------------------------
        50,000   Exide Corp., Sr. Note, 10%, 4/15/2005                                                     54,000
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    106,375
                 --------------------------------------------------------------------------------  --------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
   PRINCIPAL                                                                                          IN U.S.
    AMOUNT                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
BONDS--CONTINUED
-------------------------------------------------------------------------------------------------
                 HIGH YIELD BONDS--CONTINUED
                 --------------------------------------------------------------------------------
                 BANKING--0.1%
                 --------------------------------------------------------------------------------
 $      75,000   First Nationwide Holdings, Sr. Note, 12.25%, 5/15/2001                            $       85,594
                 --------------------------------------------------------------------------------  --------------
                 BROADCAST RADIO & TV--0.2%
                 --------------------------------------------------------------------------------
        50,000   Chancellor Broadcasting Co., Sr. Sub. Note, 12.50%, 10/1/2004                             53,750
                 --------------------------------------------------------------------------------
       125,000   SCI Television, Sr. Secd. Note, 11.00%, 6/30/2005                                        132,500
                 --------------------------------------------------------------------------------
        50,000   Sinclair Broadcast Group, Sr. Sub. Note, 10.00%, 9/30/2005                                51,375
                 --------------------------------------------------------------------------------
        50,000   Young Broadcasting Corp., Sr. Sub. Note, 10.125%, 2/15/2005                               52,875
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    290,500
                 --------------------------------------------------------------------------------  --------------
                 CABLE TELEVISION--0.2%
                 --------------------------------------------------------------------------------
        50,000   CAI Wireless Systems, Sr. Note, 12.25%, 9/15/2002                                         52,938
                 --------------------------------------------------------------------------------
        75,000   Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013                                        79,125
                 --------------------------------------------------------------------------------
       100,000   International Cabletel, Sr. Note, 0/12.75%, 4/15/2005                                     61,125
                 --------------------------------------------------------------------------------
        50,000   Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority Note, 10.00%,
                 3/15/2005                                                                                 52,625
                 --------------------------------------------------------------------------------
        50,000   TeleWest PLC, 0/11.00%, Sr. Disc. Deb., 10/1/2007                                         29,312
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    275,125
                 --------------------------------------------------------------------------------  --------------
                 CHEMICALS & PLASTICS--0.2%
                 --------------------------------------------------------------------------------
       125,000   Arcadian Partners LP, Sr. Note, Series B, 10.75%, 5/1/2005                               137,500
                 --------------------------------------------------------------------------------
        50,000   (c)Crain Industries, Inc., Sr. Sub. Note, 13.5%, 8/15/2005                                50,875
                 --------------------------------------------------------------------------------
        75,000   G-I Holdings, Sr. Disc. Note, 0%, 10/1/1998                                               56,906
                 --------------------------------------------------------------------------------
        50,000   Harris Chemical, Sr. Secd. Disc. Note, 0/10.25%, 7/15/2001                                46,750
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    292,031
                 --------------------------------------------------------------------------------  --------------
                 CLOTHING & TEXTILES--0.1%
                 --------------------------------------------------------------------------------
       125,000   Westpoint Stevens, Inc., Sr. Sub. Deb., 9.375%, 12/15/2005                               126,875
                 --------------------------------------------------------------------------------  --------------
                 CONGLOMERATES--0.1%
                 --------------------------------------------------------------------------------
        75,000   Sherritt Gordon Ltd., Sr. Note, 9.75%, 4/1/2003                                           78,375
                 --------------------------------------------------------------------------------  --------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
   PRINCIPAL                                                                                          IN U.S.
    AMOUNT                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
BONDS--CONTINUED
-------------------------------------------------------------------------------------------------
                 HIGH YIELD BONDS--CONTINUED
                 --------------------------------------------------------------------------------
                 CONSUMER PRODUCTS--0.1%
                 --------------------------------------------------------------------------------
 $      50,000   (c)Herff Jones, Inc., Sr. Sub. Note, 11.00%, 8/15/2005                            $       52,875
                 --------------------------------------------------------------------------------
        50,000   Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003                           44,250
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                     97,125
                 --------------------------------------------------------------------------------  --------------
                 CONTAINER & GLASS PRODUCTS--0.1%
                 --------------------------------------------------------------------------------
       100,000   Owens Illinois, Inc., Sr. Sub. Note, 9.75%, 8/15/2004                                    104,250
                 --------------------------------------------------------------------------------
        50,000   Portola Packaging Inc., Sr. Note, 10.75%, 10/1/2005                                       51,625
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    155,875
                 --------------------------------------------------------------------------------  --------------
                 ECOLOGICAL SERVICES & EQUIPMENT--0.1%
                 --------------------------------------------------------------------------------
        50,000   Mid-American Waste Systems, Inc., Sr. Sub. Note, 12.25%,
                 2/15/2003                                                                                 48,500
                 --------------------------------------------------------------------------------  --------------
                 FOOD & DRUG RETAILERS--0.1%
                 --------------------------------------------------------------------------------
        50,000   Pathmark Stores, Inc., Sr. Sub. Note, 9.625%, 5/1/2003                                    46,813
                 --------------------------------------------------------------------------------
        50,000   Ralph's Grocery Co., Sr. Note, 10.45%, 6/15/2004                                          49,375
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                     96,188
                 --------------------------------------------------------------------------------  --------------
                 FOOD PRODUCTS--0.1%
                 --------------------------------------------------------------------------------
        50,000   Curtice-Burns Foods, Inc., Sr. Sub. Note, 12.25%, 2/1/2005                                51,500
                 --------------------------------------------------------------------------------
        50,000   Specialty Foods Corp., Sr. Note, 11.125%, 10/1/2002                                       47,500
                 --------------------------------------------------------------------------------
        25,000   (c)Van de Kamp's Inc., Sr. Sub. Note, 12.00%, 9/15/2005                                   25,812
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    124,812
                 --------------------------------------------------------------------------------  --------------
                 FOOD SERVICES--0.1%
                 --------------------------------------------------------------------------------
       125,000   Flagstar Corp., Sr. Note, 10.875%, 12/1/2002                                             114,375
                 --------------------------------------------------------------------------------  --------------
                 FOREST PRODUCTS--0.1%
                 --------------------------------------------------------------------------------
        50,000   Repap New Brunswick, 2nd Priority Sr. Secd. Note, 10.625%,
                 4/15/2005                                                                                 49,687
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
   PRINCIPAL                                                                                          IN U.S.
    AMOUNT                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
BONDS--CONTINUED
-------------------------------------------------------------------------------------------------
                 HIGH YIELD BONDS--CONTINUED
                 --------------------------------------------------------------------------------
                 FOREST PRODUCTS--CONTINUED
                 --------------------------------------------------------------------------------
 $      50,000   Stone Container Corp., Sr. Note, 9.875%, 2/1/2001                                 $       48,687
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                     98,374
                 --------------------------------------------------------------------------------  --------------
                 HEALTHCARE--0.0%
                 --------------------------------------------------------------------------------
        50,000   Tenet Healthcare, Sr. Sub. Note, 10.125%, 3/1/2005                                        54,437
                 --------------------------------------------------------------------------------  --------------
                 HOME PRODUCTS & FURNISHINGS--0.1%
                 --------------------------------------------------------------------------------
        50,000   Triangle Pacific Corp., Sr. Note, 10.5%, 8/1/2003                                         52,500
                 --------------------------------------------------------------------------------  --------------
                 LEISURE & ENTERTAINMENT--0.1%
                 --------------------------------------------------------------------------------
        50,000   Alliance Entertainment , Sr. Sub. Note, 11.25%, 7/15/2005                                 50,000
                 --------------------------------------------------------------------------------
       100,000   (c)Six Flags Theme Parks, Sr. Sub. Disc. Note, 12.25%, 6/15/2005                          78,250
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    128,250
                 --------------------------------------------------------------------------------  --------------
                 MACHINERY & EQUIPMENT--0.1%
                 --------------------------------------------------------------------------------
        50,000   Primeco Inc., Sr. Sub. Note, 12.75%, 3/1/2005                                             52,125
                 --------------------------------------------------------------------------------
        50,000   Waters Corp., Sr. Sub. Note, 12.75%, 9/30/2004                                            55,250
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    107,375
                 --------------------------------------------------------------------------------  --------------
                 OIL & GAS--0.1%
                 --------------------------------------------------------------------------------
        50,000   Falcon Drilling Company, Sr. Note, 9.75%, 1/15/2001                                       50,750
                 --------------------------------------------------------------------------------
        50,000   United Meridian Corp., Sr. Sub. Note, 10.375%, 10/15/2005                                 51,125
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    101,875
                 --------------------------------------------------------------------------------  --------------
                 RETAILERS--0.1%
                 --------------------------------------------------------------------------------
       125,000   Brylane Capital Corp., Sr. Sub. Note, 10.00%, 9/1/2003                                   109,375
                 --------------------------------------------------------------------------------  --------------
                 SERVICES--0.0%
                 --------------------------------------------------------------------------------
        25,000   (c)Coinmach Corp., Sr. Note, 11.75%, 11/15/2005                                           25,312
                 --------------------------------------------------------------------------------  --------------
                 STEEL--0.0%
                 --------------------------------------------------------------------------------
        50,000   GS Technologies Operating Co., Inc., Sr. Note, 12.00%, 9/1/2004                           49,500
                 --------------------------------------------------------------------------------  --------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
   PRINCIPAL                                                                                          IN U.S.
    AMOUNT                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
BONDS--CONTINUED
-------------------------------------------------------------------------------------------------
                 HIGH YIELD BONDS--CONTINUED
                 --------------------------------------------------------------------------------
                 SURFACE TRANSPORTATION--0.0%
                 --------------------------------------------------------------------------------
 $      50,000   Gearbulk Holding Limited, Sr. Note, 11.25%, 12/1/2004                             $       53,125
                 --------------------------------------------------------------------------------  --------------
                 TELECOMMUNICATIONS & CELLULAR--0.2%
                 --------------------------------------------------------------------------------
        50,000   (c)IXC Communications, Inc., Sr. Note, 12.50%, 10/1/2005                                  52,375
                 --------------------------------------------------------------------------------
        50,000   MetroCall Inc., Sr. Sub. Note, 10.375%, 10/1/2007                                         51,750
                 --------------------------------------------------------------------------------
        25,000   MobileMedia Communication, Sr. Sub. Note, 9.375%, 11/1/2007                               25,312
                 --------------------------------------------------------------------------------
        75,000   Nextel Communications, Inc., Sr. Disc. Note, 0/11.50%, 9/1/2003                           45,206
                 --------------------------------------------------------------------------------
        50,000   Paging Network, Sr. Sub. Note, 10.125%, 8/1/2007                                          53,375
                 --------------------------------------------------------------------------------
        75,000   Panamsat, L.P., Sr. Sub. Disc. Note, 8/1/2003                                             61,125
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    289,143
                 --------------------------------------------------------------------------------  --------------
                 UTILITIES--0.1%
                 --------------------------------------------------------------------------------
        75,000   California Energy Co., Sr. Disc. Note, 1/15/2004                                          69,750
                 --------------------------------------------------------------------------------  --------------
                 TOTAL HIGH YIELD BONDS                                                                 3,082,641
                 --------------------------------------------------------------------------------  --------------
    FOREIGN
   CURRENCY
  PAR AMOUNT
---------------  --------------------------------------------------------------------------------
                 FOREIGN BONDS--5.1%
                 --------------------------------------------------------------------------------
                 AUSTRALIAN DOLLAR--0.1%
                 --------------------------------------------------------------------------------
       150,000   State Bank of New South Wales, 12.25%, 2/26/2001                                         129,972
                 --------------------------------------------------------------------------------  --------------
                 BELGIAN FRANC--0.3%
                 --------------------------------------------------------------------------------
     3,200,000   Belgian Gov't., Foreign Gov't. Guarantee, 10.00%, 4/5/1996                               109,906
                 --------------------------------------------------------------------------------
     6,000,000   Belgium Kingdom, 7.75%, 10/15/2004                                                       215,661
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    325,567
                 --------------------------------------------------------------------------------  --------------
                 CANADIAN DOLLAR--0.2%
                 --------------------------------------------------------------------------------
       375,000   Ontario Hydro, 9.00%, 6/24/2002                                                          300,856
                 --------------------------------------------------------------------------------  --------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

    FOREIGN                                                                                            VALUE
   CURRENCY                                                                                           IN U.S.
  PAR AMOUNT                                                                                          DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
BONDS--CONTINUED
-------------------------------------------------------------------------------------------------
                 FOREIGN BONDS--CONTINUED
                 --------------------------------------------------------------------------------
                 DENMARK KRONE--0.2%
                 --------------------------------------------------------------------------------
     1,200,000   Denmark, 8.00%, 5/15/2003                                                         $      225,369
                 --------------------------------------------------------------------------------  --------------
                 FRENCH FRANC--0.6%
                 --------------------------------------------------------------------------------
     1,400,000   KFW International Finance, 7.00%, 5/12/2000                                              289,124
                 --------------------------------------------------------------------------------
     2,350,000   France O.A.T., 8.50%, 11/25/2002                                                         519,303
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    808,427
                 --------------------------------------------------------------------------------  --------------
                 DEUTSCHE MARK--0.8%
                 --------------------------------------------------------------------------------
       300,000   Bundesobligationen, Deb., 7.25%, 10/20/1997                                              219,311
                 --------------------------------------------------------------------------------
     1,100,000   Treuhandanstalt, 7.75%, 10/1/2002                                                        840,725
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                  1,060,036
                 --------------------------------------------------------------------------------  --------------
                 ITALIAN LIRA--0.4%
                 --------------------------------------------------------------------------------
   850,000,000   Buoni Poliennali Del Tes, 9.50%, 1/1/2005                                                479,914
                 --------------------------------------------------------------------------------  --------------
                 JAPANESE YEN--1.3%
                 --------------------------------------------------------------------------------
    65,000,000   Export-Import Bank Japan, 4.375%, 10/1/2003                                              716,277
                 --------------------------------------------------------------------------------
    42,000,000   Interamerican Development, Deb., 7.25%, 5/15/2000                                        512,358
                 --------------------------------------------------------------------------------
    33,000,000   KFW International Finance, 6.00%, 11/29/1999                                             382,703
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                  1,611,338
                 --------------------------------------------------------------------------------  --------------
                 NETHERLAND GUILDER--0.3%
                 --------------------------------------------------------------------------------
       700,000   Netherlands Government, 5.75%, 1/15/2004                                                 426,234
                 --------------------------------------------------------------------------------  --------------
                 SPAINISH PESETA--0.2%
                 --------------------------------------------------------------------------------
    40,000,000   Spanish Government, 10.00%, 2/28/2005                                                    320,830
                 --------------------------------------------------------------------------------  --------------
                 SWEDISH KRONA--0.2%
                 --------------------------------------------------------------------------------
     2,000,000   Sweden, 6.00%, 2/9/2005                                                                  254,479
                 --------------------------------------------------------------------------------  --------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

    FOREIGN                                                                                            VALUE
   CURRENCY                                                                                           IN U.S.
  PAR AMOUNT                                                                                          DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
BONDS--CONTINUED
-------------------------------------------------------------------------------------------------
                 FOREIGN BONDS--CONTINUED
                 --------------------------------------------------------------------------------
                 UNITED KINGDOM POUND--0.5%
                 --------------------------------------------------------------------------------
       365,000   UK Conversion, 9.00%, 3/3/2000                                                    $      601,395
                 --------------------------------------------------------------------------------  --------------
                 TOTAL FOREIGN BONDS                                                                    6,544,417
                 --------------------------------------------------------------------------------  --------------
                 TOTAL BONDS (IDENTIFIED COST $81,308,571)                                             82,890,632
                 --------------------------------------------------------------------------------  --------------
(A)CASH EQUIVALENTS--9.6%
-------------------------------------------------------------------------------------------------
                 TREASURY SECURITIES--3.8%
                 --------------------------------------------------------------------------------
 $   5,000,000   U.S. Treasury Bill, 03/14/1996 (identified cost $4,923,921)                            4,925,200
                 --------------------------------------------------------------------------------  --------------
                 (E)REPURCHASE AGREEMENT--5.8%
                 --------------------------------------------------------------------------------
     7,430,000   J.P. Morgan Securities, Inc., 5.930%, dated 11/30/1995, due 12/1/1995 (at
                 amortized cost)                                                                        7,430,000
                 --------------------------------------------------------------------------------  --------------
                 TOTAL CASH EQUIVALENTS                                                                12,355,200
                 --------------------------------------------------------------------------------  --------------
                 TOTAL INVESTMENTS (IDENTIFIED COST $120,985,908)(F)                               $  126,905,232
                 --------------------------------------------------------------------------------  --------------



 (a) The Fund purchases Index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the Index and minimizing trade costs. The total market value of 13 S&P 500 open Index futures contracts is $3,955,375 at November 30, 1995, which represents 3.1% of net assets. Taking into consideration these open Index futures contracts, the Fund's effective, total exposure to Large Cap Stocks and total stocks is 9.6% and 27.7%, respectively. The fund holds cash equivalents as collateral for the 13 S&P 500 Futures contracts.


 (b) Non-income producing security.


 (c) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At the end of the period, these securities amounted to $994,118 which represents 0.8% of net assets.


 (d) The utility stocks are shown in the asset category in which they were purchased. The Fund's total exposure to utility stocks is 10.7% of net assets.

 (e) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

 (f) The cost of investments for federal tax purposes amounts to $121,050,559. The net unrealized appreciation of investments on a federal tax basis amounts to $5,854,673 which is comprised of $6,230,538 appreciation and $375,865 depreciation at November 30, 1995.


Note: The categories of investments are shown as a percentage of net assets
      ($128,501,918) at November 30, 1995.

The following acronyms are used throughout this portfolio:


ADR--American Depository Receipt

GDR--Global Depository Receipts
GTD--Guaranty
LP--Limited Partnership
PEPS--Participating Equity Preferred Stock
PLC--Public Limited Company
STRYPES--Structured Yield Product Exchangeable for Stock

(See Notes which are an integral part of the Financial Statements)


FEDERATED MANAGED GROWTH AND INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

ASSETS:
---------------------------------------------------------------------------------------------------
Total investments in securities, at value (identified cost $120,985,908, and tax cost $121,050,559)  $ 126,905,232
---------------------------------------------------------------------------------------------------
Cash denominated in foreign currencies (identified cost $80,009)                                            78,939
---------------------------------------------------------------------------------------------------
Income receivable                                                                                        1,621,160
---------------------------------------------------------------------------------------------------
Receivable for investments sold                                                                             99,908
---------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                 465,183
---------------------------------------------------------------------------------------------------
Receivable for foreign currency sold                                                                        58,543
---------------------------------------------------------------------------------------------------
Deferred expenses                                                                                           40,709
---------------------------------------------------------------------------------------------------  -------------
    Total assets                                                                                       129,269,674
---------------------------------------------------------------------------------------------------
LIABILITIES:
---------------------------------------------------------------------------------------------------
Payable for investments purchased                                                         $ 352,976
----------------------------------------------------------------------------------------
Payable for shares redeemed                                                                   1,199
----------------------------------------------------------------------------------------
Payable to Bank                                                                             259,767
----------------------------------------------------------------------------------------
Payable for taxes withheld                                                                    3,049
----------------------------------------------------------------------------------------
Payable for daily variation margin                                                            5,050
----------------------------------------------------------------------------------------
Payable for foreign currency purchased                                                       58,543
----------------------------------------------------------------------------------------
Accrued expenses                                                                             87,172
----------------------------------------------------------------------------------------  ---------
    Total liabilities                                                                                      767,756
---------------------------------------------------------------------------------------------------  -------------
Net Assets for 11,537,539 shares outstanding                                                         $ 128,501,918
---------------------------------------------------------------------------------------------------  -------------
NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------
Paid in capital                                                                                      $ 119,471,067
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, translation of assets and
liabilities in foreign currency, and futures contracts                                                   6,130,173
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments, foreign currency transactions,
and futures contracts                                                                                    1,612,126
---------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                      1,288,552
---------------------------------------------------------------------------------------------------  -------------
    Total Net Assets                                                                                 $ 128,501,918
---------------------------------------------------------------------------------------------------  -------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
---------------------------------------------------------------------------------------------------
Institutional Shares $103,714,993 / 9,308,790 shares outstanding                                            $11.14
---------------------------------------------------------------------------------------------------  -------------
Select Shares $24,786,925 / 2,228,749 shares outstanding                                                    $11.12
---------------------------------------------------------------------------------------------------  -------------


(See Notes which are an integral part of the Financial Statements)

FEDERATED MANAGED GROWTH AND INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
----------------------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $8,032)                                                   $  640,159
----------------------------------------------------------------------------------------------------
Interest (net of foreign taxes withheld of $1,322)                                                     4,300,586
----------------------------------------------------------------------------------------------------  ----------
    Total income                                                                                       4,940,745
----------------------------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------------------------------
Investment advisory fee                                                                    $ 606,491
-----------------------------------------------------------------------------------------
Administrative personnel and services fee                                                    155,000
-----------------------------------------------------------------------------------------
Custodian fees                                                                                96,416
-----------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                      43,257
-----------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                      2,474
-----------------------------------------------------------------------------------------
Auditing fees                                                                                 12,407
-----------------------------------------------------------------------------------------
Legal fees                                                                                     2,550
-----------------------------------------------------------------------------------------
Portfolio accounting fees                                                                     33,646
-----------------------------------------------------------------------------------------
Distribution services fee--Select Shares                                                      82,559
-----------------------------------------------------------------------------------------
Shareholder services fee--Institutional Shares                                               174,647
-----------------------------------------------------------------------------------------
Shareholder services fee--Select Shares                                                       27,520
-----------------------------------------------------------------------------------------
Share registration costs                                                                      41,206
-----------------------------------------------------------------------------------------
Printing and postage                                                                          38,221
-----------------------------------------------------------------------------------------
Insurance premiums                                                                             5,190
-----------------------------------------------------------------------------------------
Taxes                                                                                             48
-----------------------------------------------------------------------------------------
Miscellaneous                                                                                 17,181
-----------------------------------------------------------------------------------------  ---------
    Total expenses                                                                         1,338,813
-----------------------------------------------------------------------------------------
Waivers--
-----------------------------------------------------------------------------------------
Waiver of investment advisory fee                                               $(243,174)
------------------------------------------------------------------------------
Waiver of distribution services fee--Select Shares                                (27,520)
------------------------------------------------------------------------------
Waiver of shareholder services fee--Institutional Shares                         (174,647)
------------------------------------------------------------------------------  ---------
    Total waivers                                                                           (445,341)
-----------------------------------------------------------------------------------------  ---------
        Net expenses                                                                                     893,472
----------------------------------------------------------------------------------------------------  ----------
            Net investment income                                                                      4,047,273
----------------------------------------------------------------------------------------------------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY, AND FUTURES CONTRACTS:
----------------------------------------------------------------------------------------------------
Net realized gain on investments, foreign currency transactions, and futures contracts                 2,155,646
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments, translation of assets and
liabilities in foreign currency, and futures contracts                                                 6,986,534
----------------------------------------------------------------------------------------------------  ----------
    Net realized and unrealized gain on investments, foreign currency, and futures contracts           9,142,180
----------------------------------------------------------------------------------------------------  ----------
        Change in net assets resulting from operations                                               $13,189,453
----------------------------------------------------------------------------------------------------  ----------


(See Notes which are an integral part of the Financial Statements)

FEDERATED MANAGED GROWTH AND INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED      PERIOD ENDED
                                                                                   NOVEMBER 30,     NOVEMBER 30,
                                                                                       1995             1994*
INCREASE (DECREASE) IN NET ASSETS:
--------------------------------------------------------------------------------
OPERATIONS--
--------------------------------------------------------------------------------
Net investment income                                                              $   4,047,273    $   1,036,801
--------------------------------------------------------------------------------
Net realized gain (loss) on investments, foreign currency transactions, and futures contracts ($2,295,469 net gain and $405,899 net loss, respectively,
as computed for federal tax purposes)                                                  2,155,646         (416,902)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of investments, trans-
lation of assets and liabilities in foreign currency, and futures contracts            6,986,534         (856,361)
--------------------------------------------------------------------------------  ---------------  ---------------
    Change in net assets resulting from operations                                    13,189,453         (236,462)
--------------------------------------------------------------------------------  ---------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS--
--------------------------------------------------------------------------------
Distributions from net investment income:
--------------------------------------------------------------------------------
  Institutional Shares                                                                (2,937,306)        (576,693)
--------------------------------------------------------------------------------
  Select Shares                                                                         (373,022)         (35,879)
--------------------------------------------------------------------------------  ---------------  ---------------
    Change in net assets resulting from distributions
    to shareholders                                                                   (3,310,328)        (612,572)
--------------------------------------------------------------------------------  ---------------  ---------------
SHARE TRANSACTIONS--
--------------------------------------------------------------------------------
Proceeds from sale of shares                                                          87,791,342       52,456,535
--------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of distributions
declared                                                                               1,555,355          257,127
--------------------------------------------------------------------------------
Cost of shares redeemed                                                              (18,214,182)      (4,374,350)
--------------------------------------------------------------------------------  ---------------  ---------------
    Change in net assets resulting from share transactions                            71,132,515       48,339,312
--------------------------------------------------------------------------------  ---------------  ---------------
         Change in net assets                                                         81,011,640       47,490,278
--------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------
Beginning of period                                                                   47,490,278         --
--------------------------------------------------------------------------------  ---------------  ---------------
End of period (including undistributed net investment income of $1,288,552 and
$455,224, respectively)                                                            $ 128,501,918    $  47,490,278
--------------------------------------------------------------------------------  ---------------  ---------------


* For the period from January 27, 1994 (start of business) to November 30, 1994.

(See Notes which are an integral part of the Financial Statements)


FEDERATED MANAGED GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

(1) ORGANIZATION


Managed Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four diversified portfolios. The financial statements included herein are only those of Federated Managed Growth and Income Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.


The Fund offers two classes of shares: Institutional Shares (formerly, Institutional Service Shares) and Select Shares. The Institutional Service Shares changed its name to Institutional Shares effective June 30, 1995.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.


     INVESTMENT VALUATIONS--Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Listed equity securities are valued at the last sale price reported on national security exchanges. All other securities are valued at prices provided by an independent pricing service.


     REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal

FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
     Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.


     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency and futures transactions. As a result of these differences, the following required reclassifications have been made to the current year financial statements.

                       INCREASE (DECREASE)
                           ACCUMULATED
                           NET REALIZED      UNDISTRIBUTED NET
    PAID-IN CAPITAL         GAIN/LOSS            INVESTMENT
        $(782)              $(95,601)             $96,383



     Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.


     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DEFERRED EXPENSES--The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized using the straight-line method over a period of five years from the Fund's commencement date.

     CONCENTRATION OF CREDIT RISK--The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.


     At November 30, 1995, the industry diversification of foreign securities was as follows:


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

     INDUSTRY                                % OF NET ASSETS
     Agency                                           1.3
     Automobiles                                      0.1
     Banking                                          0.3
     Beverages & Tobacco                              0.1
     Broadcasting & Publishing                        0.1
     Building Materials & Components                  0.3
     Business & Public Services                       0.3
     Chemicals                                        0.3
     Construction & Housing                           0.1
     Data Processing & Reproduction                   0.1
     Electrical & Electronics                         0.1
     Energy Sources                                   0.1
     Financial Services                               0.1
     Food & Household Products                        0.2
     Forest Products & Paper                          0.1
     Health & Personal Care                           0.2

     INDUSTRY                                % OF NET ASSETS
     INDUSTRIAL COMPONENTS                            0.2
     Insurance                                        0.2
     Leisure & Tourism                                0.1
     Machinery & Engineering                          0.5
     Merchandising                                    0.3
     Metals                                           0.2
     Miscellaneous Materials &
       Commodities                                    0.1
     Multi-Industry                                   0.2
     Real Estate                                      0.1
     Recreation, Other Consumer Goods                 0.1
     Sovereign                                        3.3
     State/Provincial                                 0.1
     Supranational                                    0.4
     Telecommunications                               0.2
     Transportation                                   0.2
     Utilities--Electrical & Gas                      0.1



     FUTURES CONTRACTS--The Fund may purchase and sell futures contracts to accommodate cash flows into and out of the Fund's portfolio and to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Upon entering into a stock futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss.



     Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. For the period ended November 30, 1995, the Fund had realized gains of $515,333 on future contracts.


     At November 30, 1995, the Fund had outstanding futures contracts as set forth below:

FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                 TOTAL                     UNREALIZED
                                                                  FACE                    APPRECIATION
    EXPIRATION DATE          CONTRACTS TO DELIVER/RECEIVE        VALUE       POSITION    (DEPRECIATION)
     December 1995                 10 S&P 500 Index Futures      2,845,050     Long        $   191,200
     March 1996                     3 S&P 500 Index Futures        896,750     Long             22,375
                                                                                        -----------------
     Net Unrealized Appreciation on Futures Contracts                                      $   213,575



     FOREIGN CURRENCY COMMITMENTS--The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At November 30, 1995, the Fund had outstanding foreign currency commitments as set forth below:

                                                                                           UNREALIZED
                                                                                          APPRECIATION
       SETTLEMENT DATE            CONTRACTS TO DELIVER/RECEIVE       IN EXCHANGE FOR     (DEPRECIATION)
     Contracts Purchased
          12/1/95                     2,834 Argentine Peso               $ 2,835                0
          12/5/95                    36,541 Pound Sterling               $55,708              $235


     FOREIGN CURRENCY TRANSLATION--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.


     Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

     DOLLAR ROLL TRANSACTIONS--The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

     Additional information on each restricted security held at November 30, 1995 is as follows:

                    SECURITY                        ACQUISITION DATE(S)      ACQUISITION COST
     Westinghouse Electric Corp., PEPS                9/27/95-9/28/95           $   169,275
     Bayer Corp., Deb.                                    11/9/95                   204,630
     Freeport Terminal (Malta), Gtd. Global Note          6/16/94                   284,100
     Crain Industries, Inc., Sr. Sub. Note                9/22/95                    51,375
     Herff Jones, Inc., Sr. Sub. Note                     9/14/95                    51,750
     Van de Kamp's Inc., Sr. Sub. Note                    9/14/95                    25,000
     Six Flags Theme Parks, Sr. Sub. Disc. Note           7/17/95                    77,798
     Coinmach Corp., Sr. Note                            11/14/95                    25,000
     IXC Communications, Sr. Sub. Note                    9/25/95                    48,633


     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                  YEAR ENDED                 PERIOD ENDED
                                                               NOVEMBER 30, 1995          NOVEMBER 30, 1994*
INSTITUTIONAL SHARES                                        SHARES         AMOUNT        SHARES       AMOUNT
--------------------------------------------------------  -----------  --------------  ----------  -------------
Shares sold                                                 6,226,565  $   65,821,031   4,831,900  $  48,424,276
--------------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                        122,850       1,277,967      23,521        236,142
--------------------------------------------------------
Shares redeemed                                            (1,487,709)    (15,675,825)   (408,337)    (4,090,253)
--------------------------------------------------------  -----------  --------------  ----------  -------------
Net change resulting from Institutional share
transactions                                                4,861,706  $   51,423,173   4,447,084  $  44,570,165
--------------------------------------------------------  -----------  --------------  ----------  -------------


*For the period from January 27, 1994 (start of business) to November 30, 1994.

                                                                  YEAR ENDED                 PERIOD ENDED
                                                               NOVEMBER 30, 1995          NOVEMBER 30, 1994*
 SELECT SHARES                                              SHARES         AMOUNT        SHARES       AMOUNT
--------------------------------------------------------  -----------  --------------  ----------  -------------
 Shares sold                                                2,065,372  $   21,970,311     402,183  $   4,032,259
--------------------------------------------------------
 Shares issued to shareholders in payment
 of distributions declared                                     26,322         277,388       2,090         20,985
--------------------------------------------------------
 Shares redeemed                                             (238,977)     (2,538,357)    (28,241)      (284,097)
--------------------------------------------------------  -----------  --------------  ----------  -------------
 Net change resulting from select share transactions        1,852,717  $   19,709,342     376,032  $   3,769,147
--------------------------------------------------------  -----------  --------------  ----------  -------------
 Net change resulting from share transactions               6,714,423  $   71,132,515   4,823,116  $  48,339,312
--------------------------------------------------------  -----------  --------------  ----------  -------------


 *For the period from January 27, 1994 (start of business) to November 30, 1994.

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Management, the Fund's investment adviser, (the "Adviser"), receives for its services an annual investment advisory fee equal to .75 of 1% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Under the terms of a sub-advisory agreement between the Adviser and Federated Global Research Corp., Federated Global Research Corp. receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. This fee is based

FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Select Shares. The Plan provides that the Fund may incur distribution expenses up to .75 of 1% of average daily net assets of the Select Shares annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.


SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to .25 of 1% of average daily net assets of the Fund for the period. This fee is to obtain certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion. For the fiscal year ended November 30, 1995, Institutional Shares fully waived its shareholder serivces fee.



TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES--Federated Services Company ("FServ") serves as transfer and dividend disbursing agent for the Fund. This fee is based on the size, type, and number of accounts and transactions made by shareholders.



PORTFOLIO ACCOUNTING FEES--FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.



ORGANIZATIONAL EXPENSES--Organizational and start-up administrative service expenses of $47,500 and $39,068, respectively, were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational and start-up administrative expenses during the five year period following effective date. For the period ended November 30, 1995, the Fund paid $7,576 and $4,992, respectively, pursuant to this agreement.


GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1995, were as follows:

PURCHASES                                                                                           $  184,101,015
--------------------------------------------------------------------------------------------------  --------------
SALES                                                                                               $  118,699,390
--------------------------------------------------------------------------------------------------  --------------



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------



To the Shareholders and Board of Trustees of MANAGED SERIES TRUST
(Federated Managed Growth and Income Fund):



We have audited the accompanying statement of assets and liabilities of Federated Managed Growth and Income Fund (an investment portfolio of Managed Series Trust, a Massachusetts business trust), including the schedule of portfolio of investments, as of November 30, 1995, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights (see pages 2 and 27 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Managed Growth and Income Fund (an investment portfolio of Managed Series Trust) as of November 30, 1995, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.


                                                             ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania
January 18, 1996



APPENDIX
--------------------------------------------------------------------------------

STANDARD AND POOR'S RATINGS GROUP LONG-TERM DEBT RATINGS

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC--Debt rated CCC has currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI--The rating CI is reserved for income bonds on which no interest is being paid.

D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICE, INC., LONG-TERM DEBT RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

NR--NR indicates that Fitch does not rate the specific issue.

PLUS (+) OR MINUS (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.


ADDRESSES
--------------------------------------------------------------------------------

Federated Managed Growth and Income Fund
                    Institutional Shares                                   Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------

Distributor
                    Federated Securities Corp.                             Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------

Investment Adviser
                    Federated Management                                   Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------

Sub-Adviser
                    Federated Global Research                              175 Water Street
                    Corp.                                                  New York, New York 10038-4965
---------------------------------------------------------------------------------------------------------------------

Custodian
                    State Street Bank and                                  P.O. Box 8600
                    Trust Company                                          Boston, Massachusetts 02266-8600
---------------------------------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent
                    Federated Services Company                             P.O. Box 8600
                                                                           Boston, Massachusetts 02266-8600
---------------------------------------------------------------------------------------------------------------------

Independent Public Accountants
                    Arthur Andersen LLP                                    2100 One PPG Place
                                                                           Pittsburgh, Pennsylvania 15222
---------------------------------------------------------------------------------------------------------------------



FEDERATED MANAGED
GROWTH AND INCOME FUND
INSTITUTIONAL SHARES

PROSPECTUS

A Diversified Portfolio
of Managed Series Trust,
an Open-End Management
Investment Company

Prospectus dated January 31, 1996

[LOGO]  FEDERATED SECURITIES CORP.
        ---------------------------------------------
        Distributor
        A subsidiary of FEDERATED INVESTORS

        FEDERATED INVESTORS TOWER
        PITTSBURGH, PA 15222-3779

        Cusip 56166K305
        3122007A-SS (1/96)

Lifecycle Investing
MANAGED SERIES TRUST
From Federated Investors




FEDERATED MANAGED GROWTH AND INCOME FUND

[Logo]
Lifecycle Investing
MANAGED SERIES TRUST
From Federated Investors

SELECT
SHARES

Federated Managed
Growth and Income Fund is part of
Managed Series Trust,
a lifecycle investing program from
Federated Investors.

Other funds available
in Managed Series Trust are
Federated Managed Income Fund,
Federated Managed Growth Fund,
and Federated Managed
Aggressive Growth Fund.

[Logo]
FEDERATED SECURITIES CORP.
Distributor
A subsidiary of Federated Investors
[Logo]


FEDERATED MANAGED GROWTH AND INCOME FUND
(A PORTFOLIO OF MANAGED SERIES TRUST)
SELECT SHARES
PROSPECTUS

The Select Shares of Federated Managed Growth and Income Fund (the "Fund") offered by this prospectus represent interests in the Fund, which is a diversified investment portfolio of Managed Series Trust (the "Trust"). The Trust is an open-end management investment company (a mutual fund).

The investment objective of the Fund is to seek current income and capital appreciation. The Fund invests in both bonds and stocks. Select Shares are sold at net asset value.

THE SELECT SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SELECT SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Select Shares of the Fund. Keep this prospectus for future reference.


The Fund has also filed a Statement of Additional Information for Select Shares and Institutional Shares of all portfolios of the Trust dated January 31, 1996, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-235-4669. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated January 31, 1996



TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY OF FUND EXPENSES                                                       1
------------------------------------------------------

FINANCIAL HIGHLIGHTS--SELECT SHARES                                            2
------------------------------------------------------

GENERAL INFORMATION                                                            3
------------------------------------------------------

INVESTMENT INFORMATION                                                         3
------------------------------------------------------
  Investment Objective                                                         3
  Investment Policies                                                          3

  Investment Limitations                                                      15


TRUST INFORMATION                                                             15
------------------------------------------------------
  Management of the Trust                                                     15

  Distribution of Select Shares                                               19
  Administration of the Fund                                                  20
  Brokerage Transactions                                                      20


NET ASSET VALUE                                                               21
------------------------------------------------------

INVESTING IN SELECT SHARES                                                    21
------------------------------------------------------
  Share Purchases                                                             21

  Minimum Investment Required                                                 22

  What Shares Cost                                                            22
  Subaccounting Services                                                      22
  Systematic Investment Program                                               22
  Certificates and Confirmations                                              23
  Dividends                                                                   23
  Capital Gains                                                               23

REDEEMING SELECT SHARES                                                       23
------------------------------------------------------
  Through a Financial Institution                                             23
  Telephone Redemption                                                        23
  Written Requests                                                            24

  Systematic Withdrawal Program                                               24

  Accounts with Low Balances                                                  25

SHAREHOLDER INFORMATION                                                       25
------------------------------------------------------
  Voting Rights                                                               25

TAX INFORMATION                                                               25
------------------------------------------------------
  Federal Income Tax                                                          25
  State and Local Taxes                                                       25

PERFORMANCE INFORMATION                                                       26
------------------------------------------------------

OTHER CLASSES OF SHARES                                                       26
------------------------------------------------------

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES                                    27
------------------------------------------------------

FINANCIAL STATEMENTS                                                          28
------------------------------------------------------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                                      68
------------------------------------------------------

APPENDIX                                                                      69
------------------------------------------------------

ADDRESSES                                                                     72
------------------------------------------------------


SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

                                                          SELECT SHARES
                                                SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)..............................       None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)......................................................................       None
Contingent Deferred Sales Charge (as a percentage of original
  purchase price or redemption proceeds, as applicable)....................................................       None
Redemption Fee (as a percentage of amount redeemed, if applicable).........................................       None
Exchange Fee...............................................................................................       None
                                                    ANNUAL OPERATING EXPENSES
                                             (As a percentage of average net assets)
Management Fee (after waiver) (1)..........................................................................       0.45%
12b-1 Fee (after waiver) (2)...............................................................................       0.50%
Total Other Expenses.......................................................................................       0.80%
     Shareholder Services Fee...................................................................       0.25%
          Total Operating Expenses (3).....................................................................       1.75%


(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75%.

(2) The maximum 12b-1 Fee is 0.75%.

(3) The total operating expenses would have been 2.30% absent the voluntary waivers of portions of the management fee and the 12b-1 fee.


     The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Select Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Select Shares" and "Trust Information". Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE                                                                  1 year     3 years    5 years    10 years
You would pay the following expenses on a $1,000 investment assuming
(1) 5% annual return and (2) redemption at the end of each time
period................................................................     $18        $55        $95        $206


     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


FEDERATED MANAGED GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS--SELECT SHARES
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Reference is made to the Report of Independent Public Accountants on page 68.

                                                                                                   PERIOD ENDED
                                                                                 YEAR ENDED        NOVEMBER 30,
                                                                              NOVEMBER 30, 1995       1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                              $    9.83          $   10.00
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------
  Net investment income                                                                0.37               0.21
----------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments, foreign currency
  transactions, and futures contracts                                                  1.34              (0.25)
----------------------------------------------------------------------------        -------            -------
  Total from investment operations                                                     1.71              (0.04)
----------------------------------------------------------------------------        -------            -------
LESS DISTRIBUTIONS
----------------------------------------------------------------------------
  Distributions from net investment income                                            (0.42)             (0.13)
----------------------------------------------------------------------------        -------            -------
NET ASSET VALUE, END OF PERIOD                                                    $   11.12          $    9.83
----------------------------------------------------------------------------        -------            -------
TOTAL RETURN (B)                                                                      17.76%             (0.40%)
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------
  Expenses                                                                             1.75%              1.64%*
----------------------------------------------------------------------------
  Net investment income                                                                4.37%              4.33%*
----------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                     0.55%              0.84%*
----------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                           $24,787             $3,697
----------------------------------------------------------------------------
  Portfolio turnover rate                                                               157%               132%
----------------------------------------------------------------------------


  * Computed on an annualized basis.

 (a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from January 27, 1994 (start of business) to May 24, 1994, the Fund had no investment activity.


 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.


 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


Further information about the Fund's performance is contained in the Fund's annual report for the year ended November 30, 1995, which can be obtained free of charge.



GENERAL INFORMATION
--------------------------------------------------------------------------------


The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") have established two classes of shares of the Fund, known as Select Shares and Institutional Shares. This prospectus relates only to Select Shares.


Select Shares ("Shares") of the Fund are designed primarily for retail and private banking customers of financial institutions as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of bonds and equities. A minimum initial investment of $1,500 is required.

Shares are currently sold and redeemed at net asset value without a sales charge imposed by the Fund.

INVESTMENT INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek current income and capital appreciation. The Fund will attempt to minimize investment risk by allocating its assets across various stock and bond categories. There can be, of course, no assurance that the Fund will achieve its investment objective. The Fund's investment objective cannot be changed without the approval of shareholders. Unless otherwise noted, the Fund's investment policies may be changed by the Trustees without shareholder approval.

INVESTMENT POLICIES

ASSET ALLOCATION. The Fund will primarily invest in two types of assets: bonds and equities. The Fund's investment approach is based on the conviction that, over time, the choice of investment asset categories and their relative long-term weightings within the portfolio will have the primary impact on its investment performance. Of secondary importance to the Fund's performance are the shifting of money among asset categories and the selection of securities within asset categories. Therefore, the Fund will pursue its investment objective in the following manner: (1) by setting long-term ranges for each asset category; (2) by moving money among asset categories within those defined ranges; and (3) by actively selecting securities within each of the asset categories. The Fund attempts to minimize risk by allocating its assets in such a fashion.

Within each of these types of investments, the Fund has designated asset categories. As a matter of investment policy, ranges have been set for each asset category's portfolio commitment.

The Fund will invest between 50 and 70 percent of its assets in bonds. The bond asset categories are U.S. Treasury securities, mortgage-backed securities, investment-grade corporate bonds, high yield corporate bonds and foreign bonds.

The Fund will invest between 30 and 50 percent of its assets in equities. The equities asset categories are large company stocks, utility stocks, small company stocks, foreign stocks, and equity reserves.

The following is a summary of the asset categories and the amount of the Fund's total assets which may be invested in each asset category:

ASSET CATEGORY                                RANGE
BONDS                                        50-70%
U.S. Treasury Securities                      0-70%
Mortgage-Backed Securities                    0-35%
Investment-Grade Corporate Bonds              0-35%
High Yield Corporate Bonds                   0-7.5%
Foreign Bonds                                0-7.5%
EQUITIES                                     30-50%
Large Company Stocks                          0-50%
Utility Stocks                                0-20%
Small Company Stocks                         0-7.5%
Foreign Stocks                               0-7.5%
Equity Reserves                               0-15%


The Fund's adviser will regularly review the Fund's allocation among the asset categories and make any changes, within the ranges established for each asset category, that it believes will provide the most favorable outlook for achieving the Fund's investment objective. The Fund's adviser will attempt to exploit inefficiencies among the various asset categories. If, for example, foreign stocks are judged to be unusually attractive relative to other asset categories, the allocation for foreign stocks may be moved to its upper limit. At other times, when foreign stocks appear to be overvalued, the commitment may be moved down to a lesser allocation. There is no assurance, however, that the adviser's attempts to pursue this strategy will result in a benefit to the Fund.

Each asset category within the Fund will be a managed portfolio. The Fund will seek superior investment performance through security selection in addition to determining the percentage of its assets to allocate to each of the asset categories.

BOND ASSET CATEGORIES. The portion of the Fund's assets which is invested in bonds ("Bond Assets") will be allocated among the following asset categories within the ranges specified. The prices of fixed income securities fluctuate inversely to the direction of interest rates. The average duration of the Fund's Bond Assets will be not less than three nor more than five years. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with shorter durations generally have less volatile prices than securities of comparable quality with longer durations. The Fund should be expected to maintain a higher average duration during periods of lower expected market volatility, and a lower average duration during periods of higher expected market volatility.

     U.S. TREASURY SECURITIES. U.S. Treasury securities are direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds. The Fund may invest up to 70 percent of its total assets in U.S. Treasury securities. The Fund may invest in other U.S. government securities if, in the judgment of the adviser, other U.S. government securities are more attractive than U.S. Treasury securities.

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an undivided interest in a pool of residential mortgages or may be collateralized by a pool of residential mortgages. Mortgage-backed securities are generally either issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") or other U.S. government agencies or instrumentalities. Mortgage-backed securities may also be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. The Fund may invest up to 35 percent of its total assets in mortgage-backed securities.

     INVESTMENT-GRADE CORPORATE BONDS. Investment-grade corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BBB or higher by a nationally recognized statistical rating organization ("NRSRO"). The Fund may invest up to 35 percent of its total assets in investment-grade corporate bonds. In certain cases, the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the investment-grade bonds described above. Yankee bonds, which are U.S. dollar-denominated bonds issued and traded in the United States by foreign issuers, are treated as investment-grade corporate bonds for purposes of the asset category ranges.

     HIGH YIELD CORPORATE BONDS. High yield corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BB or lower by NRSROs (commonly known as junk bonds). The Fund may invest up to 7.5 percent of its total assets in high yield corporate bonds. There is no minimal acceptable rating for a security to be purchased or held in the Fund's portfolio, and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category. (See "Appendix.") In certain cases the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the high yield bonds described above.

         INVESTMENT RISKS. Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time. As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities.

         Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

     FOREIGN BONDS. Foreign bonds are high-quality debt securities of countries other than the United States. The Fund's portfolio of foreign bonds will be comprised mainly of foreign government, foreign governmental agency or supranational institution bonds. The Fund will also invest in high-quality debt securities issued by corporations in countries other than the United States and subject to the Fund's credit limitations for foreign bonds. The Fund may invest up to 7.5 percent of its total assets in foreign bonds.

EQUITY ASSET CATEGORIES. The portion of the Fund's assets which is invested in equities will be allocated among the following asset categories within the ranges specified:

     LARGE COMPANY STOCKS. Large company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of high-quality companies selected by the Fund's adviser. Ordinarily, these companies will be in the top 25 percent of their industries with regard to revenues and have a market capitalization of $500,000,000 or more. However, other factors, such as a company's product position, market share, current earnings and/or dividend and earnings growth prospects, will be considered by the Fund's adviser and may outweigh revenues. The Fund may invest up to 50 percent of its total assets in large company stocks.

     UTILITY STOCKS. Utility stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of utility companies. The Fund may invest up to 20 percent of its total assets in utility stocks. Common stocks of utilities are generally characterized by higher dividend yields and lower growth rates than common stocks of industrial companies. Under normal market conditions, the higher income stream from utility stocks tends to make them less volatile than stocks of industrial companies.

     SMALL COMPANY STOCKS. Small company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of companies with a market capitalization (market price x number of shares outstanding) below the top 1,000 stocks that comprise the large and mid-range capitalization sector of the United States equity market. These stocks are comparable to, but not limited to, the stocks comprising the Russell 2000 Index, an index of small capitalization stocks. The Fund may invest up to 7.5 percent of its total assets in small company stocks.


         INVESTMENT RISKS. Stocks in the small capitalization sector of the United States equity market have historically been more volatile in price than larger capitalization stocks, such as those included in the Standard & Poor's Ratings Group 500 Index. This is because, among other things, small companies have less certain growth prospects than larger companies; have a lower degree of liquidity in the equity market; and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, the stocks of small companies may, to some degree, fluctuate independently of the stocks of large companies; that is, small company stocks may decline in price as large company stocks rise in price or vice versa.

     FOREIGN STOCKS. Foreign stocks are equity securities of established companies in economically developed countries other than the United States. These securities may be either dollar-denominated or denominated in foreign currencies. American Depository Receipts ("ADRs"), including dollar denominated ADRs which are issued by domestic banks and traded in the United States on exchanges or over-the-counter, are treated as foreign stocks for purposes of the asset category ranges. The Fund may invest up to
     7.5 percent of its total assets in foreign stocks.


     EQUITY RESERVES. When the adviser believes that a temporary defensive position is desirable, the Fund may invest in equity reserves. Equity reserves will be used to adjust the risk level of the equity portion of the Fund in response to market conditions. Equity reserves will consist of U.S. and foreign short-term money market instruments such as commercial paper rated A-1 by Standard and Poor's Ratings Group ("Standard & Poor's"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1 by Fitch Investors Service, Inc. ("Fitch"). The Fund may invest up to 15 percent of its total assets in equity reserves.


ACCEPTABLE INVESTMENTS

     U.S. TREASURY AND OTHER U.S. GOVERNMENT SECURITIES. The U.S. Treasury and other U.S. government securities in which the Fund invests are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Fund may invest are limited to:

       direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and

       obligations issued by U.S. government agencies or instrumentalities, including securities that are supported by the full faith and credit of the U.S. Treasury (such as GNMA certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of an agency or instrumentality (such as FNMA and FHLMC bonds).
     MORTGAGE-BACKED SECURITIES. Mortgaged-backed securities are securities collateralized by residential mortgages. The mortgage-backed securities in which the Fund may invest may be:

       issued by an agency of the U.S. government, typically GNMA, FNMA or FHLMC;

       privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

       privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and

       other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.


         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are bonds issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. Most of the CMOs in which the Fund would invest use the same basic structure:


             Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date; the final class (or Z bond) typically receives the residual income from the underlying investments after payments are made to the other classes.

             The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities.

             The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest maturity security (or B bond). This process continues until all of the classes have been paid off.

             Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. The interest portion of these payments is distributed by the Fund as income and the capital portion is reinvested.

             The Fund will invest only in CMOs which are rated AAA or Aaa by an NRSRO.


         REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations or a segregated pool of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates, and a single class of "residual interests." To qualify as a REMIC, substantially all of the assets of the entity must be in assets directly or indirectly secured principally by real property.


         CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying mortgages. Distributions to holders of mortgage-backed securities include both interest and principal payments. Principal payments represent the amortization of the principal of the underlying mortgages and any prepayments of principal due to prepayment, refinancing, or foreclosure of the underlying mortgages. Although maturities of the underlying mortgage loans may range up to 30 years, amortization and prepayments substantially shorten the effective maturities of mortgage-backed securities. Due to these features, mortgage-backed securities are less effective as a means of "locking in" attractive long-term interest rates than fixed-income securities which pay only a stated amount of interest until maturity, when the entire principal amount is returned. This is caused by the need to reinvest at lower interest rates both distributions of principal generally and significant prepayments which become more likely as mortgage interest rates decline. Since comparatively high interest rates cannot be effectively "locked in," mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other non-callable, fixed-income government securities of comparable stated maturities. However, mortgage-backed securities may experience less pronounced declines in value during periods of rising interest rates.
         In addition, some of the CMOs purchased by the Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or "SMBSs"). Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased by the Fund. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs and a reduction in the amount of payments made to holders of interest-only SMBSs. It is possible that the Fund might not recover its original investment in interest-only SMBSs if there are substantial prepayments on the underlying mortgages. Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities. The Fund's adviser intends to use this characteristic of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Fund's portfolio, while continuing to pursue the Fund's investment objective.

     CORPORATE BONDS. The investment-grade corporate bonds in which the Fund invests are:


       rated within the four highest ratings for corporate bonds by Moody's (Aaa, Aa, A, or Baa), Standard & Poor's (AAA, AA, A, or BBB), or Fitch (AAA, AA, A, or BBB);


       unrated if other long-term debt securities of that issuer are rated, at the time of purchase, Baa or better by Moody's or BBB or better by Standard & Poor's or Fitch; or unrated if determined to be of equivalent quality to one of the foregoing rating categories by the Fund's adviser.

Securities which are rated BBB by Standard & Poor's or Fitch or Baa by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. If a security's rating is reduced below the required minimum after the Fund has purchased it, the Fund is not required to sell the security, but may consider doing so.

The high yield corporate bonds in which the Fund invests are rated Ba or lower by Moody's or BB or lower by Standard & Poor's or Fitch (commonly known as junk bonds). A description of the rating categories is contained in the Appendix to this prospectus.

     EQUITY SECURITIES. Common stocks represent ownership interest in a corporation. Unlike bonds, which are debt securities, common stocks have neither fixed maturity dates nor fixed schedules of promised payments. Utility stocks are common stocks of utility companies, including water companies, companies that produce, transmit, or distribute gas and electric energy and those companies that provide communications facilities, such as telephone and telegraph companies. Foreign stocks are equity securities of foreign issuers.

     FOREIGN SECURITIES. The foreign bonds in which the Fund invests are rated within the four highest ratings for bonds by Moody's (Aaa, Aa, A or Baa) or by Standard & Poor's (AAA, AA, A or BBB) or are unrated if determined to be of equivalent quality by the Fund's adviser.

         INVESTMENT RISKS. Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities apply to securities issued by foreign corporations and sovereign governments. These risks relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, currency fluctuations, withholding taxes on interest, limitations on the use or transfer of Fund assets, political or social instability and adverse diplomatic developments. It may also be more difficult to enforce contractual obligations or obtain court judgments abroad than would be the case in the United States because of differences in the legal systems. If the issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, the Fund may have limited legal recourse in the event of default. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Additional differences exist between investing in foreign and domestic securities. Examples of such differences include: less publicly available information about foreign issuers; credit risks associated with certain foreign governments; the lack of uniform financial accounting standards applicable to foreign issuers; less readily available market quotations on foreign issuers; the likelihood that securities of foreign issuers may be less liquid or more volatile; generally higher foreign brokerage commissions; and unreliable mail service between countries.

     EQUITY RESERVES. The Fund's equity reserves may be cash received from the sale of Fund shares, reserves for temporary defensive purposes or to take advantage of market opportunities.

         REPURCHASE AGREEMENTS. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

     CONVERTIBLE SECURITIES. Convertible securities are fixed-income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The adviser may treat convertible securities as large company stocks, small company stocks, or high yield bonds for purposes of the asset category ranges, depending upon current market conditions, including the relationship of the then-current price to the conversion price. The convertible securities in which the Fund invests may be rated "high yield" or of comparable quality at the time of purchase.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies, but it will not own more than 3 percent of the total outstanding voting stock of any such investment company, invest more than 5 percent of its total assets in any one such investment company, or invest more than 10 percent of its total assets in such other investment companies in general. To the extent that the Fund invests in securities issued by other investment companies, the Fund will indirectly bear its proportionate share of any fees and expenses paid by such companies in addition to the fees and expenses payable directly by the Fund.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. However, the Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15 percent of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.


The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.


LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100 percent of the value of the securities loaned.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

FOREIGN CURRENCY TRANSACTIONS. The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency exchanges may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

     CURRENCY RISKS. To the extent that debt securities purchased by the Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated and are maintained until the contract has been settled. The Fund will not enter into a forward contract with a term of more than one year.

The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served. The Fund will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the Fund's assets denominated in that currency. The Fund will not invest more than 21% of its total assets in forward foreign currency exchange contracts.

OPTIONS. The Fund may deal in options on foreign currencies, foreign currency futures, securities, and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. The Fund will use options only to manage interest rate and currency risks. The Fund may write covered call options to generate income. The Fund may write covered call options and secured put options on up to 25 percent of its net assets and may purchase put and call options provided that no more than 5 percent of the fair market value of its net assets may be invested in premiums on such options.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying currency, security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying currency, security or other asset at the exercise price during the option period. The writer of a covered call owns assets that are acceptable for escrow, and the writer of a secured put invests an amount not less than the exercise price in eligible assets to the extent that it is obligated as a writer. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset at a disadvantageous price.

Over-the-counter options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options, which may not be continuously liquid, are available for a greater variety of assets and with a wider range of expiration dates and exercise prices, than are exchange traded options.

FUTURES AND OPTIONS ON FUTURES. The Fund may purchase and sell futures contracts to accommodate cash flows into and out of the Fund's portfolio and to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Interest rate futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract, and the buyer agrees to take delivery of the instrument at the specified future time.

Stock index futures contracts are based on indexes that reflect the market value of common stock of the firms included in the indexes. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The Fund may utilize stock index futures to handle cash flows into and out of the Fund and to potentially reduce transactional costs.

The Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect its portfolio securities against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5 percent of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts are unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security or will make deposits to collateralize the position as discussed above.

     RISKS. When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option.

     It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

PORTFOLIO TURNOVER. Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The Fund's rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover involves correspondingly greater transaction expenses which must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them. (Further information is contained in the Fund's Statement of Additional Information within the sections "Brokerage Transactions" and "Tax Status"). Nevertheless, transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the Fund's adviser deems it appropriate to make changes in the Fund's portfolio.


INVESTMENT LIMITATIONS

The Fund will not:

       borrow money directly or through reverse repurchase agreements or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15 percent of the value of those assets to secure such borrowings;

       lend any securities except for portfolio securities; or underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations.

The above investment limitations cannot be changed without shareholder approval.

TRUST INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.


INVESTMENT ADVISER. Except as noted below with regard to the sub-adviser, investment decisions for the Fund are made by Federated Management, the Fund's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.



     ADVISORY FEES. The Fund's Adviser receives an annual investment advisory fee equal to.75 of 1% of the Fund's average daily net assets. The fee paid by the Fund, while higher than the advisory fee paid by other mutual funds in general, is comparable to fees paid by other mutual funds with similar objectives and policies. Under the advisory contract, which provides for voluntary reimbursement of expenses by the Adviser, the Adviser may voluntarily waive some or all of its fee. This does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities. The Adviser has also undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states.



     ADVISER'S BACKGROUND. Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940.



SUB-ADVISER. Under the terms of the Sub-Advisory Agreement between the Adviser and Federated Global Research Corp. (the "Sub-Adviser"), the Sub-Adviser will provide the Adviser such investment advice, statistical and other factual information as may, from time to time, be reasonably requested by the Adviser.



     SUB-ADVISORY FEES. For its services under the Sub-Advisory Agreement, the Sub-Adviser receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

     SUB-ADVISER'S BACKGROUND. Federated Global Research Corp., incorporated in Delaware on May 12, 1995, is a registered investment adviser under the Investment Advisers Act of 1940. Prior to September 1995, the Sub-Adviser had not served as an investment adviser to mutual funds.


The Adviser and Sub-Adviser are subsidiaries of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


Federated Management, Federated Global Research Corp. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $80 billion invested across more than 250 funds under management and/or administration by its subsidiaries, as of December 31, 1995, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,800 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.



The Trust, the Adviser, and the Sub-Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Board of Trustees and could result in severe penalties.



     PORTFOLIO MANAGERS' BACKGROUNDS. Charles A. Ritter is the portfolio manager for the Fund and performs the overall allocation of the assets of the Fund among the various asset categories. He has performed these duties since the Fund's inception. In allocating the Fund's assets, Mr. Ritter evaluates the market environment and economic outlook, utilizing the services of the Adviser's economist and strategist. Mr. Ritter joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser since 1992. From 1988 until 1991, Mr. Ritter acted as an Assistant Vice President. Mr. Ritter is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Chicago and his M.S. in Economics from Carnegie Mellon University.



     The portfolio managers for each of the individual asset categories are as follows:



     Peter R. Anderson and Aash Shah are portfolio managers for the domestic large company stocks asset category. Mr. Anderson has performed this duty since the Fund's inception. Mr. Shah assumed his responsibilities in December 1995. Mr. Anderson joined Federated Investors in 1972 and is presently a Senior Vice President of the Fund's Adviser. Mr. Anderson is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Wisconsin. Mr. Shah joined Federated Investors in 1993 as an Investment Analyst and has been an Assistant Vice President of the Fund's Adviser since 1995. Mr. Shah was employed at Westinghouse Credit Corp. from 1990 to 1993 as an Investment Analyst. Mr. Shah received his M.S.I.A. from Carnegie Mellon University with a concentration in finance and accounting. Mr. Shah is a Chartered Financial Analyst.



     James Grefenstette is the portfolio manager for the domestic small company stocks asset category. He has served in this capacity since August 1994. Mr. Grefenstette joined Federated Investors in 1992 and has been an Assistant Vice President of the Fund's Adviser since 1994. From 1992 until 1994, Mr. Grefenstette acted as an investment analyst. Mr. Grefenstette was a credit analyst at Westinghouse Credit Corp. from 1990 until 1992. Mr. Grefenstette received his M.S.I.A. from Carnegie Mellon University.



     Christopher H. Wiles is the portfolio manager for the utility stocks asset category of all the portfolios of Managed Series Trust except for Federated Managed Aggressive Growth Fund, and has been one of the Fund's portfolio managers since its inception. Mr. Wiles joined Federated Investors in 1990 and has been a Vice President of the Fund's Adviser since 1992. Mr. Wiles served as Assistant Vice President of the Fund's Adviser from 1990 until 1992. Mr. Wiles is a Chartered Financial Analyst and received his M.B.A. in Finance from Cleveland State University.



     Henry Frantzen, Drew Collins, Mark Kopinski, Frank Semack, and Alexandre de Bethmann are portfolio managers for the foreign stocks asset category.



     Henry A. Frantzen has been a portfolio manager of the Fund since November 1995. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of the Fund's Sub-Adviser. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 to 1995. He was the Executive Vice President and Director of Equities at Oppenheimer Management Corporation from 1989 to 1991. Mr. Frantzen received his B.S. in finance and marketing from the University of North Dakota.



     Drew J. Collins has been a portfolio manager of the Fund since November 1995. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's Sub-Adviser. Mr. Collins served as a Vice President/Portfolio Manager of international equity portfolios at Arnhold and S. Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/ Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the University of Pennsylvania.



     Mark S. Kopinski has been a portfolio manager of the Fund since November 1995. Mr. Kopinski joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. Kopinski served as Vice President/Portfolio Manager of international equity funds at Twentieth Century Mutual Funds from 1990 to 1995. Mr. Kopinski received his M.B.A. in Asian Studies from the University of Illinois.


     Frank Semack has been a portfolio manager of the Fund since November 1995. Mr. Semack joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. Semack served as an Investment Analyst at Omega Advisers, Inc. from 1993 to 1994. He served as an Associate Director/Portfolio Manager of Wardley Investment Services, Ltd. from 1987 to 1993. Mr. Semack received his M.Sc. in economics from the London School of Economics.



     Alexandre de Bethmann has been a portfolio manager of the Fund since November 1995. Mr. de Bethmann joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. de Bethmann served as Assistant Vice President/Portfolio Manager for Japanese and Korean equities at the College Retirement Equities Fund from 1994 to 1995. He served as an International Equities Analyst and then as an Assistant Portfolio Manager at the College Retirement Equities Fund between 1987 and 1994. Mr. de Bethmann received his M.B.A. in Finance from Duke University.



     Henry Frantzen, Drew Collins, and Robert Kowit are portfolio managers for the foreign bonds asset category. They have performed these duties since November 1995.


     Robert M. Kowit joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. Kowit served as a Managing Partner of Copernicus Global Asset Management from January 1995 through October 1995. From 1990 to 1994, he served as Senior Vice President of International Fixed Income and Foreign Exchange for John Hancock Advisers. Mr. Kowit received his M.B.A. from Iona College with a concentration in finance.

     Susan M. Nason and Joseph M. Balestrino are portfolio managers for the U.S. Treasury securities asset category. Ms. Nason has performed this duty since the Fund's inception. Mr. Balestrino assumed his responsibilities on March 1, 1995. Ms. Nason joined Federated Investors in 1987 and has been a Vice President of the Fund's Adviser since 1993. Ms. Nason served as an Assistant Vice President of the Adviser from 1990 until 1992. Ms. Nason is a Chartered Financial Analyst and received her M.S.I.A. in Finance from Carnegie Mellon University. Mr. Balestrino joined Federated Investors in 1986 and has been Vice President of the Fund's Adviser since 1995. Mr. Balestrino served as an Assistant Vice President from 1991 until 1995, and as an investment analyst of the Adviser from 1989 until 1991. Mr. Balestrino is a Chartered Financial Analyst and received his M.A. in Urban and Regional Planning from the University of Pittsburgh.

     Thomas M. Franks is the portfolio manager for the equity reserves asset category. He has performed these duties since the Fund's inception. Mr. Franks joined Federated Investors in 1985 and has been a Vice President of the Fund's Adviser since 1990. Mr. Franks is a Chartered Financial Analyst and received his M.S.I.A. in Business Administration from Carnegie Mellon University.

     Kathleen M. Foody-Malus and James D. Roberge are portfolio managers for the mortgage-backed securities asset category. Ms. Foody-Malus has performed this duty since the Fund's inception. Mr. Roberge assumed his responsibilities on March 1, 1995. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser since 1993. Ms. Foody-Malus served as an Assistant Vice President of the Adviser from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh. Mr. Roberge joined Federated Investors in 1990 and has been a Vice President of the Fund's Adviser since October, 1994. Prior to this, Mr. Roberge served as an Assistant Vice President of the Fund's Adviser. From 1990 until 1992, Mr. Roberge acted as an investment analyst. Mr. Roberge is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pennsylvania.

     Joseph M. Balestrino and Susan M. Nason are portfolio managers for the investment-grade corporate bonds asset category. They have performed these duties since the Fund's inception.


     Mark E. Durbiano is the portfolio manager for the high yield corporate bonds asset category. He has performed these duties since the Fund's inception. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of the Fund's Adviser since January 1996. Mr. Durbiano was a Vice President of the Fund's Adviser from 1988 through 1995. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.


DISTRIBUTION OF SELECT SHARES

Federated Securities Corp. is the principal distributor for Shares. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.


DISTRIBUTION PLAN AND SHAREHOLDER SERVICES. Under a distribution plan adopted in accordance with Investment Company Act Rule 12b-1 (the "Distribution Plan"), the distributor may be paid a fee in an amount computed at an annual rate of .75 of 1% of the average daily net assets of Select Shares to finance any activity which is principally intended to result in the sale of Shares subject to the Distribution Plan. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers.



The Distribution Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay separately for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from payments made by the Fund under the Distribution Plan.



In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to .25 of 1% of the average daily net asset value of the Select Shares to obtain certain personal services for shareholders and for the maintenance of shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. In addition to receiving the payments under the Distribution Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Adviser or its affiliates.


ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Administrative Services provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors ("Federated Funds") as specified below:

        MAXIMUM                   AVERAGE AGGREGATE DAILY
  ADMINISTRATIVE FEE         NET ASSETS OF THE FEDERATED FUNDS
      .15 of 1%               on the first $250 million
      .125 of 1%              on the next $250 million
      .10 of 1%               on the next $250 million
      .075 of 1%              on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Administrative Services may choose voluntarily to waive a portion of its fee.

BROKERAGE TRANSACTIONS


When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.


NET ASSET VALUE
--------------------------------------------------------------------------------

The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by adding the interest of the Shares in the market value of all securities and other assets of the Fund, subtracting the interest of the Shares in the liabilities of the Fund and those attributable to Shares, and dividing the remainder by the total number of Shares outstanding. The net asset value for Institutional Shares may exceed that of Select Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

INVESTING IN SELECT SHARES
--------------------------------------------------------------------------------

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open for business. Shares may be purchased through a financial institution which has a sales agreement with the distributor or by wire or mail.

To purchase Shares, open an account by calling Federated Securities Corp. Information needed to establish an account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

THROUGH A FINANCIAL INSTITUTION. An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.


BY WIRE. To purchase Shares by Federal Reserve wire, call the Fund before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows: Federated Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated Managed Growth and Income Fund--Select Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Wire Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.



BY MAIL. To purchase Shares by mail, send a check made payable to Federated Managed Growth and Income Fund--Select Shares to: Federated Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received when payment by check is converted by State Street Bank into federal funds. This is normally the next business day after State Street Bank receives the check.


MINIMUM INVESTMENT REQUIRED

The minimum initial investment in Shares is $1,500. Accounts established through a non-affiliated bank or broker may be subject to a smaller minimum investment.

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Shares through a non-affiliated bank or broker may be charged an additional service fee by that bank or broker.


The net asset value is determined as of the close of trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange, Monday through Friday, except on:
(i) days on which there are not sufficient changes in the value of the Fund's portfolio securities such that its net asset value might be materially affected;
(ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


SUBACCOUNTING SERVICES


Institutions are encouraged to open single master accounts. However, certain institutions may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Institutions holding Shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided which may be related to the ownership of Shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed. State securities laws may require certain financial institutions such as depository institutions to register as dealers.


SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Shares at the net asset value next determined after an order is received by the Fund. A shareholder may apply for participation in this program through Federated Securities Corp.
CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested by contacting the Fund.

Detailed confirmations of each purchase or redemption are sent to each shareholder. Quarterly confirmations are sent to report dividends paid during the quarter.

DIVIDENDS

Dividends are declared and paid quarterly to all shareholders invested in the Fund on the record date. Unless shareholders request cash payments by writing the Fund, dividends are automatically reinvested in additional Shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge.

CAPITAL GAINS

Capital gains realized by the Fund, if any, will be distributed at least once every 12 months.

REDEEMING SELECT SHARES
--------------------------------------------------------------------------------

The Fund redeems Shares at their net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made through a financial institution, by telephone request or by written request.

THROUGH A FINANCIAL INSTITUTION

A shareholder may redeem Shares by calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. The financial institution may charge customary fees and commissions for this service.

TELEPHONE REDEMPTION


Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern time). All proceeds will normally be wire transferred the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If at any time, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.


An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests", should be considered.


WRITTEN REQUESTS


Shares may be redeemed in any amount by mailing a written request to: Federated Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.



SIGNATURES. Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:


       a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation ("FDIC");

       a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange;
       a savings bank or savings and loan association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or

       any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

RECEIVING PAYMENT. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request, provided the Fund or its agents have received payment for Shares from the shareholder.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually use up, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through Federated Securities Corp.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,500. This requirement does not apply, however, if the balance falls below $1,500 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS


Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights except that, in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances.


Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders for this purpose shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote.

TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional Shares.


STATE AND LOCAL TAXES



In the opinion of Houston, Houston & Donnelly, counsel to the Trust, Fund Shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Fund would be subject to such taxes if owned directly by residents of those jurisdictions.


Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
From time to time, the Fund advertises its total return and yield for Shares.

Total return represents the change, over a specified period of time, in the value of an investment in Shares after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Shares is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by Shares over a thirty-day period by the maximum offering price per share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Shares are sold without any sales load or other similar non-recurring charges.


Total return and yield will be calculated separately for Select Shares and Institutional Shares.



From time to time, advertisements for the Fund's Select Shares may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's Select Shares performance to certain indices.


OTHER CLASSES OF SHARES
--------------------------------------------------------------------------------


The Fund also offers another class of shares called Institutional Shares which are sold at net asset value primarily to financial institutions acting in a fiduciary or agency capacity and are subject to a minimum initial investment of $25,000 over a 90-day period.



Institutional Shares are distributed with no 12b-1 Plan but are subject to shareholder services fees.



Institutional Shares and Select Shares are subject to certain of the same expenses. Expense differences, however, between Institutional Shares and Select Shares may affect the performance of each class.



To obtain more information and a prospectus for Institutional Shares, investors may call 1-800-235-4669.



FEDERATED MANAGED GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES
(FORMERLY, INSTITUTIONAL SERVICE SHARES)
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



Reference is made to the Report of Independent Public Accountants on page 68.

                                                                                YEAR ENDED         PERIOD ENDED
                                                                               NOVEMBER 30,        NOVEMBER 30,
                                                                                   1995               1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                             $    9.85           $   10.00
---------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------
  Net investment income                                                               0.50                0.25
---------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments, foreign currency
  transactions, and futures contracts                                                 1.28               (0.25)
---------------------------------------------------------------------------        -------             -------
  Total from investment operations                                                    1.78                0.00
---------------------------------------------------------------------------        -------             -------
LESS DISTRIBUTIONS
---------------------------------------------------------------------------
  Distributions from net investment income                                           (0.49)              (0.15)
---------------------------------------------------------------------------        -------             -------
NET ASSET VALUE, END OF PERIOD                                                   $   11.14           $    9.85
---------------------------------------------------------------------------        -------             -------
TOTAL RETURN (B)                                                                     18.51%               0.02%
---------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------
  Expenses                                                                            1.00%               0.88%*
---------------------------------------------------------------------------
  Net investment income                                                               5.10%               5.07%*
---------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                    0.55%               0.59%*
---------------------------------------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                         $103,715             $43,793
---------------------------------------------------------------------------

  Portfolio turnover                                                                   157%                132%
---------------------------------------------------------------------------


  * Computed on an annualized basis.

 (a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from January 27, 1994 (start of business) to May 24, 1994, the Fund had no investment activity.


 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.


 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


Further information about the Fund's performance is contained in the Fund's annual report for the year ended November 30, 1995, which can be obtained free of charge.



FEDERATED MANAGED GROWTH AND INCOME FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--24.6%
-------------------------------------------------------------------------------------------------
                 (A)LARGE COMPANY--6.5%
                 --------------------------------------------------------------------------------
                 BASIC INDUSTRY--0.8%
                 --------------------------------------------------------------------------------
         6,300   Allegheny Ludlum Corp.                                                            $      117,338
                 --------------------------------------------------------------------------------
         2,600   Aluminum Co. of America                                                                  152,100
                 --------------------------------------------------------------------------------
         2,200   Du Pont (E.I.) de Nemours & Co.                                                          146,300
                 --------------------------------------------------------------------------------
         1,600   Eastman Chemical Co.                                                                     105,000
                 --------------------------------------------------------------------------------
         2,400   International Paper Co.                                                                   91,500
                 --------------------------------------------------------------------------------
         3,500   Phelps Dodge Corp.                                                                       237,562
                 --------------------------------------------------------------------------------
         4,900   Praxair, Inc.                                                                            142,712
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    992,512
                 --------------------------------------------------------------------------------  --------------
                 CONSUMER DURABLES--0.3%
                 --------------------------------------------------------------------------------
         2,800   Eastman Kodak Co.                                                                        190,400
                 --------------------------------------------------------------------------------
         4,700   Mattel, Inc.                                                                             131,600
                 --------------------------------------------------------------------------------
         5,000   Volvo AB, ADR                                                                            105,000
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    427,000
                 --------------------------------------------------------------------------------  --------------
                 CONSUMER NON-DURABLES--0.7%
                 --------------------------------------------------------------------------------
         1,700   Avon Products, Inc.                                                                      123,462
                 --------------------------------------------------------------------------------
         4,400   IBP, Inc.                                                                                275,000
                 --------------------------------------------------------------------------------
         2,800   Philip Morris Cos., Inc.                                                                 245,700
                 --------------------------------------------------------------------------------
        21,700   RJR Nabisco Holdings Corp., Conv. Pfd., Series C, $0.6012                                127,487
                 --------------------------------------------------------------------------------
         3,500   Reebok International Ltd.                                                                 91,000
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    862,649
                 --------------------------------------------------------------------------------  --------------
                 ENERGY MINERALS--0.4%
                 --------------------------------------------------------------------------------
         3,700   Chevron Corp.                                                                            182,687
                 --------------------------------------------------------------------------------
         3,900   Occidental Petroleum Corp.                                                                86,287
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 (A)LARGE COMPANY--CONTINUED
                 --------------------------------------------------------------------------------
                 ENERGY MINERALS--CONTINUED
                 --------------------------------------------------------------------------------
         2,300   Texaco, Inc.                                                                      $      170,200
                 --------------------------------------------------------------------------------
         6,000   USX-Marathon Group                                                                       110,250
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    549,424
                 --------------------------------------------------------------------------------  --------------
                 FINANCE--1.4%
                 --------------------------------------------------------------------------------
         3,430   Allstate Corp.                                                                           140,630
                 --------------------------------------------------------------------------------
         1,900   American Express Co.                                                                      80,750
                 --------------------------------------------------------------------------------
         3,200   Bank of Boston Corp.                                                                     148,400
                 --------------------------------------------------------------------------------
         1,600   CIGNA Corp.                                                                              176,000
                 --------------------------------------------------------------------------------
         2,700   Chemical Banking Corp.                                                                   162,000
                 --------------------------------------------------------------------------------
         3,100   Citicorp                                                                                 219,325
                 --------------------------------------------------------------------------------
         2,300   Dean Witter, Discover & Co.                                                              117,300
                 --------------------------------------------------------------------------------
         3,648   Mellon Bank Corp.                                                                        195,168
                 --------------------------------------------------------------------------------
         2,200   Merrill Lynch & Co., Inc., STRYPES, $3.12                                                116,050
                 --------------------------------------------------------------------------------
         2,200   Providian Corp.                                                                           88,275
                 --------------------------------------------------------------------------------
         1,500   Sunamerica, Inc., Conv. Pfd., Series E, $3.10                                            100,500
                 --------------------------------------------------------------------------------
         4,700   Travelers Group, Inc.                                                                    279,650
                 --------------------------------------------------------------------------------
            50   Webb (Del) Corp.                                                                           1,013
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                  1,825,061
                 --------------------------------------------------------------------------------  --------------
                 HEALTH CARE--0.6%
                 --------------------------------------------------------------------------------
         2,400   American Home Products Corp.                                                             219,000
                 --------------------------------------------------------------------------------
         2,300   Becton, Dickinson & Co.                                                                  160,425
                 --------------------------------------------------------------------------------
         2,300   Bristol-Myers Squibb Co.                                                                 184,575
                 --------------------------------------------------------------------------------
         2,200   Merck & Co., Inc.                                                                        136,125
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    700,125
                 --------------------------------------------------------------------------------  --------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 (A)LARGE COMPANY--CONTINUED
                 --------------------------------------------------------------------------------
                 PRODUCER MANUFACTURING--0.8%
                 --------------------------------------------------------------------------------
         2,200   (b)FMC Corp.                                                                      $      162,525
                 --------------------------------------------------------------------------------
         2,100   General Electric Co.                                                                     141,225
                 --------------------------------------------------------------------------------
         1,000   (b)ITT Corp.                                                                             122,625
                 --------------------------------------------------------------------------------
         1,100   Loews Corp.                                                                              168,850
                 --------------------------------------------------------------------------------
         3,200   Textron, Inc.                                                                            245,200
                 --------------------------------------------------------------------------------
        11,100   (c)Westinghouse Electric Corp., PEPS, Series C, $1.30                                    183,150
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                  1,023,575
                 --------------------------------------------------------------------------------  --------------
                 RETAIL TRADE--0.2%
                 --------------------------------------------------------------------------------
         4,600   American Stores Co.                                                                      120,750
                 --------------------------------------------------------------------------------
         3,700   Sears, Roebuck & Co.                                                                     145,688
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    266,438
                 --------------------------------------------------------------------------------  --------------
                 SERVICES--0.2%
                 --------------------------------------------------------------------------------
         4,600   Baker Hughes, Inc.                                                                        93,725
                 --------------------------------------------------------------------------------
         1,200   Gannett Co., Inc.                                                                         73,200
                 --------------------------------------------------------------------------------
         1,600   (b)Western Atlas, Inc.                                                                    76,600
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    243,525
                 --------------------------------------------------------------------------------  --------------
                 TECHNOLOGY--1.0%
                 --------------------------------------------------------------------------------
         4,000   General Motors Corp., Class E                                                            202,000
                 --------------------------------------------------------------------------------
         2,300   Hewlett-Packard Co.                                                                      190,612
                 --------------------------------------------------------------------------------
         2,000   Intel Corp.                                                                              121,750
                 --------------------------------------------------------------------------------
         1,000   International Business Machines Corp.                                                     96,625
                 --------------------------------------------------------------------------------
         2,100   (b)Litton Industries, Inc.                                                                94,238
                 --------------------------------------------------------------------------------
         3,400   Lockheed Martin Corp.                                                                    249,475
                 --------------------------------------------------------------------------------
         2,600   Raytheon Co.                                                                             115,700
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 (A)LARGE COMPANY--CONTINUED
                 --------------------------------------------------------------------------------
                 TECHNOLOGY--CONTINUED
                 --------------------------------------------------------------------------------
         2,900   Rockwell International Corp.                                                      $      142,100
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                  1,212,500
                 --------------------------------------------------------------------------------  --------------
                 TRANSPORTATION--0.1%
                 --------------------------------------------------------------------------------
         2,400   Consolidated Rail Corp.                                                                  167,700
                 --------------------------------------------------------------------------------  --------------
                 (D)UTILITIES--0.0%
                 --------------------------------------------------------------------------------
           800   (b)Columbia Gas System, Inc.                                                              34,600
                 --------------------------------------------------------------------------------  --------------
                 TOTAL LARGE COMPANY                                                                    8,305,109
                 --------------------------------------------------------------------------------  --------------
                 SMALL COMPANY--3.0%
                 --------------------------------------------------------------------------------
                 BASIC INDUSTRY--0.3%
                 --------------------------------------------------------------------------------
         2,800   (b)Applied Extrusion Technologies, Inc.                                                   35,350
                 --------------------------------------------------------------------------------
         1,974   Brush Wellman, Inc.                                                                       34,545
                 --------------------------------------------------------------------------------
         1,000   Cambrex Corp.                                                                             37,000
                 --------------------------------------------------------------------------------
         1,000   Carpenter Technology Corp.                                                                43,250
                 --------------------------------------------------------------------------------
         1,200   Chesapeake Corp.                                                                          35,400
                 --------------------------------------------------------------------------------
           700   (b)Cytec Industries, Inc.                                                                 44,800
                 --------------------------------------------------------------------------------
         1,500   First Mississippi Corp.                                                                   38,250
                 --------------------------------------------------------------------------------
         2,000   (b)Magma Copper Co.                                                                       42,500
                 --------------------------------------------------------------------------------
         1,000   Springs Industries, Inc., Class A                                                         42,000
                 --------------------------------------------------------------------------------
           700   Texas Industries, Inc.                                                                    35,875
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    388,970
                 --------------------------------------------------------------------------------  --------------
                 CONSUMER DURABLES--0.1%
                 --------------------------------------------------------------------------------
           900   Barnes Group, Inc.                                                                        34,875
                 --------------------------------------------------------------------------------
         1,200   (b)Champion Enterprises, Inc.                                                             36,000
                 --------------------------------------------------------------------------------
         1,900   Coachmen Industries, Inc.                                                                 36,813
                 --------------------------------------------------------------------------------
           820   Harman International Industries, Inc.                                                     35,978
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 SMALL COMPANY--CONTINUED
                 --------------------------------------------------------------------------------
                 CONSUMER DURABLES--CONTINUED
                 --------------------------------------------------------------------------------
         2,000   (b)Toll Brothers, Inc.                                                            $       36,250
                 --------------------------------------------------------------------------------
         1,100   Toro Co.                                                                                  34,787
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    214,703
                 --------------------------------------------------------------------------------  --------------
                 CONSUMER NON-DURABLES--0.1%
                 --------------------------------------------------------------------------------
         2,800   Hudson Foods, Inc., Class A                                                               44,800
                 --------------------------------------------------------------------------------
         2,100   (b)Mondavi, Robert Corp., Class A                                                         66,938
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    111,738
                 --------------------------------------------------------------------------------  --------------
                 ENERGY MINERALS--0.0%
                 --------------------------------------------------------------------------------
         2,100   KCS Energy, Inc.                                                                          28,875
                 --------------------------------------------------------------------------------
         5,500   (b)Tesoro Petroleum Corp.                                                                 46,062
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                     74,937
                 --------------------------------------------------------------------------------  --------------
                 FINANCE--0.7%
                 --------------------------------------------------------------------------------
           800   Alex Brown, Inc.                                                                          36,800
                 --------------------------------------------------------------------------------
           900   Allied Group, Inc.                                                                        31,950
                 --------------------------------------------------------------------------------
         1,300   American Bankers Insurance Group, Inc.                                                    46,962
                 --------------------------------------------------------------------------------
         2,200   (b)American Travellers Corp.                                                              55,000
                 --------------------------------------------------------------------------------
         1,100   Associated Banc Corp.                                                                     43,725
                 --------------------------------------------------------------------------------
         1,154   Bankers First Corp.                                                                       31,591
                 --------------------------------------------------------------------------------
           400   (b)Brooklyn Bancorp, Inc.                                                                 16,100
                 --------------------------------------------------------------------------------
         2,300   CWM Mortgage Holdings, Inc.                                                               34,788
                 --------------------------------------------------------------------------------
           900   Centura Banks, Inc.                                                                       30,600
                 --------------------------------------------------------------------------------
         2,200   City National Corp.                                                                       30,250
                 --------------------------------------------------------------------------------
           600   Cullen Frost Bankers, Inc.                                                                30,450
                 --------------------------------------------------------------------------------
         2,200   FirstBank Puerto Rico                                                                     41,525
                 --------------------------------------------------------------------------------
         1,100   (b)Glendale Federal Bank                                                                  17,737
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 SMALL COMPANY--CONTINUED
                 --------------------------------------------------------------------------------
                 FINANCE--CONTINUED
                 --------------------------------------------------------------------------------
         3,200   Hibernia Corp., Class A                                                           $       33,600
                 --------------------------------------------------------------------------------
         1,000   Irwin Financial Corp.                                                                     39,500
                 --------------------------------------------------------------------------------
         1,100   Money Stores, Inc.                                                                        51,975
                 --------------------------------------------------------------------------------
         1,500   North Fork Bancorp, Inc.                                                                  34,875
                 --------------------------------------------------------------------------------
           900   PHH Corp.                                                                                 41,175
                 --------------------------------------------------------------------------------
         1,700   Peoples Heritage Financial Group                                                          35,700
                 --------------------------------------------------------------------------------
         1,100   Queens County Bancorp, Inc.                                                               44,275
                 --------------------------------------------------------------------------------
         1,600   (b)St. Francis Capital Corp.                                                              37,200
                 --------------------------------------------------------------------------------
         1,500   Student Loan Corp.                                                                        53,062
                 --------------------------------------------------------------------------------
         1,000   WestAmerica Bancorporation                                                                41,250
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    860,090
                 --------------------------------------------------------------------------------  --------------
                 HEALTH CARE--0.3%
                 --------------------------------------------------------------------------------
         2,700   Bindley Western Industries, Inc.                                                          48,262
                 --------------------------------------------------------------------------------
         1,400   (b)Bio Rad Laboratories, Inc., Class A                                                    57,750
                 --------------------------------------------------------------------------------
         1,700   (b)Foxmeyer Health Corp.                                                                  44,200
                 --------------------------------------------------------------------------------
           900   ICN Pharmaceuticals, Inc.                                                                 18,225
                 --------------------------------------------------------------------------------
         5,000   Kinetic Concepts, Inc.                                                                    56,875
                 --------------------------------------------------------------------------------
         2,600   (b)Maxicare Health Plans, Inc.                                                            56,875
                 --------------------------------------------------------------------------------
         2,100   (b)North American Biologicals, Inc.                                                       20,212
                 --------------------------------------------------------------------------------
         4,400   (b)Oec-Medical Systems, Inc.                                                              44,000
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    346,399
                 --------------------------------------------------------------------------------  --------------
                 PRODUCER MANUFACTURING--0.2%
                 --------------------------------------------------------------------------------
         1,000   AGCO Corp.                                                                                43,125
                 --------------------------------------------------------------------------------
         1,350   Blount Intl, Inc., Class A                                                                40,669
                 --------------------------------------------------------------------------------
         1,300   Borg-Warner Automotive, Inc.                                                              38,512
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 SMALL COMPANY--CONTINUED
                 --------------------------------------------------------------------------------
                 PRODUCER MANUFACTURING--CONTINUED
                 --------------------------------------------------------------------------------
         3,900   Brenco, Inc.                                                                      $       40,950
                 --------------------------------------------------------------------------------
         2,100   JLG Industries, Inc.                                                                      59,588
                 --------------------------------------------------------------------------------
           600   NACCO Industries, Inc., Class A                                                           34,200
                 --------------------------------------------------------------------------------
         1,800   (b)NCI Building System, Inc.                                                              41,400
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    298,444
                 --------------------------------------------------------------------------------  --------------
                 RETAIL TRADE--0.2%
                 --------------------------------------------------------------------------------
         1,000   (b)CompUSA, Inc.                                                                          37,125
                 --------------------------------------------------------------------------------
         1,100   (b)Eckerd Corp.                                                                           46,887
                 --------------------------------------------------------------------------------
           800   Great Atlantic & Pacific Tea Co., Inc.                                                    17,500
                 --------------------------------------------------------------------------------
         1,400   (b)MacFrugal's Bargains CloseOuts, Inc.                                                   18,375
                 --------------------------------------------------------------------------------
         4,900   Pier 1 Imports, Inc.                                                                      53,288
                 --------------------------------------------------------------------------------
         4,100   Ruddick Corp.                                                                             44,075
                 --------------------------------------------------------------------------------
         2,400   (b)Waban, Inc.                                                                            44,400
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    261,650
                 --------------------------------------------------------------------------------  --------------
                 SERVICES--0.4%
                 --------------------------------------------------------------------------------
         1,600   (b)American Buildings Co.                                                                 36,200
                 --------------------------------------------------------------------------------
         1,400   Butler Manufacturing Co.                                                                  48,300
                 --------------------------------------------------------------------------------
         2,300   Castle (A.M.) & Co.                                                                       56,350
                 --------------------------------------------------------------------------------
         1,200   (b)Devon Group, Inc.                                                                      46,200
                 --------------------------------------------------------------------------------
         1,600   Granite Construction, Inc.                                                                44,400
                 --------------------------------------------------------------------------------
         1,100   Plenum Publishing Corp.                                                                   39,875
                 --------------------------------------------------------------------------------
         4,200   (b)Pride Petroleum Services, Inc.                                                         40,950
                 --------------------------------------------------------------------------------
         1,201   Pulitzer Publishing Co.                                                                   55,246
                 --------------------------------------------------------------------------------
         1,420   Richfood Holdings, Inc.                                                                   39,937
                 --------------------------------------------------------------------------------
           644   (b)United Video Satellite Group, Inc., Class A                                            18,676
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 SMALL COMPANY--CONTINUED
                 --------------------------------------------------------------------------------
                 SERVICES--CONTINUED
                 --------------------------------------------------------------------------------
         3,800   (b)Westcott Communications                                                        $       54,150
                 --------------------------------------------------------------------------------
         2,000   (b)Western Waste Industries                                                               36,750
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    517,034
                 --------------------------------------------------------------------------------  --------------
                 TECHNOLOGY--0.4%
                 --------------------------------------------------------------------------------
         1,677   (b)Bell Industries, Inc.                                                                  38,152
                 --------------------------------------------------------------------------------
         1,350   (b)Burr Brown Corp.                                                                       38,812
                 --------------------------------------------------------------------------------
         3,400   (b)Computervision Corp.                                                                   42,500
                 --------------------------------------------------------------------------------
           400   (b)Electronics for Imaging, Inc.                                                          34,400
                 --------------------------------------------------------------------------------
           900   (b)International Rectifier Corp.                                                          44,662
                 --------------------------------------------------------------------------------
         1,100   (b)Kemet Corp.                                                                            33,550
                 --------------------------------------------------------------------------------
         1,100   (b)Marshall Industries                                                                    38,775
                 --------------------------------------------------------------------------------
           900   (b)Network Equipment Technologies, Inc.                                                   29,813
                 --------------------------------------------------------------------------------
         1,000   (b)S3, Inc.                                                                               18,875
                 --------------------------------------------------------------------------------
         1,200   (b)SCI Systems, Inc.                                                                      40,200
                 --------------------------------------------------------------------------------
         1,100   (b)Tech-Sym Corp.                                                                         32,862
                 --------------------------------------------------------------------------------
           800   (b)Tencor Instruments                                                                     30,200
                 --------------------------------------------------------------------------------
           800   Watkins Johnson Co.                                                                       36,300
                 --------------------------------------------------------------------------------
         1,000   Wyle Labs                                                                                 39,375
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    498,476
                 --------------------------------------------------------------------------------  --------------
                 TRANSPORTATION--0.1%
                 --------------------------------------------------------------------------------
         2,700   (b)America West Airlines, Inc., Class B                                                   48,263
                 --------------------------------------------------------------------------------
         1,300   (b)Continental Airlines, Inc., Class B                                                    50,863
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                     99,126
                 --------------------------------------------------------------------------------  --------------
                 (D)UTILITIES--0.2%
                 --------------------------------------------------------------------------------
         1,500   Central Hudson Gas & Electric Service                                                     45,562
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 SMALL COMPANY--CONTINUED
                 --------------------------------------------------------------------------------
                 (D)UTILITIES--CONTINUED
                 --------------------------------------------------------------------------------
         1,300   Eastern Enterprises                                                               $       42,250
                 --------------------------------------------------------------------------------
         1,700   Oneok, Inc.                                                                               39,950
                 --------------------------------------------------------------------------------
         2,700   (b)Public Service Co. New Mexico                                                          47,588
                 --------------------------------------------------------------------------------
           300   Tele Danmark                                                                               8,362
                 --------------------------------------------------------------------------------
         1,100   Teppco Partners, L.P.                                                                     39,875
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    223,587
                 --------------------------------------------------------------------------------  --------------
                 TOTAL SMALL COMPANY                                                                    3,895,154
                 --------------------------------------------------------------------------------  --------------
                 (D)UTILITY--10.4%
                 --------------------------------------------------------------------------------
                 ELECTRIC UTILITIES--3.9%
                 --------------------------------------------------------------------------------
         9,800   Baltimore Gas & Electric Co.                                                             260,925
                 --------------------------------------------------------------------------------
         9,600   CMS Energy Corp.                                                                         261,600
                 --------------------------------------------------------------------------------
         9,121   Cinergy Corp.                                                                            269,069
                 --------------------------------------------------------------------------------
        10,900   DPL, Inc.                                                                                261,600
                 --------------------------------------------------------------------------------
         9,300   DQE, Inc.                                                                                268,537
                 --------------------------------------------------------------------------------
         5,900   Duke Power Co.                                                                           264,763
                 --------------------------------------------------------------------------------
         6,200   FPL Group, Inc.                                                                          268,925
                 --------------------------------------------------------------------------------
         7,700   Florida Progress Corp.                                                                   264,688
                 --------------------------------------------------------------------------------
         8,400   General Public Utilities                                                                 265,650
                 --------------------------------------------------------------------------------
         9,200   Illinova Corp.                                                                           261,050
                 --------------------------------------------------------------------------------
         7,200   NIPSCO Industries, Inc.                                                                  266,400
                 --------------------------------------------------------------------------------
        13,600   Pacificorp                                                                               266,900
                 --------------------------------------------------------------------------------
         9,200   Peco Energy Co.                                                                          266,800
                 --------------------------------------------------------------------------------
         9,600   Pinnacle West Capital Corp.                                                              261,600
                 --------------------------------------------------------------------------------
        13,800   SCE Corp.                                                                                215,625
                 --------------------------------------------------------------------------------
        11,200   Southern Co.                                                                             256,200
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 (D)UTILITY--CONTINUED
                 --------------------------------------------------------------------------------
                 ELECTRIC UTILITIES--CONTINUED
                 --------------------------------------------------------------------------------
         6,900   Texas Utilities Co.                                                               $      265,650
                 --------------------------------------------------------------------------------
         9,100   Utilicorp United, Inc.                                                                   253,662
                 --------------------------------------------------------------------------------
         8,000   Western Resources, Inc.                                                                  265,000
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                  4,964,644
                 --------------------------------------------------------------------------------  --------------
                 MAJOR U.S. TELECOMMUNICATIONS--5.6%
                 --------------------------------------------------------------------------------
        12,600   AT&T Corp.                                                                               831,600
                 --------------------------------------------------------------------------------
        14,400   Ameritech Corp.                                                                          792,000
                 --------------------------------------------------------------------------------
        12,200   Bell Atlantic Corp.                                                                      768,600
                 --------------------------------------------------------------------------------
        20,300   BellSouth Corp.                                                                          789,162
                 --------------------------------------------------------------------------------
        18,800   GTE Corp.                                                                                801,350
                 --------------------------------------------------------------------------------
        31,300   MCI Communications Corp.                                                                 837,275
                 --------------------------------------------------------------------------------
        15,900   NYNEX Corp.                                                                              789,038
                 --------------------------------------------------------------------------------
        14,600   SBC Communications, Inc.                                                                 788,400
                 --------------------------------------------------------------------------------
        24,500   U.S. West Communications Group                                                           765,625
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                  7,163,050
                 --------------------------------------------------------------------------------  --------------
                 NATURAL GAS DISTRIBUTION--0.3%
                 --------------------------------------------------------------------------------
         9,100   MCN Corp.                                                                                197,925
                 --------------------------------------------------------------------------------
         7,500   Pacific Enterprises                                                                      200,625
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    398,550
                 --------------------------------------------------------------------------------  --------------
                 OIL/GAS TRANSMISSION--0.6%
                 --------------------------------------------------------------------------------
         5,300   Enron Corp.                                                                              198,750
                 --------------------------------------------------------------------------------
         7,200   Panhandle Eastern Corp.                                                                  204,300
                 --------------------------------------------------------------------------------
         6,100   Sonat, Inc.                                                                              196,725
                 --------------------------------------------------------------------------------
         5,300   Williams Companies, Inc.                                                                 222,600
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    822,375
                 --------------------------------------------------------------------------------  --------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 (D)UTILITY--CONTINUED
                 --------------------------------------------------------------------------------
                 SERVICES--0.0%
                 --------------------------------------------------------------------------------
         1,800   (b)U.S. West Media Group                                                          $       32,400
                 --------------------------------------------------------------------------------  --------------
                 TOTAL UTILITY                                                                         13,381,019
                 --------------------------------------------------------------------------------  --------------
                 FOREIGN EQUITY--4.7%
                 --------------------------------------------------------------------------------
                 ARGENTINA--0.0%
                 --------------------------------------------------------------------------------
           600   Banco Frances del Rio de la Plata S.A., ADR                                               15,675
                 --------------------------------------------------------------------------------
         1,300   Compania Naviera Perez Companc SA, Class B                                                 6,308
                 --------------------------------------------------------------------------------
           303   IRSA Inversiones y Representaciones S.A., GDR                                              6,586
                 --------------------------------------------------------------------------------
           400   YPF Sociedad Anonima, ADR                                                                  7,800
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                     36,369
                 --------------------------------------------------------------------------------  --------------
                 AUSTRALIA--0.1%
                 --------------------------------------------------------------------------------
         6,000   Mayne Nickless Ltd.                                                                       27,609
                 --------------------------------------------------------------------------------
        10,000   News Corporation Ltd.                                                                     52,397
                 --------------------------------------------------------------------------------
        10,000   Woodside Petroleum Ltd.                                                                   49,651
                 --------------------------------------------------------------------------------
        19,000   Woolworth's Ltd.                                                                          44,419
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    174,076
                 --------------------------------------------------------------------------------  --------------
                 FINLAND--0.0%
                 --------------------------------------------------------------------------------
           200   Nokia AB-A                                                                                10,974
                 --------------------------------------------------------------------------------  --------------
                 FRANCE--0.2%
                 --------------------------------------------------------------------------------
           800   AXA                                                                                       47,867
                 --------------------------------------------------------------------------------
           340   Accor SA                                                                                  41,286
                 --------------------------------------------------------------------------------
           850   Compagnie Financiere de Paribas, Class A                                                  47,197
                 --------------------------------------------------------------------------------
           300   LVMH (Moet-Hennessy)                                                                      57,109
                 --------------------------------------------------------------------------------
           610   LaFarge-Coppee                                                                            38,748
                 --------------------------------------------------------------------------------
         2,500   Lagardere Groupe                                                                          48,642
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 --------------------------------------------------------------------------------
                 FRANCE--CONTINUED
                 --------------------------------------------------------------------------------
           450   Lyonnaise des Eaux SA                                                             $       43,102
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    323,951
                 --------------------------------------------------------------------------------  --------------
                 GERMANY--0.3%
                 --------------------------------------------------------------------------------
           168   BASF AG                                                                                   36,822
                 --------------------------------------------------------------------------------
           210   Commerzbank AG, Frankfurt                                                                 48,569
                 --------------------------------------------------------------------------------
           775   Deutsche Bank Ag                                                                          36,357
                 --------------------------------------------------------------------------------
           155   Gea AG, Pfd.                                                                              49,298
                 --------------------------------------------------------------------------------
           100   Henkel KGaA--Vorzug, Pfd.                                                                 37,475
                 --------------------------------------------------------------------------------
           105   Kaufhof Holding AG                                                                        31,798
                 --------------------------------------------------------------------------------
            65   Linde AG                                                                                  38,111
                 --------------------------------------------------------------------------------
           120   Mannesmann AG                                                                             38,639
                 --------------------------------------------------------------------------------
           100   Siemens AG                                                                                52,237
                 --------------------------------------------------------------------------------
            50   Wella AG, Pfd.                                                                            23,508
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    392,814
                 --------------------------------------------------------------------------------  --------------
                 HONG KONG--0.2%
                 --------------------------------------------------------------------------------
        37,000   Amoy Properties Ltd.                                                                      35,398
                 --------------------------------------------------------------------------------
           400   Cheung Kong                                                                                2,275
                 --------------------------------------------------------------------------------
         1,839   HSBC Holdings PLC                                                                         27,104
                 --------------------------------------------------------------------------------
        21,000   Hong Kong Telecom                                                                         35,702
                 --------------------------------------------------------------------------------
        78,000   Manhattan Card Co., Ltd.                                                                  34,790
                 --------------------------------------------------------------------------------
         4,000   Sun Hung Kai Properties                                                                   32,192
                 --------------------------------------------------------------------------------
         9,000   Television Broadcasts Ltd.                                                                33,976
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    201,437
                 --------------------------------------------------------------------------------  --------------
                 INDONESIA--0.1%
                 --------------------------------------------------------------------------------
        15,000   Astra International                                                                       29,888
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 --------------------------------------------------------------------------------
                 INDONESIA--CONTINUED
                 --------------------------------------------------------------------------------
         9,000   Hero Supermarket                                                                  $       17,736
                 --------------------------------------------------------------------------------
         5,000   Indocement Tungal                                                                         16,970
                 --------------------------------------------------------------------------------
         8,000   Lippo Bank                                                                                11,736
                 --------------------------------------------------------------------------------
         9,000   United Tractors                                                                           16,356
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                     92,686
                 --------------------------------------------------------------------------------  --------------
                 ITALY--0.1%
                 --------------------------------------------------------------------------------
        10,400   La Rinascente S.P.A.                                                                      58,270
                 --------------------------------------------------------------------------------
        35,000   (b)Telecom Italia Mobile                                                                  56,467
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    114,737
                 --------------------------------------------------------------------------------  --------------
                 JAPAN--2.0%
                 --------------------------------------------------------------------------------
        10,000   Asahi Chemical Industry Co. Ltd.                                                          74,693
                 --------------------------------------------------------------------------------
         4,000   Bridgestone Corp.                                                                         58,968
                 --------------------------------------------------------------------------------
         2,000   Canon Inc.                                                                                35,184
                 --------------------------------------------------------------------------------
             7   DDI Corp.                                                                                 56,275
                 --------------------------------------------------------------------------------
         4,000   Dai Nippon Printing Co. Ltd.                                                              69,975
                 --------------------------------------------------------------------------------
        11,000   Daimaru, Inc.                                                                             72,432
                 --------------------------------------------------------------------------------
        15,000   Dainippon Ink and Chemical, Inc.                                                          69,435
                 --------------------------------------------------------------------------------
         5,000   Fujitsu Ltd.                                                                              58,968
                 --------------------------------------------------------------------------------
         3,000   Hitachi Cable                                                                             21,317
                 --------------------------------------------------------------------------------
         3,000   JUSCO Co.                                                                                 71,941
                 --------------------------------------------------------------------------------
         7,000   Jaccs                                                                                     68,796
                 --------------------------------------------------------------------------------
        10,000   (b)Japan Airlines Co.                                                                     63,980
                 --------------------------------------------------------------------------------
         4,000   Kandenko Co., Ltd.                                                                        48,747
                 --------------------------------------------------------------------------------
        18,000   Kawasaki Heavy Industries                                                                 81,907
                 --------------------------------------------------------------------------------
        19,000   Kawasaki Steel                                                                            67,410
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 --------------------------------------------------------------------------------
                 JAPAN--CONTINUED
                 --------------------------------------------------------------------------------
         3,000   Kokuyo Co.                                                                        $       64,570
                 --------------------------------------------------------------------------------
        11,000   Kubota Corp.                                                                              72,324
                 --------------------------------------------------------------------------------
         6,000   Kuraray Co. Ltd.                                                                          61,327
                 --------------------------------------------------------------------------------
         1,000   Kurita Water Industries                                                                   27,813
                 --------------------------------------------------------------------------------
         8,000   Kyowa Hakko Kogyo Co.                                                                     78,624
                 --------------------------------------------------------------------------------
         8,000   Minebea Co.                                                                               66,516
                 --------------------------------------------------------------------------------
        13,000   Mitsubishi Heavy Industries                                                              103,617
                 --------------------------------------------------------------------------------
         9,000   Mitsui Marine & Fire Insurance Co.                                                        60,590
                 --------------------------------------------------------------------------------
         4,000   NEC Corp.                                                                                 51,106
                 --------------------------------------------------------------------------------
         2,000   NGK Insulators                                                                            19,853
                 --------------------------------------------------------------------------------
        26,000   (b)NKK Corp.                                                                              71,548
                 --------------------------------------------------------------------------------
         9,000   Nagoya Railroad Co. Ltd.                                                                  44,226
                 --------------------------------------------------------------------------------
         9,000   Nihon Cement Co., Ltd.                                                                    59,617
                 --------------------------------------------------------------------------------
         3,000   Nippon Electric Glass Co., Ltd.                                                           55,725
                 --------------------------------------------------------------------------------
         9,000   Nippon Express Co. Ltd.                                                                   78,103
                 --------------------------------------------------------------------------------
         9,000   Nippon Sheet Glass Co.                                                                    40,157
                 --------------------------------------------------------------------------------
         3,000   Nishimatsu Construction                                                                   35,970
                 --------------------------------------------------------------------------------
         6,000   Sakura Bank Ltd., Tokyo                                                                   64,865
                 --------------------------------------------------------------------------------
         1,000   Secom Co.                                                                                 67,518
                 --------------------------------------------------------------------------------
         1,000   Sega Enterprises                                                                          54,054
                 --------------------------------------------------------------------------------
         3,000   Sekisui House Ltd.                                                                        35,086
                 --------------------------------------------------------------------------------
         5,000   Shionogi and Co.                                                                          43,096
                 --------------------------------------------------------------------------------
         1,000   Sony Music Entertainment, Inc.                                                            44,717
                 --------------------------------------------------------------------------------
        12,000   Sumitomo Chemical Co.                                                                     59,676
                 --------------------------------------------------------------------------------
        20,000   Sumitomo Heavy Industries                                                                 63,685
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 --------------------------------------------------------------------------------
                 JAPAN--CONTINUED
                 --------------------------------------------------------------------------------
         2,000   Takeda Chemical Industries                                                        $       29,877
                 --------------------------------------------------------------------------------
         6,000   Tokio Marine & Fire                                                                       68,403
                 --------------------------------------------------------------------------------
         1,000   Tostem Corp.                                                                              30,467
                 --------------------------------------------------------------------------------
         3,000   Toto Ltd.                                                                                 40,688
                 --------------------------------------------------------------------------------
         3,000   Yamanouchi Pharmaceutical                                                                 64,570
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                  2,578,416
                 --------------------------------------------------------------------------------  --------------
                 MALAYSIA--0.1%
                 --------------------------------------------------------------------------------
         3,000   Malayan Banking Bhd                                                                       23,768
                 --------------------------------------------------------------------------------
        26,000   Malayan United Industries Bhd                                                             19,779
                 --------------------------------------------------------------------------------
        11,000   Malayawata Steel Berhad                                                                   18,817
                 --------------------------------------------------------------------------------
         9,000   Malaysian International Shipping Bhd                                                      21,994
                 --------------------------------------------------------------------------------
         6,000   (d)Tenaga Nasional Berhad                                                                 22,467
                 --------------------------------------------------------------------------------
         9,000   UMW Holdings Bhd                                                                          21,108
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    127,933
                 --------------------------------------------------------------------------------  --------------
                 MEXICO--0.0%
                 --------------------------------------------------------------------------------
           700   Cemex SA, Class B, ADR                                                                     4,681
                 --------------------------------------------------------------------------------
           500   Empresas ICA Sociedad Controladora S.A., ADR                                               5,125
                 --------------------------------------------------------------------------------
           900   Grupo Financiero Bancomer, S.A. de C.V., Class B, ADR                                      5,175
                 --------------------------------------------------------------------------------
           200   Pan American Beverage, Class A                                                             6,450
                 --------------------------------------------------------------------------------
           600   Transportacion Maritima Mexicana SA , Class L, ADR                                         4,575
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                     26,006
                 --------------------------------------------------------------------------------  --------------
                 NETHERLANDS--0.2%
                 --------------------------------------------------------------------------------
         4,200   Elsevier NV                                                                               57,321
                 --------------------------------------------------------------------------------
           835   Polygram NV                                                                               50,276
                 --------------------------------------------------------------------------------
         2,250   Royal PTT Nederland NV                                                                    80,173
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 --------------------------------------------------------------------------------
                 NETHERLANDS--CONTINUED
                 --------------------------------------------------------------------------------
           300   Unilever NV-Cert                                                                  $       39,647
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    227,417
                 --------------------------------------------------------------------------------  --------------
                 NEW ZEALAND--0.0%
                 --------------------------------------------------------------------------------
         7,000   Fletcher Challenge Ltd.                                                                   17,366
                 --------------------------------------------------------------------------------
           993   Fletcher Challenge Ltd.--Forestry Shares                                                   1,400
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                     18,766
                 --------------------------------------------------------------------------------  --------------
                 SINGAPORE--0.1%
                 --------------------------------------------------------------------------------
         8,000   First Capital Corp., Ltd., Singapore                                                      21,553
                 --------------------------------------------------------------------------------
         2,000   Fraser and Neave Ltd.                                                                     23,821
                 --------------------------------------------------------------------------------
        11,000   Haw Par Brothers International Ltd.                                                       23,708
                 --------------------------------------------------------------------------------
         2,000   Singapore Airlines Ltd.                                                                   18,717
                 --------------------------------------------------------------------------------
         2,000   Singapore Press Holdings Ltd.                                                             31,620
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    119,419
                 --------------------------------------------------------------------------------  --------------
                 SPAIN--0.1%
                 --------------------------------------------------------------------------------
           200   Acerinox SA                                                                               20,040
                 --------------------------------------------------------------------------------
         1,500   Repsol SA                                                                                 47,280
                 --------------------------------------------------------------------------------
           580   Zardoya-Otis SA                                                                           60,233
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    127,553
                 --------------------------------------------------------------------------------  --------------
                 SWEDEN--0.1%
                 --------------------------------------------------------------------------------
         4,400   Stora Kopparbergs, Class A                                                                55,373
                 --------------------------------------------------------------------------------
         2,000   Svedala Industri AB Free                                                                  55,373
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    110,746
                 --------------------------------------------------------------------------------  --------------
                 SWITZERLAND--0.3%
                 --------------------------------------------------------------------------------
            35   BBC Brown Boveri                                                                          40,196
                 --------------------------------------------------------------------------------
           600   CS Holding                                                                                56,912
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 --------------------------------------------------------------------------------
                 SWITZERLAND--CONTINUED
                 --------------------------------------------------------------------------------
            50   Ciba-Giegy AG-R                                                                   $       44,577
                 --------------------------------------------------------------------------------
            70   Nestle SA                                                                                 74,615
                 --------------------------------------------------------------------------------
            10   Roche Holdings AG Genusscheine                                                            75,542
                 --------------------------------------------------------------------------------
           142   Zurich Versicherungsgesellschaft                                                          43,609
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    335,451
                 --------------------------------------------------------------------------------  --------------
                 UNITED KINGDOM--0.8%
                 --------------------------------------------------------------------------------
         9,450   Associated British Ports Holdings PLC                                                     40,942
                 --------------------------------------------------------------------------------
        10,000   BTR PLC                                                                                   51,209
                 --------------------------------------------------------------------------------
         5,100   Boots Co. PLC                                                                             44,192
                 --------------------------------------------------------------------------------
        10,600   (d)British Gas PLC                                                                        39,596
                 --------------------------------------------------------------------------------
        15,200   British Steel PLC                                                                         39,326
                 --------------------------------------------------------------------------------
         5,800   Cadbury Schweppes PLC                                                                     49,458
                 --------------------------------------------------------------------------------
        13,000   Caradon PLC                                                                               39,107
                 --------------------------------------------------------------------------------
         8,400   Chubb Security                                                                            41,601
                 --------------------------------------------------------------------------------
         6,500   Compass Group                                                                             44,531
                 --------------------------------------------------------------------------------
         6,900   Grand Metropolitan PLC                                                                    46,690
                 --------------------------------------------------------------------------------
         3,400   Imperial Chemical Industries PLC                                                          39,559
                 --------------------------------------------------------------------------------
         8,000   Marks & Spencer PLC                                                                       54,072
                 --------------------------------------------------------------------------------
         4,000   (d)Midlands Electricity                                                                   56,767
                 --------------------------------------------------------------------------------
         3,000   RMC Group PLC                                                                             47,650
                 --------------------------------------------------------------------------------
         3,100   RTZ Corp. PLC                                                                             44,492
                 --------------------------------------------------------------------------------
         6,700   Rank Organisation PLC                                                                     42,260
                 --------------------------------------------------------------------------------
         4,200   Reckitt & Colman PLC                                                                      43,048
                 --------------------------------------------------------------------------------
        27,300   Rugby Group PLC                                                                           44,720
                 --------------------------------------------------------------------------------
         7,700   (d)Scottish Power PLC                                                                     44,441
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
                                                                                                      IN U.S.
    SHARES                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 FOREIGN EQUITY--CONTINUED
                 --------------------------------------------------------------------------------
                 UNITED KINGDOM--CONTINUED
                 --------------------------------------------------------------------------------
        23,700   Sedgwick Group PLC                                                                $       43,721
                 --------------------------------------------------------------------------------
         7,000   Smith, W.H. Group PLC                                                                     46,402
                 --------------------------------------------------------------------------------
         5,000   Thames Water PLC                                                                          42,292
                 --------------------------------------------------------------------------------
        10,600   Tomkins PLC                                                                               42,841
                 --------------------------------------------------------------------------------
         6,000   Williams Holdings PLC                                                                     30,450
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                  1,059,367
                 --------------------------------------------------------------------------------  --------------
                 TOTAL FOREIGN EQUITY                                                                   6,078,118
                 --------------------------------------------------------------------------------  --------------
                 TOTAL STOCKS (IDENTIFIED COST $27,323,416)                                            31,659,400
                 --------------------------------------------------------------------------------  --------------
   PRINCIPAL
    AMOUNT
---------------  --------------------------------------------------------------------------------
BONDS--64.5%
-------------------------------------------------------------------------------------------------
                 TREASURY--29.8%
                 --------------------------------------------------------------------------------
 $  36,775,000   U.S. Treasury Notes, 6.50%-7.50%, 04/30/1999-10/31/1999                               38,300,316
                 --------------------------------------------------------------------------------  --------------
                 MORTGAGE-BACKED SECURITIES--19.6%
                 --------------------------------------------------------------------------------
                 GOVERNMENT AGENCY--19.6%
                 --------------------------------------------------------------------------------
       383,067   Federal Home Loan Mortgage Corp., 7.50%, 05/01/2024                                      387,848
                 --------------------------------------------------------------------------------
       995,814   Federal Home Loan Mortgage Corp., 7.00%, 8/1/2025                                        996,730
                 --------------------------------------------------------------------------------
       260,611   Federal Home Loan Mortgage Corp., 7.00%, 07/01/2024                                      259,629
                 --------------------------------------------------------------------------------
     1,064,839   Federal Home Loan Mortgage Corp., 6.50%, 9/1/2025                                      1,043,532
                 --------------------------------------------------------------------------------
       458,661   Federal Home Loan Mortgage Corp., 8.00%, 11/01/2009                                      473,705
                 --------------------------------------------------------------------------------
       364,047   Federal Home Loan Mortgage Corp., 7.00%, 04/01/2009                                      368,593
                 --------------------------------------------------------------------------------
       992,752   Federal Home Loan Mortgage Corp., 6.50%, 9/1/2010                                        990,876
                 --------------------------------------------------------------------------------
       699,444   Federal Home Loan Mortgage Corp., 7.00%, 04/01/2009                                      708,180
                 --------------------------------------------------------------------------------
     1,967,923   Federal National Mortgage Association, 7.50%, 7/1/2025                                 2,002,952
                 --------------------------------------------------------------------------------
       933,439   Federal National Mortgage Association, 7.50%, 9/1/2009                                   955,589
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
   PRINCIPAL                                                                                          IN U.S.
    AMOUNT                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
BONDS--CONTINUED
-------------------------------------------------------------------------------------------------
                 MORTGAGE-BACKED SECURITIES--CONTINUED
                 --------------------------------------------------------------------------------
                 GOVERNMENT AGENCY--CONTINUED
                 --------------------------------------------------------------------------------
 $     468,653   Federal National Mortgage Association, 7.00%, 5/1/2001                            $      475,969
                 --------------------------------------------------------------------------------
       505,967   Federal National Mortgage Association, 7.00%, 07/01/2024                                 505,962
                 --------------------------------------------------------------------------------
     1,074,548   Federal National Mortgage Association, 9.50%, 10/01/2024                               1,138,333
                 --------------------------------------------------------------------------------
       977,995   Federal National Mortgage Association, 7.00%, 1/1/2024                                   977,985
                 --------------------------------------------------------------------------------
       214,678   Federal National Mortgage Association, 7.50%, 06/01/2009                                 219,772
                 --------------------------------------------------------------------------------
       956,516   Federal National Mortgage Association, 6.50%, 6/1/2009                                   954,412
                 --------------------------------------------------------------------------------
       494,336   Federal National Mortgage Association, 8.00%, 11/01/2024                                 509,161
                 --------------------------------------------------------------------------------
       873,750   Federal National Mortgage Association, 9.00%, 5/1/2025                                   916,327
                 --------------------------------------------------------------------------------
       208,768   Federal National Mortgage Association, 8.50%, 02/01/2025                                 216,921
                 --------------------------------------------------------------------------------
       952,545   Federal National Mortgage Association, 8.00%, 7/1/2025                                   981,112
                 --------------------------------------------------------------------------------
     1,016,147   Federal National Mortgage Association, 7.00%, 7/1/2025                                 1,016,137
                 --------------------------------------------------------------------------------
     1,018,206   Federal National Mortgage Association, 6.50%, 9/1/2025                                   996,875
                 --------------------------------------------------------------------------------
     1,099,125   Federal National Mortgage Association, 6.50%, 10/1/2025                                1,076,099
                 --------------------------------------------------------------------------------
     1,094,937   Government National Mortgage Association, 8.00%, 11/15/2024                            1,133,249
                 --------------------------------------------------------------------------------
     1,563,605   Government National Mortgage Association, 8.50%, 10/15/2024                            1,632,482
                 --------------------------------------------------------------------------------
       247,853   Government National Mortgage Association, 7.00%, 08/15/2024                              248,547
                 --------------------------------------------------------------------------------
     2,533,646   Government National Mortgage Association, 7.50%, 4/15/2024                             2,587,436
                 --------------------------------------------------------------------------------
     1,314,626   Government National Mortgage Association, 9.00%, 4/15/2025                             1,386,497
                 --------------------------------------------------------------------------------  --------------
                 TOTAL MORTGAGE-BACKED SECURITIES                                                      25,160,910
                 --------------------------------------------------------------------------------  --------------
                 INVESTMENT GRADE BONDS--7.6%
                 --------------------------------------------------------------------------------
                 AEROSPACE & DEFENSE--0.2%
                 --------------------------------------------------------------------------------
       250,000   McDonnell Douglas Finance, Note, 9.40%, 10/15/2001                                       278,087
                 --------------------------------------------------------------------------------  --------------
                 AUTOMOTIVE--0.2%
                 --------------------------------------------------------------------------------
       200,000   Chrysler Auburn Hills, Deb., 12.00%, 5/1/2020                                            308,380
                 --------------------------------------------------------------------------------  --------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
   PRINCIPAL                                                                                          IN U.S.
    AMOUNT                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
BONDS--CONTINUED
-------------------------------------------------------------------------------------------------
                 INVESTMENT GRADE BONDS--CONTINUED
                 --------------------------------------------------------------------------------
                 BANKING--0.5%
                 --------------------------------------------------------------------------------
 $     330,000   Chase Manhattan, Sub. Note, 8.00%, 5/1/2005                                       $      344,738
                 --------------------------------------------------------------------------------
       250,000   Crestar Financial Corp, Sub. Note, 8.75%, 11/15/2004                                     287,367
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    632,105
                 --------------------------------------------------------------------------------  --------------
                 BEVERAGE & TOBACCO--0.4%
                 --------------------------------------------------------------------------------
       250,000   Philip Morris Cos., Inc., Deb., 6.00%, 7/15/2001                                         246,300
                 --------------------------------------------------------------------------------
       250,000   RJR Nabisco, Inc., Note, 9.25%, 8/5/2013                                                 255,108
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    501,408
                 --------------------------------------------------------------------------------  --------------
                 CHEMICALS & PLASTICS--0.2%
                 --------------------------------------------------------------------------------
       200,000   (c)Bayer Corp, Deb., 7.125%, 10/1/2015                                                   208,180
                 --------------------------------------------------------------------------------  --------------
                 CONGLOMERATES--0.2%
                 --------------------------------------------------------------------------------
       275,000   Leucadia National, Sr. Sub. Note, 8.25%, 6/15/2005                                       290,306
                 --------------------------------------------------------------------------------  --------------
                 FINANCE--AUTOMOTIVE--0.2%
                 --------------------------------------------------------------------------------
       250,000   Ford Motor Credit Co., Note, 6.85%, 8/15/2000                                            258,045
                 --------------------------------------------------------------------------------  --------------
                 FINANCE-RETAIL--0.1%
                 --------------------------------------------------------------------------------
       150,000   Household Finance, Deb., 6.45%, 2/1/2009                                                 148,918
                 --------------------------------------------------------------------------------  --------------
                 FINANCIAL INTERMEDIARIES--0.9%
                 --------------------------------------------------------------------------------
       225,000   American General Corp., S.F. Deb., 9.625%, 2/1/2018                                      248,339
                 --------------------------------------------------------------------------------
       250,000   Equitable Cos., Inc., Sr. Note, 9%, 12/15/2004                                           291,525
                 --------------------------------------------------------------------------------
       250,000   Greentree Financial Corp, Sr. Sub. Note, 10.25%, 6/1/2002                                301,950
                 --------------------------------------------------------------------------------
       300,000   Merrill Lynch, Medium Term Note, 7.25%, 6/14/2004                                        305,334
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                  1,147,148
                 --------------------------------------------------------------------------------  --------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
   PRINCIPAL                                                                                          IN U.S.
    AMOUNT                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
BONDS--CONTINUED
-------------------------------------------------------------------------------------------------
                 INVESTMENT GRADE BONDS--CONTINUED
                 --------------------------------------------------------------------------------
                 FOOD & DRUG RETAILERS--0.3%
                 --------------------------------------------------------------------------------
 $     300,000   Hook-Superx, Inc., Sr. Note, 10.125%, 6/1/2002                                    $      327,942
                 --------------------------------------------------------------------------------  --------------
                 FOOD PRODUCTS--0.4%
                 --------------------------------------------------------------------------------
       275,000   Dr. Pepper-7-Up Cos., Sr. Sub. Disc. Note, 0/11.50%, 11/1/2002                           256,856
                 --------------------------------------------------------------------------------
       500,000   Grand Metropolitan Investment Corp., 8.13%, 1/6/2004                                     298,475
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    555,331
                 --------------------------------------------------------------------------------  --------------
                 GOVERNMENT AGENCY--0.6%
                 --------------------------------------------------------------------------------
       250,000   Federal National Mortgage Association, Note, 7.43%, 8/4/2005                             257,075
                 --------------------------------------------------------------------------------
       250,000   Federal National Mortgage Association 8.59%, 2/3/2005                                    263,398
                 --------------------------------------------------------------------------------
       200,000   Tennessee Valley Authority 7.318%, 5/31/1999                                             201,662
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    722,135
                 --------------------------------------------------------------------------------  --------------
                 INDUSTRIAL PRODUCTS & EQUIPMENT--0.5%
                 --------------------------------------------------------------------------------
       350,000   Joy Technologies Inc, Sr. Note, 10.25%, 9/1/2003                                         395,433
                 --------------------------------------------------------------------------------
       200,000   Varity Corp, Sr. Note, 11.375%, 11/15/1998                                               209,698
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    605,131
                 --------------------------------------------------------------------------------  --------------
                 INSURANCE--0.4%
                 --------------------------------------------------------------------------------
       250,000   Continental Corp, Note, 8.25%, 4/15/1999                                                 264,920
                 --------------------------------------------------------------------------------
       250,000   Sunamerica Inc, Medium Term Note, 7.34%, 8/30/2005                                       262,984
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    527,904
                 --------------------------------------------------------------------------------  --------------
                 METALS & MINING--0.2%
                 --------------------------------------------------------------------------------
       250,000   Santa Fe Pacific Gold Co, Note, 8.375%, 7/1/2005                                         255,000
                 --------------------------------------------------------------------------------  --------------
                 OIL & GAS--0.5%
                 --------------------------------------------------------------------------------
       225,000   Occidental Petroleum Corp., Sr. Note, 11.75%, 3/15/2011                                  240,014
                 --------------------------------------------------------------------------------
       350,000   USX Corp., Note, 6.375%, 7/15/1998                                                       351,498
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    591,512
                 --------------------------------------------------------------------------------  --------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
   PRINCIPAL                                                                                          IN U.S.
    AMOUNT                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
BONDS--CONTINUED
-------------------------------------------------------------------------------------------------
                 INVESTMENT GRADE BONDS--CONTINUED
                 --------------------------------------------------------------------------------
                 PRINTING & PUBLISHING--0.2%
                 --------------------------------------------------------------------------------
 $     250,000   News America Holdings, Sr. Note, 7.50%, 3/1/2000                                  $      262,037
                 --------------------------------------------------------------------------------  --------------
                 RETAILERS--0.2%
                 --------------------------------------------------------------------------------
       250,000   J.C. Penney Co., S.F. Deb., 9.75%, 6/15/2021                                             293,717
                 --------------------------------------------------------------------------------  --------------
                 SOVEREIGN GOVERNMENT--0.6%
                 --------------------------------------------------------------------------------
       300,000   (c)Freeport Terminal (Malta), Gtd. Global Note, 7.50%, 3/29/2009                         317,289
                 --------------------------------------------------------------------------------
       250,000   Quebec Province, Deb., 7.5%, 7/15/2023                                                   256,912
                 --------------------------------------------------------------------------------
       200,000   Republic of South Africa, Global Bond Deb., 9.625%, 12/15/1999                           213,378
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    787,579
                 --------------------------------------------------------------------------------  --------------
                 TELECOMMUNICATIONS & CELLULAR--0.4%
                 --------------------------------------------------------------------------------
       300,000   Cox Communications Inc., Note, 6.375%, 6/15/2000                                         303,453
                 --------------------------------------------------------------------------------
       250,000   TCI Communications Inc, Note, 6.82%, 9/15/2010                                           253,167
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    556,620
                 --------------------------------------------------------------------------------  --------------
                 UTILITIES--0.4%
                 --------------------------------------------------------------------------------
       200,000   Duke Power Co., 1st Mtg. Note, 7.00%, 9/1/2005                                           201,928
                 --------------------------------------------------------------------------------
       200,000   Gulf States Utilities, FMB, 6.75%, 10/1/1998                                             202,174
                 --------------------------------------------------------------------------------
       125,000   Pedernales Electric Coop., Inc., 10.875%, 09/01/17                                       140,761
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    544,863
                 --------------------------------------------------------------------------------  --------------
                 TOTAL INVESTMENT GRADE BONDS                                                           9,802,348
                 --------------------------------------------------------------------------------  --------------
                 HIGH YIELD BONDS--2.4%
                 --------------------------------------------------------------------------------
                 AEROSPACE & DEFENSE--0.0%
                 --------------------------------------------------------------------------------
        50,000   Tracor, Inc., Sr. Sub. Note, 10.875%, 8/15/2001                                           51,875
                 --------------------------------------------------------------------------------  --------------
                 AUTOMOTIVE--0.1%
                 --------------------------------------------------------------------------------
        50,000   Aftermarket Technology Co., Sr. Sub. Note, 12.00%, 8/1/2004                               52,375
                 --------------------------------------------------------------------------------
        50,000   Exide Corp., Sr. Note, 10%, 4/15/2005                                                     54,000
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    106,375
                 --------------------------------------------------------------------------------  --------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
   PRINCIPAL                                                                                          IN U.S.
    AMOUNT                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
BONDS--CONTINUED
-------------------------------------------------------------------------------------------------
                 HIGH YIELD BONDS--CONTINUED
                 --------------------------------------------------------------------------------
                 BANKING--0.1%
                 --------------------------------------------------------------------------------
 $      75,000   First Nationwide Holdings, Sr. Note, 12.25%, 5/15/2001                            $       85,594
                 --------------------------------------------------------------------------------  --------------
                 BROADCAST RADIO & TV--0.2%
                 --------------------------------------------------------------------------------
        50,000   Chancellor Broadcasting Co., Sr. Sub. Note, 12.50%, 10/1/2004                             53,750
                 --------------------------------------------------------------------------------
       125,000   SCI Television, Sr. Secd. Note, 11.00%, 6/30/2005                                        132,500
                 --------------------------------------------------------------------------------
        50,000   Sinclair Broadcast Group, Sr. Sub. Note, 10.00%, 9/30/2005                                51,375
                 --------------------------------------------------------------------------------
        50,000   Young Broadcasting Corp., Sr. Sub. Note, 10.125%, 2/15/2005                               52,875
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    290,500
                 --------------------------------------------------------------------------------  --------------
                 CABLE TELEVISION--0.2%
                 --------------------------------------------------------------------------------
        50,000   CAI Wireless Systems, Sr. Note, 12.25%, 9/15/2002                                         52,938
                 --------------------------------------------------------------------------------
        75,000   Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013                                        79,125
                 --------------------------------------------------------------------------------
       100,000   International Cabletel, Sr. Note, 0/12.75%, 4/15/2005                                     61,125
                 --------------------------------------------------------------------------------
        50,000   Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority Note, 10.00%,
                 3/15/2005                                                                                 52,625
                 --------------------------------------------------------------------------------
        50,000   TeleWest PLC, 0/11.00%, Sr. Disc. Deb., 10/1/2007                                         29,312
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    275,125
                 --------------------------------------------------------------------------------  --------------
                 CHEMICALS & PLASTICS--0.2%
                 --------------------------------------------------------------------------------
       125,000   Arcadian Partners LP, Sr. Note, Series B, 10.75%, 5/1/2005                               137,500
                 --------------------------------------------------------------------------------
        50,000   (c)Crain Industries, Inc., Sr. Sub. Note, 13.5%, 8/15/2005                                50,875
                 --------------------------------------------------------------------------------
        75,000   G-I Holdings, Sr. Disc. Note, 0%, 10/1/1998                                               56,906
                 --------------------------------------------------------------------------------
        50,000   Harris Chemical, Sr. Secd. Disc. Note, 0/10.25%, 7/15/2001                                46,750
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    292,031
                 --------------------------------------------------------------------------------  --------------
                 CLOTHING & TEXTILES--0.1%
                 --------------------------------------------------------------------------------
       125,000   Westpoint Stevens, Inc., Sr. Sub. Deb., 9.375%, 12/15/2005                               126,875
                 --------------------------------------------------------------------------------  --------------
                 CONGLOMERATES--0.1%
                 --------------------------------------------------------------------------------
        75,000   Sherritt Gordon Ltd., Sr. Note, 9.75%, 4/1/2003                                           78,375
                 --------------------------------------------------------------------------------  --------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
   PRINCIPAL                                                                                          IN U.S.
    AMOUNT                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
BONDS--CONTINUED
-------------------------------------------------------------------------------------------------
                 HIGH YIELD BONDS--CONTINUED
                 --------------------------------------------------------------------------------
                 CONSUMER PRODUCTS--0.1%
                 --------------------------------------------------------------------------------
 $      50,000   (c)Herff Jones, Inc., Sr. Sub. Note, 11.00%, 8/15/2005                            $       52,875
                 --------------------------------------------------------------------------------
        50,000   Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003                           44,250
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                     97,125
                 --------------------------------------------------------------------------------  --------------
                 CONTAINER & GLASS PRODUCTS--0.1%
                 --------------------------------------------------------------------------------
       100,000   Owens Illinois, Inc., Sr. Sub. Note, 9.75%, 8/15/2004                                    104,250
                 --------------------------------------------------------------------------------
        50,000   Portola Packaging Inc., Sr. Note, 10.75%, 10/1/2005                                       51,625
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    155,875
                 --------------------------------------------------------------------------------  --------------
                 ECOLOGICAL SERVICES & EQUIPMENT--0.1%
                 --------------------------------------------------------------------------------
        50,000   Mid-American Waste Systems, Inc., Sr. Sub. Note, 12.25%,
                 2/15/2003                                                                                 48,500
                 --------------------------------------------------------------------------------  --------------
                 FOOD & DRUG RETAILERS--0.1%
                 --------------------------------------------------------------------------------
        50,000   Pathmark Stores, Inc., Sr. Sub. Note, 9.625%, 5/1/2003                                    46,813
                 --------------------------------------------------------------------------------
        50,000   Ralph's Grocery Co., Sr. Note, 10.45%, 6/15/2004                                          49,375
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                     96,188
                 --------------------------------------------------------------------------------  --------------
                 FOOD PRODUCTS--0.1%
                 --------------------------------------------------------------------------------
        50,000   Curtice-Burns Foods, Inc., Sr. Sub. Note, 12.25%, 2/1/2005                                51,500
                 --------------------------------------------------------------------------------
        50,000   Specialty Foods Corp., Sr. Note, 11.125%, 10/1/2002                                       47,500
                 --------------------------------------------------------------------------------
        25,000   (c)Van de Kamp's Inc., Sr. Sub. Note, 12.00%, 9/15/2005                                   25,812
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    124,812
                 --------------------------------------------------------------------------------  --------------
                 FOOD SERVICES--0.1%
                 --------------------------------------------------------------------------------
       125,000   Flagstar Corp., Sr. Note, 10.875%, 12/1/2002                                             114,375
                 --------------------------------------------------------------------------------  --------------
                 FOREST PRODUCTS--0.1%
                 --------------------------------------------------------------------------------
        50,000   Repap New Brunswick, 2nd Priority Sr. Secd. Note, 10.625%,
                 4/15/2005                                                                                 49,687
                 --------------------------------------------------------------------------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
   PRINCIPAL                                                                                          IN U.S.
    AMOUNT                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
BONDS--CONTINUED
-------------------------------------------------------------------------------------------------
                 HIGH YIELD BONDS--CONTINUED
                 --------------------------------------------------------------------------------
                 FOREST PRODUCTS--CONTINUED
                 --------------------------------------------------------------------------------
 $      50,000   Stone Container Corp., Sr. Note, 9.875%, 2/1/2001                                 $       48,687
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                     98,374
                 --------------------------------------------------------------------------------  --------------
                 HEALTHCARE--0.0%
                 --------------------------------------------------------------------------------
        50,000   Tenet Healthcare, Sr. Sub. Note, 10.125%, 3/1/2005                                        54,437
                 --------------------------------------------------------------------------------  --------------
                 HOME PRODUCTS & FURNISHINGS--0.1%
                 --------------------------------------------------------------------------------
        50,000   Triangle Pacific Corp., Sr. Note, 10.5%, 8/1/2003                                         52,500
                 --------------------------------------------------------------------------------  --------------
                 LEISURE & ENTERTAINMENT--0.1%
                 --------------------------------------------------------------------------------
        50,000   Alliance Entertainment , Sr. Sub. Note, 11.25%, 7/15/2005                                 50,000
                 --------------------------------------------------------------------------------
       100,000   (c)Six Flags Theme Parks, Sr. Sub. Disc. Note, 12.25%, 6/15/2005                          78,250
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    128,250
                 --------------------------------------------------------------------------------  --------------
                 MACHINERY & EQUIPMENT--0.1%
                 --------------------------------------------------------------------------------
        50,000   Primeco Inc., Sr. Sub. Note, 12.75%, 3/1/2005                                             52,125
                 --------------------------------------------------------------------------------
        50,000   Waters Corp., Sr. Sub. Note, 12.75%, 9/30/2004                                            55,250
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    107,375
                 --------------------------------------------------------------------------------  --------------
                 OIL & GAS--0.1%
                 --------------------------------------------------------------------------------
        50,000   Falcon Drilling Company, Sr. Note, 9.75%, 1/15/2001                                       50,750
                 --------------------------------------------------------------------------------
        50,000   United Meridian Corp., Sr. Sub. Note, 10.375%, 10/15/2005                                 51,125
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    101,875
                 --------------------------------------------------------------------------------  --------------
                 RETAILERS--0.1%
                 --------------------------------------------------------------------------------
       125,000   Brylane Capital Corp., Sr. Sub. Note, 10.00%, 9/1/2003                                   109,375
                 --------------------------------------------------------------------------------  --------------
                 SERVICES--0.0%
                 --------------------------------------------------------------------------------
        25,000   (c)Coinmach Corp., Sr. Note, 11.75%, 11/15/2005                                           25,312
                 --------------------------------------------------------------------------------  --------------
                 STEEL--0.0%
                 --------------------------------------------------------------------------------
        50,000   GS Technologies Operating Co., Inc., Sr. Note, 12.00%, 9/1/2004                           49,500
                 --------------------------------------------------------------------------------  --------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       VALUE
   PRINCIPAL                                                                                          IN U.S.
    AMOUNT                                                                                            DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
BONDS--CONTINUED
-------------------------------------------------------------------------------------------------
                 HIGH YIELD BONDS--CONTINUED
                 --------------------------------------------------------------------------------
                 SURFACE TRANSPORTATION--0.0%
                 --------------------------------------------------------------------------------
 $      50,000   Gearbulk Holding Limited, Sr. Note, 11.25%, 12/1/2004                             $       53,125
                 --------------------------------------------------------------------------------  --------------
                 TELECOMMUNICATIONS & CELLULAR--0.2%
                 --------------------------------------------------------------------------------
        50,000   (c)IXC Communications, Inc., Sr. Note, 12.50%, 10/1/2005                                  52,375
                 --------------------------------------------------------------------------------
        50,000   MetroCall Inc., Sr. Sub. Note, 10.375%, 10/1/2007                                         51,750
                 --------------------------------------------------------------------------------
        25,000   MobileMedia Communication, Sr. Sub. Note, 9.375%, 11/1/2007                               25,312
                 --------------------------------------------------------------------------------
        75,000   Nextel Communications, Inc., Sr. Disc. Note, 0/11.50%, 9/1/2003                           45,206
                 --------------------------------------------------------------------------------
        50,000   Paging Network, Sr. Sub. Note, 10.125%, 8/1/2007                                          53,375
                 --------------------------------------------------------------------------------
        75,000   Panamsat, L.P., Sr. Sub. Disc. Note, 8/1/2003                                             61,125
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    289,143
                 --------------------------------------------------------------------------------  --------------
                 UTILITIES--0.1%
                 --------------------------------------------------------------------------------
        75,000   California Energy Co., Sr. Disc. Note, 1/15/2004                                          69,750
                 --------------------------------------------------------------------------------  --------------
                 TOTAL HIGH YIELD BONDS                                                                 3,082,641
                 --------------------------------------------------------------------------------  --------------
    FOREIGN
   CURRENCY
  PAR AMOUNT
---------------  --------------------------------------------------------------------------------
                 FOREIGN BONDS--5.1%
                 --------------------------------------------------------------------------------
                 AUSTRALIAN DOLLAR--0.1%
                 --------------------------------------------------------------------------------
       150,000   State Bank of New South Wales, 12.25%, 2/26/2001                                         129,972
                 --------------------------------------------------------------------------------  --------------
                 BELGIAN FRANC--0.3%
                 --------------------------------------------------------------------------------
     3,200,000   Belgian Gov't., Foreign Gov't. Guarantee, 10.00%, 4/5/1996                               109,906
                 --------------------------------------------------------------------------------
     6,000,000   Belgium Kingdom, 7.75%, 10/15/2004                                                       215,661
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    325,567
                 --------------------------------------------------------------------------------  --------------
                 CANADIAN DOLLAR--0.2%
                 --------------------------------------------------------------------------------
       375,000   Ontario Hydro, 9.00%, 6/24/2002                                                          300,856
                 --------------------------------------------------------------------------------  --------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

    FOREIGN                                                                                            VALUE
   CURRENCY                                                                                           IN U.S.
  PAR AMOUNT                                                                                          DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
BONDS--CONTINUED
-------------------------------------------------------------------------------------------------
                 FOREIGN BONDS--CONTINUED
                 --------------------------------------------------------------------------------
                 DENMARK KRONE--0.2%
                 --------------------------------------------------------------------------------
     1,200,000   Denmark, 8.00%, 5/15/2003                                                         $      225,369
                 --------------------------------------------------------------------------------  --------------
                 FRENCH FRANC--0.6%
                 --------------------------------------------------------------------------------
     1,400,000   KFW International France, 7.00%, 5/12/2000                                               289,124
                 --------------------------------------------------------------------------------
     2,350,000   France O.A.T., 8.50%, 11/25/2002                                                         519,303
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                    808,427
                 --------------------------------------------------------------------------------  --------------
                 DEUTSCHE MARK--0.8%
                 --------------------------------------------------------------------------------
       300,000   Bundesobligationen, Deb., 7.25%, 10/20/1997                                              219,311
                 --------------------------------------------------------------------------------
     1,100,000   Treuhandanstalt, 7.75%, 10/1/2002                                                        840,725
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                  1,060,036
                 --------------------------------------------------------------------------------  --------------
                 ITALIAN LIRA--0.4%
                 --------------------------------------------------------------------------------
   850,000,000   Buoni Poliennali Del Tes, 9.50%, 1/1/2005                                                479,914
                 --------------------------------------------------------------------------------  --------------
                 JAPANESE YEN--1.3%
                 --------------------------------------------------------------------------------
    65,000,000   Export-Import Bank Japan, 4.375%, 10/1/2003                                              716,277
                 --------------------------------------------------------------------------------
    42,000,000   Interamerican Development, Deb., 7.25%, 5/15/2000                                        512,358
                 --------------------------------------------------------------------------------
    33,000,000   KFW International Finance, 6.00%, 11/29/1999                                             382,703
                 --------------------------------------------------------------------------------  --------------
                 Total                                                                                  1,611,338
                 --------------------------------------------------------------------------------  --------------
                 NETHERLAND GUILDER--0.3%
                 --------------------------------------------------------------------------------
       700,000   Netherlands Government, 5.75%, 1/15/2004                                                 426,234
                 --------------------------------------------------------------------------------  --------------
                 SPAINISH PESETA--0.2%
                 --------------------------------------------------------------------------------
    40,000,000   Spanish Government, 10.00%, 2/28/2005                                                    320,830
                 --------------------------------------------------------------------------------  --------------
                 SWEDISH KRONA--0.2%
                 --------------------------------------------------------------------------------
     2,000,000   Sweden, 6.00%, 2/9/2005                                                                  254,479
                 --------------------------------------------------------------------------------  --------------


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

    FOREIGN                                                                                            VALUE
   CURRENCY                                                                                           IN U.S.
  PAR AMOUNT                                                                                          DOLLARS
---------------  --------------------------------------------------------------------------------  --------------
BONDS--CONTINUED
-------------------------------------------------------------------------------------------------
                 FOREIGN BONDS--CONTINUED
                 --------------------------------------------------------------------------------
                 UNITED KINGDOM POUND--0.5%
                 --------------------------------------------------------------------------------
       365,000   UK Conversion, 9.00%, 3/3/2000                                                    $      601,395
                 --------------------------------------------------------------------------------  --------------
                 TOTAL FOREIGN BONDS                                                                    6,544,417
                 --------------------------------------------------------------------------------  --------------
                 TOTAL BONDS (IDENTIFIED COST $81,308,571)                                             82,890,632
                 --------------------------------------------------------------------------------  --------------
   PRINCIPAL
    AMOUNT
---------------
(A)CASH EQUIVALENTS--9.6%
-------------------------------------------------------------------------------------------------
                 TREASURY SECURITIES--3.8%
                 --------------------------------------------------------------------------------
 $   5,000,000   U.S. Treasury Bill, 03/14/1996 (identified cost $4,923,921)                            4,925,200
                 --------------------------------------------------------------------------------  --------------
                 (E)REPURCHASE AGREEMENT--5.8%
                 --------------------------------------------------------------------------------
     7,430,000   J.P. Morgan Securities, Inc., 5.930%, dated 11/30/1995, due 12/1/1995 (at
                 amortized cost)                                                                        7,430,000
                 --------------------------------------------------------------------------------  --------------
                 TOTAL CASH EQUIVALENTS                                                                12,355,200
                 --------------------------------------------------------------------------------  --------------
                 TOTAL INVESTMENTS (IDENTIFIED COST $120,985,908)(F)                               $  126,905,232
                 --------------------------------------------------------------------------------  --------------


 (a) The Fund purchases Index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the Index and minimizing trade costs. The total market value of 13 S&P 500 open Index futures contracts is $3,955,375 at November 30, 1995, which represents 3.1% of net assets. Taking into consideration these open Index futures contracts, the Fund's effective, total exposure to Large Cap Stocks and total stocks is 9.6% and 27.7%, respectively. The fund holds cash equivalents as collateral for the 13 S&P 500 Futures contracts.

 (b) Non-income producing security.


 (c) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At the end of the period, these securities amounted to $994,118 which represents 0.8% of net assets.



 (d) The utility stocks are shown in the asset category in which they were purchased. The Fund's total exposure to utility stocks is 10.7% of net assets.


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

 (e) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

 (f) The cost of investments for federal tax purposes amounts to $121,050,559. The net unrealized appreciation of investments on a federal tax basis amounts to $5,854,673 which is comprised of $6,230,538 appreciation and $375,865 depreciation at November 30, 1995.


Note: The categories of investments are shown as a percentage of net assets
      ($128,501,918) at November 30, 1995.

The following acronyms are used throughout this portfolio:

ADR--American Depository Receipt
GDR--Global Depository Receipts
GTD--Guaranty
LP--Limited Partnership
PEPS--Participating Equity Preferred Stock
PLC--Public Limited Company
STRYPES--Structured Yield Product Exchangeable for Stock

(See Notes which are an integral part of the Financial Statements)


FEDERATED MANAGED GROWTH AND INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

ASSETS:
---------------------------------------------------------------------------------------------------
Total investments in securities, at value (identified cost $120,985,908, and tax cost $121,050,559)  $ 126,905,232
---------------------------------------------------------------------------------------------------
Cash denominated in foreign currencies (identified cost $80,009)                                            78,939
---------------------------------------------------------------------------------------------------
Income receivable                                                                                        1,621,160
---------------------------------------------------------------------------------------------------
Receivable for investments sold                                                                             99,908
---------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                 465,183
---------------------------------------------------------------------------------------------------
Receivable for foreign currency sold                                                                        58,543
---------------------------------------------------------------------------------------------------
Deferred expenses                                                                                           40,709
---------------------------------------------------------------------------------------------------  -------------
    Total assets                                                                                       129,269,674
---------------------------------------------------------------------------------------------------
LIABILITIES:
---------------------------------------------------------------------------------------------------
Payable for investments purchased                                                         $ 352,976
----------------------------------------------------------------------------------------
Payable for shares redeemed                                                                   1,199
----------------------------------------------------------------------------------------
Payable to Bank                                                                             259,767
----------------------------------------------------------------------------------------
Payable for taxes withheld                                                                    3,049
----------------------------------------------------------------------------------------
Payable for daily variation margin                                                            5,050
----------------------------------------------------------------------------------------
Payable for foreign currency purchased                                                       58,543
----------------------------------------------------------------------------------------
Accrued expenses                                                                             87,172
----------------------------------------------------------------------------------------  ---------
    Total liabilities                                                                                      767,756
---------------------------------------------------------------------------------------------------  -------------
Net Assets for 11,537,539 shares outstanding                                                         $ 128,501,918
---------------------------------------------------------------------------------------------------  -------------
NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------
Paid in capital                                                                                      $ 119,471,067
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, translation of assets and
liabilities in foreign currency, and futures contracts                                                   6,130,173
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments, foreign currency transactions,
and futures contracts                                                                                    1,612,126
---------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                      1,288,552
---------------------------------------------------------------------------------------------------  -------------
    Total Net Assets                                                                                 $ 128,501,918
---------------------------------------------------------------------------------------------------  -------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
---------------------------------------------------------------------------------------------------
Institutional Shares $103,714,993 / 9,308,790 shares outstanding                                            $11.14
---------------------------------------------------------------------------------------------------  -------------
Select Shares $24,786,925 / 2,228,749 shares outstanding                                                    $11.12
---------------------------------------------------------------------------------------------------  -------------


(See Notes which are an integral part of the Financial Statements)

FEDERATED MANAGED GROWTH AND INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
----------------------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $8,032)                                                   $  640,159
----------------------------------------------------------------------------------------------------
Interest (net of foreign taxes withheld of $1,322)                                                     4,300,586
----------------------------------------------------------------------------------------------------  ----------
    Total income                                                                                       4,940,745
----------------------------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------------------------------
Investment advisory fee                                                                    $ 606,491
-----------------------------------------------------------------------------------------
Administrative personnel and services fee                                                    155,000
-----------------------------------------------------------------------------------------
Custodian fees                                                                                96,416
-----------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                      43,257
-----------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                      2,474
-----------------------------------------------------------------------------------------
Auditing fees                                                                                 12,407
-----------------------------------------------------------------------------------------
Legal fees                                                                                     2,550
-----------------------------------------------------------------------------------------
Portfolio accounting fees                                                                     33,646
-----------------------------------------------------------------------------------------
Distribution services fee--Select Shares                                                      82,559
-----------------------------------------------------------------------------------------
Shareholder services fee--Institutional Shares                                               174,647
-----------------------------------------------------------------------------------------
Shareholder services fee--Select Shares                                                       27,520
-----------------------------------------------------------------------------------------
Share registration costs                                                                      41,206
-----------------------------------------------------------------------------------------
Printing and postage                                                                          38,221
-----------------------------------------------------------------------------------------
Insurance premiums                                                                             5,190
-----------------------------------------------------------------------------------------
Taxes                                                                                             48
-----------------------------------------------------------------------------------------
Miscellaneous                                                                                 17,181
-----------------------------------------------------------------------------------------  ---------
    Total expenses                                                                         1,338,813
-----------------------------------------------------------------------------------------
Waivers--
-----------------------------------------------------------------------------------------
Waiver of investment advisory fee                                               $(243,174)
------------------------------------------------------------------------------
Waiver of distribution services fee--Select Shares                                (27,520)
------------------------------------------------------------------------------
Waiver of shareholder services fee--Institutional Shares                         (174,647)
------------------------------------------------------------------------------  ---------
    Total waivers                                                                           (445,341)
-----------------------------------------------------------------------------------------  ---------
        Net expenses                                                                                     893,472
----------------------------------------------------------------------------------------------------  ----------
            Net investment income                                                                      4,047,273
----------------------------------------------------------------------------------------------------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY, AND FUTURES CONTRACTS:
----------------------------------------------------------------------------------------------------
Net realized gain on investments, foreign currency transactions, and futures contracts                 2,155,646
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments, translation of assets and
liabilities in foreign currency, and futures contracts                                                 6,986,534
----------------------------------------------------------------------------------------------------  ----------
    Net realized and unrealized gain on investments, foreign currency, and futures contracts           9,142,180
----------------------------------------------------------------------------------------------------  ----------
        Change in net assets resulting from operations                                               $13,189,453
----------------------------------------------------------------------------------------------------  ----------


(See Notes which are an integral part of the Financial Statements)

FEDERATED MANAGED GROWTH AND INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED      PERIOD ENDED
                                                                                   NOVEMBER 30,     NOVEMBER 30,
                                                                                       1995             1994*
INCREASE (DECREASE) IN NET ASSETS:
--------------------------------------------------------------------------------
OPERATIONS--
--------------------------------------------------------------------------------
Net investment income                                                              $   4,047,273    $   1,036,801
--------------------------------------------------------------------------------
Net realized gain (loss) on investments, foreign currency transactions, and futures contracts ($2,295,469 net gain and $405,899 net loss, respectively,
as computed for federal tax purposes)                                                  2,155,646         (416,902)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of investments, trans-
lation of assets and liabilities in foreign currency, and futures contracts            6,986,534         (856,361)
--------------------------------------------------------------------------------  ---------------  ---------------
    Change in net assets resulting from operations                                    13,189,453         (236,462)
--------------------------------------------------------------------------------  ---------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS--
--------------------------------------------------------------------------------
Distributions from net investment income:
--------------------------------------------------------------------------------
  Institutional Shares                                                                (2,937,306)        (576,693)
--------------------------------------------------------------------------------
  Select Shares                                                                         (373,022)         (35,879)
--------------------------------------------------------------------------------  ---------------  ---------------
    Change in net assets resulting from distributions
    to shareholders                                                                   (3,310,328)        (612,572)
--------------------------------------------------------------------------------  ---------------  ---------------
SHARE TRANSACTIONS--
--------------------------------------------------------------------------------
Proceeds from sale of shares                                                          87,791,342       52,456,535
--------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of distributions
declared                                                                               1,555,355          257,127
--------------------------------------------------------------------------------
Cost of shares redeemed                                                              (18,214,182)      (4,374,350)
--------------------------------------------------------------------------------  ---------------  ---------------
    Change in net assets resulting from share transactions                            71,132,515       48,339,312
--------------------------------------------------------------------------------  ---------------  ---------------
         Change in net assets                                                         81,011,640       47,490,278
--------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------
Beginning of period                                                                   47,490,278         --
--------------------------------------------------------------------------------  ---------------  ---------------
End of period (including undistributed net investment income of $1,288,552 and
$455,224, respectively)                                                            $ 128,501,918    $  47,490,278
--------------------------------------------------------------------------------  ---------------  ---------------


* For the period from January 27, 1994 (start of business) to November 30, 1994.

(See Notes which are an integral part of the Financial Statements)


FEDERATED MANAGED GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

(1) ORGANIZATION


Managed Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four diversified portfolios. The financial statements included herein are only those of Federated Managed Growth and Income Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.


The Fund offers two classes of shares: Institutional Shares (formerly, Institutional Service Shares) and Select Shares. The Institutional Service Shares changed its name to Institutional Shares effective June 30, 1995.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.


     INVESTMENT VALUATIONS--Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Listed equity securities are valued at the last sale price reported on national security exchanges. All other securities are valued at prices provided by an independent pricing service.


     REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal

FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
     Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.


     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency and futures transactions. As a result of these differences, the following required reclassifications have been made to the current year financial statements.

                               INCREASE (DECREASE)
                                   ACCUMULATED                UNDISTRIBUTED NET
                                   NET REALIZED                   INVESTMENT
       PAID-IN CAPITAL               GAIN/LOSS                      INCOME
            $(782)                   $(95,601)                      $96,383



     Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.


     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DEFERRED EXPENSES--The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized using the straight-line method over a period of five years from the Fund's commencement date.

     CONCENTRATION OF CREDIT RISK--The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.


     At November 30, 1995, the industry diversification of foreign securities was as follows:


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

     INDUSTRY                                % OF NET ASSETS
     Agency                                           1.3
     Automobiles                                      0.1
     Banking                                          0.3
     Beverages & Tobacco                              0.1
     Broadcasting & Publishing                        0.1
     Building Materials & Components                  0.3
     Business & Public Services                       0.3
     Chemicals                                        0.3
     Construction & Housing                           0.1
     Data Processing & Reproduction                   0.1
     Electrical & Electronics                         0.1
     Energy Sources                                   0.1
     Financial Services                               0.1
     Food & Household Products                        0.2
     Forest Products & Paper                          0.1
     Health & Personal Care                           0.2

     INDUSTRY                                % OF NET ASSETS
     INDUSTRIAL COMPONENTS                            0.2
     Insurance                                        0.2
     Leisure & Tourism                                0.1
     Machinery & Engineering                          0.5
     Merchandising                                    0.3
     Metals                                           0.2
     Miscellaneous Materials &
       Commodities                                    0.1
     Multi-Industry                                   0.2
     Real Estate                                      0.1
     Recreation, Other Consumer Goods                 0.1
     Sovereign                                        3.3
     State/Provincial                                 0.1
     Supranational                                    0.4
     Telecommunications                               0.2
     Transportation                                   0.2
     Utilities--Electrical & Gas                      0.1



     FUTURES CONTRACTS--The Fund may purchase and sell futures contracts to accommodate cash flows into and out of the Fund's portfolio and to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Upon entering into a stock futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss.



     Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. For the period ended November 30, 1995, the Fund had realized gains of $515,333 on future contracts.


     At November 30, 1995, the Fund had outstanding futures contracts as set forth below:

                                                                                            UNREALIZED
                                                                  TOTAL                    APPRECIATION
    EXPIRATION DATE          CONTRACTS TO DELIVER/RECEIVE      FACE VALUE     POSITION    (DEPRECIATION)
     December 1995                 10 S&P 500 Index Futures       2,845,050     Long        $   191,200
     March 1996                     3 S&P 500 Index Futures         896,750     Long             22,375
                                                                                         -----------------
     Net Unrealized Appreciation on Futures Contracts                                       $   213,575


FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------


     FOREIGN CURRENCY COMMITMENTS--The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At November 30, 1995, the Fund had outstanding foreign currency commitments as set forth below:

                                                                                           UNREALIZED
                                                                                          APPRECIATION
       SETTLEMENT DATE            CONTRACTS TO DELIVER/RECEIVE       IN EXCHANGE FOR     (DEPRECIATION)
     Contracts Purchased
          12/1/95                     2,834 Argentine Peso               $ 2,835                0
          12/5/95                    36,541 Pound Sterling               $55,708              $235


     FOREIGN CURRENCY TRANSLATION--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.


     Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.


     DOLLAR ROLL TRANSACTIONS--The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

     Additional information on each restricted security held at November 30, 1995 is as follows:

                          SECURITY                               ACQUISITION DATE(S)      ACQUISITION COST
     Westinghouse Electric Corp., PEPS                               9/27/95-9/28/95         $  169,275
     Bayer Corp., Deb.                                                       11/9/95            204,630
     Freeport Terminal (Malta), Gtd. Global Note                             6/16/94            284,100
     Crain Industries, Inc., Sr. Sub. Note                                   9/22/95             51,375
     Herff Jones, Inc., Sr. Sub. Note                                        9/14/95             51,750
     Van de Kamp's Inc., Sr. Sub. Note                                       9/14/95             25,000
     Six Flags Theme Parks, Sr. Sub. Disc. Note                              7/17/95             77,798
     Coinmach Corp., Sr. Note                                               11/14/95             25,000
     IXC Communications, Sr. Sub. Note                                       9/25/95             48,635


     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

Transactions in shares were as follows:

                                                                  YEAR ENDED                 PERIOD ENDED
                                                               NOVEMBER 30, 1995          NOVEMBER 30, 1994*
INSTITUTIONAL SHARES                                        SHARES         AMOUNT        SHARES       AMOUNT
--------------------------------------------------------  -----------  --------------  ----------  -------------
Shares sold                                                 6,226,565  $   65,821,031   4,831,900  $  48,424,276
--------------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                        122,850       1,277,967      23,521        236,142
--------------------------------------------------------
Shares redeemed                                            (1,487,709)    (15,675,825)   (408,337)    (4,090,253)
--------------------------------------------------------  -----------  --------------  ----------  -------------
Net change resulting from Institutional share
transactions                                                4,861,706  $   51,423,173   4,447,084  $  44,570,165
--------------------------------------------------------  -----------  --------------  ----------  -------------


*For the period from January 27, 1994 (start of business) to November 30, 1994.

                                                                  YEAR ENDED                 PERIOD ENDED
                                                               NOVEMBER 30, 1995          NOVEMBER 30, 1994*
 SELECT SHARES                                              SHARES         AMOUNT        SHARES       AMOUNT
--------------------------------------------------------  -----------  --------------  ----------  -------------
 Shares sold                                                2,065,372  $   21,970,311     402,183  $   4,032,259
--------------------------------------------------------
 Shares issued to shareholders in payment
 of distributions declared                                     26,322         277,388       2,090         20,985
--------------------------------------------------------
 Shares redeemed                                             (238,977)     (2,538,357)    (28,241)      (284,097)
--------------------------------------------------------  -----------  --------------  ----------  -------------
 Net change resulting from select share transactions        1,852,717  $   19,709,342     376,032  $   3,769,147
--------------------------------------------------------  -----------  --------------  ----------  -------------
 Net change resulting from share transactions               6,714,423  $   71,132,515   4,823,116  $  48,339,312
--------------------------------------------------------  -----------  --------------  ----------  -------------


 *For the period from January 27, 1994 (start of business) to November 30, 1994.

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Management, the Fund's investment adviser, (the "Adviser"), receives for its services an annual investment advisory fee equal to .75 of 1% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Under the terms of a sub-advisory agreement between the Adviser and Federated Global Research Corp., Federated Global Research Corp. receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. This fee is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Select Shares. The Plan provides that the Fund may incur distribution expenses up to .75 of 1% of average daily net assets of the Select Shares annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.


SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to .25 of 1% of average daily net assets of the Fund for the period. This fee is to obtain certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion. For the fiscal year ended
November 30, 1995, Institutional Shares fully waived its Shareholder Services fee.



TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES--Federated Services Company ("FServ") serves as transfer and dividend disbursing agent for the Fund. This fee is based on the size, type, and number of accounts and transactions made by shareholders.



PORTFOLIO ACCOUNTING FEES--FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.



ORGANIZATIONAL EXPENSES--Organizational and start-up administrative service expenses of $47,500 and $39,068, respectively, were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational and start-up administrative expenses during the five year period following effective date. For the period ended November 30, 1995, the Fund paid $7,576 and $4,992, respectively, pursuant to this agreement.

FEDERATED MANAGED GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1995, were as follows:

PURCHASES                                                                                           $  184,101,015
--------------------------------------------------------------------------------------------------  --------------
SALES                                                                                               $  118,699,390
--------------------------------------------------------------------------------------------------  --------------


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of MANAGED SERIES TRUST
(Federated Managed Growth and Income Fund):


We have audited the accompanying statement of assets and liabilities of Federated Managed Growth and Income Fund (an investment portfolio of Managed Series Trust, a Massachusetts business trust), including the schedule of portfolio of investments, as of November 30, 1995, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights (see pages 2 and 27 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Managed Growth and Income Fund (an investment portfolio of Managed Series Trust) as of November 30, 1995, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.


                                                             ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania
January 18, 1995



APPENDIX
--------------------------------------------------------------------------------

STANDARD AND POOR'S RATINGS GROUP LONG-TERM DEBT RATINGS

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC--Debt rated CCC has currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI--The rating CI is reserved for income bonds on which no interest is being paid.

D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICE, INC., LONG-TERM DEBT RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

NR--NR indicates that Fitch does not rate the specific issue.

PLUS (+) OR MINUS (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.


ADDRESSES
--------------------------------------------------------------------------------

Federated Managed Growth and Income Fund
                    Select Shares                                          Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------

Distributor
                    Federated Securities Corp.                             Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------

Investment Adviser
                    Federated Management                                   Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------

Sub-Adviser
                    Federated Global Research Corp.                        175 Water Street
                                                                           New York, New York 10038-4965
---------------------------------------------------------------------------------------------------------------------

Custodian
                    State Street Bank and Trust Company                    P.O. Box 8600
                                                                           Boston, Massachusetts 02266-8600
---------------------------------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent
                    Federated Services Company                             P.O. Box 8600
                                                                           Boston, Massachusetts 02266-8600
---------------------------------------------------------------------------------------------------------------------

Independent Public Accountants
                    Arthur Andersen LLP                                    2100 One PPG Place
                                                                           Pittsburgh, Pennsylvania 15222
---------------------------------------------------------------------------------------------------------------------



FEDERATED MANAGED
GROWTH AND INCOME FUND
SELECT SHARES

PROSPECTUS

A Diversified Portfolio
of Managed Series Trust,
an Open-End Management
Investment Company


Prospectus dated January 31, 1996


[LOGO]  FEDERATED SECURITIES CORP.
        ---------------------------------------------
        Distributor
        A subsidiary of FEDERATED INVESTORS

        FEDERATED INVESTORS TOWER
        PITTSBURGH, PA 15222-3779

        Cusip 56166K404
        3122006A-SEL (1/95)

[Logo]
Lifecycle Investing
MANAGED SERIES TRUST
From Federated Investors


FEDERATED MANAGED INCOME FUND

[Logo]
Lifecycle Investing
MANAGED SERIES TRUST
From Federated Investors

SELECT
SHARES

Federated Managed
Income Fund is part of
Managed Series Trust,
a lifecycle investing program from
Federated Investors.

Other funds available
in Managed Series Trust are
Federated Managed Growth and Income Fund,
Federated Managed Growth Fund,
and Federated Managed
Aggressive Growth Fund.

[Logo]
FEDERATED SECURITIES CORP.
Distributor
A subsidiary of Federated Investors
[Logo

FEDERATED MANAGED INCOME FUND
(A PORTFOLIO OF MANAGED SERIES TRUST)
SELECT SHARES
PROSPECTUS

The Select Shares of Federated Managed Income Fund (the "Fund") offered by this prospectus represent interests in the Fund, which is a diversified investment portfolio of Managed Series Trust (the "Trust"). The Trust is an open-end management investment company (a mutual fund).

The investment objective of the Fund is to seek current income. The Fund invests in both bonds and stocks. Select Shares are sold at net asset value.

THE SELECT SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SELECT SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Select Shares of the Fund. Keep this prospectus for future reference.


The Fund has also filed a Statement of Additional Information for Select Shares and Institutional Shares of all portfolios of the Trust dated January 31, 1996, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-235-4669. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated January 31, 1996



TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY OF FUND EXPENSES                                                       1
------------------------------------------------------

FINANCIAL HIGHLIGHTS--SELECT SHARES                                            2
------------------------------------------------------

GENERAL INFORMATION                                                            3
------------------------------------------------------

INVESTMENT INFORMATION                                                         3
------------------------------------------------------

  Investment Objective                                                         3
  Investment Policies                                                          3
  Investment Limitations                                                      15

TRUST INFORMATION                                                             15
------------------------------------------------------

  Management of the Trust                                                     15
  Distribution of Select Shares                                               19
  Administration of the Fund                                                  20
  Brokerage Transactions                                                      20

NET ASSET VALUE                                                               21
------------------------------------------------------

INVESTING IN SELECT SHARES                                                    21
------------------------------------------------------

  Share Purchases                                                             21
  Minimum Investment Required                                                 22
  What Shares Cost                                                            22
  Subaccounting Services                                                      22
  Systematic Investment Program                                               22
  Certificates and Confirmations                                              22
  Dividends                                                                   23
  Capital Gains                                                               23

REDEEMING SELECT SHARES                                                       23
------------------------------------------------------

  Through a Financial Institution                                             23
  Telephone Redemption                                                        23
  Written Requests                                                            24
  Systematic Withdrawal Program                                               24
  Accounts with Low Balances                                                  25

SHAREHOLDER INFORMATION                                                       25
------------------------------------------------------

  Voting Rights                                                               25

TAX INFORMATION                                                               25
------------------------------------------------------

  Federal Income Tax                                                          25
  State and Local Taxes                                                       25

PERFORMANCE INFORMATION                                                       26
------------------------------------------------------

OTHER CLASSES OF SHARES                                                       26
------------------------------------------------------

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES                                    27
------------------------------------------------------

FINANCIAL STATEMENTS                                                          28
------------------------------------------------------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                                      52
------------------------------------------------------

APPENDIX                                                                      53
------------------------------------------------------

ADDRESSES                                                                     56
------------------------------------------------------


SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

                                                        SELECT SHARES
                                               SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)...........................       None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)...................................................................       None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
  redemption proceeds, as applicable)...................................................................       None
Redemption Fee (as a percentage of amount redeemed, if applicable)......................................       None
Exchange Fee............................................................................................       None
                                                  ANNUAL OPERATING EXPENSES
                                           (As a percentage of average net assets)
Management Fee (after waiver) (1).......................................................................       0.00%
12b-1 Fee (after waiver) (2)............................................................................       0.50%
Total Other Expenses (after expense reimbursement)......................................................       1.00%
     Shareholder Services Fee................................................................       0.25%
          Total Operating Expenses (3)..................................................................       1.50%


(1) The management fee has been reduced to reflect the voluntary waiver of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75%.

(2) The maximum 12b-1 fee is 0.75%.


(3) The total operating expenses would have been 2.56% absent the voluntary waivers of the management fee and a portion of the 12b-1 fee and the voluntary reimbursement of certain other operating expenses.



     The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Select Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Select Shares" and "Trust Information". Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE                                                                  1 year     3 years    5 years    10 years
You would pay the following expenses on a $1,000 investment assuming
(1) 5% annual return and (2) redemption at the end of each time
period................................................................     $15        $47        $82        $179


     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FEDERATED MANAGED INCOME FUND
FINANCIAL HIGHLIGHTS--SELECT SHARES
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Reference is made to the Report of Independent Public Accountants on page 52.

                                                                                 YEAR ENDED        PERIOD ENDED
                                                                                NOVEMBER 30,       NOVEMBER 30,
                                                                                    1995              1994(A)
----------------------------------------------------------------------------  -----------------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $    9.77          $   10.00
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------
  Net investment income                                                                0.48               0.28
----------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
  foreign currency and futures contracts                                               0.83              (0.25)
----------------------------------------------------------------------------        -------            -------
  Total from investment operations                                                     1.31               0.03
----------------------------------------------------------------------------        -------            -------
LESS DISTRIBUTIONS
----------------------------------------------------------------------------
  Distributions from net investment income                                            (0.54)             (0.26)
----------------------------------------------------------------------------        -------            -------
NET ASSET VALUE, END OF PERIOD                                                    $   10.54          $    9.77
----------------------------------------------------------------------------        -------            -------
TOTAL RETURN (B)                                                                      13.76%              0.26%
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------
  Expenses                                                                             1.50%              1.42%*
----------------------------------------------------------------------------
  Net investment income                                                                5.56%              5.24%*
----------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                     1.06%              1.26%*
----------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                           $13,927             $3,198
----------------------------------------------------------------------------
  Portfolio turnover                                                                    165%               153%
----------------------------------------------------------------------------


   * Computed on an annualized basis.

 (a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from the start of business, January 27, 1994 to May 24, 1994, the net investment income was distributed to the Trust's adviser.


 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.


 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


Further information about the Fund's performance is contained in the Fund's annual report for the fiscal year ended November 30, 1995, which can be obtained free of charge.



GENERAL INFORMATION
--------------------------------------------------------------------------------


The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") have established two classes of shares of the Fund, known as Select Shares and Institutional Shares. This prospectus relates only to Select Shares.


Select Shares ("Shares") of the Fund are designed primarily for retail and private banking customers of financial institutions as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of bonds and equities. A minimum initial investment of $1,500 is required.

Shares are currently sold and redeemed at net asset value without a sales charge imposed by the Fund.

INVESTMENT INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek current income. There can be, of course, no assurance that the Fund will achieve its investment objective. The Fund's investment objective cannot be changed without the approval of shareholders. Unless otherwise noted, the Fund's investment policies may be changed by the Trustees without shareholder approval.

INVESTMENT POLICIES

ASSET ALLOCATION. The Fund will primarily invest in two types of assets: bonds and equities. The Fund's investment approach is based on the conviction that, over time, the choice of investment asset categories and their relative long-term weightings within the portfolio will have the primary impact on its investment performance. Of secondary importance to the Fund's performance are the shifting of money among asset categories and the selection of securities within asset categories. Therefore, the Fund will pursue its investment objective in the following manner: (1) by setting long-term ranges for each asset category; (2) by moving money among asset categories within those defined ranges; and (3) by actively selecting securities within each of the asset categories. The Fund attempts to minimize risk by allocating its assets in such a fashion.

Within each of these types of investments, the Fund has designated asset categories. As a matter of investment policy, ranges have been set for each asset category's portfolio commitment.

The Fund will invest between 70 and 90 percent of its assets in bonds. The bond asset categories are U.S. Treasury securities, mortgage-backed securities, investment-grade corporate bonds, high yield corporate bonds and foreign bonds.

The Fund will invest between 10 and 30 percent of its assets in equities. The Fund's ability to invest a portion of its assets in equities offers the opportunity for higher return than other income-

oriented funds. The equities asset categories are large company stocks, utility stocks, small company stocks, foreign stocks, and equity reserves.

The following is a summary of the asset categories and the amount of the Fund's total assets which may be invested in each asset category:

ASSET CATEGORY                                RANGE
BONDS                                       70-90%
U.S. Treasury Securities                    0-90%
Mortgage-Backed Securities                  0-45%
Investment-Grade Corporate Bonds            0-45%
High Yield Corporate Bonds                  0-10%
Foreign Bonds                               0-10%
EQUITIES                                    10-30%
Large Company Stocks                        0-30%
Utility Stocks                              0-15%
Small Company Stocks                        0-3%
Foreign Stocks                              0-3%
Equity Reserves                             0-12.5%


The Fund's adviser will regularly review the Fund's allocation among the asset categories and make any changes, within the ranges established for each asset category, that it believes will provide the most favorable outlook for achieving the Fund's investment objective. The Fund's adviser will attempt to exploit inefficiencies among the various asset categories. If, for example, U.S. Treasury securities are judged to be unusually attractive relative to other asset categories, the allocation for U.S. Treasury securities may be moved to its upper limit. At other times, when U.S. Treasury securities appear to be overvalued, the commitment may be moved down to a lesser allocation. There is no assurance, however, that the adviser's attempts to pursue this strategy will result in a benefit to the Fund.

Each asset category within the Fund will be a managed portfolio. The Fund will seek superior investment performance through security selection in addition to determining the percentage of its assets to allocate to each of the asset categories.

BOND ASSET CATEGORIES. The portion of the Fund's assets which is invested in bonds ("Bond Assets") will be allocated among the following asset categories within the ranges specified. The prices of fixed income securities fluctuate inversely to the direction of interest rates. The average duration of the Fund's Bond Assets will be not less than two nor more than four years. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with shorter durations generally have less volatile prices than securities of comparable quality with longer durations. The Fund should be expected to maintain a higher average duration during periods of lower expected market volatility, and a lower average duration during periods of higher expected market volatility.

     U.S. TREASURY SECURITIES. U.S. Treasury securities are direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds. The Fund may invest up to 90 percent of its total assets in U.S. Treasury securities. The Fund may invest in other U.S. government securities if, in the judgment of the adviser, other U.S. government securities are more attractive than U.S. Treasury securities.

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an undivided interest in a pool of residential mortgages or may be collateralized by a pool of residential mortgages. Mortgage-backed securities are generally either issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") or other U.S. government agencies or instrumentalities. Mortgage-backed securities may also be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. The Fund may invest up to 45 percent of its total assets in mortgage-backed securities.

     INVESTMENT-GRADE CORPORATE BONDS. Investment-grade corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BBB or higher by a nationally recognized statistical rating organization ("NRSRO"). The Fund may invest up to 45 percent of its total assets in investment-grade corporate bonds. In certain cases, the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the investment-grade bonds described above. Yankee bonds, which are U.S. dollar-denominated bonds issued and traded in the United States by foreign issuers, are treated as investment-grade corporate bonds for purposes of the asset category ranges.

     HIGH YIELD CORPORATE BONDS. High yield corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BB or lower by NRSROs (commonly known as junk bonds). The Fund may invest up to ten percent of its total assets in high yield corporate bonds. There is no minimal acceptable rating for a security to be purchased or held in the Fund's portfolio, and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category. (See "Appendix.") In certain cases the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the high yield bonds described above.

         INVESTMENT RISKS. Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time. As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities.

         Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

     FOREIGN BONDS. Foreign bonds are high-quality debt securities of countries other than the United States. The Fund's portfolio of foreign bonds will be comprised mainly of foreign government, foreign governmental agency or supranational institution bonds. The Fund will also invest in high-quality debt securities issued by corporations in countries other than the United States and subject to the Fund's credit limitations for foreign bonds. The Fund may invest up to ten percent of its total assets in foreign bonds.

EQUITY ASSET CATEGORIES. The portion of the Fund's assets which is invested in equities will be allocated among the following asset categories within the ranges specified:

     LARGE COMPANY STOCKS. Large company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of high-quality companies selected by the Fund's adviser. Ordinarily, these companies will be in the top 25 percent of their industries with regard to revenues and have a market capitalization of $500,000,000 or more. However, other factors, such as a company's product position, market share, current earnings and/or dividend and earnings growth prospects, will be considered by the Fund's adviser and may outweigh revenues. The Fund may invest up to 30 percent of its total assets in large company stocks.

     UTILITY STOCKS. Utility stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of utility companies. The Fund may invest up to 15 percent of its total assets in utility stocks. Common stocks of utilities are generally characterized by higher dividend yields and lower growth rates than common stocks of industrial companies. Under normal market conditions, the higher income stream from utility stocks tends to make them less volatile than stocks of industrial companies.

     SMALL COMPANY STOCKS. Small company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of companies with a market capitalization (market price x number of shares outstanding) below the top 1,000 stocks that comprise the large and mid-range capitalization sector of the United States equity market. These stocks are comparable to, but not limited to, the stocks comprising the Russell 2000 Index, an index of small capitalization stocks. The Fund may invest up to three percent of its total assets in small company stocks.

     FOREIGN STOCKS. Foreign stocks are equity securities of established companies in economically developed countries other than the United States. These securities may be either dollar-denominated or denominated in foreign currencies. American Depository Receipts ("ADRs"), including dollar denominated ADRs which are issued by domestic banks and traded in the United States on exchanges or over-the-counter, are treated as foreign stocks for purposes of the asset category ranges. The Fund may invest up to three percent of its total assets in foreign stocks.


     EQUITY RESERVES. When the adviser believes that a temporary defensive position is available, the Fund may invest in equity reserves. Equity reserves will be used to adjust the risk level of the equity portion of the Fund in response to market conditions. Equity reserves will consist of U.S. and foreign short-term money market instruments such as commercial paper rated A-1 by Standard and Poor's Ratings Group ("Standard & Poor's"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1 by Fitch Investors Service, Inc. ("Fitch"). The Fund may invest up to 12.5 percent of its total assets in equity reserves.

ACCEPTABLE INVESTMENTS

     U.S. TREASURY AND OTHER U.S. GOVERNMENT SECURITIES. The U.S. Treasury and other U.S. government securities in which the Fund invests are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Fund may invest are limited to:

       direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and

       obligations issued by U.S. government agencies or instrumentalities, including securities that are supported by the full faith and credit of the U.S. Treasury (such as GNMA certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of an agency or instrumentality (such as FNMA and FHLMC bonds).

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities collateralized by residential mortgages. The mortgage-backed securities in which the Fund may invest may be:

       issued by an agency of the U.S. government, typically GNMA, FNMA or FHLMC;

       privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

       privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and

       other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.


         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are bonds issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. Most of the CMOs in which the Fund would invest use the same basic structure:


             Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date; the final class (or Z bond) typically receives the residual income from the underlying investments after payments are made to the other classes.

             The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities.

             The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest maturity security (or B bond). This process continues until all of the classes have been paid off.

         Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. The interest portion of these payments is distributed by the Fund as income and the capital portion is reinvested.

         The Fund will invest only in CMOs which are rated AAA or Aaa by an NRSRO.


         REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations or a segregated pool of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates, and a single class of "residual interests." To qualify as a REMIC, substantially all of the assets of the entity must be in assets directly or indirectly secured principally by real property.


         CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying mortgages. Distributions to holders of mortgage-backed securities include both interest and principal payments. Principal payments represent the amortization of the principal of the underlying mortgages and any prepayments of principal due to prepayment, refinancing, or foreclosure of the underlying mortgages. Although maturities of the underlying mortgage loans may range up to 30 years, amortization and prepayments substantially shorten the effective maturities of mortgage-backed securities. Due to these features, mortgage-backed securities are less effective as a means of "locking in" attractive long-term interest rates than fixed-income securities which pay only a stated amount of interest until maturity, when the entire principal amount is returned. This is caused by the need to reinvest at lower interest rates both distributions of principal generally and significant prepayments which become more likely as mortgage interest rates decline. Since comparatively high interest rates cannot be effectively "locked in," mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other non-callable, fixed-income government securities of comparable stated maturities. However, mortgage-backed securities may experience less pronounced declines in value during periods of rising interest rates.

         In addition, some of the CMOs purchased by the Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or "SMBSs"). Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased by the Fund. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs and a reduction in the amount of payments made to holders of interest-only SMBSs. It is possible that the Fund might not recover its original investment in interest-only SMBSs if there are substantial prepayments on the underlying mortgages. Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed-income securities. The Fund's adviser intends to use this characteristic of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Fund's portfolio, while continuing to pursue the Fund's investment objective.

     CORPORATE BONDS. The investment-grade corporate bonds in which the Fund invests are:


       rated within the four highest ratings for corporate bonds by Moody's (Aaa, Aa, A, or Baa), Standard & Poor's (AAA, AA, A, or BBB), or Fitch (AAA, AA, A, or BBB);


       unrated if other long-term debt securities of that issuer are rated, at the time of purchase, Baa or better by Moody's or BBB or better by Standard & Poor's or Fitch; or

       unrated if determined to be of equivalent quality to one of the foregoing rating categories by the Fund's adviser.

     Securities which are rated BBB by Standard & Poor's or Fitch or Baa by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. If a security's rating is reduced below the required minimum after the Fund has purchased it, the Fund is not required to sell the security, but may consider doing so.

     The high yield corporate bonds in which the Fund invests are rated Ba or lower by Moody's or BB or lower by Standard & Poor's or Fitch (commonly known as junk bonds). A description of the rating categories is contained in the Appendix to this prospectus.

     EQUITY SECURITIES. Common stocks represent ownership interest in a corporation. Unlike bonds, which are debt securities, common stocks have neither fixed maturity dates nor fixed schedules of promised payments. Utility stocks are common stocks of utility companies, including water companies, companies that produce, transmit, or distribute gas and electric energy and those companies that provide communications facilities, such as telephone and telegraph companies. Foreign stocks are equity securities of foreign issuers.

     FOREIGN SECURITIES. The foreign bonds in which the Fund invests are rated within the four highest ratings for bonds by Moody's (Aaa, Aa, A or Baa) or by Standard & Poor's (AAA, AA, A or BBB) or are unrated if determined to be of equivalent quality by the Fund's adviser.

         INVESTMENT RISKS. Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities apply to securities issued by foreign corporations and sovereign governments. These risks relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, currency fluctuations, withholding taxes on interest, limitations on the use or transfer of Fund assets, political or social instability and adverse diplomatic developments. It may also be more difficult to enforce contractual obligations or obtain court judgments abroad than would be the case in the United States because of differences in the legal systems. If the issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, the Fund may have limited legal recourse in the event of default. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Additional differences exist between investing in foreign and domestic securities. Examples of such differences include: less publicly available information about foreign issuers; credit risks associated with certain foreign governments; the lack of uniform financial accounting standards applicable to foreign issuers; less readily available market quotations on foreign issuers; the likelihood that securities of foreign issuers may be less liquid or more volatile; generally higher foreign brokerage commissions; and unreliable mail service between countries.

     EQUITY RESERVES. The Fund's equity reserves may be cash received from the sale of Fund shares, reserves for temporary defensive purposes or to take advantage of market opportunities.

         REPURCHASE AGREEMENTS. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

     CONVERTIBLE SECURITIES. Convertible securities are fixed-income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

     The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The adviser may treat convertible securities as large company stocks, small company stocks, or high yield bonds for purposes of the asset category ranges, depending upon current market conditions, including the relationship of the then-current price to the conversion price. The convertible securities in which the Fund invests may be rated "high yield" or of comparable quality at the time of purchase.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies, but it will not own more than 3 percent of the total outstanding voting stock of any such investment company, invest more than 5 percent of its total assets in any one such investment company, or invest more than 10 percent of its total assets in such other investment companies in general. To the extent that the Fund invests in securities issued by other investment companies, the Fund will indirectly bear its proportionate share of any fees and expenses paid by such companies in addition to the fees and expenses payable directly by the Fund.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. However, the Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15 percent of its net assets.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.


The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.


LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100 percent of the value of the securities loaned.

There is a risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

FOREIGN CURRENCY TRANSACTIONS. The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency exchanges may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

     CURRENCY RISKS. To the extent that debt securities purchased by the Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated and are maintained until the contract has been settled. The Fund will not enter into a forward contract with a term of more than one year.

The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served. The Fund will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the Fund's assets denominated in that currency. The Fund will not invest more than 3% of its total assets in forward foreign currency exchange contracts.

OPTIONS. The Fund may deal in options on foreign currencies, foreign currency futures, securities, and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. The Fund will use options only to manage interest rate and currency risks. The Fund may write covered call options to generate income. The Fund may write covered call options and secured put options on up to 25 percent of its net assets and may purchase put and call options provided that no more than 5 percent of the fair market value of its net assets may be invested in premiums on such options.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying currency, security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying currency, security or other asset at the exercise price during the option period. The writer of a covered call owns assets that are acceptable for escrow, and the writer of a secured put invests an amount not less than the exercise price in eligible assets to the extent that it is obligated as a writer. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset at a disadvantageous price.

Over-the-counter options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options, which may not be continuously liquid, are available for a greater variety of assets and with a wider range of expiration dates and exercise prices, than are exchange traded options.

FUTURES AND OPTIONS ON FUTURES. The Fund may purchase and sell futures contracts to accommodate cash flows into and out of the Fund's portfolio and to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Interest rate futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract, and the buyer agrees to take delivery of the instrument at the specified future time.

Stock index futures contracts are based on indexes that reflect the market value of common stock of the firms included in the indexes. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The Fund may utilize stock index futures to handle cash flows into and out of the Fund and to potentially reduce transactional costs.

The Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect its portfolio securities against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5 percent of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts are unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security or will make deposits to collateralize the position as discussed above.

     RISKS. When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option.

     It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.


PORTFOLIO TURNOVER. Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The Fund's rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover involves correspondingly greater transaction expenses which must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them. (Further information is contained in the Fund's Statement of Additional Information within the sections "Brokerage Transactions" and "Tax Status"). Nevertheless, transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the Fund's adviser deems it appropriate to make changes in the Fund's portfolio.


INVESTMENT LIMITATIONS

The Fund will not:

       borrow money directly or through reverse repurchase agreements or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15 percent of the value of those assets to secure such borrowings;

       lend any securities except for portfolio securities; or

       underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations.

The above investment limitations cannot be changed without shareholder approval.

TRUST INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.


INVESTMENT ADVISER. Except as noted below with regard to the sub-adviser, investment decisions for the Fund are made by Federated Management, the Fund's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.



     ADVISORY FEES. The Fund's Adviser receives an annual investment advisory fee equal to .75 of 1% of the Fund's average daily net assets. The fee paid by the Fund, while higher than the advisory fee paid by other mutual funds in general, is comparable to fees paid by other mutual funds with similar objectives and policies. Under the advisory contract, which provides for voluntary reimbursement of expenses by the Adviser, the Adviser may voluntarily waive some or all of its fee. This does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities. The Adviser has also undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states.



     ADVISER'S BACKGROUND. Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940.
SUB-ADVISER. Under the terms of the Sub-Advisory Agreement between the Adviser and Federated Global Research Corp. (the "Sub-Adviser"), the Sub-Adviser will provide the Adviser such investment advice, statistical and other factual information as may, from time to time, be reasonably requested by the Adviser.



     SUB-ADVISORY FEES. For its services under the Sub-Advisory Agreement, the Sub-Adviser receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.



     SUB-ADVISER'S BACKGROUND. Federated Global Research Corp., incorporated in Delaware on May 12, 1995, is a registered investment adviser under the Investment Advisers Act of 1940. Prior to September 1995, the Sub-Adviser had not served as an investment adviser to mutual funds.


The Adviser and Sub-Adviser are subsidiaries of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son,
J. Christopher Donahue, who is President and Trustee of Federated Investors.


Federated Management, Federated Global Research Corp. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $80 billion invested across more than 250 funds under management and/or administration by its subsidiaries, as of December 31, 1995, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,800 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.



The Trust, the Adviser, and the Sub-Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Board of Trustees and could result in severe penalties.



     PORTFOLIO MANAGERS' BACKGROUNDS. Charles A. Ritter is the portfolio manager for the Fund and performs the overall allocation of the assets of the Fund among the various asset categories. He has performed these duties since the Fund's inception. In allocating the Fund's assets, Mr. Ritter evaluates the market environment and economic outlook, utilizing the services of the Adviser 's economist and strategist. Mr. Ritter joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser since 1992. From 1988 until 1991, Mr. Ritter acted as an Assistant Vice President. Mr. Ritter is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Chicago and his M.S. in Economics from Carnegie Mellon University.



     The portfolio managers for each of the individual asset categories are as follows:



     Peter R. Anderson and Aash Shah are portfolio managers for the domestic large company stocks asset category. Mr. Anderson has performed this duty since the Fund's inception. Mr. Shah assumed his responsibilities in December 1995. Mr. Anderson joined Federated Investors in 1972 and is presently a Senior Vice President of the Fund's Adviser. Mr. Anderson is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Wisconsin. Mr. Shah joined Federated Investors in 1993 as an Investment Analyst and has been an Assistant Vice President of the Fund's Adviser since 1995. Mr. Shah was employed at Westinghouse Credit Corp. from 1990 to 1993 as an Investment Analyst. Mr. Shah received his M.S.I.A. from Carnegie Mellon University with a concentration in finance and accounting. Mr. Shah is a Chartered Financial Analyst.



     James Grefenstette is the portfolio manager for the domestic small company stocks asset category. He has served in this capacity since August 1994. Mr. Grefenstette joined Federated Investors in 1992 and has been an Assistant Vice President of the Fund's Adviser since 1994. From 1992 until 1994, Mr. Grefenstette acted as an investment analyst. Mr. Grefenstette was a credit analyst at Westinghouse Credit Corp. from 1990 until 1992. Mr. Grefenstette received his M.S.I.A. from Carnegie Mellon University.

     Christopher H. Wiles is the portfolio manager for the utility stocks asset category of all the portfolios of Managed Series Trust except for Federated Managed Aggressive Growth Fund, and has been one of the Fund's portfolio managers since its inception. Mr. Wiles joined Federated Investors in 1990 and has been a Vice President of the Fund's Adviser since 1992. Mr. Wiles served as Assistant Vice President of the Fund's Adviser from 1990 until 1992. Mr. Wiles is a Chartered Financial Analyst and received his M.B.A. in Finance from Cleveland State University.



     Henry Frantzen, Drew Collins, Mark Kopinski, Frank Semack, and Alexandre de Bethmann are portfolio managers for the foreign stocks asset category.



     Henry A. Frantzen has been a portfolio manager of the Fund since November 1995. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of the Fund's Sub-Adviser. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 to 1995. He was the Executive Vice President and Director of Equities at Oppenheimer Management Corporation from 1989 to 1991. Mr. Frantzen received his B.S. in finance and marketing from the University of North Dakota.



     Drew J. Collins has been a portfolio manager of the Fund since November 1995. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's Sub-Adviser. Mr. Collins served as a Vice President/Portfolio Manager of international equity portfolios at Arnhold and S. Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/ Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the University of Pennsylvania.



     Mark S. Kopinski has been a portfolio manager of the Fund since November 1995. Mr. Kopinski joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr.


     Kopinski served as Vice President/Portfolio Manager of international equity funds at Twentieth Century Mutual Funds from 1990 to 1995. Mr. Kopinski received his M.B.A. in Asian Studies from the University of Illinois.


     Frank Semack has been a portfolio manager of the Fund since November 1995. Mr. Semack joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. Semack served as an Investment Analyst at Omega Advisers, Inc. from 1993 to 1994. He served as an Associate Director/Portfolio Manager of Wardley Investment Services, Ltd. from 1987 to 1993. Mr. Semack received his M.Sc. in economics from the London School of Economics.



     Alexandre de Bethmann has been a portfolio manager of the Fund since November 1995. Mr. de Bethmann joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. de Bethmann served as Assistant Vice President/Portfolio Manager for Japanese and Korean equities at the College Retirement Equities Fund from 1994 to 1995. He served as an International Equities Analyst and then as an Assistant Portfolio Manager at the College Retirement Equities Fund between 1987 and 1994. Mr. de Bethmann received his M.B.A. in Finance from Duke University.



     Henry Frantzen, Drew Collins, and Robert Kowit are portfolio managers for the foreign bonds asset category. They have performed these duties since November 1995.



     Robert M. Kowit joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. Kowit served as a Managing Partner of Copernicus Global Asset Management from January 1995 through October 1995. From 1990 to 1994, he served as Senior Vice President of International Fixed Income and Foreign Exchange for John Hancock Advisers. Mr. Kowit received his M.B.A. from Iona College with a concentration in finance.



     Susan M. Nason and Joseph M. Balestrino are portfolio managers for the U.S. Treasury securities asset category. Ms. Nason has performed this duty since the Fund's inception. Mr. Balestrino assumed his responsibilities on March 1, 1995. Ms. Nason joined Federated Investors in 1987 and has been a Vice President of the Fund's Adviser since 1993. Ms. Nason served as an Assistant Vice President of the Adviser from 1990 until 1992. Ms. Nason is a Chartered Financial Analyst and received her M.S.I.A. in Finance from Carnegie Mellon University. Mr. Balestrino joined Federated Investors in 1986 and has been Vice President of the Fund's Adviser since 1995. Mr. Balestrino served as an Assistant Vice President from 1991 until 1995, and as an investment analyst of the Adviser from 1989 until 1991. Mr. Balestrino is a Chartered Financial Analyst and received his M.A. in Urban and Regional Planning from the University of Pittsburgh.



     Thomas M. Franks is the portfolio manager for the equity reserves asset category. He has performed these duties since the Fund's inception. Mr. Franks joined Federated Investors in 1985 and has been a Vice President of the Fund's Adviser since 1990. Mr. Franks is a Chartered Financial Analyst and received his M.S.I.A. in Business Administration from Carnegie Mellon University.



     Kathleen M. Foody-Malus and James D. Roberge are portfolio managers for the mortgage-backed securities asset category. Ms. Foody-Malus has performed this duty since the



     Fund's inception. Mr. Roberge assumed his responsibilities on March 1, 1995. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser since 1993. Ms. Foody-Malus served as an Assistant Vice President of the Adviser from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh. Mr. Roberge joined Federated Investors in 1990 and has been a Vice President of the Fund's Adviser since October, 1994. Prior to this, Mr. Roberge served as an Assistant Vice President of the Fund's Adviser. From 1990 until 1992, Mr. Roberge acted as an investment analyst. Mr. Roberge is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pennsylvania.



     Joseph M. Balestrino and Susan M. Nason are portfolio managers for the investment-grade corporate bonds asset category. They have performed these duties since the Fund's inception.



     Mark E. Durbiano is the portfolio manager for the high yield corporate bonds asset category. He has performed these duties since the Fund's inception. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of the Fund's Adviser since January 1996. Mr. Durbiano was a Vice President of the Fund's Adviser from 1988 through 1995. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.


DISTRIBUTION OF SELECT SHARES

Federated Securities Corp. is the principal distributor for Shares. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.


DISTRIBUTION PLAN AND SHAREHOLDER SERVICES. Under a distribution plan adopted in accordance with Investment Company Act Rule 12b-1 (the "Distribution Plan"), the distributor may be paid a fee in an amount computed at an annual rate of .75 of 1% of the average daily net assets of Select Shares to finance any activity which is principally intended to result in the sale of Shares subject to the Distribution Plan. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers.

The Distribution Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay separately for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from payments made by the Fund under the Distribution Plan.



In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to .25 of 1% of the average daily net asset value of the Select Shares to obtain certain personal services for shareholders and for the maintenance of shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.


SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. In addition to receiving the payments under the Distribution Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Adviser or its affiliates.


ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Administrative Services provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors ("Federated Funds") as specified below:

        MAXIMUM                   AVERAGE AGGREGATE DAILY
  ADMINISTRATIVE FEE         NET ASSETS OF THE FEDERATED FUNDS
      .15 of 1%               on the first $250 million
      .125 of 1%              on the next $250 million
      .10 of 1%               on the next $250 million
      .075 of 1%              on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Administrative Services may choose voluntarily to waive a portion of its fee.


BROKERAGE TRANSACTIONS



When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.


NET ASSET VALUE
--------------------------------------------------------------------------------


The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by adding the interest of the Shares in the market value of all securities and other assets of the Fund, subtracting the interest of the Shares in the liabilities of the Fund and those attributable to Shares, and dividing the remainder by the total number of Shares outstanding. The net asset value for Institutional Shares may exceed that of Select Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.


INVESTING IN SELECT SHARES
--------------------------------------------------------------------------------

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open for business. Shares may be purchased through a financial institution which has a sales agreement with the distributor or by wire or mail.

To purchase Shares, open an account by calling Federated Securities Corp. Information needed to establish an account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

THROUGH A FINANCIAL INSTITUTION. An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.


BY WIRE. To purchase Shares by Federal Reserve wire, call the Fund before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows: Federated Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated Managed Income Fund-- Select Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Wire Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.



BY MAIL. To purchase Shares by mail, send a check made payable to Federated Managed Income Fund--Select Shares to: Federated Services Company, P.O. Box 8600, Boston, Massachusetts



02266-8600. Orders by mail are considered received when payment by check is converted by State Street Bank into federal funds. This is normally the next business day after State Street Bank receives the check.


MINIMUM INVESTMENT REQUIRED

The minimum initial investment in Shares is $1,500. Accounts established through a non-affiliated bank or broker may be subject to a smaller minimum investment.

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Shares through a non-affiliated bank or broker may be charged an additional service fee by that bank or broker.


The net asset value is determined as of the close of trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange, Monday through Friday, except on:
(i) days on which there are not sufficient changes in the value of the Fund's portfolio securities such that its net asset value might be materially affected;
(ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


SUBACCOUNTING SERVICES


Institutions are encouraged to open single master accounts. However, certain institutions may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Institutions holding Shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided which may be related to the ownership of Shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed. State securities laws may require certain financial institutions such as depository institutions to register as dealers.


SYSTEMATIC INVESTMENT PROGRAM
Once a Fund account has been opened, shareholders may add to their investment on a regular basis. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Shares at the net asset value next determined after an order is received by the Fund. A shareholder may apply for participation in this program through Federated Securities Corp.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested by contacting the Fund.

Detailed confirmations of each purchase or redemption are sent to each shareholder. Quarterly confirmations are sent to report dividends paid during the quarter.

DIVIDENDS

Dividends are declared and paid monthly to all shareholders invested in the Fund on the record date. Unless shareholders request cash payments by writing the Fund, dividends are automatically reinvested in additional Shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge.

CAPITAL GAINS

Capital gains realized by the Fund, if any, will be distributed at least once every 12 months.

REDEEMING SELECT SHARES
--------------------------------------------------------------------------------

The Fund redeems Shares at their net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made through a financial institution, by telephone request or by written request.

THROUGH A FINANCIAL INSTITUTION

A shareholder may redeem Shares by calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. The financial institution may charge customary fees and commissions for this service.

TELEPHONE REDEMPTION


Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern time). All proceeds will normally be wire transferred the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If at any time, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.


An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp.

Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests", should be considered.


WRITTEN REQUESTS


Shares may be redeemed in any amount by mailing a written request to: Federated Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.



SIGNATURES. Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:

       a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation ("FDIC");

       a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange;

       a savings bank or savings and loan association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or

       any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

RECEIVING PAYMENT. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request, provided the Fund or its agents have received payment for Shares from the shareholder.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually use up, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through Federated Securities Corp.

ACCOUNTS WITH LOW BALANCES


Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,500. This requirement does not apply, however, if the balance falls below $1,500 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.


SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS


Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights except that, in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances.


Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders for this purpose shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote.

TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional Shares.


STATE AND LOCAL TAXES



In the opinion of Houston, Houston & Donnelly, counsel to the Trust, Fund Shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Fund would be subject to such taxes if owned directly by residents of those jurisdictions.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Fund advertises its total return and yield for Shares.

Total return represents the change, over a specified period of time, in the value of an investment in Shares after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Shares is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by Shares over a thirty-day period by the maximum offering price per share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Shares are sold without any sales load or other similar non-recurring charges.


Total return and yield will be calculated separately for Select Shares and Institutional Shares.



From time to time, advertisements for the Fund's Select Shares may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's Select Shares performance to certain indices.


OTHER CLASSES OF SHARES
--------------------------------------------------------------------------------


The Fund also offers another class of shares called Institutional Shares that are sold at net asset value primarily to financial institutions acting in a fiduciary or agency capacity and are subject to a minimum initial investment of $25,000 over a 90-day period.



Institutional Shares are distributed with no 12b-1 Plan but are subject to shareholder services fees.



Institutional Shares and Select Shares are subject to certain of the same expenses. Expense differences, however, between Institutional Shares and Select Shares may affect the performance of each class.



To obtain more information and a prospectus for Institutional Shares, investors may call 1-800-235-4669.


FEDERATED MANAGED INCOME FUND
FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES
(FORMERLY INSTITUTIONAL SERVICE SHARES)
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Reference is made to the Report of Independent Public Accountants on page 52.

                                                                                 YEAR ENDED        PERIOD ENDED
                                                                                NOVEMBER 30,       NOVEMBER 30,
                                                                                    1995              1994(A)
----------------------------------------------------------------------------  -----------------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $    9.76          $   10.00
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------
  Net investment income                                                                0.62               0.31
----------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and foreign
  currency                                                                             0.78              (0.25)
----------------------------------------------------------------------------        -------            -------
  Total from investment operations                                                     1.40               0.06
----------------------------------------------------------------------------        -------            -------
LESS DISTRIBUTIONS
----------------------------------------------------------------------------
  Distributions from net investment income                                            (0.62)             (0.30)
----------------------------------------------------------------------------        -------            -------
NET ASSET VALUE, END OF PERIOD                                                    $   10.54          $    9.76
----------------------------------------------------------------------------        -------            -------
TOTAL RETURN (B)                                                                      14.74%              0.55%
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------
  Expenses                                                                             0.75%              0.67%*
----------------------------------------------------------------------------
  Net investment income                                                                6.26%              6.02%*
----------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                     1.06%              1.01%*
----------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                           $50,852            $34,692
----------------------------------------------------------------------------
  Portfolio turnover                                                                    165%               153%
----------------------------------------------------------------------------


   * Computed on an annualized basis.

 (a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from the start of business, January 18, 1994 to May 24, 1994, the net investment income was distributed to the Trust's adviser.


 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.


 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


Further information about the Fund's performance is contained in the Fund's annual report for the fiscal year ended November 30, 1995, which can be obtained free of charge.




FEDERATED MANAGED INCOME FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

                                                                                                     VALUE IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--10.4%
---------------------------------------------------------------------------------------------------
                 LARGE COMPANY--2.6%
                 ----------------------------------------------------------------------------------
                 BASIC INDUSTRY--0.3%
                 ----------------------------------------------------------------------------------
         1,200   Allegheny Ludlum Corp.                                                              $      22,350
                 ----------------------------------------------------------------------------------
           400   Aluminum Co. of America                                                                    23,400
                 ----------------------------------------------------------------------------------
           400   Du Pont (E.I.) de Nemours & Co.                                                            26,600
                 ----------------------------------------------------------------------------------
           300   Eastman Chemical Co.                                                                       19,688
                 ----------------------------------------------------------------------------------
           500   International Paper Co.                                                                    19,063
                 ----------------------------------------------------------------------------------
           700   Phelps Dodge Corp.                                                                         47,513
                 ----------------------------------------------------------------------------------
           900   Praxair, Inc.                                                                              26,213
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     184,827
                 ----------------------------------------------------------------------------------  -------------
                 CONSUMER DURABLES--0.1%
                 ----------------------------------------------------------------------------------
           600   Eastman Kodak Co.                                                                          40,800
                 ----------------------------------------------------------------------------------
           900   Mattel, Inc.                                                                               25,200
                 ----------------------------------------------------------------------------------
           800   Volvo AB, ADR                                                                              16,800
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                      82,800
                 ----------------------------------------------------------------------------------  -------------
                 CONSUMER NON-DURABLES--0.2%
                 ----------------------------------------------------------------------------------
           300   Avon Products, Inc.                                                                        21,788
                 ----------------------------------------------------------------------------------
           600   IBP, Inc.                                                                                  37,500
                 ----------------------------------------------------------------------------------
           600   Philip Morris Cos., Inc.                                                                   52,650
                 ----------------------------------------------------------------------------------
         4,400   RJR Nabisco Holdings Corp., Conv. Pfd., Series C, $0.6012                                  25,850
                 ----------------------------------------------------------------------------------
           700   Reebok International Ltd.                                                                  18,200
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     155,988
                 ----------------------------------------------------------------------------------  -------------
                 ENERGY MINERALS--0.2%
                 ----------------------------------------------------------------------------------
           700   Chevron Corp.                                                                              34,563
                 ----------------------------------------------------------------------------------
           700   Occidental Petroleum Corp.                                                                 15,488
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 LARGE COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 ENERGY MINERALS--CONTINUED
                 ----------------------------------------------------------------------------------
           400   Texaco, Inc.                                                                        $      29,600
                 ----------------------------------------------------------------------------------
         1,200   USX-Marathon Group                                                                         22,050
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     101,701
                 ----------------------------------------------------------------------------------  -------------
                 FINANCE--0.5%
                 ----------------------------------------------------------------------------------
           648   Allstate Corp.                                                                             26,568
                 ----------------------------------------------------------------------------------
           400   American Express Co.                                                                       17,000
                 ----------------------------------------------------------------------------------
           700   Bank of Boston Corp.                                                                       32,463
                 ----------------------------------------------------------------------------------
           300   CIGNA Corp.                                                                                33,000
                 ----------------------------------------------------------------------------------
           400   Chemical Banking Corp.                                                                     24,000
                 ----------------------------------------------------------------------------------
           600   Citicorp                                                                                   42,450
                 ----------------------------------------------------------------------------------
           400   Dean Witter, Discover & Co.                                                                20,400
                 ----------------------------------------------------------------------------------
           742   Mellon Bank Corp.                                                                          39,697
                 ----------------------------------------------------------------------------------
           400   Merrill Lynch & Co., Inc., STRYPES, $3.12                                                  21,100
                 ----------------------------------------------------------------------------------
           400   Providian Corp.                                                                            16,050
                 ----------------------------------------------------------------------------------
           300   Sunamerica, Inc., Conv. Pfd., Series E, $3.10                                              20,100
                 ----------------------------------------------------------------------------------
         1,000   Travelers Group, Inc.                                                                      59,500
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     352,328
                 ----------------------------------------------------------------------------------  -------------
                 HEALTH CARE--0.2%
                 ----------------------------------------------------------------------------------
           450   American Home Products Corp.                                                               41,063
                 ----------------------------------------------------------------------------------
           400   Becton, Dickinson & Co.                                                                    27,900
                 ----------------------------------------------------------------------------------
           400   Bristol-Myers Squibb Co.                                                                   32,100
                 ----------------------------------------------------------------------------------
           400   Merck & Co., Inc.                                                                          24,750
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     125,813
                 ----------------------------------------------------------------------------------  -------------
                 PRODUCER MANUFACTURING--0.3%
                 ----------------------------------------------------------------------------------
           400   (a)FMC Corp.                                                                               29,550
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 LARGE COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 PRODUCER MANUFACTURING--CONTINUED
                 ----------------------------------------------------------------------------------
           400   General Electric Co.                                                                $      26,900
                 ----------------------------------------------------------------------------------
           300   ITT Corp.                                                                                  36,788
                 ----------------------------------------------------------------------------------
           200   Loews Corp.                                                                                30,700
                 ----------------------------------------------------------------------------------
           700   Textron, Inc.                                                                              53,638
                 ----------------------------------------------------------------------------------
         2,100   (b)Westinghouse Electric Corp., PEPS, Series C, $1.30                                      34,650
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     212,226
                 ----------------------------------------------------------------------------------  -------------
                 RETAIL TRADE--0.1%
                 ----------------------------------------------------------------------------------
           900   American Stores Co.                                                                        23,625
                 ----------------------------------------------------------------------------------
           700   Sears, Roebuck & Co.                                                                       27,563
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                      51,188
                 ----------------------------------------------------------------------------------  -------------
                 SERVICES--0.1%
                 ----------------------------------------------------------------------------------
         1,000   Baker Hughes, Inc.                                                                         20,375
                 ----------------------------------------------------------------------------------
           200   Gannett Co., Inc.                                                                          12,200
                 ----------------------------------------------------------------------------------
           300   (a)Western Atlas, Inc.                                                                     14,363
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                      46,938
                 ----------------------------------------------------------------------------------  -------------
                 TECHNOLOGY--0.4%
                 ----------------------------------------------------------------------------------
           800   General Motors Corp., Class E                                                              40,400
                 ----------------------------------------------------------------------------------
           400   Hewlett-Packard Co.                                                                        33,150
                 ----------------------------------------------------------------------------------
           400   Intel Corp.                                                                                24,350
                 ----------------------------------------------------------------------------------
           200   International Business Machines Corp.                                                      19,325
                 ----------------------------------------------------------------------------------
           400   (a)Litton Industries, Inc.                                                                 17,950
                 ----------------------------------------------------------------------------------
           700   Lockheed Martin Corp.                                                                      51,363
                 ----------------------------------------------------------------------------------
           400   Raytheon Co.                                                                               17,800
                 ----------------------------------------------------------------------------------
           600   Rockwell International Corp.                                                               29,400
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     233,738
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 LARGE COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 TRANSPORTATION--0.0%
                 ----------------------------------------------------------------------------------
           300   Consolidated Rail Corp.                                                             $      20,963
                 ----------------------------------------------------------------------------------  -------------
                 (C)UTILITIES--0.2%
                 ----------------------------------------------------------------------------------
           700   AT&T Corp.                                                                                 46,200
                 ----------------------------------------------------------------------------------
           400   (a)Columbia Gas System, Inc.                                                               17,300
                 ----------------------------------------------------------------------------------
           400   Enron Corp.                                                                                15,000
                 ----------------------------------------------------------------------------------
           300   FPL Group, Inc.                                                                            13,013
                 ----------------------------------------------------------------------------------
           900   MCI Communications Corp.                                                                   24,075
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     115,588
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL LARGE COMPANY STOCKS                                                              1,684,098
                 ----------------------------------------------------------------------------------  -------------
                 (C)UTILITY STOCKS--7.8%
                 ----------------------------------------------------------------------------------
                 ELECTRIC UTILITIES: CENTRAL--1.1%
                 ----------------------------------------------------------------------------------
         3,700   CMS Energy Corp.                                                                          100,825
                 ----------------------------------------------------------------------------------
         3,464   Cinergy Corp.                                                                             102,188
                 ----------------------------------------------------------------------------------
         4,200   DPL, Inc.                                                                                 100,800
                 ----------------------------------------------------------------------------------
         3,600   Illinova Corp.                                                                            102,150
                 ----------------------------------------------------------------------------------
         2,800   NIPSCO Industries, Inc.                                                                   103,600
                 ----------------------------------------------------------------------------------
         3,500   Utilicorp United, Inc.                                                                     97,563
                 ----------------------------------------------------------------------------------
         3,100   Western Resources, Inc.                                                                   102,688
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     709,814
                 ----------------------------------------------------------------------------------  -------------
                 ELECTRIC UTILITIES: EAST--0.6%
                 ----------------------------------------------------------------------------------
         3,800   Baltimore Gas & Electric Co.                                                              101,175
                 ----------------------------------------------------------------------------------
         3,600   DQE, Inc.                                                                                 103,950
                 ----------------------------------------------------------------------------------
         3,200   General Public Utilities                                                                  101,200
                 ----------------------------------------------------------------------------------
         3,500   Peco Energy Co.                                                                           101,500
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     407,825
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (C)UTILITY STOCKS--CONTINUED
                 ----------------------------------------------------------------------------------
                 ELECTRIC UTILITIES: SOUTH--0.8%
                 ----------------------------------------------------------------------------------
         2,300   Duke Power Co.                                                                      $     103,212
                 ----------------------------------------------------------------------------------
         2,100   FPL Group, Inc.                                                                            91,088
                 ----------------------------------------------------------------------------------
         2,950   Florida Progress Corp.                                                                    101,406
                 ----------------------------------------------------------------------------------
         4,300   Southern Co.                                                                               98,363
                 ----------------------------------------------------------------------------------
         2,700   Texas Utilities Co.                                                                       103,950
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     498,019
                 ----------------------------------------------------------------------------------  -------------
                 ELECTRIC UTILITIES: WEST--0.5%
                 ----------------------------------------------------------------------------------
         5,300   Pacificorp                                                                                104,013
                 ----------------------------------------------------------------------------------
         3,700   Pinnacle West Capital Corp.                                                               100,825
                 ----------------------------------------------------------------------------------
         5,500   SCE Corp.                                                                                  85,938
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     290,776
                 ----------------------------------------------------------------------------------  -------------
                 MAJOR U.S. TELECOMMUNICATIONS--4.1%
                 ----------------------------------------------------------------------------------
         4,000   AT&T Corp.                                                                                264,000
                 ----------------------------------------------------------------------------------
         5,500   Ameritech Corp.                                                                           302,500
                 ----------------------------------------------------------------------------------
         4,700   Bell Atlantic Corp.                                                                       296,100
                 ----------------------------------------------------------------------------------
         7,800   BellSouth Corp.                                                                           303,225
                 ----------------------------------------------------------------------------------
         7,200   GTE Corp.                                                                                 306,900
                 ----------------------------------------------------------------------------------
        10,800   MCI Communications Corp.                                                                  288,900
                 ----------------------------------------------------------------------------------
         6,100   NYNEX Corp.                                                                               302,713
                 ----------------------------------------------------------------------------------
         5,600   SBC Communications, Inc.                                                                  302,400
                 ----------------------------------------------------------------------------------
         9,600   U.S. West Communications Group                                                            300,000
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   2,666,738
                 ----------------------------------------------------------------------------------  -------------
                 NATURAL GAS DISTRIBUTION--0.2%
                 ----------------------------------------------------------------------------------
         3,500   MCN Corp.                                                                                  76,125
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (C)UTILITY STOCKS--CONTINUED
                 ----------------------------------------------------------------------------------
         2,900   Pacific Enterprises                                                                 $      77,575
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     153,700
                 ----------------------------------------------------------------------------------  -------------
                 OIL/GAS TRANSMISSION--0.5%
                 ----------------------------------------------------------------------------------
         1,700   Enron Corp.                                                                                63,750
                 ----------------------------------------------------------------------------------
         2,800   Panhandle Eastern Corp.                                                                    79,450
                 ----------------------------------------------------------------------------------
         2,400   Sonat, Inc.                                                                                77,400
                 ----------------------------------------------------------------------------------
         2,000   Williams Companies, Inc.                                                                   84,000
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     304,600
                 ----------------------------------------------------------------------------------  -------------
                 SERVICES--0.0%
                 ----------------------------------------------------------------------------------
           500   (a)U.S. West Media Group                                                                    9,000
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL UTILITY STOCKS                                                                    5,040,472
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL STOCKS (IDENTIFIED COST $5,695,720)                                               6,724,570
                 ----------------------------------------------------------------------------------  -------------

   PRINCIPAL
    AMOUNT
---------------  ----------------------------------------------------------------------------------
BONDS--84.5%
---------------------------------------------------------------------------------------------------
                 TREASURY--40.5%
                 ----------------------------------------------------------------------------------
$      525,000   U.S. Treasury Bill 8/22/1996                                                              505,181
                 ----------------------------------------------------------------------------------
     2,100,000   U.S. Treasury Note 6.50%, 9/30/1996                                                     2,118,039
                 ----------------------------------------------------------------------------------
       600,000   U.S. Treasury Note 6.625%, 3/31/1997                                                      609,582
                 ----------------------------------------------------------------------------------
     1,400,000   U.S. Treasury Note 6.875%, 04/30/1997                                                   1,428,308
                 ----------------------------------------------------------------------------------
       970,000   U.S. Treasury Note 6.875%, 10/31/1996                                                     982,484
                 ----------------------------------------------------------------------------------
    20,100,000   U.S. Treasury Note 7.50%, 01/31/1997                                                   20,572,953
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL TREASURY                                                                         26,216,547
                 ----------------------------------------------------------------------------------  -------------
                 MORTGAGE-BACKED SECURITIES--26.4%
                 ----------------------------------------------------------------------------------
       994,551   Federal Home Loan Mortgage Corp., 7.50%, 7/1/2025                                       1,013,179
                 ----------------------------------------------------------------------------------
       482,381   Federal Home Loan Mortgage Corp., 7.50%, 05/01/2024                                       488,401
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 MORTGAGE-BACKED SECURITIES--CONTINUED
                 ----------------------------------------------------------------------------------
 $     260,611   Federal Home Loan Mortgage Corp., 7.00%, 07/01/2024                                 $     259,629
                 ----------------------------------------------------------------------------------
     1,029,154   Federal Home Loan Mortgage Corp., 6.50%, 9/1/2025                                       1,008,561
                 ----------------------------------------------------------------------------------
       458,660   Federal Home Loan Mortgage Corp., 8.00%, 11/01/2009                                       473,704
                 ----------------------------------------------------------------------------------
     1,300,000   Federal Home Loan Mortgage Corp., 6.50%, 11/1/2010                                      1,297,543
                 ----------------------------------------------------------------------------------
       878,743   Federal Home Loan Mortgage Corp., 7.00%, 4/1/2009                                         889,718
                 ----------------------------------------------------------------------------------
       998,721   Federal National Mortgage Association, 7.50%, 7/1/2025                                  1,016,498
                 ----------------------------------------------------------------------------------
       566,289   Federal National Mortgage Association, 7.00%, 5/1/2001                                    575,129
                 ----------------------------------------------------------------------------------
       506,909   Federal National Mortgage Association, 7.00%, 7/1/2024                                    506,904
                 ----------------------------------------------------------------------------------
       835,760   Federal National Mortgage Association, 9.50%, 10/1/2024                                   885,370
                 ----------------------------------------------------------------------------------
     1,441,249   Federal National Mortgage Association, 8.00%, 8/1/2025                                  1,484,472
                 ----------------------------------------------------------------------------------
       214,678   Federal National Mortgage Association, 7.50%, 6/1/2009                                    219,772
                 ----------------------------------------------------------------------------------
       534,780   Federal National Mortgage Association, 6.50%, 6/1/2009                                    533,603
                 ----------------------------------------------------------------------------------
       484,739   Federal National Mortgage Association, 8.00%, 11/1/2024                                   499,276
                 ----------------------------------------------------------------------------------
       208,768   Federal National Mortgage Association, 8.50%, 2/1/2025                                    216,921
                 ----------------------------------------------------------------------------------
     1,016,147   Federal National Mortgage Association, 7.00%, 7/1/2025                                  1,016,137
                 ----------------------------------------------------------------------------------
     1,001,105   Federal National Mortgage Association, 6.50%, 10/1/2025                                   980,132
                 ----------------------------------------------------------------------------------
       230,872   Government National Mortgage Association, 7.50%, 05/15/2024                               235,773
                 ----------------------------------------------------------------------------------
     1,226,985   Government National Mortgage Association, 9.00%, 4/15/2025                              1,294,064
                 ----------------------------------------------------------------------------------
       802,562   Government National Mortgage Association, 8.50%, 10/15/2024                               837,915
                 ----------------------------------------------------------------------------------
       826,896   Government National Mortgage Association, 7.00%, 7/15/2024                                829,211
                 ----------------------------------------------------------------------------------
       505,454   Government National Mortgage Association, 8.00%, 7/15/2025                                523,140
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL MORTGAGE BACKED SECURITIES                                                       17,085,052
                 ----------------------------------------------------------------------------------  -------------
                 HIGH YIELD BONDS--2.3%
                 ----------------------------------------------------------------------------------
                 BANKING--0.1%
                 ----------------------------------------------------------------------------------
        50,000   First Nationwide Holdings, Sr. Note, 12.25%, 5/15/2001                                     57,062
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 HIGH YIELD BONDS--CONTINUED
                 ----------------------------------------------------------------------------------
                 BROADCAST RADIO & TV--0.2%
                 ----------------------------------------------------------------------------------
 $      75,000   SCI Television, Sr. Secd. Note, 11.00%, 6/30/2005                                   $      79,500
                 ----------------------------------------------------------------------------------
        50,000   Sinclair Broadcast Group, Sr. Sub. Note, 10.00%, 9/30/2005                                 51,375
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     130,875
                 ----------------------------------------------------------------------------------  -------------
                 CABLE TELEVISION--0.3%
                 ----------------------------------------------------------------------------------
        25,000   CAI Wireless Systems, Sr. Note, 12.25%, 9/15/2002                                          26,469
                 ----------------------------------------------------------------------------------
        75,000   Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013                                         79,125
                 ----------------------------------------------------------------------------------
       100,000   TeleWest Plc, 0/11.00%, Sr. Disc. Deb., 10/1/2007                                          58,625
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     164,219
                 ----------------------------------------------------------------------------------  -------------
                 CHEMICALS & PLASTICS--0.1%
                 ----------------------------------------------------------------------------------
        50,000   Arcadian Partners LP, Sr. Note, Series B, 10.75%, 5/1/2005                                 55,000
                 ----------------------------------------------------------------------------------  -------------
                 CLOTHING & TEXTILES--0.2%
                 ----------------------------------------------------------------------------------
       100,000   Westpoint Stevens, Inc., Sr. Sub. Deb., 9.375%, 12/15/2005                                101,500
                 ----------------------------------------------------------------------------------  -------------
                 CONGLOMERATES--0.1%
                 ----------------------------------------------------------------------------------
        50,000   Sherritt Gordon Ltd., Sr. Note, 9.75%, 4/1/2003                                            52,250
                 ----------------------------------------------------------------------------------  -------------
                 CONSUMER PRODUCTS--0.1%
                 ----------------------------------------------------------------------------------
        50,000   (b)Herff Jones, Inc., Sr. Sub. Note, 11.00%, 8/15/2005                                     52,875
                 ----------------------------------------------------------------------------------
        50,000   Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003                            44,250
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                      97,125
                 ----------------------------------------------------------------------------------  -------------
                 CONTAINER & GLASS PRODUCTS--0.2%
                 ----------------------------------------------------------------------------------
        75,000   Owens Illinois, Inc., Sr. Sub. Note, 9.75%, 8/15/2004                                      78,187
                 ----------------------------------------------------------------------------------
        50,000   Portola Packaging Inc., Sr. Note, 10.75%, 10/1/2005                                        51,625
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     129,812
                 ----------------------------------------------------------------------------------  -------------
                 FOOD & DRUG RETAILERS--0.1%
                 ----------------------------------------------------------------------------------
        25,000   (b)Carr-Gottstein Foods, Sr. Sub. Note, 12.00%, 11/15/2005                                 25,062
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 HIGH YIELD BONDS--CONTINUED
                 ----------------------------------------------------------------------------------
                 FOOD & DRUG RETAILERS--CONTINUED
                 ----------------------------------------------------------------------------------
 $      50,000   Ralph's Grocery Co., Sr. Note, 10.45%, 6/15/2004                                    $      49,375
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                      74,437
                 ----------------------------------------------------------------------------------  -------------
                 FOOD PRODUCTS--0.1%
                 ----------------------------------------------------------------------------------
        50,000   Specialty Foods Corp., Sr. Note, 11.125%, 10/1/2002                                        47,500
                 ----------------------------------------------------------------------------------
        25,000   (b)Van de Kamp's Inc., Sr. Sub. Note, 12.00%, 9/15/2005                                    25,812
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                      73,312
                 ----------------------------------------------------------------------------------  -------------
                 FOOD SERVICES--0.1%
                 ----------------------------------------------------------------------------------
        75,000   Flagstar Corp., Sr. Note, 10.875%, 12/1/2002                                               68,625
                 ----------------------------------------------------------------------------------  -------------
                 FOREST PRODUCTS--0.1%
                 ----------------------------------------------------------------------------------
        50,000   Stone Container Corp., Sr. Note, 9.875%, 2/1/2001                                          48,687
                 ----------------------------------------------------------------------------------  -------------
                 HEALTHCARE--0.1%
                 ----------------------------------------------------------------------------------
        50,000   Tenet Healthcare, Sr. Sub. Note, 10.125%, 3/1/2005                                         54,437
                 ----------------------------------------------------------------------------------  -------------
                 OIL & GAS--0.1%
                 ----------------------------------------------------------------------------------
        50,000   Falcon Drilling Company, Sr. Note, 9.75%, 1/15/2001                                        50,750
                 ----------------------------------------------------------------------------------  -------------
                 SERVICES--0.0%
                 ----------------------------------------------------------------------------------
        25,000   (b)Coinmach Corporation, Sr. Note, 11.75%, 11/15/2005                                      25,312
                 ----------------------------------------------------------------------------------  -------------
                 STEEL--0.1%
                 ----------------------------------------------------------------------------------
        75,000   GS Technologies Operating Co., Inc., Sr. Note, 12.00%, 9/1/2004                            74,250
                 ----------------------------------------------------------------------------------  -------------
                 TELECOMMUNICATIONS & CELLULAR--0.3%
                 ----------------------------------------------------------------------------------
        25,000   (b)IXC Communications, Inc., Sr. Note, 12.50%, 10/1/2005                                   26,187
                 ----------------------------------------------------------------------------------
        50,000   Nextel Communications, Inc., Sr. Disc. Note, 0/11.50%, 9/1/2003                            30,125
                 ----------------------------------------------------------------------------------
        50,000   Paging Network, Sr. Sub. Note, 10.125%, 8/1/2007                                           53,375
                 ----------------------------------------------------------------------------------
        75,000   Panamsat, L.P., Sr. Sub. Disc. Note, 0/11.375%, 8/1/2003                                   61,125
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     170,812
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 HIGH YIELD BONDS--CONTINUED
                 ----------------------------------------------------------------------------------
                 UTILITIES--0.1%
                 ----------------------------------------------------------------------------------
 $      75,000   California Energy Co., Sr. Disc. Note, 0/10.25%, 1/15/2004                          $      69,750
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL HIGH YIELD BONDS                                                                  1,498,215
                 ----------------------------------------------------------------------------------  -------------
                 INVESTMENT GRADE BONDS--10.2%
                 ----------------------------------------------------------------------------------
                 AEROSPACE & DEFENSE--0.4%
                 ----------------------------------------------------------------------------------
       250,000   McDonnell Douglas Finance, Note, 9.40%, 10/15/2001                                        278,087
                 ----------------------------------------------------------------------------------  -------------
                 BANKING--0.4%
                 ----------------------------------------------------------------------------------
       250,000   Chase Manhattan, Sub. Note, 8.00%, 5/1/2005                                               261,165
                 ----------------------------------------------------------------------------------  -------------
                 BEVERAGE & TOBACCO--0.8%
                 ----------------------------------------------------------------------------------
       250,000   Philip Morris Cos., Inc., Deb., 6.00%, 7/15/2001                                          246,300
                 ----------------------------------------------------------------------------------
       250,000   RJR Nabisco, Inc., Note, 9.25%, 8/15/2013                                                 255,107
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     501,407
                 ----------------------------------------------------------------------------------  -------------
                 CHEMICALS & PLASTICS--0.2%
                 ----------------------------------------------------------------------------------
       100,000   (b)Bayer Corp, Deb., 7.125%, 10/1/2015                                                    104,090
                 ----------------------------------------------------------------------------------  -------------
                 CONGLOMERATES--0.5%
                 ----------------------------------------------------------------------------------
       275,000   Leucadia National, Sr. Sub. Note, 8.25%, 6/15/2005                                        290,306
                 ----------------------------------------------------------------------------------  -------------
                 FINANCE--AUTOMOTIVE--0.4%
                 ----------------------------------------------------------------------------------
       250,000   Ford Motor Credit Co., Note, 6.85%, 8/15/2000                                             258,045
                 ----------------------------------------------------------------------------------  -------------
                 FINANCE--RETAIL--0.4%
                 ----------------------------------------------------------------------------------
       250,000   Household Finance, Deb., 6.45%, 2/1/2009                                                  248,197
                 ----------------------------------------------------------------------------------  -------------
                 FINANCIAL INTERMEDIARIES--0.8%
                 ----------------------------------------------------------------------------------
       250,000   Equitable Cos., Inc., Sr. Note, 9.00%, 12/15/2004                                         291,525
                 ----------------------------------------------------------------------------------
       200,000   Merrill Lynch, Medium Term Note, 7.25%, 6/14/2004                                         203,556
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     495,081
                 ----------------------------------------------------------------------------------  -------------
                 FOOD & DRUG RETAILERS--0.4%
                 ----------------------------------------------------------------------------------
       225,000   Hook-Superx, Inc., Sr. Note, 10.125%, 6/1/2002                                            245,956
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 INVESTMENT GRADE BONDS--CONTINUED
                 ----------------------------------------------------------------------------------
                 GOVERNMENT AGENCY--0.9%
                 ----------------------------------------------------------------------------------
 $     250,000   Federal National Mortgage Association 8.59%, 2/3/2005                               $     263,397
                 ----------------------------------------------------------------------------------
       300,000   Tennessee Valley Authority 7.318%, 5/31/1999                                              302,493
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     565,890
                 ----------------------------------------------------------------------------------  -------------
                 INDUSTRIAL PRODUCTS & EQUIPMENT--0.4%
                 ----------------------------------------------------------------------------------
       250,000   Joy Technologies Inc, Sr. Note, 10.25%, 9/1/2003                                          282,452
                 ----------------------------------------------------------------------------------  -------------
                 INSURANCE--0.4%
                 ----------------------------------------------------------------------------------
       250,000   Sunamerica Inc, Medium Term Note, 7.34%, 8/30/2005                                        262,984
                 ----------------------------------------------------------------------------------  -------------
                 OIL & GAS--0.9%
                 ----------------------------------------------------------------------------------
       300,000   Occidental Petroleum Corp., Sr. Note, 11.75%, 3/15/2011                                   320,019
                 ----------------------------------------------------------------------------------
       250,000   USX Corp., Note, 6.375%, 7/15/1998                                                        251,070
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     571,089
                 ----------------------------------------------------------------------------------  -------------
                 PRINTING & PUBLISHING--0.4%
                 ----------------------------------------------------------------------------------
       250,000   News America Holdings, Sr. Note, 7.50%, 3/1/2000                                          262,037
                 ----------------------------------------------------------------------------------  -------------
                 RETAILERS--0.5%
                 ----------------------------------------------------------------------------------
       250,000   J.C. Penney Co., S.F. Deb., 9.75%, 6/15/2021                                              293,717
                 ----------------------------------------------------------------------------------  -------------
                 SOVEREIGN GOVERNMENT--1.1%
                 ----------------------------------------------------------------------------------
       300,000   (b)Freeport Terminal (Malta), Gtd. Global Note, 7.50%, 3/29/2009                          317,289
                 ----------------------------------------------------------------------------------
       250,000   Quebec Province, Deb., 7.50%, 7/15/2023                                                   256,913
                 ----------------------------------------------------------------------------------
       100,000   Republic of South Africa, Global Bond Deb., 9.625%, 12/15/1999                            106,689
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     680,891
                 ----------------------------------------------------------------------------------  -------------
                 TELECOMMUNICATIONS & CELLULAR--0.4%
                 ----------------------------------------------------------------------------------
       250,000   TCI Communications Inc, Note, 6.82%, 9/15/2010                                            253,167
                 ----------------------------------------------------------------------------------  -------------
                 UTILITIES--1.2%
                 ----------------------------------------------------------------------------------
       300,000   Duke Power Co., 1st Mtg. Note, 7.00%, 9/1/2005                                            302,892
                 ----------------------------------------------------------------------------------
       300,000   Gulf States Utilities, FMB, 6.75%, 10/1/1998                                              303,261
                 ----------------------------------------------------------------------------------



FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 INVESTMENT GRADE BONDS--CONTINUED
                 ----------------------------------------------------------------------------------
                 UTILITIES--CONTINUED
                 ----------------------------------------------------------------------------------
 $   4,125,000   Pedernales Electric Coop, 10.875%, 9/01/17                                          $     140,761
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     746,914
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL INVESTMENT GRADE BONDS                                                            6,601,475
                 ----------------------------------------------------------------------------------  -------------
    FOREIGN
   CURRENCY
  PAR AMOUNT
---------------  ----------------------------------------------------------------------------------
                 FOREIGN BONDS--5.1%
                 ----------------------------------------------------------------------------------
                 AUSTRALIAN DOLLAR--0.1%
                 ----------------------------------------------------------------------------------
       100,000   State Bank of New South Wales, 12.25%, 2/26/2001                                           86,648
                 ----------------------------------------------------------------------------------  -------------
                 BELGIUM FRANC--0.3%
                 ----------------------------------------------------------------------------------
     3,100,000   Belgian Gov't., Foreign Gov't. Guarantee, 10.00%, 4/5/1996                                106,472
                 ----------------------------------------------------------------------------------
     2,000,000   Belgium Kingdom, 7.75%, 10/15/2004                                                         71,887
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     178,359
                 ----------------------------------------------------------------------------------  -------------
                 CANADIAN DOLLAR--0.3%
                 ----------------------------------------------------------------------------------
       200,000   Ontario Hydro, 9.00%, 6/24/2002                                                           160,456
                 ----------------------------------------------------------------------------------  -------------
                 DANISH KRONE--0.2%
                 ----------------------------------------------------------------------------------
       600,000   Denmark, 8.00%, 5/15/2003                                                                 112,685
                 ----------------------------------------------------------------------------------  -------------
                 FRENCH FRANC--0.6%
                 ----------------------------------------------------------------------------------
     1,300,000   France O.A.T., 8.50%, 11/25/2002                                                          287,274
                 ----------------------------------------------------------------------------------
       600,000   KFW International Finance, 7.00%, 5/12/2000                                               123,910
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     411,184
                 ----------------------------------------------------------------------------------  -------------
                 DEUTSCHE MARK--0.8%
                 ----------------------------------------------------------------------------------
       700,000   Treuhandanstalt, 7.75%, 10/1/2002                                                         535,007
                 ----------------------------------------------------------------------------------  -------------
                 ITALIAN LIRA--0.4%
                 ----------------------------------------------------------------------------------
   425,000,000   Buoni Poliennali Del Tes, 9.50%, 1/1/2005                                                 239,955
                 ----------------------------------------------------------------------------------  -------------



FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

    FOREIGN                                                                                              VALUE
   CURRENCY                                                                                             IN U.S.
  PAR AMOUNT                                                                                            DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 FOREIGN BONDS--CONTINUED
                 ----------------------------------------------------------------------------------
                 JAPANESE YEN--1.3%
                 ----------------------------------------------------------------------------------
    24,000,000   Export-Import Bank Japan, 4.375%, 10/1/2003                                         $     264,472
                 ----------------------------------------------------------------------------------
    10,000,000   Interamerican Development, Deb., 7.25%, 5/15/2000                                         121,990
                 ----------------------------------------------------------------------------------
    38,000,000   KFW International Finance, 6.00%, 11/29/1999                                              440,688
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     827,150
                 ----------------------------------------------------------------------------------  -------------
                 NETHERLANDS GUILDER--0.3%
                 ----------------------------------------------------------------------------------
       350,000   Netherlands Government, 5.75%, 1/15/2004                                                  213,117
                 ----------------------------------------------------------------------------------  -------------
                 SPANISH PESETA--0.2%
                 ----------------------------------------------------------------------------------
    20,000,000   Spanish Government, 10.00%, 2/28/2005                                                     160,415
                 ----------------------------------------------------------------------------------  -------------
                 SWEDISH KRONA--0.2%
                 ----------------------------------------------------------------------------------
       800,000   Sweden, 6.00%, 2/9/2005                                                                   101,793
                 ----------------------------------------------------------------------------------  -------------
                 UNITED KINGDOM POUND--0.4%
                 ----------------------------------------------------------------------------------
       175,000   UK Conversion, 9.00%, 3/3/2000                                                            288,341
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL FOREIGN BONDS                                                                     3,315,110
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL BONDS (IDENTIFIED COST $53,888,169)                                              54,716,399
                 ----------------------------------------------------------------------------------  -------------
   PRINCIPAL
    AMOUNT
---------------  ----------------------------------------------------------------------------------
(D)REPURCHASE AGREEMENT--3.8%
---------------------------------------------------------------------------------------------------
$    2,430,000   J.P. Morgan & Co., Inc., 5.930%, dated 11/30/1995, due 12/1/1995                        2,430,000
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL INVESTMENTS (IDENTIFIED COST $62,013,889)(E)                                  $  63,870,969
                 ----------------------------------------------------------------------------------  -------------


 (a) Non-income producing security.


 (b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. These securities have been determined to be liquid under criteria established by the Board of Trustees. At the end of the period, these securities amounted to ($611,277) which represents 0.9% of net assets.



 (c) The utilities are shown in the asset category in which they were purchased. The funds total exposure to utility stocks is 8% of net assets.


FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

 (d) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in joint accounts with other Federated Funds.


  (e) The cost of investments for federal tax purposes amounts to $62,017,320. The net unrealized appreciation of investments on a federal tax basis amounts to $1,853,649 which is comprised of $1,989,524 appreciation and $135,875 depreciation at November 30, 1995.


Note: The categories of investments are shown as a percentage of net assets
      ($64,779,572) at November 30, 1995.

The following acronym(s) are used throughout this portfolio:

ADR -- American Depository Receipt
GTD -- Guaranty
LP -- Limited Partnership
PEPS -- Participating Equity Preferred Stock
PLC -- Public Limited Company
STRYPES -- Structured Yield Product Exchangeable for Stock

(See Notes which are an integral part of the Financial Statements)



FEDERATED MANAGED INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

ASSETS:
----------------------------------------------------------------------------------------------------
Total investments in securities, at value (identified cost $62,013,889 and tax cost $62,017,320)      $ 63,870,969
----------------------------------------------------------------------------------------------------
Cash denominated in foreign currencies (identified cost $22,479)                                            22,408
----------------------------------------------------------------------------------------------------
Income receivable                                                                                          949,051
----------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                 150,548
----------------------------------------------------------------------------------------------------
Deferred expenses                                                                                           38,394
----------------------------------------------------------------------------------------------------  ------------
    Total assets                                                                                        65,031,370
----------------------------------------------------------------------------------------------------
LIABILITIES:
-----------------------------------------------------------------------------------------
Payable for investments purchased                                                          $  48,158
-----------------------------------------------------------------------------------------
Payable for shares redeemed                                                                   26,874
-----------------------------------------------------------------------------------------
Payable to Bank                                                                              135,128
-----------------------------------------------------------------------------------------
Payable for taxes withheld                                                                       384
-----------------------------------------------------------------------------------------
Accrued expenses                                                                              41,254
-----------------------------------------------------------------------------------------  ---------
    Total liabilities                                                                                      251,798
----------------------------------------------------------------------------------------------------  ------------
NET ASSETS for 6,148,777 shares outstanding                                                           $ 64,779,572
----------------------------------------------------------------------------------------------------  ------------
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------
Paid in capital                                                                                       $ 62,198,271
----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, translation of assets and liabilities in foreign
currency, and futures contracts                                                                          1,871,638
----------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments, foreign currency transactions, and futures contracts         404,304
----------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                        305,359
----------------------------------------------------------------------------------------------------  ------------
    Total Net Assets                                                                                  $ 64,779,572
----------------------------------------------------------------------------------------------------  ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
----------------------------------------------------------------------------------------------------
Institutional Shares $50,852,336 / 4,826,791 shares outstanding                                             $10.54
----------------------------------------------------------------------------------------------------  ------------
Select Shares $13,927,236 / 1,321,986 shares outstanding                                                    $10.54
----------------------------------------------------------------------------------------------------  ------------


(See Notes which are an integral part of the Financial Statements)



FEDERATED MANAGED INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
------------------------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $153)                                                       $ 208,643
------------------------------------------------------------------------------------------------------
Interest (net of foreign taxes withheld of $832)                                                        3,111,665
------------------------------------------------------------------------------------------------------  ---------
    Total income                                                                                        3,320,308
------------------------------------------------------------------------------------------------------
EXPENSES:
------------------------------------------------------------------------------------------------------
Investment advisory fee                                                                      $ 354,801
-------------------------------------------------------------------------------------------
Administrative personnel and services fee                                                      155,000
-------------------------------------------------------------------------------------------
Custodian fees                                                                                  61,257
-------------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                        44,652
-------------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                        1,859
-------------------------------------------------------------------------------------------
Auditing fees                                                                                   12,407
-------------------------------------------------------------------------------------------
Legal fees                                                                                       2,995
-------------------------------------------------------------------------------------------
Portfolio accounting fees                                                                       31,725
-------------------------------------------------------------------------------------------
Distribution services fee--Select Shares                                                        55,959
-------------------------------------------------------------------------------------------
Shareholder services fee--Institutional Shares                                                  99,614
-------------------------------------------------------------------------------------------
Shareholder services fee--Select Shares                                                         18,653
-------------------------------------------------------------------------------------------
Share registration costs                                                                        22,997
-------------------------------------------------------------------------------------------
Printing and postage                                                                            32,697
-------------------------------------------------------------------------------------------
Insurance premiums                                                                               4,503
-------------------------------------------------------------------------------------------
Taxes                                                                                              109
-------------------------------------------------------------------------------------------
Miscellaneous                                                                                   12,513
-------------------------------------------------------------------------------------------  ---------
    Total expenses                                                                             911,741
-------------------------------------------------------------------------------------------
Waivers and reimbursements--
--------------------------------------------------------------------------------
  Waiver of investment advisory fee                                               $(354,801)
--------------------------------------------------------------------------------
  Waiver of distribution services fee--Select Shares                                (18,653)
--------------------------------------------------------------------------------
  Waiver of shareholder services fee--Institutional Shares                          (99,614)
--------------------------------------------------------------------------------
  Reimbursement of other operating expenses                                         (26,732)
--------------------------------------------------------------------------------  ---------
    Total waivers and reimbursements                                                          (499,800)
-------------------------------------------------------------------------------------------  ---------
        Net expenses                                                                                      411,941
------------------------------------------------------------------------------------------------------  ---------
            Net investment income                                                                       2,908,367
------------------------------------------------------------------------------------------------------  ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY, AND FUTURES CONTRACTS:
------------------------------------------------------------------------------------------------------
Net realized gain on investments, foreign currency transactions, and futures contracts                    911,082
------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments, translation of assets and liabilities in foreign
currency, and futures contracts                                                                         2,481,101
------------------------------------------------------------------------------------------------------  ---------
    Net realized and unrealized gain on investments, foreign currency, and futures contracts            3,392,183
------------------------------------------------------------------------------------------------------  ---------
        Change in net assets resulting from operations                                                  $6,300,550
------------------------------------------------------------------------------------------------------  ---------


(See Notes which are an integral part of the Financial Statements)


FEDERATED MANAGED INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           YEAR ENDED           PERIOD ENDED
                                                                       NOVEMBER 30, 1995     NOVEMBER 30, 1994*
INCREASE (DECREASE) IN NET ASSETS:
--------------------------------------------------------------------
OPERATIONS--
--------------------------------------------------------------------
Net investment income                                                    $    2,908,367         $     999,639
--------------------------------------------------------------------
Net realized gain (loss) on investments, foreign currency
transactions, and future contracts ($729,136 net gain and $305,808
net loss, respectively, as computed for federal tax purposes)                   911,082              (311,738)
--------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of investments, translation of assets and liabilities in foreign currency, and
futures contracts                                                             2,481,101              (609,463)
--------------------------------------------------------------------  --------------------  ---------------------
    Change in net assets resulting from operations                            6,300,550                78,438
--------------------------------------------------------------------  --------------------  ---------------------
DISTRIBUTIONS TO SHAREHOLDERS--
--------------------------------------------------------------------
Distributions from net investment income
--------------------------------------------------------------------
  Institutional Shares                                                       (2,431,427)             (883,551)
--------------------------------------------------------------------
  Select Shares                                                                (394,936)              (87,664)
--------------------------------------------------------------------  --------------------  ---------------------
    Change in net assets resulting from distributions to
    shareholders                                                             (2,826,363)             (971,215)
--------------------------------------------------------------------  --------------------  ---------------------
SHARE TRANSACTIONS--
--------------------------------------------------------------------
Proceeds from sale of shares                                                 36,889,780            42,977,477
--------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                                          900,372               228,430
--------------------------------------------------------------------
Cost of shares redeemed                                                     (14,374,680)           (4,523,217)
--------------------------------------------------------------------  --------------------  ---------------------
    Change in net assets resulting from share transactions                   23,415,472            38,682,690
--------------------------------------------------------------------  --------------------  ---------------------
      Change in net assets                                                   26,889,659            37,789,913
--------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------
Beginning of period                                                          37,889,913               100,000
--------------------------------------------------------------------  --------------------  ---------------------
End of period (including undistributed net investment income of
$305,359 and $45,969, respectively)                                      $   64,779,572         $  37,889,913
--------------------------------------------------------------------  --------------------  ---------------------


* For the period from January 18, 1994 (start of business) to November 30, 1994.

(See Notes which are an integral part of the Financial Statements)


FEDERATED MANAGED INCOME FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

(1) ORGANIZATION

Managed Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four diversified portfolios. The financial statements included herein are only those of Federated Managed Income Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers two classes of shares: Institutional Shares (formerly, Institutional Service Shares) and Select Shares. The Institutional Service Shares changed its name to Institutional Shares effective June 30, 1995.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.
     INVESTMENT VALUATIONS--Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Listed equity securities are valued at the last sale price reported on national security exchanges. All other securities are valued at prices provided by an independent pricing source.


     REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.


     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risk may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.


     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal

FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

     Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. As a result of these differences, the following required reclassifications have been made to the current year financial statements.

                     INCREASE (DECREASE)
             ACCUMULATED
            NET REALIZED                  UNDISTRIBUTED NET
              GAIN/LOSS                   INVESTMENT INCOME
             ($177,386)                        $177,386



     Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.


     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DEFERRED EXPENSES--The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized using the straight-line method over a period of five years from the Fund's commencement date.

     CONCENTRATION OF CREDIT RISK--The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------


     At November 30, 1995, the industry diversification of foreign securities was as follows:

                 INDUSTRIES                      % OF NET ASSETS
     Agency                                           1.34%
     Sovereign                                        3.46%
     State/Provincial                                 0.13%
     Supranational                                    0.19%



     FUTURES CONTRACTS--The Fund may purchase and sell futures contracts to accommodate cash flows into and out of the Fund's portfolio and to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Upon entering into a stock futures contract with a broker, the Fund is required to deposit in a segregated account an amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily the fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. For the period ended November 30, 1995, the Fund had realized gains of $14,814 on future contracts. At November 30, 1995, the Fund had no outstanding futures contracts.



     FOREIGN CURRENCY COMMITMENTS--The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At November 30, 1995, the Fund had no outstanding foreign currency commitments.

     FOREIGN CURRENCY TRANSLATION--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.


     Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized


FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------
     between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.


     DOLLAR ROLL TRANSACTIONS--The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.



     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.


     Additional information on each restricted security held at November 30, 1995 is as follows:

SECURITY                                                ACQUISITION DATE      ACQUISITION COST
Bayer Corp., Deb                                                  11/9/95        $  102,315
Carr-Goldstein Foods Sr. Sub Note                                 11/9/95            25,000
Coinmach Corporation, Sr. Note                                   11/14/95            25,000
Freeport Terminal (Malta), Gtd. Global Note                       7/19/94           284,196
Herff Jones Inc., Sr. Sub Note                                    9/14/95            51,750
IXC Communications, Inc., Sr. Note                                9/25/95            24,320
Van De Kamp's Inc., Sr. Sub Note                                  9/14/95            25,000
Westinghouse Electric Corp., PEPS                         9/27/95-9/28/95            32,025


     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

Transactions in shares were as follows:

                                                                  YEAR ENDED                 PERIOD ENDED
                                                              NOVEMBER 30, 1995           NOVEMBER 30, 1994*
INSTITUTIONAL SHARES                                        SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------  -----------  -------------  -----------  -------------
Shares sold                                                 2,449,773  $  25,139,690    3,801,238  $  37,969,931
--------------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                         68,764        702,502       21,807        216,633
--------------------------------------------------------
Shares redeemed                                            (1,244,562)   (12,651,519)    (280,229)    (2,787,738)
--------------------------------------------------------  -----------  -------------  -----------  -------------
     Net change resulting from Institutional Service
     share transactions                                     1,273,975  $  13,190,673    3,542,816  $  35,398,826
--------------------------------------------------------  -----------  -------------  -----------  -------------


                                                                  YEAR ENDED                 PERIOD ENDED
                                                              NOVEMBER 30, 1995          NOVEMBER 30, 1994**
SELECT SHARES                                               SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------  -----------  -------------  -----------  -------------
Shares sold                                                 1,144,376  $  11,750,090      501,463  $   5,007,546
--------------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                         19,145        197,870        1,189         11,797
--------------------------------------------------------
Shares redeemed                                              (168,971)    (1,723,161)    (175,216)    (1,735,479)
--------------------------------------------------------  -----------  -------------  -----------  -------------
     Net change resulting from Select share transactions      994,550  $  10,224,799      327,436  $   3,283,864
--------------------------------------------------------  -----------  -------------  -----------  -------------
          Net change resulting from share transactions      2,268,525  $  23,415,472    3,870,252  $  38,682,690
--------------------------------------------------------  -----------  -------------  -----------  -------------



 *For the period from January 18, 1994 (start of business) to November 30, 1994.



**For the period from January 27, 1994 (start of business) to November 30, 1994.


(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Management, the Fund's investment adviser, (the "Adviser"), receives for its services an annual investment advisory fee equal to .75 of 1% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Under the terms of the sub-advisory agreement between the Adviser and Federated Global Research Corp., Federated Global Research Corp., receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser

FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------
manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. This fee is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.


DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Select shares. The Plan provides that the Fund may incur distribution expenses of up to .75 of 1% of average daily net assets of Select shares, annually to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.



SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to .25 of 1% of average daily net assets of the Fund for the period. This fee is to obtain certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion. For the fiscal year ended November 30, 1995, the Institutional Shares fully waived its shareholder service fee.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES--Federated Services Company ("FServ") serves as transfer and dividend disbursing agent for the Fund. This fee is based on the size, type, and number of accounts and transactions made by shareholders.
PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.



ORGANIZATIONAL EXPENSES--Organizational expense ($52,265) and start-up administrative service expenses of ($39,068) were borne initially by Adviser. The Fund has agreed to reimburse Adviser for the organizational and start-up administrative expenses during the five year period following effective date. For the period ended November 30, 1995, the Fund paid $8,414 and $4,992, respectively, pursuant to this agreement.


GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended
November 30, 1995, were as follows:

PURCHASES                                                                                            $  96,151,262
---------------------------------------------------------------------------------------------------  -------------
SALES                                                                                                $  75,605,276
---------------------------------------------------------------------------------------------------  -------------



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------



To the Shareholders and Board of Trustees of MANAGED SERIES TRUST
(Federated Managed Growth and Income Fund):



We have audited the accompanying statement of assets and liabilities of Federated Managed Growth and Income Fund (an investment portfolio of Managed Series Trust, a Massachusetts business trust), including the schedule of portfolio of investments, as of November 30, 1995, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights (see pages 2 and 27 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Managed Growth and Income Fund (an investment portfolio of Managed Series Trust) as of November 30, 1995, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.



                                                             ARTHUR ANDERSEN LLP



Pittsburgh, Pennsylvania
January 18, 1996




APPENDIX


--------------------------------------------------------------------------------


STANDARD AND POOR'S RATINGS GROUP LONG-TERM DEBT RATINGS



AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.



AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.



A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.



BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.



BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.



B--Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.



CCC--Debt rated CCC has currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.



CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.



C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.



CI--The rating CI is reserved for income bonds on which no interest is being paid.



D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.



MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS



Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.



A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.



Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



FITCH INVESTORS SERVICE, INC., LONG-TERM DEBT RATINGS



AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.



AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.



A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.



BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.



BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.



CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.



CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.



C--Bonds are in imminent default in payment of interest or principal.



DDD, DD, AND D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.



NR--NR indicates that Fitch does not rate the specific issue.



PLUS (+) OR MINUS (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.



ADDRESSES
--------------------------------------------------------------------------------

Federated Managed Income Fund
                    Select Shares                                          Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------

Distributor
                    Federated Securities Corp.                             Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------

Investment Adviser
                    Federated Management                                   Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------

Sub-Adviser
                    Federated Global Research Corp.                        175 Water Street
                                                                           New York, New York 10038-4965
---------------------------------------------------------------------------------------------------------------------

Custodian
                    State Street Bank and                                  P.O. Box 8600
                    Trust Company                                          Boston, Massachusetts 02266-8600
---------------------------------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent
                    Federated Services Company                             P.O. Box 8600
                                                                           Boston, Massachusetts 02266-8600
---------------------------------------------------------------------------------------------------------------------

Independent Public Accountants
                    Arthur Andersen LLP                                    2100 One PPG Place
                                                                           Pittsburgh, Pennsylvania 15222
---------------------------------------------------------------------------------------------------------------------



FEDERATED MANAGED
INCOME FUND
SELECT SHARES

PROSPECTUS

A Diversified Portfolio
of Managed Series Trust,
an Open-End Management
Investment Company


Prospectus dated January 31, 1996


[LOGO]  FEDERATED SECURITIES CORP.
        ---------------------------------------------
        Distributor
        A subsidiary of FEDERATED INVESTORS

        FEDERATED INVESTORS TOWER
        PITTSBURGH, PA 15222-3779

        Cusip 56166K206
        3122012A-SEL (1/96)

[Logo]
Lifecycle Investing
MANAGED SERIES TRUST


FEDERATED MANAGED INCOME FUND

Lifecycle Investing
MANAGED SERIES TRUST
From Federated Investors
[Logo}

INSTITUTIONAL SHARES

Federated Managed
Income Fund is part of
Managed Series Trust,
a lifecycle investing program from
Federated Investors.

Other funds available
in Managed Series Trust are
Federated Managed Growth and Income Fund,
Federated Managed Growth Fund,
and Federated Managed
Aggressive Growth Fund.

[Logo]
FEDERATED SECURITIES CORP.
Distributor
A subsidiary of FEDERATED INVESTORS
[Logo]

FEDERATED MANAGED INCOME FUND
(A PORTFOLIO OF MANAGED SERIES TRUST)
INSTITUTIONAL SHARES

PROSPECTUS


The Institutional Shares of Federated Managed Income Fund (the "Fund") offered by this prospectus represent interests in the Fund, which is a diversified investment portfolio of Managed Series Trust (the "Trust"). The Trust is an open-end management investment company (a mutual fund).



The investment objective of the Fund is to seek current income. The Fund invests in both bonds and stocks. Institutional Shares are sold at net asset value.



THE INSTITUTIONAL SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE INSTITUTIONAL SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



This prospectus contains the information you should read and know before you invest in Institutional Shares of the Fund. Keep this prospectus for future reference.



The Fund has also filed a Statement of Additional Information for Institutional Shares and Select Shares of all portfolios of the Trust dated January 31, 1996, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-235-4669. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated January 31, 1996



TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY OF FUND EXPENSES                                                       1
------------------------------------------------------

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES                                     2
------------------------------------------------------

GENERAL INFORMATION                                                            3
------------------------------------------------------

INVESTMENT INFORMATION                                                         3
------------------------------------------------------

  Investment Objective                                                         3
  Investment Policies                                                          3
  Investment Limitations                                                      15

TRUST INFORMATION                                                             15
------------------------------------------------------

  Management of the Trust                                                     15
  Distribution of Institutional Shares                                        19
  Administration of the Fund                                                  19
  Brokerage Transactions                                                      20

NET ASSET VALUE                                                               20
------------------------------------------------------

INVESTING IN INSTITUTIONAL SHARES                                             21
------------------------------------------------------

  Share Purchases                                                             21
  Minimum Investment Required                                                 21
  What Shares Cost                                                            22
  Subaccounting Services                                                      22
  Systematic Investment Program                                               22
  Certificates and Confirmations                                              22
  Dividends                                                                   22
  Capital Gains                                                               23

REDEEMING INSTITUTIONAL SHARES                                                23
------------------------------------------------------

  Through a Financial Institution                                             23
  Telephone Redemption                                                        23

  Written Requests                                                            24

  Systematic Withdrawal Program                                               24
  Accounts with Low Balances                                                  24

SHAREHOLDER INFORMATION                                                       25
------------------------------------------------------

  Voting Rights                                                               25

TAX INFORMATION                                                               25
------------------------------------------------------

  Federal Income Tax                                                          25
  State and Local Taxes                                                       25

PERFORMANCE INFORMATION                                                       26
------------------------------------------------------

OTHER CLASSES OF SHARES                                                       26
------------------------------------------------------

FINANCIAL HIGHLIGHTS--SELECT SHARES                                           27
------------------------------------------------------

FINANCIAL STATEMENTS                                                          28
------------------------------------------------------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                                      52
------------------------------------------------------

APPENDIX                                                                      53
------------------------------------------------------
ADDRESSES                                                                     56
------------------------------------------------------


SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

                                                     INSTITUTIONAL SHARES
                                               SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)...........................       None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)...................................................................       None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
  redemption proceeds, as applicable)...................................................................       None
Redemption Fee (as a percentage of amount redeemed, if applicable)......................................       None
Exchange Fee............................................................................................       None
                                                  ANNUAL OPERATING EXPENSES
                                           (As a percentage of average net assets)
Management Fee (after waiver) (1).......................................................................       0.00%
12b-1 Fee...............................................................................................       None
Total Other Expenses (after expense reimbursement)......................................................       0.75%
     Shareholder Services Fee (after waiver) (2).............................................       0.00%
          Total Operating Expenses (3)..................................................................       0.75%


(1) The management fee has been reduced to reflect the voluntary waiver of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75%.

(2) The maximum shareholder services fee is 0.25%.


(3) The total operating expenses would have been 1.81% absent the voluntary waivers of the management fee and the shareholder services fee and the voluntary reimbursement of certain other operating expenses.



     The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Institutional Shares" and "Trust Information". Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE                                                                  1 year     3 years    5 years    10 years
You would pay the following expenses on a $1,000 investment assuming
(1) 5% annual return and (2) redemption at the end of each time
period................................................................     $8         $24        $42        $93


     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


FEDERATED MANAGED INCOME FUND
FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES
(FORMERLY, INSTITUTIONAL SERVICE SHARES)

--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Reference is made to the Report of Independent Public Accountants on page 52.

                                                                                 YEAR ENDED        PERIOD ENDED
                                                                                NOVEMBER 30,       NOVEMBER 30,
                                                                                    1995              1994(A)
----------------------------------------------------------------------------  -----------------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $    9.76          $   10.00
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------
  Net investment income                                                                0.62               0.31
----------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
  foreign currency and futures contracts                                               0.78              (0.25)
----------------------------------------------------------------------------        -------            -------
  Total from investment operations                                                     1.40               0.06
----------------------------------------------------------------------------        -------            -------
LESS DISTRIBUTIONS
----------------------------------------------------------------------------
  Distributions from net investment income                                            (0.62)             (0.30)
----------------------------------------------------------------------------        -------            -------
NET ASSET VALUE, END OF PERIOD                                                    $   10.54          $    9.76
----------------------------------------------------------------------------        -------            -------
TOTAL RETURN (B)                                                                      14.74%              0.55%
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------
  Expenses                                                                             0.75%              0.67%*
----------------------------------------------------------------------------
  Net investment income                                                                6.26%              6.02%*
----------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                     1.06%              1.01%*
----------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                           $50,852            $34,692
----------------------------------------------------------------------------
  Portfolio turnover                                                                    165%               153%
----------------------------------------------------------------------------


  * Computed on an annualized basis.

 (a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from the start of business, January 18, 1994 to May 24, 1994, the net investment income was distributed to the Trust's adviser.


 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.


 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


Further information about the Fund's performance is contained in the Fund's annual report for the fiscal year ended November 30, 1995, which can be obtained free of charge.


GENERAL INFORMATION
--------------------------------------------------------------------------------


The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") have established two classes of shares of the Fund, known as Institutional Shares and Select Shares. This prospectus relates only to Institutional Shares.



Institutional Shares ("Shares") of the Fund are designed to give institutions, individuals, and financial institutions acting in a fiduciary or agency capacity a convenient means of accumulating an interest in a professionally managed, diversified investment portfolio. A minimum initial investment of $25,000 over a 90-day period is required.


Shares are currently sold and redeemed at net asset value without a sales charge imposed by the Fund.

INVESTMENT INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek current income. There can be, of course, no assurance that the Fund will achieve its investment objective. The Fund's investment objective cannot be changed without the approval of shareholders. Unless otherwise noted, the Fund's investment policies may be changed by the Trustees without shareholder approval.

INVESTMENT POLICIES

ASSET ALLOCATION. The Fund will primarily invest in two types of assets: bonds and equities. The Fund's investment approach is based on the conviction that, over time, the choice of investment asset categories and their relative long-term weightings within the portfolio will have the primary impact on its investment performance. Of secondary importance to the Fund's performance are the shifting of money among asset categories and the selection of securities within asset categories. Therefore, the Fund will pursue its investment objective in the following manner: (1) by setting long-term ranges for each asset category; (2) by moving money among asset categories within those defined ranges; and (3) by actively selecting securities within each of the asset categories. The Fund attempts to minimize risk by allocating its assets in such a fashion.

Within each of these types of investments, the Fund has designated asset categories. As a matter of investment policy, ranges have been set for each asset category's portfolio commitment.

The Fund will invest between 70 and 90 percent of its assets in bonds. The bond asset categories are U.S. Treasury securities, mortgage-backed securities, investment-grade corporate bonds, high yield corporate bonds and foreign bonds.

The Fund will invest between 10 and 30 percent of its assets in equities. The Fund's ability to invest a portion of its assets in equities offers the opportunity for higher return than other income-

oriented funds. The equities asset categories are large company stocks, utility stocks, small company stocks, foreign stocks, and equity reserves.

The following is a summary of the asset categories and the amount of the Fund's total assets which may be invested in each asset category:

ASSET CATEGORY                                                     RANGE
BONDS                                                             70-90%
U.S. Treasury Securities                                           0-90%
Mortgage-Backed Securities                                         0-45%
Investment-Grade Corporate Bonds                                   0-45%
High Yield Corporate Bonds                                         0-10%
Foreign Bonds                                                      0-10%
EQUITIES                                                          10-30%
Large Company Stocks                                               0-30%
Utility Stocks                                                     0-15%
Small Company Stocks                                               0-3%
Foreign Stocks                                                     0-3%
Equity Reserves                                                   0-12.5%


The Fund's adviser will regularly review the Fund's allocation among the asset categories and make any changes, within the ranges established for each asset category, that it believes will provide the most favorable outlook for achieving the Fund's investment objective. The Fund's adviser will attempt to exploit inefficiencies among the various asset categories. If, for example, U.S. Treasury securities are judged to be unusually attractive relative to other asset categories, the allocation for U.S. Treasury securities may be moved to its upper limit. At other times, when U.S. Treasury securities appear to be overvalued, the commitment may be moved down to a lesser allocation. There is no assurance, however, that the adviser's attempts to pursue this strategy will result in a benefit to the Fund.

Each asset category within the Fund will be a managed portfolio. The Fund will seek superior investment performance through security selection in addition to determining the percentage of its assets to allocate to each of the asset categories.

BOND ASSET CATEGORIES. The portion of the Fund's assets which is invested in bonds ("Bond Assets") will be allocated among the following asset categories within the ranges specified. The prices of fixed income securities fluctuate inversely to the direction of interest rates. The average duration of the Fund's Bond Assets will be not less than two nor more than four years. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with shorter durations generally have less volatile prices than securities of comparable quality with longer durations. The Fund should be expected to maintain a higher average duration during periods of lower expected market volatility, and a lower average duration during periods of higher expected market volatility.

     U.S. TREASURY SECURITIES. U.S. Treasury securities are direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds. The Fund may invest up to 90 percent of its total assets in U.S. Treasury securities. The Fund may invest in other U.S. government securities if, in the judgment of the adviser, other U.S. government securities are more attractive than U.S. Treasury securities.

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an undivided interest in a pool of residential mortgages or may be collateralized by a pool of residential mortgages. Mortgage-backed securities are generally either issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") or other U.S. government agencies or instrumentalities. Mortgage-backed securities may also be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. The Fund may invest up to 45 percent of its total assets in mortgage-backed securities.

     INVESTMENT-GRADE CORPORATE BONDS. Investment-grade corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BBB or higher by a nationally recognized statistical rating organization ("NRSRO"). The Fund may invest up to 45 percent of its total assets in investment-grade corporate bonds. In certain cases, the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the investment-grade bonds described above. Yankee bonds, which are U.S. dollar-denominated bonds issued and traded in the United States by foreign issuers, are treated as investment-grade corporate bonds for purposes of the asset category ranges.

     HIGH YIELD CORPORATE BONDS. High yield corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BB or lower by NRSROs (commonly known as junk bonds). The Fund may invest up to ten percent of its total assets in high yield corporate bonds. There is no minimal acceptable rating for a security to be purchased or held in the Fund's portfolio, and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category. (See "Appendix.") In certain cases the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the high yield bonds described above.

         INVESTMENT RISKS. Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time. As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities.

         Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

     FOREIGN BONDS. Foreign bonds are high-quality debt securities of countries other than the United States. The Fund's portfolio of foreign bonds will be comprised mainly of foreign government, foreign governmental agency or supranational institution bonds. The Fund will also invest in high-quality debt securities issued by corporations in countries other than the United States and subject to the Fund's credit limitations for foreign bonds. The Fund may invest up to ten percent of its total assets in foreign bonds.

EQUITY ASSET CATEGORIES. The portion of the Fund's assets which is invested in equities will be allocated among the following asset categories within the ranges specified:

     LARGE COMPANY STOCKS. Large company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of high-quality companies selected by the Fund's adviser. Ordinarily, these companies will be in the top 25 percent of their industries with regard to revenues and have a market capitalization of $500,000,000 or more. However, other factors, such as a company's product position, market share, current earnings and/or dividend and earnings growth prospects, will be considered by the Fund's adviser and may outweigh revenues. The Fund may invest up to 30 percent of its total assets in large company stocks.

     UTILITY STOCKS. Utility stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of utility companies. The Fund may invest up to 15 percent of its total assets in utility stocks. Common stocks of utilities are generally characterized by higher dividend yields and lower growth rates than common stocks of industrial companies. Under normal market conditions, the higher income stream from utility stocks tends to make them less volatile than stocks of industrial companies.


     SMALL COMPANY STOCKS. Small company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of companies with a market capitalization (market price x number of shares outstanding) below the top 1,000 stocks that comprise the large and mid-range capitalization sector of the United States equity market. These stocks are comparable to, but not limited to, the stocks comprising the Russell 2000 Index, an index of small capitalization stocks. The Fund may invest up to three percent of its total assets in small company stocks.


     FOREIGN STOCKS. Foreign stocks are equity securities of established companies in economically developed countries other than the United States. These securities may be either dollar-denominated or denominated in foreign currencies. American Depository Receipts ("ADRs"), including dollar denominated ADRs which are issued by domestic banks and traded in the United States on exchanges or over-the-counter, are treated as foreign stocks for purposes of the asset category ranges. The Fund may invest up to three percent of its total assets in foreign stocks.


     EQUITY RESERVES. When the adviser believes that a temporary defensive position is available, the Fund may invest in equity reserves. Equity reserves will be used to adjust the risk level of the equity portion of the Fund in response to market conditions. Equity reserves will consist of U.S. and foreign short-term money market instruments such as commercial paper rated A-1 by Standard and Poor's Ratings Group ("Standard & Poor's"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1 by Fitch Investors Service, Inc. ("Fitch"). The Fund may invest up to 12.5 percent of its total assets in equity reserves.


ACCEPTABLE INVESTMENTS

     U.S. TREASURY AND OTHER U.S. GOVERNMENT SECURITIES. The U.S. Treasury and other U.S. government securities in which the Fund invests are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Fund may invest are limited to:

       direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and

       obligations issued by U.S. government agencies or instrumentalities, including securities that are supported by the full faith and credit of the U.S. Treasury (such as GNMA certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of an agency or instrumentality (such as FNMA and FHLMC bonds).

     MORTGAGE-BACKED SECURITIES. Mortgaged-backed securities are securities collateralized by residential mortgages. The mortgage-backed securities in which the Fund may invest may be:

       issued by an agency of the U.S. government, typically GNMA, FNMA or FHLMC;

       privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and

       other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.


         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are bonds issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. Most of the CMOs in which the Fund would invest use the same basic structure:


             Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date; the final class (or Z bond) typically receives the residual income from the underlying investments after payments are made to the other classes.

             The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities.

             The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest maturity security (or B bond). This process continues until all of the classes have been paid off.

         Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. The interest portion of these payments is distributed by the Fund as income and the capital portion is reinvested.

         The Fund will invest only in CMOs which are rated AAA or Aaa by an NRSRO.


         REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations or a segregated pool of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates, and a single class of "residual interests." To qualify as a REMIC, substantially all of the assets of the entity must be in assets directly or indirectly secured principally by real property.


         CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying mortgages. Distributions to holders of mortgage-backed securities include both interest and principal payments. Principal payments represent the amortization of the principal of the underlying mortgages and any prepayments of principal due to prepayment, refinancing, or foreclosure of the underlying mortgages. Although maturities of the underlying mortgage loans may range up to 30 years, amortization and prepayments substantially shorten the effective maturities of mortgage-backed securities. Due to these features, mortgage-backed securities are less effective as a means of "locking in" attractive long-term interest rates than fixed-income securities which pay only a stated amount of interest until maturity, when the entire principal amount is returned. This is caused by the need to reinvest at lower interest rates both distributions of principal generally and significant prepayments which become more likely as mortgage interest rates decline. Since comparatively high interest rates cannot be effectively "locked in," mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other non-callable, fixed-income government securities of comparable stated maturities. However, mortgage-backed securities may experience less pronounced declines in value during periods of rising interest rates.

         In addition, some of the CMOs purchased by the Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or "SMBSs"). Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased by the Fund. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs and a reduction in the amount of payments made to holders of interest-only SMBSs. It is possible that the Fund might not recover its original investment in interest-only SMBSs if there are substantial prepayments on the underlying mortgages. Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed-income securities. The Fund's adviser intends to use this characteristic of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Fund's portfolio, while continuing to pursue the Fund's investment objective.

     CORPORATE BONDS. The investment-grade corporate bonds in which the Fund invests are:


       rated within the four highest ratings for corporate bonds by Moody's (Aaa, Aa, A, or Baa), Standard & Poor's (AAA, AA, A, or BBB), or Fitch (AAA, AA, A, or BBB);


       unrated if other long-term debt securities of that issuer are rated, at the time of purchase, Baa or better by Moody's or BBB or better by Standard & Poor's or Fitch; or

       unrated if determined to be of equivalent quality to one of the foregoing rating categories by the Fund's adviser.

     Securities which are rated BBB by Standard & Poor's or Fitch or Baa by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. If a security's rating is reduced below the required minimum after the Fund has purchased it, the Fund is not required to sell the security, but may consider doing so.
     The high yield corporate bonds in which the Fund invests are rated Ba or lower by Moody's or BB or lower by Standard & Poor's or Fitch (commonly known as junk bonds). A description of the rating categories is contained in the Appendix to this prospectus.

     EQUITY SECURITIES. Common stocks represent ownership interest in a corporation. Unlike bonds, which are debt securities, common stocks have neither fixed maturity dates nor fixed schedules of promised payments. Utility stocks are common stocks of utility companies, including water companies, companies that produce, transmit, or distribute gas and electric energy and those companies that provide communications facilities, such as telephone and telegraph companies. Foreign stocks are equity securities of foreign issuers.

     FOREIGN SECURITIES. The foreign bonds in which the Fund invests are rated within the four highest ratings for bonds by Moody's (Aaa, Aa, A or Baa) or by Standard & Poor's (AAA, AA, A or BBB) or are unrated if determined to be of equivalent quality by the Fund's adviser.

         INVESTMENT RISKS. Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities apply to securities issued by foreign corporations and sovereign governments. These risks relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, currency fluctuations, withholding taxes on interest, limitations on the use or transfer of Fund assets, political or social instability and adverse diplomatic developments. It may also be more difficult to enforce contractual obligations or obtain court judgments abroad than would be the case in the United States because of differences in the legal systems. If the issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, the Fund may have limited legal recourse in the event of default. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Additional differences exist between investing in foreign and domestic securities. Examples of such differences include: less publicly available information about foreign issuers; credit risks associated with certain foreign governments; the lack of uniform financial accounting standards applicable to foreign issuers; less readily available market quotations on foreign issuers; the likelihood that securities of foreign issuers may be less liquid or more volatile; generally higher foreign brokerage commissions; and unreliable mail service between countries.

     EQUITY RESERVES. The Fund's equity reserves may be cash received from the sale of Fund shares, reserves for temporary defensive purposes or to take advantage of market opportunities.

         REPURCHASE AGREEMENTS. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

     CONVERTIBLE SECURITIES. Convertible securities are fixed-income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

     The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The adviser may treat convertible securities as large company stocks, small company stocks, or high yield bonds for purposes of the asset category ranges, depending upon current market conditions, including the relationship of the then-current price to the conversion price. The convertible securities in which the Fund invests may be rated "high yield" or of comparable quality at the time of purchase.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies, but it will not own more than 3 percent of the total outstanding voting stock of any such investment company, invest more than 5 percent of its total assets in any one such investment company, or invest more than 10 percent of its total assets in such other investment companies in general. To the extent that the Fund invests in securities issued by other investment companies, the Fund will indirectly bear its proportionate share of any fees and expenses paid by such companies in addition to the fees and expenses payable directly by the Fund.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. However, the Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15 percent of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.


The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.


LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100 percent of the value of the securities loaned.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

FOREIGN CURRENCY TRANSACTIONS. The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency exchanges may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

     CURRENCY RISKS. To the extent that debt securities purchased by the Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated and are maintained until the contract has been settled. The Fund will not enter into a forward contract with a term of more than one year.

The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served. The Fund will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the Fund's assets denominated in that currency. The Fund will not invest more than 3% of its total assets in forward foreign currency exchange contracts.

OPTIONS. The Fund may deal in options on foreign currencies, foreign currency futures, securities, and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. The Fund will use options only to manage interest rate and currency risks. The Fund may write covered call options to generate income. The Fund may write covered call options and secured put options on up to 25 percent of its net assets and may purchase put and call options provided that no more than 5 percent of the fair market value of its net assets may be invested in premiums on such options.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying currency, security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying currency, security or other asset at the exercise price during the option period. The writer of a covered call owns assets that are acceptable for escrow, and the writer of a secured put invests an amount not less than the exercise price in eligible assets to the extent that it is obligated as a writer. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset at a disadvantageous price.

Over-the-counter options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options, which may not be continuously liquid, are available for a greater variety of assets and with a wider range of expiration dates and exercise prices, than are exchange traded options.

FUTURES AND OPTIONS ON FUTURES. The Fund may purchase and sell futures contracts to accommodate cash flows into and out of the Fund's portfolio and to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Interest rate futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

Stock index futures contracts are based on indexes that reflect the market value of common stock of the firms included in the indexes. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The Fund may utilize stock index futures to handle cash flows into and out of the Fund and to potentially reduce transactional costs.

The Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect its portfolio securities against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5 percent of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts are unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security or will make deposits to collateralize the position as discussed above.

     RISKS. When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option.

     It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.


PORTFOLIO TURNOVER. Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The Fund's rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover involves correspondingly greater transaction expenses which must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them. (Further information is contained in the Fund's Statement of Additional Information within the sections "Brokerage Transactions" and "Tax Status"). Nevertheless, transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the Fund's adviser deems it appropriate to make changes in the Fund's portfolio.


INVESTMENT LIMITATIONS

The Fund will not:

       borrow money directly or through reverse repurchase agreements or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15 percent of the value of those assets to secure such borrowings;

       lend any securities except for portfolio securities; or

       underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations.

The above investment limitations cannot be changed without shareholder approval.

TRUST INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.


INVESTMENT ADVISER. Except as noted below with regard to the sub-adviser, investment decisions for the Fund are made by Federated Management, the Fund's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.



     ADVISORY FEES. The Fund's Adviser receives an annual investment advisory fee equal to .75 of 1% of the Fund's average daily net assets. The fee paid by the Fund, while higher than the advisory fee paid by other mutual funds in general, is comparable to fees paid by other mutual funds with similar objectives and policies. Under the advisory contract, which provides for voluntary reimbursement of expenses by the Adviser, the Adviser may voluntarily waive some or all of its fee. This does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities. The Adviser has also undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states.



     ADVISER'S BACKGROUND. Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940.

SUB-ADVISER. Under the terms of the Sub-Advisory Agreement between the Adviser and Federated Global Research Corp. (the "Sub-Adviser"), the Sub-Adviser will provide the Adviser such investment advice, statistical and other factual information as may, from time to time, be reasonably requested by the Adviser.



     SUB-ADVISORY FEES. For its services under the Sub-Advisory Agreement, the Sub-Adviser receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.



     SUB-ADVISER'S BACKGROUND. Federated Global Research Corp., incorporated in Delaware on May 12, 1995, is a registered investment adviser under the Investment Advisers Act of 1940. Prior to September 1995, the Sub-Adviser had not served as an investment adviser to mutual funds.


The Adviser and Sub-Adviser are subsidiaries of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


Federated Management, Federated Global Research Corp. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $80 billion invested across more than 250 funds under management and/or administration by its subsidiaries, as of December 31, 1995, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,800 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.



The Trust, the Adviser, and the Sub-Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Board of Trustees and could result in severe penalties.



     PORTFOLIO MANAGERS' BACKGROUNDS. Charles A. Ritter is the portfolio manager for the Fund and performs the overall allocation of the assets of the Fund among the various asset categories. He has performed these duties since the Fund's inception. In allocating the Fund's assets, Mr. Ritter evaluates the market environment and economic outlook, utilizing the services of the Adviser's economist and strategist. Mr. Ritter joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser since 1992. From 1988 until 1991, Mr. Ritter acted as an Assistant Vice President. Mr. Ritter is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Chicago and his M.S. in Economics from Carnegie Mellon University.



     The portfolio managers for each of the individual asset categories are as follows:



     Peter R. Anderson and Aash Shah are portfolio managers for the domestic large company stocks asset category. Mr. Anderson has performed this duty since the Fund's inception. Mr. Shah assumed his responsibilities in December 1995. Mr. Anderson joined Federated Investors in 1972 and is presently a Senior Vice President of the Fund's Adviser. Mr. Anderson is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Wisconsin. Mr. Shah joined Federated Investors in 1993 as an Investment Analyst and has been an Assistant Vice President of the Fund's Adviser since 1995. Mr. Shah was employed at Westinghouse Credit Corp. from 1990 to 1993 as an Investment Analyst. Mr. Shah received his M.S.I.A. from Carnegie Mellon University with a concentration in finance and accounting. Mr. Shah is a Chartered Financial Analyst.



     James Grefenstette is the portfolio manager for the domestic small company stocks asset category. He has served in this capacity since August 1994. Mr. Grefenstette joined Federated Investors in 1992 and has been an Assistant Vice President of the Fund's Adviser since 1994. From 1992 until 1994, Mr. Grefenstette acted as an investment analyst. Mr. Grefenstette was a credit analyst at Westinghouse Credit Corp. from 1990 until 1992. Mr. Grefenstette received his M.S.I.A. from Carnegie Mellon University.


     Christopher H. Wiles is the portfolio manager for the utility stocks asset category of all the portfolios of Managed Series Trust except for Federated Managed Aggressive Growth Fund, and has been one of the Fund's portfolio managers since its inception. Mr. Wiles joined Federated Investors in 1990 and has been a Vice President of the Fund's Adviser since 1992. Mr. Wiles served as Assistant Vice President of the Fund's Adviser from 1990 until 1992. Mr. Wiles is a Chartered Financial Analyst and received his M.B.A. in Finance from Cleveland State University.



     Henry Frantzen, Drew Collins, Mark Kopinski, Frank Semack, and Alexandre de Bethmann are portfolio managers for the foreign stocks asset category.



     Henry A. Frantzen has been a portfolio manager of the Fund since November 1995. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of the Fund's Sub-Adviser. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 to 1995. He was the Executive Vice President and Director of Equities at Oppenheimer Management Corporation from 1989 to 1991. Mr. Frantzen received his B.S. in finance and marketing from the University of North Dakota.



     Drew J. Collins has been a portfolio manager of the Fund since November 1995. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's Sub-Adviser. Mr. Collins served as a Vice President/Portfolio Manager of international equity portfolios at Arnhold and S. Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/ Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the University of Pennsylvania.



     Mark S. Kopinski has been a portfolio manager of the Fund since November 1995. Mr. Kopinski joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr.


     Kopinski served as Vice President/Portfolio Manager of international equity funds at Twentieth Century Mutual Funds from 1990 to 1995. Mr. Kopinski received his M.B.A. in Asian Studies from the University of Illinois.


     Frank Semack has been a portfolio manager of the Fund since November 1995. Mr. Semack joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. Semack served as an Investment Analyst at Omega Advisers, Inc. from 1993 to 1994. He served as an Associate Director/Portfolio Manager of Wardley Investment Services, Ltd. from 1987 to 1993. Mr. Semack received his M.Sc. in economics from the London School of Economics.



     Alexandre de Bethmann has been a portfolio manager of the Fund since November 1995. Mr. de Bethmann joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. de Bethmann served as Assistant Vice President/Portfolio Manager for Japanese and Korean equities at the College Retirement Equities Fund from 1994 to 1995. He served as an International Equities Analyst and then as an Assistant Portfolio Manager at the College Retirement Equities Fund between 1987 and 1994. Mr. de Bethmann received his M.B.A. in Finance from Duke University.



     Henry Frantzen, Drew Collins, and Robert Kowit are portfolio managers for the foreign bonds asset category. They have performed these duties since November 1995.



     Robert M. Kowit joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser. Mr. Kowit served as a Managing Partner of Copernicus Global Asset Management from January 1995 through October 1995. From 1990 to 1994, he served as Senior Vice President of International Fixed Income and Foreign Exchange for John Hancock Advisers. Mr. Kowit received his M.B.A. from Iona College with a concentration in finance.



     Susan M. Nason and Joseph M. Balestrino are portfolio managers for the U.S. Treasury securities asset category. Ms. Nason has performed this duty since the Fund's inception. Mr. Balestrino assumed his responsibilities on March 1, 1995. Ms. Nason joined Federated Investors in 1987 and has been a Vice President of the Fund's Adviser since 1993. Ms. Nason served as an Assistant Vice President of the Adviser from 1990 until 1992. Ms. Nason is a Chartered Financial Analyst and received her M.S.I.A. in Finance from Carnegie Mellon University. Mr. Balestrino joined Federated Investors in 1986 and has been Vice President of the Fund's Adviser since 1995. Mr. Balestrino served as an Assistant Vice President from 1991 until 1995, and as an investment analyst of the Adviser from 1989 until 1991. Mr. Balestrino is a Chartered Financial Analyst and received his M.A. in Urban and Regional Planning from the University of Pittsburgh.



     Thomas M. Franks is the portfolio manager for the equity reserves asset category. He has performed these duties since the Fund's inception. Mr. Franks joined Federated Investors in 1985 and has been a Vice President of the Fund's Adviser since 1990. Mr. Franks is a Chartered Financial Analyst and received his M.S.I.A. in Business Administration from Carnegie Mellon University.



     Kathleen M. Foody-Malus and James D. Roberge are portfolio managers for the mortgage-backed securities asset category. Ms. Foody-Malus has performed this duty since the



     Fund's inception. Mr. Roberge assumed his responsibilities on March 1, 1995. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser since 1993. Ms. Foody-Malus served as an Assistant Vice President of the Adviser from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh. Mr. Roberge joined Federated Investors in 1990 and has been a Vice President of the Fund's Adviser since October, 1994. Prior to this, Mr. Roberge served as an Assistant Vice President of the Fund's Adviser. From 1990 until 1992, Mr. Roberge acted as an investment analyst. Mr. Roberge is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pennsylvania.
     Joseph M. Balestrino and Susan M. Nason are portfolio managers for the investment-grade corporate bonds asset category. They have performed these duties since the Fund's inception.



     Mark E. Durbiano is the portfolio manager for the high yield corporate bonds asset category. He has performed these duties since the Fund's inception. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of the Fund's Adviser since January 1996. Mr. Durbiano was a Vice President of the Fund's Adviser from 1988 through 1995. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.



DISTRIBUTION OF INSTITUTIONAL SHARES


Federated Securities Corp. is the principal distributor for Shares. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Administrative Services provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors ("Federated Funds") as specified below:

        MAXIMUM                   AVERAGE AGGREGATE DAILY
  ADMINISTRATIVE FEE         NET ASSETS OF THE FEDERATED FUNDS
      .15 of 1%               on the first $250 million
      .125 of 1%              on the next $250 million
      .10 of 1%               on the next $250 million
      .075 of 1%              on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Administrative Services may choose voluntarily to waive a portion of its fee.


SHAREHOLDER SERVICES. The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to .25 of 1% of the average daily net asset value of the Institutional Shares, computed at an annual rate, to obtain certain personal services for shareholders and provide maintenance of shareholder accounts ("shareholder services"). From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.



SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. In addition to receiving the payments under the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Adviser or its affiliates.


BROKERAGE TRANSACTIONS


When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.


NET ASSET VALUE
--------------------------------------------------------------------------------


The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by adding the interest of the Shares in the market value of all securities and other assets of the Fund, subtracting the interest of the Shares in the liabilities of the Fund and those attributable to Shares, and dividing the remainder by the total number of Shares outstanding. The net asset value for Institutional Shares may exceed that of Select Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.



INVESTING IN INSTITUTIONAL SHARES

--------------------------------------------------------------------------------

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open for business. Shares may be purchased through a financial institution which has a sales agreement with the distributor or by wire or mail.

To purchase Shares, open an account by calling Federated Securities Corp. Information needed to establish an account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

THROUGH A FINANCIAL INSTITUTION. An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.
BY WIRE. To purchase Shares by Federal Reserve wire, call the Fund before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows: Federated Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated Managed Income Fund-- Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Wire Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.



BY MAIL. To purchase Shares by mail, send a check made payable to Federated Managed Income Fund--Institutional Shares to: Federated Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received when payment by check is converted by State Street Bank into federal funds. This is normally the next business day after State Street Bank receives the check.


MINIMUM INVESTMENT REQUIRED

The minimum initial investment in Shares is $25,000. However, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund. Accounts established through a non-affiliated bank or broker may be subject to a smaller minimum investment.

WHAT SHARES COST
Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Shares through a non-affiliated bank or broker may be charged an additional service fee by that bank or broker.


The net asset value is determined as of the close of trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange, Monday through Friday, except on:
(i) days on which there are not sufficient changes in the value of the Fund's portfolio securities such that its net asset value might be materially affected;
(ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


SUBACCOUNTING SERVICES


Institutions are encouraged to open single master accounts. However, certain institutions may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Institutions holding Shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided which may be related to the ownership of Shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed. State securities laws may require certain financial institutions such as depository institutions to register as dealers. SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Shares at the net asset value next determined after an order is received by the Fund. A shareholder may apply for participation in this program through Federated Securities Corp.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested by contacting the Fund.

Detailed confirmations of each purchase or redemption are sent to each shareholder. Quarterly confirmations are sent to report dividends paid during that quarter.

DIVIDENDS

Dividends are declared and paid monthly to all shareholders invested in the Fund on the record date. Unless shareholders request cash payments by writing the Fund, dividends are automatically reinvested in additional Shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge.

CAPITAL GAINS

Capital gains realized by the Fund, if any, will be distributed at least once every 12 months.


REDEEMING INSTITUTIONAL SHARES

--------------------------------------------------------------------------------

The Fund redeems Shares at their net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made through a financial institution, by telephone request or by written request.

THROUGH A FINANCIAL INSTITUTION

A shareholder may redeem Shares by calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. The financial institution may charge customary fees and commissions for this service.

TELEPHONE REDEMPTION


Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern Time). All proceeds will normally be wire transferred the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If at any time, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.


An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests", should be considered.


WRITTEN REQUESTS


Shares may be redeemed in any amount by mailing a written request to: Federated Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.



SIGNATURES. Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:


       a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation ("FDIC");

       a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange;

       a savings bank or savings and loan association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or

       any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

RECEIVING PAYMENT. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request, provided the Fund or its agents have received payment for Shares from the shareholder.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually use up, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $25,000. A shareholder may apply for participation in this program through Federated Securities Corp.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000. This requirement does not apply, however, if the balance falls below $25,000 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.


SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS


Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights except that, in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances.


Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders for this purpose shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote.

TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional Shares.


STATE AND LOCAL TAXES



In the opinion of Houston, Houston & Donnelly, counsel to the Trust, Fund Shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Fund would be subject to such taxes if owned directly by residents of those jurisdictions.


Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Fund advertises its total return and yield for Shares.

Total return represents the change, over a specified period of time, in the value of an investment in Shares after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Shares is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by Shares over a thirty-day period by the maximum offering price per share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Shares are sold without any sales load or other similar non-recurring charges.


Total return and yield will be calculated separately for Institutional Shares and Select Shares.

From time to time, advertisements for the Fund's Institutional Shares may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's Institutional Shares performance to certain indices.


OTHER CLASSES OF SHARES
--------------------------------------------------------------------------------


The Fund also offers another class of shares called Select Shares which are sold at net asset value primarily to retail and private banking customers of financial institutions and are subject to a minimum initial investment of $1,500.



Select Shares are distributed under a 12b-1 Plan adopted by the Fund and also are subject to shareholder services fees.



Select Shares and Institutional Shares are subject to certain of the same expenses. Expense differences, however, between Select Shares and Institutional Shares may affect the performance of each class.



To obtain more information and a prospectus for Select Shares, investors may call 1-800-235-4669.


FEDERATED MANAGED INCOME FUND
FINANCIAL HIGHLIGHTS--SELECT SHARES
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Reference is made to the Report of Independent Public Accountants on page 52.

                                                                                 YEAR ENDED        PERIOD ENDED
                                                                                NOVEMBER 30,       NOVEMBER 30,
                                                                                    1995              1994(A)
----------------------------------------------------------------------------  -----------------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $    9.77          $   10.00
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------
  Net investment income                                                                0.48               0.28
----------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
  foreign currency and futures contracts                                               0.83              (0.25)
----------------------------------------------------------------------------        -------            -------
  Total from investment operations                                                     1.31               0.03
----------------------------------------------------------------------------        -------            -------
LESS DISTRIBUTIONS
----------------------------------------------------------------------------
  Distributions from net investment income                                            (0.54)             (0.26)
----------------------------------------------------------------------------        -------            -------
NET ASSET VALUE, END OF PERIOD                                                    $   10.54          $    9.77
----------------------------------------------------------------------------        -------            -------
TOTAL RETURN (B)                                                                      13.76%              0.26%
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------
  Expenses                                                                             1.50%              1.42%*
----------------------------------------------------------------------------
  Net investment income                                                                5.56%              5.24%*
----------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                     1.06%              1.26%*
----------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                           $13,927      $       3,198
----------------------------------------------------------------------------
  Portfolio turnover                                                                    165%               153%
----------------------------------------------------------------------------


   * Computed on an annualized basis.

 (a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from the start of business, January 27, 1994 to May 24, 1994, the net investment income was distributed to the Trust's adviser.


 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.


 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


Further information about the Fund's performance is contained in the Fund's annual report for the period ended November 30, 1995, which can be obtained free of charge.



FEDERATED MANAGED INCOME FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

                                                                                                     VALUE IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--10.4%
---------------------------------------------------------------------------------------------------
                 LARGE COMPANY--2.6%
                 ----------------------------------------------------------------------------------
                 BASIC INDUSTRY--0.3%
                 ----------------------------------------------------------------------------------
         1,200   Allegheny Ludlum Corp.                                                              $      22,350
                 ----------------------------------------------------------------------------------
           400   Aluminum Co. of America                                                                    23,400
                 ----------------------------------------------------------------------------------
           400   Du Pont (E.I.) de Nemours & Co.                                                            26,600
                 ----------------------------------------------------------------------------------
           300   Eastman Chemical Co.                                                                       19,688
                 ----------------------------------------------------------------------------------
           500   International Paper Co.                                                                    19,063
                 ----------------------------------------------------------------------------------
           700   Phelps Dodge Corp.                                                                         47,513
                 ----------------------------------------------------------------------------------
           900   Praxair, Inc.                                                                              26,213
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     184,827
                 ----------------------------------------------------------------------------------  -------------
                 CONSUMER DURABLES--0.1%
                 ----------------------------------------------------------------------------------
           600   Eastman Kodak Co.                                                                          40,800
                 ----------------------------------------------------------------------------------
           900   Mattel, Inc.                                                                               25,200
                 ----------------------------------------------------------------------------------
           800   Volvo AB, ADR                                                                              16,800
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                      82,800
                 ----------------------------------------------------------------------------------  -------------
                 CONSUMER NON-DURABLES--0.2%
                 ----------------------------------------------------------------------------------
           300   Avon Products, Inc.                                                                        21,788
                 ----------------------------------------------------------------------------------
           600   IBP, Inc.                                                                                  37,500
                 ----------------------------------------------------------------------------------
           600   Philip Morris Cos., Inc.                                                                   52,650
                 ----------------------------------------------------------------------------------
         4,400   RJR Nabisco Holdings Corp., Conv. Pfd., Series C, $0.6012                                  25,850
                 ----------------------------------------------------------------------------------
           700   Reebok International Ltd.                                                                  18,200
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     155,988
                 ----------------------------------------------------------------------------------  -------------
                 ENERGY MINERALS--0.2%
                 ----------------------------------------------------------------------------------
           700   Chevron Corp.                                                                              34,563
                 ----------------------------------------------------------------------------------
           700   Occidental Petroleum Corp.                                                                 15,488
                 ----------------------------------------------------------------------------------


FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 LARGE COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 ENERGY MINERALS--CONTINUED
                 ----------------------------------------------------------------------------------
           400   Texaco, Inc.                                                                        $      29,600
                 ----------------------------------------------------------------------------------
         1,200   USX-Marathon Group                                                                         22,050
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     101,701
                 ----------------------------------------------------------------------------------  -------------
                 FINANCE--0.5%
                 ----------------------------------------------------------------------------------
           648   Allstate Corp.                                                                             26,568
                 ----------------------------------------------------------------------------------
           400   American Express Co.                                                                       17,000
                 ----------------------------------------------------------------------------------
           700   Bank of Boston Corp.                                                                       32,463
                 ----------------------------------------------------------------------------------
           300   CIGNA Corp.                                                                                33,000
                 ----------------------------------------------------------------------------------
           400   Chemical Banking Corp.                                                                     24,000
                 ----------------------------------------------------------------------------------
           600   Citicorp                                                                                   42,450
                 ----------------------------------------------------------------------------------
           400   Dean Witter, Discover & Co.                                                                20,400
                 ----------------------------------------------------------------------------------
           742   Mellon Bank Corp.                                                                          39,697
                 ----------------------------------------------------------------------------------
           400   Merrill Lynch & Co., Inc., STRYPES, $3.12                                                  21,100
                 ----------------------------------------------------------------------------------
           400   Providian Corp.                                                                            16,050
                 ----------------------------------------------------------------------------------
           300   Sunamerica, Inc., Conv. Pfd., Series E, $3.10                                              20,100
                 ----------------------------------------------------------------------------------
         1,000   Travelers Group, Inc.                                                                      59,500
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     352,328
                 ----------------------------------------------------------------------------------  -------------
                 HEALTH CARE--0.2%
                 ----------------------------------------------------------------------------------
           450   American Home Products Corp.                                                               41,063
                 ----------------------------------------------------------------------------------
           400   Becton, Dickinson & Co.                                                                    27,900
                 ----------------------------------------------------------------------------------
           400   Bristol-Myers Squibb Co.                                                                   32,100
                 ----------------------------------------------------------------------------------
           400   Merck & Co., Inc.                                                                          24,750
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     125,813
                 ----------------------------------------------------------------------------------  -------------
                 PRODUCER MANUFACTURING--0.3%
                 ----------------------------------------------------------------------------------
           400   (a)FMC Corp.                                                                               29,550
                 ----------------------------------------------------------------------------------


FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 LARGE COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 PRODUCER MANUFACTURING--CONTINUED
                 ----------------------------------------------------------------------------------
           400   General Electric Co.                                                                $      26,900
                 ----------------------------------------------------------------------------------
           300   ITT Corp.                                                                                  36,788
                 ----------------------------------------------------------------------------------
           200   Loews Corp.                                                                                30,700
                 ----------------------------------------------------------------------------------
           700   Textron, Inc.                                                                              53,638
                 ----------------------------------------------------------------------------------
         2,100   (b)Westinghouse Electric Corp., PEPS, Series C, $1.30                                      34,650
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     212,226
                 ----------------------------------------------------------------------------------  -------------
                 RETAIL TRADE--0.1%
                 ----------------------------------------------------------------------------------
           900   American Stores Co.                                                                        23,625
                 ----------------------------------------------------------------------------------
           700   Sears, Roebuck & Co.                                                                       27,563
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                      51,188
                 ----------------------------------------------------------------------------------  -------------
                 SERVICES--0.1%
                 ----------------------------------------------------------------------------------
         1,000   Baker Hughes, Inc.                                                                         20,375
                 ----------------------------------------------------------------------------------
           200   Gannett Co., Inc.                                                                          12,200
                 ----------------------------------------------------------------------------------
           300   (a)Western Atlas, Inc.                                                                     14,363
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                      46,938
                 ----------------------------------------------------------------------------------  -------------
                 TECHNOLOGY--0.4%
                 ----------------------------------------------------------------------------------
           800   General Motors Corp., Class E                                                              40,400
                 ----------------------------------------------------------------------------------
           400   Hewlett-Packard Co.                                                                        33,150
                 ----------------------------------------------------------------------------------
           400   Intel Corp.                                                                                24,350
                 ----------------------------------------------------------------------------------
           200   International Business Machines Corp.                                                      19,325
                 ----------------------------------------------------------------------------------
           400   (a)Litton Industries, Inc.                                                                 17,950
                 ----------------------------------------------------------------------------------
           700   Lockheed Martin Corp.                                                                      51,363
                 ----------------------------------------------------------------------------------
           400   Raytheon Co.                                                                               17,800
                 ----------------------------------------------------------------------------------
           600   Rockwell International Corp.                                                               29,400
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     233,738
                 ----------------------------------------------------------------------------------  -------------


FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 LARGE COMPANY--CONTINUED
                 ----------------------------------------------------------------------------------
                 TRANSPORTATION--0.0%
                 ----------------------------------------------------------------------------------
           300   Consolidated Rail Corp.                                                             $      20,963
                 ----------------------------------------------------------------------------------  -------------
                 (C)UTILITIES--0.2%
                 ----------------------------------------------------------------------------------
           700   AT&T Corp.                                                                                 46,200
                 ----------------------------------------------------------------------------------
           400   (a)Columbia Gas System, Inc.                                                               17,300
                 ----------------------------------------------------------------------------------
           400   Enron Corp.                                                                                15,000
                 ----------------------------------------------------------------------------------
           300   FPL Group, Inc.                                                                            13,013
                 ----------------------------------------------------------------------------------
           900   MCI Communications Corp.                                                                   24,075
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     115,588
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL LARGE COMPANY STOCKS                                                              1,684,098
                 ----------------------------------------------------------------------------------  -------------
                 (C)UTILITY STOCKS--7.8%
                 ----------------------------------------------------------------------------------
                 ELECTRIC UTILITIES: CENTRAL--1.1%
                 ----------------------------------------------------------------------------------
         3,700   CMS Energy Corp.                                                                          100,825
                 ----------------------------------------------------------------------------------
         3,464   Cinergy Corp.                                                                             102,188
                 ----------------------------------------------------------------------------------
         4,200   DPL, Inc.                                                                                 100,800
                 ----------------------------------------------------------------------------------
         3,600   Illinova Corp.                                                                            102,150
                 ----------------------------------------------------------------------------------
         2,800   NIPSCO Industries, Inc.                                                                   103,600
                 ----------------------------------------------------------------------------------
         3,500   Utilicorp United, Inc.                                                                     97,563
                 ----------------------------------------------------------------------------------
         3,100   Western Resources, Inc.                                                                   102,688
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     709,814
                 ----------------------------------------------------------------------------------  -------------
                 ELECTRIC UTILITIES: EAST--0.6%
                 ----------------------------------------------------------------------------------
         3,800   Baltimore Gas & Electric Co.                                                              101,175
                 ----------------------------------------------------------------------------------
         3,600   DQE, Inc.                                                                                 103,950
                 ----------------------------------------------------------------------------------
         3,200   General Public Utilities                                                                  101,200
                 ----------------------------------------------------------------------------------
         3,500   Peco Energy Co.                                                                           101,500
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     407,825
                 ----------------------------------------------------------------------------------  -------------


FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (C)UTILITY STOCKS--CONTINUED
                 ----------------------------------------------------------------------------------
                 ELECTRIC UTILITIES: SOUTH--0.8%
                 ----------------------------------------------------------------------------------
         2,300   Duke Power Co.                                                                      $     103,212
                 ----------------------------------------------------------------------------------
         2,100   FPL Group, Inc.                                                                            91,088
                 ----------------------------------------------------------------------------------
         2,950   Florida Progress Corp.                                                                    101,406
                 ----------------------------------------------------------------------------------
         4,300   Southern Co.                                                                               98,363
                 ----------------------------------------------------------------------------------
         2,700   Texas Utilities Co.                                                                       103,950
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     498,019
                 ----------------------------------------------------------------------------------  -------------
                 ELECTRIC UTILITIES: WEST--0.5%
                 ----------------------------------------------------------------------------------
         5,300   Pacificorp                                                                                104,013
                 ----------------------------------------------------------------------------------
         3,700   Pinnacle West Capital Corp.                                                               100,825
                 ----------------------------------------------------------------------------------
         5,500   SCE Corp.                                                                                  85,938
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     290,776
                 ----------------------------------------------------------------------------------  -------------
                 MAJOR U.S. TELECOMMUNICATIONS--4.1%
                 ----------------------------------------------------------------------------------
         4,000   AT&T Corp.                                                                                264,000
                 ----------------------------------------------------------------------------------
         5,500   Ameritech Corp.                                                                           302,500
                 ----------------------------------------------------------------------------------
         4,700   Bell Atlantic Corp.                                                                       296,100
                 ----------------------------------------------------------------------------------
         7,800   BellSouth Corp.                                                                           303,225
                 ----------------------------------------------------------------------------------
         7,200   GTE Corp.                                                                                 306,900
                 ----------------------------------------------------------------------------------
        10,800   MCI Communications Corp.                                                                  288,900
                 ----------------------------------------------------------------------------------
         6,100   NYNEX Corp.                                                                               302,713
                 ----------------------------------------------------------------------------------
         5,600   SBC Communications, Inc.                                                                  302,400
                 ----------------------------------------------------------------------------------
         9,600   U.S. West Communications Group                                                            300,000
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                   2,666,738
                 ----------------------------------------------------------------------------------  -------------
                 NATURAL GAS DISTRIBUTION--0.2%
                 ----------------------------------------------------------------------------------
         3,500   MCN Corp.                                                                                  76,125
                 ----------------------------------------------------------------------------------


FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                                        IN U.S.
    SHARES                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
                 (C)UTILITY STOCKS--CONTINUED
                 ----------------------------------------------------------------------------------
         2,900   Pacific Enterprises                                                                 $      77,575
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     153,700
                 ----------------------------------------------------------------------------------  -------------
                 OIL/GAS TRANSMISSION--0.5%
                 ----------------------------------------------------------------------------------
         1,700   Enron Corp.                                                                                63,750
                 ----------------------------------------------------------------------------------
         2,800   Panhandle Eastern Corp.                                                                    79,450
                 ----------------------------------------------------------------------------------
         2,400   Sonat, Inc.                                                                                77,400
                 ----------------------------------------------------------------------------------
         2,000   Williams Companies, Inc.                                                                   84,000
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     304,600
                 ----------------------------------------------------------------------------------  -------------
                 SERVICES--0.0%
                 ----------------------------------------------------------------------------------
           500   (a)U.S. West Media Group                                                                    9,000
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL UTILITY STOCKS                                                                    5,040,472
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL STOCKS (IDENTIFIED COST $5,695,720)                                               6,724,570
                 ----------------------------------------------------------------------------------  -------------

   PRINCIPAL
    AMOUNT
---------------  ----------------------------------------------------------------------------------
BONDS--84.5%
---------------------------------------------------------------------------------------------------
                 TREASURY--40.5%
                 ----------------------------------------------------------------------------------
$      525,000   U.S. Treasury Bill 8/22/1996                                                              505,181
                 ----------------------------------------------------------------------------------
     2,100,000   U.S. Treasury Note 6.50%, 9/30/1996                                                     2,118,039
                 ----------------------------------------------------------------------------------
       600,000   U.S. Treasury Note 6.625%, 3/31/1997                                                      609,582
                 ----------------------------------------------------------------------------------
     1,400,000   U.S. Treasury Note 6.875%, 04/30/1997                                                   1,428,308
                 ----------------------------------------------------------------------------------
       970,000   U.S. Treasury Note 6.875%, 10/31/1996                                                     982,484
                 ----------------------------------------------------------------------------------
    20,100,000   U.S. Treasury Note 7.50%, 01/31/1997                                                   20,572,953
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL TREASURY                                                                         26,216,547
                 ----------------------------------------------------------------------------------  -------------
                 MORTGAGE-BACKED SECURITIES--26.4%
                 ----------------------------------------------------------------------------------
       994,551   Federal Home Loan Mortgage Corp. 7.50%, 7/1/2025                                        1,013,179
                 ----------------------------------------------------------------------------------
       482,381   Federal Home Loan Mortgage Corp., 7.50%, 05/01/2024                                       488,401
                 ----------------------------------------------------------------------------------


FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 MORTGAGE-BACKED SECURITIES--CONTINUED
                 ----------------------------------------------------------------------------------
 $     260,611   Federal Home Loan Mortgage Corp., 7.00%, 07/01/2024                                 $     259,629
                 ----------------------------------------------------------------------------------
     1,029,154   Federal Home Loan Mortgage Corp., 6.50%, 9/1/2025                                       1,008,561
                 ----------------------------------------------------------------------------------
       458,660   Federal Home Loan Mortgage Corp., 8.00%, 11/01/2009                                       473,704
                 ----------------------------------------------------------------------------------
     1,300,000   Federal Home Loan Mortgage Corp., 6.50%, 11/1/2010                                      1,297,543
                 ----------------------------------------------------------------------------------
       878,743   Federal Home Loan Mortgage Corp., 7.00%, 4/1/2009                                         889,718
                 ----------------------------------------------------------------------------------
       998,721   Federal National Mortgage Association, 7.50%, 7/1/2025                                  1,016,498
                 ----------------------------------------------------------------------------------
       566,289   Federal National Mortgage Association, 7.00%, 5/1/2001                                    575,129
                 ----------------------------------------------------------------------------------
       506,909   Federal National Mortgage Association, 7.00%, 7/1/2024                                    506,904
                 ----------------------------------------------------------------------------------
       835,760   Federal National Mortgage Association, 9.50%, 10/1/2024                                   885,370
                 ----------------------------------------------------------------------------------
     1,441,249   Federal National Mortgage Association, 8.00%, 8/1/2025                                  1,484,472
                 ----------------------------------------------------------------------------------
       214,678   Federal National Mortgage Association, 7.50%, 6/1/2009                                    219,772
                 ----------------------------------------------------------------------------------
       534,780   Federal National Mortgage Association, 6.50%, 6/1/2009                                    533,603
                 ----------------------------------------------------------------------------------
       484,739   Federal National Mortgage Association, 8.00%, 11/1/2024                                   499,276
                 ----------------------------------------------------------------------------------
       208,768   Federal National Mortgage Association, 8.50%, 2/1/2025                                    216,921
                 ----------------------------------------------------------------------------------
     1,016,147   Federal National Mortgage Association, 7.00%, 7/1/2025                                  1,016,137
                 ----------------------------------------------------------------------------------
     1,001,105   Federal National Mortgage Association, 6.50%, 10/1/2025                                   980,132
                 ----------------------------------------------------------------------------------
       230,872   Government National Mortgage Association, 7.50%, 05/15/2024                               235,773
                 ----------------------------------------------------------------------------------
     1,226,985   Government National Mortgage Association, 9.00%, 4/15/2025                              1,294,064
                 ----------------------------------------------------------------------------------
       802,562   Government National Mortgage Association, 8.50%, 10/15/2024                               837,915
                 ----------------------------------------------------------------------------------
       826,896   Government National Mortgage Association, 7.00%, 7/15/2024                                829,211
                 ----------------------------------------------------------------------------------
       505,454   Government National Mortgage Association, 8.00%, 7/15/2025                                523,140
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL MORTGAGE BACKED SECURITIES                                                       17,085,052
                 ----------------------------------------------------------------------------------  -------------
                 HIGH YIELD BONDS--2.3%
                 ----------------------------------------------------------------------------------
                 BANKING--0.1%
                 ----------------------------------------------------------------------------------
        50,000   First Nationwide Holdings, Sr. Note, 12.25%, 5/15/2001                                     57,062
                 ----------------------------------------------------------------------------------  -------------


FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 HIGH YIELD BONDS--CONTINUED
                 ----------------------------------------------------------------------------------
                 BROADCAST RADIO & TV--0.2%
                 ----------------------------------------------------------------------------------
 $      75,000   SCI Television, Sr. Secd. Note, 11.00%, 6/30/2005                                   $      79,500
                 ----------------------------------------------------------------------------------
        50,000   Sinclair Broadcast Group, Sr. Sub. Note, 10.00%, 9/30/2005                                 51,375
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     130,875
                 ----------------------------------------------------------------------------------  -------------
                 CABLE TELEVISION--0.3%
                 ----------------------------------------------------------------------------------
        25,000   CAI Wireless Systems, Sr. Note, 12.25%, 9/15/2002                                          26,469
                 ----------------------------------------------------------------------------------
        75,000   Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013                                         79,125
                 ----------------------------------------------------------------------------------
       100,000   TeleWest Plc, 0/11.00%, Sr. Disc. Deb., 10/1/2007                                          58,625
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     164,219
                 ----------------------------------------------------------------------------------  -------------
                 CHEMICALS & PLASTICS--0.1%
                 ----------------------------------------------------------------------------------
        50,000   Arcadian Partners L.P., Sr. Note, Series B, 10.75%, 5/1/2005                               55,000
                 ----------------------------------------------------------------------------------  -------------
                 CLOTHING & TEXTILES--0.2%
                 ----------------------------------------------------------------------------------
       100,000   Westpoint Stevens, Inc., Sr. Sub. Deb., 9.375%, 12/15/2005                                101,500
                 ----------------------------------------------------------------------------------  -------------
                 CONGLOMERATES--0.1%
                 ----------------------------------------------------------------------------------
        50,000   Sherritt Gordon Ltd., Sr. Note, 9.75%, 4/1/2003                                            52,250
                 ----------------------------------------------------------------------------------  -------------
                 CONSUMER PRODUCTS--0.1%
                 ----------------------------------------------------------------------------------
        50,000   (b)Herff Jones, Inc., Sr. Sub. Note, 11.00%, 8/15/2005                                     52,875
                 ----------------------------------------------------------------------------------
        50,000   Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003                            44,250
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                      97,125
                 ----------------------------------------------------------------------------------  -------------
                 CONTAINER & GLASS PRODUCTS--0.2%
                 ----------------------------------------------------------------------------------
        75,000   Owens Illinois, Inc., Sr. Sub. Note, 9.75%, 8/15/2004                                      78,187
                 ----------------------------------------------------------------------------------
        50,000   Portola Packaging Inc., Sr. Note, 10.75%, 10/1/2005                                        51,625
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     129,812
                 ----------------------------------------------------------------------------------  -------------
                 FOOD & DRUG RETAILERS--0.1%
                 ----------------------------------------------------------------------------------
        25,000   (b)Carr-Gottstein Foods, Sr. Sub. Note, 12.00%, 11/15/2005                                 25,062
                 ----------------------------------------------------------------------------------


FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 HIGH YIELD BONDS--CONTINUED
                 ----------------------------------------------------------------------------------
                 FOOD & DRUG RETAILERS--CONTINUED
                 ----------------------------------------------------------------------------------
 $      50,000   Ralph's Grocery Co., Sr. Note, 10.45%, 6/15/2004                                    $      49,375
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                      74,437
                 ----------------------------------------------------------------------------------  -------------
                 FOOD PRODUCTS--0.1%
                 ----------------------------------------------------------------------------------
        50,000   Specialty Foods Corp., Sr. Note, 11.125%, 10/1/2002                                        47,500
                 ----------------------------------------------------------------------------------
        25,000   (b)Van de Kamp's Inc., Sr. Sub. Note, 12.00%, 9/15/2005                                    25,812
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                      73,312
                 ----------------------------------------------------------------------------------  -------------
                 FOOD SERVICES--0.1%
                 ----------------------------------------------------------------------------------
        75,000   Flagstar Corp., Sr. Note, 10.875%, 12/1/2002                                               68,625
                 ----------------------------------------------------------------------------------  -------------
                 FOREST PRODUCTS--0.1%
                 ----------------------------------------------------------------------------------
        50,000   Stone Container Corp., Sr. Note, 9.875%, 2/1/2001                                          48,687
                 ----------------------------------------------------------------------------------  -------------
                 HEALTHCARE--0.1%
                 ----------------------------------------------------------------------------------
        50,000   Tenet Healthcare, Sr. Sub. Note, 10.125%, 3/1/2005                                         54,437
                 ----------------------------------------------------------------------------------  -------------
                 OIL & GAS--0.1%
                 ----------------------------------------------------------------------------------
        50,000   Falcon Drilling Company, Sr. Note, 9.75%, 1/15/2001                                        50,750
                 ----------------------------------------------------------------------------------  -------------
                 SERVICES--0.0%
                 ----------------------------------------------------------------------------------
        25,000   (b)Coinmach Corporation, Sr. Note, 11.75%, 11/15/2005                                      25,312
                 ----------------------------------------------------------------------------------  -------------
                 STEEL--0.1%
                 ----------------------------------------------------------------------------------
        75,000   GS Technologies Operating Co., Inc., Sr. Note, 12.00%, 9/1/2004                            74,250
                 ----------------------------------------------------------------------------------  -------------
                 TELECOMMUNICATIONS & CELLULAR--0.3%
                 ----------------------------------------------------------------------------------
        25,000   (b)IXC Communications, Inc., Sr. Note, 12.50%, 10/1/2005                                   26,187
                 ----------------------------------------------------------------------------------
        50,000   Nextel Communications, Inc., Sr. Disc. Note, 0/11.50%, 9/1/2003                            30,125
                 ----------------------------------------------------------------------------------
        50,000   Paging Network, Sr. Sub. Note, 10.125%, 8/1/2007                                           53,375
                 ----------------------------------------------------------------------------------
        75,000   Panamsat, L.P., Sr. Sub. Disc. Note, 0/11.375%, 8/1/2003                                   61,125
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     170,812
                 ----------------------------------------------------------------------------------  -------------


FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 HIGH YIELD BONDS--CONTINUED
                 ----------------------------------------------------------------------------------
                 UTILITIES--0.1%
                 ----------------------------------------------------------------------------------
 $      75,000   California Energy Co., Sr. Disc. Note, 0/10.25%, 1/15/2004                          $      69,750
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL HIGH YIELD BONDS                                                                  1,498,215
                 ----------------------------------------------------------------------------------  -------------
                 INVESTMENT GRADE BONDS--10.2%
                 ----------------------------------------------------------------------------------
                 AEROSPACE & DEFENSE--0.4%
                 ----------------------------------------------------------------------------------
       250,000   McDonnell Douglas Finance, Note, 9.40%, 10/15/2001                                        278,087
                 ----------------------------------------------------------------------------------  -------------
                 BANKING--0.4%
                 ----------------------------------------------------------------------------------
       250,000   Chase Manhattan, Sub. Note, 8.00%, 5/1/2005                                               261,165
                 ----------------------------------------------------------------------------------  -------------
                 BEVERAGE & TOBACCO--0.8%
                 ----------------------------------------------------------------------------------
       250,000   Philip Morris Cos., Inc., Deb., 6.00%, 7/15/2001                                          246,300
                 ----------------------------------------------------------------------------------
       250,000   RJR Nabisco, Inc., Note, 9.25%, 8/15/2013                                                 255,107
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     501,407
                 ----------------------------------------------------------------------------------  -------------
                 CHEMICALS & PLASTICS--0.2%
                 ----------------------------------------------------------------------------------
       100,000   (b)Bayer Corp, Deb., 7.125%, 10/1/2015                                                    104,090
                 ----------------------------------------------------------------------------------  -------------
                 CONGLOMERATES--0.5%
                 ----------------------------------------------------------------------------------
       275,000   Leucadia National, Sr. Sub. Note, 8.25%, 6/15/2005                                        290,306
                 ----------------------------------------------------------------------------------  -------------
                 FINANCE--AUTOMOTIVE--0.4%
                 ----------------------------------------------------------------------------------
       250,000   Ford Motor Credit Co., Note, 6.85%, 8/15/2000                                             258,045
                 ----------------------------------------------------------------------------------  -------------
                 FINANCE--RETAIL--0.4%
                 ----------------------------------------------------------------------------------
       250,000   Household Finance, Deb., 6.45%, 2/1/2009                                                  248,197
                 ----------------------------------------------------------------------------------  -------------
                 FINANCIAL INTERMEDIARIES--0.8%
                 ----------------------------------------------------------------------------------
       250,000   Equitable Cos., Inc., Sr. Note, 9.00%, 12/15/2004                                         291,525
                 ----------------------------------------------------------------------------------
       200,000   Merrill Lynch, Medium Term Note, 7.25%, 6/14/2004                                         203,556
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     495,081
                 ----------------------------------------------------------------------------------  -------------
                 FOOD & DRUG RETAILERS--0.4%
                 ----------------------------------------------------------------------------------
       225,000   Hook-Superx, Inc., Sr. Note, 10.125%, 6/1/2002                                            245,956
                 ----------------------------------------------------------------------------------  -------------


FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 INVESTMENT GRADE BONDS--CONTINUED
                 ----------------------------------------------------------------------------------
                 GOVERNMENT AGENCY--0.9%
                 ----------------------------------------------------------------------------------
 $     250,000   Federal National Mortgage Association 8.59%, 2/3/2005                               $     263,397
                 ----------------------------------------------------------------------------------
       300,000   Tennessee Valley Authority 7.318%, 5/31/1999                                              302,493
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     565,890
                 ----------------------------------------------------------------------------------  -------------
                 INDUSTRIAL PRODUCTS & EQUIPMENT--0.4%
                 ----------------------------------------------------------------------------------
       250,000   Joy Technologies Inc, Sr. Note, 10.25%, 9/1/2003                                          282,452
                 ----------------------------------------------------------------------------------  -------------
                 INSURANCE--0.4%
                 ----------------------------------------------------------------------------------
       250,000   Sunamerica Inc, Medium Term Note, 7.34%, 8/30/2005                                        262,984
                 ----------------------------------------------------------------------------------  -------------
                 OIL & GAS--0.9%
                 ----------------------------------------------------------------------------------
       300,000   Occidental Petroleum Corp., Sr. Note, 11.75%, 3/15/2011                                   320,019
                 ----------------------------------------------------------------------------------
       250,000   USX Corp., Note, 6.375%, 7/15/1998                                                        251,070
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     571,089
                 ----------------------------------------------------------------------------------  -------------
                 PRINTING & PUBLISHING--0.4%
                 ----------------------------------------------------------------------------------
       250,000   News America Holdings, Sr. Note, 7.50%, 3/1/2000                                          262,037
                 ----------------------------------------------------------------------------------  -------------
                 RETAILERS--0.5%
                 ----------------------------------------------------------------------------------
       250,000   J.C. Penney Co., S.F. Deb., 9.75%, 6/15/2021                                              293,717
                 ----------------------------------------------------------------------------------  -------------
                 SOVEREIGN GOVERNMENT--1.1%
                 ----------------------------------------------------------------------------------
       300,000   (b)Freeport Terminal (Malta), Gtd. Global Note, 7.50%, 3/29/2009                          317,289
                 ----------------------------------------------------------------------------------
       250,000   Quebec Province, Deb., 7.50%, 7/15/2023                                                   256,913
                 ----------------------------------------------------------------------------------
       100,000   Republic of South Africa, Global Bond Deb., 9.625%, 12/15/1999                            106,689
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     680,891
                 ----------------------------------------------------------------------------------  -------------
                 TELECOMMUNICATIONS & CELLULAR--0.4%
                 ----------------------------------------------------------------------------------
       250,000   TCI Communications Inc, Note, 6.82%, 9/15/2010                                            253,167
                 ----------------------------------------------------------------------------------  -------------
                 UTILITIES--1.2%
                 ----------------------------------------------------------------------------------
       300,000   Duke Power Co., 1st Mtg. Note, 7.00%, 9/1/2005                                            302,892
                 ----------------------------------------------------------------------------------
       300,000   Gulf States Utilities, FMB, 6.75%, 10/1/1998                                              303,261
                 ----------------------------------------------------------------------------------


FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

                                                                                                         VALUE
   PRINCIPAL                                                                                            IN U.S.
    AMOUNT                                                                                              DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 INVESTMENT GRADE BONDS--CONTINUED
                 ----------------------------------------------------------------------------------
                 UTILITIES--CONTINUED
                 ----------------------------------------------------------------------------------
 $     125,000   Pedernales Electric Coop, 10.875%, 9/01/17                                          $     140,761
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     746,914
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL INVESTMENT GRADE BONDS                                                            6,601,475
                 ----------------------------------------------------------------------------------  -------------
    FOREIGN
   CURRENCY
  PAR AMOUNT
---------------  ----------------------------------------------------------------------------------
                 FOREIGN BONDS--5.1%
                 ----------------------------------------------------------------------------------
                 AUSTRALIAN DOLLAR--0.1%
                 ----------------------------------------------------------------------------------
       100,000   State Bank of New South Wales, 12.25%, 2/26/2001                                           86,648
                 ----------------------------------------------------------------------------------  -------------
                 BELGIUM FRANC--0.3%
                 ----------------------------------------------------------------------------------
     3,100,000   Belgian Gov't., Foreign Gov't. Guarantee, 10.00%, 4/5/1996                                106,472
                 ----------------------------------------------------------------------------------
     2,000,000   Belgium Kingdom, 7.75%, 10/15/2004                                                         71,887
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     178,359
                 ----------------------------------------------------------------------------------  -------------
                 CANADIAN DOLLAR--0.3%
                 ----------------------------------------------------------------------------------
       200,000   Ontario Hydro, 9.00%, 6/24/2002                                                           160,456
                 ----------------------------------------------------------------------------------  -------------
                 DANISH KRONE--0.2%
                 ----------------------------------------------------------------------------------
       600,000   Denmark, 8.00%, 5/15/2003                                                                 112,685
                 ----------------------------------------------------------------------------------  -------------
                 FRENCH FRANC--0.6%
                 ----------------------------------------------------------------------------------
     1,300,000   France O.A.T., 8.50%, 11/25/2002                                                          287,274
                 ----------------------------------------------------------------------------------
       600,000   KFW International Finance, 7.00%, 5/12/2000                                               123,910
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     411,184
                 ----------------------------------------------------------------------------------  -------------
                 DEUTSCHE MARK--0.8%
                 ----------------------------------------------------------------------------------
       700,000   Treuhandanstalt, 7.75%, 10/1/2002                                                         535,007
                 ----------------------------------------------------------------------------------  -------------
                 ITALIAN LIRA--0.4%
                 ----------------------------------------------------------------------------------
   425,000,000   Buoni Poliennali Del Tes, 9.50%, 1/1/2005                                                 239,955
                 ----------------------------------------------------------------------------------  -------------


FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

    FOREIGN                                                                                              VALUE
   CURRENCY                                                                                             IN U.S.
  PAR AMOUNT                                                                                            DOLLARS
---------------  ----------------------------------------------------------------------------------  -------------
BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
                 FOREIGN BONDS--CONTINUED
                 ----------------------------------------------------------------------------------
                 JAPANESE YEN--1.3%
                 ----------------------------------------------------------------------------------
 $  24,000,000   Export-Import Bank Japan, 4.375%, 10/1/2003                                         $     264,472
                 ----------------------------------------------------------------------------------
    10,000,000   Interamerican Development, Deb., 7.25%, 5/15/2000                                         121,990
                 ----------------------------------------------------------------------------------
    38,000,000   KFW International Finance, 6.00%, 11/29/1999                                              440,688
                 ----------------------------------------------------------------------------------  -------------
                 Total                                                                                     827,150
                 ----------------------------------------------------------------------------------  -------------
                 NETHERLANDS GUILDER--0.3%
                 ----------------------------------------------------------------------------------
       350,000   Netherlands Government, 5.75%, 1/15/2004                                                  213,117
                 ----------------------------------------------------------------------------------  -------------
                 SPANISH PESETA--0.2%
                 ----------------------------------------------------------------------------------
    20,000,000   Spanish Government, 10.00%, 2/28/2005                                                     160,415
                 ----------------------------------------------------------------------------------  -------------
                 SWEDISH KRONA--0.2%
                 ----------------------------------------------------------------------------------
       800,000   Sweden, 6.00%, 2/9/2005                                                                   101,793
                 ----------------------------------------------------------------------------------  -------------
                 UNITED KINGDOM POUND--0.4%
                 ----------------------------------------------------------------------------------
       175,000   UK Conversion, 9.00%, 3/3/2000                                                            288,341
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL FOREIGN BONDS                                                                     3,315,110
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL BONDS (IDENTIFIED COST $53,888,169)                                              54,716,399
                 ----------------------------------------------------------------------------------  -------------

   PRINCIPAL
    AMOUNT
---------------  ----------------------------------------------------------------------------------
(D)REPURCHASE AGREEMENT--3.8%
---------------------------------------------------------------------------------------------------
 $   2,430,000   J.P. Morgan & Co., Inc., 5.930%, dated 11/30/1995, due 12/1/1995                    $   2,430,000
                 ----------------------------------------------------------------------------------  -------------
                 TOTAL INVESTMENTS (IDENTIFIED COST $62,013,889)(E)                                  $  63,870,969
                 ----------------------------------------------------------------------------------  -------------


 (a) Non-income producing security.


 (b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. These securities have been determined to be liquid under criteria established by the Board of Trustees. At the end of the period, these securities amounted to ($611,277) which represents 0.9% of net assets.



 (c) The utilities are shown in the asset category in which they were purchased. The funds total exposure to utility stocks is 8% of net assets.


FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

 (d) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in joint accounts with other Federated Funds.


 (e) The cost of investments for federal tax purposes amounts to $62,017,320. The net unrealized appreciation of investments on a federal tax basis amounts to $1,853,649 which is comprised of $1,989,524 appreciation and $135,875 depreciation at November 30, 1995.


Note: The categories of investments are shown as a percentage of net assets
      ($64,779,572) at November 30, 1995.

The following acronym(s) are used throughout this portfolio:

ADR -- American Depository Receipt
GTD -- Guaranty
LP -- Limited Partnership
PEPS -- Participating Equity Preferred Stock
PLC -- Public Limited Company
STRYPES -- Structured Yield Product Exchangeable for Stock

(See Notes which are an integral part of the Financial Statements)


FEDERATED MANAGED INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

ASSETS:
----------------------------------------------------------------------------------------------------
Total investments in securities, at value (identified cost $62,013,889 and tax cost $62,017,320)      $ 63,870,969
----------------------------------------------------------------------------------------------------
Cash denominated in foreign currencies (identified cost $22,479)                                            22,408
----------------------------------------------------------------------------------------------------
Income receivable                                                                                          949,051
----------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                 150,548
----------------------------------------------------------------------------------------------------
Deferred expenses                                                                                           38,394
----------------------------------------------------------------------------------------------------  ------------
    Total assets                                                                                        65,031,370
----------------------------------------------------------------------------------------------------
LIABILITIES:
-----------------------------------------------------------------------------------------
Payable for investments purchased                                                          $  48,158
-----------------------------------------------------------------------------------------
Payable for shares redeemed                                                                   26,874
-----------------------------------------------------------------------------------------
Payable to Bank                                                                              135,128
-----------------------------------------------------------------------------------------
Payable for taxes withheld                                                                       384
-----------------------------------------------------------------------------------------
Accrued expenses                                                                              41,254
-----------------------------------------------------------------------------------------  ---------
    Total liabilities                                                                                      251,798
----------------------------------------------------------------------------------------------------  ------------
NET ASSETS for 6,148,777 shares outstanding                                                           $ 64,779,572
----------------------------------------------------------------------------------------------------  ------------
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------
Paid in capital                                                                                       $ 62,198,271
----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, translation of assets and liabilities in foreign
currency, and futures contracts                                                                          1,871,638
----------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments, foreign currency transactions, and futures contracts
                                                                                                           404,304
----------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                        305,359
----------------------------------------------------------------------------------------------------  ------------
    Total Net Assets                                                                                  $ 64,779,572
----------------------------------------------------------------------------------------------------  ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
----------------------------------------------------------------------------------------------------
Institutional Shares $50,852,336 / 4,826,791 shares outstanding                                             $10.54
----------------------------------------------------------------------------------------------------  ------------
Select Shares $13,927,236 / 1,321,986 shares outstanding                                                    $10.54
----------------------------------------------------------------------------------------------------  ------------


(See Notes which are an integral part of the Financial Statements)

FEDERATED MANAGED INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
------------------------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $153)                                                       $ 208,643
------------------------------------------------------------------------------------------------------
Interest (net of foreign taxes withheld of $832)                                                        3,111,665
------------------------------------------------------------------------------------------------------  ---------
    Total income                                                                                        3,320,308
------------------------------------------------------------------------------------------------------
EXPENSES:
------------------------------------------------------------------------------------------------------
Investment advisory fee                                                                      $ 354,801
-------------------------------------------------------------------------------------------
Administrative personnel and services fee                                                      155,000
-------------------------------------------------------------------------------------------
Custodian fees                                                                                  61,257
-------------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                        44,652
-------------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                        1,859
-------------------------------------------------------------------------------------------
Auditing fees                                                                                   12,407
-------------------------------------------------------------------------------------------
Legal fees                                                                                       2,995
-------------------------------------------------------------------------------------------
Portfolio accounting fees                                                                       31,725
-------------------------------------------------------------------------------------------
Distribution services fee--Select Shares                                                        55,959
-------------------------------------------------------------------------------------------
Shareholder services fee--Institutional Shares                                                  99,614
-------------------------------------------------------------------------------------------
Shareholder services fee--Select Shares                                                         18,653
-------------------------------------------------------------------------------------------
Share registration costs                                                                        22,997
-------------------------------------------------------------------------------------------
Printing and postage                                                                            32,697
-------------------------------------------------------------------------------------------
Insurance premiums                                                                               4,503
-------------------------------------------------------------------------------------------
Taxes                                                                                              109
-------------------------------------------------------------------------------------------
Miscellaneous                                                                                   12,513
-------------------------------------------------------------------------------------------  ---------
    Total expenses                                                                             911,741
-------------------------------------------------------------------------------------------
Waivers and reimbursements--
--------------------------------------------------------------------------------
  Waiver of investment advisory fee                                               $(354,801)
--------------------------------------------------------------------------------
  Waiver of distribution services fee--Select Shares                                (18,653)
--------------------------------------------------------------------------------
  Waiver of shareholder services fee--Institutional Shares                          (99,614)
--------------------------------------------------------------------------------
  Reimbursement of other operating expenses                                         (26,732)
--------------------------------------------------------------------------------  ---------
    Total waivers and reimbursements                                                          (499,800)
-------------------------------------------------------------------------------------------  ---------
        Net expenses                                                                                      411,941
------------------------------------------------------------------------------------------------------  ---------
            Net investment income                                                                       2,908,367
------------------------------------------------------------------------------------------------------  ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY, AND FUTURES CONTRACTS:
------------------------------------------------------------------------------------------------------
Net realized gain on investments, foreign currency transactions, and futures contracts                    911,082
------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments, translation of assets and liabilities in foreign
currency, and futures contracts                                                                         2,481,101
------------------------------------------------------------------------------------------------------  ---------
    Net realized and unrealized gain on investments, foreign currency, and futures contracts            3,392,183
------------------------------------------------------------------------------------------------------  ---------
        Change in net assets resulting from operations                                                  $6,300,550
------------------------------------------------------------------------------------------------------  ---------


(See Notes which are an integral part of the Financial Statements)

FEDERATED MANAGED INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           YEAR ENDED           PERIOD ENDED
                                                                       NOVEMBER 30, 1995     NOVEMBER 30, 1994*
INCREASE (DECREASE) IN NET ASSETS:
--------------------------------------------------------------------
OPERATIONS--
--------------------------------------------------------------------
Net investment income                                                    $    2,908,367         $     999,639
--------------------------------------------------------------------
Net realized gain (loss) on investments, foreign currency
transactions, and future contracts ($729,136 net gain and $305,808
net loss, respectively, as computed for federal tax purposes)                   911,082              (311,738)
--------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of investments, translation of assets and liabilities in foreign currency, and
futures contracts                                                             2,481,101              (609,463)
--------------------------------------------------------------------  --------------------  ---------------------
    Change in net assets resulting from operations                            6,300,550                78,438
--------------------------------------------------------------------  --------------------  ---------------------
DISTRIBUTIONS TO SHAREHOLDERS--
--------------------------------------------------------------------
Distributions from net investment income
--------------------------------------------------------------------
  Institutional Shares                                                       (2,431,427)             (883,551)
--------------------------------------------------------------------
  Select Shares                                                                (394,936)              (87,664)
--------------------------------------------------------------------  --------------------  ---------------------
    Change in net assets resulting from distributions to
    shareholders                                                             (2,826,363)             (971,215)
--------------------------------------------------------------------  --------------------  ---------------------
SHARE TRANSACTIONS--
--------------------------------------------------------------------
Proceeds from sale of shares                                                 36,889,780            42,977,477
--------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                                          900,372               228,430
--------------------------------------------------------------------
Cost of shares redeemed                                                     (14,374,680)           (4,523,217)
--------------------------------------------------------------------  --------------------  ---------------------
    Change in net assets resulting from share transactions                   23,415,472            38,682,690
--------------------------------------------------------------------  --------------------  ---------------------
      Change in net assets                                                   26,889,659            37,789,913
--------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------
Beginning of period                                                          37,889,913               100,000
--------------------------------------------------------------------  --------------------  ---------------------
End of period (including undistributed net investment income of
$305,359 and $45,969, respectively)                                      $   64,779,572         $  37,889,913
--------------------------------------------------------------------  --------------------  ---------------------


* For the period from January 18, 1994 (start of business) to November 30, 1994.

(See Notes which are an integral part of the Financial Statements)


FEDERATED MANAGED INCOME FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

(1) ORGANIZATION

Managed Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four diversified portfolios. The financial statements included herein are only those of Federated Managed Income Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers two classes of shares: Institutional Shares (formerly, Institutional Service Shares) and Select Shares. The Institutional Service Shares changed its name to Institutional Shares effective June 30, 1995.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.
     INVESTMENT VALUATIONS--Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Listed equity securities are valued at the last sale price reported on national security exchanges. All other securities are valued at prices provided by an independent pricing source.


     REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.


     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risk may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of the collateral securities.


     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal

FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

     Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. As a result of these difference, the following required reclassifications have been made to the current year financial statements.

                               Increase (Decrease)
             Accumulated
            Net Realized                         Undistributed Net
              Gain/Loss                          Investment Income
             ($177,386)                               $177,386



     Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.


     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.


     However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.


     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DEFERRED EXPENSES--The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized using the straight-line method over a period of five years from the Fund's commencement date.

     CONCENTRATION OF CREDIT RISK--The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------


     At November 30, 1995, the industry diversification of foreign securities was as follows:

                 INDUSTRIES                      % OF NET ASSETS
     Agency                                           1.34%
     Sovereign                                        3.46%
     State/Provincial                                 0.13%
     Supranational                                    0.19%



     FUTURES CONTRACTS--The Fund may purchase and sell futures contracts to accommodate cash flows into and out of the Fund's portfolio and to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Upon entering into a stock futures contract with a broker, the Fund is required to deposit in a segregated account an amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily the fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. For the period ended November 30, 1995, the Fund had realized gains of $14,814 on future contracts. At November 30, 1995, the Fund had no outstanding futures contracts.



     FOREIGN CURRENCY COMMITMENTS--The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At November 30, 1995, the Fund had no outstanding foreign currency commitments.

     FOREIGN CURRENCY TRANSLATION--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.


     Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized


FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------
     between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.


     DOLLAR ROLL TRANSACTIONS--The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.



     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.


     Additional information on each restricted security held at November 30, 1995 is as follows:

SECURITY                                                            ACQUISITION DATE      ACQUISITION COST
Bayer Corp., Deb                                                              11/9/95        $  102,315
Carr-Goldstein Foods Sr. Sub Note                                             11/9/95            25,000
Coinmach Corporation, Sr. Note                                               11/14/95            25,000
Freeport Terminal (Malta), Gtd. Global Note                                   7/19/94           284,196
Herff Jones Inc., Sr. Sub. Note                                               9/14/95            51,750
IXC Communications, Inc., Sr. Note                                            9/25/95            24,320
Van De Kamp's Inc., Sr. Sub Note                                              9/14/95            25,000
Westinghouse Electric Corp., PEPS                                     9/27/95-9/28/95            32,025


     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

Transactions in shares were as follows:

                                                                  YEAR ENDED                 PERIOD ENDED
                                                              NOVEMBER 30, 1995           NOVEMBER 30, 1994*
INSTITUTIONAL SHARES                                        SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------  -----------  -------------  -----------  -------------
Shares sold                                                 2,449,773  $  25,139,690    3,801,238  $  37,969,931
--------------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                         68,764        702,502       21,807        216,633
--------------------------------------------------------
Shares redeemed                                            (1,244,562)   (12,651,519)    (280,229)    (2,787,738)
--------------------------------------------------------  -----------  -------------  -----------  -------------
     Net change resulting from Institutional Service
     share transactions                                     1,273,975  $  13,190,673    3,542,816  $  35,398,826
--------------------------------------------------------  -----------  -------------  -----------  -------------


                                                                  YEAR ENDED                 PERIOD ENDED
                                                              NOVEMBER 30, 1995          NOVEMBER 30, 1994**
SELECT SHARES                                               SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------  -----------  -------------  -----------  -------------
Shares sold                                                 1,144,376  $  11,750,090      501,463  $   5,007,546
--------------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                         19,145        197,870        1,189         11,797
--------------------------------------------------------
Shares redeemed                                              (168,971)    (1,723,161)    (175,216)    (1,735,479)
--------------------------------------------------------  -----------  -------------  -----------  -------------
     Net change resulting from Select share transactions      994,550  $  10,224,799      327,436  $   3,283,864
--------------------------------------------------------  -----------  -------------  -----------  -------------
          Net change resulting from share transactions      2,268,525  $  23,415,472    3,870,252  $  38,682,690
--------------------------------------------------------  -----------  -------------  -----------  -------------


 *For the period from January 18, 1994 (start of business) to November 30, 1994.

**For the period from January 27, 1994 (start of business) to November 30, 1994.


(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Management, the Fund's investment adviser, (the "Adviser"), receives for its services an annual investment advisory fee equal to .75 of 1% of the Fund's average daily net assets.The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Under the terms of the sub-advisory agreement between the Adviser and Federated Global Research Corp., Federated Global Research Corp., receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser

FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------
manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. This fee is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.


DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Funds Select shares. The Plan provides that the Fund may incur distribution expenses of up to .75 of 1% of average daily net assets of Select shares, annually to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.



SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to .25 of 1% of average daily net assets of the Fund for the period. This fee is to obtain certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion. For the fiscal year ended November 30, 1995, the Institutional Shares fully waived its shareholder service fee.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES--Federated Services Company (" FServ") serves as transfer and dividend disbursing agent for the Fund. This fee is based on the size, type, and number of accounts and transactions made by shareholders.


PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.



ORGANIZATIONAL EXPENSES--Organizational expenses of ($52,265) and start-up administrative service expenses of ($39,068) were borne initially by Adviser. The Fund has agreed to reimburse Adviser for the organizational and start-up administrative expenses during the five year period following effective date. For the period ended November 30, 1995, the Fund paid $8,414 and $4,992, respectively, pursuant to this agreement.


GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

FEDERATED MANAGED INCOME FUND
--------------------------------------------------------------------------------

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1995, were as follows:

PURCHASES                                                                                            $  96,151,262
---------------------------------------------------------------------------------------------------  -------------
SALES                                                                                                $  75,605,276
---------------------------------------------------------------------------------------------------  -------------


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of MANAGED SERIES TRUST
(Federated Managed Income Fund):


We have audited the accompanying statement of assets and liabilities of Federated Managed Income Fund (an investment portfolio of Managed Series Trust, a Massachusetts business trust), including the schedule of portfolio of investments, as of November 30, 1995, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights (see pages 2 and 27 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Managed Income Fund (an investment portfolio of Managed Series Trust) as of November 30, 1995, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods presented in conformity with generally accepted accounting principles.


                                                             ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania
January 18, 1996



APPENDIX
--------------------------------------------------------------------------------

STANDARD AND POOR'S RATINGS GROUP LONG-TERM DEBT RATINGS

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B--Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC--Debt rated CCC has currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.
C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI--The rating CI is reserved for income bonds on which no interest is being paid.

D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICE, INC., LONG-TERM DEBT RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

NR--NR indicates that Fitch does not rate the specific issue.

PLUS (+) OR MINUS (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.


ADDRESSES
--------------------------------------------------------------------------------

Federated Managed Income Fund
                    Institutional Shares                                   Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------

Distributor
                    Federated Securities Corp.                             Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------

Investment Adviser
                    Federated Management                                   Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------

Sub-Adviser
                    Federated Global Research Corp.                        175 Water Street
                                                                           New York, New York 10038-4965
---------------------------------------------------------------------------------------------------------------------

Custodian
                    State Street Bank and                                  P.O. Box 8600
                    Trust Company                                          Boston, Massachusetts 02266-8600
---------------------------------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent
                    Federated Services Company                             P.O. Box 8600
                                                                           Boston, Massachusetts 02266-8600
---------------------------------------------------------------------------------------------------------------------
Independent Public Accountants
                    Arthur Andersen LLP                                    2100 One PPG Place
                                                                           Pittsburgh, Pennsylvania 15222
---------------------------------------------------------------------------------------------------------------------




FEDERATED MANAGED
INCOME FUND
INSTITUTIONAL SHARES

PROSPECTUS


A Diversified Portfolio
of Managed Series Trust,
an Open-End Management
Investment Company


Prospectus dated January 31, 1996


[LOGO]  FEDERATED SECURITIES CORP.
        ---------------------------------------------
        Distributor
        A subsidiary of FEDERATED INVESTORS

        FEDERATED INVESTORS TOWER
        PITTSBURGH, PA 15222-3779

        Cusip 56166K107
        3122013A-SS (1/96)

[Logo]
Lifecycle Investing
MANAGED SERIES TRUST




                         FEDERATED MANAGED INCOME FUND
                   FEDERATED MANAGED GROWTH AND INCOME FUND
                         FEDERATED MANAGED GROWTH FUND
                   FEDERATED MANAGED AGGRESSIVE GROWTH FUND
                     (PORTFOLIOS OF MANAGED SERIES TRUST)
                             INSTITUTIONAL SHARES
                   (FORMERLY, INSTITUTIONAL SERVICE SHARES)
                                 SELECT SHARES
                      STATEMENT OF ADDITIONAL INFORMATION
   This Statement of Additional Information should be read with the respective prospectuses for Institutional Shares and Select Shares of Federated Managed Income Fund, Federated Managed Growth and Income Fund, Federated Managed Growth Fund and Federated Managed Aggressive Growth Fund, all dated January 31, 1996. This Statement is not a prospectus itself. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-235-4669.
   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA 15222-3779
                         Statement dated January 31, 1996
FEDERATED SECURITIES CORP.
Distributor
A subsidiary of FEDERATED INVESTORS

GENERAL INFORMATION ABOUT THE TRUST
                                 1

INVESTMENT OBJECTIVES AND POLICIES1

 Small Company Stocks            1
 Mortgage-Backed Securities      2
 Corporate Debt Obligations      3
 Foreign Debt Obligations        2
 Warrants                        3
 Futures and Options Transactions4
 Foreign Currency Transactions   9
 Repurchase Agreements          14
 Reverse Repurchase Agreements  14
 When-Issued and Delayed Delivery
  Transactions                  15
 Lending of Portfolio Securities15
 Restricted and Illiquid Securities
                                 7
 Portfolio Turnover             17
 Weighted Average Portfolio
  Duration                      17
INVESTMENT LIMITATIONS          18

MANAGED SERIES TRUST MANAGEMENT 23

 Trust Ownership                16
 Trustees Compensation          33
 Trustee Liability              35
INVESTMENT ADVISORY SERVICES    35

 Adviser to the Trust           35

 Advisory Fees                  36
BROKERAGE TRANSACTIONS          37

OTHER SERVICES                  38

 Fund Administration            38
 Custodian                      39
 Transfer Agent and Dividend
  Disbursing Agent              19
 Independent Public Accountants 19
PURCHASING SHARES               40

DISTRIBUTION PLAN AND SHAREHOLDER
SERVICES AGREEMENT              20

 Conversion to Federal Funds    42
DETERMINING NET ASSET VALUE     42

 Determining Market Value of
  Securities                    21
 Trading in Foreign Securities  43
REDEEMING SHARES                44

 Redemption in Kind             44
MASSACHUSETTS PARTNERSHIP LAW   22

TAX STATUS                      45

 The Portfolios' Tax Status     45
 Foreign Taxes                  46
 Shareholders' Tax Status       46
TOTAL RETURN                    47

YIELD                           48

PERFORMANCE COMPARISONS         49

ABOUT FEDERATED INVESTORS       52

 Mutual Fund Market             25
 Institutional Clients          25
 Trust Organizations            54
 Broker/Dealers and Bank
  Broker/Dealer Subsidiaries    54

GENERAL INFORMATION ABOUT THE TRUST

Managed Series Trust (the "Trust") was established as a Massachusetts business trust on November 15, 1993. As of the date of this Statement, the Trust consists of the following four separate portfolios of securities (collectively, the "Portfolios" and each individually, the "Portfolio"): Federated Managed Income Fund; Federated Managed Growth and Income Fund; Federated Managed Growth Fund; and Federated Managed Aggressive Growth Fund. Each Portfolio has two classes of shares of beneficial interest, Institutional Shares and Select Shares. Prior to June 30, 1995, the Institutional Shares of each portfolio of the Trust were known as Institutional Service Shares.
INVESTMENT OBJECTIVES AND POLICIES

The prospectuses discuss the objectives of the Portfolios and the policies that each employs to achieve those objectives. The following discussion supplements the description of the Portfolios' investment policies set forth in the prospectuses. The Portfolios' respective investment objectives cannot be changed without approval of shareholders. Except as noted, the investment policies described below may be changed by the Board of Trustees ("Trustees") without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.
SMALL COMPANY STOCKS
Stocks in the small capitalization sector of the United States equity market have historically been more volatile in price than larger capitalization stocks, such as those included in the Standard & Poor's 500 Index. This is because, among other things, small companies have less certain growth prospects than larger companies; have a lower degree of liquidity in the equity market; and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, the stocks of small companies may, to some degree, fluctuate independently of the stocks of large companies; that is, the stocks of small companies may decline in price as the price of large company stocks rises or vice versa.
MORTGAGE-BACKED SECURITIES
  PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES
     The privately issued mortgage-related securities purchased by the Portfolios generally represent an ownership interest in federal agency mortgage pass-through securities, such as those issued by Government National Mortgage Association ("GNMA"). The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools. Privately issued mortgage-related securities generally pay back principal and interest over the life of the security. At the time the Portfolios reinvest the payments and any unscheduled prepayments of principal received, the Portfolios may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks"). Privately issued mortgage-related securities are subject to higher prepayment risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans may be prepaid without penalty or premium. Prepayment risks on privately issued mortgage-related securities tend to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on privately issued mortgage-related securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages.
     The market for privately issued mortgage-related securities has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors make government-related pools highly liquid.

CORPORATE DEBT OBLIGATIONS
The corporate debt obligations in which the Portfolios invest may bear fixed, floating, floating and contingent, or increasing rates of interest. The Portfolios may invest in investment-grade corporate debt obligations (which are rated BBB or higher by nationally recognized statistical rating organizations) or high yield corporate debt obligations (which are rated BB or lower by nationally recognized statistical rating organizations).


FOREIGN DEBT OBLIGATIONS
The Portfolios may invest in investment-grade debt securities (which are rated BBB or higher by nationally recognized statistical rating organizations) of countries other than the United States.
WARRANTS
The Portfolios may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock. A Portfolio will not invest more than 5% of the value of its total assets in warrants. No more than 2% of this 5% may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value for purposes of this policy.
FUTURES AND OPTIONS TRANSACTIONS
The Portfolios may attempt to hedge all or a portion of its portfolio by buying and selling futures contracts and options on futures contracts.
  FUTURES CONTRACTS
     A futures contract is a firm commitment by two parties, the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. However, a stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index was originally written. No physical delivery of the underlying security in the index is made.
     The purpose of the acquisition or sale of a futures contact by the Portfolios is to protect the Portfolios from fluctuations in the value of their securities caused by anticipated changes in interest rates or market conditions. For example, in the fixed-income securities market, price moves inversely to interest rates. A rise in rates results in a drop in price. Conversely, a drop in rates results in a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, a Portfolio could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed-income securities may decline during the Portfolio's anticipated holding period. A Portfolio would agree to purchase securities in the future at a predetermined price (i.e., "go long") to hedge against a decline in market interest rates.

  PURCHASING PUT OPTIONS ON FUTURES CONTRACTS
     The Portfolios may purchase listed put options or over-the-counter put options on futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price. A Portfolio would purchase put options on futures contracts to protect its portfolio securities against decreases in value resulting from market factors such as an anticipated increase in interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, a Portfolio will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by a Portfolio upon the sale of the second option may be large enough to offset both the premium paid by the Portfolio for the original option plus the decrease in value of the hedged securities.
     Alternatively, a Portfolio may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Portfolio would then deliver the futures contract in return for payment of the strike price. If a Portfolio neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.
  WRITING PUT OPTIONS ON FUTURES CONTRACTS
     The Portfolios may write listed put options on financial futures contracts to hedge its portfolio against a decrease in market interest rates. When a

     Portfolio writes a put option on a futures contract, it receives a premium for undertaking the obligation to assume a long futures position (buying a futures contract) at a fixed price at any time during the life of the option. As market interest rates decrease, the market price of the underlying futures contract normally increases.
     As the market value of the underlying futures contract increases, the buyer of the put option has less reason to exercise the put because the buyer can sell the same futures contract at a higher price in the market. The premium received by a Portfolio can then be used to offset the higher prices of portfolio securities to be purchased in the future due to the decrease in market interest rates.
     Prior to the expiration of the put option, or its exercise by the buyer, a Portfolio may close out the option by buying an identical option. If the hedge is successful, the cost of buying the second option will be less than the premium received by a Portfolio for the initial option.
  PURCHASING CALL OPTIONS ON FUTURES CONTRACTS
     An additional way in which the Portfolios may hedge against decreases in market interest rates is to buy a listed call option on a financial futures contract. When a Portfolio purchases a call option on a futures contract, it is purchasing the right (not the obligation) to assume a long futures position (buy a futures contract) at a fixed price at any time during the life of the option. As market interest rates fall, the value of the underlying futures contract will normally increase, resulting in an increase in value of a Portfolio's option position. When the market price of the underlying futures contract increases above the strike price plus premium paid, a Portfolio could exercise its option and buy the futures contract below market price.
     Prior to the exercise or expiration of the call option, a Portfolio could sell an identical call option and close out its position. If the premium received upon selling the offsetting call is greater than the premium originally paid, a Portfolio has completed a successful hedge.
  WRITING CALL OPTIONS ON FUTURES CONTRACTS
     The Portfolios may write listed call options or over-the-counter call options on futures contracts to hedge against, for example, an increase in market interest rates. When a Portfolio writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the strike price at any time during the life of the option if the option is exercised. As market interest rates rise or as stock prices fall, causing the prices of futures to go down, a Portfolio's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of a Portfolio's call option position to increase.
     In other words, as the underlying future's price falls below the strike price, the buyer of the option has no reason to exercise the call, so that a Portfolio keeps the premium received for the option. This premium can help substantially to offset the drop in value of a Portfolio's portfolio securities.
     Prior to the expiration of a call written by a Portfolio, or exercise of it by the buyer, a Portfolio may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by a Portfolio for the initial option. The net premium income of a Portfolio will then substantially offset the decrease in value of the hedged securities.
  LIMITATION ON OPEN FUTURES POSITIONS
     A Portfolio will not maintain open positions in futures contracts it has sold or options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, a Portfolio will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.
  "MARGIN" IN FUTURES TRANSACTIONS
     Unlike the purchase or sale of a security, the Portfolios do not pay or receive money upon the purchase or sale of a futures contract. Rather, a Portfolio is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with the custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contracts initial margin does not involve a borrowing by a Portfolio to finance the transactions. Initial margin is in the nature of a performance bond or good-faith deposit on the contract which is returned to a Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied.
     A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day a Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead settlement between a Portfolio and the broker of an amount one would owe the other if the futures contract expired. In computing its daily net asset value, a Portfolio will mark to market its open futures positions.
     The Portfolios are also required to deposit and maintain margin when they write call options on futures contracts.

  PURCHASING AND WRITING OVER-THE-COUNTER OPTIONS
     The Portfolios may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options for those options on portfolio securities held by a Portfolio and not traded on an exchange.
     Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.
FOREIGN CURRENCY TRANSACTIONS
  CURRENCY RISKS
     The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although the Portfolios value their assets daily in U.S. dollars, the Portfolios may not convert their holdings of foreign currencies to U.S. dollars daily. The Portfolios may incur conversion costs when they convert their holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Portfolios buy and sell currencies.
     The Portfolios will engage in foreign currency exchange transactions in connection with their investments in the securities. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
     The Portfolios may enter into forward foreign currency exchange contracts in order to protect themselves against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Portfolios' investment adviser believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the Portfolios' best interest to do so. The Portfolios will not speculate in foreign currency exchange.
     The Portfolios will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when they would be obligated to deliver an amount of foreign currency in excess of the value of their portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge" denominated in a currency or currencies that the Portfolios' investment adviser believes will tend to be closely correlated with that currency with regard to price movements. Generally, the Portfolios will not enter into a forward foreign currency exchange contract with a term longer than one year.
  FOREIGN CURRENCY OPTIONS
     A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency.
     When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.
     A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on foreign currency generally falls in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect a Portfolio against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a Portfolio were holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Portfolio would not have to exercise their put option. Likewise, if a Portfolio were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Portfolio would not have to exercise its call. Instead, the Portfolio could acquire in the spot market the amount of foreign currency needed for settlement.
  SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY OPTIONS
     Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Portfolios' ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Portfolios will not purchase or write such options unless and until, in the opinion of the Portfolios' investment adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.
     In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.
  FOREIGN CURRENCY FUTURES TRANSACTIONS
     By using foreign currency futures contracts and options on such contracts, the Portfolios may be able to achieve many of the same objectives as they would through the use of forward foreign currency exchange contracts. The Portfolios may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.
  SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS
     Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks assocated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on futures currencies, as described above.
     Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Portfolios will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Portfolios' investment adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

REPURCHASE AGREEMENTS
The Portfolios or their custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Portfolio, the Portfolio could receive less than the repurchase price in any sale of such securities. In the event that a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by a Portfolio might be delayed pending court action. The Portfolios believe that under the regular procedures normally in effect for custody of a Portfolio's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of a Portfolio and allow retention or disposition of such securities. The Portfolios will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Portfolios' investment adviser to be creditworthy pursuant to guidelines established by the Trustees.
REVERSE REPURCHASE AGREEMENTS
The Portfolios may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Portfolio transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Portfolio will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Portfolio to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that a Portfolio will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of a Portfolio, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Portfolios. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Portfolios sufficient to make payment for the securities to be purchased are segregated on a Portfolio's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Portfolio do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of a Portfolio's assets.
LENDING OF PORTFOLIO SECURITIES
The collateral received when the Portfolios lend portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the particular Portfolio. During the time portfolio securities are on loan, the borrower pays the Portfolios any dividends or interest paid on such securities. Loans are subject to termination at the option of the Portfolios or the borrower. The Portfolios may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.
RESTRICTED AND ILLIQUID SECURITIES
The Portfolios may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Portfolios, who agree that they are purchasing paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Portfolios through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) commercial paper, thus providing liquidity. The Portfolios believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Portfolios intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Portfolios' investment adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Portfolios intend to not subject such paper to the limitation applicable to restricted securities.
The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under the Securities and Exchange commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive safe harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The Portfolios believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:
   o the frequency of trades and quotes for the security;

   o the number of dealers willing to purchase or sell the security and the number of other potential buyers;
   o dealer undertakings to make a market in the security; and
   o the nature of the security and the nature of the marketplace trades. PORTFOLIO TURNOVER
The Portfolios' investment adviser does not anticipate that portfolio turnover will result in adverse tax consequences. However, relatively high portfolio turnover may result in high transaction costs to the Portfolios. For the fiscal year ended November 30, 1995, and for the period from May 25, 1994 (date of initial public investment) to November 30, 1994, the portfolio turnover rates for Federated Managed Income Fund, Federated Managed Growth and Income Fund, Federated Managed Growth Fund, and Federated Managed Aggressive Growth Fund were 165% and 153%, 157% and 132%, 106% and 71%, and 139% and 77%,
respectively.
WEIGHTED AVERAGE PORTFOLIO DURATION
Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Duration measures the magnitude of the change in the price of a debt security relative to a given change in the market rate of interest. The duration of a debt security depends on three primary variables: the security's coupon rate, maturity date, and level of market interest rates for similar debt securities. Generally, debt securities with lower coupons or longer maturities will have a longer duration than securities with higher coupons or shorter maturities.


Duration is calculated by dividing the sum of the time-weighted values of cash flows of a security or portfolio of securities, including principal and interest payments, by the sum of the present values of the cash flows. Certain debt securities, such as asset-backed securities, may be subject to prepayment at irregular intervals. The duration of these instruments will be calculated based upon assumptions established by the investment adviser as to the probable amount and sequence of principal prepayments.
Mathematically, duration is measured as follows:

Duration = PVCF1(1) +    PVCF2(2)  +     PVCF3(3) +    ...  +   PVCFn(n)
           PVTCF         PVTCF           PVTCF                  PVTCF
where
PVCFt = the present value of the cash flow in period t discounted at the prevailing yield-to-maturity
   t   = the period when the cash flow is received
   n = remaining number of periods until maturity total present value of the cash flow from the bond where the present value is determined using the prevailing
PVTCF =  yield-to-maturity
INVESTMENT LIMITATIONS

  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     A Portfolio will not issue senior securities, except that it may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed, and except to the extent that a Portfolio may enter into futures contracts.
     A Portfolio will not borrow money or engage in reverse repurchase agreements except as a temporary, extraordinary, or emergency measure or to facilitate management of the Portfolio by enabling it to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. A Portfolio will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.
  INVESTING IN COMMODITIES
     The Portfolios will not invest in commodities, except that the Portfolios reserve the right to engage in transactions involving financial futures contracts, options, and forward contracts with respect to foreign securities or currencies.
  INVESTING IN REAL ESTATE
     The Portfolios will not purchase or sell real estate, including limited partnership interests, although the Portfolios may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or which represent interests in real estate.
  CONCENTRATION OF INVESTMENTS
     A Portfolio will not invest 25% or more of the value of its total assets in any one industry (other than securities issued by the U.S. government, its agencies, or instrumentalities).
  UNDERWRITING
     A Portfolio will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities which the Portfolio may purchase in accordance with its investment objective, policies, and limitations.
  SELLING SHORT AND BUYING ON MARGIN
     The Portfolios will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. A deposit or payment by a Portfolio of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

  DIVERSIFICATION OF INVESTMENTS
     With respect to securities comprising 75% of the value of its total assets, a Portfolio will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.
  PLEDGING ASSETS
     The Portfolios will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, a Portfolio may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the pledge. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of financial futures contracts and related options; and segregation of collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.
  LENDING CASH OR SECURITIES
     A Portfolio will not lend any of its assets except portfolio securities. This shall not prevent the purchase or holding of U.S. government obligations, corporate bonds, debentures, notes, certificates of indebtedness, or other debt securities of any issuer, repurchase agreements, or other transactions which are permitted by the Portfolios' respective investment objectives, policies, or Declaration of Trust.
The above investment limitations cannot be changed with respect to a Portfolio without approval of that Portfolio's shareholders. The following limitations may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
  INVESTING IN RESTRICTED SECURITIES
     A Portfolio will not invest more than 10% of its total assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees. In order to comply with registration requirements of a certain state, each Portfolio has agreed to limit its investment in restricted securities to 5% of its total assets. If state requirements change, this policy may be changed without notice to shareholders.
  INVESTING IN ILLIQUID SECURITIES
     A Portfolio will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options, and certain securities not determined by the Trustees to be liquid.
  INVESTING IN MINERALS
     The Portfolios will not purchase interests in oil, gas, or other mineral exploration or development programs or leases, except they may purchase the securities of issuers which invest in or sponsor such programs.
  INVESTING IN WARRANTS
     A Portfolio will not invest more than 5% of its net assets in warrants, including those acquired in units or attached to other securities. To comply with certain state restrictions, each Portfolio will limit its investments in such warrants not listed on the New York or American Stock Exchanges to 2% of its net assets. (If state restrictions change, this latter restriction may be revised without notice to shareholder.) For purposes of this investment restriction, warrants will be valued at the lower of cost or market, except that warrants acquired by a Portfolio in units with or attached to securities may be deemed to be without value.


  INVESTING IN PUT OPTIONS
     A Portfolio will not purchase put options on securities, unless the securities are held in the Portfolio's portfolio or unless the Portfolio is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.
  WRITING COVERED CALL OPTIONS
     A Portfolio will not write call options on securities unless the securities are held in the Portfolio's portfolio or unless the Portfolio is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.
  INVESTMENT IN SECURITIES OF OTHER INVESTMENT COMPANIES
     A Portfolio will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general. A Portfolio will purchase securities of closed-end investment companies only in open-market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees, and, therefore, any investment by a Portfolio in shares of another investment company would be subject to such duplicate expenses.

  INVESTING IN NEW ISSUERS
     A Portfolio will not invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor.
  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST
     A Portfolio will not purchase or retain the securities of any issuer if the officers and Trustees of the Trust, the investment adviser, or a sub-adviser owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
No Portfolio expects to borrow money in excess of 5% of the value of its net assets during the coming fiscal year.
For purposes of its policies and limitations, the Portfolios consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."


MANAGED SERIES TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Managed Series Trust, and principal occupations.


John F. Donahue@*
Federated Investors Tower

Pittsburgh, PA
Birthdate: July 28, 1924
Chairman and Trustee
Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director, Trustee, or Managing General Partner of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Trust .


Thomas G. Bigley
28th Floor, One Oxford Centre
Pittsburgh, PA
Birthdate: February 3, 1934
Trustee
Director, Oberg Manufacturing Co.; Chairman of the Board, Children's Hospital of Pittsburgh; Director, Trustee, or Managing General Partner of the Funds; formerly, Senior Partner, Ernst & Young LLP.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate: June 23, 1937
Trustee
President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; President, Northgate Village Development

Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Director, Trustee, or Managing General Partner of the Funds; formerly, President, Naples Property Management, Inc.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate: July 4, 1918
Trustee
Director and Member of the Executive Committee, Michael Baker, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp. and Director, Ryan Homes, Inc.





 James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate: May 18, 1922
Trustee
Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director, Trustee, or Managing General Partner of the Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate: October 11, 1932

Trustee
Professor of Medicine and Member, Board of Trustees, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director, Trustee, or Managing General Partner of the Funds.


Edward L. Flaherty, Jr.@
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate: June 18, 1924
Trustee
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Director, Eat'N Park Restaurants, Inc., and Statewide Settlement Agency, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Counsel, Horizon Financial, F.A., Western Region.


Glen R. Johnson *
Federated Investors Tower
Pittsburgh, PA
Birthdate: May 2, 1929
President and Trustee
Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp. and Federated Administrative Services.



Peter E. Madden
Seacliff
562 Bellevue Avenue
Newport, RI
Birthdate: March 16, 1942
Trustee
Consultant; State Representative, Commonwealth of Massachusetts; Director, Trustee, or Managing General Partner of the Funds; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation.


Gregor F. Meyer
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate: October 6, 1926
Trustee
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director, Trustee, or Managing General Partner of the Funds.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate: December 20, 1932
Trustee
President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director, Trustee or Managing General Partner of the Funds.



Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate: September 14, 1925
Trustee
Professor, International Politics and Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., and U.S. Space Foundation; Chairman, Czecho Management Center; Director, Trustee, or Managing General Partner of the Funds; President Emeritus, University of Pittsburgh; founding Chairman, National Advisory Council for Environmental Policy and Technology and Federal Emergency Management Advisory Board.





Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate: June 21, 1935
Trustee
Public relations/marketing consultant; Conference Coordinator, Non-profit entities; Director, Trustee, or Managing General Partner of the Funds.


J. Christopher Donahue
Federated Investors Tower

Pittsburgh, PA
Birthdate: April 11, 1949
 Executive Vice President
President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Administrative Services, Federated Services Company, and Federated Shareholder Services; President or Vice President of the Funds; Director, Trustee, or Managing General Partner of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman of the Company.


Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate: October 22, 1930
Executive Vice President
Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.


Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate: May 17, 1923

Vice President
Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.





David M. Taylor
Federated Investors Tower
Pittsburgh, PA
Birthdate: January 13, 1947
Treasurer
Senior Vice President, Controller, and Trustee, Federated Investors; Controller, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., and Passport Research, Ltd.; Senior Vice President, Federated Shareholder Services; Vice President, Federated Administrative Services; Treasurer of some of the Funds.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate: October 26, 1938
Executive Vice President and Secretary
Executive Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Services Company; Executive Vice President,

Secretary, and Trustee, Federated Administrative Services; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds.


     * This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.
     @ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.
As used in the table above, "The Funds" and "Funds" mean the following investment companies: American Leaders Fund, Inc.; Annuity Management Series; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated ARMs Fund; Federated Equity Funds; Federated Exchange Fund, Ltd.; Federated GNMA Trust; Federated Government Trust; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Master Trust; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 3-5 Years; First Priority Funds; Fixed Income Securities, Inc.; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Fund for U.S. Government Securities, Inc.; Government Income Securities, Inc.; High Yield Cash Trust; Insurance Management Series; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.;

Liberty U.S. Government Money Market Trust; Liberty Term Trust, Inc. - 1999; Liberty Utility Fund, Inc.; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; 111 Corcoran Funds; Peachtree Funds; The Planters Funds; RIMCO Monument Funds; The Shawmut Funds; Star Funds; The Starburst Funds; The Starburst Funds II; Stock and Bond Fund, Inc.; Sunburst Funds; Targeted Duration Trust; Tax-Free Instruments Trust; Trademark Funds; Trust for Financial Institutions; Trust For Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; The Virtus Funds; World Investment Series, Inc.


TRUST OWNERSHIP
Officers and Trustees as a group owned 1.45% of the Trust's outstanding shares as of January 2, 1996.
As of January 2, 1996, the following shareholder of record owned 5% or more of the outstanding Institutional Shares of Federated Managed Income Fund: Western Bank, Medford, OR, 10.37%.
As of January 2, 1996, the following shareholders of record owned 5% or more of the outstanding Select Shares of Federated Managed Income Fund: IU & Co., Columbus, IN, 8.67%; The Farmers Company, Lititz, PA, 7.11%; Boht & Company, Hanover, PA, 5.75%; Union National Bank & Trust Co., Souderton, PA, 7.37%; and Tokai Trust Co. of New York, New York, NY, 11.45%.
As of January 2, 1996, the following shareholders of record owned 5% or more of the outstanding Institutional Shares of Federated Managed Growth and Income
Fund: Western Bank, Medford, OR, 7.74%; CARECO, Salina, KS, 6.91%; and Lasalle National Trust NA, Chicago, IL, 5.91%.
As of January 2, 1996, the following shareholders of record owned 5% or more of the outstanding Select Shares of Federated Managed Growth and Income Fund: IU &

Co., Columbus, IN, 5.05%; ENB Trust, Marysville, KS, 9.23%; Union National Bank & Trust Co., Souderton, PA, 6.73%; and Keith Co., Monroe, LA, 13.55%.
As of January 2, 1996, the following shareholders of record owned 5% or more of the outstanding Institutional Shares of Federated Managed Growth Fund: CARECO, Salina, KS, 6.40% and TRUCOJO, St. Joseph, MO, 5.45%.
As of January 2, 1996, the following shareholders of record owned 5% or more of the outstanding Select Shares of Federated Managed Growth Fund: ENB Trust, Marysville, KS, 9.86% and Keith Co., Monroe, LA, 14.88%.
As of January 2, 1996, no shareholder of record owned 5% or more of the outstanding Institutional Shares of Federated Managed Aggressive Growth Fund. As of January 2, 1996, the following shareholders of record owned 5% or more of the outstanding Select Shares of Federated Managed Aggressive Growth Fund: FM Co., Zeeland, MI, 5.61%; Union National Bank & Trust Co., Souderton, PA, 15.79%; and Tokai Trust Co. of New York, New York, NY, 10.95%.




TRUSTEES COMPENSATION


                  AGGREGATE
NAME ,          COMPENSATION
POSITION WITH       FROM          TOTAL COMPENSATION PAID
TRUST              TRUST*#          FROM FUND COMPLEX +


John F. Donahue     $0             $0 for the Trust and
Chairman and Trustee                    59 other investment companies in the
Fund Complex

Thomas G. Bigley++  $1,152         $86,331 for the Trust and
Trustee                            54 other investment companies in the Fund
Complex
John T. Conroy, Jr. $1,259         $115,760 for the Trust and
Trustee                            54 other investment companies in the Fund
Complex
William J. Copeland $1,259         $115,760 for the Trust and
Trustee                            54 other investment companies in the Fund
Complex
Glen R. Johnson     $0             $0 for the Trust and
President and Trustee                   9 other investment companies in the
Fund Complex
James E. Dowd       $1,259         $115,760 for the Trust and
Trustee                            54 other investment companies in the Fund
Complex
Lawrence D. Ellis, M.D.            $1,152    $104,898 for the Trust and
Trustee                            54 other investment companies in the Fund
Complex
Edward L. Flaherty, Jr.            $1,259    $115,760 for the Trust and
Trustee                            54 other investment companies in the Fund
Complex
Peter E. Madden     $1,152         $104,898 for the Trust and
Trustee                            54 other investment companies in the Fund
Complex
Gregor F. Meyer     $1,152         $104,898 for the Trust and
Trustee                            54 other investment companies in the Fund
Complex
John E. Murray, Jr.,               $1,152    $104,898 for the Trust and

Trustee                            54 other investment companies in the Fund
Complex
Wesley W. Posvar    $1,152         $104,898 for the Trust and
Trustee                            54 other investment companies in the Fund
Complex
Marjorie P. Smuts   $1,152         $104,898 for the Trust and
Trustee                            54 other investment companies in the Fund
Complex


*Information is furnished for the fiscal year ended November 30, 1995.
#The aggregate compensation is provided for the Trust which is comprised of four portfolios.
+The information is provided for the last calendar year.
++Mr. Bigley served on 39 investment companies in the Federated Funds Complex from January 1 through September 30, 1995. On October 1, 1995, he was appointed a Trustee on 15 additional Federated Funds.
TRUSTEE LIABILITY
The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
INVESTMENT ADVISORY SERVICES

ADVISER TO THE TRUST
The Trust's investment adviser is Federated Management (the "Adviser") and the Trust's sub-adviser is Federated Global Research Corporation ( the "Sub-Adviser"). They are subsidiaries of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.
ADVISORY FEES
For their advisory services, the Adviser and Sub-Adviser receive an annual investment advisory fee as described in the prospectus of each Portfolio.
For the fiscal year ended November 30, 1995, and for the period from January 18, 1994 (start of business) to November 30, 1994, the Adviser for Federated Managed Income Fund earned advisory fees of $354,801 and $126,272, respectively, all of which were waived. For the fiscal year ended November 30, 1995, and for the period from January 27, 1994 (start of business) to November 30, 1994, the Adviser for Federated Managed Growth and Income Fund, Federated Managed Growth Fund, and Federated Managed Aggressive Growth Fund earned advisory fees of $606,491 and $154,964, $434,181 and $97,226, and $183,693 and
$50,507, respectively, of which $243,174 and $121,127, $294,373 and $97,226 and
$183,693 and $50,507 were waived, respectively.
For the period from November 20, 1995 to November 30, 1995, the Sub-Adviser for Federated Managed Income Fund, Federated Managed Growth and Income Fund, Federated Managed Growth Fund, and Federated Managed Aggressive Growth Fund earned advisory fees of $886, $2,518, $3,587, and $0, respectively, none of which were waived.
  STATE EXPENSE LIMITATIONS
     The Adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If a Portfolio's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2-1/2% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1-1/2% per year of the remaining average net assets, the Adviser will reimburse the Portfolio for its expenses over the limitation.
     If the Portfolios' monthly projected operating expenses exceed this limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee. This arrangement is not part of the advisory contract and may be amended or rescinded in the future.
BROKERAGE TRANSACTIONS

The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the fiscal year ended November 30, 1995, and for the period from May 25, 1994 (date of initial public investment) to November 30, 1994, Federated Managed Income Fund, Federated Managed Growth and Income Fund, Federated Managed Growth Fund, and Federated Managed Aggressive Growth Fund paid total brokerage commissions of $10,473 and $13,743, $82,752 and $37,993, $104,808 and $38,358, and $70,266 and $28,757, respectively.

Although investment decisions for the Fund are made independently from those of any other accounts managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.
OTHER SERVICES

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of shares of funds offered by Federated Securities Corp.
FUND ADMINISTRATION
Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Portfolios for a fee as described in the prospectus of each Portfolio. Prior to March 1, 1994, Federated Administrative Services, Inc., also a subsidiary of Federated Investors, served as the Fund's Administrator. (For purposes of this Statement of Additional Information, Federated Administrative Services and Federated Administrative Services, Inc. may hereinafter collectively be referred to as the "Administrators".) For the fiscal year ended November 30, 1995, Federated Administrative Services earned $155,000 in regard to Federated Managed Income Fund. For the period from January 18, 1994 (start of business) to November 30, 1994, the Administrators collectively earned $41,192 in regard to Federated Managed Income Fund. For the fiscal year ended November 30, 1995, Federated Administrative Services earned $155,000 in regard to Federated Managed Growth and Income Fund. For the period from January 27, 1994 (start of business) to

November 30, 1994, the Administrators collectively earned $42,041 in regard to Federated Managed Growth and Income Fund. For the fiscal year ended November 30, 1995, Federated Administrative Services earned $155,000 in regard to Federated Managed Growth Fund. For the period from January 27, 1994 (start of business) to November 30, 1994, the Administrators collectively earned $42,466 in regard to Federated Managed Growth Fund. For the fiscal year ended November 30, 1995, Federated Administrative Services earned $155,000 in regard to Federated Managed Aggressive Growth Fund. For the period from January 27, 1994 (start of business) to November 30, 1994, the Administrators collectively earned $41,617 in regard to Federated Managed Aggressive Growth Fund.
Dr. Henry J. Gailliot, an officer of Federated Management, the Adviser to the Fund, holds approximately 20% of the outstanding common stock and serves as a director of Commercial Data Services, Inc., a company which provides computer processing services to Federated Administrative Services.
CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Portfolios.
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Services Company, Boston, Massachusetts, is transfer agent for the shares of the Portfolios and dividend disbursing agent for the Portfolios. The fee paid to the transfer agent is based upon the size, type and number of accounts and transactions made by shareholders.
Federated Services Company also maintains each Portfolio's accounting records. The fee paid for this service is based upon the level of the Portfolio's average net assets for the period plus out-of-pocket expenses.
INDEPENDENT PUBLIC ACCOUNTANTS
The independent public accountants for the Portfolios are Arthur Andersen LLP, Pittsburgh, Pennsylvania.

PURCHASING SHARES

Shares of the Portfolios are sold at the net asset value on days that the New York Stock Exchange is open for business. The procedure for purchasing shares of the Portfolios is explained in each Portfolio's respective prospectus under "Investing in Institutional Shares" or "Investing in Select Shares."


DISTRIBUTION PLAN AND SHAREHOLDER SERVICES AGREEMENT

With respect to Select Shares, the Fund has adopted a Distribution Plan in accordance with Investment Company Act Rule 12b-1. Additionally, the Fund has adopted a Shareholder Services Agreement with respect to both Select Shares and Institutional Shares.
These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.
By adopting the Distribution Plan, the Trustees expect that the Portfolios will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Portfolios in pursuing their investment objectives. By identifying potential investors whose needs are served by the Portfolios'

objectives, and properly servicing these accounts, it may be possible to curb sharp fluctuations in rates of redemptions and sales.
Other benefits, which may be realized under either arrangement, may include:
(1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.
For the fiscal year ended November 30, 1995, and for the period from January 27, 1994 (start of business) to November 30, 1994, the Select Shares of Federated Managed Income Fund, Federated Managed Growth and Income Fund, Federated Managed Growth Fund, and Federated Managed Aggressive Growth Fund incurred $55,959 and $13,223, $82,559 and $10,942, $87,921 and $7,223 and
$40,751 and $4,543, respectively, in distribution services fees, of which $18,653 and $4,407, $27,520 and $3,647, $29,307 and $2,408, and $13,584 and
$1514 were waived, respectively.
In addition, for the fiscal year ended November 30, 1995, and for the period from January 18, 1994 (start of business) to November 30, 1994, the Select Shares and Institutional Shares of Federated Managed Income Fund paid shareholder services fees in the amount of $18,653 and $4,404, and $99,614 and $0, respectively, of which $0 and $0, and $99,614 and $0 were waived, respectively. For the fiscal year ended November 30, 1995, and for the period from January 27, 1994 (start of business) to November 30, 1994, the Select Shares and Institutional Shares of Federated Managed Growth and Income Fund paid shareholder services fees in the amount of $27,520 and $3,647, and $174,647 and $0, respectively, of which $0 and $0, and $174,647 and $0 were waived, respectively. For the fiscal year ended November 30, 1995, and for the period from January 27, 1994 (start of business) to November 30, 1994, the Select Shares and Institutional Shares of Federated Managed Growth Fund paid shareholder services fees in the amount of $29,307 and $2,408, and $115,420 and

$0, respectively, of which $0 and $0, and $115,420 and $0 were waived, respectively. For the fiscal year ended November 30, 1995, and for the period from January 27, 1994 (start of business) to November 30, 1994, the Select Shares and Institutional Shares of Federated Managed Aggressive Growth Fund paid shareholder services fees in the amount of $13,584 and $1,514, and $47,647 and $0, respectively, of which $0 and $0, and $47,647 and $0 were waived, respectively.
CONVERSION TO FEDERAL FUNDS
It is each Portfolio's policy to be as fully invested as possible so that maximum income may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. State Street Bank and Trust Company acts as the shareholder's agent in depositing checks and converting them to federal funds.
DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by each Portfolio are described in the prospectus. Net asset value will not be calculated on days on which the New York Stock Exchange is closed.
DETERMINING MARKET VALUE OF SECURITIES
Market values of each Portfolio's portfolio securities are determined as follows:
   o for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
   o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
   o for bonds and other fixed-income securities, as determined by an independent pricing service;

   o for short-term obligations, according to the prices as furnished by an independent pricing service;
   o for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost, or at fair value as determined in good faith by the Trustees; and
   o for all other securities, at fair value as determined in good faith by the Trustees.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The Portfolios will value futures contracts, options, and put options on futures at their market values established by the exchanges at the close of option trading on such exchanges unless the Trustees determines in good faith that another method of valuing option positions is necessary to appraise their fair market value.
TRADING IN FOREIGN SECURITIES
Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange. In computing the net asset value, the Portfolios value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

REDEEMING SHARES

The Portfolios redeem shares at the next computed net asset value after the particular Portfolio receives the redemption request. Redemption procedures are explained in the prospectuses under the section entitled "Redeeming Institutional Shares" or "Redeeming Select Shares."
Because portfolio securities of the Portfolios may be traded on foreign exchanges which trade on Saturdays or on holidays on which the Portfolios will not make redemptions, the net asset value of Shares of the Portfolios may be significantly affected on days when shareholders do not have an opportunity to redeem their Shares.
REDEMPTION IN KIND
Although the Trust intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the respective Portfolio's investment portfolio. To the extent available, such securities will be readily marketable. Redemption in kind will be made in conformity with applicable SEC rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner that the Trustees determine to be fair and equitable.
The Trust has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940, under which, with respect to each Portfolio, the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the respective class's net asset value during any 90-day period.
Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.
In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.
TAX STATUS

THE PORTFOLIOS' TAX STATUS
The Portfolios expect to pay no federal income tax because they expect to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Portfolio must, among other requirements:
   o derive at least 90% of its gross income from dividends, interest and gains from the sale of securities;
   o derive less than 30% of its gross income from the sale of securities held less than three months;
   o invest in securities within certain statutory limits; and

   o distribute to its shareholders at least 90% of its net income earned during the year.
However, the Portfolios may invest in the stock of certain foreign corporations which would constitute a Passive Foreign Investment Company (PFIC). Federal income taxes may be imposed on the Portfolios upon disposition of PFIC investments.
Each Portfolio will be treated as a single, separate entity for federal income tax purposes so that income and losses (including capital gains and losses) realized by a Portfolio will not be combined for tax purposes with income and losses realized by any of the other Portfolios.
FOREIGN TAXES
Investment income on certain foreign securities in which the Portfolios may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolios would be subject.
SHAREHOLDERS' TAX STATUS
Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to a particular fund if that fund were a regular corporation and to the extent designated by a fund as so qualifying. These dividends, and any short-term capital gains, are taxable as ordinary income.
  CAPITAL GAINS
     Shareholders will pay federal tax on long-term capital gains distributed to them regardless of how long they have held the shares of the particular Portfolio.

TOTAL RETURN

The average annual total return for the Portfolios is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is compounded by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.
For the one-year period ended November 30, 1995, and for the period from May 25, 1994 (date of initial public investment) through November 30, 1995, the average annual total returns for Federated Managed Income Fund were 14.74% and 9.87%, respectively, for Institutional Shares, and were 13.76% and 9.05%, respectively, for Select Shares.
For the one-year period ended November 30, 1995, and for the period from May 25, 1994 (date of initial public investment) through November 30, 1995, the average annual total returns for Federated Managed Growth and Income Fund were 18.51% and 11.85%, respectively, for Institutional Shares, and were 17.76% and 11.08%, respectively, for Select Shares.
For the one-year period ended November 30, 1995, and for the period from May 25, 1994 (date of initial public investment) through November 30, 1995, the average annual total returns for Federated Managed Growth Fund were 21.79% and 13.43%, respectively, for Institutional Shares, and were 20.95% and 12.68%, respectively, for Select Shares.
For the one-year period ended November 30, 1995, and for the period from May 25, 1994 (date of initial public investment) through November 30, 1995, the average annual total returns for Federated Managed Aggressive Growth Fund were

21.96% and 13.32% respectively, for Institutional Shares, and were 21.36% and 12.71%, respectively, for Select Shares.
YIELD

The yield for both classes of each Portfolio is determined by dividing the net investment income per share (as defined by the SEC) earned by the particular Portfolio over a thirty-day period by the maximum offering price per share of the particular Portfolio on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the particular Portfolio because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.
To the extent that financial institutions charge fees in connection with services provided in conjunction with an investment in a Portfolio, the performance will be reduced for those shareholders paying those fees.
Federated Managed Income Fund's 30-day SEC yields for Institutional Shares and Select Shares were 5.77% and 5.02%, respectively, for the 30-day period ended November 30, 1995.
 Federated Managed Growth and Income Fund's 30-day SEC yields for Institutional Shares and Select Shares were 4.62% and 3.86%, respectively, for the 30-day period ended November 30, 1995.
Federated Managed Growth Fund's 30-day SEC yields for Institutional Shares and Select Shares were 3.94% and 3.20%, respectively, for the 30-day period ended November 30, 1995.
 Federated Managed Aggressive Growth Fund's 30-day SEC yields for Institutional Shares and Select Shares were 3.30% and 2.56%, respectively, for the 30-day period ended November 30, 1995.

PERFORMANCE COMPARISONS

Each Portfolio's performance of both classes of shares depends upon such variables as:
   o portfolio quality;
   o average portfolio maturity;
   o type of instruments in which the particular Portfolio is invested;
   o changes in the expenses of the Trust, the particular Portfolio or either class of shares; and
   o various other factors.
Each Portfolio's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return for each class of the Portfolios.
Investors may use financial publications and/or indices to obtain a more complete view of a Portfolio's performance of either class of shares. When comparing performance of either class of shares, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which a Portfolio uses in advertising may include:
   o LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making competitive calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time. From time to time, a Portfolio will quote its Lipper ranking in advertising and sales literature.
   o STANDARD & POOR'S RATINGS GROUP UTILITY INDEX is an unmanaged index of common stocks from forty different utilities. This index indicates daily changes in the price of the stocks. The index also provides figures for changes in price from the beginning of the year to date and for a twelve-month period.
   o STANDARD & POOR'S RATINGS GROUP DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the Standard & Poor's figures.
   o STANDARD & POOR'S RATINGS GROUP SMALL STOCK INDEX, is a broadly diversified index consisting of approximately 600 small capitalization common stocks that can be used to compare to the total returns of funds whose portfolios are invested primarily in small capitalization common stocks.
   o EUROPE, AUSTRALIA, AND FAR EAST (EAFE) is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. EAFE U.S. dollar total return is a net dividend figure less Luxembourg withholding tax. The EAFE is monitored by Capital International, S.A., Geneva, Switzerland.
   o RUSSELL 2000 INDEX is a broadly diversified index consisting of approximately 2,000 small capitalization common stocks that can be used to compare to the total returns of funds whose portfolios are invested primarily in small capitalization common stocks.
   o LEHMAN BROTHERS TREASURY INTERMEDIATE BOND INDEX (U.S. DOLLARS) is an index composed of all bonds covered by the Lehman Brothers Treasury Bond

     Index with maturities between one and 9.9 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.
   o LEHMAN BROTHERS TREASURY LONG-TERM BOND INDEX (U.S. DOLLARS) is an index composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.
   o J.P. MORGAN GLOBAL NON-U.S. GOVERNMENT BOND INDEX is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden and United Kingdom.
   o LEHMAN BROTHERS CORPORATE INTERMEDIATE BOND INDEX (U.S. DOLLARS) is a subset of the Lehman Brothers Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity less than 10 years.
   o LEHMAN BROTHERS CORPORATE B INDEX is an index composed of all bonds covered by Lehman Brothers High Yield Index rated "B" by Moody's Investors Service. Bonds have a minimum amount outstanding of $100 million and at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.
   o LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX includes 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Corporation (FNMA). Graduated payment mortgages (GPMs) and balloons are included in the index.

   o LEHMAN BROTHERS GOVERNMENT/CORPORATE (TOTAL) INDEX is comprised of approximately 5,000 issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one month, three month, twelve month and ten year periods and year-to-date.
   o LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX is an unmanaged index comprised of all the bonds issued by the Lehman Brothers Government/Corporate Bond Index with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.
   o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
Advertisements and other sales literature for both classes of shares of the Portfolios may quote total returns which are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in either class of shares of the Portfolios based on monthly or quarterly, as applicable, reinvestment of dividends over a specified period of time.
ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making-structured, straightforward, and consistent.

This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.
The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors.
J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international portfolios.
MUTUAL FUND MARKET
Twenty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $2 trillion to the more than 5,500 funds available.* Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:
INSTITUTIONAL CLIENTS
Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.



*Source: Investment Company Institute
TRUST ORGANIZATIONS
Other institutional clients include close relationships with more than 1,500 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Mark R. Gensheimer, Executive Vice President, Bank Marketing & Sales.
BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES
Federated funds are available to consumers through major brokerage firms nationwide--including 200 New York Stock Exchange firms--supported by more wholesalers than any other mutual fund distributor. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Division.







Cusip 56166K 800
Cusip 56166K 701
Cusip 56166K 404
Cusip 56166K 305
Cusip 56166K 602
Cusip 56166K 503
Cusip 56166K 206
Cusip 56166K 107